SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 12, 2005

NEW ISSUE COMPUTATIONAL MATERIALS: COLLATERAL TERM SHEET

$988,026,138 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Seller

AUGUST 12, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 1                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549 FOR ADDITIONAL
                                  INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin *                                                               6.440%
WA Initial Periodic Cap *                                                 2.978%
WA Minimum Rate *                                                         7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interests Only ARM                                                   18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-Off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500          74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000         349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500         474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000         924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500         899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000       1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500         609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000         649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500         489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000        659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500       594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000       517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500       179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000        65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500       128       4,561,045.27      0.46       635       97.36       12.462
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          (AEGIS MORTGAGECORPORATION LOGO)
--------------------------------------------------------------------------------

                           AGGREGATE ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      1.43       646       84.94        9.370
241 - 300              6         915,614.92      0.09       649       84.36        7.325
301 - 360          7,009     952,185,015.84     96.37       614       79.31        7.682
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      1.43       646       84.94        9.370
241 - 300               6         915,614.92      0.09       649       84.36        7.325
301 - 360           7,009     952,185,015.84     96.37       614       79.31        7.682
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                OFF DATE
  TO -VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
LOAN PURPOSE            LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
------------          --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%     7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72      7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17      9.541
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


                             AGGREGATE PROPERTY TYPE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE           LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------         --------   ---------------   ------------   -------   ------   ---------

2-4 Family                314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo                     326      41,009,789.27        4.15        635     80.20      7.887
Modular Home                9       1,207,927.42        0.12        609     76.42      8.494
PUD                       775     128,491,581.08       13.00        621     80.89      7.508
Single Family           6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse                  48       5,658,214.92        0.57        606     82.20      7.712
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 505    $122,869,966.39     12.44%      629       74.41%       7.040%
FL                 758     109,567,237.52     11.09       611       79.80        7.892
TX                 564      53,226,560.91      5.39       608       82.57        7.809
NY                 246      52,332,068.21      5.30       615       76.55        7.427
AZ                 321      49,592,083.42      5.02       633       80.57        7.304
OH                 605      47,608,272.09      4.82       597       83.56        8.377
MA                 227      45,471,568.36      4.60       629       74.81        7.548
IL                 356      45,429,297.52      4.60       618       82.00        7.630
MI                 440      40,300,428.06      4.08       614       81.54        8.186
NV                 209      39,718,470.81      4.02       636       79.57        7.422
MD                 145      29,458,618.41      2.98       601       78.86        7.592
VA                 183      29,178,788.97      2.95       609       77.47        7.741
CO                 215      27,323,547.77      2.77       632       82.98        7.092
NJ                 128      25,962,016.01      2.63       602       74.45        8.198
GA                 241      22,492,285.76      2.28       610       82.95        8.032
NC                 262      22,184,840.74      2.25       594       82.17        8.172
RI                 107      18,483,319.47      1.87       621       75.44        7.507
CT                 129      18,146,986.35      1.84       612       77.80        8.115
NH                 115      16,656,600.44      1.69       634       75.82        7.563
WA                 105      14,875,278.73      1.51       631       82.16        7.090
ME                 128      14,594,441.30      1.48       623       76.23        7.850
MN                  88      13,382,197.01      1.35       611       79.33        7.983
LA                 166      12,704,688.18      1.29       603       81.93        7.797
IN                 179      12,527,363.77      1.27       590       83.94        8.125
MO                 164      12,274,605.68      1.24       590       83.81        8.379
PA                 114      11,869,672.46      1.20       600       81.41        8.159
WI                 102      11,237,315.90      1.14       605       79.81        8.678
TN                 124      10,289,480.34      1.04       610       84.48        8.374
SC                 104       8,459,784.80      0.86       595       84.39        8.752
AL                  99       7,628,628.94      0.77       611       84.79        8.302
Other              493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624       82.05%       7.683%
Full Documentation            5,467     630,942,615.42     63.86       608       79.93        7.692
Stated Documentation          1,969     326,206,758.39     33.02       629       78.21        7.806
NINA                              6       1,381,500.00      0.14       675       73.19        6.439
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                              =====    ===============    ======       ===       =====        =====


                            AGGREGATE OCCUPANCY TYPE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   ---------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         7,335     $949,577,279.46     96.11%      615       79.45%       7.717%
Non-Owner Occupied       237       29,030,477.12      2.94       639       76.61        7.971
Vacation                  50        9,418,381.71      0.95       635       84.95        8.050
                       -----     ---------------    ------       ---       -----        -----
TOTAL:                 7,622     $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====     ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    -------      ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                               % OF CUT-
    INITIAL                                     OFF DATE
  PERIODIC CAP    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.000                  50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500                  13       4,146,353.95      0.52       632       71.60        6.804
2.000                   6         918,161.26      0.12       612       77.43        7.374
3.000               5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                   1         468,000.00      0.06       698       80.00        6.375
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                               % OF CUT-
    INITIAL                                     OFF DATE
  PERIODIC CAP    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500                  26       7,798,168.10      0.98       618       72.47        6.981
2.000                   1         468,000.00      0.06       698       80.00        6.375
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    -------      ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    =======      ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                          ADJUSTABLE RATE LOAN SUMMARY

Total Number of Loans                                                     5,237
Total Outstanding Loan Balance                                  $798,023,019.28
Average Outstanding Loan Balance                                $    152,381.71
Prepayment Penalty Coverage                                               69.52%
WA Coupon                                                                 7.638%
WA Margin                                                                 6.440%
WA Initial Periodic Cap                                                   2.978%
WA Periodic Cap                                                           1.005%
WA Remaining Term (mo.)                                                     359
WA Original LTV                                                           78.95%
WA FICO                                                                     609
WA DTI                                                                    40.70%
First Lien Position                                                      100.00%
Second Lien Position                                                         --
% of Silent Seconds                                                       31.83%

PRODUCT TYPE
2/28 ARM                                                                  73.45%
2/28 Interest Only ARM                                                    22.46%
3/27 ARM                                                                   1.85%
3/27 Interest Only ARM                                                     1.45%
5/25 ARM                                                                   0.50%
5/25 Interest Only ARM                                                     0.29%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.48%
1.0                                                                        8.31%
2.0                                                                       58.68%
2.5                                                                        0.02%
3.0                                                                        2.51%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
principal balance of the adjustable rate loans)
CA                                                                        13.03%
FL                                                                        11.77%
AZ                                                                         5.55%
IL                                                                         5.04%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.31%

OCCUPANCY STATUS
Owner Occupied                                                            95.96%
Non-Owner Occupied                                                         2.95%
Vacation                                                                   1.09%

LOAN PURPOSE
Cash Out Refinance                                                        59.04%
Purchase                                                                  40.74%
Rate/Term Refinance                                                        0.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                ADJUSTABLE RATE LOAN SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
  RANGE OF PRINCIPAL      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)         LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              242    $ 10,682,343.51      1.34%      571       77.32%       9.171%
50,000.01 - 100,000.00      1,721     131,002,514.10     16.42       594       79.63        8.172
100,000.01 - 150,000.00     1,311     162,279,749.87     20.34       604       79.06        7.817
150,000.01 - 200,000.00       790     137,659,481.06     17.25       607       78.02        7.622
200,000.01 - 250,000.00       468     104,651,373.88     13.11       610       78.59        7.499
250,000.01 - 300,000.00       261      71,050,878.83      8.90       617       78.93        7.366
300,000.01 - 350,000.00       160      51,967,359.19      6.51       617       80.15        7.290
350,000.01 - 400,000.00       111      41,632,220.63      5.22       620       78.02        7.202
400,000.01 - 450,000.00        72      30,645,459.76      3.84       642       81.23        7.048
450,000.01 - 500,000.00        45      21,477,535.23      2.69       627       79.64        7.055
500,000.01 - 550,000.00        18       9,425,181.24      1.18       621       75.93        7.226
550,000.01 - 600,000.00        16       9,281,777.10      1.16       625       83.97        7.313
600,000.01 - 650,000.00        10       6,311,518.62      0.79       642       81.40        7.426
650,000.01 >=                  12       9,955,626.26      1.25       616       72.41        7.217
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   30,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  152,381.71

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       ADJUSTABLE RATE LOAN MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
      (%)          LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.21%      677       76.86%       4.905%
5.001 - 5.500          65      15,979,424.12      2.00       701       70.92        5.222
5.501 - 6.000         198      45,553,724.26      5.71       653       76.03        5.827
6.001 - 6.500         380      75,295,676.18      9.44       640       78.34        6.311
6.501 - 7.000         796     142,110,921.42     17.81       631       78.12        6.797
7.001 - 7.500         783     126,841,185.92     15.89       615       78.31        7.269
7.501 - 8.000         866     126,471,852.46     15.85       603       79.31        7.775
8.001 - 8.500         510      71,514,305.90      8.96       593       80.00        8.265
8.501 - 9.000         542      68,248,973.17      8.55       580       81.55        8.758
9.001 - 9.500         423      49,103,436.84      6.15       570       80.95        9.261
9.501 - 10.000        457      51,209,242.93      6.42       557       79.74        9.767
10.001 - 10.500       172      20,161,741.43      2.53       557       81.66       10.219
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.240%
Weighted Average:    7.638%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE LOAN ORIGINAL TERMS*



                                               % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
    (MONTHS)       LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

301 - 360          5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            360
Maximum:            360
Weighted Average:   360

                      ADJUSTABLE RATE LOAN REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE       PRINCIPAL     PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

301 - 360           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:
Maximum:
Weighted Average:

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

               ADJUSTABLE RATE LOAN ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          9    $    418,165.94      0.05%      555       15.58%       8.783%
20.01 - 30.00         19       2,072,733.77      0.26       574       26.53        7.912
30.01 - 40.00         41       5,624,085.71      0.70       601       36.40        7.299
40.01 - 50.00         90      14,295,917.75      1.79       592       46.09        7.620
50.01 - 60.00        151      23,149,701.16      2.90       587       56.33        7.542
60.01 - 70.00        466      78,977,944.94      9.90       576       66.60        7.703
70.01 - 80.00      2,965     445,273,541.71     55.80       619       79.06        7.290
80.01 - 90.00      1,157     179,595,889.41     22.51       601       87.27        8.254
90.01 - 100.00       339      48,615,038.89      6.09       626       95.37        8.510
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.98%
Maximum:            100.00%
Weighted Average:    78.95%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         ADJUSTABLE RATE LOAN FICO SCORE



                                            % OF CUT-
                                             OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL     PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------  ---------------   ---------   -------   ----------   ---------

500 - 520           358    $47,894,051.65      6.00%       511      70.66%       8.793%
521 - 540           393     53,100,092.50      6.65        531      74.59        8.623
541 - 560           475     68,165,253.12      8.54        551      77.23        8.513
561 - 580           530     70,936,060.93      8.89        571      79.31        8.271
581 - 600           952    131,972,691.21     16.54        591      80.04        7.680
601 - 620           745    108,423,302.05     13.59        610      79.95        7.496
621 - 640           564     92,517,325.77     11.59        630      79.97        7.196
641 - 660           517     87,682,122.66     10.99        650      81.11        7.122
661 - 680           266     48,992,393.21      6.14        669      81.71        7.108
681 - 700           181     35,560,422.21      4.46        689      79.58        6.711
701 - 720           115     23,330,615.09      2.92        710      81.87        6.745
721 - 740            51     10,689,720.10      1.34        730      78.01        6.401
741 - 760            43      8,500,139.74      1.07        749      76.90        6.374
761 - 780            23      5,499,942.49      0.69        770      82.89        6.628
781 >=               24      4,758,886.55      0.60        789      71.20        6.195
                  -----   ---------------    ------        ---      -----        -----
TOTAL:            5,237   $798,023,019.28    100.00%       609      78.95%       7.638%
                  =====   ===============    ======        ===      =====        =====


Minimum:            500
Maximum:            809
Weighted Average:   609

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       ADJUSTABLE RATE LOAN - LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE       LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,431    $325,122,737.82     40.74%      625       81.45%       7.399%
Cash Out Refinance      2,793     471,148,392.86     59.04       598       77.22        7.802
Rate/Term Refinance        13       1,751,888.60      0.22       599       79.56        7.828
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                        =====    ===============    ======       ===       =====        =====


                       ADJUSTABLE RATE LOAN PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS       BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          220    $ 45,425,406.49      5.69%      623       75.95%       7.530%
Condo               218      34,502,104.26      4.32       631       79.40        7.683
Modular Home          7         919,151.71      0.12       579       73.08        9.060
PUD                 521     106,390,920.21     13.33       616       80.17        7.374
Single Family     4,238     606,016,833.00     75.94       606       78.93        7.689
Townhouse            33       4,768,603.61      0.60       602       80.67        7.481
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE LOAN STATES - TOP 30



                                            % OF CUT-
                                            OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION    LOANS       BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 379    $104,018,883.31     13.03%      623       74.03%       6.966%
FL                 550      93,947,018.53     11.77       606       79.00        7.771
AZ                 257      44,291,753.67      5.55       628       79.98        7.242
IL                 260      40,184,605.29      5.04       616       80.62        7.397
MA                 163      37,208,010.98      4.66       617       73.99        7.577
TX                 313      37,049,815.54      4.64       604       82.10        7.562
OH                 387      35,809,228.30      4.49       593       82.68        8.287
NY                 141      34,888,993.53      4.37       604       77.19        7.506
MI                 316      34,422,563.90      4.31       612       80.67        7.961
NV                 143      30,636,678.70      3.84       625       80.15        7.471
MD                 122      26,482,925.51      3.32       598       78.46        7.534
NJ                 108      22,964,034.02      2.88       598       74.35        8.183
CO                 132      22,876,366.67      2.87       634       81.22        6.674
VA                 130      22,283,265.06      2.79       595       79.14        7.894
GA                 153      19,036,608.49      2.39       608       80.73        7.679
NC                 176      18,583,209.04      2.33       589       80.87        7.929
CT                  91      14,797,546.92      1.85       599       78.56        8.196
RI                  71      14,598,757.02      1.83       606       75.61        7.586
WA                  70      12,023,187.15      1.51       622       80.56        6.845
IN                 144      11,284,693.77      1.41       588       82.98        7.986
MN                  69      10,871,417.12      1.36       600       78.81        8.108
MO                 124      10,726,738.78      1.34       589       83.32        8.212
NH                  71      10,703,096.26      1.34       620       79.00        7.934
LA                  98       9,377,178.60      1.18       598       80.75        7.586
WI                  76       9,195,252.86      1.15       595       78.96        8.537
PA                  72       8,003,505.35      1.00       582       81.45        8.292
TN                  83       7,750,014.51      0.97       598       83.93        8.417
SC                  71       7,254,105.20      0.91       591       83.70        8.574
KY                  67       6,080,976.85      0.76       599       81.72        7.750
AL                  62       5,897,100.05      0.74       613       83.12        7.933
Other              338      34,775,488.30      4.36       603       81.18        8.239
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     ADJUSTABLE RATE LOAN DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation       120    $ 22,287,360.22      2.79%      609     82.17%     7.748%
Full Documentation            3,620     497,068,452.94     62.29       601     79.38      7.569
Stated Documentation          1,494     277,939,906.12     34.83       624     77.93      7.755
NINA                              3         727,300.00      0.09       666     75.34      6.969
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                              =====    ===============    ======       ===     =====      =====


                       ADJUSTABLE RATE LOAN OCCUPANCY TYPE


                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         5,001    $765,785,359.07     95.96%      608     78.90%     7.618%
Non-Owner Occupied       191      23,523,619.93      2.95       635     77.96      8.120
Vacation                  45       8,714,040.28      1.09       635     86.14      8.061
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          ADJUSTABLE RATE GROSS MARGIN



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 GROSS MARGIN     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====        =====


Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE INITIAL PERIODIC CAP



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                          ADJUSTABLE RATE PERIODIC CAP



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          ADJUSTABLE RATE MAXIMUM RATE



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE MINIMUM RATE (FLOOR)



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                    ADJUSTABLE RATE NEXT RATE ADJUSTMENT DATE



                                          % OF CUT-
 NEXT RATE                                OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             FIXED RATE LOAN SUMMARY

Total Number of Loans                                                     2,385
Total Outstanding Loan Balance                                  $190,003,119.01
Average Outstanding Loan Balance                                $     79,665.88

Prepayment Penalty Coverage                                               71.09%
WA Coupon                                                                 8.104%
WA Original Term (mo.)                                                      331
WA Remaining Term (mo.)                                                     330
WA DTI                                                                    39.56%
First Lien Position                                                       74.12%
Second Lien Position                                                      25.88%
% of Silent Seconds                                                       10.45%

PRODUCT TYPE
Balloon                                                                    4.24%
Fixed                                                                     93.02%
Fixed Interest Only                                                        2.74%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                28.91%
1.0                                                                       12.40%
2.0                                                                        6.02%
2.5                                                                        0.19%
3.0 and greater                                                           52.48%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
principal balance of the fixed rate loans)
CA                                                                         9.92%
NY                                                                         9.18%
TX                                                                         8.51%
FL                                                                         8.22%
OH                                                                         6.21%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
75248 (Dallas, TX)                                                         0.67%

OCCUPANCY STATUS
Owner Occupied                                                            96.73%
Non-Owner Occupied                                                         2.90%
Vacation                                                                   0.37%

LOAN PURPOSE
Cash Out Refinance                                                        64.03%
Purchase                                                                  31.51%
Rate/Term Refinance                                                        4.46%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                  FIXED RATE LOAN SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                       OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,216    $ 35,327,182.55     18.59%      622       96.24%      10.660%
50,000.01 - 100,000.00        619      44,560,671.56     23.45       627       83.70        8.994
100,000.01 - 150,000.00       217      26,739,064.92     14.07       638       77.55        7.731
150,000.01 - 200,000.00       133      23,148,263.79     12.18       660       74.66        6.912
200,000.01 - 250,000.00        89      19,635,120.34     10.33       656       74.63        6.860
250,000.01 - 300,000.00        40      10,851,949.89      5.71       640       74.09        6.746
300,000.01 - 350,000.00        32      10,314,077.89      5.43       668       76.36        6.531
350,000.01 - 400,000.00        14       5,191,171.72      2.73       662       80.88        6.474
400,000.01 - 450,000.00        10       4,214,922.28      2.22       675       74.56        6.123
450,000.01 - 500,000.00         6       2,889,557.04      1.52       699       71.05        5.870
500,000.01 - 550,000.00         2       1,062,200.00      0.56       593       78.39        5.816
550,000.01 - 600,000.00         1         564,000.00      0.30       623       62.67        6.073
600,000.01 - 650,000.00         2       1,245,000.00      0.66       698       78.81        6.305
650,000.01 >=                   4       4,259,937.03      2.24       682       74.47        6.263
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   12,495.02
Maximum:            $1,277,527.88
Weighted Average:   $   79,665.88

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

5.001 - 5.500           9    $  2,024,139.73      1.07%      740       71.64%       5.416%
5.501 - 6.000         151      34,327,766.53     18.07       697       70.90        5.832
6.001 - 6.500          94      19,821,261.47     10.43       664       72.68        6.299
6.501 - 7.000         128      20,598,073.02     10.84       650       76.28        6.821
7.001 - 7.500         116      15,091,489.72      7.94       635       77.43        7.294
7.501 - 8.000         140      17,366,109.02      9.14       622       75.86        7.783
8.001 - 8.500          99       9,298,458.92      4.89       599       78.13        8.276
8.501 - 9.000         107       8,464,677.05      4.46       590       77.48        8.723
9.001 - 9.500          66       5,237,141.11      2.76       593       82.40        9.250
9.501 - 10.000        202      12,112,812.08      6.38       626       92.29        9.900
10.001 - 10.500       422      18,524,863.13      9.75       634       98.16       10.425
10.501 - 11.000       488      14,909,704.04      7.85       611       97.50       10.820
11.001 - 11.500       175       5,330,104.20      2.81       611       96.25       11.280
11.501 - 12.000        62       2,445,743.27      1.29       610       95.34       11.817
12.001 - 12.500       126       4,450,775.72      2.34       637       97.73       12.469
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                    =====    ===============    ======       ===       =====       ======


Minimum               5.153%
Maximum:             12.500%
Weighted Average::    8.104%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72     10.94%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      7.44       646       84.94        9.370
241 - 300              6         915,614.92      0.48       649       84.36        7.325
301 - 360          1,772     154,161,996.56     81.14       642       81.17        7.909
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   331

                        FIXED RATE LOAN REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72     10.94%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      7.44       646       84.94        9.370
241 - 300               6         915,614.92      0.48       649       84.36        7.325
301 - 360           1,772     154,161,996.56     81.14       642       81.17        7.909
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:
Maximum:
Weighted Average:

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                  FIXED RATE LOAN ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          4    $    180,332.19      0.09%      643       17.07%       8.133%
20.01 - 30.00         12         686,444.27      0.36       651       26.35        7.415
30.01 - 40.00         22       1,777,355.21      0.94       640       36.86        7.332
40.01 - 50.00         44       5,173,683.37      2.72       649       45.01        6.857
50.01 - 60.00         78      10,652,524.28      5.61       660       55.90        6.784
60.01 - 70.00        150      24,728,746.58     13.01       643       65.76        6.890
70.01 - 80.00        426      62,848,354.28     33.08       641       78.21        7.108
80.01 - 90.00        201      26,243,525.11     13.81       645       86.92        7.492
90.01 - 100.00     1,448      57,712,153.72     30.37       639       99.19       10.375
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                   =====    ===============    ======       ===       =====       ======


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    81.38%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           FIXED RATE LOAN FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520            36    $  3,237,072.66      1.70%      509       69.80%       9.520%
521 - 540            58       5,025,247.51      2.64       531       72.54        8.740
541 - 560            76       7,532,113.57      3.96       550       75.00        8.563
561 - 580           124       9,475,920.17      4.99       571       80.44        8.801
581 - 600           504      25,035,077.84     13.18       590       86.75        9.314
601 - 620           375      21,616,935.29     11.38       610       84.48        8.833
621 - 640           314      24,815,558.69     13.06       631       82.73        8.066
641 - 660           299      23,201,989.32     12.21       650       84.66        8.256
661 - 680           217      20,681,521.74     10.88       670       81.70        7.780
681 - 700           137      16,657,891.98      8.77       689       78.15        7.303
701 - 720            94      10,323,219.67      5.43       711       78.92        6.994
721 - 740            59       9,673,304.75      5.09       730       77.54        6.573
741 - 760            43       6,208,973.97      3.27       750       79.87        6.742
761 - 780            29       4,200,871.06      2.21       769       75.80        6.384
781 >=               20       2,317,420.79      1.22       792       68.40        6.204
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   642

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN - LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                1,309    $ 59,875,200.22     31.51%      631       92.90%      9.577%
Cash Out Refinance        887     121,653,422.80     64.03       647       74.77       7.255
Rate/Term Refinance       189       8,474,495.99      4.46       649       94.77       9.895
                        -----    ---------------    ------       ---       -----       -----
TOTAL:                  2,385    $190,003,119.01    100.00%      642       81.38%      8.104%
                        =====    ===============    ======       ===       =====       =====


                          FIXED RATE LOAN PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family           94    $ 10,467,393.79      5.51%      649       78.36%       7.714%
Condo               108       6,507,685.01      3.43       655       84.47        8.971
Modular Home          2         288,775.71      0.15       708       87.06        6.691
PUD                 254      22,100,660.87     11.63       648       84.40        8.155
Single Family     1,912     149,748,992.32     78.81       640       80.94        8.084
Townhouse            15         889,611.31      0.47       625       90.38        8.952
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         FIXED RATE LOAN STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 126    $ 18,851,083.08      9.92%      666       76.50%      7.449%
NY                 105      17,443,074.68      9.18       639       75.26       7.269
TX                 251      16,176,745.37      8.51       616       83.66       8.375
FL                 208      15,620,218.99      8.22       643       84.62       8.624
OH                 218      11,799,043.79      6.21       607       86.23       8.648
ME                  79       9,246,325.44      4.87       641       75.75       7.341
NV                  66       9,081,792.11      4.78       675       77.62       7.259
MA                  64       8,263,557.38      4.35       682       78.53       7.419
VA                  53       6,895,523.91      3.63       655       72.08       7.248
NH                  44       5,953,504.18      3.13       661       70.09       6.896
MI                 124       5,877,864.16      3.09       625       86.64       9.498
AZ                  64       5,300,329.75      2.79       674       85.53       7.825
IL                  96       5,244,692.23      2.76       633       92.58       9.417
CO                  83       4,447,181.10      2.34       626       92.04       9.241
RI                  36       3,884,562.45      2.04       676       74.79       7.206
PA                  42       3,866,167.11      2.03       636       81.32       7.884
NC                  86       3,601,631.70      1.90       621       88.91       9.429
GA                  88       3,455,677.27      1.82       621       95.21       9.975
CT                  38       3,349,439.43      1.76       671       74.46       7.762
LA                  68       3,327,509.58      1.75       617       85.29       8.389
NJ                  20       2,997,981.99      1.58       635       75.18       8.309
MD                  23       2,975,692.90      1.57       630       82.43       8.109
WA                  35       2,852,091.58      1.50       669       88.91       8.120
TN                  41       2,539,465.83      1.34       644       86.17       8.242
MN                  19       2,510,779.89      1.32       659       81.61       7.443
WI                  26       2,042,063.04      1.07       650       83.64       9.309
AL                  37       1,731,528.89      0.91       602       90.47       9.557
MO                  40       1,547,866.90      0.81       596       87.18       9.543
IN                  35       1,242,670.00      0.65       605       92.67       9.378
SC                  33       1,205,679.60      0.63       617       88.52       9.823
Other              137       6,671,374.68      3.51       621       85.22       8.999
                 -----    ---------------    ------       ---       -----       -----
TOTAL:           2,385    $190,003,119.01    100.00%      642       81.38%      8.104%
                 =====    ===============    ======       ===       =====       =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       FIXED RATE LOAN DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        60    $  7,207,904.26      3.79%      671       81.70%       7.484%
Full Documentation            1,847     133,874,162.48     70.46       636       81.96        8.151
Stated Documentation            475      48,266,852.27     25.40       656       79.85        8.098
NINA                              3         654,200.00      0.34       686       70.80        5.850
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                              =====    ===============    ======       ===       =====        =====


                         FIXED RATE LOAN OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         2,334    $183,791,920.39     96.73%      642       81.74%       8.128%
Non-Owner Occupied        46       5,506,857.19      2.90       657       70.83        7.335
Vacation                   5         704,341.43      0.37       629       70.25        7.910
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 2,385    $190,003,119.01    100.00%      642       81.38%       8.104%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part I of II)

$976,000,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           $976,000,000 (APPROXIMATE)

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)



                                                     PRINCIPAL        FINAL
                 ORIGINAL              AVG LIFE      LOCKOUT/       SCHEDULED   INITIAL         EXPECTED
   OFFERED      CERTIFICATE             TO CALL   WINDOW TO CALL    MATURITY     CREDIT       RATINGS (F)
CERTIFICATES      BALANCE     COUPON    (YEARS)      (MONTHS)         DATE      SUPPORT   (MOODY'S/S&P/FITCH)
------------   ------------   ------   --------   --------------   ----------   -------   -------------------

     IA1       $176,603,000   (D)(E)     1.00          0 / 22       7/25/2025    23.25%       Aaa/AAA/AAA
     IA2        182,820,000   (D)(E)     3.00         21 / 62       9/25/2034    23.25%       Aaa/AAA/AAA
     IA3         24,010,000   (D)(E)     6.90          82 / 1      10/25/2035    23.25%       Aaa/AAA/AAA
     IIA        384,067,000   (D)(E)     2.32          0 / 83      10/25/2035    23.25%       Aaa/AAA/AAA
     M1          40,000,000   (D)(E)     4.95         45 / 38      10/25/2035    19.25%      Aa1/[AAA]/AA+
     M2          37,000,000   (D)(E)     4.83         42 / 41      10/25/2035    15.55%       Aa2/AA+/AA+
     M3          21,500,000   (D)(E)     4.76         41 / 42      10/25/2035    13.40%       Aa3/AA+/AA
     M4          19,500,000   (D)(E)     4.73         40 / 43      10/25/2035    11.45%        A1/AA/AA-
     M5          17,500,000   (D)(E)     4.70         39 / 44      10/25/2035     9.70%        A2/AA/A+
     M6          16,500,000   (D)(E)     4.68         38 / 45      10/25/2035     8.05%        A3/A+/A-
     B1          15,000,000   (D)(E)     4.67         37 / 46      10/25/2035     6.55%      Baa1/A+/BBB+
     B2          13,000,000   (D)(E)     4.64         37 / 46      10/25/2035     5.25%       Baa2/A/BBB
     B3          11,000,000   (D)(E)     4.64         37 / 46      10/25/2035     4.15%      Baa3/BBB+/BBB
     B4           7,500,000   (D)(E)     4.64         36 / 47      10/25/2035     3.40%      Ba1/BBB/BBB-
     B5          10,000,000   (D)(E)     4.62         36 / 47      10/25/2035     2.40%      Ba2/BBB-/BB+
NOT OFFERED HEREBY
     B6           8,000,000   (D)(E)       Not Offered Hereby      10/25/2035     1.60%        NR/BB+/BB
     B7          10,500,000   (D)(E)       Not Offered Hereby      10/25/2035     0.55%        NR/BB/NR


NOTES:

(A)  100% PREPAYMENT ASSUMPTION:



     Fixed Rate Mortgage Loans:        4.6% CPR in month 1 of the life of the loan, building to 23.0% CPR by month 12
                                       23.0% CPR on and after month 12
     Adjustable Rate Mortgage Loans:   5.0% CPR in month 1 of the life of the loan, building to 27.0% by month 12
                                       27.0% CPR for months 12-23
                                       60.0% CPR for months 24-27
                                       30.0% CPR on and after month 28


(B)  Transaction priced to Optional Termination.

(C)  The principal balance of each Class of Certificates is subject to a 5%
     variance.

(D)  The lesser of (a) the related Pass-Through Rate and (b) the related Net
     Funds Cap.

(E)  If the Optional Termination is not exercised, the margins for the Class A
     Certificates will double and the margins for the Class M and Class B
     Certificates will increase to 1.5x their initial margins.

(F)  RATING AGENCY CONTACTS

     Moody's   Michael Zoccoli (212) 553-1012
     S&P       Brian Weller (212) 438-1934
     Fitch     Sarah Wanchock (212) 908-0723

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

DEPOSITOR:                       Aegis Asset Backed Securities Corporation

SPONSOR, SELLER AND SUB-
SERVICER:                        Aegis Mortgage Corporation. The Sub-Servicer
                                 has a subprime mortgage servicer rating of
                                 "Average" from S&P.

TRUSTEE:                         Wachovia Bank, National Association

MASTER SERVICER, CUSTODIAN
AND SECURITIES ADMINISTRATOR:    Wells Fargo Bank, N. A

SERVICER:                        Ocwen Loan Servicing, LLC ("Ocwen"). Ocwen has
                                 a subprime mortgage servicer rating of "SQ2-"
                                 from Moody's Investors Service ("Moody's"),
                                 "RPS2" from Fitch Ratings ("Fitch") and
                                 "Strong" from Standard and Poor's ("S&P").

CREDIT RISK MANAGER:             MortgageRamp Inc. ("MortgageRamp").
                                 MortgageRamp's primary function will be to
                                 monitor and advise the Sub-Servicer with
                                 respect to default management.

UNDERWRITERS:                    Lead Manager: Credit Suisse First Boston LLC
                                 Co-Managers:  Bear, Stearns & Co. Inc.
                                               Lehman Brothers
                                               UBS Securities LLC

SWAP COUNTERPARTY:               Bear Stearns Financial Products Inc.

THE CERTIFICATES:                The Aegis Asset Backed Securities Trust
                                 Mortgage Pass-Through Certificates, Series
                                 2005-4, will issue 20 classes of certificates
                                 (the "Certificates"): The Class IA1, Class IA2,
                                 Class IA3 and Class IIA Certificates (together,
                                 the "Class A Certificates"); the Class M1,
                                 Class M2, Class M3, Class M4, Class M5 and
                                 Class M6 Certificates (together, the "Class M
                                 Certificates"); the Class B1, Class B2, Class
                                 B3, Class B4, Class B5, Class B6 and Class B7
                                 Certificates (together, the "Class B
                                 Certificates"); and the Class P, Class X and
                                 Class R Certificates. The Class A Certificates
                                 are also referred to herein as the "Senior
                                 Certificates," and the Class M and Class B
                                 Certificates are referred to herein as the
                                 "Subordinate Certificates." The Class M
                                 Certificates, along with the Class B1, Class
                                 B2, Class B3, Class B4 and Class B5
                                 Certificates are referred to herein as the
                                 "Offered Subordinate Certificates". The Class
                                 B6 and Class B7 Certificates are referred to
                                 herein as the "Non-Offered Subordinate
                                 Certificates". Only the Senior Certificates and
                                 the Offered Subordinate Certificates will be
                                 offered hereby (collectively, the "Offered
                                 Certificates").

CUT-OFF DATE:                    August 1, 2005

EXPECTED PRICING DATE:           Week of August 15, 2005

CLOSING DATE:                    On or about August 30, 2005

DISTRIBUTION DATE:               The 25th day of each month or, if the 25th day
                                 is not a business day, on the next succeeding
                                 business day, beginning in September 2005.

DELAY DAYS:                      0 days.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

DAY COUNT:                       Interest will accrue on the Senior Certificates
                                 and the Subordinate Certificates on the basis
                                 of a 360-day year and the actual number of days
                                 elapsed in each Accrual Period.

RECORD DATE:                     With respect to any Distribution Date, the
                                 business day immediately preceding such
                                 Distribution Date.

ACCRUAL PERIOD:                  With respect to any Distribution Date, the
                                 period beginning on the immediately preceding
                                 Distribution Date (or on the Closing Date, in
                                 the case of the first Accrual Period) and
                                 ending on the day immediately preceding the
                                 related Distribution Date.

COLLECTION PERIOD:               With respect to any Distribution Date, the
                                 period beginning on the second day of the
                                 calendar month immediately preceding the month
                                 in which such Distribution Date occurs and
                                 ending on the first day of the month in which
                                 such Distribution Date occurs.

FORM OF REGISTRATION:            Book-Entry form, same day funds through DTC,
                                 Clearstream and Euroclear.

TAX STATUS:                      Each of the Senior Certificates, the
                                 Subordinate Certificates, the Class P
                                 Certificates and the Class X Certificates will
                                 represent ownership of "regular interests" in a
                                 REMIC. The Class R Certificates will represent
                                 the sole class of "residual interest" in each
                                 of the REMICs.

ERISA ELIGIBILITY:               The Offered Certificates are expected to be
                                 eligible for purchase by employee benefit plans
                                 or other retirement arrangements subject to
                                 ERISA or Section 4975 of the Internal Revenue
                                 Code of 1986, provided that certain conditions
                                 are satisfied (as described in the prospectus
                                 supplement).

SMMEA TREATMENT:                 The Senior Certificates and the Subordinate
                                 Certificates will not constitute "mortgage
                                 related securities" for purposes of SMMEA.

MORTGAGE LOANS:                  The collateral will consist of conventional
                                 first and second lien, adjustable and fixed
                                 rate, fully amortizing and balloon residential
                                 mortgage loans (the "Mortgage Loans"). The
                                 statistical calculation pool described herein
                                 consists of two groups of Mortgage Loans, "Loan
                                 Group I" and "Loan Group II".

                                 Loan Group I will consist of fixed-rate and
                                 adjustable -rate residential Mortgage Loans
                                 secured by 93.44% first liens and 6.56% second
                                 liens on mortgaged properties that may or may
                                 not conform to Freddie Mac loan limits.
                                 Approximately 23.71% of Loan Group I will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average IO term of 60 months. The adjustable
                                 -rate, interest only loans have a weighted
                                 average IO term of 60 months.

                                 Loan Group II will consist of fixed-rate and
                                 adjustable -rate residential Mortgage Loans
                                 secured by 96.61% first liens and 3.39% second
                                 liens on mortgaged properties that will conform
                                 to Freddie Mac loan limits. Approximately
                                 16.44% of Loan Group II will consist of
                                 interest only Mortgage Loans. The fixed-rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months. The adjustable -rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 The Sponsor, the Seller and the Sub-Servicer
                                 may solicit borrowers using general and
                                 targeted solicitations (which may be based upon
                                 mortgage loan characteristics including, but
                                 not limited to, interest rate, payment history
                                 or geographic location) as well as
                                 solicitations to borrowers whom they believe
                                 may be considering refinancing their mortgage
                                 loans.

                                 For collateral statistics please refer to Part
                                 II of II of the Aegis Asset Backed Securities
                                 Trust Mortgage Pass-Through Certificates,
                                 Series 2005-4 New Issue Computational
                                 Materials.

OPTIONAL TERMINATION:            The majority holders of the Class X
                                 Certificates (or the Servicer, if the Class X
                                 Certificateholders do not do so) may, at their
                                 option, purchase the Mortgage Loans on or after
                                 the later of (a) any Distribution Date
                                 following the month in which the total
                                 principal balance of the Mortgage Loans
                                 declines to less than 10% of the Cut-off Date
                                 Pool Balance and (b) the Distribution Date in
                                 November 2009 (the later of such Distribution
                                 Dates the "Initial Purchase Date").

SPREAD INCREASE:                 If the option to purchase the Mortgage Loans is
                                 not exercised on the Initial Purchase Date by
                                 the majority Class X Certificateholders (or the
                                 Servicer, if such Class X Certificateholders do
                                 not do so), then with respect to the following
                                 Distribution Date and each succeeding
                                 Distribution Date thereafter, the margins on
                                 the Class A Certificates will double and the
                                 margins on the Class M and Class B Certificates
                                 will increase by a 1.5x multiple.

SERVICING FEE:                   With respect to any Distribution Date, 50 basis
                                 points (0.50%) per annum on the outstanding
                                 principal balance of each Mortgage Loan as of
                                 the first day of the related Collection Period.

CREDIT RISK MANAGEMENT FEE:      With respect to any Distribution Date, 1.25
                                 basis points (0.0125%) per annum on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of the related
                                 Collection Period.

COMBINED MASTER SERVICER,
CUSTODIAN, SECURITIES
ADMINISTRATOR AND TRUSTEE FEE:   In lieu of fees, the Master Servicer, Custodian
                                 and the Securities Administrator will be
                                 compensated through reinvestment income on
                                 monies held in certain accounts of the trust
                                 fund. The Master Servicer will pay the Trustee
                                 Fee out of such reinvestment income.

CERTIFICATE RATE:                The Certificate Rate on each Class of Senior
                                 Certificates and Subordinate Certificates is
                                 equal to the lesser of (i) the related
                                 Pass-Through Rate and (ii) the related Net
                                 Funds Cap.

PASS-THROUGH RATE:               With respect to the Senior Certificates and the
                                 Subordinate Certificates, a per annum rate
                                 equal to the lesser of (a) One-Month LIBOR plus
                                 the applicable margin for each Class or (b) the
                                 applicable Maximum Interest Rate.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

GROUP I OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group I Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 I as of the first day of the related Collection
                                 Period (as defined herein) and adjusted for
                                 prepayments received and distributed on the
                                 prior Distribution Date divided by (y) 12 and
                                 (B) the Pool Balance of Loan Group I as of the
                                 first day of the related Collection Period.

GROUP II OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group II Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 II as of the first day of the related
                                 Collection Period (as defined herein) and
                                 adjusted for prepayments received and
                                 distributed on the prior Distribution Date
                                 divided by (y) 12 and (B) the Pool Balance of
                                 Loan Group II as of the first day of the
                                 related Collection Period.

GROUP I NET FUNDS CAP:           With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group I
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group I and the Group I
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group I as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group I divided by (b) the aggregate Pool
                                 Balance.

GROUP II NET FUNDS CAP:          With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group II
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group II and the Group II
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group II as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group II divided by (b) the aggregate Pool
                                 Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

AGGREGATE NET FUNDS CAP:         With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Net Funds Cap and the Loan Group II Net Funds
                                 Cap, weighted on the basis of the Pool
                                 Subordinate Amount for each Mortgage Pool.

POOL SUBORDINATE AMOUNT:         The "Pool Subordinate Amount" as to any Loan
                                 Group and any Distribution Date is the excess
                                 of the Pool Balance for such Loan Group for the
                                 immediately preceding Distribution Date over
                                 the aggregate class principal amount of the
                                 Class IA1, Class IA2 and Class IA3 Certificates
                                 (in the case of Group I) or the class principal
                                 amount of the Class IIA Certificates (in the
                                 case of Group II), immediately prior to the
                                 related Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with an initial notional
                                 amount of approximately $787.2 million. Under
                                 the Swap Agreement, on each Distribution Date,
                                 the Securities Administrator, on behalf of the
                                 Supplemental Interest Trust (as defined
                                 herein), will be obligated to pay the Swap
                                 Counterparty an amount equal to 4.422% (per
                                 annum) on the swap notional amount based upon a
                                 30/360 day count convention (or in the case of
                                 the first Distribution Date, the number of days
                                 from and including the Closing Date to but
                                 excluding the first Distribution Date based on
                                 a 30-day month) and the Securities
                                 Administrator, on behalf of the Supplemental
                                 Interest Trust, will be entitled to receive
                                 from the Swap Counterparty an amount equal to
                                 One-Month LIBOR (as determined pursuant to the
                                 Swap Agreement) on the swap notional amount
                                 accrued during the related swap accrual period,
                                 based upon an Actual/360 day count convention
                                 (or, for the first Distribution Date, the
                                 actual number of days elapsed from the Closing
                                 Date to but excluding the first Distribution
                                 Date) until the swap is retired. Only the net
                                 amount of the two obligations above will be
                                 paid by the appropriate party. To the extent
                                 that the Securities Administrator, on behalf of
                                 the Supplemental Interest Trust, is obliged to
                                 make a payment to the Swap Counterparty on a
                                 Distribution Date, amounts otherwise available
                                 to Certificateholders will be applied to make
                                 such payment. Shown below is the swap notional
                                 amount schedule.

                                 PERIOD   NOTIONAL BALANCE ($)
                                 ------   --------------------
                                    1          787,200,000
                                    2          777,893,997
                                    3          768,057,798
                                    4          756,510,990
                                    5          741,240,980
                                    6          723,526,939
                                    7          702,695,093
                                    8          677,484,990
                                    9          648,767,985
                                   10          616,072,242
                                   11          579,763,130
                                   12          546,161,091
                                   13          516,559,142
                                   14          492,706,232
                                   15          471,789,660
                                   16          451,185,947
                                   17          432,351,050
                                   18          415,516,759
                                   19          399,894,957
                                   20          384,498,179
                                   21          368,397,781
                                   22          350,693,225
                                   23          321,796,052
                                   24          285,008,841
                                   25          258,978,486
                                   26          240,292,810
                                   27          224,743,557
                                   28          209,529,658
                                   29          194,727,066
                                   30          181,773,958
                                   31          170,808,517
                                   32          161,316,774
                                   33          152,174,570
                                   34          142,611,152
                                   35          132,655,450
                                   36          123,450,595
                                   37          114,809,821
                                   38          106,654,797
                                   39           99,002,380
                                   40           92,165,823
                                   41           86,105,318
                                   42           80,707,912
                                   43           75,695,280
                                   44           70,979,222
                                   45           66,530,402
                                   46           62,289,134
                                   47           58,236,380
                                   48           54,348,580
                                   49           50,520,017
                                   50           46,750,139
                                   51           43,072,716

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

NET MORTGAGE RATE:               For any Mortgage Loan at any time equals the
                                 Mortgage Rate thereof minus the Aggregate
                                 Expense Rate.

AGGREGATE EXPENSE RATE:          For any Mortgage Loan equals the Servicing Fee.

POOL BALANCE:                    As of any date of determination will be equal
                                 to the aggregate of the Scheduled Principal
                                 Balances of the Mortgage Loans as of such date.

CURRENT INTEREST:                The interest accrued during the related Accrual
                                 Period at the applicable Certificate Rate.

CARRYFORWARD INTEREST:           With respect to any Class of Class A, Class M
                                 or Class B Certificates and any Distribution
                                 Date will equal the sum of (1) the amount, if
                                 any, by which (x) the sum of (A) Current
                                 Interest for such Class for the immediately
                                 preceding Distribution Date and (B) any unpaid
                                 Carryforward Interest from the previous
                                 Distribution Date exceeds (y) the amount
                                 distributed in respect of interest on such
                                 Class on such immediately preceding
                                 Distribution Date and (2) interest on such
                                 amount for the related Accrual Period at the
                                 applicable Certificate Rate.

GROUP I
MAXIMUM INTEREST RATE:           The "Group I Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 I Mortgage Rates specified in the related
                                 mortgage notes for the Group I Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group I divided by (b) the
                                 aggregate Pool Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

GROUP II
MAXIMUM INTEREST RATE:           The "Group II Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 II Mortgage Rates specified in the related
                                 mortgage notes for the Group II Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group II divided by (b) the
                                 aggregate Pool Balance.

AGGREGATE
MAXIMUM INTEREST RATE:           With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Maximum Interest Rate and the Loan Group II
                                 Maximum Interest Rate, weighted on the basis of
                                 the Pool Subordinate Amount for each Mortgage
                                 Pool.

BASIS RISK SHORTFALL AMOUNT:     To the extent that (a) the amount of interest
                                 payable to a class at its Pass-Through Rate
                                 exceeds (b) its Net Funds Cap (such excess, a
                                 "Basis Risk Shortfall"), that class will be
                                 entitled to the amount of such Basis Risk
                                 Shortfall, plus interest thereon at the
                                 applicable Pass-Through Rate until paid. Such
                                 amounts are payable to the extent of available
                                 funds, in the priorities described herein.

CREDIT ENHANCEMENT:              For each class of Senior Certificates and
                                 Subordinate Certificates, credit enhancement
                                 will consist of the following:

                                 (1)  Excess interest (excluding net swap
                                      payments received from the Swap
                                      Counterparty)

                                 (2)  Any net swap payments received from the
                                      Swap Counterparty

                                 (3)  Overcollateralization (initially,
                                      approximately 0.55%).

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            The amount of losses on the Mortgage Loans, to
                                 the extent that such losses exceed excess
                                 interest, any remaining net swap payment
                                 received by the Trustee from the Swap
                                 Counterparty and any overcollateralization,
                                 will be applied sequentially to reduce the
                                 principal amount of the Class B7, B6, B5, B4,
                                 B3, B2, B1, M6, M5, M4, M3, M2 and M1
                                 Certificates, in that order, until each such
                                 class is reduced to zero. Losses will not be
                                 applied to reduce the principal amount of the
                                 Class A Certificates.

OVERCOLLATERALIZATION TARGET:    Prior to the Stepdown Date, 0.55% of the
                                 Cut-off Date Pool Balance. On or after the
                                 Stepdown Date, 1.10% of the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, subject to a floor of 0.50% of the
                                 Cut-off Date Pool Balance; provided, however,
                                 that if a Trigger Event has occurred and is
                                 continuing on the related Distribution Date,
                                 the Overcollateralization Target will be the
                                 same as the Overcollateralization Target on the
                                 preceding Distribution Date (i.e. no stepdown
                                 will occur).

TRIGGER EVENT:                   A Trigger Event will have occurred if the
                                 three-month rolling average of the 60+ Day
                                 Delinquency percentage for the three prior
                                 Collection Periods equals or exceeds 32.30% of
                                 the senior enhancement percentage or if the
                                 cumulative realized losses exceeds the
                                 following percentage of the Cut-off Date Pool
                                 Balance on the respective Distribution Date.

                                 DISTRIBUTION DATE   PERCENTAGE
                                 -----------------   ----------
                                      25 - 36           1.45%
                                      37 - 48           3.25%
                                      49 - 60           5.10%
                                      61 - 72           6.60%
                                        73 +            7.40%

STEPDOWN DATE:                   The earlier of (1) the Distribution Date on
                                 which the total principal amount of the Senior
                                 Certificates has been reduced to zero and (2)
                                 the later of (a) the Distribution Date in
                                 September 2008 and (b) the first Distribution
                                 Date on which the senior enhancement percentage
                                 (calculated for this purpose after giving
                                 effect to payments or other recoveries in
                                 respect of the Mortgage Loans during the
                                 related Collection Period but before giving
                                 effect to distributions on the Certificates on
                                 such Distribution Date) is greater than or
                                 equal to 46.50%.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INTEREST PRIORITY OF PAYMENTS:   On each Distribution Date, the interest
                                 received or advanced will be distributed in the
                                 following order of priority, in each case, to
                                 the extent of funds remaining:

                                 (1)  To pay the Servicing Fee;

                                 (2)  To the Supplemental Interest Trust any net
                                      swap payments for such Distribution Date
                                      and any swap termination amount (not
                                      triggered by the Swap Counterparty)
                                      payable to the Swap Counterparty;

                                 (3)  To pay Current Interest and Carryforward
                                      Interest to the Class A Certificates. With
                                      respect to Loan Group I, to the Class IA
                                      Certificates, pro rata; with respect to
                                      Loan Group II, to the Class IIA
                                      Certificates;

                                 (4)  To pay Current Interest and Carryforward
                                      Interest to Classes M1, M2, M3, M4, M5,
                                      M6, B1, B2, B3, B4, B5, B6 and B7
                                      sequentially;

                                 (5)  To pay the Credit Risk Management Fee;

                                 (6)  To pay to the Trustee, previously
                                      unreimbursed extraordinary costs,
                                      liabilities and expenses, to the extent
                                      provided in the Pooling and Servicing
                                      Agreement;

                                 (7)  To pay the holders of the Senior
                                      Certificates and Subordinate Certificates
                                      in respect of principal (in the order of
                                      priority as described herein under
                                      "Principal Priority of Payments"), to
                                      maintain the Overcollateralization Target;

                                 (8)  To pay, pro rata, to Class A, and then,
                                      sequentially, to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7, any
                                      Basis Risk Shortfalls and Unpaid Basis
                                      Risk Shortfalls;

                                 (9)  To pay, sequentially, to Classes M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 the amount of any allocated Realized
                                      Losses remaining unpaid; and

                                 (10) To the Supplemental Interest Trust any
                                      swap termination amount (triggered by the
                                      Swap Counterparty) payable to the Swap
                                      Counterparty;

                                 (11) Any interest or principal remaining, to
                                      pay remaining amounts to the holders of
                                      the Class X Certificates.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

PRINCIPAL PRIORITY OF            On each Distribution Date, the principal
PAYMENTS:                        received or advanced will be deposited to the
                                 Supplemental Interest Trust to the extent of
                                 any swap termination payment due and remaining
                                 unpaid (after application of interest received
                                 or advanced for this purpose on such
                                 Distribution Date) and then in the following
                                 order of priority, in each case, to the extent
                                 of funds remaining:

                                 Prior to the Stepdown Date, or if a Trigger
                                 Event is in effect, the Class A Certificates
                                 (as described in the Class A Principal Priority
                                 of Payments) will receive the principal
                                 collected on the related Mortgage Loans plus
                                 any excess interest and any remaining net swap
                                 payment received from the Swap Counterparty
                                 required to maintain the Overcollateralization
                                 Target until the aggregate Certificate
                                 Principal Balances of the Class A Certificates
                                 has been reduced to zero. The Subordinate
                                 Certificates will not receive any principal
                                 payments until the Stepdown Date.

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal paid on the Class
                                 A Certificates (as described in the Class A
                                 Principal Priority of Payments) will be an
                                 amount such that the Class A Certificates will
                                 maintain a 46.50% Credit Enhancement Percentage
                                 (based on 2x the Class A Initial Target Credit
                                 Enhancement Percentage).

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal will be paid on
                                 Subordinate Certificates in the following
                                 order:

                                 (1)  To the Class M1 Certificates until it
                                      reaches a 38.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class M1
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (2)  To the Class M2 Certificates until it
                                      reaches a 31.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (3)  To the Class M3 Certificates until it
                                      reaches a 26.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class M3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (4)  To the Class M4 Certificates until it
                                      reaches a 22.90% Target Credit Enhancement
                                      Percentage (based on 2x the Class M4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (5)  To the Class M5 Certificates until it
                                      reaches a 19.40% Target Credit Enhancement
                                      Percentage (based on 2x the Class M5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (6)  To the Class M6 Certificates until it
                                      reaches a 16.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M6
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (7)  To the Class B1 Certificates, until it
                                      reaches a 13.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B1
                                      Initial Target Credit Enhancement
                                      Percentage);

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 (8)  To the Class B2 Certificates, until it
                                      reaches a 10.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class B2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (9)  To the Class B3 Certificates, until it
                                      reaches a 8.30% Target Credit Enhancement
                                      Percentage (based on 2x the Class B3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (10) To the Class B4 Certificates, until it
                                      reaches a 6.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (11) To the Class B5 Certificates, until it
                                      reaches a 4.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (12) To the Class B6 Certificates, until it
                                      reaches a 3.20% Target Credit Enhancement
                                      Percentage (based on 2x the Class B6
                                      Initial Target Credit Enhancement
                                      Percentage); and

                                 (13) To the Class B7 Certificates, until it
                                      reaches a 1.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B7
                                      Initial Target Credit Enhancement
                                      Percentage).

                                 Any principal received or advanced remaining
                                 will be distributed alongside the remaining
                                 interest remittance amount received or advanced
                                 as described in clauses (8) through and
                                 including (11) in the section "Interest
                                 Priority of Payments."

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SUPPLEMENTAL INTEREST TRUST:     Funds deposited into the Supplemental Interest
                                 Trust on a Distribution Date will include:

                                 (i)  any net swap payments for such
                                      Distribution Date and any swap termination
                                      amount payable to the Swap Counterparty
                                      deposited as described in clause (2) and
                                      (10) in the section "Interest Priority of
                                      Payments" above;

                                 (ii) any swap termination amount payable to the
                                      Swap Counterparty deposited as described
                                      in the section "Principal Priority of
                                      Payments" above; and

                                 (iii) any net swap payments received from the
                                      Swap Counterparty for such Distribution
                                      Date.

                                 Funds in the Supplemental Interest Trust will
                                 be distributed in the following priority:

                                 (1)  To the Swap Counterparty, any net swap
                                      payments owed for such Distribution Date;

                                 (2)  To the Swap Counterparty, any swap
                                      termination payment;

                                 (3)  To the holders of the Class A
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, on a pro rata
                                      basis, to the extent unpaid from interest
                                      received or advanced from the Mortgage
                                      Loans as described in clause (3) in the
                                      section "Interest Priority of Payments"
                                      above;

                                 (4)  To the holders of the Subordinate
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, sequentially, to
                                      the extent unpaid from interest received
                                      or advanced from the Mortgage Loans as
                                      described in clause (4) in the section
                                      "Interest Priority of Payments" above;

                                 (5)  To the Certificateholders, to pay pro
                                      rata, to Class A, and then sequentially to
                                      Classes M1, M2, M3, M4, M5, M6, B1, B2,
                                      B3, B4, B5, B6 and B7 any Basis Risk
                                      Shortfalls and Unpaid Basis Risk
                                      Shortfalls to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (8)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (6)  To the Certificateholders, to pay as
                                      principal according to the section
                                      "Principal Priority of Payments" above, to
                                      Classes A (further described in the Class
                                      A Principal Priority of Payments), M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 to maintain the Overcollateralization
                                      Target to the extent required after
                                      payment from interest received or advanced
                                      from the Mortgage Loans as described in
                                      clause (7) in the section "Interest
                                      Priority of Payments" above;

                                 (7)  To the Certificateholders, to pay
                                      sequentially to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7 the
                                      amount of any allocated Realized Losses
                                      remaining unpaid to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (9)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (8)  To the holders of the Class X
                                      Certificates, any remaining amounts.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

CLASS A PRINCIPAL PRIORITY OF
PAYMENT:                         For Loan Group I, the Group I portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated as follows:

                                 1)   to the Class IA1 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 2)   to the Class IA2 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 3)   to the Class IA3 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero.

                                 For Loan Group II, the Group II portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated to the Class IIA Certificates
                                 until the respective certificate principal
                                 balance thereof is reduced to zero.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INITIAL TARGET CREDIT
ENHANCEMENT (% OF
INITIAL COLLATERAL BALANCE):
                                 A    23.25%
                                 M1   19.25%
                                 M2   15.55%
                                 M3   13.40%
                                 M4   11.45%
                                 M5    9.70%
                                 M6    8.05%
                                 B1    6.55%
                                 B2    5.25%
                                 B3    4.15%
                                 B4    3.40%
                                 B5    2.40%
                                 B6    1.60%
                                 B7    0.55%

TARGET CREDIT ENHANCEMENT
ON OR AFTER STEPDOWN DATE
(% OF CURRENT COLLATERAL
BALANCE):
                                 A    46.50%
                                 M1   38.50%
                                 M2   31.10%
                                 M3   26.80%
                                 M4   22.90%
                                 M5   19.40%
                                 M6   16.10%
                                 B1   13.10%
                                 B2   10.50%
                                 B3    8.30%
                                 B4    6.80%
                                 B5    4.80%
                                 B6    3.20%
                                 B7    1.10%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NET FUNDS CAP SCHEDULE (1)

         GROUP I NET      GROUP I
          FUNDS CAP      EFFECTIVE
PERIOD       (%)       RATE (2) (%)
------   -----------   ------------
   1          N/A            N/A
   2         7.22          19.42
   3         6.99          19.24
   4         7.22          19.30
   5         6.99          19.07
   6         6.99          18.95
   7         7.73          19.19
   8         6.99          18.56
   9         7.22          18.42
  10         6.99          17.96
  11         7.22          17.70
  12         6.99          17.21
  13         6.99          16.91
  14         7.22          16.85
  15         6.99          16.53
  16         7.22          16.51
  17         6.99          16.20
  18         6.99          16.08
  19         7.74          16.45
  20         6.99          15.85
  21         7.22          15.86
  22         6.99          15.50
  23         7.23          15.17
  24         9.11          16.69
  25         9.16          16.51
  26         9.45          16.65
  27         9.13          16.37
  28         9.43          16.33
  29         9.12          15.78
  30         9.81          16.20
  31        10.50          16.56
  32         9.82          15.82
  33        10.14          15.92
  34         9.81          15.43
  35        10.14          15.46
  36        10.51          15.65
  37        10.57          15.49
  38        10.91          15.57
  39        10.56          15.04
  40        10.90          15.16
  41        10.55          14.68
  42        11.22          15.20
  43        12.45          16.18
  44        11.24          14.95
  45        11.61          15.15
  46        11.23          14.67
  47        11.60          14.87
  48        11.27          14.45
  49        11.28          14.32
  50        11.65          14.51
  51        11.27          14.00
  52        11.64          11.64
  53        11.25          11.25
  54        11.25          11.25
  55        12.47          12.47
  56        11.25          11.25
  57        11.63          11.63
  58        11.24          11.24
  59        11.61          11.61
  60        11.24          11.24
  61        11.24          11.24
  62        11.60          11.60
  63        11.22          11.22
  64        11.59          11.59
  65        11.21          11.21
  66        11.21          11.21
  67        12.40          12.40
  68        11.19          11.19
  69        11.56          11.56
  70        11.18          11.18
  71        11.55          11.55
  72        11.17          11.17
  73        11.16          11.16
  74        11.53          11.53
  75        11.15          11.15
  76        11.51          11.51
  77        11.14          11.14
  78        11.13          11.13
  79        11.89          11.89
  80        11.12          11.12
  81        11.48          11.48
  82        11.10          11.10
  83        11.47          11.47
  84        11.09          11.09

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group I effective net funds cap rate ("Group I Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group I owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group I paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group I for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NET FUNDS CAP SCHEDULE (1)

         GROUP II NET     GROUP II
           FUNDS CAP      EFFECTIVE
PERIOD        (%)       RATE (2) (%)
------   ------------   ------------
   1           N/A            N/A
   2          7.24          19.43
   3          7.00          19.26
   4          7.24          19.32
   5          7.00          19.09
   6          7.00          18.96
   7          7.75          19.21
   8          7.00          18.58
   9          7.24          18.44
  10          7.00          17.97
  11          7.24          17.71
  12          7.00          17.22
  13          7.00          16.92
  14          7.24          16.86
  15          7.00          16.55
  16          7.24          16.52
  17          7.00          16.22
  18          7.00          16.09
  19          7.75          16.47
  20          7.00          15.86
  21          7.24          15.87
  22          7.00          15.52
  23          7.24          15.18
  24          9.17          16.75
  25          9.15          16.49
  26          9.43          16.63
  27          9.10          16.35
  28          9.40          16.30
  29          9.09          15.75
  30          9.79          16.18
  31         10.46          16.52
  32          9.78          15.78
  33         10.10          15.87
  34          9.77          15.38
  35         10.09          15.41
  36         10.51          15.65
  37         10.52          15.44
  38         10.87          15.53
  39         10.51          15.00
  40         10.86          15.11
  41         10.50          14.63
  42         11.20          15.18
  43         12.40          16.13
  44         11.19          14.89
  45         11.55          15.09
  46         11.17          14.61
  47         11.54          14.82
  48         11.24          14.41
  49         11.23          14.27
  50         11.60          14.46
  51         11.22          13.96
  52         11.58          11.58
  53         11.20          11.20
  54         11.22          11.22
  55         12.42          12.42
  56         11.21          11.21
  57         11.57          11.57
  58         11.19          11.19
  59         11.56          11.56
  60         11.19          11.19
  61         11.18          11.18
  62         11.55          11.55
  63         11.16          11.16
  64         11.53          11.53
  65         11.15          11.15
  66         11.15          11.15
  67         12.33          12.33
  68         11.13          11.13
  69         11.49          11.49
  70         11.11          11.11
  71         11.48          11.48
  72         11.10          11.10
  73         11.09          11.09
  74         11.45          11.45
  75         11.08          11.08
  76         11.44          11.44
  77         11.06          11.06
  78         11.06          11.06
  79         11.81          11.81
  80         11.04          11.04
  81         11.40          11.40
  82         11.02          11.02
  83         11.38          11.38
  84         11.01          11.01

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group II effective net funds cap rate ("Group II Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group II owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group II paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group II for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NET FUNDS CAP SCHEDULE (1)

         AGGREGATE     AGGREGATE
         NET FUNDS     EFFECTIVE
PERIOD    CAP (%)    RATE (2) (%)
------   ---------   ------------
   1         N/A           N/A
   2        7.23         19.42
   3        6.99         19.25
   4        7.23         19.31
   5        6.99         19.08
   6        6.99         18.95
   7        7.74         19.20
   8        6.99         18.57
   9        7.23         18.43
  10        6.99         17.97
  11        7.23         17.70
  12        7.00         17.22
  13        7.00         16.92
  14        7.23         16.85
  15        7.00         16.54
  16        7.23         16.51
  17        7.00         16.21
  18        7.00         16.09
  19        7.75         16.46
  20        7.00         15.86
  21        7.23         15.86
  22        7.00         15.51
  23        7.23         15.18
  24        9.14         16.72
  25        9.16         16.50
  26        9.44         16.64
  27        9.11         16.36
  28        9.41         16.31
  29        9.11         15.76
  30        9.80         16.19
  31       10.48         16.54
  32        9.80         15.80
  33       10.12         15.89
  34        9.79         15.40
  35       10.11         15.44
  36       10.51         15.65
  37       10.55         15.46
  38       10.89         15.55
  39       10.53         15.02
  40       10.88         15.14
  41       10.52         14.65
  42       11.21         15.19
  43       12.43         16.15
  44       11.22         14.92
  45       11.58         15.12
  46       11.20         14.64
  47       11.57         14.85
  48       11.25         14.43
  49       11.26         14.29
  50       11.63         14.49
  51       11.24         13.98
  52       11.61         11.61
  53       11.23         11.23
  54       11.23         11.23
  55       12.44         12.44
  56       11.23         11.23
  57       11.60         11.60
  58       11.22         11.22
  59       11.59         11.59
  60       11.22         11.22
  61       11.21         11.21
  62       11.58         11.58
  63       11.19         11.19
  64       11.56         11.56
  65       11.18         11.18
  66       11.18         11.18
  67       12.37         12.37
  68       11.16         11.16
  69       11.53         11.53
  70       11.15         11.15
  71       11.51         11.51
  72       11.14         11.14
  73       11.13         11.13
  74       11.49         11.49
  75       11.11         11.11
  76       11.48         11.48
  77       11.10         11.10
  78       11.09         11.09
  79       11.85         11.85
  80       11.08         11.08
  81       11.44         11.44
  82       11.06         11.06
  83       11.43         11.43
  84       11.05         11.05

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The aggregate effective net funds cap rate ("Aggregate Effective Rate") is the annual rate equal to the weighted average of the Group I Effective Rate and the Group II Effective Rate, weighted on the basis of the Pool
     Subordinate Amount for each Mortgage Group.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

CLASS IA1 (TO CALL / TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         13.00        1.59        1.22        1.00        0.85         0.75
MODIFIED DURATION (YEARS)                     9.80        1.51        1.17        0.96        0.82         0.72
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0           0            0
PRINCIPAL WINDOW (MONTHS)                      239          35          25          22          18           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.78        3.77        3.77        3.77        3.78         3.78


CLASS IA2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.39        4.24        3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.42        3.77        2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24          21          17           14
PRINCIPAL WINDOW (MONTHS)                      110         134          90          62          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93        3.93        3.93         3.93


CLASS IA2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%        150%
--------------------------               ---------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.40        4.25         3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.43        3.78         2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007    6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   9/25/2034   3/25/2020   6/25/2015   10/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24           21          17           14
PRINCIPAL WINDOW (MONTHS)                      111         141          94           65          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93         3.93        3.93         3.93


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS IA3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         28.99       13.99        9.49        6.90         4.37         2.25
MODIFIED DURATION (YEARS)                    16.86       10.52        7.75        5.92         3.92         2.11
FIRST PRINCIPAL PAYMENT                  8/25/2034   8/25/2019   2/25/2015   7/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     347         167         113          82           34           25
PRINCIPAL WINDOW (MONTHS)                        1           1           1           1           30            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.03        4.03        4.03        4.03         4.03         4.03


CLASS IA3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%         150%
--------------------------               ---------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                         29.50       19.04       13.38         9.90         6.40         2.25
MODIFIED DURATION (YEARS)                    17.02       12.98       10.08         7.96         5.40         2.11
FIRST PRINCIPAL PAYMENT                  9/25/2034   3/25/2020   6/25/2015   10/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   7/25/2035   3/25/2032   2/25/2026    2/25/2021   10/25/2017    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     348         174         117           85           34           25
PRINCIPAL WINDOW (MONTHS)                       11         145         129          101          112            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.04        4.10        4.12         4.13         4.14         4.03


CLASS IIA (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.37        4.63        3.17        2.32         1.64        1.34
MODIFIED DURATION (YEARS)                    12.86        3.93        2.82        2.12         1.55        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      348         168         114          83           64          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.91        3.91        3.91         3.91        3.91


CLASS IIA (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%          75%         100%        125%         150%
--------------------------               ---------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.40        4.94         3.40        2.50         1.77        1.34
MODIFIED DURATION (YEARS)                    12.87        4.08         2.96        2.25         1.64        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005    9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2035   1/25/2032   12/25/2025   1/25/2021   10/25/2017   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0            0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      359         317          244         185          146          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.92         3.92        3.92         3.92        3.91


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%         150%
--------------------------               ----------   ----------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24        6.18        4.95         5.28         4.06
MODIFIED DURATION (YEARS)                     15.91         7.39        5.27        4.37         4.65         3.66
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009    8/25/2010    1/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45           59           28
PRINCIPAL WINDOW (MONTHS)                        71          115          78          38            5           23
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.17        4.17        4.17         4.17         4.17


CLASS M1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94        10.10        6.83        5.46        6.00        6.21
MODIFIED DURATION (YEARS)                     15.94         7.81        5.66        4.72        5.20        5.33
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009   8/25/2010   1/25/2008
LAST PRINCIPAL PAYMENT                    6/25/2035   12/25/2029   6/25/2023   1/25/2019   1/25/2016   5/25/2015
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45          59          28
PRINCIPAL WINDOW (MONTHS)                        81          239         178         116          66          89
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.18        4.19        4.19        4.19        4.25


CLASS M2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.83         4.74         4.17
MODIFIED DURATION (YEARS                      15.87        7.38        5.26        4.26         4.22         3.76
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        71         115          78          41           14            5
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19        4.19        4.19        4.19         4.19         4.19


CLASS M2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.08         6.81        5.32         5.12        4.60
MODIFIED DURATION (YEARS)                     15.90        7.79         5.65        4.60         4.50        4.10
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   3/25/2009   11/25/2009   7/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035   4/25/2029   10/25/2022   6/25/2018    8/25/2015   6/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          42           50          46
PRINCIPAL WINDOW (MONTHS)                        81         231          170         112           70          48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19        4.20         4.21        4.21         4.20        4.21


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.76         4.41         3.78
MODIFIED DURATION (YEARS)                     15.84         7.37         5.26         4.21         3.94         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           41           47           41
PRINCIPAL WINDOW (MONTHS)                        71          115           78           42           17           10
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21         4.21         4.21         4.21         4.21         4.21


CLASS M3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.06         6.79         5.24         4.77         4.05
MODIFIED DURATION (YEARS)                     15.86         7.78         5.63         4.54         4.21         3.64
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035    6/25/2028   12/25/2021   11/25/2017    2/25/2015    1/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           41           47           41
PRINCIPAL WINDOW (MONTHS)                        81          221          160          106           67           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21         4.22         4.23         4.23         4.23         4.22


CLASS M4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.73         4.24         3.56
MODIFIED DURATION (YEARS)                     15.64         7.33         5.24         4.16         3.80         3.23
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           40           44           38
PRINCIPAL WINDOW (MONTHS)                        71          115           78           43           20           13
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.32         4.32         4.32         4.32         4.32


CLASS M4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.04         6.77         5.19         4.59         3.81
MODIFIED DURATION (YEARS)                     15.66         7.72         5.60         4.48         4.06         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008    1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   10/25/2027    5/25/2021    6/25/2017    9/25/2014   10/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           40           44           38
PRINCIPAL WINDOW (MONTHS)                        80          213          153          102           65           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.34         4.34         4.35         4.34         4.34


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.70         4.13         3.41
MODIFIED DURATION (YEARS)                     15.55         7.31         5.23         4.13         3.70         3.10
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        71          115           78           44           22           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37         4.37         4.37         4.37         4.37         4.38


CLASS M5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.01         6.75         5.14         4.47         3.65
MODIFIED DURATION (YEARS)                     15.57         7.68         5.57         4.43         3.95         3.29
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035    2/25/2027   10/25/2020   12/25/2016    5/25/2014    6/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        80          205          146           97           63           46
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37         4.39         4.40         4.40         4.40         4.40


CLASS M6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18         4.68         4.05         3.30
MODIFIED DURATION (YEARS)                     15.46         7.29         5.22         4.11         3.63         3.01
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        71          115           78           45           23           17
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43         4.43         4.43         4.43         4.43         4.43


CLASS M6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%         125%         150%
--------------------------               ----------   ----------   ----------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94         9.96         6.71         5.09         4.36         3.52
MODIFIED DURATION (YEARS)                     15.48         7.65         5.54         4.39         3.86         3.18
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035    5/25/2026    4/25/2020    6/25/2016   12/25/2013    3/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        79          196          140           92           59           45
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43         4.44         4.45         4.45         4.45         4.45


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.67         3.99         3.21
MODIFIED DURATION (YEARS)                     14.53        7.09        5.11         4.04         3.53         2.90
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           24           18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.99        4.99        4.99         5.00         5.00         4.99


CLASS B1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%        150%
--------------------------               ----------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                          26.93        9.91        6.67         5.05        4.27         3.41
MODIFIED DURATION (YEARS)                     14.55        7.39        5.40         4.29        3.73         3.05
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   7/25/2025   7/25/2019   12/25/2015   7/25/2013   10/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37          40           33
PRINCIPAL WINDOW (MONTHS)                        79         186         131           87          55           41
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.00        5.02        5.03         5.03        5.03         5.03


CLASS B2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.93         3.15
MODIFIED DURATION (YEARS)                     14.21        7.02        5.07         3.99         3.47         2.84
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   12/25/2008    5/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           39           32
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           25           19
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.20        5.20         5.20         5.20         5.20


CLASS B2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.93        9.83         6.60         4.97         4.18        3.32
MODIFIED DURATION (YEARS)                     14.23        7.28         5.32         4.21         3.64        2.96
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   12/25/2008   5/25/2008
LAST PRINCIPAL PAYMENT                    3/25/2035   7/25/2024   10/25/2018    4/25/2015    2/25/2013   6/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           39          32
PRINCIPAL WINDOW (MONTHS)                        78         174          122           79           51          38
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.23         5.24         5.24         5.24        5.23


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.89         3.11
MODIFIED DURATION (YEARS)                     13.60        6.88        5.00         3.95         3.40         2.77
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   11/25/2008    4/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           38           31
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           26           20
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.62        5.62         5.62         5.62         5.62


CLASS B3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.92        9.72         6.52         4.91         4.09        3.23
MODIFIED DURATION (YEARS)                     13.62        7.08         5.19         4.12         3.54        2.87
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   11/25/2008   4/25/2008
LAST PRINCIPAL PAYMENT                    2/25/2035   6/25/2023   12/25/2017    9/25/2014    7/25/2012   1/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           38          31
PRINCIPAL WINDOW (MONTHS)                        77         161          112           72           45          34
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.64         5.65         5.66         5.66        5.65


CLASS B4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.64         3.88         3.09
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.87         3.34         2.72
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.90        9.58        6.42         4.83         4.01        3.16
MODIFIED DURATION (YEARS)                     12.77        6.81        5.02         3.99         3.43        2.78
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008    9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2034   3/25/2022   1/25/2017   12/25/2013    1/25/2012   7/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           36           37          30
PRINCIPAL WINDOW (MONTHS)                        75         146         101           64           40          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.27        6.27         6.28         6.28        6.27


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.17        4.62         3.84         3.02
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.86         3.31         2.67
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.86        9.36        6.26        4.69         3.89        3.04
MODIFIED DURATION (YEARS)                     12.77        6.72        4.94        3.90         3.34        2.68
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   11/25/2034   2/25/2021   3/25/2016   5/25/2013    7/25/2011   3/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37          30
PRINCIPAL WINDOW (MONTHS)                        74         133          91          57           34          25
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.25        6.25        6.26         6.25        6.24


CLASS B6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


CLASS B6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%        125%         150%
--------------------------               ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B7 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


CLASS B7 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
       (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)



                              EXCESS    EXCESS
         1-MONTH   6-MONTH    SPREAD    SPREAD
         FORWARD   FORWARD   (STATIC   (FORWARD
          LIBOR     LIBOR     LIBOR)    LIBOR)
PERIOD     (%)       (%)       (%)        (%)
------   -------   -------   -------   --------

   1      3.5720    4.0230    3.3145    3.3145
   2      3.8166    4.1453    2.5826    2.5309
   3      3.9457    4.2352    2.5443    2.4613
   4      4.0714    4.3191    2.5850    2.4757
   5      4.2551    4.3769    2.5472    2.3880
   6      4.2775    4.4168    2.5499    2.3798
   7      4.2936    4.4475    2.6838    2.5197
   8      4.3467    4.4772    2.5602    2.3539
   9      4.4400    4.5035    2.6155    2.3771
  10      4.4120    4.5192    2.5787    2.3218
  11      4.4905    4.5443    2.6447    2.3497
  12      4.4584    4.5603    2.6014    2.2869
  13      4.4682    4.5853    2.6088    2.2734
  14      4.5017    4.6115    2.6722    2.3233
  15      4.5324    4.6342    2.6126    2.2316
  16      4.5602    4.6532    2.6772    2.2851
  17      4.5846    4.6681    2.6136    2.1929
  18      4.6055    4.6786    2.6120    2.1753
  19      4.6225    4.6846    2.8110    2.3982
  20      4.6354    4.6857    2.6071    2.1439
  21      4.6439    4.6826    2.6755    2.2066
  22      4.6478    4.6758    2.6068    2.1152
  23      4.6467    4.6662    2.6995    2.1823
  24      4.6405    4.6547    4.7243    4.2807
  25      4.6295    4.6423    4.7308    4.2773
  26      4.6169    4.6302    4.7763    4.3421
  27      4.6040    4.6188    4.6514    4.2037
  28      4.5912    4.6089    4.7397    4.2985
  29      4.5789    4.6007    4.6547    4.1818
  30      4.5677    4.5948    4.6539    4.4648
  31      4.5580    4.5917    4.8366    4.6837
  32      4.5504    4.5917    4.6443    4.4454
  33      4.5452    4.5947    4.7349    4.5476
  34      4.5430    4.6000    4.6334    4.4138
  35      4.5443    4.6073    4.7310    4.5159
  36      4.5494    4.6158    4.6663    4.4279
  37      4.5582    4.6248    4.6906    4.4343
  38      4.5676    4.6336    4.8475    4.5914
  39      4.5768    4.6421    4.7855    4.4856
  40      4.5857    4.6501    4.9153    4.6201
  41      4.5942    4.6577    4.8229    4.4858
  42      4.6024    4.6648    4.8370    4.5252
  43      4.6102    4.6713    5.1744    4.9286
  44      4.6175    4.6772    4.8561    4.5183
  45      4.6242    4.6826    4.9761    4.6501
  46      4.6304    4.6874    4.8746    4.5077
  47      4.6359    4.6920    4.9962    4.6428
  48      4.6407    4.6962    4.8931    4.5211
  49      4.6449    4.7004    4.9029    4.5180
  50      4.6490    4.7045    5.0282    4.6580
  51      4.6530    4.7086    4.9218    4.5086
  52      4.6570    4.7128    5.1860    4.6090
  53      4.6611    4.7170    5.0495    4.4328
  54      4.6651    4.7212    5.0497    4.4461
  55      4.6692    4.7254    5.4588    4.9586
  56      4.6733    4.7298    5.0504    4.4386
  57      4.6774    4.7341    5.1884    4.6084
  58      4.6816    4.7386    5.0530    4.4327
  59      4.6859    4.7432    5.1906    4.6021
  60      4.6902    4.7480    5.0661    4.4561
  61      4.6946    4.7529    5.0676    4.4536
  62      4.6991    4.7579    5.2040    4.6219
  63      4.7038    4.7632    5.0699    4.4464
  64      4.7087    4.7687    5.2063    4.6146
  65      4.7137    4.7744    5.0737    4.4401
  66      4.7190    4.7803    5.0761    4.4613
  67      4.7244    4.7865    5.4815    4.9735
  68      4.7301    4.7929    5.0797    4.4545
  69      4.7360    4.7995    5.2159    4.6223
  70      4.7422    4.8062    5.0838    4.4467
  71      4.7486    4.8129    5.2201    4.6151
  72      4.7553    4.8195    5.0887    4.4661
  73      4.7622    4.8259    5.0913    4.4628
  74      4.7689    4.8321    5.2274    4.6307
  75      4.7754    4.8379    5.0971    4.4558
  76      4.7816    4.8435    5.2331    4.6246
  77      4.7875    4.8487    5.1036    4.4509
  78      4.7931    4.8535    5.1071    4.4718
  79      4.7984    4.8580    5.3751    4.8138
  80      4.8033    4.8620    5.1147    4.4708
  81      4.8079    4.8658    5.2505    4.6418
  82      4.8121    4.8693    5.1232    4.4715
  83      4.8159    4.8725    5.2589    4.6434
  84      4.8194    4.8757        NA    4.4895


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below describe the Constant Default Rate ("CDR"), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following:
(1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

              STATIC LIBOR         FORWARD LIBOR
           ------------------   ------------------
            CDR    CUMULATIVE    CDR    CUMULATIVE
           BREAK      LOSS      BREAK      LOSS
           -----   ----------   -----   ----------
CLASS M1   32.70%    23.47%     32.10%    23.23%
CLASS M2   25.90%    20.42%     25.20%    20.08%
CLASS M3   22.50%    18.66%     21.80%    18.28%
CLASS M4   19.60%    17.01%     18.90%    16.60%
CLASS M5   17.30%    15.59%     16.50%    15.08%
CLASS M6   15.20%    14.20%     14.40%    13.65%
CLASS B1   13.30%    12.85%     12.50%    12.26%
CLASS B2   11.70%    11.64%     11.00%    11.09%
CLASS B3   10.40%    10.60%      9.70%    10.03%
CLASS B4    9.60%     9.94%      8.80%     9.26%
CLASS B5    8.50%     8.99%      7.70%     8.28%
CLASS B6    7.60%     8.19%      6.90%     7.54%
CLASS B7    6.50%     7.16%      5.70%     6.39%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part I of II)

$591,933,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISEE | BOSTON

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
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                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

           PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549 FOR
                             ADDITIONAL INFORMATION.

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
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                           $591,933,000 (APPROXIMATE)

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)



                                                     PRINCIPAL        FINAL
                 ORIGINAL              AVG LIFE      LOCKOUT/       SCHEDULED   INITIAL         EXPECTED
   OFFERED      CERTIFICATE             TO CALL   WINDOW TO CALL    MATURITY     CREDIT       RATINGS (F)
CERTIFICATES      BALANCE     COUPON    (YEARS)      (MONTHS)         DATE      SUPPORT   (MOODY'S/S&P/FITCH)
------------   ------------   ------   --------   --------------   ----------   -------   -------------------

     IA1       $176,603,000   (D)(E)     1.00          0 / 22       7/25/2025    23.25%       Aaa/AAA/AAA
     IA2        182,820,000   (D)(E)     3.00         21 / 62       9/25/2034    23.25%       Aaa/AAA/AAA
     IA3         24,010,000   (D)(E)     6.90         82 / 1       10/25/2035    23.25%       Aaa/AAA/AAA
      M1         40,000,000   (D)(E)     4.95         45 / 38      10/25/2035    19.25%      Aa1/[AAA]/AA+
      M2         37,000,000   (D)(E)     4.83         42 / 41      10/25/2035    15.55%      Aa2/[AA+]/AA+
      M3         21,500,000   (D)(E)     4.76         41 / 42      10/25/2035    13.40%       Aa3/[AA+]/AA
      M4         19,500,000   (D)(E)     4.73         40 / 43      10/25/2035    11.45%       A1/[AA]/AA-
      M5         17,500,000   (D)(E)     4.70         39 / 44      10/25/2035     9.70%        A2/[AA]/A+
      M6         16,500,000   (D)(E)     4.68         38 / 45      10/25/2035     8.05%        A3/[A+]/A-
      B1         15,000,000   (D)(E)     4.67         37 / 46      10/25/2035     6.55%      Baa1/[A+]/BBB+
      B2         13,000,000   (D)(E)     4.64         37 / 46      10/25/2035     5.25%       Baa2/[A]/BBB
      B3         11,000,000   (D)(E)     4.64         37 / 46      10/25/2035     4.15%     Baa3/[BBB+]/BBB
      B4          7,500,000   (D)(E)     4.64         36 / 47      10/25/2035     3.40%      Ba1/[BBB]/BBB-
      B5         10,000,000   (D)(E)     4.62         36 / 47      10/25/2035     2.40%      Ba2/[BBB-]/BB+
NOT OFFERED HEREBY
     IIA        384,067,000   (D)(E)       Not Offered Hereby      10/25/2035    23.25%       Aaa/AAA/AAA
      B6          8,000,000   (D)(E)       Not Offered Hereby      10/25/2035     1.60%       NR/[BB+]/BB
      B7         10,500,000   (D)(E)       Not Offered Hereby      10/25/2035     0.55%        NR/[BB]/NR


NOTES:

(A)  100% PREPAYMENT ASSUMPTION:
     Fixed Rate Mortgage Loans:        4.6% CPR in month 1 of the life of the
                                       loan, building to 23.0% CPR by
                                       month 12
                                       23.0% CPR on and after month 12

     Adjustable Rate Mortgage Loans:   5.0% CPR in month 1 of the life of the
                                       loan, building to 27.0% by month 12
                                       27.0% CPR for months 12-23
                                       60.0% CPR for months 24-27
                                       30.0% CPR on and after month 28

(B)  Transaction priced to Optional Termination.

(C)  The principal balance of each Class of Certificates is subject to a 5%
     variance.

(D)  The lesser of (a) the related Pass-Through Rate and (b) the related Net
     Funds Cap.

(E)  If the Optional Termination is not exercised, the margins for the Class A
     Certificates will double and the margins for the Class M and Class B
     Certificates will increase to 1.5x their initial margins.

(F)  RATING AGENCY CONTACTS
     Moody's                           Michael Zoccoli (212) 553-1012
     S&P                               Brian Weller (212) 438-1934
     Fitch                             Sarah Wanchock (212) 908-0723

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
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DEPOSITOR:                       Aegis Asset Backed Securities Corporation

SPONSOR, SELLER AND
SUB-SERVICER:                    Aegis Mortgage Corporation. The Sub-Servicer
                                 has a subprime mortgage servicer rating of
                                 "Average" from S&P.

TRUSTEE:                         Wachovia Bank, National Association

MASTER SERVICER, CUSTODIAN
AND SECURITIES ADMINISTRATOR:    Wells Fargo Bank, N. A

SERVICER:                        Ocwen Loan Servicing, LLC ("Ocwen"). Ocwen has
                                 a subprime mortgage servicer rating of "SQ2-"
                                 from Moody's Investors Service ("Moody's"),
                                 "RPS2" from Fitch Ratings ("Fitch") and
                                 "Strong" from Standard and Poor's ("S&P").

CREDIT RISK MANAGER:             MortgageRamp Inc. ("MortgageRamp").
                                 MortgageRamp's primary function will be to
                                 monitor and advise the Sub-Servicer with
                                 respect to default management.

UNDERWRITERS:                    Lead Manager:   Credit Suisse First Boston LLC

                                 Co-Managers:    Bear, Stearns & Co. Inc.
                                                 Lehman Brothers
                                                 UBS Securities LLC

SWAP COUNTERPARTY:               Bear Stearns Financial Products Inc.

THE CERTIFICATES:                The Aegis Asset Backed Securities Trust
                                 Mortgage Pass-Through Certificates, Series
                                 2005-4, will issue 20 classes of certificates
                                 (the "Certificates"): The Class IA1, Class IA2,
                                 Class IA3 and Class IIA Certificates (together,
                                 the "Class A Certificates"); the Class M1,
                                 Class M2, Class M3, Class M4, Class M5 and
                                 Class M6 Certificates (together, the "Class M
                                 Certificates"); the Class B1, Class B2, Class
                                 B3, Class B4, Class B5, Class B6 and Class B7
                                 Certificates (together, the "Class B
                                 Certificates"); and the Class P, Class X and
                                 Class R Certificates. The Class A Certificates
                                 are also referred to herein as the "Senior
                                 Certificates," and the Class M and Class B
                                 Certificates are referred to herein as the
                                 "Subordinate Certificates." The Class IA1,
                                 Class IA2 and Class IA3 Certificates are also
                                 referred to herein as the "Offered Senior
                                 Certificates". The Class IIA Certificates are
                                 also referred to herein as the "Non-Offered
                                 Senior Certificates". The Class M Certificates,
                                 along with the Class B1, Class B2, Class B3,
                                 Class B4 and Class B5 Certificates are referred
                                 to herein as the "Offered Subordinate
                                 Certificates". The Class B6 and Class B7
                                 Certificates are referred to herein as the
                                 "Non-Offered Subordinate Certificates". Only
                                 the Offered Senior Certificates and the Offered
                                 Subordinate Certificates will be offered hereby
                                 (collectively, the "Offered Certificates").

CUT-OFF DATE:                    August 1, 2005

EXPECTED PRICING DATE:           Week of August 15, 2005

CLOSING DATE:                    On or about August 30, 2005

DISTRIBUTION DATE:               The 25th day of each month or, if the 25th day
                                 is not a business day, on the

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
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                                 next succeeding business day, beginning in
                                 September 2005.

DELAY DAYS:                      0 days.

DAY COUNT:                       Interest will accrue on the Senior Certificates
                                 and the Subordinate Certificates on the basis
                                 of a 360-day year and the actual number of days
                                 elapsed in each Accrual Period.

RECORD DATE:                     With respect to any Distribution Date, the
                                 business day immediately preceding such
                                 Distribution Date.

ACCRUAL PERIOD:                  With respect to any Distribution Date, the
                                 period beginning on the immediately preceding
                                 Distribution Date (or on the Closing Date, in
                                 the case of the first Accrual Period) and
                                 ending on the day immediately preceding the
                                 related Distribution Date.

COLLECTION PERIOD:               With respect to any Distribution Date, the
                                 period beginning on the second day of the
                                 calendar month immediately preceding the month
                                 in which such Distribution Date occurs and
                                 ending on the first day of the month in which
                                 such Distribution Date occurs.

FORM OF REGISTRATION:            Book-Entry form, same day funds through DTC,
                                 Clearstream and Euroclear.

TAX STATUS:                      Each of the Senior Certificates, the
                                 Subordinate Certificates, the Class P
                                 Certificates and the Class X Certificates will
                                 represent ownership of "regular interests" in a
                                 REMIC. The Class R Certificates will represent
                                 the sole class of "residual interest" in each
                                 of the REMICs.

ERISA ELIGIBILITY:               The Class IIA Certificates and the Offered
                                 Certificates are expected to be eligible for
                                 purchase by employee benefit plans or other
                                 retirement arrangements subject to ERISA or
                                 Section 4975 of the Internal Revenue Code of
                                 1986, provided that certain conditions are
                                 satisfied (as described in the prospectus
                                 supplement).

SMMEA TREATMENT:                 The Senior Certificates and the Subordinate
                                 Certificates will not constitute "mortgage
                                 related securities" for purposes of SMMEA.

MORTGAGE LOANS:                  The collateral will consist of conventional
                                 first and second lien, adjustable and fixed
                                 rate, fully amortizing and balloon residential
                                 mortgage loans (the "Mortgage Loans"). The
                                 statistical calculation pool described herein
                                 consists of two groups of Mortgage Loans, "Loan
                                 Group I" and "Loan Group II".

                                 Loan Group I will consist of fixed-rate and
                                 adjustable-rate residential Mortgage Loans
                                 secured by 93.44% first liens and 6.56% second
                                 liens on mortgaged properties that may or may
                                 not conform to Freddie Mac loan limits.
                                 Approximately 23.71% of Loan Group I will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average IO term of 60 months. The adjustable
                                 -rate, interest only loans have a weighted
                                 average IO term of 60 months.

                                 Loan Group II will consist of fixed-rate and
                                 adjustable-rate residential Mortgage Loans
                                 secured by 96.61% first liens and 3.39% second
                                 liens on mortgaged properties that will conform
                                 to Freddie Mac loan limits.

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
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                                 Approximately 16.44% of Loan Group II will
                                 consist of interest only Mortgage Loans. The
                                 fixed-rate, interest only loans have a weighted
                                 average

                                 IO term of 60 months. The adjustable-rate,
                                 interest only loans have a weighted average IO
                                 term of 60 months.

                                 The Sponsor, the Seller and the Sub-Servicer
                                 may solicit borrowers using general and
                                 targeted solicitations (which may be based upon
                                 mortgage loan characteristics including, but
                                 not limited to, interest rate, payment history
                                 or geographic location) as well as
                                 solicitations to borrowers whom they believe
                                 may be considering refinancing their mortgage
                                 loans.

                                 For collateral statistics please refer to Part
                                 II of II of the Aegis Asset Backed Securities
                                 Trust Mortgage Pass-Through Certificates,
                                 Series 2005-4 New Issue Computational
                                 Materials.

OPTIONAL TERMINATION:            The majority holders of the Class X
                                 Certificates (or the Servicer, if the Class X
                                 Certificateholders do not do so) may, at their
                                 option, purchase the Mortgage Loans on or after
                                 the later of (a) any Distribution Date
                                 following the month in which the total
                                 principal balance of the Mortgage Loans
                                 declines to less than 10% of the Cut-off Date
                                 Pool Balance and (b) the Distribution Date in
                                 November 2009 (the later of such Distribution
                                 Dates the "Initial Purchase Date").

SPREAD INCREASE:                 If the option to purchase the Mortgage Loans is
                                 not exercised on the Initial Purchase Date by
                                 the majority Class X Certificateholders (or the
                                 Servicer, if such Class X Certificateholders do
                                 not do so), then with respect to the following
                                 Distribution Date and each succeeding
                                 Distribution Date thereafter, the margins on
                                 the Class A Certificates will double and the
                                 margins on the Class M and Class B Certificates
                                 will increase by a 1.5x multiple.

SERVICING FEE:                   With respect to any Distribution Date, 50 basis
                                 points (0.50%) per annum on the outstanding
                                 principal balance of each Mortgage Loan as of
                                 the first day of the related Collection Period.

CREDIT RISK MANAGEMENT FEE:      With respect to any Distribution Date, 1.25
                                 basis points (0.0125%) per annum on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of the related
                                 Collection Period.

COMBINED MASTER SERVICER,
CUSTODIAN, SECURITIES
ADMINISTRATOR AND TRUSTEE FEE:   In lieu of fees, the Master Servicer, Custodian
                                 and the Securities Administrator will be
                                 compensated through reinvestment income on
                                 monies held in certain accounts of the trust
                                 fund. The Master Servicer will pay the Trustee
                                 Fee out of such reinvestment income.

CERTIFICATE RATE:                The Certificate Rate on each Class of Senior
                                 Certificates and Subordinate Certificates is
                                 equal to the lesser of (i) the related
                                 Pass-Through Rate and (ii) the related Net
                                 Funds Cap.

PASS-THROUGH RATE:               With respect to the Senior Certificates and the
                                 Subordinate Certificates, a per

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
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                                 annum rate equal to the lesser of (a) One-Month
                                 LIBOR plus the applicable margin for each Class
                                 or (b) the applicable Maximum Interest Rate.

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
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GROUP I OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group I Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 I as of the first day of the related Collection
                                 Period (as defined herein) and adjusted for
                                 prepayments received and distributed on the
                                 prior Distribution Date divided by (y) 12 and
                                 (B) the Pool Balance of Loan Group I as of the
                                 first day of the related Collection Period.

GROUP II OPTIMAL
INTEREST REMITTANCE AMOUNT:      The Group II Optimal Interest Remittance Amount
                                 with respect to each Distribution Date will be
                                 equal to the product of (A) (x) the weighted
                                 average of the Net Mortgage Rates of Loan Group
                                 II as of the first day of the related
                                 Collection Period (as defined herein) and
                                 adjusted for prepayments received and
                                 distributed on the prior Distribution Date
                                 divided by (y) 12 and (B) the Pool Balance of
                                 Loan Group II as of the first day of the
                                 related Collection Period.

GROUP I NET FUNDS CAP:           With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group I
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group I and the Group I
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group I as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group I divided by (b) the aggregate Pool
                                 Balance.

GROUP II NET FUNDS CAP:          With respect to each Distribution Date will be
                                 an annual rate equal to (a) a fraction,
                                 expressed as a percentage, the numerator of
                                 which is the product of (1) (i) the Group II
                                 Optimal Interest Remittance Amount for such
                                 date minus (ii) the lesser of any net swap
                                 payment or swap termination payment owed to the
                                 Swap Counterparty for such Distribution Date
                                 allocable to Loan Group II and the Group II
                                 Optimal Interest Remittance Amount and (2) 12,
                                 and the denominator of which is the Pool
                                 Balance of Loan Group II as of the first day of
                                 the related collection period, multiplied by
                                 (b) a fraction, the numerator of which is 30
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Net Funds Cap will be based on an allocation
                                 percentage equal to (a) the Pool Balance of
                                 Loan Group II divided by (b) the aggregate Pool
                                 Balance.

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
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AGGREGATE NET FUNDS CAP:         With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Net Funds Cap and the Loan Group II Net Funds
                                 Cap, weighted on the basis of the Pool
                                 Subordinate Amount for each Mortgage Pool.

POOL SUBORDINATE AMOUNT:         The "Pool Subordinate Amount" as to any Loan
                                 Group and any Distribution Date is the excess
                                 of the Pool Balance for such Loan Group for the
                                 immediately preceding Distribution Date over
                                 the aggregate class principal amount of the
                                 Class IA1, Class IA2 and Class IA3 Certificates
                                 (in the case of Group I) or the class principal
                                 amount of the Class IIA Certificates (in the
                                 case of Group II), immediately prior to the
                                 related Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
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SWAP AGREEMENT:                  On the Closing Date, the Trustee will enter
                                 into a Swap Agreement with an initial notional
                                 amount of approximately $787.2 million. Under
                                 the Swap Agreement, on each Distribution Date,
                                 the Securities Administrator, on behalf of the
                                 Supplemental Interest Trust (as defined
                                 herein), will be obligated to pay the Swap
                                 Counterparty an amount equal to 4.422% (per
                                 annum) on the swap notional amount based upon a
                                 30/360 day count convention (or in the case of
                                 the first Distribution Date, the number of days
                                 from and including the Closing Date to but
                                 excluding the first Distribution Date based on
                                 a 30-day month) and the Securities
                                 Administrator, on behalf of the Supplemental
                                 Interest Trust, will be entitled to receive
                                 from the Swap Counterparty an amount equal to
                                 One-Month LIBOR (as determined pursuant to the
                                 Swap Agreement) on the swap notional amount
                                 accrued during the related swap accrual period,
                                 based upon an Actual/360 day count convention
                                 (or, for the first Distribution Date, the
                                 actual number of days elapsed from the Closing
                                 Date to but excluding the first Distribution
                                 Date) until the swap is retired. Only the net
                                 amount of the two obligations above will be
                                 paid by the appropriate party. To the extent
                                 that the Securities Administrator, on behalf of
                                 the Supplemental Interest Trust, is obliged to
                                 make a payment to the Swap Counterparty on a
                                 Distribution Date, amounts otherwise available
                                 to Certificateholders will be applied to make
                                 such payment. Shown below is the swap notional
                                 amount schedule.

                                 PERIOD   NOTIONAL BALANCE ($)
                                 ------   --------------------
                                    1          787,200,000
                                    2          777,893,997
                                    3          768,057,798
                                    4          756,510,990
                                    5          741,240,980
                                    6          723,526,939
                                    7          702,695,093
                                    8          677,484,990
                                    9          648,767,985
                                   10          616,072,242
                                   11          579,763,130
                                   12          546,161,091
                                   13          516,559,142
                                   14          492,706,232
                                   15          471,789,660
                                   16          451,185,947
                                   17          432,351,050
                                   18          415,516,759
                                   19          399,894,957
                                   20          384,498,179
                                   21          368,397,781
                                   22          350,693,225
                                   23          321,796,052
                                   24          285,008,841
                                   25          258,978,486
                                   26          240,292,810
                                   27          224,743,557
                                   28          209,529,658
                                   29          194,727,066
                                   30          181,773,958
                                   31          170,808,517
                                   32          161,316,774
                                   33          152,174,570
                                   34          142,611,152
                                   35          132,655,450
                                   36          123,450,595
                                   37          114,809,821
                                   38          106,654,797
                                   39           99,002,380
                                   40           92,165,823
                                   41           86,105,318
                                   42           80,707,912
                                   43           75,695,280
                                   44           70,979,222
                                   45           66,530,402
                                   46           62,289,134
                                   47           58,236,380
                                   48           54,348,580
                                   49           50,520,017
                                   50           46,750,139
                                   51           43,072,716

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The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
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NET MORTGAGE RATE:               For any Mortgage Loan at any time equals the
                                 Mortgage Rate thereof minus the Aggregate
                                 Expense Rate.

AGGREGATE EXPENSE RATE:          For any Mortgage Loan equals the Servicing Fee.

POOL BALANCE:                    As of any date of determination will be equal
                                 to the aggregate of the Scheduled Principal
                                 Balances of the Mortgage Loans as of such date.

CURRENT INTEREST:                The interest accrued during the related Accrual
                                 Period at the applicable Certificate Rate.

CARRYFORWARD INTEREST:           With respect to any Class of Class A, Class M
                                 or Class B Certificates and any Distribution
                                 Date will equal the sum of (1) the amount, if
                                 any, by which (x) the sum of (A) Current
                                 Interest for such Class for the immediately
                                 preceding Distribution Date and (B) any unpaid
                                 Carryforward Interest from the previous
                                 Distribution Date exceeds (y) the amount
                                 distributed in respect of interest on such
                                 Class on such immediately preceding
                                 Distribution Date and (2) interest on such
                                 amount for the related Accrual Period at the
                                 applicable Certificate Rate.

GROUP I
MAXIMUM INTEREST RATE:           The "Group I Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 I Mortgage Rates specified in the related
                                 mortgage notes for the Group I Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group I as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group I
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group I divided by (b) the
                                 aggregate Pool Balance.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
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GROUP II
MAXIMUM INTEREST RATE:           The "Group II Maximum Interest Rate" with
                                 respect to any Distribution Date will be an
                                 annual rate equal to (a) the product, expressed
                                 as a percentage, of (1) the amount, if any, by
                                 which the weighted average of the maximum Group
                                 II Mortgage Rates specified in the related
                                 mortgage notes for the Group II Mortgage Loans
                                 exceeds the Aggregate Expense Rate and (2) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the Accrual Period related to such
                                 Distribution Date; plus (b) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed by the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date; minus (c) the product,
                                 expressed as a percentage, of (1) the amount of
                                 any net swap payment owed to the Swap
                                 Counterparty for such Distribution Date divided
                                 by the Pool Balance for Loan Group II as of the
                                 beginning of the related Collection Period and
                                 (2) a fraction, the numerator of which is 360
                                 and the denominator of which is the actual
                                 number of days in the Accrual Period related to
                                 such Distribution Date.

                                 The net swap payments allocable to the Group II
                                 Maximum Interest Rate will be based on an
                                 allocation percentage equal to (a) the Pool
                                 Balance of Loan Group II divided by (b) the
                                 aggregate Pool Balance.

AGGREGATE
MAXIMUM INTEREST RATE:           With respect to each Distribution Date will
                                 equal the weighted average of the Loan Group I
                                 Maximum Interest Rate and the Loan Group II
                                 Maximum Interest Rate, weighted on the basis of
                                 the Pool Subordinate Amount for each Mortgage
                                 Pool.

BASIS RISK SHORTFALL AMOUNT:     To the extent that (a) the amount of interest
                                 payable to a class at its Pass- Through Rate
                                 exceeds (b) its Net Funds Cap (such excess, a
                                 "Basis Risk Shortfall"), that class will be
                                 entitled to the amount of such Basis Risk
                                 Shortfall, plus interest thereon at the
                                 applicable Pass-Through Rate until paid. Such
                                 amounts are payable to the extent of available
                                 funds, in the priorities described herein.

CREDIT ENHANCEMENT:              For each class of Senior Certificates and
                                 Subordinate Certificates, credit enhancement
                                 will consist of the following:

                                 (1)   Excess interest (excluding net swap
                                       payments received from the Swap
                                       Counterparty)

                                 (2)   Any net swap payments received from the
                                       Swap Counterparty

                                 (3)   Overcollateralization (initially,
                                       approximately 0.55%).

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
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ALLOCATION OF LOSSES:            The amount of losses on the Mortgage Loans, to
                                 the extent that such losses exceed excess
                                 interest, any remaining net swap payment
                                 received by the Trustee from the Swap
                                 Counterparty and any overcollateralization,
                                 will be applied sequentially to reduce the
                                 principal amount of the Class B7, B6, B5, B4,
                                 B3, B2, B1, M6, M5, M4, M3, M2 and M1
                                 Certificates, in that order, until each such
                                 class is reduced to zero. Losses will not be
                                 applied to reduce the principal amount of the
                                 Class A Certificates.

OVERCOLLATERALIZATION TARGET:    Prior to the Stepdown Date, 0.55% of the
                                 Cut-off Date Pool Balance. On or after the
                                 Stepdown Date, 1.10% of the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, subject to a floor of 0.50% of the
                                 Cut-off Date Pool Balance; provided, however,
                                 that if a Trigger Event has occurred and is
                                 continuing on the related Distribution Date,
                                 the Overcollateralization Target will be the
                                 same as the Overcollateralization Target on the
                                 preceding Distribution Date (i.e. no stepdown
                                 will occur).

TRIGGER EVENT:                   A Trigger Event will have occurred if the
                                 three-month rolling average of the 60+ Day
                                 Delinquency percentage for the three prior
                                 Collection Periods equals or exceeds 32.30% of
                                 the senior enhancement percentage or if the
                                 cumulative realized losses exceeds the
                                 following percentage of the Cut-off Date Pool
                                 Balance on the respective Distribution Date.

                                 DISTRIBUTION DATE   PERCENTAGE
                                 -----------------   ----------
                                      25 - 36           1.45%
                                      37 - 48           3.25%
                                      49 - 60           5.10%
                                      61 - 72           6.60%
                                        73 +            7.40%

STEPDOWN DATE:                   The earlier of (1) the Distribution Date on
                                 which the total principal amount of the Senior
                                 Certificates has been reduced to zero and (2)
                                 the later of (a) the Distribution Date in
                                 September 2008 and (b) the first Distribution
                                 Date on which the senior enhancement percentage
                                 (calculated for this purpose after giving
                                 effect to payments or other recoveries in
                                 respect of the Mortgage Loans during the
                                 related Collection Period but before giving
                                 effect to distributions on the Certificates on
                                 such Distribution Date) is greater than or
                                 equal to 46.50%.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

INTEREST PRIORITY OF PAYMENTS:   On each Distribution Date, the interest
                                 received or advanced will be distributed in the
                                 following order of priority, in each case, to
                                 the extent of funds remaining:

                                 (1)  To pay the Servicing Fee;

                                 (2)  To the Supplemental Interest Trust any net
                                      swap payments for such Distribution Date
                                      and any swap termination amount (not
                                      triggered by the Swap Counterparty)
                                      payable to the Swap Counterparty;

                                 (3)  To pay Current Interest and Carryforward
                                      Interest to the Class A Certificates. With
                                      respect to Loan Group I, to the Class IA
                                      Certificates, pro rata; with respect to
                                      Loan Group II, to the Class IIA
                                      Certificates;

                                 (4)  To pay Current Interest and Carryforward
                                      Interest to Classes M1, M2, M3, M4, M5,
                                      M6, B1, B2, B3, B4, B5, B6 and B7
                                      sequentially;

                                 (5)  To pay the Credit Risk Management Fee;

                                 (6)  To pay to the Trustee, previously
                                      unreimbursed extraordinary costs,
                                      liabilities and expenses, to the extent
                                      provided in the Pooling and Servicing
                                      Agreement;

                                 (7)  To pay the holders of the Senior
                                      Certificates and Subordinate Certificates
                                      in respect of principal (in the order of
                                      priority as described herein under
                                      "Principal Priority of Payments"), to
                                      maintain the Overcollateralization Target;

                                 (8)  To pay, pro rata, to Class A, and then,
                                      sequentially, to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7, any
                                      Basis Risk Shortfalls and Unpaid Basis
                                      Risk Shortfalls;

                                 (9)  To pay, sequentially, to Classes M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 the amount of any allocated Realized
                                      Losses remaining unpaid; and

                                 (10) To the Supplemental Interest Trust any
                                      swap termination amount (triggered by the
                                      Swap Counterparty) payable to the Swap
                                      Counterparty;

                                 (11) Any interest or principal remaining, to
                                      pay remaining amounts to the holders of
                                      the Class X Certificates.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

PRINCIPAL PRIORITY OF
PAYMENTS:                        On each Distribution Date, the principal
                                 received or advanced will be deposited to the
                                 Supplemental Interest Trust to the extent of
                                 any swap termination payment due and remaining
                                 unpaid (after application of interest received
                                 or advanced for this purpose on such
                                 Distribution Date) and then in the following
                                 order of priority, in each case, to the extent
                                 of funds remaining:

                                 Prior to the Stepdown Date, or if a Trigger
                                 Event is in effect, the Class A Certificates
                                 (as described in the Class A Principal Priority
                                 of Payments) will receive the principal
                                 collected on the related Mortgage Loans plus
                                 any excess interest and any remaining net swap
                                 payment received from the Swap Counterparty
                                 required to maintain the Overcollateralization
                                 Target until the aggregate Certificate
                                 Principal Balances of the Class A Certificates
                                 has been reduced to zero. The Subordinate
                                 Certificates will not receive any principal
                                 payments until the Stepdown Date.

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal paid on the Class
                                 A Certificates (as described in the Class A
                                 Principal Priority of Payments) will be an
                                 amount such that the Class A Certificates will
                                 maintain a 46.50% Credit Enhancement Percentage
                                 (based on 2x the Class A Initial Target Credit
                                 Enhancement Percentage).

                                 On or after the Stepdown Date, if no Trigger
                                 Event is in effect, principal will be paid on
                                 Subordinate Certificates in the following
                                 order:

                                 (1)  To the Class M1 Certificates until it
                                      reaches a 38.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class M1
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (2)  To the Class M2 Certificates until it
                                      reaches a 31.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (3)  To the Class M3 Certificates until it
                                      reaches a 26.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class M3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (4)  To the Class M4 Certificates until it
                                      reaches a 22.90% Target Credit Enhancement
                                      Percentage (based on 2x the Class M4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (5)  To the Class M5 Certificates until it
                                      reaches a 19.40% Target Credit Enhancement
                                      Percentage (based on 2x the Class M5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (6)  To the Class M6 Certificates until it
                                      reaches a 16.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class M6
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (7)  To the Class B1 Certificates, until it
                                      reaches a 13.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B1
                                      Initial Target Credit Enhancement
                                      Percentage);

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                 (8)  To the Class B2 Certificates, until it
                                      reaches a 10.50% Target Credit Enhancement
                                      Percentage (based on 2x the Class B2
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (9)  To the Class B3 Certificates, until it
                                      reaches a 8.30% Target Credit Enhancement
                                      Percentage (based on 2x the Class B3
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (10) To the Class B4 Certificates, until it
                                      reaches a 6.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B4
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (11) To the Class B5 Certificates, until it
                                      reaches a 4.80% Target Credit Enhancement
                                      Percentage (based on 2x the Class B5
                                      Initial Target Credit Enhancement
                                      Percentage);

                                 (12) To the Class B6 Certificates, until it
                                      reaches a 3.20% Target Credit Enhancement
                                      Percentage (based on 2x the Class B6
                                      Initial Target Credit Enhancement
                                      Percentage); and

                                 (13) To the Class B7 Certificates, until it
                                      reaches a 1.10% Target Credit Enhancement
                                      Percentage (based on 2x the Class B7
                                      Initial Target Credit Enhancement
                                      Percentage).

                                 Any principal received or advanced remaining
                                 will be distributed alongside the remaining
                                 interest remittance amount received or advanced
                                 as described in clauses (8) through and
                                 including (11) in the section "Interest
                                 Priority of Payments."

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

SUPPLEMENTAL INTEREST TRUST:     Funds deposited into the Supplemental Interest
                                 Trust on a Distribution Date will include:

                                 (i)  any net swap payments for such
                                      Distribution Date and any swap termination
                                      amount payable to the Swap Counterparty
                                      deposited as described in clause (2) and
                                      (10) in the section "Interest Priority of
                                      Payments" above;

                                 (ii) any swap termination amount payable to the
                                      Swap Counterparty deposited as described
                                      in the section "Principal Priority of
                                      Payments" above; and

                                 (iii) any net swap payments received from the
                                      Swap Counterparty for such Distribution
                                      Date.

                                 Funds in the Supplemental Interest Trust will
                                 be distributed in the following priority:

                                 (1)  To the Swap Counterparty, any net swap
                                      payments owed for such Distribution Date;

                                 (2)  To the Swap Counterparty, any swap
                                      termination payment;

                                 (3)  To the holders of the Class A
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, on a pro rata
                                      basis, to the extent unpaid from interest
                                      received or advanced from the Mortgage
                                      Loans as described in clause (3) in the
                                      section "Interest Priority of Payments"
                                      above;

                                 (4)  To the holders of the Subordinate
                                      Certificates, to pay Current Interest and
                                      Carryforward Interest, sequentially, to
                                      the extent unpaid from interest received
                                      or advanced from the Mortgage Loans as
                                      described in clause (4) in the section
                                      "Interest Priority of Payments" above;

                                 (5)  To the Certificateholders, to pay pro
                                      rata, to Class A, and then sequentially to
                                      Classes M1, M2, M3, M4, M5, M6, B1, B2,
                                      B3, B4, B5, B6 and B7 any Basis Risk
                                      Shortfalls and Unpaid Basis Risk
                                      Shortfalls to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (8)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (6)  To the Certificateholders, to pay as
                                      principal according to the section
                                      "Principal Priority of Payments" above, to
                                      Classes A (further described in the Class
                                      A Principal Priority of Payments), M1, M2,
                                      M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and
                                      B7 to maintain the Overcollateralization
                                      Target to the extent required after
                                      payment from interest received or advanced
                                      from the Mortgage Loans as described in
                                      clause (7) in the section "Interest
                                      Priority of Payments" above;

                                 (7)  To the Certificateholders, to pay
                                      sequentially to Classes M1, M2, M3, M4,
                                      M5, M6, B1, B2, B3, B4, B5, B6 and B7 the
                                      amount of any allocated Realized Losses
                                      remaining unpaid to the extent unpaid from
                                      interest received or advanced from the
                                      Mortgage Loans as described in clause (9)
                                      in the section "Interest Priority of
                                      Payments" above;

                                 (8)  To the holders of the Class X
                                      Certificates, any remaining amounts.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

CLASS A PRINCIPAL
PRIORITY OF PAYMENT:             For Loan Group I, the Group I portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated as follows:

                                 1)   to the Class IA1 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 2)   to the Class IA2 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero;

                                 3)   to the Class IA3 Certificates, until the
                                      certificate principal balance thereof is
                                      reduced to zero.

                                 For Loan Group II, the Group II portion of the
                                 principal payment to the Class A Certificates
                                 will be allocated to the Class IIA Certificates
                                 until the respective certificate principal
                                 balance thereof is reduced to zero.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
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INITIAL TARGET CREDIT
ENHANCEMENT (% OF
INITIAL COLLATERAL BALANCE):
                                 A    23.25%
                                 M1   19.25%
                                 M2   15.55%
                                 M3   13.40%
                                 M4   11.45%
                                 M5    9.70%
                                 M6    8.05%
                                 B1    6.55%
                                 B2    5.25%
                                 B3    4.15%
                                 B4    3.40%
                                 B5    2.40%
                                 B6    1.60%
                                 B7    0.55%

TARGET CREDIT ENHANCEMENT
ON OR AFTER STEPDOWN DATE
(% OF CURRENT COLLATERAL
BALANCE):
                                 A    46.50%
                                 M1   38.50%
                                 M2   31.10%
                                 M3   26.80%
                                 M4   22.90%
                                 M5   19.40%
                                 M6   16.10%
                                 B1   13.10%
                                 B2   10.50%
                                 B3    8.30%
                                 B4    6.80%
                                 B5    4.80%
                                 B6    3.20%
                                 B7    1.10%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NET FUNDS CAP SCHEDULE (1)

         GROUP I NET      GROUP I
          FUNDS CAP      EFFECTIVE
PERIOD       (%)       RATE (2) (%)
------   -----------   ------------
   1          N/A            N/A
   2         7.22          19.42
   3         6.99          19.24
   4         7.22          19.30
   5         6.99          19.07
   6         6.99          18.95
   7         7.73          19.19
   8         6.99          18.56
   9         7.22          18.42
  10         6.99          17.96
  11         7.22          17.70
  12         6.99          17.21
  13         6.99          16.91
  14         7.22          16.85
  15         6.99          16.53
  16         7.22          16.51
  17         6.99          16.20
  18         6.99          16.08
  19         7.74          16.45
  20         6.99          15.85
  21         7.22          15.86
  22         6.99          15.50
  23         7.23          15.17
  24         9.11          16.69
  25         9.16          16.51
  26         9.45          16.65
  27         9.13          16.37
  28         9.43          16.33
  29         9.12          15.78
  30         9.81          16.20
  31        10.50          16.56
  32         9.82          15.82
  33        10.14          15.92
  34         9.81          15.43
  35        10.14          15.46
  36        10.51          15.65
  37        10.57          15.49
  38        10.91          15.57
  39        10.56          15.04
  40        10.90          15.16
  41        10.55          14.68
  42        11.22          15.20
  43        12.45          16.18
  44        11.24          14.95
  45        11.61          15.15
  46        11.23          14.67
  47        11.60          14.87
  48        11.27          14.45
  49        11.28          14.32
  50        11.65          14.51
  51        11.27          14.00
  52        11.64          11.64
  53        11.25          11.25
  54        11.25          11.25
  55        12.47          12.47
  56        11.25          11.25
  57        11.63          11.63
  58        11.24          11.24
  59        11.61          11.61
  60        11.24          11.24
  61        11.24          11.24
  62        11.60          11.60
  63        11.22          11.22
  64        11.59          11.59
  65        11.21          11.21
  66        11.21          11.21
  67        12.40          12.40
  68        11.19          11.19
  69        11.56          11.56
  70        11.18          11.18
  71        11.55          11.55
  72        11.17          11.17
  73        11.16          11.16
  74        11.53          11.53
  75        11.15          11.15
  76        11.51          11.51
  77        11.14          11.14
  78        11.13          11.13
  79        11.89          11.89
  80        11.12          11.12
  81        11.48          11.48
  82        11.10          11.10
  83        11.47          11.47
  84        11.09          11.09

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group I effective net funds cap rate ("Group I Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group I owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group I paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group I for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     3 0 and the denominator of which is the actual number of days in the
     Accrual Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NET FUNDS CAP SCHEDULE (1)

         GROUP II NET     GROUP II
           FUNDS CAP      EFFECTIVE
PERIOD        (%)       RATE (2) (%)
------   ------------   ------------
   1           N/A            N/A
   2          7.24          19.43
   3          7.00          19.26
   4          7.24          19.32
   5          7.00          19.09
   6          7.00          18.96
   7          7.75          19.21
   8          7.00          18.58
   9          7.24          18.44
  10          7.00          17.97
  11          7.24          17.71
  12          7.00          17.22
  13          7.00          16.92
  14          7.24          16.86
  15          7.00          16.55
  16          7.24          16.52
  17          7.00          16.22
  18          7.00          16.09
  19          7.75          16.47
  20          7.00          15.86
  21          7.24          15.87
  22          7.00          15.52
  23          7.24          15.18
  24          9.17          16.75
  25          9.15          16.49
  26          9.43          16.63
  27          9.10          16.35
  28          9.40          16.30
  29          9.09          15.75
  30          9.79          16.18
  31         10.46          16.52
  32          9.78          15.78
  33         10.10          15.87
  34          9.77          15.38
  35         10.09          15.41
  36         10.51          15.65
  37         10.52          15.44
  38         10.87          15.53
  39         10.51          15.00
  40         10.86          15.11
  41         10.50          14.63
  42         11.20          15.18
  43         12.40          16.13
  44         11.19          14.89
  45         11.55          15.09
  46         11.17          14.61
  47         11.54          14.82
  48         11.24          14.41
  49         11.23          14.27
  50         11.60          14.46
  51         11.22          13.96
  52         11.58          11.58
  53         11.20          11.20
  54         11.22          11.22
  55         12.42          12.42
  56         11.21          11.21
  57         11.57          11.57
  58         11.19          11.19
  59         11.56          11.56
  60         11.19          11.19
  61         11.18          11.18
  62         11.55          11.55
  63         11.16          11.16
  64         11.53          11.53
  65         11.15          11.15
  66         11.15          11.15
  67         12.33          12.33
  68         11.13          11.13
  69         11.49          11.49
  70         11.11          11.11
  71         11.48          11.48
  72         11.10          11.10
  73         11.09          11.09
  74         11.45          11.45
  75         11.08          11.08
  76         11.44          11.44
  77         11.06          11.06
  78         11.06          11.06
  79         11.81          11.81
  80         11.04          11.04
  81         11.40          11.40
  82         11.02          11.02
  83         11.38          11.38
  84         11.01          11.01

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The Group II effective net funds cap rate ("Group II Effective Rate") is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest
     Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group II owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group II paid by the Swap
     Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for Loan Group II for the immediately preceding
     Distribution Date, multiplied by (b) a fraction, the numerator of which is
     30 and the denominator of which is the actual number of days in the Accrual
     Period related to such Distribution Date.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NET FUNDS CAP SCHEDULE (1)

         AGGREGATE     AGGREGATE
         NET FUNDS     EFFECTIVE
PERIOD    CAP (%)    RATE (2) (%)
------   ---------   ------------
   1         N/A           N/A
   2        7.23         19.42
   3        6.99         19.25
   4        7.23         19.31
   5        6.99         19.08
   6        6.99         18.95
   7        7.74         19.20
   8        6.99         18.57
   9        7.23         18.43
  10        6.99         17.97
  11        7.23         17.70
  12        7.00         17.22
  13        7.00         16.92
  14        7.23         16.85
  15        7.00         16.54
  16        7.23         16.51
  17        7.00         16.21
  18        7.00         16.09
  19        7.75         16.46
  20        7.00         15.86
  21        7.23         15.86
  22        7.00         15.51
  23        7.23         15.18
  24        9.14         16.72
  25        9.16         16.50
  26        9.44         16.64
  27        9.11         16.36
  28        9.41         16.31
  29        9.11         15.76
  30        9.80         16.19
  31       10.48         16.54
  32        9.80         15.80
  33       10.12         15.89
  34        9.79         15.40
  35       10.11         15.44
  36       10.51         15.65
  37       10.55         15.46
  38       10.89         15.55
  39       10.53         15.02
  40       10.88         15.14
  41       10.52         14.65
  42       11.21         15.19
  43       12.43         16.15
  44       11.22         14.92
  45       11.58         15.12
  46       11.20         14.64
  47       11.57         14.85
  48       11.25         14.43
  49       11.26         14.29
  50       11.63         14.49
  51       11.24         13.98
  52       11.61         11.61
  53       11.23         11.23
  54       11.23         11.23
  55       12.44         12.44
  56       11.23         11.23
  57       11.60         11.60
  58       11.22         11.22
  59       11.59         11.59
  60       11.22         11.22
  61       11.21         11.21
  62       11.58         11.58
  63       11.19         11.19
  64       11.56         11.56
  65       11.18         11.18
  66       11.18         11.18
  67       12.37         12.37
  68       11.16         11.16
  69       11.53         11.53
  70       11.15         11.15
  71       11.51         11.51
  72       11.14         11.14
  73       11.13         11.13
  74       11.49         11.49
  75       11.11         11.11
  76       11.48         11.48
  77       11.10         11.10
  78       11.09         11.09
  79       11.85         11.85
  80       11.08         11.08
  81       11.44         11.44
  82       11.06         11.06
  83       11.43         11.43
  84       11.05         11.05

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.572% and
     4.023% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date. The cashflows are run to the Optional Termination at the pricing speed.

(2)  The aggregate effective net funds cap rate ("Aggregate Effective Rate") is the annual rate equal to the weighted average of the Group I Effective Rate and the Group II Effective Rate, weighted on the basis of the Pool
     Subordinate Amount for each Mortgage Group.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

CLASS IA1 (TO CALL / TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         13.00        1.59        1.22        1.00        0.85         0.75
MODIFIED DURATION (YEARS)                     9.80        1.51        1.17        0.96        0.82         0.72
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0           0            0
PRINCIPAL WINDOW (MONTHS)                      239          35          25          22          18           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.78        3.77        3.77        3.77        3.78         3.78


CLASS IA2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%        150%
--------------------------               ---------   ---------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.39        4.24        3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.42        3.77        2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007   6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24          21          17           14
PRINCIPAL WINDOW (MONTHS)                      110         134          90          62          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93        3.93        3.93         3.93


CLASS IA2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%        150%
--------------------------               ---------   ---------   ---------   ----------   ---------   ----------

AVERAGE LIFE (YEARS)                         24.49        6.40        4.25         3.00        2.06         1.79
MODIFIED DURATION (YEARS)                    15.45        5.43        3.78         2.75        1.94         1.70
FIRST PRINCIPAL PAYMENT                  7/25/2025   7/25/2008   9/25/2007    6/25/2007   2/25/2007   11/25/2006
LAST PRINCIPAL PAYMENT                   9/25/2034   3/25/2020   6/25/2015   10/25/2012   7/25/2008   10/25/2007
PRINCIPAL LOCKOUT (MONTHS)                     238          34          24           21          17           14
PRINCIPAL WINDOW (MONTHS)                      111         141          94           65          18           12
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.93        3.93        3.93         3.93        3.93         3.93


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS IA3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         28.99       13.99        9.49        6.90         4.37         2.25
MODIFIED DURATION (YEARS)                    16.86       10.52        7.75        5.92         3.92         2.11
FIRST PRINCIPAL PAYMENT                  8/25/2034   8/25/2019   2/25/2015   7/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     347         167         113          82           34           25
PRINCIPAL WINDOW (MONTHS)                        1           1           1           1           30            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.03        4.03        4.03        4.03         4.03         4.03


CLASS IA3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%         125%         150%
--------------------------               ---------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                         29.50       19.04       13.38         9.90         6.40         2.25
MODIFIED DURATION (YEARS)                    17.02       12.98       10.08         7.96         5.40         2.11
FIRST PRINCIPAL PAYMENT                  9/25/2034   3/25/2020   6/25/2015   10/25/2012    7/25/2008   10/25/2007
LAST PRINCIPAL PAYMENT                   7/25/2035   3/25/2032   2/25/2026    2/25/2021   10/25/2017    1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                     348         174         117           85           34           25
PRINCIPAL WINDOW (MONTHS)                       11         145         129          101          112            4
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        4.04        4.10        4.12         4.13         4.14         4.03


CLASS IIA (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%         50%         75%         100%        125%         150%
--------------------------               ---------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                         19.37        4.63        3.17        2.32         1.64        1.34
MODIFIED DURATION (YEARS)                    12.86        3.93        2.82        2.12         1.55        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005   9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0           0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      348         168         114          83           64          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.91        3.91        3.91         3.91        3.91


CLASS IIA (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%         50%          75%         100%        125%         150%
--------------------------               ---------   ---------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                         19.40        4.94         3.40        2.50         1.77        1.34
MODIFIED DURATION (YEARS)                    12.87        4.08         2.96        2.25         1.64        1.27
FIRST PRINCIPAL PAYMENT                  9/25/2005   9/25/2005    9/25/2005   9/25/2005    9/25/2005   9/25/2005
LAST PRINCIPAL PAYMENT                   7/25/2035   1/25/2032   12/25/2025   1/25/2021   10/25/2017   1/25/2008
PRINCIPAL LOCKOUT (MONTHS)                       0           0            0           0            0           0
PRINCIPAL WINDOW (MONTHS)                      359         317          244         185          146          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)        3.91        3.92         3.92        3.92         3.92        3.91


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.95         5.28         4.06
MODIFIED DURATION (YEARS)                     15.91        7.39        5.27        4.37         4.65         3.66
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   6/25/2009    8/25/2010    1/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          45           59           28
PRINCIPAL WINDOW (MONTHS)                        71         115          78          38            5           23
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17        4.17        4.17        4.17         4.17         4.17


CLASS M1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94        10.10        6.83        5.46        6.00        6.21
MODIFIED DURATION (YEARS)                     15.94         7.81        5.66        4.72        5.20        5.33
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   6/25/2009   8/25/2010   1/25/2008
LAST PRINCIPAL PAYMENT                    6/25/2035   12/25/2029   6/25/2023   1/25/2019   1/25/2016   5/25/2015
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          45          59          28
PRINCIPAL WINDOW (MONTHS)                        81          239         178         116          66          89
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.17         4.18        4.19        4.19        4.19        4.25


CLASS M2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%        125%         150%
--------------------------               ----------   ----------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85         9.24         6.18        4.83         4.74         4.17
MODIFIED DURATION (YEARS                      15.87         7.38         5.26        4.26         4.22         3.76
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034    8/25/2019    2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        71          115           78          41           14            5
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19         4.19         4.19        4.19         4.19         4.19


CLASS M2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%          75%         100%        125%         150%
--------------------------               ----------   ----------   ----------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.08         6.81        5.32         5.12         4.60
MODIFIED DURATION (YEARS)                     15.90         7.79         5.65        4.60         4.50         4.10
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010    9/25/2008   3/25/2009   11/25/2009    7/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035    4/25/2029   10/25/2022   6/25/2018    8/25/2015    6/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277           53           36          42           50           46
PRINCIPAL WINDOW (MONTHS)                        81          231          170         112           70           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.19         4.20         4.21        4.21         4.20         4.21


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.76         4.41         3.78
MODIFIED DURATION (YEARS)                     15.84        7.37        5.26        4.21         3.94         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   2/25/2009    8/25/2009    2/25/2009
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          41           47           41
PRINCIPAL WINDOW (MONTHS)                        71         115          78          42           17           10
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21        4.21        4.21        4.21         4.21         4.21


CLASS M3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%        150%
--------------------------               ----------   ---------   ----------   ----------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.06         6.79         5.24        4.77        4.05
MODIFIED DURATION (YEARS)                     15.86        7.78         5.63         4.54        4.21        3.64
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008    2/25/2009   8/25/2009   2/25/2009
LAST PRINCIPAL PAYMENT                    6/25/2035   6/25/2028   12/25/2021   11/25/2017   2/25/2015   1/25/2013
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           41          47          41
PRINCIPAL WINDOW (MONTHS)                        81         221          160          106          67          48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.21        4.22         4.23         4.23        4.23        4.22


CLASS M4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.73         4.24         3.56
MODIFIED DURATION (YEARS)                     15.64        7.33        5.24        4.16         3.80         3.23
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   1/25/2009    5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          40           44           38
PRINCIPAL WINDOW (MONTHS)                        71         115          78          43           20           13
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32        4.32        4.32        4.32         4.32         4.32


CLASS M4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%           50%         75%         100%        125%        150%
--------------------------               ----------   ----------   ---------   ---------   ---------   ----------

AVERAGE LIFE (YEARS)                          26.94        10.04        6.77        5.19        4.59         3.81
MODIFIED DURATION (YEARS)                     15.66         7.72        5.60        4.48        4.06         3.43
FIRST PRINCIPAL PAYMENT                  10/25/2028    2/25/2010   9/25/2008   1/25/2009   5/25/2009   11/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   10/25/2027   5/25/2021   6/25/2017   9/25/2014   10/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277           53          36          40          44           38
PRINCIPAL WINDOW (MONTHS)                        80          213         153         102          65           48
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.32         4.34        4.34        4.35        4.34         4.34


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS M5 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.70         4.13         3.41
MODIFIED DURATION (YEARS)                     15.55        7.31        5.23         4.13         3.70         3.10
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   12/25/2008    3/25/2009    9/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           39           42           36
PRINCIPAL WINDOW (MONTHS)                        71         115          78           44           22           15
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37        4.37        4.37         4.37         4.37         4.38


CLASS M5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%        150%
--------------------------               ----------   ---------   ----------   ----------   ---------   ---------

AVERAGE LIFE (YEARS)                          26.94       10.01         6.75         5.14        4.47        3.65
MODIFIED DURATION (YEARS)                     15.57        7.68         5.57         4.43        3.95        3.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   12/25/2008   3/25/2009   9/25/2008
LAST PRINCIPAL PAYMENT                    5/25/2035   2/25/2027   10/25/2020   12/25/2016   5/25/2014   6/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           39          42          36
PRINCIPAL WINDOW (MONTHS)                        80         205          146           97          63          46
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.37        4.39         4.40         4.40        4.40        4.40


CLASS M6 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.68         4.05         3.30
MODIFIED DURATION (YEARS)                     15.46        7.29        5.22         4.11         3.63         3.01
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   11/25/2008    2/25/2009    7/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           38           41           34
PRINCIPAL WINDOW (MONTHS)                        71         115          78           45           23           17
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43        4.43        4.43         4.43         4.43         4.43


CLASS M6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.94        9.96        6.71         5.09         4.36        3.52
MODIFIED DURATION (YEARS)                     15.48        7.65        5.54         4.39         3.86        3.18
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   11/25/2008    2/25/2009   7/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   5/25/2026   4/25/2020    6/25/2016   12/25/2013   3/25/2012
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           38           41          34
PRINCIPAL WINDOW (MONTHS)                        79         196         140           92           59          45
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.43        4.44        4.45         4.45         4.45        4.45


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B1 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.67         3.99         3.21
MODIFIED DURATION (YEARS)                     14.53        7.09        5.11         4.04         3.53         2.90
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           24           18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         4.99        4.99        4.99         5.00         5.00         4.99


CLASS B1 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.93        9.91        6.67         5.05         4.27         3.41
MODIFIED DURATION (YEARS)                     14.55        7.39        5.40         4.29         3.73         3.05
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008    1/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                    4/25/2035   7/25/2025   7/25/2019   12/25/2015    7/25/2013   10/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           40           33
PRINCIPAL WINDOW (MONTHS)                        79         186         131           87           55           41
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.00        5.02        5.03         5.03         5.03         5.03


CLASS B2 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.93         3.15
MODIFIED DURATION (YEARS)                     14.21        7.02        5.07         3.99         3.47         2.84
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   12/25/2008    5/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           39           32
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           25           19
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.20        5.20         5.20         5.20         5.20


CLASS B2 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.93        9.83         6.60         4.97         4.18        3.32
MODIFIED DURATION (YEARS)                     14.23        7.28         5.32         4.21         3.64        2.96
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   12/25/2008   5/25/2008
LAST PRINCIPAL PAYMENT                    3/25/2035   7/25/2024   10/25/2018    4/25/2015    2/25/2013   6/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           39          32
PRINCIPAL WINDOW (MONTHS)                        78         174          122           79           51          38
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.20        5.23         5.24         5.24         5.24        5.23


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B3 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%         125%         150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18         4.64         3.89         3.11
MODIFIED DURATION (YEARS)                     13.60        6.88        5.00         3.95         3.40         2.77
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   10/25/2008   11/25/2008    4/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015    7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           37           38           31
PRINCIPAL WINDOW (MONTHS)                        71         115          78           46           26           20
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.62        5.62         5.62         5.62         5.62


CLASS B3 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%          75%         100%         125%         150%
--------------------------               ----------   ---------   ----------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.92        9.72         6.52         4.91         4.09        3.23
MODIFIED DURATION (YEARS)                     13.62        7.08         5.19         4.12         3.54        2.87
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   10/25/2008   11/25/2008   4/25/2008
LAST PRINCIPAL PAYMENT                    2/25/2035   6/25/2023   12/25/2017    9/25/2014    7/25/2012   1/25/2011
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36           37           38          31
PRINCIPAL WINDOW (MONTHS)                        77         161          112           72           45          34
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         5.62        5.64         5.65         5.66         5.66        5.65


CLASS B4 (TO CALL)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%         100%        125%         150%
--------------------------               ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.18        4.64         3.88         3.09
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.87         3.34         2.72
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B4 (TO MATURITY)



% OF PREPAYMENT ASSUMPTION                   0%          50%         75%        100%         125%          150%
--------------------------               ----------   ---------   ---------   ----------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.90        9.58        6.42         4.83         4.01        3.16
MODIFIED DURATION (YEARS)                     12.77        6.81        5.02         3.99         3.43        2.78
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008    9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2034   3/25/2022   1/25/2017   12/25/2013    1/25/2012   7/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36           36           37          30
PRINCIPAL WINDOW (MONTHS)                        75         146         101           64           40          29
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.27        6.27         6.28         6.28        6.27


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B5 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.85        9.24        6.17        4.62         3.84         3.02
MODIFIED DURATION (YEARS)                     12.76        6.67        4.89        3.86         3.31         2.67
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                    8/25/2034   8/25/2019   2/25/2015   7/25/2012   12/25/2010   11/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37           30
PRINCIPAL WINDOW (MONTHS)                        71         115          78          47           27           21
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.24


CLASS B5 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.86        9.36        6.26        4.69         3.89        3.04
MODIFIED DURATION (YEARS)                     12.77        6.72        4.94        3.90         3.34        2.68
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008   10/25/2008   3/25/2008
LAST PRINCIPAL PAYMENT                   11/25/2034   2/25/2021   3/25/2016   5/25/2013    7/25/2011   3/25/2010
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           37          30
PRINCIPAL WINDOW (MONTHS)                        74         133          91          57           34          25
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.25        6.25        6.26         6.25        6.24


CLASS B6 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%          75%         100%        125%         150%
---------------------------              ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


CLASS B6 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%          75%         100%        125%         150%
---------------------------              ----------   ---------   ----------   ---------   ----------   ---------

AVERAGE LIFE (YEARS)                          26.77        8.93         5.94        4.45         3.69        2.88
MODIFIED DURATION (YEARS)                     12.75        6.53         4.76        3.75         3.20        2.56
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010    9/25/2008   9/25/2008    9/25/2008   2/25/2008
LAST PRINCIPAL PAYMENT                    7/25/2034   5/25/2019   11/25/2014   5/25/2012   10/25/2010   7/25/2009
PRINCIPAL LOCKOUT (MONTHS)                      277          53           36          36           36          29
PRINCIPAL WINDOW (MONTHS)                        70         112           75          45           26          18
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24         6.24        6.24         6.24        6.24


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKEPD SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     PREPAYMENT SENSITIVITY TABLES (CONT'D)

CLASS B7 (TO CALL)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


CLASS B7 (TO MATURITY)



% OF PREPAYMENT ASSUMPTIONS                  0%          50%         75%         100%        125%         150%
---------------------------              ----------   ---------   ---------   ---------   ----------   ----------

AVERAGE LIFE (YEARS)                          26.06        7.44        4.92        3.74         3.23         2.55
MODIFIED DURATION (YEARS)                     12.62        5.73        4.09        3.23         2.84         2.29
FIRST PRINCIPAL PAYMENT                  10/25/2028   2/25/2010   9/25/2008   9/25/2008    9/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                   12/25/2033   1/25/2017   4/25/2013   3/25/2011   11/25/2009   10/25/2008
PRINCIPAL LOCKOUT (MONTHS)                      277          53          36          36           36           29
PRINCIPAL WINDOW (MONTHS)                        63          84          56          31           15            9
ILLUSTRATIVE YIELD (30/360) AT PAR (%)         6.24        6.24        6.24        6.24         6.24         6.25


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
       (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

                              EXCESS    EXCESS
         1-MONTH   6-MONTH    SPREAD    SPREAD
         FORWARD   FORWARD   (STATIC   (FORWARD
          LIBOR     LIBOR     LIBOR)    LIBOR)
PERIOD     (%)       (%)       (%)       (%)
------   -------   -------   -------   --------
   1      3.5720    4.0230    3.3145    3.3145
   2      3.8166    4.1453    2.5826    2.5309
   3      3.9457    4.2352    2.5443    2.4613
   4      4.0714    4.3191    2.5850    2.4757
   5      4.2551    4.3769    2.5472    2.3880
   6      4.2775    4.4168    2.5499    2.3798
   7      4.2936    4.4475    2.6838    2.5197
   8      4.3467    4.4772    2.5602    2.3539
   9      4.4400    4.5035    2.6155    2.3771
  10      4.4120    4.5192    2.5787    2.3218
  11      4.4905    4.5443    2.6447    2.3497
  12      4.4584    4.5603    2.6014    2.2869
  13      4.4682    4.5853    2.6088    2.2734
  14      4.5017    4.6115    2.6722    2.3233
  15      4.5324    4.6342    2.6126    2.2316
  16      4.5602    4.6532    2.6772    2.2851
  17      4.5846    4.6681    2.6136    2.1929
  18      4.6055    4.6786    2.6120    2.1753
  19      4.6225    4.6846    2.8110    2.3982
  20      4.6354    4.6857    2.6071    2.1439
  21      4.6439    4.6826    2.6755    2.2066
  22      4.6478    4.6758    2.6068    2.1152
  23      4.6467    4.6662    2.6995    2.1823
  24      4.6405    4.6547    4.7243    4.2807
  25      4.6295    4.6423    4.7308    4.2773
  26      4.6169    4.6302    4.7763    4.3421
  27      4.6040    4.6188    4.6514    4.2037
  28      4.5912    4.6089    4.7397    4.2985
  29      4.5789    4.6007    4.6547    4.1818
  30      4.5677    4.5948    4.6539    4.4648
  31      4.5580    4.5917    4.8366    4.6837
  32      4.5504    4.5917    4.6443    4.4454
  33      4.5452    4.5947    4.7349    4.5476
  34      4.5430    4.6000    4.6334    4.4138
  35      4.5443    4.6073    4.7310    4.5159
  36      4.5494    4.6158    4.6663    4.4279
  37      4.5582    4.6248    4.6906    4.4343
  38      4.5676    4.6336    4.8475    4.5914
  39      4.5768    4.6421    4.7855    4.4856
  40      4.5857    4.6501    4.9153    4.6201
  41      4.5942    4.6577    4.8229    4.4858
  42      4.6024    4.6648    4.8370    4.5252
  43      4.6102    4.6713    5.1744    4.9286
  44      4.6175    4.6772    4.8561    4.5183
  45      4.6242    4.6826    4.9761    4.6501
  46      4.6304    4.6874    4.8746    4.5077
  47      4.6359    4.6920    4.9962    4.6428
  48      4.6407    4.6962    4.8931    4.5211
  49      4.6449    4.7004    4.9029    4.5180
  50      4.6490    4.7045    5.0282    4.6580
  51      4.6530    4.7086    4.9218    4.5086
  52      4.6570    4.7128    5.1860    4.6090
  53      4.6611    4.7170    5.0495    4.4328
  54      4.6651    4.7212    5.0497    4.4461
  55      4.6692    4.7254    5.4588    4.9586
  56      4.6733    4.7298    5.0504    4.4386
  57      4.6774    4.7341    5.1884    4.6084
  58      4.6816    4.7386    5.0530    4.4327
  59      4.6859    4.7432    5.1906    4.6021
  60      4.6902    4.7480    5.0661    4.4561
  61      4.6946    4.7529    5.0676    4.4536
  62      4.6991    4.7579    5.2040    4.6219
  63      4.7038    4.7632    5.0699    4.4464
  64      4.7087    4.7687    5.2063    4.6146
  65      4.7137    4.7744    5.0737    4.4401
  66      4.7190    4.7803    5.0761    4.4613
  67      4.7244    4.7865    5.4815    4.9735
  68      4.7301    4.7929    5.0797    4.4545
  69      4.7360    4.7995    5.2159    4.6223
  70      4.7422    4.8062    5.0838    4.4467
  71      4.7486    4.8129    5.2201    4.6151
  72      4.7553    4.8195    5.0887    4.4661
  73      4.7622    4.8259    5.0913    4.4628
  74      4.7689    4.8321    5.2274    4.6307
  75      4.7754    4.8379    5.0971    4.4558
  76      4.7816    4.8435    5.2331    4.6246
  77      4.7875    4.8487    5.1036    4.4509
  78      4.7931    4.8535    5.1071    4.4718
  79      4.7984    4.8580    5.3751    4.8138
  80      4.8033    4.8620    5.1147    4.4708
  81      4.8079    4.8658    5.2505    4.6418
  82      4.8121    4.8693    5.1232    4.4715
  83      4.8159    4.8725    5.2589    4.6434
  84      4.8194    4.8757        NA    4.4895

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below describe the Constant Default Rate ("CDR"), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following:
(1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

               STATIC LIBOR         FORWARD LIBOR
           -------------------   ------------------
             CDR    CUMULATIVE    CDR    CUMULATIVE
            BREAK      LOSS      BREAK      LOSS
           ------   ----------   -----   ----------
CLASS M1   32.70%     23.47%     32.10%    23.23%
CLASS M2   25.90%     20.42%     25.20%    20.08%
CLASS M3   22.50%     18.66%     21.80%    18.28%
CLASS M4   19.60%     17.01%     18.90%    16.60%
CLASS M5   17.30%     15.59%     16.50%    15.08%
CLASS M6   15.20%     14.20%     14.40%    13.65%
CLASS B1   13.30%     12.85%     12.50%    12.26%
CLASS B2   11.70%     11.64%     11.00%    11.09%
CLASS B3   10.40%     10.60%      9.70%    10.03%
CLASS B4    9.60%      9.94%      8.80%     9.26%
CLASS B5    8.50%      8.99%      7.70%     8.28%
CLASS B6    7.60%      8.19%      6.90%     7.54%
CLASS B7    6.50%      7.16%      5.70%     6.39%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part II of II)

$976,000,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin*                                                                6.440%
WA Initial Periodic Cap*                                                  2.978%
WA Minimum Rate*                                                          7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interest Only ARM                                                    18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500          74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000         349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500         474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000         924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500         899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000       1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500         609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000         649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500         489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000        659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500       594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000       517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500       179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000        65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500       128       4,561,045.27      0.46       635       97.36       12.462
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240            254      14,140,207.81      1.43       646       84.94        9.370
241 - 300              6         915,614.92      0.09       649       84.36        7.325
301 - 360          7,009     952,185,015.84     96.37       614       79.31        7.682
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240             254      14,140,207.81      1.43       646       84.94        9.370
241 - 300               6         915,614.92      0.09       649       84.36        7.325
301 - 360           7,009     952,185,015.84     96.37       614       79.31        7.682
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)      (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%    7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72     7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17     9.541
                        -----    ---------------      ------        ---     -----     -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%    7.728%
                        =====    ===============      ======        ===     =====     =====


                             AGGREGATE PROPERTY TYPE



                                             % OF CUT-OFF
                                                 DATE
                MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family          314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo               326      41,009,789.27        4.15        635     80.20      7.887
Modular Home          9       1,207,927.42        0.12        609     76.42      8.494
PUD                 775     128,491,581.08       13.00        621     80.89      7.508
Single Family     6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse            48       5,658,214.92        0.57        606     82.20      7.712
                  -----    ---------------      ------        ---     -----      -----
TOTAL:            7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                  =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

   CA              505    $122,869,966.39     12.44%      629       74.41%       7.040%
   FL              758     109,567,237.52     11.09       611       79.80        7.892
   TX              564      53,226,560.91      5.39       608       82.57        7.809
   NY              246      52,332,068.21      5.30       615       76.55        7.427
   AZ              321      49,592,083.42      5.02       633       80.57        7.304
   OH              605      47,608,272.09      4.82       597       83.56        8.377
   MA              227      45,471,568.36      4.60       629       74.81        7.548
   IL              356      45,429,297.52      4.60       618       82.00        7.630
   MI              440      40,300,428.06      4.08       614       81.54        8.186
   NV              209      39,718,470.81      4.02       636       79.57        7.422
   MD              145      29,458,618.41      2.98       601       78.86        7.592
   VA              183      29,178,788.97      2.95       609       77.47        7.741
   CO              215      27,323,547.77      2.77       632       82.98        7.092
   NJ              128      25,962,016.01      2.63       602       74.45        8.198
   GA              241      22,492,285.76      2.28       610       82.95        8.032
   NC              262      22,184,840.74      2.25       594       82.17        8.172
   RI              107      18,483,319.47      1.87       621       75.44        7.507
   CT              129      18,146,986.35      1.84       612       77.80        8.115
   NH              115      16,656,600.44      1.69       634       75.82        7.563
   WA              105      14,875,278.73      1.51       631       82.16        7.090
   ME              128      14,594,441.30      1.48       623       76.23        7.850
   MN               88      13,382,197.01      1.35       611       79.33        7.983
   LA              166      12,704,688.18      1.29       603       81.93        7.797
   IN              179      12,527,363.77      1.27       590       83.94        8.125
   MO              164      12,274,605.68      1.24       590       83.81        8.379
   PA              114      11,869,672.46      1.20       600       81.41        8.159
   WI              102      11,237,315.90      1.14       605       79.81        8.678
   TN              124      10,289,480.34      1.04       610       84.48        8.374
   SC              104       8,459,784.80      0.86       595       84.39        8.752
   AL               99       7,628,628.94      0.77       611       84.79        8.302
   Other           493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
   TOTAL:        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624       82.05%       7.683%
Full Documentation            5,467     630,942,615.42     63.86       608       79.93        7.692
Stated Documentation          1,969     326,206,758.39     33.02       629       78.21        7.806
NINA                              6       1,381,500.00      0.14       675       73.19        6.439
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                              =====    ===============    ======       ===       =====        =====


                            AGGREGATE OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         7,335    $949,577,279.46     96.11%      615       79.45%       7.717%
Non-Owner Occupied       237      29,030,477.12      2.94       639       76.61        7.971
Vacation                  50       9,418,381.71      0.95       635       84.95        8.050
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                   OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647       81.01%       7.295%
2.001 - 2.500           3         722,000.00      0.09       667       80.01        6.453
3.001 - 3.500           4         808,734.03      0.10       659       79.66        5.975
3.501 - 4.000          42      10,957,263.20      1.37       707       69.74        5.170
4.001 - 4.500         104      24,117,275.04      3.02       669       75.53        5.771
4.501 - 5.000         250      53,947,871.46      6.76       646       76.97        6.098
5.001 - 5.500         491      89,836,355.61     11.26       632       78.41        6.578
5.501 - 6.000         751     134,142,693.98     16.81       620       77.75        7.019
6.001 - 6.500         830     123,789,404.34     15.51       616       78.78        7.390
6.501 - 7.000         797     116,203,998.37     14.56       601       79.47        7.823
7.001 - 7.500         619      86,474,639.75     10.84       594       80.94        8.322
7.501 - 8.000         476      58,722,082.93      7.36       578       81.09        8.936
8.001 - 8.500         429      48,297,293.80      6.05       560       79.65        9.484
8.501 - 9.000         337      37,462,296.43      4.69       557       81.06        9.943
9.001 - 9.500          83      10,807,174.52      1.35       557       82.84       10.390
9.501 - 10.000         13         958,604.56      0.12       563       80.40       10.928
10.001 - 10.500         2         143,932.01      0.02       579       87.92       11.659
10.501 - 11.000         3         157,055.78      0.02       549       75.89       12.076
13.501 - 14.000         1         112,421.23      0.01       596       94.94        7.790
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            13.750%
Weighted Average:   6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 9.501 - 10.000         3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 3.001 - 3.500          1    $    183,718.84      0.02%      588       80.00%       7.370%
 4.001 - 4.500          1         243,060.00      0.03       599       80.00        5.650
 4.501 - 5.000         13       2,907,329.87      0.36       649       77.79        5.498
 5.001 - 5.500         74      18,242,734.68      2.29       689       71.07        5.388
 5.501 - 6.000        211      48,669,870.20      6.10       647       75.17        5.922
 6.001 - 6.500        394      76,887,679.76      9.63       639       78.27        6.364
 6.501 - 7.000        795     140,719,770.89     17.63       631       78.33        6.812
 7.001 - 7.500        776     124,295,005.97     15.58       617       78.56        7.279
 7.501 - 8.000        853     124,565,859.57     15.61       603       79.52        7.790
 8.001 - 8.500        504      70,631,471.09      8.85       593       79.98        8.268
 8.501 - 9.000        532      67,089,332.10      8.41       580       81.51        8.759
 9.001 - 9.500        422      48,893,017.62      6.13       571       80.91        9.266
 9.501 - 10.000       455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                 GROUP I SUMMARY

Total Number of Loans                                                     3,409
Total Outstanding Loan Balance                                  $493,605,548.69
Average Outstanding Loan Balance                                $    144,794.82
Fixed Rate Loans                                                          19.05%
Adjustable-Rate Loans                                                     80.95%
Prepayment Penalty Coverage                                               70.08%
WA Coupon                                                                 7.718%
WA Margin*                                                                6.382%
WA Minimum Rate*                                                          7.543%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           80.62%
WA FICO                                                                     621
WA DTI                                                                    40.42%
First Lien Position                                                       93.44%
Second Lien Position                                                       6.56%
% of Silent Seconds                                                       33.51%

PRODUCT TYPE
2/28 ARM                                                                  56.17%
2/28 Interest Only ARM                                                    21.68%
3/27 ARM                                                                   1.00%
3/27 Interest Only ARM                                                     1.36%
5/25 ARM                                                                   0.28%
5/25 Interest Only ARM                                                     0.46%
Balloon                                                                    1.09%
Fixed                                                                     17.75%
Fixed Interest Only                                                        0.20%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                29.92%
1.0                                                                        9.50%
2.0                                                                       48.97%
2.5                                                                        0.04%
3.0 and greater                                                           11.57%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
FL                                                                        13.71%
CA                                                                        12.65%
TX                                                                         6.68%
NY                                                                         5.86%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.44%

OCCUPANCY STATUS
Owner Occupied                                                            96.71%
Non-Owner Occupied                                                         2.37%
Vacation                                                                   0.92%

LOAN PURPOSE
Cash Out Refinance                                                        46.41%
Purchase                                                                  52.70%
Rate/Term Refinance                                                        0.88%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              715    $ 22,783,935.50      4.62%      615       94.06%      10.442%
50,000.01 - 100,000.00        913      67,621,756.05     13.70       606       82.67        8.707
100,000.01 - 150,000.00       559      69,068,847.27     13.99       608       80.08        7.961
150,000.01 - 200,000.00       472      82,072,610.30     16.63       619       79.97        7.570
200,000.01 - 250,000.00       258      57,607,808.31     11.67       620       79.64        7.482
250,000.01 - 300,000.00       127      34,809,199.47      7.05       629       80.27        7.279
300,000.01 - 350,000.00        75      24,285,047.93      4.92       632       78.83        7.186
350,000.01 - 400,000.00       103      38,914,785.20      7.88       628       79.11        7.119
400,000.01 - 450,000.00        73      30,995,345.65      6.28       647       80.73        6.967
450,000.01 - 500,000.00        50      23,903,472.76      4.84       635       78.45        6.913
500,000.01 - 550,000.00        20      10,487,381.24      2.12       618       76.18        7.083
550,000.01 - 600,000.00        16       9,283,277.10      1.88       619       82.31        7.257
600,000.01 - 650,000.00        12       7,556,518.62      1.53       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      2.88       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   13,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  144,794.82

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           2    $    813,000.00      0.16%      662       78.22%       4.996%
5.001 - 5.500          25       8,136,958.29      1.65       710       73.77        5.244
5.501 - 6.000         148      40,210,764.34      8.15       670       75.91        5.843
6.001 - 6.500         219      52,440,409.49     10.62       651       78.54        6.316
6.501 - 7.000         390      82,453,555.76     16.70       637       78.70        6.795
7.001 - 7.500         383      73,027,807.58     14.79       620       78.86        7.273
7.501 - 8.000         412      68,776,822.70     13.93       613       79.67        7.774
8.001 - 8.500         258      39,113,311.73      7.92       601       81.18        8.264
8.501 - 9.000         259      34,262,634.96      6.94       584       81.98        8.750
9.001 - 9.500         196      24,548,440.35      4.97       579       82.31        9.258
9.501 - 10.000        322      30,990,205.06      6.28       577       83.28        9.802
10.001 - 10.500       340      21,831,417.91      4.42       604       91.84       10.351
10.501 - 11.000       270      10,020,472.62      2.03       604       95.91       10.821
11.001 - 11.500        90       3,239,940.46      0.66       624       97.82       11.311
11.501 - 12.000        34       1,446,608.24      0.29       610       95.97       11.832
12.001 - 12.500        61       2,293,199.20      0.46       648       97.89       12.483
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.990%
Maximum:            12.500%
Weighted Average:    7.718%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240            115       6,346,130.82      1.29       644       91.86       10.042
241 - 300              1         359,562.24      0.07       726       90.00        7.095
301 - 360          3,105     475,807,861.67     96.39       620       80.38        7.655
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP I REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240             115       6,346,130.82      1.29       644       91.86       10.042
241 - 300               1         359,562.24      0.07       726       90.00        7.095
301 - 360           3,105     475,807,861.67     96.39       620       80.38        7.655
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          5    $    221,348.95      0.04%      638       16.67%       8.129%
20.01 - 30.00         10         803,553.51      0.16       577       25.56        7.980
30.01 - 40.00         13       1,595,849.85      0.32       582       38.32        7.450
40.01 - 50.00         35       6,785,444.48      1.37       608       45.98        7.264
50.01 - 60.00         76      11,971,629.78      2.43       610       56.44        7.398
60.01 - 70.00        211      40,635,743.70      8.23       590       66.24        7.655
70.01 - 80.00      1,556     277,357,102.70     56.19       628       79.14        7.193
80.01 - 90.00        538      95,001,604.18     19.25       609       87.24        8.130
90.01 - 100.00       965      59,233,271.54     12.00       634       97.74        9.680
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             13.84%
Maximum:            100.00%
Weighted Average:    80.62%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP I FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           153    $ 21,278,250.37      4.31%      511       71.13%       8.899%
521 - 540           178      24,708,648.34      5.01       531       75.87        8.674
541 - 560           215      34,219,077.60      6.93       551       78.28        8.568
561 - 580           290      37,813,108.11      7.66       571       80.78        8.281
581 - 600           643      75,343,910.07     15.26       591       82.09        7.934
601 - 620           450      59,413,572.40     12.04       610       80.83        7.728
621 - 640           412      61,445,765.41     12.45       630       81.34        7.359
641 - 660           399      61,211,887.51     12.40       650       82.62        7.408
661 - 680           250      38,809,867.85      7.86       670       83.38        7.545
681 - 700           171      31,138,374.27      6.31       689       80.65        6.956
701 - 720           115      19,646,338.24      3.98       711       81.52        7.016
721 - 740            49      10,995,546.80      2.23       731       81.99        6.739
741 - 760            40       8,566,625.02      1.74       750       78.29        6.591
761 - 780            25       4,959,385.46      1.00       770       79.89        6.864
781 >=               19       4,055,191.24      0.82       790       76.85        6.282
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            806
Weighted Average:   621

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,081    $260,136,171.06     52.70%      633       83.11%       7.634%
Cash Out Refinance      1,244     229,101,235.82     46.41       607       77.56        7.778
Rate/Term Refinance        84       4,368,141.81      0.88       654       92.37        9.641
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                        =====    ===============    ======       ===       =====        =====


                              GROUP I PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          153    $ 27,663,145.15      5.60%      629       79.26%       7.749%
Condo               171      23,927,750.47      4.85       641       80.45        7.878
Modular Home          3         409,311.74      0.08       591       71.26        8.677
PUD                 441      80,381,375.76     16.28       631       81.36        7.417
Single Family     2,614     357,841,841.96     72.50       617       80.56        7.775
Townhouse            27       3,382,123.61      0.69       614       82.80        7.354
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

FL                 434    $ 67,684,929.11     13.71%      618       80.53%       7.864%
CA                 213      62,432,997.00     12.65       648       79.10        6.990
TX                 311      32,981,304.83      6.68       611       83.07        7.801
NY                 115      28,915,144.08      5.86       616       78.23        7.476
MA                 109      24,291,351.85      4.92       632       77.52        7.650
AZ                 130      22,277,909.94      4.51       643       80.55        7.183
NV                 112      21,884,308.02      4.43       641       80.44        7.469
IL                 159      21,286,875.88      4.31       627       83.98        7.679
OH                 251      20,218,775.74      4.10       595       84.24        8.467
MD                  67      16,615,809.54      3.37       605       80.25        7.606
MI                 165      16,342,667.14      3.31       611       80.74        8.201
CO                 111      16,174,066.67      3.28       638       83.44        7.024
VA                  76      14,783,366.23      2.99       611       78.17        7.759
GA                 108      11,022,256.41      2.23       616       83.74        8.102
NJ                  44      10,256,896.91      2.08       607       75.04        8.151
RI                  58       9,771,027.57      1.98       623       78.59        7.852
CT                  60       8,524,633.98      1.73       614       79.15        8.305
NC                  91       8,137,335.60      1.65       586       81.58        8.196
WA                  48       7,009,756.92      1.42       629       83.17        7.108
NH                  48       6,337,730.79      1.28       619       74.59        8.056
ME                  50       6,299,935.40      1.28       622       76.30        7.798
PA                  52       5,780,365.87      1.17       603       83.24        8.155
IN                  74       5,604,328.77      1.14       590       82.45        7.947
MN                  34       5,557,523.70      1.13       615       77.59        8.055
WI                  44       5,160,244.15      1.05       614       79.05        8.494
LA                  62       5,122,483.98      1.04       603       81.24        7.785
SC                  42       3,965,454.70      0.80       606       85.99        8.722
MO                  52       3,719,096.87      0.75       574       83.80        8.509
TN                  38       3,446,971.90      0.70       619       85.95        8.455
AL                  43       3,334,287.33      0.68       605       84.47        8.500
Other              208      18,665,711.81      3.78       609       83.10        8.252
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP I DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation        97    $ 17,781,392.18      3.60%      621     82.69%     7.663%
Full Documentation            2,313     290,515,162.60     58.86       609     81.20      7.691
Stated Documentation            998     184,866,493.91     37.45       639     79.52      7.768
NINA                              1         442,500.00      0.09       632     75.00      7.149
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        3,409    $493,605,548.69    100.00%      621     80.62%     7.718%
                              =====    ===============    ======       ===     =====      =====


                             GROUP I OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         3,304    $477,364,477.66     96.71%      620     80.63%     7.707%
Non-Owner Occupied        86      11,715,039.50      2.37       643     78.44      8.094
Vacation                  19       4,526,031.53      0.92       650     84.65      7.979
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 3,409    $493,605,548.69    100.00%      621     80.62%     7.718%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I GROSS MARGIN*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
 GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500          2    $    361,922.24      0.09%      647       81.01%       7.295%
2.001 - 2.500          1         209,000.00      0.05       709       95.00        6.770
3.001 - 3.500          1         183,718.84      0.05       588       80.00        7.370
3.501 - 4.000         16       5,326,687.11      1.33       703       73.71        5.151
4.001 - 4.500         37      11,412,134.23      2.86       674       79.14        5.827
4.501 - 5.000        121      29,987,938.30      7.50       651       79.04        6.095
5.001 - 5.500        220      47,047,109.11     11.77       635       79.11        6.576
5.501 - 6.000        318      71,249,818.65     17.83       627       78.20        6.991
6.001 - 6.500        343      62,497,859.71     15.64       622       79.43        7.372
6.501 - 7.000        335      57,117,930.50     14.29       607       80.45        7.794
7.001 - 7.500        256      43,612,978.41     10.91       601       81.74        8.297
7.501 - 8.000        187      26,562,842.61      6.65       580       82.80        8.953
8.001 - 8.500        180      21,712,949.44      5.43       564       79.07        9.465
8.501 - 9.000        146      16,890,874.97      4.23       557       81.65        9.945
9.001 - 9.500         39       5,242,162.08      1.31       557       82.77       10.372
9.501 - 10.000         3         177,707.43      0.04       564       84.03       10.813
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                   =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            9.900%
Weighted Average:   6.382%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               21    $  2,957,961.01      0.74%      627       79.19%       8.627%
1.500                9       3,319,392.85      0.83       633       71.08        6.880
2.000                4         656,043.22      0.16       623       80.10        7.510
3.000            2,170     392,192,236.55     98.15       615       79.89        7.570
6.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.975%

                              GROUP I PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            2,187    $393,158,517.53     98.39%      615       79.92%       7.580%
1.500               17       5,967,116.10      1.49       617       72.41        7.004
2.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.009%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 9.501 - 10.000         2    $    587,920.00      0.15%      632       80.00%       6.600%
10.501 - 11.000         3         955,400.00      0.24       663       78.49        5.434
11.001 - 11.500        24       7,553,862.36      1.89       703       74.92        5.257
11.501 - 12.000        89      24,383,515.06      6.10       659       78.10        5.846
12.001 - 12.500       159      37,170,890.35      9.30       643       79.94        6.315
12.501 - 13.000       280      62,291,553.47     15.59       632       79.05        6.784
13.001 - 13.500       312      63,264,183.55     15.83       619       78.87        7.211
13.501 - 14.000       379      68,417,518.05     17.12       618       79.87        7.616
14.001 - 14.500       261      42,989,365.45     10.76       608       81.17        8.066
14.501 - 15.000       219      32,377,609.44      8.10       585       81.37        8.639
15.001 - 15.500       172      22,815,660.03      5.71       576       81.59        9.219
15.501 - 16.000       213      25,835,759.03      6.47       559       79.72        9.673
16.001 - 16.500        80       9,550,526.61      2.39       559       82.62       10.208
16.501 - 17.000        11       1,263,545.23      0.32       535       81.08       10.588
17.001 - 17.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             9.540%
Maximum:            17.170%
Weighted Average:   13.643%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

 3.001 - 3.500          1    $    183,718.84      0.05%      588       80.00%       7.370%
 4.001 - 4.500          1         243,060.00      0.06       599       80.00        5.650
 4.501 - 5.000          5       1,712,353.62      0.43       643       79.16        5.571
 5.001 - 5.500         28       9,024,476.23      2.26       689       74.95        5.451
 5.501 - 6.000         96      26,626,094.13      6.66       648       76.08        5.960
 6.001 - 6.500        177      41,139,441.84     10.30       644       79.79        6.361
 6.501 - 7.000        340      72,994,006.57     18.27       636       79.05        6.802
 7.001 - 7.500        336      65,093,976.79     16.29       620       79.40        7.274
 7.501 - 8.000        340      60,037,882.21     15.02       611       80.41        7.779
 8.001 - 8.500        221      35,739,842.37      8.94       601       81.38        8.262
 8.501 - 9.000        209      30,544,719.57      7.64       581       81.80        8.752
 9.001 - 9.500        171      22,459,550.24      5.62       576       81.90        9.271
 9.501 - 10.000       196      23,705,185.69      5.93       558       79.86        9.760
10.001 - 10.500        73       8,826,024.49      2.21       555       82.27       10.232
10.501 - 11.000        10       1,126,976.04      0.28       539       81.85       10.702
11.001 - 11.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            11.170%
Weighted Average:    7.543%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.03%      611       80.00%       7.650%
2007-02            1          92,776.94      0.02       651       80.00        6.600
2007-03            1          49,972.11      0.01       553       71.43        8.900
2007-04            2         506,527.58      0.13       628       82.90        8.350
2007-05           64      10,126,024.17      2.53       623       78.81        7.579
2007-06          192      33,704,839.06      8.43       628       79.52        7.516
2007-07          994     176,529,744.65     44.18       613       79.78        7.637
2007-08          871     160,523,285.00     40.17       611       80.40        7.578
2007-09           15       2,614,300.00      0.65       623       78.50        6.966
2008-06            2         718,172.54      0.18       690       55.73        6.295
2008-07           26       5,088,136.70      1.27       634       78.92        7.377
2008-08           22       5,396,296.00      1.35       644       76.80        6.716
2008-09            1         460,000.00      0.12       663       80.00        7.280
2010-04            1         468,000.00      0.12       698       80.00        6.375
2010-06            3         712,800.00      0.18       672       80.00        6.513
2010-07            6       2,173,813.86      0.54       695       68.18        6.426
2010-08            3         321,500.00      0.08       643       69.48        8.576
               -----    ---------------    ------       ---       -----        -----
TOTAL:         2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                GROUP II SUMMARY

Total Number of Loans                                                     4,213
Total Outstanding Loan Balance                                  $494,420,589.60
Average Outstanding Loan Balance                                $    117,355.94
Fixed Rate Loans                                                          19.41%
Adjustable-Rate Loans                                                     80.59%
Prepayment Penalty Coverage                                               69.57%
WA Coupon                                                                 7.737%
WA Margin*                                                                6.498%
WA Minimum Rate*                                                          7.682%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           78.22%
WA FICO                                                                     610
WA DTI                                                                    40.55%
First Lien Position                                                       96.61%
Second Lien Position                                                       3.39%
% of Silent Seconds                                                       21.93%

PRODUCT TYPE
2/28 ARM                                                                  62.48%
2/28 Interest Only ARM                                                    14.61%
3/27 ARM                                                                   2.00%
3/27 Interest Only ARM                                                     0.97%
5/25 ARM                                                                   0.52%
Balloon                                                                    0.54%
Fixed                                                                     18.02%
Fixed Interest Only                                                        0.85%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.43%
1.0                                                                        8.69%
2.0                                                                       48.13%
2.5                                                                        0.07%
3.0                                                                       12.67%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.22%
FL                                                                         8.47%
OH                                                                         5.54%
AZ                                                                         5.52%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
89123 (Las Vegas, NV)                                                      0.28%

OCCUPANCY STATUS
Owner Occupied                                                            95.51%
Non-Owner Occupied                                                         3.50%
Vacation                                                                   0.99%

LOAN PURPOSE
Cash Out Refinance                                                        73.56%
Purchase                                                                  25.25%
Rate/Term Refinance                                                        1.18%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP II SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              743    $ 23,225,590.56      4.70%      605       89.67%      10.188%
50,000.01 - 100,000.00      1,427     107,941,429.61     21.83       600       79.41        8.176
100,000.01 - 150,000.00       969     119,949,967.52     24.26       610       78.13        7.715
150,000.01 - 200,000.00       451      78,735,134.55     15.92       611       75.00        7.467
200,000.01 - 250,000.00       299      66,678,685.91     13.49       616       76.51        7.325
250,000.01 - 300,000.00       174      47,093,629.25      9.53       614       76.83        7.288
300,000.01 - 350,000.00       117      37,996,389.15      7.69       621       79.97        7.150
350,000.01 - 400,000.00        22       7,908,607.15      1.60       608       74.58        7.132
400,000.01 - 450,000.00         9       3,865,036.39      0.78       634       77.97        6.688
450,000.01 - 500,000.00         1         463,619.51      0.09       668       87.55        6.998
550,000.01 - 600,000.00         1         562,500.00      0.11       717       90.00        6.990
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $ 12,495.02
Maximum:            $562,500.00
Weighted Average:   $117,355.94

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
MORTGAGE RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           5    $    830,004.70      0.17%      691       75.53%       4.816%
5.001 - 5.500          49       9,866,605.56      2.00       701       68.71        5.243
5.501 - 6.000         201      39,670,726.45      8.02       674       71.72        5.815
6.001 - 6.500         255      42,676,528.16      8.63       638       75.47        6.299
6.501 - 7.000         534      80,255,438.68     16.23       629       77.06        6.806
7.001 - 7.500         516      68,904,868.06     13.94       615       77.53        7.270
7.501 - 8.000         594      75,061,138.78     15.18       598       78.18        7.778
8.001 - 8.500         351      41,699,453.09      8.43       587       78.49        8.267
8.501 - 9.000         390      42,451,015.26      8.59       579       80.39        8.757
9.001 - 9.500         293      29,792,137.60      6.03       567       80.09        9.261
9.501 - 10.000        337      32,331,849.95      6.54       563       81.06        9.783
10.001 - 10.500       254      16,855,186.65      3.41       580       86.62       10.274
10.501 - 11.000       247       8,179,804.90      1.65       597       93.68       10.773
11.001 - 11.500        89       2,388,132.42      0.48       594       92.87       11.219
11.501 - 12.000        31       1,189,853.27      0.24       602       92.28       11.781
12.001 - 12.500        67       2,267,846.07      0.46       623       96.83       12.440
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.737%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP II REMAINING TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            119
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     GROUP II ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO -VALUE     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          8    $    377,149.18      0.08%      548       15.66%       8.856%
20.01 - 30.00         21       1,955,624.53      0.40       599       26.87        7.710
30.01 - 40.00         50       5,805,591.07      1.17       618       36.02        7.268
40.01 - 50.00         99      12,684,156.64      2.57       607       45.71        7.499
50.01 - 60.00        153      21,830,595.66      4.42       609       56.06        7.251
60.01 - 70.00        405      63,070,947.82     12.76       593       66.51        7.415
70.01 - 80.00      1,835     230,764,793.29     46.67       613       78.73        7.357
80.01 - 90.00        820     110,837,810.34     22.42       604       87.21        8.180
90.01 - 100.00       822      47,093,921.07      9.53       631       97.06        9.325
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    78.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP II FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           241    $ 29,852,873.94      6.04%      510       70.23%       8.795%
521 - 540           273      33,416,691.67      6.76       530       73.33        8.602
541 - 560           336      41,478,289.09      8.39       551       75.96        8.477
561 - 580           364      42,598,872.99      8.62       571       78.25        8.380
581 - 600           813      81,663,858.98     16.52       591       80.21        7.946
601 - 620           670      70,626,664.94     14.28       610       80.60        7.710
621 - 640           466      55,887,119.05     11.30       631       79.69        7.404
641 - 660           417      49,672,224.47     10.05       650       80.90        7.299
661 - 680           233      30,864,047.10      6.24       669       79.61        7.009
681 - 700           147      21,079,939.92      4.26       689       76.87        6.817
701 - 720            94      14,007,496.52      2.83       709       80.20        6.548
721 - 740            61       9,367,478.05      1.89       730       72.85        6.183
741 - 760            46       6,142,488.69      1.24       750       77.95        6.442
761 - 780            27       4,741,428.09      0.96       769       79.75        6.165
781 >=               25       3,021,116.10      0.61       789       61.47        6.086
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   610

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP II LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                1,659    $124,861,766.98     25.25%      612       83.49%       7.954%
Cash Out Refinance      2,436     363,700,579.84     73.56       609       76.18        7.635
Rate/Term Refinance       118       5,858,242.78      1.18       631       92.01        9.466
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                        =====    ===============    ======       ===       =====        =====


                             GROUP II PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          161    $ 28,229,655.13      5.71%      627       73.61%       7.383%
Condo               155      17,082,038.80      3.45       626       79.85        7.900
Modular Home          6         798,615.68      0.16       619       79.07        8.400
PUD                 334      48,110,205.32      9.73       606       80.12        7.660
Single Family     3,536     397,923,983.36     80.48       609       78.22        7.760
Townhouse            21       2,276,091.31      0.46       594       81.31        8.244
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 292    $ 60,436,969.39     12.22%      610       69.57%       7.091%
FL                 324      41,882,308.41      8.47       601       78.64        7.938
OH                 354      27,389,496.35      5.54       598       83.06        8.310
AZ                 191      27,314,173.48      5.52       625       80.59        7.403
IL                 197      24,142,421.64      4.88       610       80.25        7.588
MI                 275      23,957,760.92      4.85       617       82.09        8.175
NY                 131      23,416,924.13      4.74       614       74.47        7.367
MA                 118      21,180,216.51      4.28       625       71.71        7.432
TX                 253      20,245,256.08      4.09       603       81.77        7.822
NV                  97      17,834,162.79      3.61       630       78.50        7.364
NJ                  84      15,705,119.10      3.18       599       74.06        8.229
VA                 107      14,395,422.74      2.91       607       76.76        7.723
NC                 171      14,047,505.14      2.84       599       82.52        8.159
MD                  78      12,842,808.87      2.60       596       77.08        7.575
GA                 133      11,470,029.35      2.32       605       82.20        7.965
CO                 104      11,149,481.10      2.26       624       82.33        7.190
NH                  67      10,318,869.65      2.09       644       76.57        7.261
CT                  69       9,622,352.37      1.95       610       76.61        7.947
RI                  49       8,712,291.90      1.76       618       71.91        7.119
MO                 112       8,555,508.81      1.73       597       83.81        8.323
ME                  78       8,294,505.90      1.68       624       76.17        7.890
WA                  57       7,865,521.81      1.59       633       81.26        7.074
MN                  54       7,824,673.31      1.58       609       80.58        7.932
LA                 104       7,582,204.20      1.53       602       82.40        7.805
IN                 105       6,923,035.00      1.40       590       85.15        8.268
TN                  86       6,842,508.44      1.38       605       83.74        8.333
PA                  62       6,089,306.59      1.23       597       79.67        8.163
WI                  58       6,077,071.75      1.23       597       80.45        8.833
SC                  62       4,494,330.10      0.91       585       82.97        8.779
AL                  56       4,294,341.61      0.87       616       85.03        8.148
Other              285      23,514,012.16      4.76       605       81.89        8.206
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 39                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP II DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        83    $ 11,713,872.30      2.37%      628       81.08%       7.715%
Full Documentation            3,154     340,427,452.82     68.85       607       78.84        7.693
Stated Documentation            971     141,340,264.48     28.59       615       76.51        7.854
NINA                              5         939,000.00      0.19       696       72.34        6.104
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


                             GROUP II OCCUPANCY TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      OCCUPANCY TYPE          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied                4,031    $472,212,801.80     95.51%      609       78.25%       7.727%
Non-Owner Occupied              151      17,315,437.62      3.50       636       75.36        7.889
Vacation                         31       4,892,350.18      0.99       621       85.22        8.116
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 40                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

2.001 - 2.500           2    $    513,000.00      0.13%      649        73.90%      6.324%
3.001 - 3.500           3         625,015.19      0.16       680        79.56       5.565
3.501 - 4.000          26       5,630,576.09      1.41       711        65.98       5.188
4.001 - 4.500          67      12,705,140.81      3.19       665        72.29       5.721
4.501 - 5.000         129      23,959,933.16      6.01       641        74.37       6.101
5.001 - 5.500         271      42,789,246.50     10.74       628        77.63       6.579
5.501 - 6.000         433      62,892,875.33     15.79       613        77.24       7.051
6.001 - 6.500         487      61,291,544.63     15.38       610        78.12       7.408
6.501 - 7.000         462      59,086,067.87     14.83       595        78.53       7.850
7.001 - 7.500         363      42,861,661.34     10.76       588        80.13       8.347
7.501 - 8.000         289      32,159,240.32      8.07       577        79.68       8.922
8.001 - 8.500         249      26,584,344.36      6.67       557        80.13       9.500
8.501 - 9.000         191      20,571,421.46      5.16       557        80.58       9.942
9.001 - 9.500          44       5,565,012.44      1.40       558        82.90      10.407
9.501 - 10.000         10         780,897.13      0.20       563        79.58      10.955
10.001 - 10.500         2         143,932.01      0.04       579        87.92      11.659
10.501 - 11.000         3         157,055.78      0.04       549        75.89      12.076
13.501 - 14.000         1         112,421.23      0.03       596        94.94       7.790
                    -----    ---------------    ------       ---        -----      ------
TOTAL:              3,032    $398,429,385.65    100.00%      603        78.08%      7.706%
                    =====    ===============    ======       ===        =====      ======


*    Adjustable-Rate Loans Only.

Minimum:             2.250%
Maximum:            13.750%
Weighted Average:    6.498%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 41                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               29    $  3,022,154.85      0.76%      587       75.57%       8.751%
1.500                4         826,961.10      0.21       628       73.68        6.499
2.000                2         262,118.04      0.07       586       70.76        7.031
3.000            2,997     394,318,151.66     98.97       603       78.12        7.701
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            3.000%
Weighted Average:   2.981%

                             GROUP II PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            3,023    $396,598,333.65     99.54%      603       78.11%       7.710%
1.500                9       1,831,052.00      0.46       620       72.69        6.907
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            1.500%
Weighted Average:   1.002%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 42                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          1    $    260,353.16      0.07%      600       78.38%       6.990%
10.501 - 11.000         5         830,004.70      0.21       691       75.53        4.816
11.001 - 11.500        43       8,609,965.83      2.16       697       67.34        5.258
11.501 - 12.000       107      20,903,048.10      5.25       648       73.71        5.806
12.001 - 12.500       191      31,933,969.69      8.01       634       76.76        6.294
12.501 - 13.000       367      56,880,732.59     14.28       623       77.06        6.799
13.001 - 13.500       399      54,217,933.19     13.61       613       77.38        7.227
13.501 - 14.000       581      72,682,909.72     18.24       602       78.48        7.632
14.001 - 14.500       329      40,876,300.39     10.26       593       78.75        8.111
14.501 - 15.000       349      40,587,527.05     10.19       580       81.17        8.651
15.001 - 15.500       264      27,983,847.79      7.02       566       80.10        9.214
15.501 - 16.000       266      27,988,349.87      7.02       556       79.43        9.723
16.001 - 16.500        98      11,195,766.92      2.81       556       80.98       10.184
16.501 - 17.000        24       3,016,045.18      0.76       558       83.19       10.458
17.001 - 17.500         3         161,643.68      0.04       571       78.65       11.108
17.501 - 18.000         3         190,718.24      0.05       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.990%
Maximum:            18.240%
Weighted Average:   13.774%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 43                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           8    $  1,194,976.25      0.30%      657       75.82%       5.393%
5.001 - 5.500          46       9,218,258.45      2.31       689       67.26        5.327
5.501 - 6.000         115      22,043,776.07      5.53       647       74.06        5.877
6.001 - 6.500         217      35,748,237.92      8.97       632       76.51        6.367
6.501 - 7.000         455      67,725,764.32     17.00       625       77.56        6.824
7.001 - 7.500         440      59,201,029.18     14.86       612       77.63        7.283
7.501 - 8.000         513      64,527,977.36     16.20       595       78.70        7.800
8.001 - 8.500         283      34,891,628.72      8.76       584       78.54        8.275
8.501 - 9.000         323      36,544,612.53      9.17       579       81.27        8.765
9.001 - 9.500         251      26,433,467.38      6.63       566       80.07        9.262
9.501 - 10.000        259      27,342,215.92      6.86       555       79.59        9.768
10.001 - 10.500        95      10,931,212.64      2.74       556       80.91       10.198
10.501 - 11.000        19       2,163,597.44      0.54       564       83.83       10.710
11.001 - 11.500         3         161,643.68      0.04       571       78.65       11.108
11.501 - 12.000         3         190,718.24      0.05       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             4.562%
Maximum:            12.240%
Weighted Average:    7.682%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 44                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-03            1    $    216,550.00      0.05%      624       89.99%       9.350%
2007-04            5         702,759.18      0.18       614       77.18        6.967
2007-05           74       8,821,969.54      2.21       608       77.07        7.334
2007-06          259      34,262,438.99      8.60       604       78.18        7.657
2007-07        1,369     179,726,484.22     45.11       600       78.29        7.787
2007-08        1,200     153,904,613.37     38.63       600       78.30        7.758
2007-09           26       3,537,900.00      0.89       606       79.45        7.487
2008-05            2         252,719.30      0.06       619       75.77        7.524
2008-06            9       1,236,426.37      0.31       628       72.46        7.008
2008-07           35       7,061,248.08      1.77       649       74.73        6.806
2008-08           38       5,693,700.00      1.43       640       71.77        6.974
2008-09            1         436,400.00      0.11       624       89.98        6.900
2010-07            8       1,474,476.60      0.37       701       74.29        5.871
2010-08            5       1,101,700.00      0.28       729       73.97        5.789
               -----    ---------------    ------       ---       -----        -----
TOTAL:         3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 16, 2005

NEW ISSUE COMPUTATIONAL MATERIALS

(Part II of II)

$591,933,000 (APPROXIMATE)

AEGIS ASSET BACKED SECURITIES TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4

AEGIS ASSET BACKED SECURITIES CORPORATION
Depositor

[AEGIS MORTGAGECORPORATION LOGO]

AEGIS MORTGAGE CORPORATION
Sponsor, Seller and Sub-Servicer

AUGUST 16, 2005

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 2                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the
Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the
"Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

             PLEASE CONTACT THE CSFB SYNDICATE DESK AT 212-325-8549
                           FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 3                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                AGGREGATE SUMMARY

Total Number of Loans                                                     7,622
Total Outstanding Loan Balance                                  $988,026,138.29
Average Outstanding Loan Balance                                $    129,628.20
Fixed Rate Loans                                                          19.23%
Adjustable-Rate Loans                                                     80.77%
Prepayment Penalty Coverage                                               69.83%
WA Coupon                                                                 7.728%
WA Margin*                                                                6.440%
WA Initial Periodic Cap*                                                  2.978%
WA Minimum Rate*                                                          7.612%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           79.42%
WA FICO                                                                     616
WA DTI                                                                    40.49%
First Lien Position                                                       95.02%
Second Lien Position                                                       4.98%
% of Silent Seconds                                                       27.71%

PRODUCT TYPE
2/28 ARM                                                                  59.33%
2/28 Interest Only ARM                                                    18.14%
3/27 ARM                                                                   1.50%
3/27 Interest Only ARM                                                     1.17%
5/25 ARM                                                                   0.40%
5/25 Interest Only ARM                                                     0.23%
Balloon                                                                    0.81%
Fixed                                                                     17.89%
Fixed Interest Only                                                        0.53%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.17%
1.0                                                                        9.10%
2.0                                                                       48.55%
2.5                                                                        0.06%
3.0 and greater                                                           12.12%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.44%
FL                                                                        11.09%
TX                                                                         5.39%
NY                                                                         5.30%
AZ                                                                         5.02%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.30%

OCCUPANCY STATUS
Owner Occupied                                                            96.11%
Non-Owner Occupied                                                         2.94%
Vacation                                                                   0.95%

LOAN PURPOSE
Cash Out Refinance                                                        60.00%
Purchase                                                                  38.97%
Rate/Term Refinance                                                        1.04%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 4                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                       OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     BALANCES ($)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00            1,458    $ 46,009,526.06      4.66%      610       91.84%      10.314%
50,000.01 - 100,000.00      2,340     175,563,185.66     17.77       602       80.66        8.381
100,000.01 - 150,000.00     1,528     189,018,814.79     19.13       609       78.84        7.805
150,000.01 - 200,000.00       923     160,807,744.85     16.28       615       77.54        7.520
200,000.01 - 250,000.00       557     124,286,494.22     12.58       618       77.96        7.398
250,000.01 - 300,000.00       301      81,902,828.72      8.29       620       78.29        7.284
300,000.01 - 350,000.00       192      62,281,437.08      6.30       625       79.53        7.164
350,000.01 - 400,000.00       125      46,823,392.35      4.74       624       78.34        7.121
400,000.01 - 450,000.00        82      34,860,382.04      3.53       646       80.42        6.936
450,000.01 - 500,000.00        51      24,367,092.27      2.47       636       78.62        6.915
500,000.01 - 550,000.00        20      10,487,381.24      1.06       618       76.18        7.083
550,000.01 - 600,000.00        17       9,845,777.10      1.00       624       82.75        7.242
600,000.01 - 650,000.00        12       7,556,518.62      0.76       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      1.44       636       73.03        6.931
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $   12,495.02
Maximum:            $1,300,000.00
Weighted Average:   $  129,628.20

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 5                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE MORTGAGE RATES



                                                 % OF CUT-
                                                  OFF DATE
RANGE OF MORTGAGE   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    RATES (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000             7    $  1,643,004.70      0.17%      677       76.86%       4.905%
5.001 - 5.500            74      18,003,563.85      1.82       705       71.00        5.243
5.501 - 6.000           349      79,881,490.79      8.08       672       73.83        5.829
6.001 - 6.500           474      95,116,937.65      9.63       645       77.16        6.309
6.501 - 7.000           924     162,708,994.44     16.47       633       77.89        6.801
7.001 - 7.500           899     141,932,675.64     14.37       618       78.22        7.272
7.501 - 8.000         1,006     143,837,961.48     14.56       605       78.89        7.776
8.001 - 8.500           609      80,812,764.82      8.18       594       79.79        8.266
8.501 - 9.000           649      76,713,650.22      7.76       581       81.10        8.754
9.001 - 9.500           489      54,340,577.95      5.50       573       81.09        9.260
9.501 - 10.000          659      63,322,055.01      6.41       570       82.14        9.792
10.001 - 10.500         594      38,686,604.56      3.92       594       89.56       10.317
10.501 - 11.000         517      18,200,277.52      1.84       601       94.91       10.800
11.001 - 11.500         179       5,628,072.88      0.57       611       95.72       11.272
11.501 - 12.000          65       2,636,461.51      0.27       606       94.30       11.809
12.001 - 12.500         128       4,561,045.27      0.46       635       97.36       12.462
                      -----    ---------------    ------       ---       -----       ------
TOTAL:                7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                      =====    ===============    ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.728%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 6                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE ORIGINAL TERMS*



                                                 % OF CUT-
                                                  OFF DATE
RANGE OF ORIGINAL   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  TERMS (MONTHS)      LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180                 353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240               254      14,140,207.81      1.43       646       84.94        9.370
241 - 300                 6         915,614.92      0.09       649       84.36        7.325
301 - 360             7,009     952,185,015.84     96.37       614       79.31        7.682
                      -----    ---------------    ------       ---       -----        -----
TOTAL:                7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                      =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                           AGGREGATE REMAINING TERMS*



                                                  % OF CUT-
                                                   OFF DATE
RANGE OF REMAINING   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  TERMS (MONTHS)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180                  353    $ 20,785,299.72      2.10%      642       80.34%       8.729%
181 - 240                254      14,140,207.81      1.43       646       84.94        9.370
241 - 300                  6         915,614.92      0.09       649       84.36        7.325
301 - 360              7,009     952,185,015.84     96.37       614       79.31        7.682
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                       =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 7                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     AGGREGATE ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00         13    $    598,498.13      0.06%      581       16.03%       8.587%
20.01 - 30.00         31       2,759,178.04      0.28       593       26.48        7.788
30.01 - 40.00         63       7,401,440.92      0.75       610       36.51        7.307
40.01 - 50.00        134      19,469,601.12      1.97       607       45.80        7.417
50.01 - 60.00        229      33,802,225.44      3.42       610       56.19        7.303
60.01 - 70.00        616     103,706,691.52     10.50       592       66.40        7.509
70.01 - 80.00      3,391     508,121,895.99     51.43       622       78.96        7.268
80.01 - 90.00      1,358     205,839,414.52     20.83       606       87.22        8.157
90.01 - 100.00     1,787     106,327,192.61     10.76       633       97.44        9.523
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    79.42%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 8                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           394    $ 51,131,124.31      5.18%      511       70.61%       8.839%
521 - 540           451      58,125,340.01      5.88       531       74.41        8.633
541 - 560           551      75,697,366.69      7.66       551       77.01        8.518
561 - 580           654      80,411,981.10      8.14       571       79.44        8.333
581 - 600         1,456     157,007,769.05     15.89       591       81.11        7.940
601 - 620         1,120     130,040,237.34     13.16       610       80.71        7.718
621 - 640           878     117,332,884.46     11.88       630       80.55        7.380
641 - 660           816     110,884,111.98     11.22       650       81.85        7.359
661 - 680           483      69,673,914.95      7.05       670       81.71        7.307
681 - 700           318      52,218,314.19      5.29       689       79.12        6.900
701 - 720           209      33,653,834.76      3.41       710       80.97        6.821
721 - 740           110      20,363,024.85      2.06       730       77.79        6.483
741 - 760            86      14,709,113.71      1.49       750       78.15        6.529
761 - 780            52       9,700,813.55      0.98       770       79.82        6.522
781 >=               44       7,076,307.34      0.72       790       70.28        6.198
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   616

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 9                                          [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                3,740    $384,997,938.04       38.97%       626     83.23%     7.737%
Cash Out Refinance      3,680     592,801,815.66       60.00        608     76.72      7.690
Rate/Term Refinance       202      10,226,384.59        1.04        640     92.17      9.541
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                        =====    ===============      ======        ===     =====      =====


                             AGGREGATE PROPERTY TYPE



                                             % OF CUT-OFF
                                                 DATE
                MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family          314    $ 55,892,800.28        5.66%       628     76.40%     7.564%
Condo               326      41,009,789.27        4.15        635     80.20      7.887
Modular Home          9       1,207,927.42        0.12        609     76.42      8.494
PUD                 775     128,491,581.08       13.00        621     80.89      7.508
Single Family     6,150     755,765,825.32       76.49        613     79.33      7.767
Townhouse            48       5,658,214.92        0.57        606     82.20      7.712
                  -----    ---------------      ------        ---     -----      -----
TOTAL:            7,622    $988,026,138.29      100.00%       616     79.42%     7.728%
                  =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 10                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            AGGREGATE STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

CA                 505    $122,869,966.39     12.44%      629       74.41%       7.040%
FL                 758     109,567,237.52     11.09       611       79.80        7.892
TX                 564      53,226,560.91      5.39       608       82.57        7.809
NY                 246      52,332,068.21      5.30       615       76.55        7.427
AZ                 321      49,592,083.42      5.02       633       80.57        7.304
OH                 605      47,608,272.09      4.82       597       83.56        8.377
MA                 227      45,471,568.36      4.60       629       74.81        7.548
IL                 356      45,429,297.52      4.60       618       82.00        7.630
MI                 440      40,300,428.06      4.08       614       81.54        8.186
NV                 209      39,718,470.81      4.02       636       79.57        7.422
MD                 145      29,458,618.41      2.98       601       78.86        7.592
VA                 183      29,178,788.97      2.95       609       77.47        7.741
CO                 215      27,323,547.77      2.77       632       82.98        7.092
NJ                 128      25,962,016.01      2.63       602       74.45        8.198
GA                 241      22,492,285.76      2.28       610       82.95        8.032
NC                 262      22,184,840.74      2.25       594       82.17        8.172
RI                 107      18,483,319.47      1.87       621       75.44        7.507
CT                 129      18,146,986.35      1.84       612       77.80        8.115
NH                 115      16,656,600.44      1.69       634       75.82        7.563
WA                 105      14,875,278.73      1.51       631       82.16        7.090
ME                 128      14,594,441.30      1.48       623       76.23        7.850
MN                  88      13,382,197.01      1.35       611       79.33        7.983
LA                 166      12,704,688.18      1.29       603       81.93        7.797
IN                 179      12,527,363.77      1.27       590       83.94        8.125
MO                 164      12,274,605.68      1.24       590       83.81        8.379
PA                 114      11,869,672.46      1.20       600       81.41        8.159
WI                 102      11,237,315.90      1.14       605       79.81        8.678
TN                 124      10,289,480.34      1.04       610       84.48        8.374
SC                 104       8,459,784.80      0.86       595       84.39        8.752
AL                  99       7,628,628.94      0.77       611       84.79        8.302
Other              493      42,179,723.97      4.27       606       82.43        8.226
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           7,622    $988,026,138.29    100.00%      616       79.42%       7.728%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 11                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          AGGREGATE DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
   DOCUMENTATION TYPE         LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
-------------------------   --------   ---------------   ---------   -------   ------   ---------

Alternative Documentation       180    $ 29,495,264.48      2.99%      624     82.05%     7.683%
Full Documentation            5,467     630,942,615.42     63.86       608     79.93      7.692
Stated Documentation          1,969     326,206,758.39     33.02       629     78.21      7.806
NINA                              6       1,381,500.00      0.14       675     73.19      6.439
                              -----    ---------------    ------       ---     -----      -----
TOTAL:                        7,622    $988,026,138.29    100.00%      616     79.42%     7.728%
                              =====    ===============    ======       ===     =====      =====


                            AGGREGATE OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
------------------   --------   ---------------   ---------   -------   ------   ---------

Owner Occupied         7,335    $949,577,279.46     96.11%      615     79.45%     7.717%
Non-Owner Occupied       237      29,030,477.12      2.94       639     76.61      7.971
Vacation                  50       9,418,381.71      0.95       635     84.95      8.050
                       -----    ---------------    ------       ---     -----      -----
TOTAL:                 7,622    $988,026,138.29    100.00%      616     79.42%     7.728%
                       =====    ===============    ======       ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 12                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL             WA LTV   WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO     (%)       (%)
---------------   --------   ---------------   ---------   -------   ------   ---------

1.001 - 1.500           2    $    361,922.24      0.05%      647     81.01%     7.295%
2.001 - 2.500           3         722,000.00      0.09       667     80.01      6.453
3.001 - 3.500           4         808,734.03      0.10       659     79.66      5.975
3.501 - 4.000          42      10,957,263.20      1.37       707     69.74      5.170
4.001 - 4.500         104      24,117,275.04      3.02       669     75.53      5.771
4.501 - 5.000         250      53,947,871.46      6.76       646     76.97      6.098
5.001 - 5.500         491      89,836,355.61     11.26       632     78.41      6.578
5.501 - 6.000         751     134,142,693.98     16.81       620     77.75      7.019
6.001 - 6.500         830     123,789,404.34     15.51       616     78.78      7.390
6.501 - 7.000         797     116,203,998.37     14.56       601     79.47      7.823
7.001 - 7.500         619      86,474,639.75     10.84       594     80.94      8.322
7.501 - 8.000         476      58,722,082.93      7.36       578     81.09      8.936
8.001 - 8.500         429      48,297,293.80      6.05       560     79.65      9.484
8.501 - 9.000         337      37,462,296.43      4.69       557     81.06      9.943
9.001 - 9.500          83      10,807,174.52      1.35       557     82.84     10.390
9.501 - 10.000         13         958,604.56      0.12       563     80.40     10.928
10.001 - 10.500         2         143,932.01      0.02       579     87.92     11.659
10.501 - 11.000         3         157,055.78      0.02       549     75.89     12.076
13.501 - 14.000         1         112,421.23      0.01       596     94.94      7.790
                    -----    ---------------    ------       ---     -----     ------
TOTAL:              5,237    $798,023,019.28    100.00%      609     78.95%     7.638%
                    =====    ===============    ======       ===     =====     ======


*    Adjustable-Rate Loans Only

Minimum:             1.050%
Maximum:            13.750%
Weighted Average:    6.440%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 13                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               50    $  5,980,115.86      0.75%      607       77.36%       8.690%
1.500               13       4,146,353.95      0.52       632       71.60        6.804
2.000                6         918,161.26      0.12       612       77.43        7.374
3.000            5,167     786,510,388.21     98.56       609       79.00        7.635
6.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.978%

                             AGGREGATE PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            5,210    $789,756,851.18     98.96%      609       79.01%       7.645%
1.500               26       7,798,168.10      0.98       618       72.47        6.981
2.000                1         468,000.00      0.06       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.005%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 14                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             AGGREGATE MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          3    $    848,273.16      0.11%      622       79.50%       6.720%
10.501 - 11.000         8       1,785,404.70      0.22       676       77.11        5.147
11.001 - 11.500        67      16,163,828.19      2.03       700       70.88        5.257
11.501 - 12.000       196      45,286,563.16      5.67       654       76.08        5.827
12.001 - 12.500       350      69,104,860.04      8.66       639       78.47        6.306
12.501 - 13.000       647     119,172,286.06     14.93       628       78.10        6.791
13.001 - 13.500       711     117,482,116.74     14.72       616       78.18        7.218
13.501 - 14.000       960     141,100,427.77     17.68       610       79.15        7.624
14.001 - 14.500       590      83,865,665.84     10.51       601       79.99        8.088
14.501 - 15.000       568      72,965,136.49      9.14       583       81.26        8.646
15.001 - 15.500       436      50,799,507.82      6.37       571       80.77        9.216
15.501 - 16.000       479      53,824,108.90      6.74       557       79.57        9.699
16.001 - 16.500       178      20,746,293.53      2.60       558       81.74       10.195
16.501 - 17.000        35       4,279,590.41      0.54       551       82.57       10.496
17.001 - 17.500         4         297,968.68      0.04       602       86.13       11.136
17.501 - 18.000         3         190,718.24      0.02       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.540%
Maximum:            18.240%
Weighted Average:   13.709%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 15                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.02%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.03       599       80.00        5.650
4.501 - 5.000          13       2,907,329.87      0.36       649       77.79        5.498
5.001 - 5.500          74      18,242,734.68      2.29       689       71.07        5.388
5.501 - 6.000         211      48,669,870.20      6.10       647       75.17        5.922
6.001 - 6.500         394      76,887,679.76      9.63       639       78.27        6.364
6.501 - 7.000         795     140,719,770.89     17.63       631       78.33        6.812
7.001 - 7.500         776     124,295,005.97     15.58       617       78.56        7.279
7.501 - 8.000         853     124,565,859.57     15.61       603       79.52        7.790
8.001 - 8.500         504      70,631,471.09      8.85       593       79.98        8.268
8.501 - 9.000         532      67,089,332.10      8.41       580       81.51        8.759
9.001 - 9.500         422      48,893,017.62      6.13       571       80.91        9.266
9.501 - 10.000        455      51,047,401.61      6.40       557       79.72        9.764
10.001 - 10.500       168      19,757,237.13      2.48       555       81.52       10.214
10.501 - 11.000        29       3,290,573.48      0.41       556       83.15       10.707
11.001 - 11.500         4         297,968.68      0.04       602       86.13       11.136
11.501 - 12.000         3         190,718.24      0.02       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.01       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            12.240%
Weighted Average:    7.612%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 16                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      AGGREGATE NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.01%      611       80.00%       7.650%
2007-02            1          92,776.94      0.01       651       80.00        6.600
2007-03            2         266,522.11      0.03       611       86.51        9.266
2007-04            7       1,209,286.76      0.15       620       79.57        7.546
2007-05          138      18,947,993.71      2.37       616       78.00        7.465
2007-06          451      67,967,278.05      8.52       616       78.84        7.587
2007-07        2,363     356,256,228.87     44.64       607       79.03        7.712
2007-08        2,071     314,427,898.37     39.40       605       79.37        7.666
2007-09           41       6,152,200.00      0.77       614       79.05        7.265
2008-05            2         252,719.30      0.03       619       75.77        7.524
2008-06           11       1,954,598.91      0.24       651       66.31        6.746
2008-07           61      12,149,384.78      1.52       642       76.48        7.045
2008-08           60      11,089,996.00      1.39       642       74.22        6.848
2008-09            2         896,400.00      0.11       644       84.86        7.095
2010-04            1         468,000.00      0.06       698       80.00        6.375
2010-06            3         712,800.00      0.09       672       80.00        6.513
2010-07           14       3,648,290.46      0.46       697       70.65        6.202
2010-08            8       1,423,200.00      0.18       709       72.96        6.419
               -----    ---------------    ------       ---       -----        -----
TOTAL:         5,237    $798,023,019.28    100.00%      609       78.95%       7.638%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 17                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                 GROUP I SUMMARY

Total Number of Loans                                                     3,409
Total Outstanding Loan Balance                                  $493,605,548.69
Average Outstanding Loan Balance                                $    144,794.82
Fixed Rate Loans                                                          19.05%
Adjustable-Rate Loans                                                     80.95%
Prepayment Penalty Coverage                                               70.08%
WA Coupon                                                                 7.718%
WA Margin*                                                                6.382%
WA Minimum Rate*                                                          7.543%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           80.62%
WA FICO                                                                     621
WA DTI                                                                    40.42%
First Lien Position                                                       93.44%
Second Lien Position                                                       6.56%
% of Silent Seconds                                                       33.51%

PRODUCT TYPE
2/28 ARM                                                                  56.17%
2/28 Interest Only ARM                                                    21.68%
3/27 ARM                                                                   1.00%
3/27 Interest Only ARM                                                     1.36%
5/25 ARM                                                                   0.28%
5/25 Interest Only ARM                                                     0.46%
Balloon                                                                    1.09%
Fixed                                                                     17.75%
Fixed Interest Only                                                        0.20%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                29.92%
1.0                                                                        9.50%
2.0                                                                       48.97%
2.5                                                                        0.04%
3.0 and greater                                                           11.57%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
FL                                                                        13.71%
CA                                                                        12.65%
TX                                                                         6.68%
NY                                                                         5.86%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
20744 (Fort Washington, MD)                                                0.44%

OCCUPANCY STATUS
Owner Occupied                                                            96.71%
Non-Owner Occupied                                                         2.37%
Vacation                                                                   0.92%

LOAN PURPOSE
Cash Out Refinance                                                        46.41%
Purchase                                                                  52.70%
Rate/Term Refinance                                                        0.88%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 18                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              715    $ 22,783,935.50      4.62%      615       94.06%      10.442%
50,000.01 - 100,000.00        913      67,621,756.05     13.70       606       82.67        8.707
100,000.01 - 150,000.00       559      69,068,847.27     13.99       608       80.08        7.961
150,000.01 - 200,000.00       472      82,072,610.30     16.63       619       79.97        7.570
200,000.01 - 250,000.00       258      57,607,808.31     11.67       620       79.64        7.482
250,000.01 - 300,000.00       127      34,809,199.47      7.05       629       80.27        7.279
300,000.01 - 350,000.00        75      24,285,047.93      4.92       632       78.83        7.186
350,000.01 - 400,000.00       103      38,914,785.20      7.88       628       79.11        7.119
400,000.01 - 450,000.00        73      30,995,345.65      6.28       647       80.73        6.967
450,000.01 - 500,000.00        50      23,903,472.76      4.84       635       78.45        6.913
500,000.01 - 550,000.00        20      10,487,381.24      2.12       618       76.18        7.083
550,000.01 - 600,000.00        16       9,283,277.10      1.88       619       82.31        7.257
600,000.01 - 650,000.00        12       7,556,518.62      1.53       651       80.98        7.241
650,000.01 >=                  16      14,215,563.29      2.88       636       73.03        6.931
                            -----    ---------------    ------       ---       -----        -----
TOTAL:                      3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                            =====    ===============    ======       ===       =====        =====


Minimum:            $   13,000.00
Maximum:            $1,300,000.00
Weighted Average:   $  144,794.82

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 19                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I MORTGAGE RATES



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           2    $    813,000.00      0.16%      662       78.22%       4.996%
5.001 - 5.500          25       8,136,958.29      1.65       710       73.77        5.244
5.501 - 6.000         148      40,210,764.34      8.15       670       75.91        5.843
6.001 - 6.500         219      52,440,409.49     10.62       651       78.54        6.316
6.501 - 7.000         390      82,453,555.76     16.70       637       78.70        6.795
7.001 - 7.500         383      73,027,807.58     14.79       620       78.86        7.273
7.501 - 8.000         412      68,776,822.70     13.93       613       79.67        7.774
8.001 - 8.500         258      39,113,311.73      7.92       601       81.18        8.264
8.501 - 9.000         259      34,262,634.96      6.94       584       81.98        8.750
9.001 - 9.500         196      24,548,440.35      4.97       579       82.31        9.258
9.501 - 10.000        322      30,990,205.06      6.28       577       83.28        9.802
10.001 - 10.500       340      21,831,417.91      4.42       604       91.84       10.351
10.501 - 11.000       270      10,020,472.62      2.03       604       95.91       10.821
11.001 - 11.500        90       3,239,940.46      0.66       624       97.82       11.311
11.501 - 12.000        34       1,446,608.24      0.29       610       95.97       11.832
12.001 - 12.500        61       2,293,199.20      0.46       648       97.89       12.483
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


Minimum              4.990%
Maximum:            12.500%
Weighted Average:    7.718%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 20                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240            115       6,346,130.82      1.29       644       91.86       10.042
241 - 300              1         359,562.24      0.07       726       90.00        7.095
301 - 360          3,105     475,807,861.67     96.39       620       80.38        7.655
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====       ======


*    All of the above terms include the in terest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP I REMAINING TERMS*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               188    $ 11,091,993.96      2.25%      653       84.16%       9.112%
181 - 240             115       6,346,130.82      1.29       644       91.86       10.042
241 - 300               1         359,562.24      0.07       726       90.00        7.095
301 - 360           3,105     475,807,861.67     96.39       620       80.38        7.655
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                    =====    ===============    ======       ===       =====       ======


*    All of the above terms include the interest only period

Minimum:            118
Maximum:            360
Weighted Average:   354

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 21                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP I ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          5    $    221,348.95      0.04%      638       16.67%       8.129%
20.01 - 30.00         10         803,553.51      0.16       577       25.56        7.980
30.01 - 40.00         13       1,595,849.85      0.32       582       38.32        7.450
40.01 - 50.00         35       6,785,444.48      1.37       608       45.98        7.264
50.01 - 60.00         76      11,971,629.78      2.43       610       56.44        7.398
60.01 - 70.00        211      40,635,743.70      8.23       590       66.24        7.655
70.01 - 80.00      1,556     277,357,102.70     56.19       628       79.14        7.193
80.01 - 90.00        538      95,001,604.18     19.25       609       87.24        8.130
90.01 - 100.00       965      59,233,271.54     12.00       634       97.74        9.680
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             13.84%
Maximum:            100.00%
Weighted Average:    80.62%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 22                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP I FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           153    $ 21,278,250.37      4.31%      511       71.13%       8.899%
521 - 540           178      24,708,648.34      5.01       531       75.87        8.674
541 - 560           215      34,219,077.60      6.93       551       78.28        8.568
561 - 580           290      37,813,108.11      7.66       571       80.78        8.281
581 - 600           643      75,343,910.07     15.26       591       82.09        7.934
601 - 620           450      59,413,572.40     12.04       610       80.83        7.728
621 - 640           412      61,445,765.41     12.45       630       81.34        7.359
641 - 660           399      61,211,887.51     12.40       650       82.62        7.408
661 - 680           250      38,809,867.85      7.86       670       83.38        7.545
681 - 700           171      31,138,374.27      6.31       689       80.65        6.956
701 - 720           115      19,646,338.24      3.98       711       81.52        7.016
721 - 740            49      10,995,546.80      2.23       731       81.99        6.739
741 - 760            40       8,566,625.02      1.74       750       78.29        6.591
761 - 780            25       4,959,385.46      1.00       770       79.89        6.864
781 >=               19       4,055,191.24      0.82       790       76.85        6.282
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            806
Weighted Average:   621

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 23                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I LOAN PURPOSE



                                                   % OF CUT-
                                                    OFF DATE
                      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------   --------   ---------------   ---------   -------   ----------   ---------

Purchase                2,081    $260,136,171.06     52.70%      633       83.11%       7.634%
Cash Out Refinance      1,244     229,101,235.82     46.41       607       77.56        7.778
Rate/Term Refinance        84       4,368,141.81      0.88       654       92.37        9.641
                        -----    ---------------    ------       ---       -----        -----
TOTAL:                  3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                        =====    ===============    ======       ===       =====        =====


                              GROUP I PROPERTY TYPE



                                             % OF CUT-
                                              OFF DATE
                MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
PROPERTY TYPE     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

2-4 Family          153    $ 27,663,145.15      5.60%      629       79.26%       7.749%
Condo               171      23,927,750.47      4.85       641       80.45        7.878
Modular Home          3         409,311.74      0.08       591       71.26        8.677
PUD                 441      80,381,375.76     16.28       631       81.36        7.417
Single Family     2,614     357,841,841.96     72.50       617       80.56        7.775
Townhouse            27       3,382,123.61      0.69       614       82.80        7.354
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                  =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 24                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP I STATES - TOP 30



                                            % OF CUT-
                                             OFF DATE
               MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
JURISDICTION     LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

FL                 434    $ 67,684,929.11     13.71%      618       80.53%       7.864%
CA                 213      62,432,997.00     12.65       648       79.10        6.990
TX                 311      32,981,304.83      6.68       611       83.07        7.801
NY                 115      28,915,144.08      5.86       616       78.23        7.476
MA                 109      24,291,351.85      4.92       632       77.52        7.650
AZ                 130      22,277,909.94      4.51       643       80.55        7.183
NV                 112      21,884,308.02      4.43       641       80.44        7.469
IL                 159      21,286,875.88      4.31       627       83.98        7.679
OH                 251      20,218,775.74      4.10       595       84.24        8.467
MD                  67      16,615,809.54      3.37       605       80.25        7.606
MI                 165      16,342,667.14      3.31       611       80.74        8.201
CO                 111      16,174,066.67      3.28       638       83.44        7.024
VA                  76      14,783,366.23      2.99       611       78.17        7.759
GA                 108      11,022,256.41      2.23       616       83.74        8.102
NJ                  44      10,256,896.91      2.08       607       75.04        8.151
RI                  58       9,771,027.57      1.98       623       78.59        7.852
CT                  60       8,524,633.98      1.73       614       79.15        8.305
NC                  91       8,137,335.60      1.65       586       81.58        8.196
WA                  48       7,009,756.92      1.42       629       83.17        7.108
NH                  48       6,337,730.79      1.28       619       74.59        8.056
ME                  50       6,299,935.40      1.28       622       76.30        7.798
PA                  52       5,780,365.87      1.17       603       83.24        8.155
IN                  74       5,604,328.77      1.14       590       82.45        7.947
MN                  34       5,557,523.70      1.13       615       77.59        8.055
WI                  44       5,160,244.15      1.05       614       79.05        8.494
LA                  62       5,122,483.98      1.04       603       81.24        7.785
SC                  42       3,965,454.70      0.80       606       85.99        8.722
MO                  52       3,719,096.87      0.75       574       83.80        8.509
TN                  38       3,446,971.90      0.70       619       85.95        8.455
AL                  43       3,334,287.33      0.68       605       84.47        8.500
Other              208      18,665,711.81      3.78       609       83.10        8.252
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                 =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 25                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP I DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        97    $ 17,781,392.18      3.60%      621       82.69%       7.663%
Full Documentation            2,313     290,515,162.60     58.86       609       81.20        7.691
Stated Documentation            998     184,866,493.91     37.45       639       79.52        7.768
NINA                              1         442,500.00      0.09       632       75.00        7.149
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                              =====    ===============    ======       ===       =====        =====


                             GROUP I OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         3,304    $477,364,477.66     96.71%      620       80.63%       7.707%
Non-Owner Occupied        86      11,715,039.50      2.37       643       78.44        8.094
Vacation                  19       4,526,031.53      0.92       650       84.65        7.979
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 3,409    $493,605,548.69    100.00%      621       80.62%       7.718%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 26                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I GROSS MARGIN*



                                               % OF CUT-
   RANGE OF                                    OFF DATE
 GROSS MARGIN    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1.001 - 1.500          2    $    361,922.24      0.09%      647       81.01%       7.295%
2.001 - 2.500          1         209,000.00      0.05       709       95.00        6.770
3.001 - 3.500          1         183,718.84      0.05       588       80.00        7.370
3.501 - 4.000         16       5,326,687.11      1.33       703       73.71        5.151
4.001 - 4.500         37      11,412,134.23      2.86       674       79.14        5.827
4.501 - 5.000        121      29,987,938.30      7.50       651       79.04        6.095
5.001 - 5.500        220      47,047,109.11     11.77       635       79.11        6.576
5.501 - 6.000        318      71,249,818.65     17.83       627       78.20        6.991
6.001 - 6.500        343      62,497,859.71     15.64       622       79.43        7.372
6.501 - 7.000        335      57,117,930.50     14.29       607       80.45        7.794
7.001 - 7.500        256      43,612,978.41     10.91       601       81.74        8.297
7.501 - 8.000        187      26,562,842.61      6.65       580       82.80        8.953
8.001 - 8.500        180      21,712,949.44      5.43       564       79.07        9.465
8.501 - 9.000        146      16,890,874.97      4.23       557       81.65        9.945
9.001 - 9.500         39       5,242,162.08      1.31       557       82.77       10.372
9.501 - 10.000         3         177,707.43      0.04       564       84.03       10.813
                   -----    ---------------    ------       ---       -----       ------
TOTAL:             2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                   =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:            1.050%
Maximum:            9.900%
Weighted Average:   6.382%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 27                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               21    $  2,957,961.01      0.74%      627       79.19%       8.627%
1.500                9       3,319,392.85      0.83       633       71.08        6.880
2.000                4         656,043.22      0.16       623       80.10        7.510
3.000            2,170     392,192,236.55     98.15       615       79.89        7.570
6.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            6.000%
Weighted Average:   2.975%

                              GROUP I PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            2,187    $393,158,517.53     98.39%      615       79.92%       7.580%
1.500               17       5,967,116.10      1.49       617       72.41        7.004
2.000                1         468,000.00      0.12       698       80.00        6.375
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            2.000%
Weighted Average:   1.009%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 28                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP I MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          2    $    587,920.00      0.15%      632       80.00%       6.600%
10.501 - 11.000         3         955,400.00      0.24       663       78.49        5.434
11.001 - 11.500        24       7,553,862.36      1.89       703       74.92        5.257
11.501 - 12.000        89      24,383,515.06      6.10       659       78.10        5.846
12.001 - 12.500       159      37,170,890.35      9.30       643       79.94        6.315
12.501 - 13.000       280      62,291,553.47     15.59       632       79.05        6.784
13.001 - 13.500       312      63,264,183.55     15.83       619       78.87        7.211
13.501 - 14.000       379      68,417,518.05     17.12       618       79.87        7.616
14.001 - 14.500       261      42,989,365.45     10.76       608       81.17        8.066
14.501 - 15.000       219      32,377,609.44      8.10       585       81.37        8.639
15.001 - 15.500       172      22,815,660.03      5.71       576       81.59        9.219
15.501 - 16.000       213      25,835,759.03      6.47       559       79.72        9.673
16.001 - 16.500        80       9,550,526.61      2.39       559       82.62       10.208
16.501 - 17.000        11       1,263,545.23      0.32       535       81.08       10.588
17.001 - 17.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only

Minimum:             9.540%
Maximum:            17.170%
Weighted Average:   13.643%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 29                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                          GROUP I MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

3.001 - 3.500           1    $    183,718.84      0.05%      588       80.00%       7.370%
4.001 - 4.500           1         243,060.00      0.06       599       80.00        5.650
4.501 - 5.000           5       1,712,353.62      0.43       643       79.16        5.571
5.001 - 5.500          28       9,024,476.23      2.26       689       74.95        5.451
5.501 - 6.000          96      26,626,094.13      6.66       648       76.08        5.960
6.001 - 6.500         177      41,139,441.84     10.30       644       79.79        6.361
6.501 - 7.000         340      72,994,006.57     18.27       636       79.05        6.802
7.001 - 7.500         336      65,093,976.79     16.29       620       79.40        7.274
7.501 - 8.000         340      60,037,882.21     15.02       611       80.41        7.779
8.001 - 8.500         221      35,739,842.37      8.94       601       81.38        8.262
8.501 - 9.000         209      30,544,719.57      7.64       581       81.80        8.752
9.001 - 9.500         171      22,459,550.24      5.62       576       81.90        9.271
9.501 - 10.000       196      23,705,185.69      5.93       558       79.86        9.760
10.001 - 10.500        73       8,826,024.49      2.21       555       82.27       10.232
10.501 - 11.000        10       1,126,976.04      0.28       539       81.85       10.702
11.001 - 11.500         1         136,325.00      0.03       639       95.00       11.170
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             3.491%
Maximum:            11.170%
Weighted Average:    7.543%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 30                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP I NEXT RATE ADJUSTMENT DATE*



                                          % OF CUT-
 NEXT RATE                                 OFF DATE
ADJUSTMENT   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   DATE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
----------   --------   ---------------   ---------   -------   ----------   ---------

2007-01            1    $    107,445.02      0.03%      611       80.00%       7.650%
2007-02            1          92,776.94      0.02       651       80.00        6.600
2007-03            1          49,972.11      0.01       553       71.43        8.900
2007-04            2         506,527.58      0.13       628       82.90        8.350
2007-05           64      10,126,024.17      2.53       623       78.81        7.579
2007-06          192      33,704,839.06      8.43       628       79.52        7.516
2007-07          994     176,529,744.65     44.18       613       79.78        7.637
2007-08          871     160,523,285.00     40.17       611       80.40        7.578
2007-09           15       2,614,300.00      0.65       623       78.50        6.966
2008-06            2         718,172.54      0.18       690       55.73        6.295
2008-07           26       5,088,136.70      1.27       634       78.92        7.377
2008-08           22       5,396,296.00      1.35       644       76.80        6.716
2008-09            1         460,000.00      0.12       663       80.00        7.280
2010-04            1         468,000.00      0.12       698       80.00        6.375
2010-06            3         712,800.00      0.18       672       80.00        6.513
2010-07            6       2,173,813.86      0.54       695       68.18        6.426
2010-08            3         321,500.00      0.08       643       69.48        8.576
               -----    ---------------    ------       ---       -----        -----
TOTAL:         2,205    $399,593,633.63    100.00%      615       79.81%       7.570%
               =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 31                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS

Collateral characteristics are listed below as of the Cut-off Date

                                GROUP II SUMMARY

Total Number of Loans                                                     4,213
Total Outstanding Loan Balance                                  $494,420,589.60
Average Outstanding Loan Balance                                $    117,355.94
Fixed Rate Loans                                                          19.41%
Adjustable-Rate Loans                                                     80.59%
Prepayment Penalty Coverage                                               69.57%
WA Coupon                                                                 7.737%
WA Margin*                                                                6.498%
WA Minimum Rate*                                                          7.682%
WA Original Term (mo.)                                                      354
WA Remaining Term (mo.)                                                     354
WA Original LTV                                                           78.22%
WA FICO                                                                     610
WA DTI                                                                    40.55%
First Lien Position                                                       96.61%
Second Lien Position                                                       3.39%
% of Silent Seconds                                                       21.93%

PRODUCT TYPE
2/28 ARM                                                                  62.48%
2/28 Interest Only ARM                                                    14.61%
3/27 ARM                                                                   2.00%
3/27 Interest Only ARM                                                     0.97%
5/25 ARM                                                                   0.52%
Balloon                                                                    0.54%
Fixed                                                                     18.02%
Fixed Interest Only                                                        0.85%

PREPAYMENT PENALTY (YEARS)
No Penalty                                                                30.43%
1.0                                                                        8.69%
2.0                                                                       48.13%
2.5                                                                        0.07%
3.0                                                                       12.67%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5.00% of the Cut-off Date
aggregate principal balance)
CA                                                                        12.22%
FL                                                                         8.47%
OH                                                                         5.54%
AZ                                                                         5.52%

LARGEST ZIP CODE CONCENTRATION
Zip Code (City)
89123 (Las Vegas, NV)                                                      0.28%

OCCUPANCY STATUS
Owner Occupied                                                            95.51%
Non-Owner Occupied                                                         3.50%
Vacation                                                                   0.99%

LOAN PURPOSE
Cash Out Refinance                                                        73.56%
Purchase                                                                  25.25%
Rate/Term Refinance                                                        1.18%

*    Adjustable-Rate Loans Only

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 32                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                      GROUP II SCHEDULED PRINCIPAL BALANCES



                                                       % OF CUT-
                                                        OFF DATE
   RANGE OF PRINCIPAL     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      BALANCES ($)          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-----------------------   --------   ---------------   ---------   -------   ----------   ---------

0.01 - 50,000.00              743    $ 23,225,590.56      4.70%      605       89.67%      10.188%
50,000.01 - 100,000.00      1,427     107,941,429.61     21.83       600       79.41        8.176
100,000.01 - 150,000.00       969     119,949,967.52     24.26       610       78.13        7.715
150,000.01 - 200,000.00       451      78,735,134.55     15.92       611       75.00        7.467
200,000.01 - 250,000.00       299      66,678,685.91     13.49       616       76.51        7.325
250,000.01 - 300,000.00       174      47,093,629.25      9.53       614       76.83        7.288
300,000.01 - 350,000.00       117      37,996,389.15      7.69       621       79.97        7.150
350,000.01 - 400,000.00        22       7,908,607.15      1.60       608       74.58        7.132
400,000.01 - 450,000.00         9       3,865,036.39      0.78       634       77.97        6.688
450,000.01 - 500,000.00         1         463,619.51      0.09       668       87.55        6.998
550,000.01 - 600,000.00         1         562,500.00      0.11       717       90.00        6.990
                            -----    ---------------    ------       ---       -----       ------
TOTAL:                      4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                            =====    ===============    ======       ===       =====       ======


Minimum:            $ 12,495.02
Maximum:            $562,500.00
Weighted Average:   $117,355.94

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 33                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE RATES



                                                % OF CUT-
    RANGE OF                                     OFF DATE
 MORTGAGE RATES   MORTGAGE      PRINCIPAL       PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)       BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ----------------   ---------   -------   ----------   ---------

4.501 - 5.000           5    $    830,004.70       0.17%      691       75.53%       4.816%
5.001 - 5.500          49       9,866,605.56       2.00       701       68.71        5.243
5.501 - 6.000         201      39,670,726.45       8.02       674       71.72        5.815
6.001 - 6.500         255      42,676,528.16       8.63       638       75.47        6.299
6.501 - 7.000         534      80,255,438.68      16.23       629       77.06        6.806
7.001 - 7.500         516      68,904,868.06      13.94       615       77.53        7.270
7.501 - 8.000         594      75,061,138.78      15.18       598       78.18        7.778
8.001 - 8.500         351      41,699,453.09       8.43       587       78.49        8.267
8.501 - 9.000         390      42,451,015.26       8.59       579       80.39        8.757
9.001 - 9.500         293      29,792,137.60       6.03       567       80.09        9.261
9.501 - 10.000        337      32,331,849.95       6.54       563       81.06        9.783
10.001 - 10.500       254      16,855,186.65       3.41       580       86.62       10.274
10.501 - 11.000       247       8,179,804.90       1.65       597       93.68       10.773
11.001 - 11.500        89       2,388,132.42       0.48       594       92.87       11.219
11.501 - 12.000        31       1,189,853.27       0.24       602       92.28       11.781
12.001 - 12.500        67       2,267,846.07       0.46       623       96.83       12.440
                    -----    ---------------     ------       ---       -----       ------
TOTAL:              4,213    $494,420,589.60     100.00%      610       78.22%       7.737%
                    =====    ===============     ======       ===       =====       ======


Minimum              4.562%
Maximum:            12.500%
Weighted Average:    7.737%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 34                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II ORIGINAL TERMS*



                                              % OF CUT-
   RANGE OF                                    OFF DATE
ORIGINAL TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180              165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240            139       7,794,076.99      1.58       648       79.30        8.823
241 - 300              5         556,052.68      0.11       600       80.71        7.473
301 - 360          3,904     476,377,154.17     96.35       609       78.24        7.708
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            120
Maximum:            360
Weighted Average:   354

                            GROUP II REMAINING TERMS*



                                               % OF CUT-
   RANGE OF                                     OFF DATE
REMAINING TERMS   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
   (MONTHS)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

1 - 180               165    $  9,693,305.76      1.96%      629       75.97%       8.291%
181 - 240             139       7,794,076.99      1.58       648       79.30        8.823
241 - 300               5         556,052.68      0.11       600       80.71        7.473
301 - 360           3,904     476,377,154.17     96.35       609       78.24        7.708
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                    =====    ===============    ======       ===       =====        =====


*    All of the above terms include the interest only period

Minimum:            119
Maximum:            360
Weighted Average:   354

-------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 35                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                     GROUP II ORIGINAL LOAN-TO-VALUE RATIO*



                                              % OF CUT-
RANGE OF LOAN-                                 OFF DATE
   TO-VALUE      MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  RATIOS (%)       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
--------------   --------   ---------------   ---------   -------   ----------   ---------

10.01 - 20.00          8    $    377,149.18      0.08%      548       15.66%       8.856%
20.01 - 30.00         21       1,955,624.53      0.40       599       26.87        7.710
30.01 - 40.00         50       5,805,591.07      1.17       618       36.02        7.268
40.01 - 50.00         99      12,684,156.64      2.57       607       45.71        7.499
50.01 - 60.00        153      21,830,595.66      4.42       609       56.06        7.251
60.01 - 70.00        405      63,070,947.82     12.76       593       66.51        7.415
70.01 - 80.00      1,835     230,764,793.29     46.67       613       78.73        7.357
80.01 - 90.00        820     110,837,810.34     22.42       604       87.21        8.180
90.01 - 100.00       822      47,093,921.07      9.53       631       97.06        9.325
                   -----    ---------------    ------       ---       -----        -----
TOTAL:             4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                   =====    ===============    ======       ===       =====        =====


*    With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Minimum:             10.70%
Maximum:            100.00%
Weighted Average:    78.22%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 36                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                               GROUP II FICO SCORE



                                             % OF CUT-
                                              OFF DATE
RANGE OF FICO   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    SCORE         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------   --------   ---------------   ---------   -------   ----------   ---------

500 - 520           241    $ 29,852,873.94      6.04%      510       70.23%       8.795%
521 - 540           273      33,416,691.67      6.76       530       73.33        8.602
541 - 560           336      41,478,289.09      8.39       551       75.96        8.477
561 - 580           364      42,598,872.99      8.62       571       78.25        8.380
581 - 600           813      81,663,858.98     16.52       591       80.21        7.946
601 - 620           670      70,626,664.94     14.28       610       80.60        7.710
621 - 640           466      55,887,119.05     11.30       631       79.69        7.404
641 - 660           417      49,672,224.47     10.05       650       80.90        7.299
661 - 680           233      30,864,047.10      6.24       669       79.61        7.009
681 - 700           147      21,079,939.92      4.26       689       76.87        6.817
701 - 720            94      14,007,496.52      2.83       709       80.20        6.548
721 - 740            61       9,367,478.05      1.89       730       72.85        6.183
741 - 760            46       6,142,488.69      1.24       750       77.95        6.442
761 - 780            27       4,741,428.09      0.96       769       79.75        6.165
781 >=               25       3,021,116.10      0.61       789       61.47        6.086
                  -----    ---------------    ------       ---       -----        -----
TOTAL:            4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                  =====    ===============    ======       ===       =====        =====


Minimum:            500
Maximum:            811
Weighted Average:   610

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 37                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                              GROUP II LOAN PURPOSE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
    LOAN PURPOSE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

Purchase                1,659    $124,861,766.98       25.25%       612     83.49%     7.954%
Cash Out Refinance      2,436     363,700,579.84       73.56        609     76.18      7.635
Rate/Term Refinance       118       5,858,242.78        1.18        631     92.01      9.466
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  4,213    $494,420,589.60      100.00%       610     78.22%     7.737%
                        =====    ===============      ======        ===     =====      =====


                             GROUP II PROPERTY TYPE



                                                   % OF CUT-OFF
                                                       DATE
                      MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
   PROPERTY TYPE        LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
-------------------   --------   ---------------   ------------   -------   ------   ---------

2-4 Family                161    $ 28,229,655.13        5.71%       627     73.61%     7.383%
Condo                     155      17,082,038.80        3.45        626     79.85      7.900
Modular Home                6         798,615.68        0.16        619     79.07      8.400
PUD                       334      48,110,205.32        9.73        606     80.12      7.660
Single Family           3,536     397,923,983.36       80.48        609     78.22      7.760
Townhouse                  21       2,276,091.31        0.46        594     81.31      8.244
                        -----    ---------------      ------        ---     -----      -----
TOTAL:                  4,213    $494,420,589.60      100.00%       610     78.22%     7.737%
                        =====    ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 38                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                            GROUP II STATES - TOP 30



                                            % OF CUT-OFF
                                                DATE
               MORTGAGE      PRINCIPAL        PRINCIPAL              WA LTV   WA COUPON
JURISDICTION     LOANS      BALANCE ($)        BALANCE     WA FICO     (%)       (%)
------------   --------   ---------------   ------------   -------   ------   ---------

CA                292     $ 60,436,969.39       12.22%       610     69.57%     7.091%
FL                324       41,882,308.41        8.47        601     78.64      7.938
OH                354       27,389,496.35        5.54        598     83.06      8.310
AZ                191       27,314,173.48        5.52        625     80.59      7.403
IL                197       24,142,421.64        4.88        610     80.25      7.588
MI                275       23,957,760.92        4.85        617     82.09      8.175
NY                131       23,416,924.13        4.74        614     74.47      7.367
MA                118       21,180,216.51        4.28        625     71.71      7.432
TX                253       20,245,256.08        4.09        603     81.77      7.822
NV                 97       17,834,162.79        3.61        630     78.50      7.364
NJ                 84       15,705,119.10        3.18        599     74.06      8.229
VA                107       14,395,422.74        2.91        607     76.76      7.723
NC                171       14,047,505.14        2.84        599     82.52      8.159
MD                 78       12,842,808.87        2.60        596     77.08      7.575
GA                133       11,470,029.35        2.32        605     82.20      7.965
CO                104       11,149,481.10        2.26        624     82.33      7.190
NH                 67       10,318,869.65        2.09        644     76.57      7.261
CT                 69        9,622,352.37        1.95        610     76.61      7.947
RI                 49        8,712,291.90        1.76        618     71.91      7.119
MO                112        8,555,508.81        1.73        597     83.81      8.323
ME                 78        8,294,505.90        1.68        624     76.17      7.890
WA                 57        7,865,521.81        1.59        633     81.26      7.074
MN                 54        7,824,673.31        1.58        609     80.58      7.932
LA                104        7,582,204.20        1.53        602     82.40      7.805
IN                105        6,923,035.00        1.40        590     85.15      8.268
TN                 86        6,842,508.44        1.38        605     83.74      8.333
PA                 62        6,089,306.59        1.23        597     79.67      8.163
WI                 58        6,077,071.75        1.23        597     80.45      8.833
SC                 62        4,494,330.10        0.91        585     82.97      8.779
AL                 56        4,294,341.61        0.87        616     85.03      8.148
Other             285       23,514,012.16        4.76        605     81.89      8.206
                -----     ---------------      ------        ---     -----      -----
TOTAL:          4,213     $494,420,589.60      100.00%       610     78.22%     7.737%
                =====     ===============      ======        ===     =====      =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 39                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                           GROUP II DOCUMENTATION TYPE



                                                         % OF CUT-
                                                          OFF DATE
                            MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
    DOCUMENTATION TYPE        LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
-------------------------   --------   ---------------   ---------   -------   ----------   ---------

Alternative Documentation        83    $ 11,713,872.30      2.37%      628       81.08%       7.715%
Full Documentation            3,154     340,427,452.82     68.85       607       78.84        7.693
Stated Documentation            971     141,340,264.48     28.59       615       76.51        7.854
NINA                              5         939,000.00      0.19       696       72.34        6.104
                              -----    ---------------    ------       ---       -----        -----
TOTAL:                        4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                              =====    ===============    ======       ===       =====        =====


                             GROUP II OCCUPANCY TYPE



                                                  % OF CUT-
                                                   OFF DATE
                     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
  OCCUPANCY TYPE       LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------------   --------   ---------------   ---------   -------   ----------   ---------

Owner Occupied         4,031    $472,212,801.80     95.51%      609       78.25%       7.727%
Non-Owner Occupied       151      17,315,437.62      3.50       636       75.36        7.889
Vacation                  31       4,892,350.18      0.99       621       85.22        8.116
                       -----    ---------------    ------       ---       -----        -----
TOTAL:                 4,213    $494,420,589.60    100.00%      610       78.22%       7.737%
                       =====    ===============    ======       ===       =====        =====


--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 40                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II GROSS MARGIN*



                                              % OF CUT-
    RANGE OF                                   OFF DATE
  GROSS MARGIN    MORTGAGE      PRINCIPAL     PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)     BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   --------------   ---------   -------   ----------   ---------

2.001 - 2.500           2    $   513,000.00      0.13%      649       73.90%       6.324%
3.001 - 3.500           3        625,015.19      0.16       680       79.56        5.565
3.501 - 4.000          26      5,630,576.09      1.41       711       65.98        5.188
4.001 - 4.500          67     12,705,140.81      3.19       665       72.29        5.721
4.501 - 5.000         129     23,959,933.16      6.01       641       74.37        6.101
5.001 - 5.500         271     42,789,246.50     10.74       628       77.63        6.579
5.501 - 6.000         433     62,892,875.33     15.79       613       77.24        7.051
6.001 - 6.500         487     61,291,544.63     15.38       610       78.12        7.408
6.501 - 7.000         462     59,086,067.87     14.83       595       78.53        7.850
7.001 - 7.500         363     42,861,661.34     10.76       588       80.13        8.347
7.501 - 8.000         289     32,159,240.32      8.07       577       79.68        8.922
8.001 - 8.500         249     26,584,344.36      6.67       557       80.13        9.500
8.501 - 9.000         191     20,571,421.46      5.16       557       80.58        9.942
9.001 - 9.500          44      5,565,012.44      1.40       558       82.90       10.407
9.501 - 10.000         10        780,897.13      0.20       563       79.58       10.955
10.001 - 10.500         2        143,932.01      0.04       579       87.92       11.659
10.501 - 11.000         3        157,055.78      0.04       549       75.89       12.076
13.501 - 14.000         1        112,421.23      0.03       596       94.94        7.790
                    -----    --------------    ------       ---       -----       ------
TOTAL:              3,032    $  398,429,385    100.00%      603       78.08%       7.706%
                    =====    ==============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             2.250%
Maximum:            13.750%
Weighted Average:    6.498%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 41                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II INITIAL PERIODIC CAP*



                                            % OF CUT-
   INITIAL                                   OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000               29    $  3,022,154.85      0.76%      587       75.57%       8.751%
1.500                4         826,961.10      0.21       628       73.68        6.499
2.000                2         262,118.04      0.07       586       70.76        7.031
3.000            2,997     394,318,151.66     98.97       603       78.12        7.701
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:           1.000%
Maximum:           3.000%
Weighted Average:  2.981%

                             GROUP II PERIODIC CAP*



                                            % OF CUT-
                                             OFF DATE
PERIODIC CAP   MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
     (%)         LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
------------   --------   ---------------   ---------   -------   ----------   ---------

1.000            3,023    $396,598,333.65     99.54%      603       78.11%       7.710%
1.500                9       1,831,052.00      0.46       620       72.69        6.907
                 -----    ---------------    ------       ---       -----        -----
TOTAL:           3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                 =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

Minimum:            1.000%
Maximum:            1.500%
Weighted Average:   1.002%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 42                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                             GROUP II MAXIMUM RATE*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MAXIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

9.501 - 10.000          1    $    260,353.16      0.07%      600       78.38%       6.990%
10.501 - 11.000         5         830,004.70      0.21       691       75.53        4.816
11.001 - 11.500        43       8,609,965.83      2.16       697       67.34        5.258
11.501 - 12.000       107      20,903,048.10      5.25       648       73.71        5.806
12.001 - 12.500       191      31,933,969.69      8.01       634       76.76        6.294
12.501 - 13.000       367      56,880,732.59     14.28       623       77.06        6.799
13.001 - 13.500       399      54,217,933.19     13.61       613       77.38        7.227
13.501 - 14.000       581      72,682,909.72     18.24       602       78.48        7.632
14.001 - 14.500       329      40,876,300.39     10.26       593       78.75        8.111
14.501 - 15.000       349      40,587,527.05     10.19       580       81.17        8.651
15.001 - 15.500       264      27,983,847.79      7.02       566       80.10        9.214
15.501 - 16.000       266      27,988,349.87      7.02       556       79.43        9.723
16.001 - 16.500        98      11,195,766.92      2.81       556       80.98       10.184
16.501 - 17.000        24       3,016,045.18      0.76       558       83.19       10.458
17.001 - 17.500         3         161,643.68      0.04       571       78.65       11.108
17.501 - 18.000         3         190,718.24      0.05       560       81.07       11.712
18.001 - 18.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             9.990%
Maximum:            18.240%
Weighted Average:   13.774%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 43                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                         GROUP II MINIMUM RATE (FLOOR)*



                                               % OF CUT-
    RANGE OF                                    OFF DATE
 MINIMUM RATES    MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      (%)           LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

4.501 - 5.000           8    $  1,194,976.25      0.30%      657       75.82%       5.393%
5.001 - 5.500          46       9,218,258.45      2.31       689       67.26        5.327
5.501 - 6.000         115      22,043,776.07      5.53       647       74.06        5.877
6.001 - 6.500         217      35,748,237.92      8.97       632       76.51        6.367
6.501 - 7.000         455      67,725,764.32     17.00       625       77.56        6.824
7.001 - 7.500         440      59,201,029.18     14.86       612       77.63        7.283
7.501 - 8.000         513      64,527,977.36     16.20       595       78.70        7.800
8.001 - 8.500         283      34,891,628.72      8.76       584       78.54        8.275
8.501 - 9.000         323      36,544,612.53      9.17       579       81.27        8.765
9.001 - 9.500         251      26,433,467.38      6.63       566       80.07        9.262
9.501 - 10.000        259      27,342,215.92      6.86       555       79.59        9.768
10.001 - 10.500        95      10,931,212.64      2.74       556       80.91       10.198
10.501 - 11.000        19       2,163,597.44      0.54       564       83.83       10.710
11.001 - 11.500         3         161,643.68      0.04       571       78.65       11.108
11.501 - 12.000         3         190,718.24      0.05       560       81.07       11.712
12.001 - 12.500         2         110,269.55      0.03       569       82.64       12.161
                    -----    ---------------    ------       ---       -----       ------
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====       ======


*    Adjustable-Rate Loans Only.

Minimum:             4.562%
Maximum:            12.240%
Weighted Average:    7.682%

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

AEGIS ASSET BACKED SECURITIES TRUST
SERIES 2005-4
Page 44                                         [AEGIS MORTGAGECORPORATION LOGO]
--------------------------------------------------------------------------------

                       GROUP II NEXT RATE ADJUSTMENT DATE*



                                               % OF CUT-
   NEXT RATE                                    OFF DATE
   ADJUSTMENT     MORTGAGE      PRINCIPAL      PRINCIPAL                          WA COUPON
      DATE          LOANS      BALANCE ($)      BALANCE    WA FICO   WA LTV (%)      (%)
---------------   --------   ---------------   ---------   -------   ----------   ---------

2007-03                 1    $    216,550.00      0.05%      624       89.99%       9.350%
2007-04                 5         702,759.18      0.18       614       77.18        6.967
2007-05                74       8,821,969.54      2.21       608       77.07        7.334
2007-06               259      34,262,438.99      8.60       604       78.18        7.657
2007-07             1,369     179,726,484.22     45.11       600       78.29        7.787
2007-08             1,200     153,904,613.37     38.63       600       78.30        7.758
2007-09                26       3,537,900.00      0.89       606       79.45        7.487
2008-05                 2         252,719.30      0.06       619       75.77        7.524
2008-06                 9       1,236,426.37      0.31       628       72.46        7.008
2008-07                35       7,061,248.08      1.77       649       74.73        6.806
2008-08                38       5,693,700.00      1.43       640       71.77        6.974
2008-09                 1         436,400.00      0.11       624       89.98        6.900
2010-07                 8       1,474,476.60      0.37       701       74.29        5.871
2010-08                 5       1,101,700.00      0.28       729       73.97        5.789
                    -----    ---------------    ------       ---       -----        -----
TOTAL:              3,032    $398,429,385.65    100.00%      603       78.08%       7.706%
                    =====    ===============    ======       ===       =====        =====


*    Adjustable-Rate Loans Only.

--------------------------------------------------------------------------------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   314 RECORDS
                                   2-4 FAMILY
                               BALANCE: 55,892,800

SELECTION CRITERIA: 2-4 FAMILY

1. PROPERTY TYPE
2. Debt-to-Income Ratio (DTI)
3. Zip

1. PROPERTY TYPE



               NUMBER                        % OF
                   OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
PROPERTY     MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
TYPE            LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------

2-4 Family        314   55,892,800.28      100.00   178,002.55    7.564        356         356
----------------------------------------------------------------------------------------------
TOTAL:            314   55,892,800.28      100.00   178,002.55    7.564        356         356
==============================================================================================

                            WA
                         LOAN-         WA         %                  WA
PROPERTY            WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
TYPE         SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------

2-4 Family           1   76.40      80.53     69.18      87.60   627.72
-----------------------------------------------------------------------
TOTAL:               1   76.40      80.53     69.18      87.60   627.72
=======================================================================


% 2 family (2 UNITS): 80.18
% 3 family (3 UNITS): 15.72
% 4-family (4 UNITS): 4.11

2. DEBT-TO-INCOME RATIO (DTI)



                  NUMBER                        % OF
DEBT-TO-              OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
INCOME          MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
RATIO (DTI)        LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------

15.01 - 20.00          8    1,045,405.06        1.87   130,675.63    7.733        360         360
20.01 - 25.00          5      676,338.00        1.21   135,267.60    7.264        360         359
25.01 - 30.00         15    1,477,187.31        2.64    98,479.15    7.852        360         359
30.01 - 35.00         27    3,501,770.47        6.27   129,695.20    7.518        338         337
35.01 - 40.00         47    6,965,074.67       12.46   148,193.08    7.481        358         358
40.01 - 45.00         65   12,709,510.85       22.74   195,530.94    7.630        360         359
45.01 - 50.00        103   20,730,218.45       37.09   201,264.26    7.566        358         357
50.01 - 55.00         38    7,879,448.11       14.10   207,353.90    7.459        352         351
55.01 - 60.00          6      907,847.36        1.62   151,307.89    7.883        360         360
-------------------------------------------------------------------------------------------------
TOTAL:               314   55,892,800.28      100.00   178,002.55    7.564        356         356
=================================================================================================

                               WA
DEBT-TO-                    LOAN-         WA         %                  WA
INCOME                 WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
RATIO (DTI)     SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------

15.01 - 20.00           0   80.67      80.67     54.16      88.67   616.52
20.01 - 25.00           1   56.04      56.04     81.32     100.00   671.28
25.01 - 30.00           1   68.40      69.43     65.39      97.10   618.71
30.01 - 35.00           1   69.57      71.88     73.95      87.01   638.89
35.01 - 40.00           1   78.70      85.23     60.32      81.45   651.17
40.01 - 45.00           1   78.52      83.14     62.78      91.10   634.32
45.01 - 50.00           1   78.14      82.68     68.40      89.22   625.49
50.01 - 55.00           1   73.42      76.30     86.19      83.77   600.54
55.01 - 60.00           0   65.08      65.08     92.73      58.35   594.13
--------------------------------------------------------------------------
TOTAL:                  1   76.40      80.53     69.18      87.60   627.72
==========================================================================


nz WA DTI: 44.079

(1)  Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

3. ZIP



           NUMBER                        % OF
               OF       AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
         MORTGAGE       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
ZIP         LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------

11221           3    1,339,257.51        2.40   446,419.17    6.437        360         359
02125           3    1,109,095.38        1.98   369,698.46    6.198        360         360
02124           3      914,786.08        1.64   304,928.69    7.991        360         359
11436           2      873,700.00        1.56   436,850.00    6.240        360         360
11208           3      787,302.03        1.41   262,434.01    6.710        360         359
Other         300   50,868,659.28       91.01   169,562.20    7.652        356         355
------------------------------------------------------------------------------------------
TOTAL:        314   55,892,800.28      100.00   178,002.55    7.564        356         356
==========================================================================================

                        WA
                     LOAN-         WA         %                  WA
                WA     TO-   COMBINED   CASHOUT    % OWNER     FICO
ZIP      SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-------------------------------------------------------------------

11221            1   77.24      77.24   100.00       55.57   642.79
02125            0   68.69      68.69    62.85      100.00   684.88
02124            1   67.91      67.91   100.00       72.00   602.65
11436            0   90.81      90.81   100.00      100.00   648.93
11208            1   79.35      86.82    40.92      100.00   667.45
Other            1   76.41      80.83    67.86       88.05   625.55
-------------------------------------------------------------------
TOTAL:           1   76.40      80.53    69.18       87.60   627.72
===================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:04

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  1,377 RECORDS
                                   SECOND LIEN
                               BALANCE: 49,173,169

SELECTION CRITERIA: SECOND LIEN

1. Debt-to-Income Ratio (DTI)
2. Zip

1. DEBT-TO-INCOME RATIO (DTI)



DEBT-TO-        NUMBER OF       AGGREGATE   % OF AGGREGATE     AVERAGE                  WA          WA
INCOME RATIO     MORTGAGE       PRINCIPAL        PRINCIPAL   PRINCIPAL       WA   ORIGINAL   REMAINING
(DTI)               LOANS         BALANCE          BALANCE     BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------

5.01 - 10.00            4      177,934.41             0.36   44,483.60   10.405        360         359
10.01 - 15.00           5      186,408.99             0.38   37,281.80   10.420        321         320
15.01 - 20.00          17      507,185.12             1.03   29,834.42   10.442        319         318
20.01 - 25.00          43    1,455,071.83             2.96   33,838.88   10.781        318         317
25.01 - 30.00          77    2,209,500.75             4.49   28,694.81   10.728        319         318
30.01 - 35.00         155    4,816,318.84             9.79   31,073.02   10.673        315         314
35.01 - 40.00         254    9,096,392.65            18.50   35,812.57   10.712        294         293
40.01 - 45.00         290   10,382,386.43            21.11   35,801.33   10.754        318         317
45.01 - 50.00         427   16,691,135.63            33.94   39,089.31   10.731        313         312
50.01 - 55.00         103    3,604,083.68             7.33   34,991.10   10.834        309         308
55.01 - 60.00           2       46,750.19             0.10   23,375.10   11.573        212         212
------------------------------------------------------------------------------------------------------
TOTAL:              1,377   49,173,168.52           100.00   35,710.36   10.731        311         310
======================================================================================================

DEBT-TO-                          WA         WA         %          %       WA
INCOME RATIO           WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
(DTI)           SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------

5.01 - 10.00            1      99.99      99.99      0.00     100.00   636.09
10.01 - 15.00           1     100.00     100.00     11.10     100.00   634.67
15.01 - 20.00           1      99.97      99.97      0.00     100.00   648.00
20.01 - 25.00           1      99.55      99.55      5.35     100.00   634.75
25.01 - 30.00           1      99.63      99.63      2.96     100.00   639.73
30.01 - 35.00           1      99.79      99.79      4.47     100.00   630.62
35.01 - 40.00           1      99.84      99.84      7.05     100.00   633.95
40.01 - 45.00           1      99.88      99.88      3.92     100.00   638.71
45.01 - 50.00           1      99.82      99.82      6.93     100.00   637.01
50.01 - 55.00           1      99.81      99.81     18.85     100.00   623.56
55.01 - 60.00           0     100.00     100.00     53.90     100.00   657.83
-----------------------------------------------------------------------------
TOTAL:                  1      99.82      99.82      6.69     100.00   635.37
=============================================================================


nz WA DTI: 41.457

(1) Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

2. ZIP



                NUMBER OF       AGGREGATE   % OF AGGREGATE     AVERAGE                  WA          WA
                 MORTGAGE       PRINCIPAL        PRINCIPAL   PRINCIPAL       WA   ORIGINAL   REMAINING
ZIP                 LOANS         BALANCE          BALANCE     BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------

33914                   3      244,002.95             0.50   81,334.32   10.559        320         319
80016                   3      213,508.68             0.43   71,169.56    9.927        228         227
80013                   4      195,500.00             0.40   48,875.00   10.096        360         360
77379                   3      192,861.95             0.39   64,287.32   10.415        311         310
92883                   2      184,095.30             0.37   92,047.65   10.275        308         308
Other               1,362   48,143,199.64            97.91   35,347.43   10.741        311         310
------------------------------------------------------------------------------------------------------
TOTAL:              1,377   49,173,168.52           100.00   35,710.36   10.731        311         310
======================================================================================================

                                  WA         WA         %          %       WA
                       WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
ZIP             SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------

33914                   1     100.00     100.00      0.00     100.00   660.01
80016                   1      99.99      99.99      0.00     100.00   679.88
80013                   0      99.98      99.98      0.00     100.00   629.27
77379                   1      99.98      99.98      0.00     100.00   636.39
92883                   0     100.00     100.00      0.00     100.00   708.82
Other                   1      99.81      99.81      6.83     100.00   634.78
-----------------------------------------------------------------------------
TOTAL:                  1      99.82      99.82      6.69     100.00   635.37
=============================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 10:56

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. DTI Distribution
2. Loan Balance Distribution
3. Product- IO Loans
4. Product- IO ARM Loans

1. DTI DISTRIBUTION

                                                                      WEIGHTED
                                                                       AVERAGE
                                                                         GROSS
 DTI DISTRIBUTION   LOAN COUNT   OUTSTANDING BALANCE   % BY BALANCE     COUPON
------------------------------------------------------------------------------
DTI Not Available            7          1,549,400.00          0.157      6.387
DTI < 10.00                 20          3,600,671.02          0.364      6.914
DTI 10.00 - 19.99          231         21,884,182.16          2.215      7.982
DTI 20.00 - 29.99          970        104,671,738.63         10.594      7.817
DTI 30.00 - 39.99        2,187        268,308,631.60         27.156      7.694
DTI 40.00 - 49.99        3,451        478,484,397.39         48.428      7.701
DTI 50.00 - 59.99          756        109,527,117.49         11.085      7.835
------------------------------------------------------------------------------
TOTAL:                   7,622        988,026,138.29        100.000      7.728
===============================================================================

2. LOAN BALANCE DISTRIBUTION



                                                                              WEIGHTED
                                                                               AVERAGE
                                                                                 GROSS
LOAN BALANCE DISTRIBUTION   LOAN COUNT   OUTSTANDING BALANCE   % BY BALANCE     COUPON
--------------------------------------------------------------------------------------

1 - 25,000                         527         10,377,344.45          1.050     10.899
25,001 - 50,000                    931         35,632,181.61          3.606     10.144
50,001 - 75,000                  1,222         77,525,828.44          7.847      8.739
75,001 - 100,000                 1,118         98,037,357.22          9.923      8.097
100,001 - 150,000                1,528        189,018,814.79         19.131      7.805
150,001 - 200,000                  923        160,807,744.85         16.276      7.520
200,001 - 250,000                  557        124,286,494.22         12.579      7.398
250,001 - 300,000                  301         81,902,828.72          8.290      7.284
300,001 - 350,000                  192         62,281,437.08          6.304      7.164
350,001 - 400,000                  125         46,823,392.35          4.739      7.121
400,001 - 450,000                   82         34,860,382.04          3.528      6.936
450,001 - 500,000                   51         24,367,092.27          2.466      6.915
500,001 - 550,000                   20         10,487,381.24          1.061      7.083
550,001 - 600,000                   17          9,845,777.10          0.997      7.242
600,001 - 650,000                   12          7,556,518.62          0.765      7.241
650,001 - 700,000                    4          2,711,000.00          0.274      7.744
700,001 - 750,000                    2          1,486,145.52          0.150      7.749
750,001 - 800,000                    3          2,325,247.04          0.235      6.568
800,001 - 850,000                    1            820,000.00          0.083      7.350
900,001 - 950,000                    1            949,142.85          0.096      6.510
950,001 - 1,000,000                  1            986,500.00          0.100      5.875
1,000,001 >=                         4          4,937,527.88          0.500      6.633
--------------------------------------------------------------------------------------
TOTAL:                           7,622        988,026,138.29        100.000      7.728
======================================================================================


3. PRODUCT- IO LOANS



                WA IO                                          % OF
PRODUCT- IO  ORIGINAL    NUMBER      TOTAL LOAN    AVG LOAN   TOTAL    WA      WA   % OWNER         %     WA  % FULL  % SECOND
LOANS            TERM  OF LOANS         BALANCE     BALANCE      IO  FICO  LTV(1)  OCCUPIED  PURCHASE    DTI     DOC      LIEN
------------------------------------------------------------------------------------------------------------------------------

2/28 ARM-IO        60       883  179,251,731.43  203,003.09   90.40   638   80.24     99.39     58.68  41.56   59.82      0.00
3/27 ARM-IO        60        40   11,543,880.68  288,597.02    5.82   666   73.05    100.00     13.42  39.81   59.15      0.00
5/25 ARM-IO        72         6    2,282,800.00  380,466.67    1.15   679   68.29    100.00     66.27  37.11   31.22      0.00
FIXED-IO           60        28    5,209,822.58  186,065.09    2.63   664   75.72    100.00     10.34  40.01   72.48      0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:             60       957  198,288,234.69  207,197.74  100.00   641   79.57     99.45     54.87  41.37   59.79      0.00
==============================================================================================================================


4. PRODUCT- IO ARM LOANS



                                                     INITIAL                  INITIAL                            INITIAL  INITIAL
                                                         CAP                      CAP                                CAP      CAP
PRODUCT- IO  INITIAL CAP   INITIAL CAP  INITIAL CAP    2.500     INITIAL CAP    3.500  INITIAL CAP  INITIAL CAP    5.000    5.500
ARM LOANS    1.000 1.499   1.500 1.999  2.000 2.499    2.999     3.000 3.499    3.999  4.000 4.499  4.500 4.999    5.499    5.999
---------------------------------------------------------------------------------------------------------------------------------

2/28 ARM-IO   632,000.00    930,000.00   132,000.00     0.00  177,557,731.43     0.00         0.00         0.00     0.00     0.00
3/27 ARM-IO         0.00          0.00         0.00     0.00   11,543,880.68     0.00         0.00         0.00     0.00     0.00
5/25 ARM-IO         0.00  1,627,600.00         0.00     0.00      187,200.00     0.00         0.00         0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:        632,000.00  2,557,600.00   132,000.00     0.00  189,288,812.11     0.00         0.00         0.00     0.00     0.00
=================================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 10, 2005 10:04

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   28 RECORDS
                                  RPRIN GT 600K
                               BALANCE: 21,772,082

SELECTION CRITERIA: RPRIN GT 600K

1. RPRIN

1. RPRIN



                         NUMBER OF              WA         WA
                          MORTGAGE            FICO   LOAN-TO-    % OWNER   % CASHOUT   % FULL
RPRIN                        LOANS     WAC   SCORE      VALUE   OCCUPIED   REFINANCE      DOC
---------------------------------------------------------------------------------------------

600000.01 - 650000.00        12      7.241    651      80.98      75.60       75.02     33.53
650000.01 - 700000.00         4      7.744    637      82.49      75.10       51.05     25.23
700000.01 - 750000.00         2      7.749    584      79.98     100.00       50.43    100.00
750000.01 - 800000.00         3      6.568    642      63.43     100.00      100.00      0.00
800000.01 - 850000.00         1      7.350    553      80.00     100.00      100.00    100.00
900000.01 - 950000.00         1      6.510    603      48.72     100.00      100.00    100.00
950000.01 - 1000000.00        1      5.875    690      61.66     100.00        0.00      0.00
1000000.01 >=                 4      6.633    656      76.05     100.00       77.15     25.87
---------------------------------------------------------------------------------------------
TOTAL:                       28      7.039    641      75.79      88.43       72.14     35.60
=============================================================================================


Minimum: 511
Maximum: 754
Weighted Average: 641.0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 00:16

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                        NUMBER                                                     WEIGHTED
                            OF                  PERCENTAGE      AVERAGE       WA    AVERAGE   WEIGHTED
ORIGINAL MORTGAGE     MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL    GROSS    COMBINE    AVERAGE
LOAN BALANCE             LOANS        BALANCE        LOANS      BALANCE      CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

1 - 25,000                 527   $ 10,377,344         1.05%  $   19,691   10.899%     99.76%       617
25,001 - 50,000            931     35,632,182         3.61       38,273   10.144      89.54        608
50,001 - 75,000          1,220     77,379,283         7.83       63,426    8.740      81.92        601
75,001 - 100,000         1,119     98,083,921         9.93       87,653    8.100      79.68        603
100,001 - 125,000          830     93,191,357         9.43      112,279    7.845      78.57        607
125,001 - 150,000          699     95,927,439         9.71      137,235    7.763      79.10        611
150,001 - 175,000          481     78,019,974         7.90      162,204    7.571      78.15        616
175,001 - 200,000          441     82,587,878         8.36      187,274    7.476      77.05        614
200,001 - 225,000          321     68,080,014         6.89      212,087    7.454      77.82        619
225,001 - 250,000          237     56,406,373         5.71      238,002    7.324      78.01        617
250,001 - 275,000          174     45,492,208         4.60      261,449    7.231      77.78        622
275,001 - 300,000          127     36,410,621         3.69      286,698    7.350      78.94        617
300,001 - 325,000          103     32,372,734         3.28      314,298    7.230      78.64        616
325,001 - 350,000           89     29,908,703         3.03      336,053    7.093      80.48        636
350,001 - 375,000           65     23,535,045         2.38      362,078    7.230      78.05        623
375,001 - 400,000           60     23,288,347         2.36      388,139    7.012      78.64        625
400,001 - 425,000           45     18,666,509         1.89      414,811    6.898      79.63        646
425,001 - 450,000           37     16,193,873         1.64      437,672    6.981      81.34        646
450,001 - 475,000           23     10,652,944         1.08      463,171    6.674      80.12        634
475,001 - 500,000           28     13,714,148         1.39      489,791    7.102      77.45        637
500,001 - 525,000           14      7,227,852         0.73      516,275    7.063      78.60        639
525,001 - 550,000            6      3,259,529         0.33      543,255    7.127      70.82        572
550,001 - 575,000            8      4,511,477         0.46      563,935    6.908      83.48        645
575,001 - 600,000            9      5,334,300         0.54      592,700    7.524      82.13        608
600,001 - 625,000            3      1,830,965         0.19      610,322    6.651      77.53        617
625,001 - 650,000            9      5,725,553         0.58      636,173    7.430      82.08        662
650,001 - 675,000            2      1,327,000         0.13      663,500    7.321      85.09        676
675,001 - 700,000            2      1,384,000         0.14      692,000    8.150      80.00        601
725,001 - 750,000            2      1,486,146         0.15      743,073    7.749      79.98        584
750,001 - 775,000            2      1,533,909         0.16      766,955    6.397      59.01        648
775,001 - 800,000            1        791,338         0.08      791,338    6.900      72.00        630
800,001 - 825,000            1        820,000         0.08      820,000    7.350      80.00        553
925,001 - 950,000            1        949,143         0.10      949,143    6.510      48.72        603
975,001 - 1,000,000          1        986,500         0.10      986,500    5.875      61.66        690
1,000,001 >=                 4      4,937,528         0.50    1,234,382    6.633      76.05        656
------------------------------------------------------------------------------------------------------
TOTAL:                   7,622   $988,026,138       100.00%  $  129,628    7.728%     79.42%       616
======================================================================================================


2. REMAINING BALANCE



                                                                                 WEIGHTED
                   NUMBER OF                  PERCENTAGE      AVERAGE       WA    AVERAGE   WEIGHTED
REMAINING           MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL    GROSS    COMBINE    AVERAGE
BALANCE                LOANS        BALANCE        LOANS      BALANCE      CPN        LTV       FICO
----------------------------------------------------------------------------------------------------

1 - 25000                527   $ 10,377,344         1.05%  $   19,691   10.899%     99.76%       617
25001 - 50000            931     35,632,182         3.61       38,273   10.144      89.54        608
50001 - 75000          1,222     77,525,828         7.85       63,442    8.739      81.92        601
75001 - 100000         1,118     98,037,357         9.92       87,690    8.097      79.67        603
100001 - 125000          829     93,091,376         9.42      112,294    7.848      78.58        607
125001 - 150000          699     95,927,439         9.71      137,235    7.763      79.10        611
150001 - 175000          481     78,019,974         7.90      162,204    7.571      78.15        616
175001 - 200000          442     82,787,771         8.38      187,303    7.472      76.96        614
200001 - 225000          320     67,880,122         6.87      212,125    7.459      77.92        618
225001 - 250000          237     56,406,373         5.71      238,002    7.324      78.01        617
250001 - 275000          174     45,492,208         4.60      261,449    7.231      77.78        622
275001 - 300000          127     36,410,621         3.69      286,698    7.350      78.94        617
300001 - 325000          103     32,372,734         3.28      314,298    7.230      78.64        616
325001 - 350000           89     29,908,703         3.03      336,053    7.093      80.48        636
350001 - 375000           65     23,535,045         2.38      362,078    7.230      78.05        623
375001 - 400000           60     23,288,347         2.36      388,139    7.012      78.64        625
400001 - 425000           45     18,666,509         1.89      414,811    6.898      79.63        646
425001 - 450000           37     16,193,873         1.64      437,672    6.981      81.34        646
450001 - 475000           24     11,127,363         1.13      463,640    6.688      80.12        634
475001 - 500000           27     13,239,730         1.34      490,360    7.106      77.36        638
500001 - 525000           14      7,227,852         0.73      516,275    7.063      78.60        639
525001 - 550000            6      3,259,529         0.33      543,255    7.127      70.82        572
550001 - 575000            8      4,511,477         0.46      563,935    6.908      83.48        645
575001 - 600000            9      5,334,300         0.54      592,700    7.524      82.13        608
600001 - 625000            3      1,830,965         0.19      610,322    6.651      77.53        617
625001 - 650000            9      5,725,553         0.58      636,173    7.430      82.08        662
650001 - 675000            2      1,327,000         0.13      663,500    7.321      85.09        676
675001 - 700000            2      1,384,000         0.14      692,000    8.150      80.00        601
725001 - 750000            2      1,486,146         0.15      743,073    7.749      79.98        584
750001 - 775000            2      1,533,909         0.16      766,955    6.397      59.01        648
775001 - 800000            1        791,338         0.08      791,338    6.900      72.00        630
800001 - 825000            1        820,000         0.08      820,000    7.350      80.00        553
925001 - 950000            1        949,143         0.10      949,143    6.510      48.72        603
975001 - 1000000           1        986,500         0.10      986,500    5.875      61.66        690
1000001 >=                 4      4,937,528         0.50    1,234,382    6.633      76.05        656
----------------------------------------------------------------------------------------------------
TOTAL:                 7,622   $988,026,138       100.00%  $  129,628    7.728%     79.42%       616
====================================================================================================


3. MORTGAGE RATES (%)



                                                                                WEIGHTED
                   NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
MORTGAGE            MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
RATES (%)              LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
---------------------------------------------------------------------------------------------------

4.500 - 4.999              3   $    846,697         0.09%   $282,232    4.815%     76.33%       697
5.000 - 5.499             70     15,923,251         1.61     227,475    5.185      70.82        706
5.500 - 5.999            345     80,201,549         8.12     232,468    5.812      73.77        674
6.000 - 6.499            448     89,057,531         9.01     198,789    6.281      77.19        645
6.500 - 6.999            934    166,554,336        16.86     178,324    6.779      77.87        635
7.000 - 7.499            886    140,934,547        14.26     159,068    7.253      78.21        617
7.500 - 7.999          1,026    146,822,737        14.86     143,102    7.761      78.68        606
8.000 - 8.499            600     79,672,338         8.06     132,787    8.245      79.76        594
8.500 - 8.999            659     78,149,315         7.91     118,588    8.733      81.18        583
9.000 - 9.499            479     53,746,398         5.44     112,205    9.234      80.95        572
9.500 - 9.999            653     62,096,390         6.28      95,094    9.763      82.53        572
10.000 - 10.499          618     41,667,819         4.22      67,424   10.279      88.64        589
10.500 - 10.999          522     19,152,944         1.94      36,691   10.775      94.08        599
11.000 - 11.499          179      5,751,659         0.58      32,132   11.245      95.48        611
11.500 - 11.999           69      2,783,981         0.28      40,348   11.774      94.50        605
12.000 - 12.499           15        769,141         0.08      51,276   12.205      88.06        596
12.500 - 12.999          116      3,895,504         0.39      33,582   12.500      99.27        643
---------------------------------------------------------------------------------------------------
TOTAL:                 7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
===================================================================================================


4. ORIGINAL TERM



                                                                            WEIGHTED
                NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                 MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
ORIGINAL TERM       LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

0 - 180               353   $ 20,785,300         2.10%   $ 58,882   8.729%     80.34%       642
181 - 240             254     14,140,208         1.43      55,670   9.370      84.94        646
241 - 300               6        915,615         0.09     152,602   7.325      84.36        649
301 - 360           7,009    952,185,016        96.37     135,852   7.682      79.31        614
-----------------------------------------------------------------------------------------------
TOTAL:              7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
===============================================================================================


5. REMAINING TERM



                                                                             WEIGHTED
                 NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
REMAINING TERM       LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658         0.08%   $ 61,051   7.574%     50.50%       607
121 - 180              340     19,991,642         2.02      58,799   8.775      81.52        643
181 - 240              254     14,140,208         1.43      55,670   9.370      84.94        646
241 - 300                6        915,615         0.09     152,602   7.325      84.36        649
301 - 360            7,009    952,185,016        96.37     135,852   7.682      79.31        614
------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
================================================================================================


6. LIEN



                                                                           WEIGHTED
              NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
               MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
LIEN              LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
----------------------------------------------------------------------------------------------

First Lien        6,245   $938,852,970        95.02%   $150,337    7.570%     78.35%       614
Second Lien       1,377     49,173,169         4.98      35,710   10.731      99.82        635
----------------------------------------------------------------------------------------------
TOTAL:            7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
==============================================================================================


7. SEASON



                                                                              WEIGHTED
                 NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE    AVERAGE
SEASON               LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

0                    2,953   $411,686,573        41.67%   $139,413    7.630%     79.11%       615
1                    3,785    468,095,447        47.38     123,671    7.810      79.65        615
2                      700     85,229,413         8.63     121,756    7.787      79.82        621
3                      171     20,853,047         2.11     121,948    7.579      78.38        618
4                        9      1,694,914         0.17     188,324    7.269      79.90        641
5                        2        266,522         0.03     133,261    9.266      86.51        611
6                        1         92,777         0.01      92,777    6.600      80.00        651
7                        1        107,445         0.01     107,445    7.650      80.00        611
-------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%       616
=================================================================================================


8. LTV



                            NUMBER OF                  PERCENTAGE     AVERAGE         WA      WEIGHTED   WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL      GROSS       AVERAGE    AVERAGE
LTV                             LOANS        BALANCE        LOANS     BALANCE        CPN   COMBINE LTV       FICO
-----------------------------------------------------------------------------------------------------------------

10.00 - 14.99                       5   $    210,061         0.02%   $ 42,012      9.776%        13.01%       554
15.00 - 19.99                       7        348,459         0.04      49,780      7.837         17.40        596
20.00 - 24.99                      12        987,300         0.10      82,275      7.474         22.51        612
25.00 - 29.99                      19      1,527,037         0.15      80,370      7.933         28.23        589
30.00 - 34.99                      23      2,546,064         0.26     110,698      7.345         31.94        610
35.00 - 39.99                      40      4,994,195         0.51     124,855      7.346         38.37        605
40.00 - 44.99                      57      7,753,972         0.78     136,035      7.361         42.61        615
45.00 - 49.99                      73     11,406,913         1.15     156,259      7.423         47.73        605
50.00 - 54.99                      87     11,367,807         1.15     130,664      7.312         52.69        618
55.00 - 59.99                     129     20,554,803         2.08     159,340      7.237         57.56        609
60.00 - 64.99                     242     39,437,947         3.99     162,967      7.419         63.03        595
65.00 - 69.99                     239     43,135,642         4.37     180,484      7.325         67.18        598
70.00 - 74.99                     449     72,623,173         7.35     161,744      7.695         72.44        586
75.00 - 79.99                     760    112,604,731        11.40     148,164      7.350         78.08        608
80.00 - 84.99                   2,719    405,502,689        41.04     149,137      7.326         80.60        625
85.00 - 89.99                     495     75,922,152         7.68     153,378      8.192         87.04        603
90.00 - 94.99                     711    100,518,634        10.17     141,376      8.310         91.34        620
95.00 - 99.99                     428     32,497,302         3.29      75,928      9.121         96.64        631
100.00 - 104.99                 1,127     44,087,256         4.46      39,119     10.494        100.00        640
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          7,622   $988,026,138       100.00%   $129,628      7.728%        79.42%       616
=================================================================================================================


9. CLTV



                                                                                         WEIGHTED
                            NUMBER OF                  PERCENTAGE     AVERAGE       WA    AVERAGE    WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    COMBINE     AVERAGE
CLTV                            LOANS        BALANCE        LOANS     BALANCE      CPN        LTV        FICO
-------------------------------------------------------------------------------------------------------------

10.00 - 14.99                       5   $    210,061         0.02%   $ 42,012    9.776%     13.01%        554
15.00 - 19.99                       7        348,459         0.04      49,780    7.837      17.40         596
20.00 - 24.99                      12        987,300         0.10      82,275    7.474      22.51         612
25.00 - 29.99                      19      1,527,037         0.15      80,370    7.933      28.23         589
30.00 - 34.99                      23      2,546,064         0.26     110,698    7.345      31.94         610
35.00 - 39.99                      40      4,994,195         0.51     124,855    7.346      38.37         605
40.00 - 44.99                      57      7,753,972         0.78     136,035    7.361      42.61         615
45.00 - 49.99                      73     11,406,913         1.15     156,259    7.423      47.73         605
50.00 - 54.99                      87     11,367,807         1.15     130,664    7.312      52.69         618
55.00 - 59.99                     129     20,554,803         2.08     159,340    7.237      57.56         609
60.00 - 64.99                     241     39,364,347         3.98     163,338    7.419      63.03         595
65.00 - 69.99                     239     43,135,642         4.37     180,484    7.325      67.18         598
70.00 - 74.99                     448     72,573,673         7.35     161,995    7.695      72.44         586
75.00 - 79.99                     409     69,351,889         7.02     169,565    7.499      76.97         601
80.00 - 84.99                   1,171    175,126,535        17.72     149,553    7.697      81.40         609
85.00 - 89.99                     498     76,789,997         7.77     154,197    8.177      86.95         603
90.00 - 94.99                     731    103,989,192        10.52     142,256    8.264      90.95         621
95.00 - 99.99                     815     83,957,388         8.50     103,015    7.850      86.40         628
100.00 - 104.99                 2,618    262,040,863        26.52     100,092    7.637      83.36         637
-------------------------------------------------------------------------------------------------------------
TOTAL:                          7,622   $988,026,138       100.00%   $129,628    7.728%     79.42%        616
=============================================================================================================


10. OWNER OCCUPANCY



                                                                                   WEIGHTED
                          NUMBER                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                     OF MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
OWNER OCCUPANCY            LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

Owner Occupied             7,335   $949,577,279        96.11%   $129,458   7.717%     79.45%       615
Non-Owner Occupied           237     29,030,477         2.94     122,491   7.971      76.61        639
Vacation                      50      9,418,382         0.95     188,368   8.050      84.95        635
------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
======================================================================================================


11. PROPERTY TYPE



                                                                             WEIGHTED
                NUMBER OF                   PERCENTAGE     AVERAGE      WA    AVERAGE    WEIGHTED
PROPERTY         MORTGAGE       PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE     AVERAGE
TYPE                LOANS         BALANCE        LOANS     BALANCE     CPN        LTV        FICO
-------------------------------------------------------------------------------------------------

2-4 Family            314    $ 55,892,800         5.66%   $178,003   7.564%     76.40%        628
Condo                 326      41,009,789         4.15     125,797   7.887      80.20         635
Modular Home            9       1,207,927         0.12     134,214   8.494      76.42         609
PUD                   775     128,491,581        13.00     165,796   7.508      80.89         621
Single Family       6,150     755,765,825        76.49     122,889   7.767      79.33         613
Townhouse              48       5,658,215         0.57     117,879   7.712      82.20         606
-------------------------------------------------------------------------------------------------
TOTAL:              7,622    $988,026,138       100.00%   $129,628   7.728%     79.42%        616
=================================================================================================


12. LOAN PURPOSE



                                                                                  WEIGHTED
                      NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
LOAN PURPOSE              LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Purchase                  3,740   $384,997,938        38.97%   $102,941   7.737%     83.23%       626
Cash Out Refinance        3,680    592,801,816        60.00     161,087   7.690      76.72        608
Rate/Term Refinance         202     10,226,385         1.04      50,626   9.541      92.17        640
-----------------------------------------------------------------------------------------------------
TOTAL:                    7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
=====================================================================================================


13. RATE TYPE



                                                                         WEIGHTED
             NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
              MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
RATE TYPE        LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

ARM              5,237   $798,023,019        80.77%   $152,382   7.638%     78.95%       609
Fixed Rate       2,385    190,003,119        19.23      79,666   8.104      81.38        642
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


14. PREPAYMEN FLAG



                                                                        WEIGHTED
            NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE    WEIGHTED
PREPAYMEN    MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE     AVERAGE
TYPE            LOANS        BALANCE        LOANS     BALANCE     CPN        LTV        FICO
--------------------------------------------------------------------------------------------

N               2,590   $298,131,447        30.17%   $115,109   8.079%     79.86%        611
Y               5,032    689,894,691        69.83     137,101   7.576      79.23         617
--------------------------------------------------------------------------------------------
TOTAL:          7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%        616
============================================================================================


15. PREPAYMENT PENALTY TERM



                                                                         WEIGHTED
PREPAYMENT   NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
PENALTY       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
TERM             LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

0                2,590   $298,131,447        30.17%   $115,109   8.079%     79.86%       611
12                 452     89,866,413         9.10     198,819   7.493      77.97        620
24               3,539    479,726,443        48.55     135,554   7.660      79.88        609
30                   4        552,433         0.06     138,108   8.025      81.29        638
36               1,035    119,604,759        12.11     115,560   7.300      77.53        651
60                   2        144,643         0.01      72,321   7.790      84.00        636
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


16. FICO SCORES



                                                                         WEIGHTED
             NUMBER OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
FICO          MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
SCORES           LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------

500 - 519          378   $ 49,274,671         4.99%   $130,356   8.828%     70.53%       510
520 - 539          453     58,703,264         5.94     129,588   8.645      74.35        530
540 - 559          530     72,006,613         7.29     135,862   8.524      76.89        550
560 - 579          610     77,452,074         7.84     126,971   8.353      79.30        569
580 - 599        1,410    150,958,471        15.28     107,063   7.968      80.94        589
600 - 619        1,201    138,558,916        14.02     115,370   7.734      80.78        609
620 - 639          877    116,446,610        11.79     132,778   7.402      80.68        629
640 - 659          829    112,805,812        11.42     136,075   7.334      81.73        649
660 - 679          497     71,946,763         7.28     144,762   7.332      81.81        669
680 - 699          324     52,454,891         5.31     161,898   6.947      79.22        688
700 - 719          210     33,615,796         3.40     160,075   6.785      80.73        709
720 - 739          118     21,636,721         2.19     183,362   6.503      78.76        729
740 - 759           88     15,221,017         1.54     172,966   6.525      77.16        749
760 - 779           52      9,757,185         0.99     187,638   6.513      79.99        769
780 - 799           39      6,440,861         0.65     165,150   6.232      71.01        788
800 - 819            6        746,474         0.08     124,412   6.018      65.47        806
--------------------------------------------------------------------------------------------
TOTAL:           7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
============================================================================================


17. STATE



                   NUMBER                                                   WEIGHTED
                       OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                 MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
STATE               LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

Alabama                99   $  7,628,629         0.77%   $ 77,057   8.302%     84.79%       611
Arizona               321     49,592,083         5.02     154,492   7.304      80.57        633
Arkansas               33      2,669,652         0.27      80,899   8.994      85.81        619
California            505    122,869,966        12.44     243,307   7.040      74.41        629
Colorado              215     27,323,548         2.77     127,086   7.092      82.98        632
Connecticut           129     18,146,986         1.84     140,674   8.115      77.80        612
Delaware               14      1,955,804         0.20     139,700   8.407      80.62        594
Florida               758    109,567,238        11.09     144,548   7.892      79.80        611
Georgia               241     22,492,286         2.28      93,329   8.032      82.95        610
Idaho                   5        385,662         0.04      77,132   8.067      86.02        654
Illinois              356     45,429,298         4.60     127,610   7.630      82.00        618
Indiana               179     12,527,364         1.27      69,985   8.125      83.94        590
Iowa                   50      3,332,946         0.34      66,659   8.752      84.62        592
Kansas                 40      3,222,655         0.33      80,566   8.706      82.90        598
Kentucky               90      6,886,042         0.70      76,512   7.941      82.54        598
Louisiana             166     12,704,688         1.29      76,534   7.797      81.93        603
Maine                 128     14,594,441         1.48     114,019   7.850      76.23        623
Maryland              145     29,458,618         2.98     203,163   7.592      78.86        601
Massachusetts         227     45,471,568         4.60     200,315   7.548      74.81        629
Michigan              440     40,300,428         4.08      91,592   8.186      81.54        614
Minnesota              88     13,382,197         1.35     152,070   7.983      79.33        611
Mississippi            71      4,762,993         0.48      67,084   8.381      85.88        588
Missouri              164     12,274,606         1.24      74,845   8.379      83.81        590
Nebraska               27      1,980,704         0.20      73,359   8.534      85.42        617
Nevada                209     39,718,471         4.02     190,041   7.422      79.57        636
New Hampshire         115     16,656,600         1.69     144,840   7.563      75.82        634
New Jersey            128     25,962,016         2.63     202,828   8.198      74.45        602
New Mexico             20      1,597,588         0.16      79,879   7.726      83.82        626
New York              246     52,332,068         5.30     212,732   7.427      76.55        615
North Carolina        262     22,184,841         2.25      84,675   8.172      82.17        594
Ohio                  605     47,608,272         4.82      78,691   8.377      83.56        597
Oklahoma               21      1,359,387         0.14      64,733   8.783      85.82        594
Oregon                 33      4,954,653         0.50     150,141   7.579      81.12        624
Pennsylvania          114     11,869,672         1.20     104,120   8.159      81.41        600
Rhode Island          107     18,483,319         1.87     172,741   7.507      75.44        621
South Carolina        104      8,459,785         0.86      81,344   8.752      84.39        595
South Dakota            3        226,500         0.02      75,500   9.501      84.15        554
Tennessee             124     10,289,480         1.04      82,980   8.374      84.48        610
Texas                 564     53,226,561         5.39      94,373   7.809      82.57        608
Utah                   36      3,469,370         0.35      96,371   7.224      83.81        634
Vermont                40      4,809,767         0.49     120,244   8.497      72.71        606
Washington            105     14,875,279         1.51     141,669   7.090      82.16        631
Virginia              183     29,178,789         2.95     159,447   7.741      77.47        609
West Virginia           4        205,879         0.02      51,470   9.179      86.17        577
Wisconsin             102     11,237,316         1.14     110,170   8.678      79.81        605
Wyoming                 6        360,122         0.04      60,020   7.992      86.58        609
-----------------------------------------------------------------------------------------------
TOTAL:              7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
===============================================================================================


18. DOCUMENTATION



                         NUMBER                                                   WEIGHTED
                             OF                  PERCENTAGE     AVERAGE      WA    AVERAGE   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    COMBINE    AVERAGE
DOCUMENTATION             LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Full Documentation        5,467    630,942,615        63.86     115,409   7.692      79.93        608
Stated Documentation      1,969    326,206,758        33.02     165,671   7.806      78.21        629
NINA                          6      1,381,500         0.14     230,250   6.439      73.19        675
-----------------------------------------------------------------------------------------------------
TOTAL:                    7,622   $988,026,138       100.00%   $129,628   7.728%     79.42%       616
=====================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:48

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  5,237 RECORDS
                                    ARM LOANS
                              BALANCE: 798,023,019

SELECTION CRITERIA: ARM LOANS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



ORIGINAL            NUMBER OF                  PERCENTAGE      AVERAGE       WA    WEIGHTED   WEIGHTED
MORTGAGE LOAN        MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL     GROSS    AVERAGE    AVERAGE
BALANCE                 LOANS        BALANCE        LOANS      BALANCE       CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

25,001 - 50,000           242    $10,682,344         1.34%    $ 44,142     9.171%     77.32%       571
50,001 - 75,000           842     53,859,548         6.75       63,966     8.427      79.94        590
75,001 - 100,000          878     77,042,985         9.65       87,748     7.998      79.43        597
100,001 - 125,000         712     80,073,834        10.03      112,463     7.821      78.79        602
125,001 - 150,000         600     82,305,898        10.31      137,176     7.809      79.30        606
150,001 - 175,000         409     66,328,589         8.31      162,173     7.666      78.55        608
175,001 - 200,000         381     71,330,892         8.94      187,220     7.581      77.53        607
200,001 - 225,000         263     55,857,474         7.00      212,386     7.585      78.26        610
225,001 - 250,000         205     48,793,900         6.11      238,019     7.399      78.96        611
250,001 - 275,000         149     38,954,345         4.88      261,439     7.329      78.76        619
275,001 - 300,000         112     32,096,534         4.02      286,576     7.412      79.15        614
300,001 - 325,000          86     27,073,924         3.39      314,813     7.358      79.30        605
325,001 - 350,000          74     24,893,435         3.12      336,398     7.215      81.08        630
350,001 - 375,000          57     20,631,470         2.59      361,956     7.298      77.12        616
375,001 - 400,000          54     21,000,750         2.63      388,903     7.108      78.91        623
400,001 - 425,000          39     16,181,287         2.03      414,905     6.979      79.81        642
425,001 - 450,000          33     14,464,173         1.81      438,308     7.126      82.82        642
450,001 - 475,000          21      9,716,944         1.22      462,712     6.758      80.86        629
475,001 - 500,000          24     11,760,591         1.47      490,025     7.301      78.63        626
500,001 - 525,000          13      6,705,352         0.84      515,796     7.164      79.15        638
525,001 - 550,000           5      2,719,829         0.34      543,966     7.377      68.01        578
550,001 - 575,000           7      3,947,477         0.49      563,925     7.028      86.45        648
575,001 - 600,000           9      5,334,300         0.67      592,700     7.524      82.13        608
600,001 - 625,000           2      1,225,965         0.15      612,983     6.849      77.51        605
625,001 - 650,000           8      5,085,553         0.64      635,694     7.565      82.34        651
650,001 - 675,000           2      1,327,000         0.17      663,500     7.321      85.09        676
675,001 - 700,000           2      1,384,000         0.17      692,000     8.150      80.00        601
725,001 - 750,000           2      1,486,146         0.19      743,073     7.749      79.98        584
750,001 - 775,000           1        770,000         0.10      770,000     6.990      45.29        657
775,001 - 800,000           1        791,338         0.10      791,338     6.900      72.00        630
800,001 - 825,000           1        820,000         0.10      820,000     7.350      80.00        553
925,001 - 950,000           1        949,143         0.12      949,143     6.510      48.72        603
1,000,001 >=                2      2,428,000         0.30    1,214,000     6.710      71.97        620
------------------------------------------------------------------------------------------------------
TOTAL:                  5,237   $798,023,019       100.00%  $  152,382     7.638%     78.95%       609
======================================================================================================


2. REMAINING BALANCE



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
REMAINING          MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
BALANCE               LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

25001 - 50000           242   $ 10,682,344         1.34%  $   44,142   9.171%     77.32%       571
50001 - 75000           843     53,931,098         6.76       63,975   8.425      79.94        589
75001 - 100000          878     77,071,416         9.66       87,781   7.995      79.41        597
100001 - 125000         711     79,973,852        10.02      112,481   7.825      78.81        602
125001 - 150000         600     82,305,898        10.31      137,176   7.809      79.30        606
150001 - 175000         409     66,328,589         8.31      162,173   7.666      78.55        608
175001 - 200000         381     71,330,892         8.94      187,220   7.581      77.53        607
200001 - 225000         263     55,857,474         7.00      212,386   7.585      78.26        610
225001 - 250000         205     48,793,900         6.11      238,019   7.399      78.96        611
250001 - 275000         149     38,954,345         4.88      261,439   7.329      78.76        619
275001 - 300000         112     32,096,534         4.02      286,576   7.412      79.15        614
300001 - 325000          86     27,073,924         3.39      314,813   7.358      79.30        605
325001 - 350000          74     24,893,435         3.12      336,398   7.215      81.08        630
350001 - 375000          57     20,631,470         2.59      361,956   7.298      77.12        616
375001 - 400000          54     21,000,750         2.63      388,903   7.108      78.91        623
400001 - 425000          39     16,181,287         2.03      414,905   6.979      79.81        642
425001 - 450000          33     14,464,173         1.81      438,308   7.126      82.82        642
450001 - 475000          22     10,191,363         1.28      463,244   6.769      80.82        629
475001 - 500000          23     11,286,173         1.41      490,703   7.314      78.57        626
500001 - 525000          13      6,705,352         0.84      515,796   7.164      79.15        638
525001 - 550000           5      2,719,829         0.34      543,966   7.377      68.01        578
550001 - 575000           7      3,947,477         0.49      563,925   7.028      86.45        648
575001 - 600000           9      5,334,300         0.67      592,700   7.524      82.13        608
600001 - 625000           2      1,225,965         0.15      612,983   6.849      77.51        605
625001 - 650000           8      5,085,553         0.64      635,694   7.565      82.34        651
650001 - 675000           2      1,327,000         0.17      663,500   7.321      85.09        676
675001 - 700000           2      1,384,000         0.17      692,000   8.150      80.00        601
725001 - 750000           2      1,486,146         0.19      743,073   7.749      79.98        584
750001 - 775000           1        770,000         0.10      770,000   6.990      45.29        657
775001 - 800000           1        791,338         0.10      791,338   6.900      72.00        630
800001 - 825000           1        820,000         0.10      820,000   7.350      80.00        553
925001 - 950000           1        949,143         0.12      949,143   6.510      48.72        603
1000001 >=                2      2,428,000         0.30    1,214,000   6.710      71.97        620
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%  $  152,382   7.638%     78.95%       609
==================================================================================================


3. MORTGAGE RATES (%)



                  NUMBER OF                  PERCENTAGE     AVERAGE       WA   WEIGHTED   WEIGHTED
MORTGAGE           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    AVERAGE    AVERAGE
RATES (%)             LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

4.500 - 4.999             3   $    846,697         0.11%   $282,232    4.815%     76.33%       697
5.000 - 5.499            64     14,778,732         1.85     230,918    5.172      70.50        703
5.500 - 5.999           194     45,534,268         5.71     234,713    5.805      76.00        656
6.000 - 6.499           362     71,048,397         8.90     196,266    6.286      78.34        639
6.500 - 6.999           796    143,873,809        18.03     180,746    6.778      78.19        633
7.000 - 7.499           778    126,516,253        15.85     162,617    7.251      78.29        615
7.500 - 7.999           879    128,972,845        16.16     146,727    7.761      79.10        603
8.000 - 8.499           507     70,546,023         8.84     139,144    8.245      80.01        593
8.500 - 8.999           546     69,190,100         8.67     126,722    8.737      81.58        581
9.000 - 9.499           415     48,689,908         6.10     117,325    9.235      80.93        571
9.500 - 9.999           450     49,825,291         6.24     110,723    9.733      80.06        558
10.000 - 10.499         197     23,145,140         2.90     117,488   10.165      81.10        554
10.500 - 10.999          35      4,319,738         0.54     123,421   10.642      82.37        557
11.000 - 11.499           6        434,831         0.05      72,472   11.093      85.91        603
11.500 - 11.999           3        190,718         0.02      63,573   11.712      81.07        560
12.000 - 12.499           2        110,270         0.01      55,135   12.161      82.64        569
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%   $152,382    7.638%     78.95%       609
==================================================================================================


4. ORIGINAL TERM



                  NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
ORIGINAL           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TERM                  LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

301 - 360             5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
-------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
=================================================================================================


5. REMAINING TERM



                NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
REMAINING        MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TERM                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

301 - 360           5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
-----------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===============================================================================================


6. LIEN



                NUMBER OF                                    AVERAGE      WA   WEIGHTED   WEIGHTED
                 MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS    AVERAGE    AVERAGE
LIEN                LOANS        BALANCE     GROUP LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

First Lien          5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
--------------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
==================================================================================================


7. SEASON



                NUMBER OF                                    AVERAGE      WA   WEIGHTED   WEIGHTED
                 MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS    AVERAGE    AVERAGE
SEASON              LOANS        BALANCE     GROUP LOANS     BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

0                   2,182   $333,989,694           41.85%   $153,066   7.625%     79.18%       607
1                   2,438    372,053,904           46.62     152,606   7.676      78.86        609
2                     465     70,634,677            8.85     151,903   7.553      78.51        617
3                     140     19,200,713            2.41     137,148   7.466      77.97        616
4                       8      1,677,287            0.21     209,661   7.219      79.69        641
5                       2        266,522            0.03     133,261   9.266      86.51        611
6                       1         92,777            0.01      92,777   6.600      80.00        651
7                       1        107,445            0.01     107,445   7.650      80.00        611
--------------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019          100.00%   $152,382   7.638%     78.95%       609
==================================================================================================


8. LTV



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
LTV                   LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

10.00 - 14.99             4   $    167,478         0.02%    $ 41,869   9.557%     13.59%       565
15.00 - 19.99             5        250,688         0.03       50,138   8.265      16.91        548
20.00 - 24.99             7        759,064         0.10      108,438   7.217      22.64        613
25.00 - 29.99            11      1,028,851         0.13       93,532   8.331      28.44        552
30.00 - 34.99            17      2,063,490         0.26      121,382   7.243      31.84        612
35.00 - 39.99            24      3,699,414         0.46      154,142   7.409      38.32        588
40.00 - 44.99            33      5,005,726         0.63      151,689   7.653      42.74        597
45.00 - 49.99            55      9,116,336         1.14      165,752   7.563      47.70        593
50.00 - 54.99            54      7,298,579         0.91      135,159   7.681      52.46        586
55.00 - 59.99            87     14,421,393         1.81      165,763   7.438      57.70        589
60.00 - 64.99           179     27,960,247         3.50      156,202   7.658      63.11        577
65.00 - 69.99           174     33,371,616         4.18      191,791   7.441      67.21        585
70.00 - 74.99           352     57,793,636         7.24      164,186   7.866      72.47        573
75.00 - 79.99           640     93,682,986        11.74      146,380   7.438      78.11        601
80.00 - 84.99         2,408    361,657,088        45.32      150,190   7.342      80.56        623
85.00 - 89.99           437     68,389,772         8.57      156,498   8.219      86.96        599
90.00 - 94.99           592     87,542,056        10.97      147,875   8.349      91.30        615
95.00 - 99.99           135     20,816,443         2.61      154,196   8.598      95.61        628
100.00 - 104.99          23      2,998,155         0.38      130,355   7.879     100.00        675
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


9. CLTV



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
CLTV                  LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

10.00 - 14.99             4   $    167,478         0.02%    $ 41,869   9.557%     13.59%       565
15.00 - 19.99             5        250,688         0.03       50,138   8.265      16.91        548
20.00 - 24.99             7        759,064         0.10      108,438   7.217      22.64        613
25.00 - 29.99            11      1,028,851         0.13       93,532   8.331      28.44        552
30.00 - 34.99            17      2,063,490         0.26      121,382   7.243      31.84        612
35.00 - 39.99            24      3,699,414         0.46      154,142   7.409      38.32        588
40.00 - 44.99            33      5,005,726         0.63      151,689   7.653      42.74        597
45.00 - 49.99            55      9,116,336         1.14      165,752   7.563      47.70        593
50.00 - 54.99            54      7,298,579         0.91      135,159   7.681      52.46        586
55.00 - 59.99            87     14,421,393         1.81      165,763   7.438      57.70        589
60.00 - 64.99           178     27,886,647         3.49      156,667   7.659      63.12        577
65.00 - 69.99           174     33,371,616         4.18      191,791   7.441      67.21        585
70.00 - 74.99           351     57,744,136         7.24      164,513   7.867      72.47        573
75.00 - 79.99           317     53,821,513         6.74      169,784   7.685      76.79        586
80.00 - 84.99           982    147,739,126        18.51      150,447   7.790      81.37        603
85.00 - 89.99           440     69,257,617         8.68      157,404   8.202      86.87        599
90.00 - 94.99           610     90,488,711        11.34      148,342   8.305      90.92        616
95.00 - 99.99           489     67,630,009         8.47      138,303   7.519      84.76        625
100.00 - 104.99       1,399    206,272,624        25.85      147,443   7.058      80.29        637
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


10. OWNER OCCUPANCY



                  NUMBER OF                  PERCENTAGE      AVERAGE      WA   WEIGHTED   WEIGHTED
                   MORTGAGE      PRINCIPAL     OF GROUP    PRINCIPAL   GROSS    AVERAGE    AVERAGE
OWNER OCCUPANCY       LOANS        BALANCE        LOANS      BALANCE     CPN        LTV       FICO
--------------------------------------------------------------------------------------------------

Owner Occupied        5,001   $765,785,359        95.96%    $153,126   7.618%     78.90%       608
Non-Owner
   Occupied             191     23,523,620         2.95      123,160   8.120      77.96        635
Vacation                 45      8,714,040         1.09      193,645   8.061      86.14        635
--------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019       100.00%    $152,382   7.638%     78.95%       609
==================================================================================================


11. PROPERTY TYPE



                NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
PROPERTY         MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TYPE                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------

2-4 Family            220   $ 45,425,406         5.69%   $206,479   7.530%     75.95%       623
Condo                 218     34,502,104         4.32     158,267   7.683      79.40        631
Modular Home            7        919,152         0.12     131,307   9.060      73.08        579
PUD                   521    106,390,920        13.33     204,205   7.374      80.17        616
Single Family       4,238    606,016,833        75.94     142,996   7.689      78.93        606
Townhouse              33      4,768,604         0.60     144,503   7.481      80.67        602
-----------------------------------------------------------------------------------------------
TOTAL:              5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===============================================================================================


12. LOAN PURPOSE



                      NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                       MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
LOAN PURPOSE              LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------

Purchase                  2,431   $325,122,738        40.74%   $133,740   7.399%     81.45%       625
Cash Out Refinance        2,793    471,148,393        59.04     168,689   7.802      77.22        598
Rate/Term Refinance          13      1,751,889         0.22     134,761   7.828      79.56        599
-----------------------------------------------------------------------------------------------------
TOTAL:                    5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
=====================================================================================================


13. RATE TYPE



         NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
RATE      MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
TYPE         LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
----------------------------------------------------------------------------------------

ARM          5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
----------------------------------------------------------------------------------------
TOTAL:       5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
========================================================================================


14. PREPAYMEN FLAG



                   NUMBER OF                  PERCENTAGE     AVERAGE       WA  WEIGHTED   WEIGHTED
PREPAYMEN           MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS   AVERAGE    AVERAGE
FLAG                   LOANS        BALANCE        LOANS     BALANCE      CPN       LTV       FICO
--------------------------------------------------------------------------------------------------

N                      1,620   $243,198,885        30.48%   $150,123    7.831%    78.27%       607
Y                      3,617    554,824,134        69.52     153,393    7.554     79.25        610
--------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019       100.00%   $152,382    7.638%    78.95%       609
==================================================================================================


15. PREPAYMENT PENALTY TERM



                   NUMBER OF                  PERCENTAGE     AVERAGE       WA  WEIGHTED   WEIGHTED
PREPAYMENT          MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS   AVERAGE    AVERAGE
PENALTY TERM           LOANS        BALANCE        LOANS     BALANCE      CPN       LTV       FICO
--------------------------------------------------------------------------------------------------

0                      1,620   $243,198,885        30.48%   $150,123    7.831%    78.27%       607
12                       291     66,304,607         8.31     227,851    7.529     79.04        612
24                     3,220    468,290,894        58.68     145,432    7.597     79.44        608
30                         1        187,333         0.02     187,333    7.250     79.79        624
36                       105     20,041,301         2.51     190,870    6.619     75.38        657
--------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019       100.00%   $152,382    7.638%    78.95%       609
==================================================================================================


16. FICO SCORES



                   NUMBER OF                                    AVERAGE      WA  WEIGHTED   WEIGHTED
                    MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS   AVERAGE    AVERAGE
FICO SCORES            LOANS        BALANCE     GROUP LOANS     BALANCE     CPN       LTV       FICO
----------------------------------------------------------------------------------------------------

500 - 519                343   $ 46,137,598            5.78%   $134,512   8.780%    70.58%       510
520 - 539                397     53,820,756            6.74     135,569   8.635     74.57        530
540 - 559                457     64,579,280            8.09     141,311   8.518     77.08        550
560 - 579                502     68,461,271            8.58     136,377   8.310     79.25        569
580 - 599                926    127,176,606           15.94     137,340   7.707     79.80        589
600 - 619                802    116,539,349           14.60     145,311   7.508     80.08        608
620 - 639                561     91,127,471           11.42     162,438   7.233     80.21        629
640 - 659                523     88,914,523           11.14     170,009   7.087     80.87        649
660 - 679                281     51,519,065            6.46     183,342   7.140     81.87        668
680 - 699                180     35,527,133            4.45     197,373   6.748     79.59        688
700 - 719                119     23,688,125            2.97     199,060   6.702     81.67        709
720 - 739                 54     11,158,747            1.40     206,643   6.466     79.54        729
740 - 759                 45      9,114,267            1.14     202,539   6.330     75.42        749
760 - 779                 22      5,388,914            0.68     244,951   6.621     82.95        770
780 - 799                 23      4,479,915            0.56     194,779   6.219     71.19        787
800 - 819                  2        390,000            0.05     195,000   6.144     73.76        807
----------------------------------------------------------------------------------------------------
TOTAL:                 5,237   $798,023,019          100.00%   $152,382   7.638%    78.95%       609
====================================================================================================


17. STATE



                 NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
STATE                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

Alabama                 62   $  5,897,100         0.74%   $ 95,115   7.933%     83.12%       613
Arizona                257     44,291,754         5.55     172,341   7.242      79.98        628
Arkansas                27      2,234,626         0.28      82,764   9.119      86.75        613
California             379    104,018,883        13.03     274,456   6.966      74.03        623
Colorado               132     22,876,367         2.87     173,306   6.674      81.22        634
Connecticut             91     14,797,547         1.85     162,610   8.196      78.56        599
Delaware                11      1,620,450         0.20     147,314   8.483      81.92        590
Florida                550     93,947,019        11.77     170,813   7.771      79.00        606
Georgia                153     19,036,608         2.39     124,422   7.679      80.73        608
Idaho                    3        334,690         0.04     111,563   7.514      83.89        661
Illinois               260     40,184,605         5.04     154,556   7.397      80.62        616
Indiana                144     11,284,694         1.41      78,366   7.986      82.98        588
Iowa                    39      3,081,688         0.39      79,018   8.557      83.37        588
Kansas                  32      2,875,361         0.36      89,855   8.584      82.41        598
Kentucky                67      6,080,977         0.76      90,761   7.750      81.72        599
Louisiana               98      9,377,179         1.18      95,685   7.586      80.75        598
Maine                   49      5,348,116         0.67     109,145   8.730      77.05        592
Maryland               122     26,482,926         3.32     217,073   7.534      78.46        598
Massachusetts          163     37,208,011         4.66     228,270   7.577      73.99        617
Michigan               316     34,422,564         4.31     108,932   7.961      80.67        612
Minnesota               69     10,871,417         1.36     157,557   8.108      78.81        600
Mississippi             47      3,737,117         0.47      79,513   8.193      85.52        587
Missouri               124     10,726,739         1.34      86,506   8.212      83.32        589
Nebraska                22      1,872,212         0.23      85,101   8.322      84.58        615
Nevada                 143     30,636,679         3.84     214,243   7.471      80.15        625
New Hampshire           71     10,703,096         1.34     150,748   7.934      79.00        620
New Jersey             108     22,964,034         2.88     212,630   8.183      74.35        598
New Mexico              10      1,081,205         0.14     108,121   7.404      80.75        618
New York               141     34,888,994         4.37     247,440   7.506      77.19        604
North Carolina         176     18,583,209         2.33     105,586   7.929      80.87        589
Ohio                   387     35,809,228         4.49      92,530   8.287      82.68        593
Oklahoma                14      1,140,390         0.14      81,456   8.576      84.99        594
Oregon                  25      4,170,750         0.52     166,830   7.423      79.55        620
Pennsylvania            72      8,003,505         1.00     111,160   8.292      81.45        582
Rhode Island            71     14,598,757         1.83     205,616   7.586      75.61        606
South Carolina          71      7,254,105         0.91     102,170   8.574      83.70        591
South Dakota             2        203,300         0.03     101,650   9.159      82.43        548
Tennessee               83      7,750,015         0.97      93,374   8.417      83.93        598
Texas                  313     37,049,816         4.64     118,370   7.562      82.10        604
Utah                    21      2,847,105         0.36     135,576   6.826      81.79        635
Vermont                 30      3,849,807         0.48     128,327   8.530      74.61        597
Washington              70     12,023,187         1.51     171,760   6.845      80.56        622
Virginia               130     22,283,265         2.79     171,410   7.894      79.14        595
West Virginia            3        164,879         0.02      54,960   8.840      85.44        574
Wisconsin               76      9,195,253         1.15     120,990   8.537      78.96        595
Wyoming                  3        213,793         0.03      71,264   7.447      82.82        615
------------------------------------------------------------------------------------------------
TOTAL:               5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
================================================================================================


18. DOCUMENTATION



                            NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
DOCUMENTATION                   LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------------

Alternative Documentation         120   $ 22,287,360         2.79%   $185,728   7.748%     82.17%       609
Full Documentation              3,620    497,068,453        62.29     137,312   7.569      79.38        601
Stated Documentation            1,494    277,939,906        34.83     186,037   7.755      77.93        624
NINA                                3        727,300         0.09     242,433   6.969      75.34        666
-----------------------------------------------------------------------------------------------------------
TOTAL:                          5,237   $798,023,019       100.00%   $152,382   7.638%     78.95%       609
===========================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:51

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,610 RECORDS
                        BORROWERS WITH MORE THAN ONE LOAN
                              BALANCE: 235,074,510

SELECTION CRITERIA: BORROWERS WITH MORE THAN ONE LOAN

1.   FICO SCORES
2.   DOCUMENTATION
3.   Debt-to-Income Ratio (DTI)

1. FICO SCORES



                   NUMBER OF           AGGREGATE      % OF AGGREGATE             AVERAGE       WA              WA               WA
FICO SCORES   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   COUPON   ORIGINAL TERM   REMAINING TERM
----------------------------------------------------------------------------------------------------------------------------------

551 - 575                 68        6,934,265.38                2.95          101,974.49    8.169             360              359
576 - 600                751       56,915,631.83               24.21           75,786.46    8.011             351              350
601 - 625                591       46,808,189.73               19.91           79,201.67    7.785             351              350
626 - 650                489       43,597,496.92               18.55           89,156.44    7.697             349              348
651 - 675                377       39,976,951.88               17.01          106,039.66    7.742             348              347
676 - 700                157       19,823,096.53                8.43          126,261.76    7.598             346              345
701 - 725                 96       11,365,906.33                4.84          118,394.86    7.812             352              351
726 - 750                 41        4,960,277.91                2.11          120,982.39    7.495             348              347
751 - 775                 24        3,169,905.86                1.35          132,079.41    7.202             342              341
776 - 800                 16        1,522,787.76                0.65           95,174.24    7.395             357              357
----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,610      235,074,510.13              100.00           90,066.86    7.796             350              349
==================================================================================================================================

                     WA              WA             WA   % CASHOUT    % OWNER           WA
FICO SCORES   SEASONING   LOAN-TO-VALUE   COMBINED LTV        REFI   OCCUPIED   FICO SCORE
------------------------------------------------------------------------------------------

551 - 575             1           83.97          99.99       24.01     100.00       567.87
576 - 600             1           83.95          99.86       11.80     100.00       589.46
601 - 625             1           83.87          99.72       18.53     100.00       612.34
626 - 650             1           83.88          99.69       24.25     100.00       638.51
651 - 675             1           83.89          99.71       26.38     100.00       661.72
676 - 700             1           83.90          99.76       19.89     100.00       686.66
701 - 725             1           83.79         100.00       16.31     100.00       712.27
726 - 750             1           84.02          99.48        5.97     100.00       740.68
751 - 775             1           83.75          99.24        7.88     100.00       764.47
776 - 800             1           83.84          99.81        0.00     100.00       785.92
------------------------------------------------------------------------------------------
Total:                1           83.90          99.76       18.94     100.00       635.72
==========================================================================================


Minimum: 560
Maximum: 795
Weighted Average: 635.7

2. DOCUMENTATION



                       NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
                        MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
DOCUMENTATION              LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------------

Full Documentation         2,075   171,352,380.89            72.89    82,579.46    7.785        351         350
Stated Documentation         481    58,262,835.98            24.78   121,128.56    7.871        348         347
Alternative
   Documentation              54     5,459,293.26             2.32   101,098.02    7.367        345         344
---------------------------------------------------------------------------------------------------------------
TOTAL:                     2,610   235,074,510.13           100.00    90,066.86    7.796        350         349
===============================================================================================================

                                         WA         WA           %          %       WA
                              WA   LOAN-TO-   COMBINED     CASHOUT      OWNER     FICO
DOCUMENTATION          SEASONING      VALUE        LTV        REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------------------

Full Documentation             1      83.93      99.81       19.35     100.00   619.55
Stated Documentation           1      83.76      99.64       17.21     100.00   681.73
Alternative
   Documentation               1      84.28      99.66       24.33     100.00   652.51
--------------------------------------------------------------------------------------
TOTAL:                         1      83.90      99.76       18.94     100.00   635.72
======================================================================================


3. DEBT-TO-INCOME RATIO (DTI)



                       NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
DEBT-TO-INCOME RATIO    MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
(DTI)                      LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------------

5.01 - 10.00                   6       695,674.69             0.30   115,945.78    7.492        360         359
10.01 - 15.00                  9       826,461.56             0.35    91,829.06    7.981        351         350
15.01 - 20.00                 32     2,497,811.42             1.06    78,056.61    7.883        352         351
20.01 - 25.00                 80     6,934,786.20             2.95    86,684.83    7.924        352         351
25.01 - 30.00                137    10,447,747.93             4.44    76,260.93    7.913        352         351
30.01 - 35.00                291    22,329,879.58             9.50    76,734.98    7.898        349         349
35.01 - 40.00                486    43,018,084.49            18.30    88,514.58    7.787        346         345
40.01 - 45.00                563    50,775,454.05            21.60    90,187.31    7.836        351         351
45.01 - 50.00                808    80,222,604.19            34.13    99,285.40    7.727        350         350
50.01 - 55.00                195    17,178,455.83             7.31    88,094.65    7.758        350         349
55.01 - 60.00                  3       147,550.19             0.06    49,183.40    8.196        313         313
---------------------------------------------------------------------------------------------------------------
TOTAL:                     2,610   235,074,510.13           100.00    90,066.86    7.796        350         349
===============================================================================================================

                                         WA         WA           %          %       WA
DEBT-TO-INCOME RATIO          WA   LOAN-TO-   COMBINED     CASHOUT      OWNER     FICO
(DTI)                  SEASONING      VALUE        LTV        REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------------------

5.01 - 10.00                   1      85.11     100.00       35.19     100.00   637.54
10.01 - 15.00                  1      84.51     100.00       51.30     100.00   636.93
15.01 - 20.00                  1      84.05      99.99       14.55     100.00   650.31
20.01 - 25.00                  1      83.98      99.25       16.50     100.00   633.84
25.01 - 30.00                  1      83.84      99.50       15.89     100.00   641.77
30.01 - 35.00                  1      84.05      99.77       20.23     100.00   631.18
35.01 - 40.00                  1      83.85      99.80       17.31     100.00   634.12
40.01 - 45.00                  1      83.91      99.81       16.05     100.00   638.39
45.01 - 50.00                  1      83.88      99.78       20.25     100.00   636.96
50.01 - 55.00                  1      83.77      99.73       24.42     100.00   626.35
55.01 - 60.00                  0      86.34     100.00       85.39     100.00   688.69
--------------------------------------------------------------------------------------
TOTAL:                         1      83.90      99.76       18.94     100.00   635.72
======================================================================================


WA DTI: 41.533

(1)  Note: Weighted Average FICO Score only includes scores >= 350 and <= 850.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:49

-------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1.  Summary- Aggregate
2.  Documentation
3.  Loan Type
4.  FICO
5.  Outstanding Principal Balance
6.  Lien Position
7.  LTV
8.  CLTV
9.  Coupon-ARM
10. Coupon-Fixed Rate

1. SUMMARY- AGGREGATE

WA FICO: 616
FICO stdev: 56.11
FICO < 500%: 0.00
FICO < 560%: 18.22
FICO not available %: 0.00
10th Percentile FICO: 537
90th Percentile FICO: 683
Wtd Avg LTV(2): 79.42
LTV(2) >80%: 31.59
CLTV: 84.90
% With Silent 2nds: 27.71
10th Percentile LTV(2): 65.41
90th Percentile LTV(2): 100.00
Full Doc %: 63.86
Loan Bal avg: 129,628.20
Wtd Avg DTI: 40.49
DTI > 45%: 37.30
Purch %: 38.97
Cash Out %: 60.00
Fixed %: 19.23
3 yr ARM >= %: 3.30
WAC: 7.728
WAC stdev: 1.64
1st Lien %: 95.02
CA%: 12.44
Single Family %: 76.49
Invt Prop: 2.94
MH%: 0.12
IO%: 20.07
2 Yr IO%: 0.00
IO non-Full Doc %: 8.07
2-4 Fam %: 5.66
Prim Occ %: 96.11

*$100K Bal %: 22.21 **2-yr Prepay Penalty %: 48.55
Loan Count: 7,622

2. DOCUMENTATION



                            WA     WA     WA                                                 INVT
DOCUMENTATION              LTV   CLTV   FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

Full Documentation       79.93   86.2    608   7.692   630,942,615.42    63.86     39.84     2.32
Non Full Documentation   78.51   82.6    629    7.79   357,083,522.87    36.14     37.41     4.04
-------------------------------------------------------------------------------------------------
TOTAL:                   79.42   84.9    616   7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                            1ST   % WITH            FULL           WTD AVG     DTI
DOCUMENTATION            LIEN %   S.2NDS    CA %   DOC %    IO %       DTI  % > 45
----------------------------------------------------------------------------------

Full Documentation        94.26    31.61   10.02     100   18.79   40.56      38.1
Non Full Documentation    96.36    20.83   16.71       0   22.33   40.36     35.89
----------------------------------------------------------------------------------
TOTAL:                    95.02    27.71   12.44   63.86   20.07   40.49      37.3
==================================================================================


3. LOAN TYPE



                                                                                         INVT
LOAN TYPE     WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
---------------------------------------------------------------------------------------------

2/28 ARM       78.79     83.68       598   7.882   586,175,898.40    59.33     36.44     3.91
2/28 ARM-IO    80.24     91.65       638   6.988   179,251,731.43    18.14     58.68        0
3/27 ARM       76.61     81.17       624   7.287    14,799,218.31      1.5     21.36     1.65
3/27 ARM-IO    73.05     75.43       666    6.51    11,543,880.68     1.17     13.42        0
5/25 ARM       75.61     75.61       708   6.102     3,969,490.46      0.4      3.34     8.91
5/25 ARM-IO    68.29     77.45       679   6.644     2,282,800.00     0.23     66.27        0
BALLOON        97.94     97.94       644   10.42     8,048,252.15     0.81     80.43        0
FIXED          80.79     82.85       642   8.049   176,745,044.28    17.89     29.91     3.12
FIXED-IO       75.72     80.66       664   6.401     5,209,822.58     0.53     10.34        0
---------------------------------------------------------------------------------------------
TOTAL:         79.42      84.9       616   7.728   988,026,138.29      100     38.97    2.94
=============================================================================================

              1ST LIEN   % WITH           FULL DOC           WTD AVG   DTI %>
LOAN TYPE            %   S.2NDS    CA %          %    IO %       DTI       45
-----------------------------------------------------------------------------

2/28 ARM           100    24.75    9.02       63.3       0     40.54    38.23
2/28 ARM-IO        100    57.51   23.22      59.82     100     41.56    39.86
3/27 ARM           100    22.79    19.1      60.62       0     39.32    30.11
3/27 ARM-IO        100    11.88   39.86      59.15     100     39.81    32.12
5/25 ARM           100        0   11.71      57.66       0     35.56    18.01
5/25 ARM-IO        100    45.77    71.3      31.22     100     37.11    13.91
BALLOON           8.71        0    16.1      52.58       0     40.18    34.37
FIXED            76.34     10.5    9.59      71.21       0     39.52    33.77
FIXED-IO           100    24.76   11.77      72.48     100     40.01    25.75
-----------------------------------------------------------------------------
TOTAL:           95.02    27.71   12.44      63.86   20.07     40.49     37.3
=============================================================================


4. FICO



                                                                                       INVT
FICO        WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------

0 - 559      74.32     74.32       533   8.647   179,984,547.10    18.22     15.83     1.88
560 - 599    80.38     86.48       582   8.099   228,410,544.83    23.12     44.18     1.82
600 - 639    80.74     87.57       618   7.582   255,005,525.93    25.81     44.19     2.95
640 - 679    81.76     89.59       657   7.333   184,752,574.82     18.7     45.86      3.5
680 >=       78.89     84.86       717   6.725   139,872,945.61    14.16      41.6     5.35
-------------------------------------------------------------------------------------------
Total:       79.42      84.9       616   7.728   988,026,138.29      100     38.97     2.94
===========================================================================================

            1ST LIEN   % WITH           FULL DOC           WTD AVG   DTI %>
FICO               %   S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------

0 - 559          100        0   10.62      69.44       0      40.4    38.57
560 - 599      94.43    30.66    8.48      72.75   16.88      40.5    37.21
600 - 639      94.03    34.54      13      70.74    27.6     40.98    38.38
640 - 679      92.72    39.74   12.99       50.6   28.53     40.95    37.92
680 >=         94.45    30.23   19.47      47.12    26.2     39.04    33.02
---------------------------------------------------------------------------
TOTAL:         95.02    27.71   12.44      63.86   20.07     40.49     37.3
===========================================================================


5. OUTSTANDING PRINCIPAL BALANCE



OUTSTANDING PRINCIPAL BALANCE   WA LTV   WA CLTV   WA FICO     WAC             BAL.   % BAL.   PURCH %   INVT PROP %
--------------------------------------------------------------------------------------------------------------------

<= 79,999.99                     84.98     88.87       604   9.174   143,015,794.16    14.47     60.77          4.71
80,000.00 - 99,999.99            79.52     86.67       605   8.084    76,456,917.56     7.74     52.17           3.2
100,000.00 >=                    78.37     83.98       619   7.423   768,553,426.57    77.79     33.59          2.58
--------------------------------------------------------------------------------------------------------------------
TOTAL:                           79.42      84.9       616   7.728   988,026,138.29      100     38.97          2.94
====================================================================================================================

                                             % WITH                                WTD AVG
OUTSTANDING PRINCIPAL BALANCE   1ST LIEN %   S.2NDS    CA %   FULL DOC %    IO %       DTI   DTI %> 45
------------------------------------------------------------------------------------------------------

<= 79,999.99                          69.6    19.49    2.51        78.93    3.08     37.95       30.43
80,000.00 - 99,999.99                95.66    35.93    2.13        78.27   10.41     38.86       30.05
100,000.00 >=                        99.69    28.43   15.31        59.62   24.19     41.12        39.3
------------------------------------------------------------------------------------------------------
TOTAL:                               95.02    27.71   12.44        63.86   20.07     40.49        37.3
======================================================================================================


6. LIEN POSITION



LIEN POSITION   WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   INVT PROP %
-----------------------------------------------------------------------------------------------------

First Lien       78.35     84.12       614     7.57   938,852,969.77    95.02     36.86          3.09
Second Lien      99.82     99.82       635   10.731    49,173,168.52     4.98     79.17             0
-----------------------------------------------------------------------------------------------------
TOTAL:           79.42      84.9       616    7.728   988,026,138.29      100     38.97          2.94
=====================================================================================================

                             % WITH                                  WTD AVG
LIEN POSITION   1ST LIEN %   S.2NDS    CA %   FULL DOC %     IO %        DTI   DTI %> 45
----------------------------------------------------------------------------------------

First Lien             100    29.17   12.54        63.35    21.12      40.43       37.09
Second Lien              0        0   10.47        73.59        0      41.46       41.37
----------------------------------------------------------------------------------------
TOTAL:               95.02    27.71   12.44        63.86    20.07      40.49        37.3
========================================================================================


7. LTV



                                                                                             INVT
LTV              WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

<= 80.00           74.2     82.21       616    7.314   675,859,531.16    68.41     41.53     2.64
80.01 - 85.00     84.48     84.52       590    8.174    96,872,673.25      9.8     15.93     4.84
85.01 - 90.00     89.67     89.67       620    8.142   108,966,741.27    11.03     27.64     5.86
90.01 - 95.00     94.72     94.72       623    8.622    50,806,467.11     5.14     35.11     0.25
95.01 - 100.00    99.93     99.93       641   10.346    55,520,725.50     5.62     73.69        0
-------------------------------------------------------------------------------------------------
TOTAL:            79.42      84.9       616    7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                 1ST LIEN    % WITH           FULL DOC           WTD AVG   DTI %>
LTV                     %    S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------------

<= 80.00              100     40.49   14.31      62.89   23.76     40.45    37.06
80.01 - 85.00       99.98      0.21   11.75      64.82    12.7     40.06    34.86
85.01 - 90.00       99.94         0       7      58.57   18.54     40.63    41.03
90.01 - 95.00       98.16         0    4.45      71.95   10.29     40.25    31.78
95.01 - 100.00       13.3         0    8.85       76.9       0     41.55    42.21
---------------------------------------------------------------------------------
TOTAL:              95.02     27.71   12.44      63.86   20.07     40.49     37.3
=================================================================================


8. CLTV



                                                                                             INVT
CLTV             WA LTV   WA CLTV   WA FICO      WAC             BAL.   % BAL.   PURCH %   PROP %
-------------------------------------------------------------------------------------------------

<= 80.00          70.28     70.28       603    7.492   402,308,475.44    40.72     16.04     4.43
80.01 - 85.00     84.47     84.49       590    8.175    96,813,909.53      9.8     15.74     4.84
85.01 - 90.00     89.58     89.67       621    8.131   109,898,143.22    11.12      27.8     5.81
90.01 - 95.00     92.84     94.71       627    8.392    58,162,184.91     5.89     34.22     0.22
95.01 - 100.00    83.44     99.94       636    7.632   319,992,359.67    32.39     79.38        0
100.01 >=         80.03    100.15       639    6.768       851,065.52     0.09     91.59        0
-------------------------------------------------------------------------------------------------
TOTAL:            79.42      84.9       616    7.728   988,026,138.29      100     38.97     2.94
=================================================================================================

                 1ST LIEN    % WITH           FULL DOC           WTD AVG   DTI %>
CLTV                    %    S.2NDS    CA %          %    IO %       DTI       45
---------------------------------------------------------------------------------

<= 80.00               100     0.02   17.54      56.14   13.36     39.68    34.86
80.01 - 85.00        99.98     0.15   11.76      64.72   12.71     40.07    34.88
85.01 - 90.00        99.94     0.85     7.6      58.53   18.78     40.58    40.78
90.01 - 95.00        98.39    12.65    6.05      69.03   12.52     40.19    31.77
95.01 - 100.00       84.96    82.65    9.09      74.25   32.55     41.64    40.95
100.01 >=              100      100       0      42.24   18.28     39.52    20.66
---------------------------------------------------------------------------------
TOTAL:               95.02    27.71   12.44      63.86   20.07     40.49     37.3
=================================================================================


9. COUPON-ARM



                                                                                    INVT
COUPON-ARM     WA LTV  WA CLTV  WA FICO     WAC            BAL.   % BAL. PURCH %  PROP %
----------------------------------------------------------------------------------------

<= 8.00         78.08    86.61      626   6.937  533,895,789.06    66.9    46.69     2.3
8.01 - 9.00     80.76    83.87      587   8.505  139,763,279.07   17.51    37.43     3.6
9.01 - 10.00    80.34    80.74      563   9.519  100,312,679.77   12.57    20.12    4.31
10.01 - 11.00   81.87    81.91      557  10.287   23,452,314.91    2.94     13.1    7.04
11.01 - 12.00   84.15    84.15      586  11.361      488,686.92    0.06    43.44   42.65
12.01 - 13.00   82.64    82.64      569  12.161      110,269.55    0.01    46.06   46.06
----------------------------------------------------------------------------------------
TOTAL:          78.95    85.25      609   7.638  798,023,019.28     100    40.74    2.95
========================================================================================

               1ST LIEN  % WITH          FULL         WTD AVG  DTI %>
COUPON-ARM            %  S.2NDS    CA%  DOC %   IO %      DTI      45
---------------------------------------------------------------------

<= 8.00             100   43.08   16.1  63.89  32.67    40.95   39.18
8.01 - 9.00         100   15.62   9.41  58.57  10.59    40.39    37.8
9.01 - 10.00        100    2.06   4.91  59.33   3.78    40.01   33.64
10.01 - 11.00       100    0.22      0  61.35   0.26    39.98   37.52
11.01 - 12.00       100       0      0   30.7      0    41.32    32.4
12.01 - 13.00       100       0      0  53.94      0    44.19       0
---------------------------------------------------------------------
TOTAL:              100   31.83  13.03  62.29  24.19     40.7   38.19
=====================================================================


10. COUPON-FIXED RATE



                                                                                      INVT
COUPON-FIXED RATE  WA LTV  WA CLTV  WA FICO     WAC            BAL.  % BAL.  PURCH %  PROP%
-------------------------------------------------------------------------------------------

<= 8.00             73.94    77.01      662   6.608  109,228,839.49    57.49   13.26   3.66
8.01 - 9.00         77.82    80.56      595   8.489   17,763,135.97     9.35   26.64   3.83
9.01 - 10.00         89.3    89.63      616   9.704   17,349,953.19     9.13   44.44   3.14
10.01 - 11.00       97.87    97.87      624  10.601   33,434,567.17     17.6   79.89    0.2
11.01 - 12.00       95.96    95.96      611  11.449    7,775,847.47     4.09   67.74   2.28
12.01 - 13.00       97.73    97.73      637  12.469    4,450,775.72     2.34   21.86   0.82
-------------------------------------------------------------------------------------------
TOTAL:              81.38    83.42      642   8.104  190,003,119.01      100   31.51    2.9
===========================================================================================

                      1ST  % WITH         FULL        WTD AVG  DTI %>
COUPON-FIXED RATE  LIEN %  S.2NDS   CA%  DOC %  IO %      DTI      45
---------------------------------------------------------------------

<= 8.00             99.98   15.68  12.1  68.93  4.72     39.2   31.93
8.01 - 9.00         97.45   13.72  3.09  71.97  0.33    37.39   25.74
9.01 - 10.00        53.35    1.65  9.57  73.85     0    40.49   39.79
10.01 - 11.00        8.93       0  8.75  71.42     0    40.75   37.74
11.01 - 12.00       21.95       0  5.97  74.39     0    39.77   32.17
12.01 - 13.00        8.27       0  0.79  74.64     0    44.19   52.26
---------------------------------------------------------------------
TOTAL:              74.12   10.45  9.92  70.46  2.74    39.56   33.58
=====================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com

                           8/9/2005 16:50

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. COMBINED LOAN-TO-VALUE RATIO

1. COMBINED LOAN-TO-VALUE RATIO



COMBINED            NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA          WA
LOAN-TO-VALUE        MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
RATIO                   LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------------

50.000 <=                 241    30,228,718.21             3.06   125,430.37    7.447        344         343
50.001 - 60.000           229    33,802,225.44             3.42   147,607.97    7.303        345         344
60.001 - 70.000           615   103,633,091.52            10.49   168,509.09    7.509        355         354
70.001 - 75.000           471    75,641,145.03             7.66   160,596.91    7.709        357         356
75.001 - 80.000         1,022   159,003,295.24            16.09   155,580.52    7.425        355         354
80.001 - 85.000           650    96,813,909.53             9.80   148,944.48    8.175        359         358
85.001 - 90.000           711   109,898,143.22            11.12   154,568.42    8.131        359         358
90.001 - 95.000           417    58,162,184.91             5.89   139,477.66    8.392        358         357
95.001 - 100.000        3,261   319,992,359.67            32.39    98,127.07    7.632        352         351
100.001 - 110.000           5       851,065.52             0.09   170,213.10    6.768        360         359
------------------------------------------------------------------------------------------------------------
TOTAL:                  7,622   988,026,138.29           100.00   129,628.20    7.728        354         354
============================================================================================================

COMBINED                              WA         WA         %          %      WA
LOAN-TO-VALUE              WA   LOAN-TO-   COMBINED   CASHOUT      OWNER    FICO
RATIO               SEASONING      VALUE        LTV      REFI   OCCUPIED   SCORE
--------------------------------------------------------------------------------

50.000 <=                   1      41.18      41.18      94.2       95.2     606
50.001 - 60.000             1      56.19      56.19      95.8       93.9     610
60.001 - 70.000             1      66.41      66.41      92.8       94.7     591
70.001 - 75.000             1      74.09      74.09      93.8       94.1     585
75.001 - 80.000             1      79.51      79.52      67.6       95.9     616
80.001 - 85.000             1      84.47      84.49      84.0       92.9     590
85.001 - 90.000             1      89.58      89.67      71.9       90.6     621
90.001 - 95.000             1      92.84      94.71      65.1       98.0     627
95.001 - 100.000            1      83.44      99.94      18.4      100.0     636
100.001 - 110.000           1      80.03     100.15       8.4      100.0     639
--------------------------------------------------------------------------------
TOTAL:                      1      79.42      84.90      60.0       96.1     616
================================================================================


Weighted Average CLTV: 84.90
Minimum CLTV: 10.70
Maximum CLTV: 100.24

THE CSFB METHOD DOES NOT INCLUDE SILENT SECOND INFORMATION. THE CSFB METHOD IS
WHAT IS USED IN THE PROSPECTUS. THE RULE OF THUMB IS THAT FOR FIRST LIENS THE
LTV IS SHOWN (NO SILENT SECONDS INCLUDED) WHILE THE CLTV IS SHOWN FOR SECOND
LIENS.

IT IS IMPORTANT TO NOTE THAT FOR RATING AGENCY TAPES LTV'S AND CLTV'S THAT ARE
PROVIDED BY ISSUERS MIGHT NEED TO BE MANIPULATED BY CSFB IN ORDER TO SATISFY THE
RATING AGENCY REQUIREMENTS. THIS INCLUDES AND IS NOT LIMITED TO SHARING SILENT
SECOND INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 17:14

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1.   Remaining Balance
2.   FICO
3.   LTV
4.   Cash out
5.   2-4 Family
6.   Investment and 2nd Home
7.   State
8.   Documentation
9.   IO
10.  LIEN
11.  Loans with Silent Seconds

1. REMAINING BALANCE



                         NUMBER OF                             AVG   % OF GROUP
REMAINING BALANCE            LOANS          BALANCE        BALANCE      BALANCE      WAC   WARM   FICO     LTV
--------------------------------------------------------------------------------------------------------------

0.01 - 50000.00              1,458    46,009,526.06      31,556.60         4.66   10.314    323    610   91.84
50000.01 - 70000.00            959    58,470,203.21      60,969.97         5.92    8.911    345    601   82.21
70000.01 - 75000.00            263    19,055,625.23      72,454.85         1.93    8.212    345    601   81.04
75000.01 - 100000.00         1,118    98,037,357.22      87,689.94         9.92    8.097    352    603   79.67
100000.01 - 200000.00        2,451   349,826,559.64     142,728.09        35.41    7.674    357    612   78.24
200000.01 - 300000.00          858   206,189,322.94     240,313.90        20.87    7.353    357    619   78.09
300000.01 - 400000.00          317   109,104,829.43     344,179.27        11.04    7.146    356    625   79.02
400000.01 - 500000.00          133    59,227,474.31     445,319.36         5.99    6.928    358    642   79.68
500000.01 - 1000000.00          61    37,167,712.37     609,306.76         3.76    7.159    359    628   77.71
1000000.01 >=                    4     4,937,527.88   1,234,381.97         0.50    6.633    329    656   76.05
--------------------------------------------------------------------------------------------------------------
TOTAL:                       7,622   988,026,138.29     129,628.20       100.00    7.728    354    616   79.42
==============================================================================================================

                                         % OF FULL   % OF PRIMARY OWNER (EXCLUDING   % SINGLE    % IO         %
REMAINING BALANCE         CLTV     DTI         DOC                   SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------------------

0.01 - 50000.00          91.92   38.18       82.10                           95.73      84.18    0.20     25.77
50000.01 - 70000.00      86.77   37.75       74.21                           92.87      85.01    4.08     39.88
70000.01 - 75000.00      88.05   38.22       81.77                           97.34      90.12    6.47     36.22
75000.01 - 100000.00     86.97   38.66       79.13                           96.29      84.38    9.43     44.96
100000.01 - 200000.00    84.91   40.41       68.03                           97.32      78.85   16.96     59.66
200000.01 - 300000.00    83.69   41.52       57.72                           95.81      73.45   25.95     68.95
300000.01 - 400000.00    83.72   41.99       50.12                           95.87      67.91   29.91     72.80
400000.01 - 500000.00    82.57   42.82       48.77                           97.67      69.11   42.64     78.34
500000.01 - 1000000.00   81.09   41.36       39.70                           88.49      60.85   32.82     70.29
1000000.01 >=            76.05   34.07       25.87                          100.00      50.83   49.17     77.15
---------------------------------------------------------------------------------------------------------------
TOTAL:                   84.90   40.49       63.86                           96.11      76.49   20.07     60.00
===============================================================================================================


2. FICO



            NUMBER                                    % OF                                                  % OF
                OF                           AVG     GROUP                                                  FULL
FICO         LOANS          BALANCE      BALANCE   BALANCE     WAC   WARM   FICO     LTV    CLTV     DTI     DOC
----------------------------------------------------------------------------------------------------------------

<= 599       3,381   408,395,091.93   120,791.21     41.33   8.340    356    561   77.71   81.12   40.46   71.29
600 - 619    1,201   138,558,915.84   115,369.62     14.02   7.734    354    609   80.78   87.72   41.21   74.36
620 - 639      877   116,446,610.09   132,778.35     11.79   7.402    354    629   80.68   87.40   40.71   66.44
640 - 659      829   112,805,811.92   136,074.56     11.42   7.334    351    649   81.73   89.77   40.81   51.21
660 - 679      497    71,946,762.90   144,762.10      7.28   7.332    351    669   81.81   89.30   41.16   49.63
680 - 699      324    52,454,890.80   161,897.81      5.31   6.947    350    688   79.22   86.01   40.33   41.72
700 - 719      210    33,615,796.06   160,075.22      3.40   6.785    349    709   80.73   87.29   38.69   43.73
720 >=         303    53,802,258.75   177,565.21      5.45   6.472    348    750   77.42   82.21   37.99   54.52
----------------------------------------------------------------------------------------------------------------
TOTAL:       7,622   988,026,138.29   129,628.20    100.00   7.728    354    616   79.42   84.90   40.49   63.86
================================================================================================================

                % OF PRIMARY        %
            OWNER (EXCLUDING   SINGLE    % IO         %
FICO           SECOND HOMES)   FAMILY   LOANS   CASHOUT
-------------------------------------------------------

<= 599                 97.42    79.73    9.44     67.72
600 - 619              97.26    76.96   26.74     52.31
620 - 639              95.44    79.28   28.63     57.96
640 - 659              95.00    73.54   29.07     51.57
660 - 679              95.24    73.16   27.70     53.27
680 - 699              92.84    63.13   25.32     51.96
700 - 719              93.84    71.23   29.96     58.38
720 >=                 92.71    71.61   24.70     61.14
-------------------------------------------------------
TOTAL:                 96.11    76.49   20.07     60.00
=======================================================


3. LTV



                 NUMBER                                    % OF                                                   % OF
                     OF                           AVG     GROUP                                                   FULL
LTV               LOANS          BALANCE      BALANCE   BALANCE      WAC   WARM   FICO     LTV    CLTV     DTI     DOC
----------------------------------------------------------------------------------------------------------------------

0.01 - 79.99      2,142   329,498,105.40   153,827.31     33.35    7.430    353    601   68.11   70.72   40.00   61.20
80.00 - 80.00     2,335   346,361,425.76   148,334.66     35.06    7.204    357    630   80.00   93.14   40.88   64.51
80.01 - 85.00       651    96,872,673.25   148,805.95      9.80    8.174    358    590   84.48   84.52   40.06   64.82
85.01 - 90.00       707   108,966,741.27   154,125.52     11.03    8.142    358    620   89.67   89.67   40.63   58.57
90.01 - 95.00       385    50,806,467.11   131,964.85      5.14    8.622    357    623   94.72   94.72   40.25   71.95
95.01 - 100.00    1,402    55,520,725.50    39,601.09      5.62   10.346    316    641   99.93   99.93   41.55   76.90
----------------------------------------------------------------------------------------------------------------------
TOTAL:            7,622   988,026,138.29   129,628.20    100.00    7.728    354    616   79.42   84.90   40.49   63.86
======================================================================================================================

                     % OF PRIMARY        %
                 OWNER (EXCLUDING   SINGLE    % IO         %
LTV                 SECOND HOMES)   FAMILY   LOANS   CASHOUT
------------------------------------------------------------

0.01 - 79.99                95.52    76.44   14.67     81.95
80.00 - 80.00               98.49    75.22   32.40     35.39
80.01 - 85.00               92.89    78.93   12.70     83.79
85.01 - 90.00               90.48    77.26   18.54     72.02
90.01 - 95.00               97.67    81.95   10.29     64.16
95.01 - 100.00             100.00    73.99    0.00     14.35
------------------------------------------------------------
TOTAL:                      96.11    76.49   20.07     60.00
============================================================


4. CASH OUT



                       NUMBER OF                           AVG   % OF GROUP
CASH OUT                   LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
---------------------------------------------------------------------------------------------------------

Refinance - Cash Out       3,680   592,801,815.66   161,087.45        60.00   7.690    354    608   76.72
Other                      3,942   395,224,322.63   100,259.85        40.00   7.784    354    627   83.46
---------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
=========================================================================================================

                                                            % OF
                                                         PRIMARY
                                                           OWNER
                                       % OF FULL      (EXCLUDING   % SINGLE    % IO         %
CASH OUT                CLTV     DTI         DOC   SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------

Refinance - Cash Out   78.57   40.33       62.81           95.50      78.49   15.10    100.00
Other                  94.39   40.72       65.44           97.02      73.50   27.53      0.00
---------------------------------------------------------------------------------------------
TOTAL:                 84.90   40.49       63.86           96.11      76.49   20.07     60.00
=============================================================================================


5. 2-4 FAMILY



2-4          NUMBER OF                           AVG   % OF GROUP
FAMILY           LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
-----------------------------------------------------------------------------------------------

2-4 Family         314    55,892,800.28   178,002.55         5.66   7.564    356    628   76.40
Other            7,308   932,133,338.01   127,549.72        94.34   7.737    354    615   79.60
-----------------------------------------------------------------------------------------------
TOTAL:           7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
===============================================================================================

                                               % OF
                                            PRIMARY
                                              OWNER
                                         (EXCLUDING
2-4                          % OF FULL       SECOND   % SINGLE    % IO         %
FAMILY        CLTV     DTI         DOC       HOMES)     FAMILY   LOANS   CASHOUT
--------------------------------------------------------------------------------

2-4 Family   80.53   44.08       49.62        87.60       0.00   17.60     69.18
Other        85.16   40.27       64.71        96.62      81.08   20.22     59.45
--------------------------------------------------------------------------------
TOTAL:       84.90   40.49       63.86        96.11      76.49   20.07     60.00
================================================================================


6. INVESTMENT AND 2ND HOME



                          NUMBER OF                           AVG   % OF GROUP
INVESTMENT AND 2ND HOME       LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
------------------------------------------------------------------------------------------------------------

Investment/Second Home          287    38,448,858.83   133,968.15         3.89   7.991    356    638   78.65
Other                         7,335   949,577,279.46   129,458.39        96.11   7.717    354    615   79.45
------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
============================================================================================================

                                                          % OF PRIMARY
                                          % OF FULL   OWNER (EXCLUDING   % SINGLE    % IO         %
INVESTMENT AND 2ND HOME    CLTV     DTI         DOC      SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------

Investment/Second Home    78.65   42.14       46.63               0.00      62.04    2.82     69.36
Other                     85.15   40.42       64.56             100.00      77.08   20.77     59.62
---------------------------------------------------------------------------------------------------
TOTAL:                    84.90   40.49       63.86              96.11      76.49   20.07     60.00
===================================================================================================


7. STATE



                          NUMBER OF                           AVG   % OF GROUP
STATE                         LOANS          BALANCE      BALANCE      BALANCE     WAC   WARM   FICO     LTV
------------------------------------------------------------------------------------------------------------

California                      505   122,869,966.39   243,306.86        12.44   7.040    355    629   74.41
Georgia                         241    22,492,285.76    93,328.99         2.28   8.032    355    610   82.95
Massachusetts                   227    45,471,568.36   200,315.28         4.60   7.548    356    629   74.81
New York                        246    52,332,068.21   212,731.98         5.30   7.427    352    615   76.55
Other                         6,403   744,860,249.57   116,329.88        75.39   7.864    353    613   80.62
------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622   988,026,138.29   129,628.20       100.00   7.728    354    616   79.42
============================================================================================================

                                                          % OF PRIMARY
                                          % OF FULL   OWNER (EXCLUDING   % SINGLE    % IO         %
STATE                      CLTV     DTI         DOC      SECOND HOMES)     FAMILY   LOANS   CASHOUT
---------------------------------------------------------------------------------------------------

California                78.54   41.83       51.44              96.93      83.08   39.44     72.48
Georgia                   95.00   37.76       82.00              99.60      78.57   26.94     18.40
Massachusetts             79.24   43.29       68.41              96.98      70.28   17.72     71.91
New York                  78.86   41.55       46.69              93.11      70.79   16.00     86.42
Other                     86.41   40.10       66.29              96.03      76.12   17.10     56.61
---------------------------------------------------------------------------------------------------
TOTAL:                    84.90   40.49       63.86              96.11      76.49   20.07     60.00
===================================================================================================


8. DOCUMENTATION



                           NUMBER OF                         AVG  % OF GROUP                                          % OF FULL
DOCUMENTATION                  LOANS         BALANCE     BALANCE     BALANCE    WAC  WARM  FICO    LTV   CLTV    DTI        DOC
-------------------------------------------------------------------------------------------------------------------------------

Alternative Documentation        180   29,495,264.48  163,862.58        2.99  7.683   353   624  82.05  86.24  36.67       0.00
Full Documentation             5,467  630,942,615.42  115,409.29       63.86  7.692   353   608  79.93  86.20  40.56     100.00
Stated Documentation           1,969  326,206,758.39  165,671.28       33.02  7.806   355   629  78.21  82.31  40.69       0.00
NINA                               6    1,381,500.00  230,250.00        0.14  6.439   352   675  73.19  73.19   0.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         7,622  988,026,138.29  129,628.20      100.00  7.728   354   616  79.42  84.90  40.49      63.86
===============================================================================================================================

                               % OF PRIMARY
                           OWNER (EXCLUDING  % SINGLE   % IO        %
DOCUMENTATION                 SECOND HOMES)    FAMILY  LOANS  CASHOUT
---------------------------------------------------------------------

Alternative Documentation             95.73     79.24  18.49    62.07
Full Documentation                    97.16     78.56  18.79    59.01
Stated Documentation                  94.10     72.22  22.77    61.55
NINA                                 100.00     84.04   0.00   100.00
---------------------------------------------------------------------
TOTAL:                                96.11     76.49  20.07    60.00
=====================================================================


9. IO



                                                                                                                  % OF PRIMARY
        NUMBER OF                         AVG  % OF GROUP                                          % OF FULL  OWNER (EXCLUDING
IO          LOANS         BALANCE     BALANCE     BALANCE    WAC  WARM  FICO    LTV   CLTV    DTI        DOC     SECOND HOMES)
------------------------------------------------------------------------------------------------------------------------------

N           6,665  789,737,903.60  118,490.31       79.93  7.925   352   609  79.38  83.55  40.26      64.88             95.27
Y             957  198,288,234.69  207,197.74       20.07  6.940   359   641  79.57  90.26  41.37      59.79             99.45
------------------------------------------------------------------------------------------------------------------------------
TOTAL:      7,622  988,026,138.29  129,628.20      100.00  7.728   354   616  79.42  84.90  40.49      63.86             96.11
==============================================================================================================================

        % SINGLE    % IO        %
IO        FAMILY   LOANS  CASHOUT
---------------------------------

N          77.92    0.00    63.73
Y          70.79  100.00    45.13
---------------------------------
TOTAL:     76.49   20.07    60.00
=================================


10. LIEN



                                                     % OF
           NUMBER                           AVG     GROUP
LIEN     OF LOANS          BALANCE      BALANCE   BALANCE      WAC   WARM   FICO
--------------------------------------------------------------------------------

1           6,245   938,852,969.77   150,336.74     95.02    7.570    356    614
2           1,377    49,173,168.52    35,710.36      4.98   10.731    310    635
--------------------------------------------------------------------------------
TOTAL:      7,622   988,026,138.29   129,628.20    100.00    7.728    354    616
================================================================================

                                                % OF
                                             PRIMARY
                                               OWNER
                                   % OF   (EXCLUDING        %
                                   FULL       SECOND   SINGLE    % IO
LIEN       LTV    CLTV     DTI      DOC       HOMES)   FAMILY   LOANS   % CASHOUT
---------------------------------------------------------------------------------

1        78.35   84.12   40.43    63.35        95.90    76.67   21.12       62.79
2        99.82   99.82   41.46    73.59       100.00    73.17    0.00        6.69
---------------------------------------------------------------------------------
TOTAL:   79.42   84.90   40.49    63.86        96.11    76.49   20.07       60.00
=================================================================================


11. LOANS WITH SILENT SECONDS



LOANS
WITH      NUMBER                                    % OF
SILENT        OF                           AVG     GROUP
SECONDS    LOANS          BALANCE      BALANCE   BALANCE     WAC   WARM   FICO
------------------------------------------------------------------------------

N          5,720   714,200,441.84   124,860.22     72.29   7.986    352    608
Y          1,902   273,825,696.45   143,967.24     27.71   7.054    359    635
------------------------------------------------------------------------------
TOTAL:     7,622   988,026,138.29   129,628.20    100.00   7.728    354    616
==============================================================================

                                                % OF
                                             PRIMARY
LOANS                                          OWNER
WITH                               % OF   (EXCLUDING        %
SILENT                             FULL       SECOND   SINGLE    % IO
SECONDS     LTV    CLTV     DTI     DOC       HOMES)   FAMILY   LOANS   % CASHOUT
---------------------------------------------------------------------------------

N         79.20   79.20   40.06   60.42        94.62    77.83   12.81       75.00
Y         79.97   99.75   41.58   72.83        00.00    73.00   39.00       20.86
---------------------------------------------------------------------------------
TOTAL:    79.42   84.90   40.49   63.86        96.11    76.49   20.07       60.00
=================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:52

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. FICO SCORES

1. FICO SCORES



                                                   % OF
              NUMBER OF                       AGGREGATE      AVERAGE                  WA          WA
               MORTGAGE           AGGREGATE   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
FICO SCORES       LOANS   PRINCIPAL BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------------

500 - 524           473       60,937,211.86        6.17   128,831.31    8.847        359         358
525 - 549           585       78,394,281.48        7.93   134,007.32    8.552        357         356
550 - 574           775      101,085,824.87       10.23   130,433.32    8.441        358         357
575 - 599         1,548      167,977,773.72       17.00   108,512.77    7.997        355         355
600 - 624         1,432      167,930,825.66       17.00   117,270.13    7.680        355         354
625 - 649         1,065      145,102,290.44       14.69   136,246.28    7.368        353         352
650 - 674           806      110,892,552.24       11.22   137,583.81    7.334        353         353
675 - 699           425       68,287,323.21        6.91   160,676.05    7.037        351         350
700 - 724           244       40,595,495.83        4.11   166,374.98    6.724        350         350
725 - 749           130       22,684,635.45        2.30   174,497.20    6.537        348         347
750 - 774            83       15,120,075.81        1.53   182,169.59    6.460        350         349
775 - 799            50        8,271,373.40        0.84   165,427.47    6.392        348         347
800 - 824             6          746,474.32        0.08   124,412.39    6.018        335         335
----------------------------------------------------------------------------------------------------
TOTAL:            7,622      988,026,138.29      100.00   129,628.20    7.728        354         354
====================================================================================================

                               WA         WA         %          %       WA
                     WA   LOAN-TO   COMBINED   CASHOUT      OWNER     FICO
FICO SCORES   SEASONING    -VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------

500 - 524             1     71.39      71.39     87.13      97.48   512.49
525 - 549             1     74.28      74.28     83.86      98.10   537.16
550 - 574             1     79.20      80.48     74.07      96.70   561.85
575 - 599             1     80.71      88.23     49.31      97.51   588.00
600 - 624             1     80.99      87.97     52.36      96.72   610.90
625 - 649             1     80.80      87.98     57.02      95.48   636.94
650 - 674             1     81.93      89.69     51.90      95.25   660.52
675 - 699             1     79.66      86.55     51.99      93.28   685.57
700 - 724             1     80.73      87.05     58.77      94.74   711.18
725 - 749             1     76.60      80.99     70.24      92.16   736.57
750 - 774             1     79.93      85.82     51.79      94.45   761.20
775 - 799             1     73.37      77.33     53.61      84.99   785.38
800 - 824             0     65.47      65.47     62.49     100.00   806.12
--------------------------------------------------------------------------
TOTAL:                1     79.42      84.90     60.00      96.11   615.54
==========================================================================


Minimum: 500
Maximum: 811
Weighted Average: 615.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 10:33

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  3,381 RECORDS
                                   FICO < 600
                              BALANCE: 408,395,092

SELECTION CRITERIA: FICO < 600

1. DOCUMENTATION
2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

1. DOCUMENTATION



                            NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA
                             MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL
DOCUMENTATION                   LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM
--------------------------------------------------------------------------------------------------------

Full Documentation              2,677   291,151,766.29            71.29   108,760.47    8.302        356
Stated Documentation              652   107,272,853.22            26.27   164,528.92    8.421        358
Alternative Documentation          52     9,970,472.42             2.44   191,739.85    8.592        360
--------------------------------------------------------------------------------------------------------
TOTAL:                          3,381   408,395,091.93           100.00   120,791.21    8.340        357
========================================================================================================

                                   WA                     WA         WA         %          %       WA
                            REMAINING          WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
DOCUMENTATION                    TERM   SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------------------------------

Full Documentation                355           1      79.11      83.89     61.64      98.11   561.15
Stated Documentation              358           1      73.63      73.63     83.02      95.61   559.17
Alternative Documentation         359           1      80.68      80.78     80.65      96.53   555.84
-----------------------------------------------------------------------------------------------------
TOTAL:                            356           1      77.71      81.12     67.72      97.42   560.50
=====================================================================================================


2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES



GEOGRAPHIC DISTRIBUTION     NUMBER OF        AGGREGATE   % OF AGGREGATE      AVERAGE                  WA
OF THE MORTGAGED             MORTGAGE        PRINCIPAL        PRINCIPAL    PRINCIPAL       WA   ORIGINAL
PROPERTIES                      LOANS          BALANCE          BALANCE      BALANCE   COUPON       TERM
--------------------------------------------------------------------------------------------------------

Florida                           323    47,803,818.08            11.71   147,999.44    8.258        357
California                        159    38,490,715.20             9.42   242,079.97    7.622        360
Ohio                              338    26,104,159.60             6.39    77,231.24    8.794        358
Texas                             266    24,518,149.16             6.00    92,173.49    8.101        347
New York                          112    22,972,391.95             5.63   205,110.64    8.188        353
Michigan                          211    17,558,418.45             4.30    83,215.25    8.751        355
Illinois                          145    17,029,303.35             4.17   117,443.47    7.827        359
Massachusetts                      82    16,349,843.79             4.00   199,388.34    8.483        360
Arizona                           103    14,689,221.29             3.60   142,613.80    8.358        359
Maryland                           72    14,118,300.21             3.46   196,087.50    8.077        358
Other                           1,570   168,760,770.85            41.32   107,490.94    8.528        357
--------------------------------------------------------------------------------------------------------
TOTAL:                          3,381   408,395,091.93           100.00   120,791.21    8.340        357
========================================================================================================

GEOGRAPHIC DISTRIBUTION            WA                     WA         WA         %          %       WA
OF THE MORTGAGED            REMAINING          WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
PROPERTIES                       TERM   SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------------------------------

Florida                           357           1      77.82      80.64     69.55      96.50   555.82
California                        359           1      70.51      71.75     89.45      96.84   557.55
Ohio                              358           1      82.48      86.24     48.96      96.08   561.11
Texas                             346           1      81.16      88.01     36.22      96.62   567.65
New York                          353           1      73.28      73.61     91.00      97.53   556.88
Michigan                          354           1      79.93      84.88     54.61      95.18   562.49
Illinois                          358           1      79.55      83.92     68.65      98.52   562.41
Massachusetts                     359           1      70.64      72.22     83.88      98.12   552.20
Arizona                           358           1      78.11      80.54     78.16      97.71   563.24
Maryland                          358           1      76.82      78.44     88.13      98.83   550.99
Other                             356           1      78.99      83.08     63.63      98.03   562.83
-----------------------------------------------------------------------------------------------------
TOTAL:                            356           1      77.71      81.12     67.72      97.42   560.50
=====================================================================================================


Number of States Represented: 46
Average principal balance: 120,791.21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:57

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Summary
 2. FICO
 3. LTV
 4. DTI
 5. Loan Purpose
 6. Occ Type
 7. Documentation
 8. Property Type
 9. Remaining Balance
10. State
11. CA_SPLIT
12. Loan Type
13. LIEN
14. Prepayment Term (months)
15. FICO (IO Only Bucket)
16. Remaining Balance (IO Loans Only)

1. SUMMARY

Month to Roll: 24
Remaining Term: 354
WA Remaining IO Term (IO Loans Only): 59

2. FICO



                                                                                       NON
                                                                                   PRIMARY
                                                                                 (INCLUDES    NON
               #                       %     WA LOAN           WA      %      %     SECOND     SF     REFI   FULL  INTEREST
FICO       LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO    LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

481 - 500     15    1,387,327.58    0.14   92,488.51  9.155   500  74.78  39.77       0.00  15.23    91.63  75.45      0.00
501 - 520    379   49,743,796.73    5.03  131,250.12  8.830   511  70.49  41.17       2.84   7.06    87.94  72.27      0.00
521 - 540    451   58,125,340.01    5.88  128,881.02  8.633   531  74.41  40.33       1.53   6.40    82.39  69.09      0.00
541 - 560    551   75,697,366.69    7.66  137,381.79  8.518   551  77.01  39.77       3.02   7.52    82.14  66.86      0.00
561 - 580    654   80,411,981.10    8.14  122,954.10  8.333   571  79.44  39.62       3.65  10.78    67.67  67.97      2.42
581 - 600   1456  157,007,769.05   15.89  107,835.01  7.940   591  81.11  41.09       2.12   8.95    46.58  75.02     24.88
601 - 620   1120  130,040,237.34   13.16  116,107.35  7.718   610  80.71  41.37       3.06  11.11    53.01  75.31     28.38
621 - 640    878  117,332,884.46   11.88  133,636.54  7.380   630  80.55  40.64       4.10   7.08    58.07  65.32     27.86
641 - 660    816  110,884,111.98   11.22  135,887.39  7.359   650  81.85  40.80       5.28  11.94    51.99  51.60     29.38
661 - 680    483   69,673,914.95    7.05  144,252.41  7.307   670  81.71  40.98       4.60  14.34    52.34  48.64     27.71
681 - 700    318   52,218,314.19    5.29  164,208.54  6.900   689  79.12  40.42       7.88  18.17    53.32  43.18     24.80
701 - 750    373   62,936,694.90    6.37  168,731.09  6.691   722  79.36  38.60       5.64  14.76    61.59  45.30     26.95
751 >=       128   22,566,399.31    2.28  176,299.99  6.364   772  76.89  37.16       9.22  14.00    54.91  61.97     26.06
---------------------------------------------------------------------------------------------------------------------------
TOTAL:      7622  988,026,138.29  100.00  129,628.20  7.728   616  79.42  40.49       3.89  10.50    60.00  63.86     20.07
===========================================================================================================================


Mean: 611
Median: 605
Standard Deviation: 56

3. LTV



                                                                                                       NON PRIMARY
                                                 %      WA LOAN              WA       %       %   (INCLUDES SECOND
LTV              # LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV     DTI              HOME)
------------------------------------------------------------------------------------------------------------------

0.01 - 50.00         241    30,228,718.21     3.06   125,430.37    7.447    606   41.18   38.03               4.82
50.01 - 55.00         86    11,273,993.60     1.14   131,092.95    7.307    620   52.87   38.20               4.85
55.01 - 60.00        143    22,528,231.84     2.28   157,540.08    7.301    605   57.86   39.16               6.73
60.01 - 65.00        285    47,698,039.02     4.83   167,361.54    7.425    596   63.62   39.34               5.03
65.01 - 70.00        331    56,008,652.50     5.67   169,210.43    7.580    588   68.78   40.90               5.54
70.01 - 75.00        475    76,216,556.36     7.71   160,455.91    7.702    585   74.10   40.82               5.86
75.01 - 80.00       2916   431,905,339.63    43.71   148,115.69    7.191    628   79.81   40.75               1.51
80.01 - 85.00        651    96,872,673.25     9.80   148,805.95    8.174    590   84.48   40.06               7.11
85.01 - 90.00        707   108,966,741.27    11.03   154,125.52    8.142    620   89.67   40.63               9.52
90.01 - 95.00        385    50,806,467.11     5.14   131,964.85    8.622    623   94.72   40.25               2.33
95.01 - 100.00      1402    55,520,725.50     5.62    39,601.09   10.346    641   99.93   41.55               0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:              7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42   40.49               3.89
==================================================================================================================

                 NON SF      REFI    FULL   INTEREST
LTV                 PUD   CASHOUT     DOC       ONLY
----------------------------------------------------

0.01 - 50.00      14.28     94.23   63.97      11.12
50.01 - 55.00     12.94     97.51   73.40       5.64
55.01 - 60.00     16.25     94.94   56.10      10.65
60.01 - 65.00     11.86     94.53   52.03      13.67
65.01 - 70.00      9.79     91.40   56.16       6.05
70.01 - 75.00     13.00     93.34   53.93       9.36
75.01 - 80.00      9.85     38.04   66.55      31.75
80.01 - 85.00      9.81     83.79   64.82      12.70
85.01 - 90.00      9.90     72.02   58.57      18.54
90.01 - 95.00      9.65     64.16   71.95      10.29
95.01 - 100.00    10.01     14.35   76.90       0.00
----------------------------------------------------
TOTAL:            10.50     60.00   63.86      20.07
====================================================


Mean: 82.17
Median: 80.00
Standard Deviation: 13.46

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

4. DTI



                                                                                                       NON PRIMARY
                                                 %      WA LOAN             WA        %       %   (INCLUDES SECOND
DTI              # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO      LTV     DTI              HOME)
------------------------------------------------------------------------------------------------------------------

<= 0.00                7     1,549,400.00     0.16   221,342.86   6.387    677    73.93    0.00               0.00
0.01 - 5.00            4       591,921.33     0.06   147,980.33   7.680    619    85.09    2.77              12.32
5.01 - 10.00          18     3,293,798.02     0.33   182,988.78   6.951    657    77.47    7.21               1.82
10.01 - 15.00         67     5,349,868.86     0.54    79,848.79   8.159    612    73.94   13.12               2.52
15.01 - 20.00        177    17,720,310.94     1.79   100,114.75   7.892    615    76.61   18.05               2.91
20.01 - 25.00        390    41,683,598.02     4.22   106,881.02   7.779    616    77.30   23.00               2.40
25.01 - 30.00        620    69,218,866.66     7.01   111,643.33   7.782    618    78.25   27.91               3.58
30.01 - 35.00        947   110,491,845.92    11.18   116,675.66   7.714    616    78.52   32.74               3.36
35.01 - 40.00       1279   161,883,243.31    16.38   126,570.17   7.725    617    79.68   37.70               3.13
40.01 - 45.00       1511   207,717,219.76    21.02   137,470.03   7.713    617    79.98   42.72               3.64
45.01 - 50.00       1982   280,859,871.08    28.43   141,705.28   7.698    616    80.52   47.79               4.40
50.01 - 55.00        591    83,427,018.06     8.44   141,162.47   7.781    604    78.39   52.45               5.86
55.01 - 60.00         29     4,239,176.33     0.43   146,178.49   8.276    593    73.31   56.25              14.05
------------------------------------------------------------------------------------------------------------------
TOTAL:              7622   988,026,138.29   100.00   129,628.20   7.728    616    79.42   40.49               3.89
==================================================================================================================

                 NON SF      REFI    FULL   INTEREST
DTI                 PUD   CASHOUT     DOC       ONLY
----------------------------------------------------

<= 0.00            0.00     89.16    0.00       0.00
0.01 - 5.00        0.00     10.13   52.08       0.00
5.01 - 10.00       3.33     76.09   32.80      15.35
10.01 - 15.00      3.70     82.39   67.69       5.16
15.01 - 20.00      7.51     68.41   71.83       9.82
20.01 - 25.00      3.41     67.82   69.14      13.21
25.01 - 30.00      7.69     67.64   65.77      13.87
30.01 - 35.00      6.24     61.19   65.32      19.23
35.01 - 40.00      9.33     54.56   62.38      20.64
40.01 - 45.00     11.10     57.49   60.34      23.69
45.01 - 50.00     13.14     56.44   61.50      23.10
50.01 - 55.00     14.98     71.23   77.66      13.89
55.01 - 60.00     21.42     92.81   67.17       8.02
----------------------------------------------------
TOTAL:            10.50     60.00   63.86      20.07
====================================================


Mean: 39.57
Median: 41.20
Standard Deviation: 9.40

5. LOAN PURPOSE



                                                      %      WA LOAN             WA
LOAN PURPOSE          # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------

Cash Out Refinance       3680   592,801,815.66    60.00   161,087.45   7.690    608   76.72   40.33
Purchase                 3740   384,997,938.04    38.97   102,940.63   7.737    626   83.23   40.71
Rate/Term Refinance       202    10,226,384.59     1.04    50,625.67   9.541    640   92.17   40.75
---------------------------------------------------------------------------------------------------
TOTAL:                   7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
===================================================================================================

                       NON PRIMARY     NON
                         (INCLUDES      SF      REFI    FULL   INTEREST
LOAN PURPOSE          SECOND HOME)     PUD   CASHOUT     DOC       ONLY
-----------------------------------------------------------------------

Cash Out Refinance            4.50   10.69    100.00   62.81      15.10
Purchase                      2.99   10.22      0.00   65.30      28.26
Rate/Term Refinance           2.46   10.13      0.00   70.70       0.00
-----------------------------------------------------------------------
TOTAL:                        3.89   10.50     60.00   63.86      20.07
=======================================================================


6. OCC TYPE



                                                      %      WA LOAN             WA
OCC TYPE              # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------

Owner Occupied           7335   949,577,279.46    96.11   129,458.39   7.717    615   79.45   40.42
Non-Owner Occupied        237    29,030,477.12     2.94   122,491.46   7.971    639   76.61   42.48
Vacation                   50     9,418,381.71     0.95   188,367.63   8.050    635   84.95   41.11
---------------------------------------------------------------------------------------------------
TOTAL:                   7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
===================================================================================================

                       NON PRIMARY     NON
                         (INCLUDES      SF      REFI    FULL   INTEREST
OCC TYPE              SECOND HOME)     PUD   CASHOUT     DOC       ONLY
-----------------------------------------------------------------------

Owner Occupied                0.00    9.96     59.62   64.56      20.77
Non-Owner Occupied          100.00   27.32     77.34   50.34       0.00
Vacation                    100.00   12.88     44.77   35.23      11.52
-----------------------------------------------------------------------
TOTAL:                        3.89   10.50     60.00   63.86      20.07
=======================================================================


7. DOCUMENTATION



                                                            %      WA LOAN             WA
DOCUMENTATION               # LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO   % LTV   % DTI
---------------------------------------------------------------------------------------------------------

Alternative Documentation       180    29,495,264.48     2.99   163,862.58   7.683    624   82.05   36.67
Full Documentation             5467   630,942,615.42    63.86   115,409.29   7.692    608   79.93   40.56
Stated Documentation           1969   326,206,758.39    33.02   165,671.28   7.806    629   78.21   40.69
NINA                              6     1,381,500.00     0.14   230,250.00   6.439    675   73.19    0.00
---------------------------------------------------------------------------------------------------------
TOTAL:                         7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42   40.49
=========================================================================================================

                             NON PRIMARY     NON
                               (INCLUDES      SF      REFI     FULL   INTEREST
DOCUMENTATION               SECOND HOME)     PUD   CASHOUT      DOC       ONLY
------------------------------------------------------------------------------

Alternative Documentation           4.27    6.50     62.07     0.00      18.49
Full Documentation                  2.84    8.95     59.01   100.00      18.79
Stated Documentation                5.90   13.90     61.55     0.00      22.77
NINA                                0.00    0.00    100.00     0.00       0.00
------------------------------------------------------------------------------
TOTAL:                              3.89   10.50     60.00    63.86      20.07
==============================================================================


8. PROPERTY TYPE



                                                                                           NON
                                                                                       PRIMARY
                                                                                     (INCLUDES
                   #                       %     WA LOAN           WA                   SECOND  NON SF     REFI   FULL  INTEREST
PROPERTY TYPE  LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO  % LTV  % DTI      HOME)     PUD  CASHOUT    DOC      ONLY
--------------------------------------------------------------------------------------------------------------------------------

2-4 Family       314   55,892,800.28    5.66  178,002.55  7.564   628  76.40  44.08      12.40  100.00    69.18  49.62     17.60
Condo            326   41,009,789.27    4.15  125,796.90  7.887   635  80.20  42.49       4.86  100.00    48.08  58.84     29.84
Modular Home       9    1,207,927.42    0.12  134,214.16  8.494   609  76.42  35.18       0.00  100.00   100.00  43.72      0.00
PUD              775  128,491,581.08   13.00  165,795.59  7.508   621  80.89  40.72       4.24    0.00    49.91  61.33     27.00
Single Family   6150  755,765,825.32   76.49  122,888.75  7.767   613  79.33  40.08       3.16    0.00    61.57  65.58     18.57
Townhouse         48    5,658,214.92    0.57  117,879.48  7.712   606  82.20  39.74       3.86  100.00    67.03  72.43     20.22
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7622  988,026,138.29  100.00  129,628.20  7.728   616  79.42  40.49       3.89   10.50    60.00  63.86     20.07
================================================================================================================================


9. REMAINING BALANCE



                                                                                              NON
                                                                                          PRIMARY
                                                                                        (INCLUDES
REMAINING            #                       %     WA LOAN            WA                   SECOND  NON SF     REFI   FULL  INTEREST
BALANCE          LOANS         BALANCE   RPRIN     BALANCE    WAC   FICO  % LTV  % DTI      HOME)     PUD  CASHOUT    DOC      ONLY
-----------------------------------------------------------------------------------------------------------------------------------

1 - 50000         1458   46,009,526.06    4.66   31,556.60  10.314   610  91.84  38.18       4.27    7.98    25.77  82.10      0.20
50001 - 75000     1222   77,525,828.44    7.85   63,441.76   8.739   601  81.92  37.86       6.03    8.56    38.98  76.07      4.67
75001 - 100000    1118   98,037,357.22    9.92   87,689.94   8.097   603  79.67  38.66       3.71    7.86    44.96  79.13      9.43
100001 - 125000    829   93,091,376.10    9.42  112,293.58   7.848   607  78.58  39.85       2.44    8.34    51.76  73.66     13.76
125001 - 150000    699   95,927,438.69    9.71  137,235.25   7.763   611  79.10  40.19       2.66    8.28    58.13  68.73     16.81
150001 - 200000    923  160,807,744.85   16.28  174,222.91   7.520   615  77.54  40.86       2.83   10.49    65.15  64.36     18.89
200001 - 250000    557  124,286,494.22   12.58  223,135.54   7.398   618  77.96  41.05       4.97   10.51    68.10  58.37     23.88
250001 - 300000    301   81,902,828.72    8.29  272,102.42   7.284   620  78.29  42.23       3.01   10.31    70.23  56.73     29.09
300001 - 350000    192   62,281,437.08    6.30  324,382.48   7.164   625  79.53  41.75       4.19   10.28    69.28  50.04     25.73
350001 - 400000    125   46,823,392.35    4.74  374,587.14   7.121   624  78.34  42.32       4.06   18.43    77.49  50.24     35.46
400001 - 450000     82   34,860,382.04    3.53  425,126.61   6.936   646  80.42  42.29       2.53   20.67    76.74  50.03     46.31
450001 - 500000     51   24,367,092.27    2.47  477,786.12   6.915   636  78.62  43.56       2.05    7.88    80.62  46.95     37.39
500001 - 600000     37   20,333,158.34    2.06  549,544.82   7.160   621  79.36  42.37       8.64   27.51    69.97  40.74     43.27
600001 - 700000     16   10,267,518.62    1.04  641,719.91   7.374   648  81.38  40.51      24.53    6.12    68.69  31.34     25.62
700001 >=           12   11,504,563.29    1.16  958,713.61   6.740   635  70.80  37.20       0.00   11.30    75.22  39.40     27.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            7622  988,026,138.29  100.00  129,628.20   7.728   616  79.42  40.49       3.89   10.50    60.00  63.86     20.07
===================================================================================================================================


Min Remaining Bal.: 12495
Max Remaining Bal.: 1300000

10. STATE



                                                                                            NON
                                                                                        PRIMARY
                                                                                      (INCLUDES    NON
                   #                       %     WA LOAN           WA       %      %     SECOND     SF     REFI   FULL  INTEREST
STATE          LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO     LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
--------------------------------------------------------------------------------------------------------------------------------

California       505  122,869,966.39   12.44  243,306.86  7.040   629   74.41  41.83       3.07   8.71    72.48  51.44     39.44
Florida          758  109,567,237.52   11.09  144,547.81  7.892   611   79.80  41.23       5.58  11.06    51.13  53.80     19.87
Texas            564   53,226,560.91    5.39   94,373.33  7.809   608   82.57  39.57       5.39   2.76    30.41  67.10      4.35
New York         246   52,332,068.21    5.30  212,731.98  7.427   615   76.55  41.55       6.89  28.89    86.42  46.69     16.00
Arizona          321   49,592,083.42    5.02  154,492.47  7.304   633   80.57  39.59       4.59   2.84    66.25  62.73     25.59
Ohio             605   47,608,272.09    4.82   78,691.36  8.377   597   83.56  39.18       4.31   5.10    46.65  75.70     10.56
Massachusetts    227   45,471,568.36    4.60  200,315.28  7.548   629   74.81  43.29       3.02  29.72    71.91  68.41     17.72
Illinois         356   45,429,297.52    4.60  127,610.39  7.630   618   82.00  41.80       4.74  25.44    55.59  64.49     15.91
Michigan         440   40,300,428.06    4.08   91,591.88  8.186   614   81.54  39.18       4.86   3.42    50.38  66.05     17.46
Nevada           209   39,718,470.81    4.02  190,040.53  7.422   636   79.57  40.57       4.92   5.75    68.32  57.52     33.26
Maryland         145   29,458,618.41    2.98  203,162.89  7.592   601   78.86  39.41       3.68   5.22    74.61  67.37     24.64
Virginia         183   29,178,788.97    2.95  159,446.93  7.741   609   77.47  39.45       1.85   9.66    76.50  64.17     13.47
Colorado         215   27,323,547.77    2.77  127,086.27  7.092   632   82.98  40.70       3.85   6.44    32.68  71.78     59.66
New Jersey       128   25,962,016.01    2.63  202,828.25  8.198   602   74.45  41.69       3.45  17.06    88.05  51.06      6.76
Georgia          241   22,492,285.76    2.28   93,328.99  8.032   610   82.95  37.76       0.40   2.14    18.40  82.00     26.94
Other           2479  247,494,928.08   25.05   99,836.60  8.035   609   80.73  39.68       2.69   8.39    58.84  73.43     11.64
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7622  988,026,138.29  100.00  129,628.20  7.728   616   79.42  40.49       3.89  10.50    60.00  63.86     20.07
================================================================================================================================


11. CA_SPLIT



                                                                                       NON
                                                                                   PRIMARY
                                                                                 (INCLUDES    NON
               #                       %     WA LOAN           WA      %      %     SECOND     SF     REFI   FULL  INTEREST
CA_SPLIT   LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO    LTV    DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

CA-N         184   44,067,189.75   35.86  239,495.60  7.030   623  73.10  40.71       2.21   3.59    85.72  58.92     38.56
CA-S         321   78,802,776.64   64.14  245,491.52  7.046   633  75.14  42.46       3.56  11.57    65.08  47.26     39.94
---------------------------------------------------------------------------------------------------------------------------
TOTAL:       505  122,869,966.39  100.00  243,306.86  7.040   629  74.41  41.83       3.07   8.71    72.48  51.44      9.44
===========================================================================================================================


12. LOAN TYPE



                  #                         %      WA LOAN              WA       %
LOAN TYPE     LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV
----------------------------------------------------------------------------------

2/28 ARM       4192   586,175,898.40    59.33   139,832.04    7.882    598   78.79
2/28 ARM-IO     883   179,251,731.43    18.14   203,003.09    6.988    638   80.24
3/27 ARM         96    14,799,218.31     1.50   154,158.52    7.287    624   76.61
3/27 ARM-IO      40    11,543,880.68     1.17   288,597.02    6.510    666   73.05
5/25 ARM         20     3,969,490.46     0.40   198,474.52    6.102    708   75.61
5/25 ARM-IO       6     2,282,800.00     0.23   380,466.67    6.644    679   68.29
BALLOON         196     8,048,252.15     0.81    41,062.51   10.420    644   97.94
FIXED          2161   176,745,044.28    17.89    81,788.54    8.049    642   80.79
FIXED-IO         28     5,209,822.58     0.53   186,065.09    6.401    664   75.72
----------------------------------------------------------------------------------
TOTAL:         7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42
==================================================================================

                           NON PRIMARY     NON
                  %   (INCLUDES SECOND      SF      REFI    FULL   INTEREST
LOAN TYPE       DTI              HOME)     PUD   CASHOUT     DOC       ONLY
---------------------------------------------------------------------------

2/28 ARM      40.54               5.21   10.43     63.30   63.30       0.00
2/28 ARM-IO   41.56               0.61   11.33     41.32   59.82     100.00
3/27 ARM      39.32               1.65   12.84     77.38   60.62       0.00
3/27 ARM-IO   39.81               0.00   18.85     86.58   59.15     100.00
5/25 ARM      35.56               8.91    2.61     96.66   57.66       0.00
5/25 ARM-IO   37.11               0.00    0.00     33.73   31.22     100.00
BALLOON       40.18               0.00    7.68      5.12   52.58       0.00
FIXED         39.52               3.51    9.50     65.95   71.21       0.00
FIXED-IO      40.01               0.00   14.18     89.66   72.48     100.00
---------------------------------------------------------------------------
TOTAL:        40.49               3.89   10.50     60.00   63.86      20.07
===========================================================================


13. LIEN



                  #                         %      WA LOAN              WA       %
LIEN          LOANS          BALANCE    RPRIN      BALANCE      WAC   FICO     LTV
----------------------------------------------------------------------------------

1              6245   938,852,969.77    95.02   150,336.74    7.570    614   78.35
2              1377    49,173,168.52     4.98    35,710.36   10.731    635   99.82
----------------------------------------------------------------------------------
TOTAL:         7622   988,026,138.29   100.00   129,628.20    7.728    616   79.42
==================================================================================

                      NON PRIMARY     NON
             %   (INCLUDES SECOND      SF      REFI    FULL   INTEREST
LIEN       DTI              HOME)     PUD   CASHOUT     DOC       ONLY
----------------------------------------------------------------------

1        40.43               4.10   10.47     62.79   63.35      21.12
2        41.46               0.00   11.17      6.69   73.59       0.00
----------------------------------------------------------------------
TOTAL:   40.49               3.89   10.50     60.00   63.86      20.07
======================================================================


14. PREPAYMENT TERM (MONTHS)



PREPAYMENT          #                         %      WA LOAN             WA       %
TERM (MONTHS)   LOANS          BALANCE    RPRIN      BALANCE     WAC   FICO     LTV
-----------------------------------------------------------------------------------

0                2590   298,131,447.09    30.17   115,108.67   8.079    611   79.86
12                452    89,866,412.94     9.10   198,819.50   7.493    620   77.97
24               3539   479,726,443.43    48.55   135,554.24   7.660    609   79.88
30                  4       552,432.81     0.06   138,108.20   8.025    638   81.29
36               1035   119,604,759.04    12.11   115,560.15   7.300    651   77.53
60                  2       144,642.98     0.01    72,321.49   7.790    636   84.00
-----------------------------------------------------------------------------------
TOTAL:           7622   988,026,138.29   100.00   129,628.20   7.728    616   79.42
===================================================================================

                             NON PRIMARY     NON
PREPAYMENT          %   (INCLUDES SECOND      SF      REFI     FULL   INTEREST
TERM (MONTHS)     DTI              HOME)     PUD   CASHOUT      DOC       ONLY
------------------------------------------------------------------------------

0               40.46               3.32   13.08     57.98    64.95      16.81
12              41.26               5.77   24.62     78.13    52.93      21.37
24              40.78               3.87    6.88     53.84    63.19      24.44
30              36.64               0.00    0.00     31.86    34.23       0.00
36              38.78               3.99    8.07     76.22    72.14       9.82
60              48.00               0.00    0.00     80.00   100.00       0.00
------------------------------------------------------------------------------
TOTAL:          40.49               3.89   10.50     60.00    63.86      20.07
==============================================================================


15. FICO (IO ONLY BUCKET)



                                                                                       NON
                                                                                   PRIMARY
FICO (IO                                                                         (INCLUDES    NON
ONLY           #                       %     WA LOAN           WA                   SECOND     SF     REFI   FULL  INTEREST
BUCKET)    LOANS         BALANCE   RPRIN     BALANCE    WAC  FICO  % LTV  % DTI      HOME)    PUD  CASHOUT    DOC      ONLY
---------------------------------------------------------------------------------------------------------------------------

561 - 580     11    1,947,800.00    0.98  177,072.73  7.283   578  81.58  42.87       0.00  14.79    49.84  51.87    100.00
581 - 600    216   39,066,585.74   19.70  180,863.82  7.236   590  79.41  42.66       0.00  11.32    45.72  72.96    100.00
601 - 620    200   36,907,202.72   18.61  184,536.01  7.113   610  80.21  42.39       0.00  15.42    50.15  77.80    100.00
621 - 640    148   32,684,709.32   16.48  220,842.63  6.831   630  80.11  40.93       0.66   7.56    44.64  69.53    100.00
641 - 660    149   32,579,141.86   16.43  218,651.96  6.872   650  79.86  40.22       0.00  11.25    47.99  50.09    100.00
661 - 680     83   19,308,432.28    9.74  232,631.71  7.064   669  80.59  42.60       4.50  13.56    35.02  38.93    100.00
681 - 700     51   12,949,791.76    6.53  253,917.49  6.481   690  78.18  40.28       0.00  15.18    46.94  41.09    100.00
701 - 750     72   16,962,951.02    8.55  235,596.54  6.676   721  77.85  40.34       0.00  10.14    39.24  32.58    100.00
751 >=        27    5,881,619.99    2.97  217,837.78  6.137   778  75.87  35.91       0.00   6.51    41.34  49.58    100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:       957  198,288,234.69  100.00  207,197.74  6.940   641  79.57  41.37       0.55  11.71    45.13  59.79    100.00
===========================================================================================================================


Mean: 637
Median: 627
Standard Deviation: 46

16. REMAINING BALANCE (IO LOANS ONLY)



                                                                                               NON
                                                                                           PRIMARY
REMAINING                                                                                (INCLUDES    NON
BALANCE (IO          #                       %       WA LOAN           WA                   SECOND     SF     REFI    FULL  INTEREST
LOANS ONLY)      LOANS         BALANCE   RPRIN       BALANCE    WAC  FICO  % LTV  % DTI      HOME)    PUD  CASHOUT     DOC      ONLY
------------------------------------------------------------------------------------------------------------------------------------

1 - 50000            2       92,200.00    0.05     46,100.00  8.157   601  83.03  33.58       0.00   0.00    53.69  100.00    100.00
50001 - 75000       54    3,618,720.00    1.82     67,013.33  7.563   615  78.38  42.89       0.00  11.40    12.48   91.26    100.00
75001 - 100000     103    9,245,155.90    4.66     89,758.80  7.269   623  79.73  41.16       0.00   6.52    22.65   88.98    100.00
100001 - 125000    114   12,811,114.98    6.46    112,378.20  7.176   629  78.88  41.67       0.00   9.53    19.61   84.09    100.00
125001 - 150000    117   16,121,820.46    8.13    137,793.34  7.083   634  79.37  40.11       0.00   7.70    32.66   70.84    100.00
150001 - 200000    174   30,383,209.52   15.32    174,616.15  6.863   643  79.90  40.81       0.64  12.09    34.96   73.16    100.00
200001 - 250000    133   29,684,020.57   14.97    223,188.12  6.916   639  79.43  41.25       0.73   9.11    40.82   58.55    100.00
250001 - 300000     87   23,822,094.34   12.01    273,817.18  6.870   646  78.75  41.64       0.00   9.35    49.05   49.61    100.00
300001 - 350000     49   16,025,782.92    8.08    327,056.79  6.917   644  81.28  40.79       0.00   9.73    51.04   55.25    100.00
350001 - 400000     44   16,605,346.00    8.37    377,394.23  6.709   649  80.04  41.10       0.00  22.83    59.33   51.95    100.00
400001 - 450000     38   16,142,220.00    8.14    424,795.26  6.890   652  81.71  42.63       0.00   7.93    76.19   39.59    100.00
450001 - 500000     19    9,109,750.00    4.59    479,460.53  6.775   645  77.53  44.82       0.00  10.86    74.02   47.74    100.00
500001 - 600000     16    8,797,800.00    4.44    549,862.50  6.902   635  81.06  41.32       0.00  25.21    55.41   50.09    100.00
600001 - 700000      4    2,631,000.00    1.33    657,750.00  7.487   686  82.57  39.63      25.66   0.00    26.00   26.00    100.00
700001 >=            3    3,198,000.00    1.61  1,066,000.00  6.778   629  65.55  39.55       0.00  40.65    64.73    0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             957  198,288,234.69  100.00    207,197.74  6.940   641  79.57  41.37       0.55  11.71    45.13   59.79    100.00
====================================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:50

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. LTV - Aggregate
2. LTV - ARM
3. LTV - Fixed

1. LTV-AGGREGATE



LTV-AGGREGATE   FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00         9.50           2.16           1.41         3.91         59.80
70.01 - 75.00                 0.00         4.92           0.82           0.93         1.04         74.10
75.01 - 80.00                 0.00        13.58           8.71           8.34        13.08         79.81
80.01 - 85.00                 0.00         5.93           1.29           0.80         1.79         84.48
85.01 - 90.00                 0.00         4.47           1.83           1.58         3.14         89.67
90.01 >=                      0.00         2.94           2.57           1.75         3.50         97.44
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        41.33          17.40          14.81        26.46         79.42
========================================================================================================


2. LTV- ARM



LTV-ARM         FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00        10.40           1.93           1.14         2.14         60.14
70.01 - 75.00                 0.00         5.43           0.90           0.78         0.68         74.21
75.01 - 80.00                 0.00        15.48           9.90           8.98        13.65         79.85
80.01 - 85.00                 0.00         6.84           1.44           0.81         1.41         84.52
85.01 - 90.00                 0.00         5.16           2.03           1.67         3.15         89.68
90.01 >=                      0.00         1.84           1.67           0.95         1.64         95.37
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        45.13          17.87          14.33        22.67         78.95
========================================================================================================


3. LTV- FIXED



LTV-FIXED       FICO NOT AVAILABLE   FICO * 600   FICO 600 625   FICO 626 650   FICO **650   WTD AVG LTV
--------------------------------------------------------------------------------------------------------

<= 70.00                      0.00         5.72           3.13           2.56        11.34         58.83
70.01 - 75.00                 0.00         2.76           0.49           1.58         2.57         73.59
75.01 - 80.00                 0.00         5.61           3.71           5.65        10.70         79.54
80.01 - 85.00                 0.00         2.11           0.69           0.73         3.35         84.23
85.01 - 90.00                 0.00         1.61           1.02           1.16         3.13         89.59
90.01 >=                      0.00         7.56           6.36           5.13        11.32         99.19
--------------------------------------------------------------------------------------------------------
TOTAL:                        0.00        25.38          15.40          16.82        42.40         81.38
========================================================================================================


Each bucket contains the percent remaining balance which falls in the category.
LTV is defined as original LTV for first lien and CLTV for second lien

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:53

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,385 RECORDS
                                    FRM LOANS
                              BALANCE: 190,003,119

SELECTION CRITERIA: FRM LOANS

1.   Original Mortgage Loan Balance
2.   Remaining Balance
3.   Mortgage Rates (%)
4.   Original Term
5.   Remaining Term
6.   LIEN
7.   Season
8.   LTV
9.   CLTV
10.  Owner Occupancy
11.  Property Type
12.  Loan Purpose
13.  Rate Type
14.  Prepaymen Flag
15.  Prepayment Penalty Term
16.  FICO Scores
17.  State
18.  Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                                                                            AVERAGE
ORIGINAL MORTGAGE LOAN        NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
BALANCE                  MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

1 - 25,000                          527   $ 10,377,344           5.46%   $   19,691     10.899%        99.76%           617
25,001 - 50,000                     689     24,949,838           13.13       36,212     10.560         94.77            624
50,001 - 75,000                     378     23,519,735           12.38       62,222      9.459         86.48            627
75,001 - 100,000                    241     21,040,937           11.07       87,307      8.474         80.60            628
100,001 - 125,000                   118     13,117,524            6.90      111,165      7.986         77.20            634
125,001 - 150,000                    99     13,621,541            7.17      137,591      7.485         77.89            641
150,001 - 175,000                    72     11,691,385            6.15      162,380      7.028         75.87            663
175,001 - 200,000                    60     11,256,986            5.92      187,616      6.812         74.00            657
200,001 - 225,000                    58     12,222,540            6.43      210,733      6.852         75.81            660
225,001 - 250,000                    32      7,612,472            4.01      237,890      6.844         71.86            652
250,001 - 275,000                    25      6,537,863            3.44      261,515      6.651         71.91            638
275,001 - 300,000                    15      4,314,087            2.27      287,606      6.891         77.40            644
300,001 - 325,000                    17      5,298,810            2.79      311,695      6.574         75.27            673
325,001 - 350,000                    15      5,015,268            2.64      334,351      6.484         77.52            663
350,001 - 375,000                     8      2,903,575            1.53      362,947      6.745         84.65            676
375,001 - 400,000                     6      2,287,597            1.20      381,266      6.130         76.09            645
400,001 - 425,000                     6      2,485,222            1.31      414,204      6.370         78.46            670
425,001 - 450,000                     4      1,729,700            0.91      432,425      5.769         68.97            681
450,001 - 475,000                     2        936,000            0.49      468,000      5.805         72.50            690
475,001 - 500,000                     4      1,953,557            1.03      488,389      5.901         70.36            703
500,001 - 525,000                     1        522,500            0.27      522,500      5.761         71.58            645
525,001 - 550,000                     1        539,700            0.28      539,700      5.870         84.99            543
550,001 - 575,000                     1        564,000            0.30      564,000      6.073         62.67            623
600,001 - 625,000                     1        605,000            0.32      605,000      6.250         77.56            639
625,001 - 650,000                     1        640,000            0.34      640,000      6.357         80.00            754
750,001 - 775,000                     1        763,909            0.40      763,909      5.800         72.83            639
975,001 - 1,000,000                   1        986,500            0.52      986,500      5.875         61.66            690
1,000,001 >=                          2      2,509,528            1.32    1,254,764      6.557         80.00            691
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,385   $190,003,119          100.00%  $   79,666      8.104%        81.38%           642
===========================================================================================================================


2. REMAINING BALANCE



REMAINING               NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
BALANCE            MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

1 - 25000                     527   $ 10,377,344            5.46%         $   19,691     10.899%        99.76%           617
25001 - 50000                 689     24,949,838           13.13              36,212     10.560         94.77            624
50001 - 75000                 379     23,594,730           12.42              62,255      9.457         86.45            627
75001 - 100000                240     20,965,941           11.03              87,358      8.473         80.60            628
100001 - 125000               118     13,117,524            6.90             111,165      7.986         77.20            634
125001 - 150000                99     13,621,541            7.17             137,591      7.485         77.89            641
150001 - 175000                72     11,691,385            6.15             162,380      7.028         75.87            663
175001 - 200000                61     11,456,879            6.03             187,818      6.794         73.42            658
200001 - 225000                57     12,022,648            6.33             210,924      6.869         76.39            659
225001 - 250000                32      7,612,472            4.01             237,890      6.844         71.86            652
250001 - 275000                25      6,537,863            3.44             261,515      6.651         71.91            638
275001 - 300000                15      4,314,087            2.27             287,606      6.891         77.40            644
300001 - 325000                17      5,298,810            2.79             311,695      6.574         75.27            673
325001 - 350000                15      5,015,268            2.64             334,351      6.484         77.52            663
350001 - 375000                 8      2,903,575            1.53             362,947      6.745         84.65            676
375001 - 400000                 6      2,287,597            1.20             381,266      6.130         76.09            645
400001 - 425000                 6      2,485,222            1.31             414,204      6.370         78.46            670
425001 - 450000                 4      1,729,700            0.91             432,425      5.769         68.97            681
450001 - 475000                 2        936,000            0.49             468,000      5.805         72.50            690
475001 - 500000                 4      1,953,557            1.03             488,389      5.901         70.36            703
500001 - 525000                 1        522,500            0.27             522,500      5.761         71.58            645
525001 - 550000                 1        539,700            0.28             539,700      5.870         84.99            543
550001 - 575000                 1        564,000            0.30             564,000      6.073         62.67            623
600001 - 625000                 1        605,000            0.32             605,000      6.250         77.56            639
625001 - 650000                 1        640,000            0.34             640,000      6.357         80.00            754
750001 - 775000                 1        763,909            0.40             763,909      5.800         72.83            639
975001 - 1000000                1        986,500            0.52             986,500      5.875         61.66            690
1000001 >=                      2      2,509,528            1.32           1,254,764      6.557         80.00            691
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,385   $190,003,119          100.00%         $   79,666      8.104%        81.38%           642
============================================================================================================================


3. MORTGAGE RATES (%)



MORTGAGE RATES          NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
(%)                MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                   6   $  1,144,519            0.60%           $190,753      5.352%        74.90%           752
5.500 - 5.999                 151     34,667,282           18.25             229,585      5.821         70.84            698
6.000 - 6.499                  86     18,009,134            9.48             209,409      6.264         72.69            668
6.500 - 6.999                 138     22,680,527           11.94             164,352      6.786         75.84            649
7.000 - 7.499                 108     14,418,294            7.59             133,503      7.275         77.54            634
7.500 - 7.999                 147     17,849,892            9.39             121,428      7.762         75.62            621
8.000 - 8.499                  93      9,126,315            4.80              98,132      8.247         77.79            601
8.500 - 8.999                 113      8,959,214            4.72              79,285      8.703         78.09            594
9.000 - 9.499                  64      5,056,491            2.66              79,008      9.228         81.24            584
9.500 - 9.999                 203     12,271,100            6.46              60,449      9.888         92.55            629
10.000 - 10.499               421     18,522,679            9.75              43,997     10.421         98.06            633
10.500 - 10.999               487     14,833,206            7.81              30,458     10.814         97.49            611
11.000 - 11.499               173      5,316,828            2.80              30,733     11.257         96.27            612
11.500 - 11.999                66      2,593,263            1.36              39,292     11.779         95.49            609
12.000 - 12.499                13        658,871            0.35              50,682     12.213         88.97            601
12.500 - 12.999               116      3,895,504            2.05              33,582     12.500         99.27            643
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
============================================================================================================================


4. ORIGINAL TERM



                     NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
ORIGINAL TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

0 - 180                    353   $ 20,785,300           10.94%           $ 58,882      8.729%        80.34%           642
181 - 240                  254     14,140,208            7.44              55,670      9.370         84.94            646
241 - 300                    6        915,615            0.48             152,602      7.325         84.36            649
301 - 360                1,772    154,161,997           81.14              86,999      7.909         81.17            642
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=========================================================================================================================


5. REMAINING TERM



REMAINING        NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658            0.42%           $ 61,051      7.574%        50.50%           607
121 - 180              340     19,991,642           10.52              58,799      8.775         81.52            643
181 - 240              254     14,140,208            7.44              55,670      9.370         84.94            646
241 - 300                6        915,615            0.48             152,602      7.325         84.36            649
301 - 360            1,772    154,161,997           81.14              86,999      7.909         81.17            642
---------------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=====================================================================================================================


6. LIEN



                   NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LIEN          MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

First Lien             1,008   $140,829,950           74.12%           $139,712      7.187%        74.94%           645
Second Lien            1,377     49,173,169           25.88              35,710     10.731         99.82            635
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=======================================================================================================================


7. SEASON



                                                                                                  WEIGHTED
         NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE   WEIGHTED AVERAGE
SEASON                LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV               FICO
-----------------------------------------------------------------------------------------------------------------------------

0                       771   $ 77,696,879                 40.89%           $100,774      7.652%     78.82%               645
1                     1,347     96,041,543                 50.55              71,300      8.332      82.68                641
2                       235     14,594,736                  7.68              62,105      8.920      86.19                636
3                        31      1,652,334                  0.87              53,301      8.899      83.17                641
4                         1         17,627                  0.01              17,627     11.990     100.00                588
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,385   $190,003,119                100.00%           $ 79,666      8.104%     81.38%               642
=============================================================================================================================


8. LTV



                                                                                                           WEIGHTED   WEIGHTED
                  NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
LTV                            LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                      1   $     42,584                  0.02%           $ 42,584     10.638%     10.70%       512
15.00 - 19.99                      2         97,771                  0.05              48,886      6.740      18.65        720
20.00 - 24.99                      5        228,236                  0.12              45,647      8.331      22.07        610
25.00 - 29.99                      8        498,186                  0.26              62,273      7.112      27.81        665
30.00 - 34.99                      6        482,574                  0.25              80,429      7.779      32.40        602
35.00 - 39.99                     16      1,294,781                  0.68              80,924      7.166      38.53        654
40.00 - 44.99                     24      2,748,246                  1.45             114,510      6.831      42.38        648
45.00 - 49.99                     18      2,290,577                  1.21             127,254      6.866      47.87        652
50.00 - 54.99                     33      4,069,228                  2.14             123,310      6.651      53.09        676
55.00 - 59.99                     42      6,133,410                  3.23             146,034      6.764      57.25        653
60.00 - 64.99                     63     11,477,700                  6.04             182,186      6.837      62.83        639
65.00 - 69.99                     65      9,764,026                  5.14             150,216      6.927      67.09        642
70.00 - 74.99                     97     14,829,537                  7.80             152,882      7.028      72.29        635
75.00 - 79.99                    120     18,921,745                  9.96             157,681      6.914      77.93        647
80.00 - 84.99                    311     43,845,601                 23.08             140,983      7.193      80.99        642
85.00 - 89.99                     58      7,532,379                  3.96             129,869      7.946      87.69        641
90.00 - 94.99                    119     12,976,579                  6.83             109,047      8.045      91.57        651
95.00 - 99.99                    293     11,680,859                  6.15              39,866     10.051      98.48        637
100.00 - 104.99                1,104     41,089,101                 21.63              37,218     10.685     100.00        638
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,385   $190,003,119                100.00%           $ 79,666      8.104%     81.38%       642
==============================================================================================================================


9. CLTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
CLTV              MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  1   $     42,584            0.02%           $ 42,584     10.638%        10.70%           512
15.00 - 19.99                  2         97,771            0.05              48,886      6.740         18.65            720
20.00 - 24.99                  5        228,236            0.12              45,647      8.331         22.07            610
25.00 - 29.99                  8        498,186            0.26              62,273      7.112         27.81            665
30.00 - 34.99                  6        482,574            0.25              80,429      7.779         32.40            602
35.00 - 39.99                 16      1,294,781            0.68              80,924      7.166         38.53            654
40.00 - 44.99                 24      2,748,246            1.45             114,510      6.831         42.38            648
45.00 - 49.99                 18      2,290,577            1.21             127,254      6.866         47.87            652
50.00 - 54.99                 33      4,069,228            2.14             123,310      6.651         53.09            676
55.00 - 59.99                 42      6,133,410            3.23             146,034      6.764         57.25            653
60.00 - 64.99                 63     11,477,700            6.04             182,186      6.837         62.83            639
65.00 - 69.99                 65      9,764,026            5.14             150,216      6.927         67.09            642
70.00 - 74.99                 97     14,829,537            7.80             152,882      7.028         72.29            635
75.00 - 79.99                 92     15,530,376            8.17             168,808      6.856         77.61            651
80.00 - 84.99                189     27,387,409           14.41             144,907      7.193         81.58            641
85.00 - 89.99                 58      7,532,379            3.96             129,869      7.946         87.69            641
90.00 - 94.99                121     13,500,481            7.11             111,574      7.989         91.12            651
95.00 - 99.99                326     16,327,380            8.59              50,084      9.219         93.21            640
100.00 - 104.99            1,219     55,768,239           29.35              45,749      9.776         94.71            638
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
===========================================================================================================================


10. OWNER OCCUPANCY



                          NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
OWNER OCCUPANCY      MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------------

Owner Occupied                2,334   $183,791,920           96.73%           $ 78,745      8.128%        81.74%           642
Non-Owner Occupied               46      5,506,857            2.90             119,714      7.335         70.83            657
Vacation                          5        704,341            0.37             140,868      7.910         70.25            629
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
==============================================================================================================================


11. PROPERTY TYPE



PROPERTY             NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TYPE            MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

2-4 Family                  94   $ 10,467,394            5.51%           $111,355      7.714%        78.36%           649
Condo                      108      6,507,685            3.43              60,256      8.971         84.47            655
Modular Home                 2        288,776            0.15             144,388      6.691         87.06            708
PUD                        254     22,100,661           11.63              87,010      8.155         84.40            648
Single Family            1,912    149,748,992           78.81              78,321      8.084         80.94            640
Townhouse                   15        889,611            0.47              59,307      8.952         90.38            625
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=========================================================================================================================


12. LOAN PURPOSE



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
LOAN PURPOSE         MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

Purchase                      1,309  $ 59,875,200          31.51%   $ 45,741  9.577%        92.90%           631
Cash Out Refinance              887   121,653,423          64.03     137,152  7.255         74.77            647
Rate/Term Refinance             189     8,474,496           4.46      44,839  9.895         94.77            649
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%   $ 79,666  8.104%        81.38%           642
================================================================================================================


13. RATE TYPE



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
RATE TYPE            MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

Fixed Rate                    2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
================================================================================================================


14. PREPAYMEN FLAG



                                                                     AVERAGE     WA
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  GROSS      WEIGHTED       WEIGHTED
PREPAYMEN FLAG       MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE    CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

N                               970  $ 54,932,562          28.91%    $56,632  9.178%        86.89%           630
Y                             1,415   135,070,557          71.09      95,456  7.668         79.14            647
----------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385  $190,003,119         100.00%    $79,666  8.104%        81.38%           642
================================================================================================================


15. PREPAYMENT PENALTY TERM



PREPAYMENT          NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
PENALTY TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------

0                         970   $ 54,932,562           28.91%           $ 56,632      9.178%        86.89%           630
12                        161     23,561,806           12.40             146,347      7.390         74.96            643
24                        319     11,435,549            6.02              35,848     10.221         97.79            632
30                          3        365,100            0.19             121,700      8.423         82.05            645
36                        930     99,563,458           52.40             107,057      7.437         77.96            650
60                          2        144,643            0.08              72,321      7.790         84.00            636
------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
========================================================================================================================


16. FICO SCORES



FICO             NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
SCORES      MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

500 - 519               35   $  3,137,073            1.65%           $ 89,631      9.531%        69.90%           509
520 - 539               56      4,882,508            2.57              87,188      8.752         71.96            530
540 - 559               73      7,427,333            3.91             101,744      8.578         75.23            550
560 - 579              108      8,990,803            4.73              83,248      8.679         79.69            570
580 - 599              484     23,781,865           12.52              49,136      9.365         87.02            589
600 - 619              399     22,019,567           11.59              55,187      8.932         84.53            609
620 - 639              316     25,319,139           13.33              80,124      8.011         82.36            630
640 - 659              306     23,891,289           12.57              78,076      8.254         84.95            649
660 - 679              216     20,427,698           10.75              94,573      7.816         81.63            669
680 - 699              144     16,927,758            8.91             117,554      7.364         78.44            688
700 - 719               91      9,927,671            5.23             109,095      6.982         78.51            710
720 - 739               64     10,477,974            5.51             163,718      6.543         77.94            729
740 - 759               43      6,106,750            3.21             142,017      6.816         79.75            750
760 - 779               30      4,368,271            2.30             145,609      6.379         76.34            768
780 - 799               16      1,960,946            1.03             122,559      6.262         70.58            789
800 - 819                4        356,474            0.19              89,119      5.881         56.39            805
---------------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%           $ 79,666      8.104%        81.38%           642
=====================================================================================================================


17. STATE



                 NUMBER OF                  PERCENTAGE     AVERAGE              WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
STATE                LOANS        BALANCE        LOANS     BALANCE        CPN        LTV       FICO
---------------------------------------------------------------------------------------------------

Alabama                 37   $  1,731,529         0.91%   $ 46,798      9.557%     90.47%       602
Arizona                 64      5,300,330         2.79      82,818      7.825      85.53        674
Arkansas                 6        435,026         0.23      72,504      8.353      80.98        652
California             126     18,851,083         9.92     149,612      7.449      76.50        666
Colorado                83      4,447,181         2.34      53,580      9.241      92.04        626
Connecticut             38      3,349,439         1.76      88,143      7.762      74.46        671
Delaware                 3        335,355         0.18     111,785      8.038      74.33        616
Florida                208     15,620,219         8.22      75,097      8.624      84.62        643
Georgia                 88      3,455,677         1.82      39,269      9.975      95.21        621
Idaho                    2         50,972         0.03      25,486     11.700     100.00        608
Illinois                96      5,244,692         2.76      54,632      9.417      92.58        633
Indiana                 35      1,242,670         0.65      35,505      9.378      92.67        605
Iowa                    11        251,258         0.13      22,842     11.152      99.97        632
Kansas                   8        347,294         0.18      43,412      9.716      86.91        600
Kentucky                23        805,065         0.42      35,003      9.383      88.72        588
Louisiana               68      3,327,510         1.75      48,934      8.389      85.29        617
Maine                   79      9,246,325         4.87     117,042      7.341      75.75        641
Maryland                23      2,975,693         1.57     129,378      8.109      82.43        630
Massachusetts           64      8,263,557         4.35     129,118      7.419      78.53        682
Michigan               124      5,877,864         3.09      47,402      9.498      86.64        625
Minnesota               19      2,510,780         1.32     132,146      7.443      81.61        659
Mississippi             24      1,025,876         0.54      42,745      9.066      87.20        593
Missouri                40      1,547,867         0.81      38,697      9.543      87.18        596
Nebraska                 5        108,492         0.06      21,698     12.183      99.98        647
Nevada                  66      9,081,792         4.78     137,603      7.259      77.62        675
New Hampshire           44      5,953,504         3.13     135,307      6.896      70.09        661
New Jersey              20      2,997,982         1.58     149,899      8.309      75.18        635
New Mexico              10        516,383         0.27      51,638      8.401      90.23        643
New York               105     17,443,075         9.18     166,125      7.269      75.26        639
North Carolina          86      3,601,632         1.90      41,879      9.429      88.91        621
Ohio                   218     11,799,044         6.21      54,124      8.648      86.23        607
Oklahoma                 7        218,997         0.12      31,285      9.862      90.12        593
Oregon                   8        783,903         0.41      97,988      8.407      89.43        644
Pennsylvania            42      3,866,167         2.03      92,052      7.884      81.32        636
Rhode Island            36      3,884,562         2.04     107,905      7.206      74.79        676
South Carolina          33      1,205,680         0.63      36,536      9.823      88.52        617
South Dakota             1         23,200         0.01      23,200     12.500      99.23        606
Tennessee               41      2,539,466         1.34      61,938      8.242      86.17        644
Texas                  251     16,176,745         8.51      64,449      8.375      83.66        616
Utah                    15        622,265         0.33      41,484      9.047      93.08        629
Vermont                 10        959,960         0.51      95,996      8.365      65.11        642
Washington              35      2,852,092         1.50      81,488      8.120      88.91        669
Virginia                53      6,895,524         3.63     130,104      7.248      72.08        655
West Virginia            1         41,000         0.02      41,000     10.540      89.13        587
Wisconsin               26      2,042,063         1.07      78,541      9.309      83.64        650
Wyoming                  3        146,329         0.08      48,776      8.789      92.08        601
---------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119       100.00%   $ 79,666      8.104%     81.38%       642
===================================================================================================


18. DOCUMENTATION



                                                                              AVERAGE
                                 NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
DOCUMENTATION               MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------------

Alternative Documentation               60   $  7,207,904            3.79%   $120,132      7.484%        81.70%           671
Full Documentation                   1,847    133,874,162           70.46      72,482      8.151         81.96            636
Stated Documentation                   475     48,266,852           25.40     101,614      8.098         79.85            656
NINA                                     3        654,200            0.34     218,067      5.850         70.80            686
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
=============================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:52

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. FICO Aggregate
2. FICO First Lien
3. FICO (Second Lien)
4. FICO IO Loans

1. FICO AGGREGATE



FICO AGGREGATE  % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC   % IO    WAC  MARGIN  SILENT SECOND
---------------------------------------------------------------------------------------------------------------

<= 519                     4.99    70.53    90.00       73.67        97.33   0.00  8.828   7.514           0.00
520 - 539                  5.94    74.35    90.00       67.80        98.32   0.00  8.645   7.397           0.00
540 - 559                  7.29    76.89    95.00       67.88        97.23   0.00  8.524   7.267           0.00
560 - 579                  7.84    79.30   100.00       66.65        96.24   0.67  8.353   7.043          11.22
580 - 599                 15.28    80.94   100.00       75.88        97.79  25.19  7.968   6.510          40.63
600 - 619                 14.02    80.78   100.00       74.36        97.26  26.74  7.734   6.314          35.02
620 - 639                 11.79    80.68   100.00       66.44        95.44  28.63  7.402   6.038          33.98
640 - 659                 11.42    81.73   100.00       51.21        95.00  29.07  7.334   5.957          40.82
660 - 679                  7.28    81.81   100.00       49.63        95.24  27.70  7.332   5.982          38.06
680 - 699                  5.31    79.22   100.00       41.72        92.84  25.32  6.947   5.583          34.34
700 - 719                  3.40    80.73   100.00       43.73        93.84  29.96  6.785   5.556          32.79
720 - 739                  2.19    78.76   100.00       54.79        95.26  21.57  6.503   5.229          22.90
740 - 759                  1.54    77.16   100.00       42.82        94.29  22.13  6.525   5.336          30.74
760 - 779                  0.99    79.99   100.00       69.17        85.63  23.05  6.513   5.520          26.53
780 - 799                  0.65    71.01   100.00       55.51        90.29  42.30  6.232   5.037          16.02
800 >=                     0.08    65.47    80.00       85.26       100.00  37.51  6.018   4.988           0.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                   100.00    79.42   100.00       63.86        96.11  20.07  7.728   6.440          27.71
===============================================================================================================


2. FICO FIRST LIEN



FICO FIRST LIEN  % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC   % IO    WAC  MARGIN  SILENT SECOND
----------------------------------------------------------------------------------------------------------------

<= 519                      4.99    70.53    90.00       73.67        97.33   0.00  8.828   7.514           0.00
520 - 539                   5.94    74.35    90.00       67.80        98.32   0.00  8.645   7.397           0.00
540 - 559                   7.29    76.89    95.00       67.88        97.23   0.00  8.524   7.267           0.00
560 - 579                   7.66    78.81    95.00       65.87        96.16   0.69  8.293   7.043          11.48
580 - 599                  14.17    79.45    98.00       74.00        97.62  27.16  7.742   6.510          43.81
600 - 619                  13.12    79.47    95.00       72.59        97.07  28.58  7.519   6.314          37.44
620 - 639                  11.15    79.59   100.00       64.83        95.18  30.27  7.221   6.038          35.91
640 - 659                  10.61    80.37   100.00       51.39        94.62  31.27  7.082   5.957          43.91
660 - 679                   6.72    80.31   100.00       50.44        94.85  30.00  7.044   5.982          41.22
680 - 699                   4.96    77.79   100.00       42.18        92.35  27.08  6.699   5.583          36.72
700 - 719                   3.21    79.59   100.00       44.89        93.47  31.74  6.548   5.556          34.73
720 - 739                   2.09    77.75   100.00       56.14        95.03  22.60  6.325   5.229          23.99
740 - 759                   1.46    75.95   100.00       43.22        93.98  23.33  6.294   5.336          32.41
760 - 779                   0.94    78.98    99.71       71.17        84.89  24.25  6.328   5.520          27.91
780 - 799                   0.63    69.96   100.00       54.84        89.93  43.84  6.100   5.037          16.61
800 >=                      0.08    65.47    80.00       85.26       100.00  37.51  6.018   4.988           0.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                     95.02    78.35   100.00       63.35        95.90  21.12  7.570   6.440          29.17
================================================================================================================


3. FICO (SECOND LIEN)



FICO (SECOND LIEN)  % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC  % IO     WAC  MARGIN  SILENT SECOND
-------------------------------------------------------------------------------------------------------------------

560 - 579                      0.18    99.99   100.00      100.00       100.00  0.00  10.926   0.000           0.00
580 - 599                      1.11    99.89   100.00      100.00       100.00  0.00  10.864   0.000           0.00
600 - 619                      0.91    99.83   100.00      100.00       100.00  0.00  10.846   0.000           0.00
620 - 639                      0.64    99.74   100.00       94.60       100.00  0.00  10.575   0.000           0.00
640 - 659                      0.80    99.76   100.00       48.83       100.00  0.00  10.662   0.000           0.00
660 - 679                      0.56    99.80   100.00       39.91       100.00  0.00  10.789   0.000           0.00
680 - 699                      0.34    99.78   100.00       35.09       100.00  0.00  10.511   0.000           0.00
700 - 719                      0.19    99.99   100.00       24.12       100.00  0.00  10.780   0.000           0.00
720 - 739                      0.10   100.00   100.00       26.51       100.00  0.00  10.233   0.000           0.00
740 - 759                      0.08    99.38   100.00       35.35       100.00  0.00  10.798   0.000           0.00
760 - 779                      0.05    99.34   100.00       30.66       100.00  0.00  10.066   0.000           0.00
780 - 799                      0.02    99.75   100.00       73.98       100.00  0.00   9.848   0.000           0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                         4.98    99.82   100.00       73.59       100.00  0.00  10.731   0.000           0.00
===================================================================================================================


4. FICO IO LOANS



FICO IO LOANS  % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC    % IO    WAC   MARGIN  SILENT SECOND
----------------------------------------------------------------------------------------------------------------

560 - 579                 0.05    88.62    90.00        0.00       100.00  100.00  7.047    6.701           0.00
580 - 599                 3.85    79.38    95.00       71.76       100.00  100.00  7.260    6.124          54.05
600 - 619                 3.75    80.18    95.00       78.78       100.00  100.00  7.120    5.910          47.04
620 - 639                 3.37    80.36    95.00       70.04        99.35  100.00  6.821    5.640          50.17
640 - 659                 3.32    79.48    95.00       50.60       100.00  100.00  6.870    5.768          57.68
660 - 679                 2.02    80.79    92.08       40.98        95.64  100.00  7.076    5.936          65.49
680 - 699                 1.34    78.22    93.33       38.91       100.00  100.00  6.539    5.443          50.01
700 - 719                 1.02    78.99    90.00       27.62       100.00  100.00  6.751    5.542          57.46
720 - 739                 0.47    80.08    90.00       50.76       100.00  100.00  6.473    5.114          69.41
740 - 759                 0.34    73.00    90.00       34.43       100.00  100.00  6.399    5.736          56.47
760 - 779                 0.23    80.20    84.11       41.25       100.00  100.00  6.421    5.550          81.16
780 - 799                 0.28    69.76    80.00       47.32       100.00  100.00  5.980    4.795          27.02
800 >=                    0.03    80.00    80.00      100.00       100.00  100.00  5.990    4.870           0.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                   20.07    79.57    95.00       59.79        99.45  100.00  6.940    5.796          53.86
================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:40

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   957 RECORDS
                                    IO LOANS
                              BALANCE: 198,288,235

SELECTION CRITERIA: IO LOANS

 1.   Original Mortgage Loan Balance
 2.   Remaining Balance
 3.   Mortgage Rates (%)
 4.   Original Term
 5.   Remaining Term
 6.   LIEN
 7.   Season
 8.   LTV
 9.   CLTV
10.   Owner Occupancy
11.   Property Type
12.   Loan Purpose
13.   Rate Type
14.   Prepaymen Flag
15.   Prepayment Penalty Term
16.   FICO Scores
17.   State
18.   Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                                                                       AVERAGE
ORIGINAL MORTGAGE        NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LOAN BALANCE        MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------

25,001 - 50,000                  2   $     92,200            0.05%  $   46,100      8.157%        83.03%           601
50,001 - 75,000                 54      3,618,720            1.82       67,013      7.563         78.38            615
75,001 - 100,000               103      9,245,156            4.66       89,759      7.269         79.73            623
100,001 - 125,000              114     12,811,115            6.46      112,378      7.176         78.88            629
125,001 - 150,000              117     16,121,820            8.13      137,793      7.083         79.37            634
150,001 - 175,000               87     14,162,890            7.14      162,792      6.862         79.64            641
175,001 - 200,000               87     16,220,320            8.18      186,440      6.865         80.12            645
200,001 - 225,000               74     15,656,641            7.90      211,576      6.880         79.21            647
225,001 - 250,000               59     14,027,380            7.07      237,752      6.956         79.66            631
250,001 - 275,000               44     11,473,692            5.79      260,766      6.678         76.76            653
275,001 - 300,000               43     12,348,403            6.23      287,172      7.047         80.61            640
300,001 - 325,000               23      7,266,300            3.66      315,926      7.036         81.38            636
325,001 - 350,000               26      8,759,483            4.42      336,903      6.818         81.19            650
350,001 - 375,000               20      7,250,600            3.66      362,530      6.466         78.63            653
375,001 - 400,000               24      9,354,746            4.72      389,781      6.897         81.13            646
400,001 - 425,000               21      8,703,720            4.39      414,463      6.934         82.28            656
425,001 - 450,000               17      7,438,500            3.75      437,559      6.838         81.06            648
450,001 - 475,000                7      3,245,000            1.64      463,571      6.471         80.90            647
475,001 - 500,000               12      5,864,750            2.96      488,729      6.943         75.67            643
500,001 - 525,000                7      3,620,500            1.83      517,214      6.747         82.31            648
525,001 - 550,000                1        546,000            0.28      546,000      5.199         72.80            715
550,001 - 575,000                3      1,691,400            0.85      563,800      6.791         83.38            619
575,001 - 600,000                5      2,939,900            1.48      587,980      7.472         79.74            613
625,001 - 650,000                2      1,272,000            0.64      636,000      8.194         80.00            724
650,001 - 675,000                1        675,000            0.34      675,000      7.670         90.00            661
675,001 - 700,000                1        684,000            0.34      684,000      5.990         80.00            642
750,001 - 775,000                1        770,000            0.39      770,000      6.990         45.29            657
1,000,001 >=                     2      2,428,000            1.22    1,214,000      6.710         71.97            620
----------------------------------------------------------------------------------------------------------------------
TOTAL:                         957   $198,288,235          100.00%  $  207,198      6.940%        79.57%           641
======================================================================================================================


2. REMAINING BALANCE



REMAINING              NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
BALANCE           MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

25001 - 50000                  2   $     92,200            0.05%         $   46,100      8.157%        83.03%           601
50001 - 75000                 54      3,618,720            1.82              67,013      7.563         78.38            615
75001 - 100000               103      9,245,156            4.66              89,759      7.269         79.73            623
100001 - 125000              114     12,811,115            6.46             112,378      7.176         78.88            629
125001 - 150000              117     16,121,820            8.13             137,793      7.083         79.37            634
150001 - 175000               87     14,162,890            7.14             162,792      6.862         79.64            641
175001 - 200000               87     16,220,320            8.18             186,440      6.865         80.12            645
200001 - 225000               74     15,656,641            7.90             211,576      6.880         79.21            647
225001 - 250000               59     14,027,380            7.07             237,752      6.956         79.66            631
250001 - 275000               44     11,473,692            5.79             260,766      6.678         76.76            653
275001 - 300000               43     12,348,403            6.23             287,172      7.047         80.61            640
300001 - 325000               23      7,266,300            3.66             315,926      7.036         81.38            636
325001 - 350000               26      8,759,483            4.42             336,903      6.818         81.19            650
350001 - 375000               20      7,250,600            3.66             362,530      6.466         78.63            653
375001 - 400000               24      9,354,746            4.72             389,781      6.897         81.13            646
400001 - 425000               21      8,703,720            4.39             414,463      6.934         82.28            656
425001 - 450000               17      7,438,500            3.75             437,559      6.838         81.06            648
450001 - 475000                7      3,245,000            1.64             463,571      6.471         80.90            647
475001 - 500000               12      5,864,750            2.96             488,729      6.943         75.67            643
500001 - 525000                7      3,620,500            1.83             517,214      6.747         82.31            648
525001 - 550000                1        546,000            0.28             546,000      5.199         72.80            715
550001 - 575000                3      1,691,400            0.85             563,800      6.791         83.38            619
575001 - 600000                5      2,939,900            1.48             587,980      7.472         79.74            613
625001 - 650000                2      1,272,000            0.64             636,000      8.194         80.00            724
650001 - 675000                1        675,000            0.34             675,000      7.670         90.00            661
675001 - 700000                1        684,000            0.34             684,000      5.990         80.00            642
750001 - 775000                1        770,000            0.39             770,000      6.990         45.29            657
1000001 >=                     2      2,428,000            1.22           1,214,000      6.710         71.97            620
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                       957   $198,288,235          100.00%         $  207,198      6.940%        79.57%           641
===========================================================================================================================


3. MORTGAGE RATES (%)



MORTGAGE               NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
RATES (%)         MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                  2   $    527,100            0.27%           $263,550      4.855%        74.10%           716
5.000 - 5.499                 18      4,568,400            2.30             253,800      5.214         66.94            710
5.500 - 5.999                 92     23,997,050           12.10             260,837      5.792         75.64            660
6.000 - 6.499                141     32,184,890           16.23             228,262      6.292         79.40            641
6.500 - 6.999                250     51,650,731           26.05             206,603      6.759         79.55            641
7.000 - 7.499                190     35,919,802           18.11             189,052      7.252         79.82            632
7.500 - 7.999                161     30,104,980           15.18             186,987      7.717         81.59            634
8.000 - 8.499                 52      9,424,600            4.75             181,242      8.215         81.39            646
8.500 - 8.999                 30      5,751,533            2.90             191,718      8.720         85.93            610
9.000 - 9.499                 15      3,108,650            1.57             207,243      9.203         87.07            613
9.500 - 9.999                  5        988,500            0.50             197,700      9.741         94.44            604
10.000 - 10.499                1         62,000            0.03              62,000     10.030         71.26            654
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                       957   $198,288,235          100.00%           $207,198      6.940%        79.57%           641
===========================================================================================================================


4. ORIGINAL TERM



ORIGINAL         NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

301 - 360              957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
---------------------------------------------------------------------------------------------------------------------
TOTAL:                 957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
=====================================================================================================================


5. REMAINING TERM



REMAINING        NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

301 - 360              957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
---------------------------------------------------------------------------------------------------------------------
TOTAL:                 957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
=====================================================================================================================


6. LIEN



                  NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LIEN         MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------

First Lien              957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
----------------------------------------------------------------------------------------------------------------------
TOTAL:                  957   $198,288,235         100.00%            $207,198     6.940%        79.57%            641
======================================================================================================================


7. SEASON



              NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
SEASON   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------

0                   423   $ 89,941,190           45.36%           $212,627      6.891%        80.04%           637
1                   412     83,842,310           42.28             203,501      6.959         78.94            643
2                    91     18,205,293            9.18             200,058      7.102         79.95            647
3                    26      5,042,592            2.54             193,946      6.891         80.05            665
4                     4      1,040,300            0.52             260,075      6.587         78.38            656
5                     1        216,550            0.11             216,550      9.350         89.99            624
------------------------------------------------------------------------------------------------------------------
TOTAL:              957   $198,288,235          100.00%           $207,198      6.940%        79.57%           641
==================================================================================================================


8. LTV



                                                                                                           WEIGHTED   WEIGHTED
                  NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
LTV                            LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------------------------------

20.00 - 24.99                      1   $    266,900                  0.13%           $266,900      5.157%     22.24%       740
30.00 - 34.99                      3        234,300                  0.12              78,100      7.655      31.67        634
35.00 - 39.99                      4        662,300                  0.33             165,575      6.117      38.31        741
40.00 - 44.99                      2        612,550                  0.31             306,275      6.397      43.80        678
45.00 - 49.99                      6      1,584,700                  0.80             264,117      6.525      46.26        663
50.00 - 54.99                      4        636,100                  0.32             159,025      5.687      52.45        678
55.00 - 59.99                      8      2,221,600                  1.12             277,700      6.580      57.69        607
60.00 - 64.99                     17      3,951,000                  1.99             232,412      6.428      62.88        625
65.00 - 69.99                     16      5,098,250                  2.57             318,641      6.419      66.51        645
70.00 - 74.99                     25      6,558,200                  3.31             262,328      6.502      72.44        634
75.00 - 79.99                    149     26,503,070                 13.37             177,873      6.802      79.00        628
80.00 - 84.99                    611    120,365,332                 60.70             196,997      6.896      80.24        647
85.00 - 89.99                     43     12,158,600                  6.13             282,758      7.498      87.87        628
90.00 - 94.99                     56     14,973,900                  7.55             267,391      7.601      90.82        634
95.00 - 99.99                     12      2,461,433                  1.24             205,119      8.283      95.00        613
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           957   $198,288,235                100.00%           $207,198      6.940%     79.57%       641
==============================================================================================================================


9. CLTV



                                                                                                           WEIGHTED   WEIGHTED
                  NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
CLTV                           LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------------------------------

20.00 - 24.99                      1   $    266,900                  0.13%           $266,900      5.157%     22.24%       740
30.00 - 34.99                      3        234,300                  0.12              78,100      7.655      31.67        634
35.00 - 39.99                      4        662,300                  0.33             165,575      6.117      38.31        741
40.00 - 44.99                      2        612,550                  0.31             306,275      6.397      43.80        678
45.00 - 49.99                      6      1,584,700                  0.80             264,117      6.525      46.26        663
50.00 - 54.99                      4        636,100                  0.32             159,025      5.687      52.45        678
55.00 - 59.99                      8      2,221,600                  1.12             277,700      6.580      57.69        607
60.00 - 64.99                     17      3,951,000                  1.99             232,412      6.428      62.88        625
65.00 - 69.99                     16      5,098,250                  2.57             318,641      6.419      66.51        645
70.00 - 74.99                     24      6,508,700                  3.28             271,196      6.498      72.44        634
75.00 - 79.99                     35     10,305,450                  5.20             294,441      6.598      77.52        633
80.00 - 84.99                    120     29,817,774                 15.04             248,481      6.875      80.97        647
85.00 - 89.99                     44     12,592,400                  6.35             286,191      7.464      87.60        630
90.00 - 94.99                     61     15,821,900                  7.98             259,375      7.547      90.22        635
95.00 - 99.99                    133     20,579,033                 10.38             154,730      7.044      81.75        627
100.00 - 104.99                  479     87,395,278                 44.07             182,454      6.919      80.00        646
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           957   $198,288,235                100.00%           $207,198      6.940%     79.57%       641
==============================================================================================================================


10. OWNER OCCUPANCY



                                                                                                           WEIGHTED   WEIGHTED
                  NUMBER OF MORTGAGE      PRINCIPAL   PERCENTAGE OF GROUP   AVERAGE PRINCIPAL   WA GROSS    AVERAGE    AVERAGE
OWNER OCCUPANCY                LOANS        BALANCE                 LOANS             BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------------------------------

Owner Occupied                   954   $197,203,685                 99.45%           $206,712      6.936%     79.51%       641
Vacation                           3      1,084,550                  0.55             361,517      7.771      89.96        655
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           957   $198,288,235                100.00%           $207,198      6.940%     79.57%       641
==============================================================================================================================


11. PROPERTY TYPE



                                                              AVERAGE              WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  WA GROSS    AVERAGE    AVERAGE
PROPERTY TYPE  MORTGAGE LOANS       BALANCE    GROUP LOANS    BALANCE        CPN        LTV       FICO
------------------------------------------------------------------------------------------------------

2-4 Family                 35  $  9,838,100           4.96%   $281,089     7.153%     82.88%       640
Condo                      60    12,238,060           6.17     203,968     7.294      78.88        638
PUD                       143    34,693,968          17.50     242,615     6.881      80.59        648
Single Family             715   140,373,906          70.79     196,327     6.915      79.14        640
Townhouse                   4     1,144,200           0.58     286,050     6.213      78.86        618
------------------------------------------------------------------------------------------------------
TOTAL:                    957  $198,288,235         100.00%   $207,198     6.940%     79.57%       641
======================================================================================================


12. LOAN PURPOSE



                                                                   AVERAGE              WEIGHTED   WEIGHTED
                         NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  WA GROSS    AVERAGE    AVERAGE
LOAN PURPOSE        MORTGAGE LOANS       BALANCE    GROUP LOANS    BALANCE        CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------------

Purchase                       602  $108,793,038          54.87%   $180,719     6.951%     80.37%       643
Cash Out Refinance             355    89,495,197          45.13     252,099     6.927      78.58        638
-----------------------------------------------------------------------------------------------------------
TOTAL:                         957  $198,288,235         100.00%   $207,198     6.940%     79.57%       641
===========================================================================================================


13. RATE TYPE



                                                                   AVERAGE              WEIGHTED   WEIGHTED
                         NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  WA GROSS    AVERAGE    AVERAGE
RATE TYPE           MORTGAGE LOANS       BALANCE    GROUP LOANS    BALANCE        CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------------

ARM                            929  $193,078,412          97.37%   $207,835     6.955%     79.67%       640
Fixed Rate                      28     5,209,823           2.63     186,065     6.401      75.72        664
-----------------------------------------------------------------------------------------------------------
TOTAL:                         957  $198,288,235         100.00%   $207,198     6.940%     79.57%       641
===========================================================================================================


14. PREPAYMEN FLAG



                                                              AVERAGE
PREPAYMEN        NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
FLAG        MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------

N                      265   $ 50,115,800           25.27%   $189,116      7.203%        79.97%           638
Y                      692    148,172,435           74.73     214,122      6.852         79.43            642
-------------------------------------------------------------------------------------------------------------
TOTAL:                 957   $198,288,235          100.00%   $207,198      6.940%        79.57%           641
=============================================================================================================


15. PREPAYMENT PENALTY TERM



                                                                 AVERAGE
PREPAYMENT          NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
PENALTY TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

0                         265   $ 50,115,800           25.27%   $189,116      7.203%        79.97%           638
12                         68     19,200,900            9.68     282,366      7.151         82.49            636
24                        575    117,224,785           59.12     203,869      6.862         79.76            640
36                         49     11,746,750            5.92     239,730      6.260         71.14            669
----------------------------------------------------------------------------------------------------------------
TOTAL:                    957   $198,288,235          100.00%   $207,198      6.940%        79.57%           641
================================================================================================================


16. FICO SCORES



                                                                 AVERAGE
                    NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
FICO SCORES    MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

560 - 579                   2   $    522,500            0.26%   $261,250      7.047%        88.62%           573
580 - 599                 208     38,022,106           19.18     182,799      7.260         79.38            589
600 - 619                 205     37,047,102           18.68     180,718      7.120         80.18            609
620 - 639                 153     33,341,489           16.81     217,918      6.821         80.36            629
640 - 659                 149     32,787,242           16.54     220,049      6.870         79.48            649
660 - 679                  86     19,926,232           10.05     231,700      7.076         80.79            668
680 - 699                  53     13,280,292            6.70     250,572      6.539         78.22            689
700 - 719                  43     10,071,801            5.08     234,228      6.751         78.99            708
720 - 739                  19      4,667,750            2.35     245,671      6.473         80.08            730
740 - 759                  15      3,368,700            1.70     224,580      6.399         73.00            749
760 - 779                  10      2,248,820            1.13     224,882      6.421         80.20            769
780 - 799                  13      2,724,200            1.37     209,554      5.980         69.76            786
800 - 819                   1        280,000            0.14     280,000      5.990         80.00            806
----------------------------------------------------------------------------------------------------------------
TOTAL:                    957   $198,288,235          100.00%   $207,198      6.940%        79.57%           641
================================================================================================================


17. STATE



                 NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
STATE                LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

Alabama                 10   $  1,215,820         0.61%   $121,582   7.300%     80.00%       638
Arizona                 60     12,690,473         6.40     211,508   6.679      80.04        652
Arkansas                 1         96,000         0.05      96,000   8.320      80.00        623
California             159     48,461,153        24.44     304,787   6.667      76.57        651
Colorado                96     16,299,900         8.22     169,791   6.587      80.87        631
Connecticut              3        541,700         0.27     180,567   6.904      79.81        617
Delaware                 2        311,700         0.16     155,850   6.084      74.28        649
Florida                101     21,773,711        10.98     215,581   7.375      79.79        642
Georgia                 48      6,059,996         3.06     126,250   7.475      81.27        627
Idaho                    1         92,800         0.05      92,800   7.160      80.00        619
Illinois                37      7,226,120         3.64     195,301   6.932      81.20        638
Indiana                  6        676,100         0.34     112,683   6.707      81.47        624
Iowa                     1         42,700         0.02      42,700   9.510      94.89        610
Kansas                   3        223,500         0.11      74,500   7.499      79.99        623
Kentucky                 6        583,600         0.29      97,267   7.520      79.99        588
Louisiana               14      1,507,600         0.76     107,686   6.871      81.77        633
Maryland                27      7,258,592         3.66     268,837   7.078      80.53        629
Massachusetts           30      8,059,500         4.06     268,650   6.927      79.57        651
Michigan                44      7,036,335         3.55     159,917   7.240      80.55        643
Minnesota                9      1,779,801         0.90     197,756   7.002      82.89        658
Mississippi              3        269,700         0.14      89,900   7.708      82.45        622
Missouri                 7        678,800         0.34      96,971   7.220      80.00        630
Nevada                  59     13,208,640         6.66     223,875   6.960      80.07        651
New Hampshire            3        781,700         0.39     260,567   7.563      80.56        628
New Jersey               5      1,754,500         0.88     350,900   7.250      78.14        633
New Mexico               1        100,000         0.05     100,000   6.560      80.00        602
New York                23      8,373,400         4.22     364,061   6.629      82.35        635
North Carolina          34      4,155,000         2.10     122,206   7.277      80.79        612
Ohio                    36      5,028,654         2.54     139,685   7.020      81.21        629
Oklahoma                 2        243,600         0.12     121,800   7.547      85.46        593
Oregon                   6        909,700         0.46     151,617   6.973      82.03        642
Pennsylvania             2        152,600         0.08      76,300   7.532      79.98        633
Rhode Island            15      3,709,400         1.87     247,293   7.462      80.54        634
South Carolina          10      1,254,990         0.63     125,499   7.089      83.53        650
Tennessee               10        934,120         0.47      93,412   7.340      80.00        632
Texas                   16      2,314,300         1.17     144,644   6.697      79.99        648
Utah                    12      1,500,260         0.76     125,022   6.818      79.97        634
Vermont                  1        232,000         0.12     232,000   7.470      80.00        637
Washington              33      5,844,270         2.95     177,099   6.705      79.21        623
Virginia                16      3,931,500         1.98     245,719   7.859      84.16        628
Wisconsin                5        974,000         0.49     194,800   7.704      72.62        636
------------------------------------------------------------------------------------------------
TOTAL:                 957   $198,288,235       100.00%   $207,198   6.940%     79.57%       641
================================================================================================


18. DOCUMENTATION



                            NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                             MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
DOCUMENTATION                   LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
-----------------------------------------------------------------------------------------------------------

Alternative Documentation          24   $  5,452,700         2.75%   $227,196   6.858%     84.27%       634
Full Documentation                653    118,551,392        59.79     181,549   6.773      79.56        631
Stated Documentation              280     74,284,143        37.46     265,301   7.213      79.22        658
-----------------------------------------------------------------------------------------------------------
TOTAL:                            957   $198,288,235       100.00%   $207,198   6.940%     79.57%       641
===========================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:51

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   957 RECORDS
                                    IO LOANS
                              BALANCE: 198,288,235

SELECTION CRITERIA: IO LOANS

 1. SUMMARY
 2. PRODUCT
 3. Original Prepayment Penalty Term (Years)
 4. ZIP
 5. Scheduled Principial Balances
 6. Mortgage Rates
 7. Original Terms to Stated Maturity
 8. Remaining Terms to Stated Maturity
 9. Loan to Value
10. Fico Score
11. Loan Purpose
12. Property Type
13. States - Top 30
14. Documentation Type
15. Occuancy Status
16. Gross Margin
17. Initial Periodic Cap
18. Periodic Cap
19. Maximum Rate
20. Minimum Mortgage Rate
21. Next Rate Adjustment Date

1. SUMMARY

Total Number of Loans: 957
Total Outstanding Loan Balance: $198,288,234.69
Average Outstanding Loan Balance: $207,197.74
Fixed Rate: 2.63%
Adjustable Rate: 97.37%
Prepayment Penalty Coverage: 74.73%
Weighted Average Coupon: 6.940
Weighted Average Margin: 5.796
Weighted Average Initial Periodic Cap: 2.980
Weighted Average Periodic Cap: 1.014
Weighted Average Maximum Rate: 13.036
Weighted Average Minimum Rate: 6.932
Weighted Average Original Term (mo.): 360.
Weighted Average Remaining Term (mo.): 359.
Weighted Average Original LTV: 79.57
Weighted Average FICO: 641
Weighted Average DTI: 41.37
First Lien Position: 100.00
Second Lien Position: 0.00

2. PRODUCT



                                                  PERCENTAGE OF
                                       TOTAL     MORTGAGE LOANS
                                   SCHEDULED           BY TOTAL   WEIGHTED  WEIGHTED   WEIGHTED
                  NUMBER OF        PRINCIPAL          SCHEDULED    AVERAGE   AVERAGE    AVERAGE
PRODUCT      MORTGAGE LOANS          BALANCE  PRINCIPAL BALANCE       FICO       LTV     COUPON
-----------------------------------------------------------------------------------------------

2/28 ARM-IO             883  $179,251,731.43              90.40%       638     80.24%     6.988%
3/27 ARM-IO              40    11,543,880.68               5.82        666     73.05      6.510
5/25 ARM-IO               6     2,282,800.00               1.15        679     68.29      6.644
FIXED-IO                 28     5,209,822.58               2.63        664     75.72      6.401
-----------------------------------------------------------------------------------------------
TOTAL:                  957  $198,288,234.69             100.00%       641     79.57%     6.940%
===============================================================================================


3. ORIGINAL PREPAYMENT PENALTY TERM (YEARS)



                                                           PERCENTAGE OF
                                                TOTAL     MORTGAGE LOANS
                                            SCHEDULED           BY TOTAL   WEIGHTED  WEIGHTED   WEIGHTED
ORIGINAL PREPAYMENT        NUMBER OF        PRINCIPAL          SCHEDULED    AVERAGE   AVERAGE    AVERAGE
PENALTY TERM (YEARS)  MORTGAGE LOANS          BALANCE  PRINCIPAL BALANCE       FICO       LTV     COUPON
--------------------------------------------------------------------------------------------------------

0.00                             265  $ 50,115,800.13              25.27%       638     79.97%     7.203%
1.00                              68    19,200,900.00               9.68        636     82.49      7.151
2.00                             575   117,224,784.56              59.12        640     79.76      6.862
3.00                              49    11,746,750.00               5.92        669     71.14      6.260
--------------------------------------------------------------------------------------------------------
TOTAL:                           957  $198,288,234.69             100.00%       641     79.57%     6.940%
========================================================================================================


4. ZIP



                                                           PERCENTAGE OF
                                                TOTAL     MORTGAGE LOANS
                                            SCHEDULED           BY TOTAL   WEIGHTED  WEIGHTED   WEIGHTED
                           NUMBER OF        PRINCIPAL          SCHEDULED    AVERAGE   AVERAGE    AVERAGE
ZIP                   MORTGAGE LOANS          BALANCE  PRINCIPAL BALANCE       FICO       LTV     COUPON
--------------------------------------------------------------------------------------------------------

92504                              4  $  1,379,000.00               0.70%       634     78.53%     6.520%
33304                              1     1,300,000.00               0.66        608     65.00      7.110
89117                              4     1,234,700.00               0.62        654     76.15      7.197
91356                              2     1,150,000.00               0.58        655     56.76      7.509
45040                              1     1,128,000.00               0.57        633     80.00      6.250
20744                              3     1,124,500.00               0.57        611     82.97      7.529
94806                              3     1,070,000.00               0.54        669     75.76      5.753
85382                              2     1,065,100.00               0.54        661     81.60      7.608
91730                              3     1,037,700.00               0.52        700     74.10      5.732
95206                              3       975,300.00               0.49        661     75.57      6.507
Other                            931   186,823,934.69              94.22        641     79.88      6.950
--------------------------------------------------------------------------------------------------------
TOTAL:                           957  $198,288,234.69             100.00%       641     79.57%     6.940%
========================================================================================================


5. SCHEDULED PRINCIPIAL BALANCES



                                                                        PERCENTAGE OF
                                                            TOTAL      MORTGAGE LOANS
                                                        SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                     NUMBER OF          PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
SCHEDULED PRINCIPIAL BALANCES   MORTGAGE LOANS            BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
----------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                             2    $     92,200.00                0.05%       601      83.03%     8.157%
50,000.01 - 100,000.00                     157      12,863,875.90                6.49        621      79.35      7.352
100,000.01 - 150,000.00                    231      28,932,935.44               14.59        632      79.16      7.124
150,000.01 - 200,000.00                    174      30,383,209.52               15.32        643      79.90      6.863
200,000.01 - 250,000.00                    133      29,684,020.57               14.97        639      79.43      6.916
250,000.01 - 300,000.00                     87      23,822,094.34               12.01        646      78.75      6.870
300,000.01 - 350,000.00                     49      16,025,782.92                8.08        644      81.28      6.917
350,000.01 - 400,000.00                     44      16,605,346.00                8.37        649      80.04      6.709
400,000.01 - 450,000.00                     38      16,142,220.00                8.14        652      81.71      6.890
450,000.01 - 500,000.00                     19       9,109,750.00                4.59        645      77.53      6.775
500,000.01 - 550,000.00                      8       4,166,500.00                2.10        657      81.06      6.544
550,000.01 - 600,000.00                      8       4,631,300.00                2.34        615      81.07      7.223
600,000.01 - 650,000.00                      2       1,272,000.00                0.64        724      80.00      8.194
650,000.01 - 700,000.00                      2       1,359,000.00                0.69        651      84.97      6.824
750,000.01 - 800,000.00                      1         770,000.00                0.39        657      45.29      6.990
1,000,000.01 >=                              2       2,428,000.00                1.22        620      71.97      6.710
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                     957    $198,288,234.69              100.00%       641      79.57%     6.940%
======================================================================================================================


Minimum Scheduled Principal Balance: $42,700.00
Maximum Scheduled Principal Balance: $1,300,000.00
Average Scheduled Principal Balance: $207,197.74

6. MORTGAGE RATES



                                                         PERCENTAGE OF
                                             TOTAL      MORTGAGE LOANS
                                         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                       NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MORTGAGE RATES    MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------

4.501 - 5.000                  2   $    527,100.00                0.27%       716      74.10%     4.855%
5.001 - 5.500                 23      6,565,399.75                3.31        698      69.89      5.301
5.501 - 6.000                 92     23,287,050.00               11.74        658      75.79      5.829
6.001 - 6.500                148     34,002,029.90               17.15        643      79.56      6.322
6.501 - 7.000                243     49,300,590.57               24.86        640      79.46      6.779
7.001 - 7.500                191     36,246,761.56               18.28        633      79.78      7.264
7.501 - 8.000                159     29,646,819.99               14.95        632      81.75      7.731
8.001 - 8.500                 50      9,275,800.00                4.68        649      81.53      8.244
8.501 - 9.000                 29      5,587,532.92                2.82        610      85.74      8.754
9.001 - 9.500                 15      3,106,350.00                1.57        610      87.53      9.252
9.501 - 10.000                 4        680,800.00                0.34        603      94.33      9.850
10.001 - 10.500                1         62,000.00                0.03        654      71.26     10.030
-------------------------------------------------------------------------------------------------------
TOTAL:                       957   $198,288,234.69              100.00%       641      79.57%     6.940%
=======================================================================================================


Minimum: 4.562
Maximum: 10.030
Weighted Average: 6.940

7. ORIGINAL TERMS TO STATED MATURITY



                                                                           PERCENTAGE OF
                                                               TOTAL      MORTGAGE LOANS
                                                           SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                         NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
ORIGINAL TERMS TO STATED MATURITY   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------------------------

301 - 360                                      957   $198,288,234.69              100.00%       641      79.57%     6.940%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         957   $198,288,234.69              100.00%       641      79.57%     6.940%
=========================================================================================================================


Minimum: 360
Maximum: 360
Weighted Average: 360

8. REMAINING TERMS TO STATED MATURITY



                                                                            PERCENTAGE OF
                                                                TOTAL      MORTGAGE LOANS
                                                            SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                          NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
REMAINING TERMS TO STATED MATURITY   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------------------------------

301 - 360                                       957   $198,288,234.69              100.00%       641      79.57%     6.940%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          957   $198,288,234.69              100.00%       641      79.57%     6.940%
==========================================================================================================================


Minimum: 355
Maximum: 360
Weighted Average: 359

9. LOAN TO VALUE



                                                        PERCENTAGE OF
                                            TOTAL      MORTGAGE LOANS
                                        SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                      NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
LOAN TO VALUE    MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
------------------------------------------------------------------------------------------------------

20.01 - 30.00                 1   $    266,900.00                0.13%       740      22.24%     5.157%
30.01 - 40.00                 7        896,600.00                0.45        713      36.58      6.519
40.01 - 50.00                 8      2,197,250.00                1.11        667      45.57      6.489
50.01 - 60.00                13      3,034,700.00                1.53        621      56.73      6.465
60.01 - 70.00                36      9,906,849.75                5.00        634      65.54      6.496
70.01 - 80.00               751    144,248,719.45               72.75        644      79.54      6.843
80.01 - 90.00               117     32,507,482.57               16.39        631      87.59      7.426
90.01 - 100.00               24      5,229,732.92                2.64        623      94.71      8.077
------------------------------------------------------------------------------------------------------
TOTAL:                      957   $198,288,234.69              100.00%       641      79.57%     6.940%
======================================================================================================


Minimum: 22.24
Maximum: 95.00
Weighted Average: 79.57

10. FICO SCORE



                                                    PERCENTAGE OF
                                        TOTAL      MORTGAGE LOANS
                                    SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                  NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
FICO SCORE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------

551 - 600               227   $ 41,014,385.74               20.68%       590      79.51%     7.239%
601 - 620               200     36,907,202.72               18.61        610      80.21      7.113
621 - 640               148     32,684,709.32               16.48        630      80.11      6.831
641 - 660               149     32,579,141.86               16.43        650      79.86      6.872
661 - 680                83     19,308,432.28                9.74        669      80.59      7.064
681 - 700                51     12,949,791.76                6.53        690      78.18      6.481
701 - 720                43     10,054,500.82                5.07        709      79.15      6.792
721 - 750                29      6,908,450.20                3.48        737      75.94      6.508
751 - 800                26      5,601,619.99                2.82        776      75.66      6.144
801 >=                    1        280,000.00                0.14        806      80.00      5.990
--------------------------------------------------------------------------------------------------
TOTAL:                  957   $198,288,234.69              100.00%       641      79.57%     6.940%
==================================================================================================


Minimum: 571
Maximum: 806
Weighted Average: 641

11. LOAN PURPOSE



                                                            PERCENTAGE OF
                                                TOTAL      MORTGAGE LOANS
                                            SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                          NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
LOAN PURPOSE         MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
----------------------------------------------------------------------------------------------------------

Purchase                        602   $108,793,037.79               54.87%       643      80.37%     6.951%
Cash Out Refinance              355     89,495,196.90               45.13        638      78.58      6.927
----------------------------------------------------------------------------------------------------------
TOTAL:                          957   $198,288,234.69              100.00%       641      79.57%     6.940%
==========================================================================================================


12. PROPERTY TYPE



                                                       PERCENTAGE OF
                                           TOTAL      MORTGAGE LOANS
                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
PROPERTY TYPE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------

2-4 Family                  35   $  9,838,100.00                4.96%       640      82.88%     7.153%
Condo                       60     12,238,060.00                6.17        638      78.88      7.294
PUD                        143     34,693,968.44               17.50        648      80.59      6.881
Single Family              715    140,373,906.25               70.79        640      79.14      6.915
Townhouse                    4      1,144,200.00                0.58        618      78.86      6.213
-----------------------------------------------------------------------------------------------------
TOTAL:                     957   $198,288,234.69              100.00%       641      79.57%     6.940%
=====================================================================================================


13. STATES - TOP 30



                                                         PERCENTAGE OF
                                             TOTAL      MORTGAGE LOANS
                                         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                       NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
STATES - TOP 30   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------

CA                           159   $ 48,461,152.67               24.44%       651      76.57%     6.667%
FL                           101     21,773,711.02               10.98        642      79.79      7.375
CO                            96     16,299,900.00                8.22        631      80.87      6.587
NV                            59     13,208,640.00                6.66        651      80.07      6.960
AZ                            60     12,690,473.25                6.40        652      80.04      6.679
NY                            23      8,373,400.00                4.22        635      82.35      6.629
MA                            30      8,059,500.00                4.06        651      79.57      6.927
MD                            27      7,258,591.76                3.66        629      80.53      7.078
IL                            37      7,226,120.00                3.64        638      81.20      6.932
MI                            44      7,036,335.32                3.55        643      80.55      7.240
GA                            48      6,059,996.00                3.06        627      81.27      7.475
WA                            33      5,844,270.00                2.95        623      79.21      6.705
OH                            36      5,028,653.70                2.54        629      81.21      7.020
NC                            34      4,155,000.00                2.10        612      80.79      7.277
VA                            16      3,931,500.00                1.98        628      84.16      7.859
RI                            15      3,709,400.00                1.87        634      80.54      7.462
TX                            16      2,314,300.00                1.17        648      79.99      6.697
MN                             9      1,779,801.18                0.90        658      82.89      7.002
NJ                             5      1,754,500.00                0.88        633      78.14      7.250
LA                            14      1,507,600.00                0.76        633      81.77      6.871
UT                            12      1,500,260.00                0.76        634      79.97      6.818
SC                            10      1,254,990.00                0.63        650      83.53      7.089
AL                            10      1,215,820.00                0.61        638      80.00      7.300
WI                             5        973,999.80                0.49        636      72.62      7.704
TN                            10        934,120.00                0.47        632      80.00      7.340
OR                             6        909,700.00                0.46        642      82.03      6.973
NH                             3        781,700.00                0.39        628      80.56      7.563
MO                             7        678,800.00                0.34        630      80.00      7.220
IN                             6        676,100.00                0.34        624      81.47      6.707
KY                             6        583,599.99                0.29        588      79.99      7.520
Other                         20      2,306,300.00                1.16        623      80.32      7.214
-------------------------------------------------------------------------------------------------------
TOTAL:                       957   $198,288,234.69              100.00%       641      79.57%     6.940%
=======================================================================================================


14. DOCUMENTATION TYPE



                                                                   PERCENTAGE OF
                                                       TOTAL      MORTGAGE LOANS
                                                   SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                 NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
DOCUMENTATION TYPE          MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------------

Alternative Documentation               24   $  5,452,700.00                2.75%       634      84.27%     6.858%
Full Documentation                     653    118,551,392.11               59.79        631      79.56      6.773
Stated Documentation                   280     74,284,142.58               37.46        658      79.22      7.213
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                 957   $198,288,234.69              100.00%       641      79.57%     6.940%
=================================================================================================================


15. OCCUANCY STATUS



                                                         PERCENTAGE OF
                                             TOTAL      MORTGAGE LOANS
                                         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                       NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
OCCUANCY STATUS   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------

Owner Occupied               954   $197,203,684.69               99.45%       641      79.51%    6.936%
Vacation                       3      1,084,550.00                0.55        655      89.96     7.771
-------------------------------------------------------------------------------------------------------
TOTAL:                       957   $198,288,234.69              100.00%       641      79.57%    6.940%
=======================================================================================================


16. GROSS MARGIN



                                                       PERCENTAGE OF
                                           TOTAL      MORTGAGE LOANS
                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
GROSS MARGIN    MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
------------------------------------------------------------------------------------------------------

1.001 - 1.500                1   $    236,000.00                0.12%       676      80.00%     6.700%
2.001 - 2.500                2        513,000.00                0.27        649      73.90      6.324
3.001 - 3.500                1        166,100.00                0.09        781      69.97      4.562
3.501 - 4.000               11      3,150,100.00                1.63        708      64.72      5.256
4.001 - 4.500               40     11,040,079.75                5.72        677      76.56      5.796
4.501 - 5.000               94     23,657,250.00               12.25        644      77.25      6.112
5.001 - 5.500              166     33,417,605.89               17.31        635      80.17      6.520
5.501 - 6.000              212     44,980,810.92               23.30        640      79.25      6.941
6.001 - 6.500              197     37,297,303.98               19.32        634      80.17      7.326
6.501 - 7.000              110     19,028,679.81                9.86        639      81.31      7.570
7.001 - 7.500               63     13,045,281.76                6.76        633      82.82      8.111
7.501 - 8.000               18      3,845,050.00                1.99        613      86.65      8.688
8.001 - 8.500               10      2,063,550.00                1.07        612      91.31      9.406
8.501 - 9.000                4        637,600.00                0.33        602      85.45      9.570
------------------------------------------------------------------------------------------------------
TOTAL:                     929   $193,078,412.11              100.00%       640      79.67%     6.955%
======================================================================================================


MINIMUM: 1.500
MAXIMUM: 8.780
NON-ZERO WA: 5.796

17. INITIAL PERIODIC CAP



                                                              PERCENTAGE OF
                                                  TOTAL      MORTGAGE LOANS
                                              SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                            NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
INITIAL PERIODIC CAP   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------------

1.000                               1   $    632,000.00                0.33%       735      80.00%     8.350%
1.500                               8      2,557,600.00                1.32        641      71.03      6.721
2.000                               1        132,000.00                0.07        655      80.00      7.600
3.000                             918    189,288,812.11               98.04        640      79.78      6.954
6.000                               1        468,000.00                0.24        698      80.00      6.375
-------------------------------------------------------------------------------------------------------------
TOTAL:                            929   $193,078,412.11              100.00%       640      79.67%     6.955%
=============================================================================================================


Minimum: 1.000
Maximum: 6.000
Weighted Average: 2.980

18. PERIODIC CAP



                                                      PERCENTAGE OF
                                          TOTAL      MORTGAGE LOANS
                                      SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                    NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
PERIODIC CAP   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------

1.000                     914   $187,951,712.12               97.34%       641      79.77%     6.957%
1.500                      14      4,658,699.99                2.41        626      75.42      6.935
2.000                       1        468,000.00                0.24        698      80.00      6.375
-----------------------------------------------------------------------------------------------------
TOTAL:                    929   $193,078,412.11              100.00%       640      79.67%     6.955%
=====================================================================================================


MINIMUM: 1.000
MAXIMUM: 2.000
NON-ZERO WA: 1.014

19. MAXIMUM RATE



                                                           PERCENTAGE OF
                                               TOTAL      MORTGAGE LOANS
                                           SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                         NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MAXIMUM RATE        MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
---------------------------------------------------------------------------------------------------------

9.501 - 10.000                   2   $    587,920.00                0.30%       632      80.00%     6.600%
10.501 - 11.000                  3        669,500.00                0.35        706      75.35      5.511
11.001 - 11.500                 24      6,673,399.75                3.46        697      70.05      5.350
11.501 - 12.000                 83     21,025,750.00               10.89        654      76.07      5.833
12.001 - 12.500                132     29,748,079.90               15.41        640      80.00      6.316
12.501 - 13.000                190     38,973,737.99               20.19        637      80.00      6.773
13.001 - 13.500                176     35,055,479.80               18.16        636      79.51      7.164
13.501 - 14.000                188     35,087,190.19               18.17        636      80.49      7.530
14.001 - 14.500                 74     14,027,631.76                7.27        645      81.21      7.914
14.501 - 15.000                 37      7,380,572.72                3.82        615      85.26      8.490
15.001 - 15.500                 15      3,106,350.00                1.61        610      87.53      9.252
15.501 - 16.000                  4        680,800.00                0.35        603      94.33      9.850
16.001 - 16.500                  1         62,000.00                0.03        654      71.26     10.030
---------------------------------------------------------------------------------------------------------
TOTAL:                         929   $193,078,412.11              100.00%       640      79.67%     6.955%
=========================================================================================================


MINIMUM: 9.540
MAXIMUM: 16.030
NON-ZERO WA: 13.036

20. MINIMUM MORTGAGE RATE



                                                               PERCENTAGE OF
                                                   TOTAL      MORTGAGE LOANS
                                               SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                             NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MINIMUM MORTGAGE RATE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------------

4.001 - 4.500                        1   $    243,060.00                0.13%       599      80.00%     5.650%
4.501 - 5.000                        3        751,100.00                0.39        710      75.86      5.167
5.001 - 5.500                       25      7,154,995.75                3.71        695      70.72      5.422
5.501 - 6.000                       88     21,766,051.18               11.27        653      75.89      5.895
6.001 - 6.500                      149     34,121,329.90               17.67        642      79.72      6.348
6.501 - 7.000                      230     46,289,310.81               23.97        640      79.53      6.782
7.001 - 7.500                      184     35,325,361.56               18.30        633      79.88      7.269
7.501 - 8.000                      152     28,917,719.99               14.98        632      81.79      7.729
8.001 - 8.500                       51      9,415,300.00                4.88        648      81.65      8.260
8.501 - 9.000                       27      5,384,532.92                2.79        610      85.98      8.755
9.001 - 9.500                       14      2,966,850.00                1.54        610      87.41      9.250
9.501 - 10.000                       4        680,800.00                0.35        603      94.33      9.850
10.001 - 10.500                      1         62,000.00                0.03        654      71.26     10.030
-------------------------------------------------------------------------------------------------------------
TOTAL:                             929   $193,078,412.11              100.00%       640      79.67%     6.955%
=============================================================================================================


MINIMUM: 4.400
MAXIMUM: 10.030
NON-ZERO WA: 6.932

21. NEXT RATE ADJUSTMENT DATE



                                                                   PERCENTAGE OF
                                                       TOTAL      MORTGAGE LOANS
                                                   SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                 NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------------

2007-03                                  1   $    216,550.00                0.11%       624      89.99%     9.350%
2007-04                                  3        572,300.00                0.30        621      77.05      6.760
2007-05                                 25      4,914,611.08                2.55        666      80.05      6.893
2007-06                                 82     16,254,820.35                8.42        643      80.93      7.180
2007-07                                380     75,594,460.00               39.15        639      79.64      7.014
2007-08                                388     81,059,090.00               41.98        635      80.61      6.924
2007-09                                  4        639,900.00                0.33        623      87.80      7.207
2008-05                                  1        127,980.68                0.07        642      80.00      6.840
2008-06                                  3        772,150.00                0.40        681      57.43      6.216
2008-07                                 17      4,424,550.00                2.29        684      76.18      6.536
2008-08                                 17      5,322,800.00                2.76        654      70.56      6.424
2008-09                                  2        896,400.00                0.46        644      84.86      7.095
2010-04                                  1        468,000.00                0.24        698      80.00      6.375
2010-06                                  3        712,800.00                0.37        672      80.00      6.513
2010-07                                  2      1,102,000.00                0.57        676      55.75      6.842
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                 929   $193,078,412.11              100.00%       640      79.67%     6.955%
=================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 10, 2005 12:09

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                                                                         AVERAGE
ORIGINAL MORTGAGE          NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
LOAN BALANCE          MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN        COMBINE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------------

1 - 25,000                       527   $ 10,377,344            1.05%  $   19,691     10.899%             99.76%           617
25,001 - 50,000                  931     35,632,182            3.61       38,273     10.144              89.54            608
50,001 - 75,000                1,220     77,379,283            7.83       63,426      8.740              81.92            601
75,001 - 100,000               1,119     98,083,921            9.93       87,653      8.100              79.68            603
100,001 - 125,000                830     93,191,357            9.43      112,279      7.845              78.57            607
125,001 - 150,000                699     95,927,439            9.71      137,235      7.763              79.10            611
150,001 - 175,000                481     78,019,974            7.90      162,204      7.571              78.15            616
175,001 - 200,000                441     82,587,878            8.36      187,274      7.476              77.05            614
200,001 - 225,000                321     68,080,014            6.89      212,087      7.454              77.82            619
225,001 - 250,000                237     56,406,373            5.71      238,002      7.324              78.01            617
250,001 - 275,000                174     45,492,208            4.60      261,449      7.231              77.78            622
275,001 - 300,000                127     36,410,621            3.69      286,698      7.350              78.94            617
300,001 - 325,000                103     32,372,734            3.28      314,298      7.230              78.64            616
325,001 - 350,000                 89     29,908,703            3.03      336,053      7.093              80.48            636
350,001 - 375,000                 65     23,535,045            2.38      362,078      7.230              78.05            623
375,001 - 400,000                 60     23,288,347            2.36      388,139      7.012              78.64            625
400,001 - 425,000                 45     18,666,509            1.89      414,811      6.898              79.63            646
425,001 - 450,000                 37     16,193,873            1.64      437,672      6.981              81.34            646
450,001 - 475,000                 23     10,652,944            1.08      463,171      6.674              80.12            634
475,001 - 500,000                 28     13,714,148            1.39      489,791      7.102              77.45            637
500,001 - 525,000                 14      7,227,852            0.73      516,275      7.063              78.60            639
525,001 - 550,000                  6      3,259,529            0.33      543,255      7.127              70.82            572
550,001 - 575,000                  8      4,511,477            0.46      563,935      6.908              83.48            645
575,001 - 600,000                  9      5,334,300            0.54      592,700      7.524              82.13            608
600,001 - 625,000                  3      1,830,965            0.19      610,322      6.651              77.53            617
625,001 - 650,000                  9      5,725,553            0.58      636,173      7.430              82.08            662
650,001 - 675,000                  2      1,327,000            0.13      663,500      7.321              85.09            676
675,001 - 700,000                  2      1,384,000            0.14      692,000      8.150              80.00            601
725,001 - 750,000                  2      1,486,146            0.15      743,073      7.749              79.98            584
750,001 - 775,000                  2      1,533,909            0.16      766,955      6.397              59.01            648
775,001 - 800,000                  1        791,338            0.08      791,338      6.900              72.00            630
800,001 - 825,000                  1        820,000            0.08      820,000      7.350              80.00            553
925,001 - 950,000                  1        949,143            0.10      949,143      6.510              48.72            603
975,001 - 1,000,000                1        986,500            0.10      986,500      5.875              61.66            690
1,000,001 >=                       4      4,937,528            0.50    1,234,382      6.633              76.05            656
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                         7,622   $988,026,138          100.00%  $  129,628      7.728%             79.42%           616
=============================================================================================================================


2. REMAINING BALANCE



                                                                      AVERAGE
REMAINING               NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
BALANCE            MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

1 - 25000                     527   $ 10,377,344            1.05%  $   19,691     10.899%             99.76%           617
25001 - 50000                 931     35,632,182            3.61       38,273     10.144              89.54            608
50001 - 75000               1,222     77,525,828            7.85       63,442      8.739              81.92            601
75001 - 100000              1,118     98,037,357            9.92       87,690      8.097              79.67            603
100001 - 125000               829     93,091,376            9.42      112,294      7.848              78.58            607
125001 - 150000               699     95,927,439            9.71      137,235      7.763              79.10            611
150001 - 175000               481     78,019,974            7.90      162,204      7.571              78.15            616
175001 - 200000               442     82,787,771            8.38      187,303      7.472              76.96            614
200001 - 225000               320     67,880,122            6.87      212,125      7.459              77.92            618
225001 - 250000               237     56,406,373            5.71      238,002      7.324              78.01            617
250001 - 275000               174     45,492,208            4.60      261,449      7.231              77.78            622
275001 - 300000               127     36,410,621            3.69      286,698      7.350              78.94            617
300001 - 325000               103     32,372,734            3.28      314,298      7.230              78.64            616
325001 - 350000                89     29,908,703            3.03      336,053      7.093              80.48            636
350001 - 375000                65     23,535,045            2.38      362,078      7.230              78.05            623
375001 - 400000                60     23,288,347            2.36      388,139      7.012              78.64            625
400001 - 425000                45     18,666,509            1.89      414,811      6.898              79.63            646
425001 - 450000                37     16,193,873            1.64      437,672      6.981              81.34            646
450001 - 475000                24     11,127,363            1.13      463,640      6.688              80.12            634
475001 - 500000                27     13,239,730            1.34      490,360      7.106              77.36            638
500001 - 525000                14      7,227,852            0.73      516,275      7.063              78.60            639
525001 - 550000                 6      3,259,529            0.33      543,255      7.127              70.82            572
550001 - 575000                 8      4,511,477            0.46      563,935      6.908              83.48            645
575001 - 600000                 9      5,334,300            0.54      592,700      7.524              82.13            608
600001 - 625000                 3      1,830,965            0.19      610,322      6.651              77.53            617
625001 - 650000                 9      5,725,553            0.58      636,173      7.430              82.08            662
650001 - 675000                 2      1,327,000            0.13      663,500      7.321              85.09            676
675001 - 700000                 2      1,384,000            0.14      692,000      8.150              80.00            601
725001 - 750000                 2      1,486,146            0.15      743,073      7.749              79.98            584
750001 - 775000                 2      1,533,909            0.16      766,955      6.397              59.01            648
775001 - 800000                 1        791,338            0.08      791,338      6.900              72.00            630
800001 - 825000                 1        820,000            0.08      820,000      7.350              80.00            553
925001 - 950000                 1        949,143            0.10      949,143      6.510              48.72            603
975001 - 1000000                1        986,500            0.10      986,500      5.875              61.66            690
1000001 >=                      4      4,937,528            0.50    1,234,382      6.633              76.05            656
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                      7,622   $988,026,138          100.00%  $  129,628      7.728%             79.42%           616
==========================================================================================================================


3. MORTGAGE RATES (%)



                                                                     AVERAGE
MORTGAGE RATES          NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
(%)                MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                   3   $    846,697           0.09%    $282,232      4.815%             76.33%           697
5.000 - 5.499                  70     15,923,251            1.61     227,475      5.185              70.82            706
5.500 - 5.999                 345     80,201,549            8.12     232,468      5.812              73.77            674
6.000 - 6.499                 448     89,057,531            9.01     198,789      6.281              77.19            645
6.500 - 6.999                 934    166,554,336           16.86     178,324      6.779              77.87            635
7.000 - 7.499                 886    140,934,547           14.26     159,068      7.253              78.21            617
7.500 - 7.999               1,026    146,822,737           14.86     143,102      7.761              78.68            606
8.000 - 8.499                 600     79,672,338            8.06     132,787      8.245              79.76            594
8.500 - 8.999                 659     78,149,315            7.91     118,588      8.733              81.18            583
9.000 - 9.499                 479     53,746,398            5.44     112,205      9.234              80.95            572
9.500 - 9.999                 653     62,096,390            6.28      95,094      9.763              82.53            572
10.000 - 10.499               618     41,667,819            4.22      67,424     10.279              88.64            589
10.500 - 10.999               522     19,152,944            1.94      36,691     10.775              94.08            599
11.000 - 11.499               179      5,751,659            0.58      32,132     11.245              95.48            611
11.500 - 11.999                69      2,783,981            0.28      40,348     11.774              94.50            605
12.000 - 12.499                15        769,141            0.08      51,276     12.205              88.06            596
12.500 - 12.999               116      3,895,504            0.39      33,582     12.500              99.27            643
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                      7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
=========================================================================================================================


4. ORIGINAL TERM



ORIGINAL         NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

0 - 180                353   $ 20,785,300            2.10%           $ 58,882      8.729%             80.34%           642
181 - 240              254     14,140,208            1.43              55,670      9.370              84.94            646
241 - 300                6        915,615            0.09             152,602      7.325              84.36            649
301 - 360            7,009    952,185,016           96.37             135,852      7.682              79.31            614
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
==========================================================================================================================


5. REMAINING TERM



REMAINING        NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658            0.08%           $ 61,051      7.574%             50.50%           607
121 - 180              340     19,991,642            2.02              58,799      8.775              81.52            643
181 - 240              254     14,140,208            1.43              55,670      9.370              84.94            646
241 - 300                6        915,615            0.09             152,602      7.325              84.36            649
301 - 360            7,009    952,185,016           96.37             135,852      7.682              79.31            614
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
==========================================================================================================================


6. LIEN



                   NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
LIEN          MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

First Lien             6,245   $938,852,970           95.02%           $150,337      7.570%             78.35%           614
Second Lien            1,377     49,173,169            4.98              35,710     10.731              99.82            635
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                 7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
============================================================================================================================


7. SEASON



              NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
SEASON   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

0                 2,953   $411,686,573           41.67%           $139,413      7.630%             79.11%           615
1                 3,785    468,095,447           47.38             123,671      7.810              79.65            615
2                   700     85,229,413            8.63             121,756      7.787              79.82            621
3                   171     20,853,047            2.11             121,948      7.579              78.38            618
4                     9      1,694,914            0.17             188,324      7.269              79.90            641
5                     2        266,522            0.03             133,261      9.266              86.51            611
6                     1         92,777            0.01              92,777      6.600              80.00            651
7                     1        107,445            0.01             107,445      7.650              80.00            611
-----------------------------------------------------------------------------------------------------------------------
TOTAL:            7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
=======================================================================================================================


8. LTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
SEASON            MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  5   $    210,061            0.02%           $ 42,012      9.776%             13.01%           554
15.00 - 19.99                  7        348,459            0.04              49,780      7.837              17.40            596
20.00 - 24.99                 12        987,300            0.10              82,275      7.474              22.51            612
25.00 - 29.99                 19      1,527,037            0.15              80,370      7.933              28.23            589
30.00 - 34.99                 23      2,546,064            0.26             110,698      7.345              31.94            610
35.00 - 39.99                 40      4,994,195            0.51             124,855      7.346              38.37            605
40.00 - 44.99                 57      7,753,972            0.78             136,035      7.361              42.61            615
45.00 - 49.99                 73     11,406,913            1.15             156,259      7.423              47.73            605
50.00 - 54.99                 87     11,367,807            1.15             130,664      7.312              52.69            618
55.00 - 59.99                129     20,554,803            2.08             159,340      7.237              57.56            609
60.00 - 64.99                242     39,437,947            3.99             162,967      7.419              63.03            595
65.00 - 69.99                239     43,135,642            4.37             180,484      7.325              67.18            598
70.00 - 74.99                449     72,623,173            7.35             161,744      7.695              72.44            586
75.00 - 79.99                760    112,604,731           11.40             148,164      7.350              78.08            608
80.00 - 84.99              2,719    405,502,689           41.04             149,137      7.326              80.60            625
85.00 - 89.99                495     75,922,152            7.68             153,378      8.192              87.04            603
90.00 - 94.99                711    100,518,634           10.17             141,376      8.310              91.34            620
95.00 - 99.99                428     32,497,302            3.29              75,928      9.121              96.64            631
100.00 - 104.99            1,127     44,087,256            4.46              39,119     10.494             100.00            640
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
================================================================================================================================


9. CLTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
CLTV              MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  5   $    210,061            0.02%           $ 42,012      9.776%             13.01%           554
15.00 - 19.99                  7        348,459            0.04              49,780      7.837              17.40            596
20.00 - 24.99                 12        987,300            0.10              82,275      7.474              22.51            612
25.00 - 29.99                 19      1,527,037            0.15              80,370      7.933              28.23            589
30.00 - 34.99                 23      2,546,064            0.26             110,698      7.345              31.94            610
35.00 - 39.99                 40      4,994,195            0.51             124,855      7.346              38.37            605
40.00 - 44.99                 57      7,753,972            0.78             136,035      7.361              42.61            615
45.00 - 49.99                 73     11,406,913            1.15             156,259      7.423              47.73            605
50.00 - 54.99                 87     11,367,807            1.15             130,664      7.312              52.69            618
55.00 - 59.99                129     20,554,803            2.08             159,340      7.237              57.56            609
60.00 - 64.99                241     39,364,347            3.98             163,338      7.419              63.03            595
65.00 - 69.99                239     43,135,642            4.37             180,484      7.325              67.18            598
70.00 - 74.99                448     72,573,673            7.35             161,995      7.695              72.44            586
75.00 - 79.99                409     69,351,889            7.02             169,565      7.499              76.97            601
80.00 - 84.99              1,171    175,126,535           17.72             149,553      7.697              81.40            609
85.00 - 89.99                498     76,789,997            7.77             154,197      8.177              86.95            603
90.00 - 94.99                731    103,989,192           10.52             142,256      8.264              90.95            621
95.00 - 99.99                815     83,957,388            8.50             103,015      7.850              86.40            628
100.00 - 104.99            2,618    262,040,863           26.52             100,092      7.637              83.36            637
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
================================================================================================================================


10. OWNER OCCUPANCY



                                                                       AVERAGE
                          NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
OWNER OCCUPANCY      MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

Owner Occupied                7,335   $949,577,279           96.11%   $129,458      7.717%             79.45%           615
Non-Owner Occupied              237     29,030,477            2.94     122,491      7.971              76.61            639
Vacation                         50      9,418,382            0.95     188,368      8.050              84.95            635
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
===========================================================================================================================


11. PROPERTY TYPE



                                                              AVERAGE                WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL  PERCENTAGE OF  PRINCIPAL  WA GROSS       AVERAGE    AVERAGE
PROPERTY TYPE  MORTGAGE LOANS       BALANCE    GROUP LOANS    BALANCE       CPN   COMBINE LTV       FICO
--------------------------------------------------------------------------------------------------------

2-4 Family                314  $ 55,892,800           5.66%  $178,003     7.564%        76.40%       628
Condo                     326    41,009,789           4.15    125,797     7.887         80.20        635
Modular Home                9     1,207,927           0.12    134,214     8.494         76.42        609
PUD                       775   128,491,581          13.00    165,796     7.508         80.89        621
Single Family           6,150   755,765,825          76.49    122,889     7.767         79.33        613
Townhouse                  48     5,658,215           0.57    117,879     7.712         82.20        606
--------------------------------------------------------------------------------------------------------
TOTAL:                  7,622  $988,026,138         100.00%  $129,628     7.728%        79.42%       616
========================================================================================================


12. LOAN PURPOSE



                                                                     AVERAGE                WEIGHTED   WEIGHTED
                          NUMBER OF     PRINCIPAL  PERCENTAGE OF   PRINCIPAL  WA GROSS       AVERAGE    AVERAGE
LOAN PURPOSE         MORTGAGE LOANS       BALANCE    GROUP LOANS     BALANCE       CPN   COMBINE LTV       FICO
---------------------------------------------------------------------------------------------------------------

Purchase                      3,740  $384,997,938          38.97%   $102,941     7.737%        83.23%       626
Cash Out Refinance            3,680   592,801,816          60.00     161,087     7.690         76.72        608
Rate/Term Refinance             202    10,226,385           1.04      50,626     9.541         92.17        640
---------------------------------------------------------------------------------------------------------------
TOTAL:                        7,622  $988,026,138         100.00%   $129,628     7.728%        79.42%       616
===============================================================================================================


13. RATE TYPE



RATE              NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
TYPE         MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

ARM                   5,237   $798,023,019           80.77%           $152,382      7.638%             78.95%           609
Fixed Rate            2,385    190,003,119           19.23              79,666      8.104              81.38            642
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
===========================================================================================================================


14. PREPAYMEN FLAG



PREPAYMEN        NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
FLAG        MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN        COMBINE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

N                    2,590   $298,131,447           30.17%           $115,109      8.079%             79.86%           611
Y                    5,032    689,894,691           69.83             137,101      7.576              79.23            617
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               7,622   $988,026,138          100.00%           $129,628      7.728%             79.42%           616
==========================================================================================================================


15. PREPAYMENT PENALTY TERM



                                                                 AVERAGE
PREPAYMENT          NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
PENALTY TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

0                       2,590   $298,131,447           30.17%   $115,109      8.079%             79.86%           611
12                        452     89,866,413            9.10     198,819      7.493              77.97            620
24                      3,539    479,726,443           48.55     135,554      7.660              79.88            609
30                          4        552,433            0.06     138,108      8.025              81.29            638
36                      1,035    119,604,759           12.11     115,560      7.300              77.53            651
60                          2        144,643            0.01      72,321      7.790              84.00            636
---------------------------------------------------------------------------------------------------------------------
TOTAL:                  7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
=====================================================================================================================


16. FICO SCORES



                                                                 AVERAGE
                    NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
FICO SCORES    MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------

500 - 519                 378   $ 49,274,671            4.99%   $130,356      8.828%             70.53%           510
520 - 539                 453     58,703,264            5.94     129,588      8.645              74.35            530
540 - 559                 530     72,006,613            7.29     135,862      8.524              76.89            550
560 - 579                 610     77,452,074            7.84     126,971      8.353              79.30            569
580 - 599               1,410    150,958,471           15.28     107,063      7.968              80.94            589
600 - 619               1,201    138,558,916           14.02     115,370      7.734              80.78            609
620 - 639                 877    116,446,610           11.79     132,778      7.402              80.68            629
640 - 659                 829    112,805,812           11.42     136,075      7.334              81.73            649
660 - 679                 497     71,946,763            7.28     144,762      7.332              81.81            669
680 - 699                 324     52,454,891            5.31     161,898      6.947              79.22            688
700 - 719                 210     33,615,796            3.40     160,075      6.785              80.73            709
720 - 739                 118     21,636,721            2.19     183,362      6.503              78.76            729
740 - 759                  88     15,221,017            1.54     172,966      6.525              77.16            749
760 - 779                  52      9,757,185            0.99     187,638      6.513              79.99            769
780 - 799                  39      6,440,861            0.65     165,150      6.232              71.01            788
800 - 819                   6        746,474            0.08     124,412      6.018              65.47            806
---------------------------------------------------------------------------------------------------------------------
TOTAL:                  7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
=====================================================================================================================


17. STATE



                                                                   AVERAGE
                      NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
STATE            MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

Alabama                      99   $  7,628,629            0.77%   $ 77,057      8.302%             84.79%           611
Arizona                     321     49,592,083            5.02     154,492      7.304              80.57            633
Arkansas                     33      2,669,652            0.27      80,899      8.994              85.81            619
California                  505    122,869,966           12.44     243,307      7.040              74.41            629
Colorado                    215     27,323,548            2.77     127,086      7.092              82.98            632
Connecticut                 129     18,146,986            1.84     140,674      8.115              77.80            612
Delaware                     14      1,955,804            0.20     139,700      8.407              80.62            594
Florida                     758    109,567,238           11.09     144,548      7.892              79.80            611
Georgia                     241     22,492,286            2.28      93,329      8.032              82.95            610
Idaho                         5        385,662            0.04      77,132      8.067              86.02            654
Illinois                    356     45,429,298            4.60     127,610      7.630              82.00            618
Indiana                     179     12,527,364            1.27      69,985      8.125              83.94            590
Iowa                         50      3,332,946            0.34      66,659      8.752              84.62            592
Kansas                       40      3,222,655            0.33      80,566      8.706              82.90            598
Kentucky                     90      6,886,042            0.70      76,512      7.941              82.54            598
Louisiana                   166     12,704,688            1.29      76,534      7.797              81.93            603
Maine                       128     14,594,441            1.48     114,019      7.850              76.23            623
Maryland                    145     29,458,618            2.98     203,163      7.592              78.86            601
Massachusetts               227     45,471,568            4.60     200,315      7.548              74.81            629
Michigan                    440     40,300,428            4.08      91,592      8.186              81.54            614
Minnesota                    88     13,382,197            1.35     152,070      7.983              79.33            611
Mississippi                  71      4,762,993            0.48      67,084      8.381              85.88            588
Missouri                    164     12,274,606            1.24      74,845      8.379              83.81            590
Nebraska                     27      1,980,704            0.20      73,359      8.534              85.42            617
Nevada                      209     39,718,471            4.02     190,041      7.422              79.57            636
New Hampshire               115     16,656,600            1.69     144,840      7.563              75.82            634
New Jersey                  128     25,962,016            2.63     202,828      8.198              74.45            602
New Mexico                   20      1,597,588            0.16      79,879      7.726              83.82            626
New York                    246     52,332,068            5.30     212,732      7.427              76.55            615
North Carolina              262     22,184,841            2.25      84,675      8.172              82.17            594
Ohio                        605     47,608,272            4.82      78,691      8.377              83.56            597
Oklahoma                     21      1,359,387            0.14      64,733      8.783              85.82            594
Oregon                       33      4,954,653            0.50     150,141      7.579              81.12            624
Pennsylvania                114     11,869,672            1.20     104,120      8.159              81.41            600
Rhode Island                107     18,483,319            1.87     172,741      7.507              75.44            621
South Carolina              104      8,459,785            0.86      81,344      8.752              84.39            595
South Dakota                  3        226,500            0.02      75,500      9.501              84.15            554
Tennessee                   124     10,289,480            1.04      82,980      8.374              84.48            610
Texas                       564     53,226,561            5.39      94,373      7.809              82.57            608
Utah                         36      3,469,370            0.35      96,371      7.224              83.81            634
Vermont                      40      4,809,767            0.49     120,244      8.497              72.71            606
Washington                  105     14,875,279            1.51     141,669      7.090              82.16            631
Virginia                    183     29,178,789            2.95     159,447      7.741              77.47            609
West Virginia                 4        205,879            0.02      51,470      9.179              86.17            577
Wisconsin                   102     11,237,316            1.14     110,170      8.678              79.81            605
Wyoming                       6        360,122            0.04      60,020      7.992              86.58            609
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                    7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
=======================================================================================================================


18. DOCUMENTATION



                                                                              AVERAGE
                                 NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS   WEIGHTED AVERAGE       WEIGHTED
DOCUMENTATION               MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN        COMBINE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------------

Alternative Documentation              180   $ 29,495,264            2.99%   $163,863      7.683%             82.05%           624
Full Documentation                   5,467    630,942,615           63.86     115,409      7.692              79.93            608
Stated Documentation                 1,969    326,206,758           33.02     165,671      7.806              78.21            629
NINA                                     6      1,381,500            0.14     230,250      6.439              73.19            675
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               7,622   $988,026,138          100.00%   $129,628      7.728%             79.42%           616
==================================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:48

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  5,237 RECORDS
                                    ARM LOANS
                              BALANCE: 798,023,019

SELECTION CRITERIA: ARM LOANS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                                                                       AVERAGE
ORIGINAL MORTGAGE        NUMBER OF      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LOAN BALANCE        MORTGAGE LOANS        BALANCE     GROUP LOANS      BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------

25,001 - 50,000                242   $ 10,682,344            1.34%  $   44,142      9.171%        77.32%           571
50,001 - 75,000                842     53,859,548            6.75       63,966      8.427         79.94            590
75,001 - 100,000               878     77,042,985            9.65       87,748      7.998         79.43            597
100,001 - 125,000              712     80,073,834           10.03      112,463      7.821         78.79            602
125,001 - 150,000              600     82,305,898           10.31      137,176      7.809         79.30            606
150,001 - 175,000              409     66,328,589            8.31      162,173      7.666         78.55            608
175,001 - 200,000              381     71,330,892            8.94      187,220      7.581         77.53            607
200,001 - 225,000              263     55,857,474            7.00      212,386      7.585         78.26            610
225,001 - 250,000              205     48,793,900            6.11      238,019      7.399         78.96            611
250,001 - 275,000              149     38,954,345            4.88      261,439      7.329         78.76            619
275,001 - 300,000              112     32,096,534            4.02      286,576      7.412         79.15            614
300,001 - 325,000               86     27,073,924            3.39      314,813      7.358         79.30            605
325,001 - 350,000               74     24,893,435            3.12      336,398      7.215         81.08            630
350,001 - 375,000               57     20,631,470            2.59      361,956      7.298         77.12            616
375,001 - 400,000               54     21,000,750            2.63      388,903      7.108         78.91            623
400,001 - 425,000               39     16,181,287            2.03      414,905      6.979         79.81            642
425,001 - 450,000               33     14,464,173            1.81      438,308      7.126         82.82            642
450,001 - 475,000               21      9,716,944            1.22      462,712      6.758         80.86            629
475,001 - 500,000               24     11,760,591            1.47      490,025      7.301         78.63            626
500,001 - 525,000               13      6,705,352            0.84      515,796      7.164         79.15            638
525,001 - 550,000                5      2,719,829            0.34      543,966      7.377         68.01            578
550,001 - 575,000                7      3,947,477            0.49      563,925      7.028         86.45            648
575,001 - 600,000                9      5,334,300            0.67      592,700      7.524         82.13            608
600,001 - 625,000                2      1,225,965            0.15      612,983      6.849         77.51            605
625,001 - 650,000                8      5,085,553            0.64      635,694      7.565         82.34            651
650,001 - 675,000                2      1,327,000            0.17      663,500      7.321         85.09            676
675,001 - 700,000                2      1,384,000            0.17      692,000      8.150         80.00            601
725,001 - 750,000                2      1,486,146            0.19      743,073      7.749         79.98            584
750,001 - 775,000                1        770,000            0.10      770,000      6.990         45.29            657
775,001 - 800,000                1        791,338            0.10      791,338      6.900         72.00            630
800,001 - 825,000                1        820,000            0.10      820,000      7.350         80.00            553
925,001 - 950,000                1        949,143            0.12      949,143      6.510         48.72            603
1,000,001 >=                     2      2,428,000            0.30    1,214,000      6.710         71.97            620
----------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,237   $798,023,019          100.00%  $  152,382      7.638%        78.95%           609
======================================================================================================================


2. REMAINING BALANCE



REMAINING              NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
BALANCE           MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

25001 - 50000                242   $ 10,682,344            1.34%         $   44,142      9.171%        77.32%           571
50001 - 75000                843     53,931,098            6.76              63,975      8.425         79.94            589
75001 - 100000               878     77,071,416            9.66              87,781      7.995         79.41            597
100001 - 125000              711     79,973,852           10.02             112,481      7.825         78.81            602
125001 - 150000              600     82,305,898           10.31             137,176      7.809         79.30            606
150001 - 175000              409     66,328,589            8.31             162,173      7.666         78.55            608
175001 - 200000              381     71,330,892            8.94             187,220      7.581         77.53            607
200001 - 225000              263     55,857,474            7.00             212,386      7.585         78.26            610
225001 - 250000              205     48,793,900            6.11             238,019      7.399         78.96            611
250001 - 275000              149     38,954,345            4.88             261,439      7.329         78.76            619
275001 - 300000              112     32,096,534            4.02             286,576      7.412         79.15            614
300001 - 325000               86     27,073,924            3.39             314,813      7.358         79.30            605
325001 - 350000               74     24,893,435            3.12             336,398      7.215         81.08            630
350001 - 375000               57     20,631,470            2.59             361,956      7.298         77.12            616
375001 - 400000               54     21,000,750            2.63             388,903      7.108         78.91            623
400001 - 425000               39     16,181,287            2.03             414,905      6.979         79.81            642
425001 - 450000               33     14,464,173            1.81             438,308      7.126         82.82            642
450001 - 475000               22     10,191,363            1.28             463,244      6.769         80.82            629
475001 - 500000               23     11,286,173            1.41             490,703      7.314         78.57            626
500001 - 525000               13      6,705,352            0.84             515,796      7.164         79.15            638
525001 - 550000                5      2,719,829            0.34             543,966      7.377         68.01            578
550001 - 575000                7      3,947,477            0.49             563,925      7.028         86.45            648
575001 - 600000                9      5,334,300            0.67             592,700      7.524         82.13            608
600001 - 625000                2      1,225,965            0.15             612,983      6.849         77.51            605
625001 - 650000                8      5,085,553            0.64             635,694      7.565         82.34            651
650001 - 675000                2      1,327,000            0.17             663,500      7.321         85.09            676
675001 - 700000                2      1,384,000            0.17             692,000      8.150         80.00            601
725001 - 750000                2      1,486,146            0.19             743,073      7.749         79.98            584
750001 - 775000                1        770,000            0.10             770,000      6.990         45.29            657
775001 - 800000                1        791,338            0.10             791,338      6.900         72.00            630
800001 - 825000                1        820,000            0.10             820,000      7.350         80.00            553
925001 - 950000                1        949,143            0.12             949,143      6.510         48.72            603
1000001 >=                     2      2,428,000            0.30           1,214,000      6.710         71.97            620
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   $798,023,019          100.00%         $  152,382      7.638%        78.95%           609
===========================================================================================================================


3. MORTGAGE RATES (%)



MORTGAGE RATES         NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
(%)               MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

4.500 - 4.999                  3   $    846,697            0.11%           $282,232      4.815%        76.33%           697
5.000 - 5.499                 64     14,778,732            1.85             230,918      5.172         70.50            703
5.500 - 5.999                194     45,534,268            5.71             234,713      5.805         76.00            656
6.000 - 6.499                362     71,048,397            8.90             196,266      6.286         78.34            639
6.500 - 6.999                796    143,873,809           18.03             180,746      6.778         78.19            633
7.000 - 7.499                778    126,516,253           15.85             162,617      7.251         78.29            615
7.500 - 7.999                879    128,972,845           16.16             146,727      7.761         79.10            603
8.000 - 8.499                507     70,546,023            8.84             139,144      8.245         80.01            593
8.500 - 8.999                546     69,190,100            8.67             126,722      8.737         81.58            581
9.000 - 9.499                415     48,689,908            6.10             117,325      9.235         80.93            571
9.500 - 9.999                450     49,825,291            6.24             110,723      9.733         80.06            558
10.000 - 10.499              197     23,145,140            2.90             117,488     10.165         81.10            554
10.500 - 10.999               35      4,319,738            0.54             123,421     10.642         82.37            557
11.000 - 11.499                6        434,831            0.05              72,472     11.093         85.91            603
11.500 - 11.999                3        190,718            0.02              63,573     11.712         81.07            560
12.000 - 12.499                2        110,270            0.01              55,135     12.161         82.64            569
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
===========================================================================================================================


4. ORIGINAL TERM



                     NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
ORIGINAL TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------------

301 - 360                5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
=========================================================================================================================


5. REMAINING TERM



                      NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
REMAINING TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

301 - 360                 5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
==========================================================================================================================


6. LIEN



                  NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LIEN         MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------

First Lien            5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
----------------------------------------------------------------------------------------------------------------------
TOTAL:                5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
======================================================================================================================


7. SEASON



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE   WEIGHTED AVERAGE
SEASON            MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN                LTV               FICO
------------------------------------------------------------------------------------------------------------------------------------

0                          2,182   $333,989,694           41.85%           $153,066      7.625%             79.18%               607
1                          2,438    372,053,904           46.62             152,606      7.676              78.86                609
2                            465     70,634,677            8.85             151,903      7.553              78.51                617
3                            140     19,200,713            2.41             137,148      7.466              77.97                616
4                              8      1,677,287            0.21             209,661      7.219              79.69                641
5                              2        266,522            0.03             133,261      9.266              86.51                611
6                              1         92,777            0.01              92,777      6.600              80.00                651
7                              1        107,445            0.01             107,445      7.650              80.00                611
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   $798,023,019          100.00%           $152,382      7.638%             78.95%               609
====================================================================================================================================


8. LTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS   WEIGHTED AVERAGE   WEIGHTED AVERAGE
LTV               MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN                LTV               FICO
------------------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  4   $    167,478            0.02%           $ 41,869      9.557%             13.59%               565
15.00 - 19.99                  5        250,688            0.03              50,138      8.265              16.91                548
20.00 - 24.99                  7        759,064            0.10             108,438      7.217              22.64                613
25.00 - 29.99                 11      1,028,851            0.13              93,532      8.331              28.44                552
30.00 - 34.99                 17      2,063,490            0.26             121,382      7.243              31.84                612
35.00 - 39.99                 24      3,699,414            0.46             154,142      7.409              38.32                588
40.00 - 44.99                 33      5,005,726            0.63             151,689      7.653              42.74                597
45.00 - 49.99                 55      9,116,336            1.14             165,752      7.563              47.70                593
50.00 - 54.99                 54      7,298,579            0.91             135,159      7.681              52.46                586
55.00 - 59.99                 87     14,421,393            1.81             165,763      7.438              57.70                589
60.00 - 64.99                179     27,960,247            3.50             156,202      7.658              63.11                577
65.00 - 69.99                174     33,371,616            4.18             191,791      7.441              67.21                585
70.00 - 74.99                352     57,793,636            7.24             164,186      7.866              72.47                573
75.00 - 79.99                640     93,682,986           11.74             146,380      7.438              78.11                601
80.00 - 84.99              2,408    361,657,088           45.32             150,190      7.342              80.56                623
85.00 - 89.99                437     68,389,772            8.57             156,498      8.219              86.96                599
90.00 - 94.99                592     87,542,056           10.97             147,875      8.349              91.30                615
95.00 - 99.99                135     20,816,443            2.61             154,196      8.598              95.61                628
100.00 - 104.99               23      2,998,155            0.38             130,355      7.879             100.00                675
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   $798,023,019          100.00%           $152,382      7.638%             78.95%               609
====================================================================================================================================


9. CLTV



                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
CLTV              MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
---------------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  4   $    167,478            0.02%           $ 41,869      9.557%        13.59%           565
15.00 - 19.99                  5        250,688            0.03              50,138      8.265         16.91            548
20.00 - 24.99                  7        759,064            0.10             108,438      7.217         22.64            613
25.00 - 29.99                 11      1,028,851            0.13              93,532      8.331         28.44            552
30.00 - 34.99                 17      2,063,490            0.26             121,382      7.243         31.84            612
35.00 - 39.99                 24      3,699,414            0.46             154,142      7.409         38.32            588
40.00 - 44.99                 33      5,005,726            0.63             151,689      7.653         42.74            597
45.00 - 49.99                 55      9,116,336            1.14             165,752      7.563         47.70            593
50.00 - 54.99                 54      7,298,579            0.91             135,159      7.681         52.46            586
55.00 - 59.99                 87     14,421,393            1.81             165,763      7.438         57.70            589
60.00 - 64.99                178     27,886,647            3.49             156,667      7.659         63.12            577
65.00 - 69.99                174     33,371,616            4.18             191,791      7.441         67.21            585
70.00 - 74.99                351     57,744,136            7.24             164,513      7.867         72.47            573
75.00 - 79.99                317     53,821,513            6.74             169,784      7.685         76.79            586
80.00 - 84.99                982    147,739,126           18.51             150,447      7.790         81.37            603
85.00 - 89.99                440     69,257,617            8.68             157,404      8.202         86.87            599
90.00 - 94.99                610     90,488,711           11.34             148,342      8.305         90.92            616
95.00 - 99.99                489     67,630,009            8.47             138,303      7.519         84.76            625
100.00 - 104.99            1,399    206,272,624           25.85             147,443      7.058         80.29            637
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
===========================================================================================================================


10. OWNER OCCUPANCY



                          NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
OWNER OCCUPANCY      MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------------

Owner Occupied                5,001   $765,785,359           95.96%           $153,126      7.618%        78.90%           608
Non-Owner Occupied              191     23,523,620            2.95             123,160      8.120         77.96            635
Vacation                         45      8,714,040            1.09             193,645      8.061         86.14            635
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
==============================================================================================================================


11. PROPERTY TYPE



PROPERTY                NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TYPE               MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------------

2-4 Family                    220   $ 45,425,406            5.69%           $206,479      7.530%        75.95%           623
Condo                         218     34,502,104            4.32             158,267      7.683         79.40            631
Modular Home                    7        919,152            0.12             131,307      9.060         73.08            579
PUD                           521    106,390,920           13.33             204,205      7.374         80.17            616
Single Family               4,238    606,016,833           75.94             142,996      7.689         78.93            606
Townhouse                      33      4,768,604            0.60             144,503      7.481         80.67            602
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
============================================================================================================================


12. LOAN PURPOSE



                                                                        AVERAGE
                           NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LOAN PURPOSE          MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

Purchase                       2,431   $325,122,738           40.74%   $133,740      7.399%        81.45%           625
Cash Out Refinance             2,793    471,148,393           59.04     168,689      7.802         77.22            598
Rate/Term Refinance               13      1,751,889            0.22     134,761      7.828         79.56            599
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,237   $798,023,019          100.00%   $152,382      7.638%        78.95%           609
=======================================================================================================================


13. RATE TYPE



                                                              AVERAGE
                 NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
RATE TYPE   MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------

ARM                  5,237   $798,023,019          100.00%   $152,382      7.638%        78.95%           609
-------------------------------------------------------------------------------------------------------------
TOTAL:               5,237   $798,023,019          100.00%   $152,382      7.638%        78.95%           609
=============================================================================================================


14. PREPAYMEN FLAG



                                                                        AVERAGE
                           NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
PREPAYMEN FLAG        MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------------

N                              1,620   $243,198,885           30.48%   $150,123      7.831%        78.27%           607
Y                              3,617    554,824,134           69.52     153,393      7.554         79.25            610
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,237   $798,023,019         100.00%    $152,382      7.638%        78.95%           609
=======================================================================================================================


15. PREPAYMENT PENALTY TERM



PREPAYMENT          NUMBER OF      PRINCIPAL   PERCENTAGE OF             AVERAGE   WA GROSS      WEIGHTED       WEIGHTED
PENALTY TERM   MORTGAGE LOANS        BALANCE     GROUP LOANS   PRINCIPAL BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------------

0                       1,620   $243,198,885           30.48%           $150,123      7.831%        78.27%           607
12                        291     66,304,607            8.31             227,851      7.529         79.04            612
24                      3,220    468,290,894           58.68             145,432      7.597         79.44            608
30                          1        187,333            0.02             187,333      7.250         79.79            624
36                        105     20,041,301            2.51             190,870      6.619         75.38            657
------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
========================================================================================================================


16. FICO SCORES



                    NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED   WEIGHTED AVERAGE
FICO SCORES    MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV               FICO
----------------------------------------------------------------------------------------------------------------------------

500 - 519                 343   $ 46,137,598            5.78%           $134,512      8.780%        70.58%               510
520 - 539                 397     53,820,756            6.74             135,569      8.635         74.57                530
540 - 559                 457     64,579,280            8.09             141,311      8.518         77.08                550
560 - 579                 502     68,461,271            8.58             136,377      8.310         79.25                569
580 - 599                 926    127,176,606           15.94             137,340      7.707         79.80                589
600 - 619                 802    116,539,349           14.60             145,311      7.508         80.08                608
620 - 639                 561     91,127,471           11.42             162,438      7.233         80.21                629
640 - 659                 523     88,914,523           11.14             170,009      7.087         80.87                649
660 - 679                 281     51,519,065            6.46             183,342      7.140         81.87                668
680 - 699                 180     35,527,133            4.45             197,373      6.748         79.59                688
700 - 719                 119     23,688,125            2.97             199,060      6.702         81.67                709
720 - 739                  54     11,158,747            1.40             206,643      6.466         79.54                729
740 - 759                  45      9,114,267            1.14             202,539      6.330         75.42                749
760 - 779                  22      5,388,914            0.68             244,951      6.621         82.95                770
780 - 799                  23      4,479,915            0.56             194,779      6.219         71.19                787
800 - 819                   2        390,000            0.05             195,000      6.144         73.76                807
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%               609
============================================================================================================================


17. STATE



                      NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
STATE            MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
--------------------------------------------------------------------------------------------------------------------------

Alabama                      62   $  5,897,100            0.74%           $ 95,115      7.933%        83.12%           613
Arizona                     257     44,291,754            5.55             172,341      7.242         79.98            628
Arkansas                     27      2,234,626            0.28              82,764      9.119         86.75            613
California                  379    104,018,883           13.03             274,456      6.966         74.03            623
Colorado                    132     22,876,367            2.87             173,306      6.674         81.22            634
Connecticut                  91     14,797,547            1.85             162,610      8.196         78.56            599
Delaware                     11      1,620,450            0.20             147,314      8.483         81.92            590
Florida                     550     93,947,019           11.77             170,813      7.771         79.00            606
Georgia                     153     19,036,608            2.39             124,422      7.679         80.73            608
Idaho                         3        334,690            0.04             111,563      7.514         83.89            661
Illinois                    260     40,184,605            5.04             154,556      7.397         80.62            616
Indiana                     144     11,284,694            1.41              78,366      7.986         82.98            588
Iowa                         39      3,081,688            0.39              79,018      8.557         83.37            588
Kansas                       32      2,875,361            0.36              89,855      8.584         82.41            598
Kentucky                     67      6,080,977            0.76              90,761      7.750         81.72            599
Louisiana                    98      9,377,179            1.18              95,685      7.586         80.75            598
Maine                        49      5,348,116            0.67             109,145      8.730         77.05            592
Maryland                    122     26,482,926            3.32             217,073      7.534         78.46            598
Massachusetts               163     37,208,011            4.66             228,270      7.577         73.99            617
Michigan                    316     34,422,564            4.31             108,932      7.961         80.67            612
Minnesota                    69     10,871,417            1.36             157,557      8.108         78.81            600
Mississippi                  47      3,737,117            0.47              79,513      8.193         85.52            587
Missouri                    124     10,726,739            1.34              86,506      8.212         83.32            589
Nebraska                     22      1,872,212            0.23              85,101      8.322         84.58            615
Nevada                      143     30,636,679            3.84             214,243      7.471         80.15            625
New Hampshire                71     10,703,096            1.34             150,748      7.934         79.00            620
New Jersey                  108     22,964,034            2.88             212,630      8.183         74.35            598
New Mexico                   10      1,081,205            0.14             108,121      7.404         80.75            618
New York                    141     34,888,994            4.37             247,440      7.506         77.19            604
North Carolina              176     18,583,209            2.33             105,586      7.929         80.87            589
Ohio                        387     35,809,228            4.49              92,530      8.287         82.68            593
Oklahoma                     14      1,140,390            0.14              81,456      8.576         84.99            594
Oregon                       25      4,170,750            0.52             166,830      7.423         79.55            620
Pennsylvania                 72      8,003,505            1.00             111,160      8.292         81.45            582
Rhode Island                 71     14,598,757            1.83             205,616      7.586         75.61            606
South Carolina               71      7,254,105            0.91             102,170      8.574         83.70            591
South Dakota                  2        203,300            0.03             101,650      9.159         82.43            548
Tennessee                    83      7,750,015            0.97              93,374      8.417         83.93            598
Texas                       313     37,049,816            4.64             118,370      7.562         82.10            604
Utah                         21      2,847,105            0.36             135,576      6.826         81.79            635
Vermont                      30      3,849,807            0.48             128,327      8.530         74.61            597
Washington                   70     12,023,187            1.51             171,760      6.845         80.56            622
Virginia                    130     22,283,265            2.79             171,410      7.894         79.14            595
West Virginia                 3        164,879            0.02              54,960      8.840         85.44            574
Wisconsin                    76      9,195,253            1.15             120,990      8.537         78.96            595
Wyoming                       3        213,793            0.03              71,264      7.447         82.82            615
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,237   $798,023,019          100.00%           $152,382      7.638%        78.95%           609
==========================================================================================================================


18. DOCUMENTATION



                                 NUMBER OF      PRINCIPAL   PERCENTAGE OF   AVERAGE PRINCIPAL
DOCUMENTATION               MORTGAGE LOANS        BALANCE     GROUP LOANS             BALANCE
---------------------------------------------------------------------------------------------

Alternative Documentation              120   $ 22,287,360            2.79%           $185,728
Full Documentation                   3,620    497,068,453           62.29             137,312
Stated Documentation                 1,494    277,939,906           34.83             186,037
NINA                                     3        727,300            0.09             242,433
---------------------------------------------------------------------------------------------
TOTAL:                               5,237   $798,023,019          100.00%           $152,382
=============================================================================================

                            WA GROSS      WEIGHTED       WEIGHTED
DOCUMENTATION                    CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------

Alternative Documentation      7.748%        82.17%           609
Full Documentation             7.569         79.38            601
Stated Documentation           7.755         77.93            624
NINA                           6.969         75.34            666
-----------------------------------------------------------------
TOTAL:                         7.638%        78.95%           609
=================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:51

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,385 RECORDS
                                    FRM LOANS
                              BALANCE: 190,003,119

SELECTION CRITERIA: FRM LOANS

 1. Original Mortgage Loan Balance
 2. Remaining Balance
 3. Mortgage Rates (%)
 4. Original Term
 5. Remaining Term
 6. LIEN
 7. Season
 8. LTV
 9. CLTV
10. Owner Occupancy
11. Property Type
12. Loan Purpose
13. Rate Type
14. Prepaymen Flag
15. Prepayment Penalty Term
16. FICO Scores
17. State
18. Documentation

1. ORIGINAL MORTGAGE LOAN BALANCE



                      NUMBER OF                                    AVERAGE                             WEIGHTED
ORIGINAL MORTGAGE      MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL    WA GROSS      WEIGHTED    AVERAGE
LOAN BALANCE              LOANS        BALANCE     GROUP LOANS     BALANCE         CPN   AVERAGE LTV       FICO
---------------------------------------------------------------------------------------------------------------

1 - 25,000                  527   $ 10,377,344            5.46%  $   19,691     10.899%        99.76%       617
25,001 - 50,000             689     24,949,838           13.13       36,212     10.560         94.77        624
50,001 - 75,000             378     23,519,735           12.38       62,222      9.459         86.48        627
75,001 - 100,000            241     21,040,937           11.07       87,307      8.474         80.60        628
100,001 - 125,000           118     13,117,524            6.90      111,165      7.986         77.20        634
125,001 - 150,000            99     13,621,541            7.17      137,591      7.485         77.89        641
150,001 - 175,000            72     11,691,385            6.15      162,380      7.028         75.87        663
175,001 - 200,000            60     11,256,986            5.92      187,616      6.812         74.00        657
200,001 - 225,000            58     12,222,540            6.43      210,733      6.852         75.81        660
225,001 - 250,000            32      7,612,472            4.01      237,890      6.844         71.86        652
250,001 - 275,000            25      6,537,863            3.44      261,515      6.651         71.91        638
275,001 - 300,000            15      4,314,087            2.27      287,606      6.891         77.40        644
300,001 - 325,000            17      5,298,810            2.79      311,695      6.574         75.27        673
325,001 - 350,000            15      5,015,268            2.64      334,351      6.484         77.52        663
350,001 - 375,000             8      2,903,575            1.53      362,947      6.745         84.65        676
375,001 - 400,000             6      2,287,597            1.20      381,266      6.130         76.09        645
400,001 - 425,000             6      2,485,222            1.31      414,204      6.370         78.46        670
425,001 - 450,000             4      1,729,700            0.91      432,425      5.769         68.97        681
450,001 - 475,000             2        936,000            0.49      468,000      5.805         72.50        690
475,001 - 500,000             4      1,953,557            1.03      488,389      5.901         70.36        703
500,001 - 525,000             1        522,500            0.27      522,500      5.761         71.58        645
525,001 - 550,000             1        539,700            0.28      539,700      5.870         84.99        543
550,001 - 575,000             1        564,000            0.30      564,000      6.073         62.67        623
600,001 - 625,000             1        605,000            0.32      605,000      6.250         77.56        639
625,001 - 650,000             1        640,000            0.34      640,000      6.357         80.00        754
750,001 - 775,000             1        763,909            0.40      763,909      5.800         72.83        639
975,001 - 1,000,000           1        986,500            0.52      986,500      5.875         61.66        690
1,000,001 >=                  2      2,509,528            1.32    1,254,764      6.557         80.00        691
---------------------------------------------------------------------------------------------------------------
TOTAL:                    2,385   $190,003,119          100.00%  $   79,666      8.104%        81.38%       642
===============================================================================================================


2. REMAINING BALANCE



                   NUMBER OF                                     AVERAGE
REMAINING           MORTGAGE      PRINCIPAL   PERCENTAGE OF    PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
BALANCE                LOANS        BALANCE     GROUP LOANS      BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------

1 - 25000                527   $ 10,377,344            5.46%  $   19,691     10.899%        99.76%           617
25001 - 50000            689     24,949,838           13.13       36,212     10.560         94.77            624
50001 - 75000            379     23,594,730           12.42       62,255      9.457         86.45            627
75001 - 100000           240     20,965,941           11.03       87,358      8.473         80.60            628
100001 - 125000          118     13,117,524            6.90      111,165      7.986         77.20            634
125001 - 150000           99     13,621,541            7.17      137,591      7.485         77.89            641
150001 - 175000           72     11,691,385            6.15      162,380      7.028         75.87            663
175001 - 200000           61     11,456,879            6.03      187,818      6.794         73.42            658
200001 - 225000           57     12,022,648            6.33      210,924      6.869         76.39            659
225001 - 250000           32      7,612,472            4.01      237,890      6.844         71.86            652
250001 - 275000           25      6,537,863            3.44      261,515      6.651         71.91            638
275001 - 300000           15      4,314,087            2.27      287,606      6.891         77.40            644
300001 - 325000           17      5,298,810            2.79      311,695      6.574         75.27            673
325001 - 350000           15      5,015,268            2.64      334,351      6.484         77.52            663
350001 - 375000            8      2,903,575            1.53      362,947      6.745         84.65            676
375001 - 400000            6      2,287,597            1.20      381,266      6.130         76.09            645
400001 - 425000            6      2,485,222            1.31      414,204      6.370         78.46            670
425001 - 450000            4      1,729,700            0.91      432,425      5.769         68.97            681
450001 - 475000            2        936,000            0.49      468,000      5.805         72.50            690
475001 - 500000            4      1,953,557            1.03      488,389      5.901         70.36            703
500001 - 525000            1        522,500            0.27      522,500      5.761         71.58            645
525001 - 550000            1        539,700            0.28      539,700      5.870         84.99            543
550001 - 575000            1        564,000            0.30      564,000      6.073         62.67            623
600001 - 625000            1        605,000            0.32      605,000      6.250         77.56            639
625001 - 650000            1        640,000            0.34      640,000      6.357         80.00            754
750001 - 775000            1        763,909            0.40      763,909      5.800         72.83            639
975001 - 1000000           1        986,500            0.52      986,500      5.875         61.66            690
1000001 >=                 2      2,509,528            1.32    1,254,764      6.557         80.00            691
----------------------------------------------------------------------------------------------------------------
TOTAL:                 2,385   $190,003,119          100.00%  $   79,666      8.104%        81.38%           642
================================================================================================================


3. MORTGAGE RATES (%)



                                                                    AVERAGE
MORTGAGE RATES         NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
(%)               MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                  6   $  1,144,519            0.60%   $190,753      5.352%        74.90%           752
5.500 - 5.999                151     34,667,282           18.25     229,585      5.821         70.84            698
6.000 - 6.499                 86     18,009,134            9.48     209,409      6.264         72.69            668
6.500 - 6.999                138     22,680,527           11.94     164,352      6.786         75.84            649
7.000 - 7.499                108     14,418,294            7.59     133,503      7.275         77.54            634
7.500 - 7.999                147     17,849,892            9.39     121,428      7.762         75.62            621
8.000 - 8.499                 93      9,126,315            4.80      98,132      8.247         77.79            601
8.500 - 8.999                113      8,959,214            4.72      79,285      8.703         78.09            594
9.000 - 9.499                 64      5,056,491            2.66      79,008      9.228         81.24            584
9.500 - 9.999                203     12,271,100            6.46      60,449      9.888         92.55            629
10.000 - 10.499              421     18,522,679            9.75      43,997     10.421         98.06            633
10.500 - 10.999              487     14,833,206            7.81      30,458     10.814         97.49            611
11.000 - 11.499              173      5,316,828            2.80      30,733     11.257         96.27            612
11.500 - 11.999               66      2,593,263            1.36      39,292     11.779         95.49            609
12.000 - 12.499               13        658,871            0.35      50,682     12.213         88.97            601
12.500 - 12.999              116      3,895,504            2.05      33,582     12.500         99.27            643
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
===================================================================================================================


4. ORIGINAL TERM



                                                              AVERAGE
ORIGINAL         NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
TERM        MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------

0 - 180                353   $ 20,785,300           10.94%   $ 58,882      8.729%        80.34%           642
181 - 240              254     14,140,208            7.44      55,670      9.370         84.94            646
241 - 300                6        915,615            0.48     152,602      7.325         84.36            649
301 - 360            1,772    154,161,997           81.14      86,999      7.909         81.17            642
-------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
=============================================================================================================


5. REMAINING TERM



                 NUMBER OF                  PERCENTAGE     AVERAGE      WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL   GROSS    AVERAGE    AVERAGE
REMAINING TERM       LOANS        BALANCE        LOANS     BALANCE     CPN        LTV       FICO
------------------------------------------------------------------------------------------------

61 - 120                13   $    793,658         0.42%   $ 61,051   7.574%     50.50%       607
121 - 180              340     19,991,642        10.52      58,799   8.775      81.52        643
181 - 240              254     14,140,208         7.44      55,670   9.370      84.94        646
241 - 300                6        915,615         0.48     152,602   7.325      84.36        649
301 - 360            1,772    154,161,997        81.14      86,999   7.909      81.17        642
------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119       100.00%   $ 79,666   8.104%     81.38%       642
================================================================================================


6. LIEN



                 NUMBER OF                  PERCENTAGE     AVERAGE       WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    AVERAGE    AVERAGE
LIEN                 LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

First Lien           1,008   $140,829,950        74.12%   $139,712    7.187%     74.94%       645
Second Lien          1,377     49,173,169        25.88      35,710   10.731      99.82        635
-------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119       100.00%   $ 79,666    8.104%     81.38%       642
=================================================================================================


7. SEASON



                 NUMBER OF                  PERCENTAGE     AVERAGE       WA   WEIGHTED   WEIGHTED
                  MORTGAGE      PRINCIPAL     OF GROUP   PRINCIPAL    GROSS    AVERAGE    AVERAGE
SEASON               LOANS        BALANCE        LOANS     BALANCE      CPN        LTV       FICO
-------------------------------------------------------------------------------------------------

0                      771   $ 77,696,879        40.89%   $100,774    7.652%     78.82%       645
1                    1,347     96,041,543        50.55      71,300    8.332      82.68        641
2                      235     14,594,736         7.68      62,105    8.920      86.19        636
3                       31      1,652,334         0.87      53,301    8.899      83.17        641
4                        1         17,627         0.01      17,627   11.990     100.00        588
-------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119       100.00%   $ 79,666    8.104%     81.38%       642
=================================================================================================


8. LTV



                                                                    AVERAGE
                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
LTV               MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  1   $     42,584            0.02%   $ 42,584     10.638%        10.70%           512
15.00 - 19.99                  2         97,771            0.05      48,886      6.740         18.65            720
20.00 - 24.99                  5        228,236            0.12      45,647      8.331         22.07            610
25.00 - 29.99                  8        498,186            0.26      62,273      7.112         27.81            665
30.00 - 34.99                  6        482,574            0.25      80,429      7.779         32.40            602
35.00 - 39.99                 16      1,294,781            0.68      80,924      7.166         38.53            654
40.00 - 44.99                 24      2,748,246            1.45     114,510      6.831         42.38            648
45.00 - 49.99                 18      2,290,577            1.21     127,254      6.866         47.87            652
50.00 - 54.99                 33      4,069,228            2.14     123,310      6.651         53.09            676
55.00 - 59.99                 42      6,133,410            3.23     146,034      6.764         57.25            653
60.00 - 64.99                 63     11,477,700            6.04     182,186      6.837         62.83            639
65.00 - 69.99                 65      9,764,026            5.14     150,216      6.927         67.09            642
70.00 - 74.99                 97     14,829,537            7.80     152,882      7.028         72.29            635
75.00 - 79.99                120     18,921,745            9.96     157,681      6.914         77.93            647
80.00 - 84.99                311     43,845,601           23.08     140,983      7.193         80.99            642
85.00 - 89.99                 58      7,532,379            3.96     129,869      7.946         87.69            641
90.00 - 94.99                119     12,976,579            6.83     109,047      8.045         91.57            651
95.00 - 99.99                293     11,680,859            6.15      39,866     10.051         98.48            637
100.00 - 104.99            1,104     41,089,101           21.63      37,218     10.685        100.00            638
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
===================================================================================================================


9. CLTV



                                                                    AVERAGE
                       NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
CLTV              MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------------

10.00 - 14.99                  1   $     42,584            0.02%   $ 42,584     10.638%        10.70%           512
15.00 - 19.99                  2         97,771            0.05      48,886      6.740         18.65            720
20.00 - 24.99                  5        228,236            0.12      45,647      8.331         22.07            610
25.00 - 29.99                  8        498,186            0.26      62,273      7.112         27.81            665
30.00 - 34.99                  6        482,574            0.25      80,429      7.779         32.40            602
35.00 - 39.99                 16      1,294,781            0.68      80,924      7.166         38.53            654
40.00 - 44.99                 24      2,748,246            1.45     114,510      6.831         42.38            648
45.00 - 49.99                 18      2,290,577            1.21     127,254      6.866         47.87            652
50.00 - 54.99                 33      4,069,228            2.14     123,310      6.651         53.09            676
55.00 - 59.99                 42      6,133,410            3.23     146,034      6.764         57.25            653
60.00 - 64.99                 63     11,477,700            6.04     182,186      6.837         62.83            639
65.00 - 69.99                 65      9,764,026            5.14     150,216      6.927         67.09            642
70.00 - 74.99                 97     14,829,537            7.80     152,882      7.028         72.29            635
75.00 - 79.99                 92     15,530,376            8.17     168,808      6.856         77.61            651
80.00 - 84.99                189     27,387,409           14.41     144,907      7.193         81.58            641
85.00 - 89.99                 58      7,532,379            3.96     129,869      7.946         87.69            641
90.00 - 94.99                121     13,500,481            7.11     111,574      7.989         91.12            651
95.00 - 99.99                326     16,327,380            8.59      50,084      9.219         93.21            640
100.00 - 104.99            1,219     55,768,239           29.35      45,749      9.776         94.71            638
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
===================================================================================================================


10. OWNER OCCUPANCY



                                                                       AVERAGE
                          NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
OWNER OCCUPANCY      MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
----------------------------------------------------------------------------------------------------------------------

Owner Occupied                2,334   $183,791,920           96.73%   $ 78,745      8.128%        81.74%           642
Non-Owner Occupied               46      5,506,857            2.90     119,714      7.335         70.83            657
Vacation                          5        704,341            0.37     140,868      7.910         70.25            629
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
======================================================================================================================


11. PROPERTY TYPE



                                                                  AVERAGE
                     NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
PROPERTY TYPE   MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------

2-4 Family                  94   $ 10,467,394            5.51%   $111,355      7.714%        78.36%           649
Condo                      108      6,507,685            3.43      60,256      8.971         84.47            655
Modular Home                 2        288,776            0.15     144,388      6.691         87.06            708
PUD                        254     22,100,661           11.63      87,010      8.155         84.40            648
Single Family            1,912    149,748,992           78.81      78,321      8.084         80.94            640
Townhouse                   15        889,611            0.47      59,307      8.952         90.38            625
-----------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
=================================================================================================================


12. LOAN PURPOSE



                           NUMBER                                    AVERAGE      WA
                      OF MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS      WEIGHTED       WEIGHTED
LOAN PURPOSE                LOANS        BALANCE     GROUP LOANS     BALANCE     CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------

Purchase                    1,309   $ 59,875,200           31.51%   $ 45,741   9.577%        92.90%           631
Cash Out Refinance            887    121,653,423           64.03     137,152   7.255         74.77            647
Rate/Term Refinance           189      8,474,496            4.46      44,839   9.895         94.77            649
-----------------------------------------------------------------------------------------------------------------
TOTAL:                      2,385   $190,003,119          100.00%   $ 79,666   8.104%        81.38%           642
=================================================================================================================


13. RATE TYPE



                                                                  AVERAGE
                     NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
RATE TYPE       MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-----------------------------------------------------------------------------------------------------------------

Fixed Rate               2,385   $190,003,119          100.00%    $79,666      8.104%        81.38%           642
-----------------------------------------------------------------------------------------------------------------
TOTAL:                   2,385   $190,003,119          100.00%    $79,666      8.104%        81.38%           642
=================================================================================================================


14. PREPAYMEN FLAG



                                                              AVERAGE
PREPAYMEN        NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
FLAG        MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
-------------------------------------------------------------------------------------------------------------

N                      970   $ 54,932,562           28.91%    $56,632      9.178%        86.89%           630
Y                    1,415    135,070,557           71.09      95,456      7.668         79.14            647
-------------------------------------------------------------------------------------------------------------
TOTAL:               2,385   $190,003,119          100.00%    $79,666      8.104%        81.38%           642
=============================================================================================================


15. PREPAYMENT PENALTY TERM



                                                                AVERAGE              WEIGHTED    WEIGHTED
PREPAYMENT          NUMBER OF      PRINCIPAL  PERCENTAGE OF   PRINCIPAL   WA GROSS    AVERAGE     AVERAGE
PENALTY TERM   MORTGAGE LOANS        BALANCE    GROUP LOANS     BALANCE        CPN        LTV        FICO
---------------------------------------------------------------------------------------------------------

0                         970   $ 54,932,562          28.91%   $ 56,632      9.178%     86.89%        630
12                        161     23,561,806          12.40     146,347      7.390      74.96         643
24                        319     11,435,549           6.02      35,848     10.221      97.79         632
30                          3        365,100           0.19     121,700      8.423      82.05         645
36                        930     99,563,458          52.40     107,057      7.437      77.96         650
60                          2        144,643           0.08      72,321      7.790      84.00         636
---------------------------------------------------------------------------------------------------------
TOTAL:                  2,385   $190,003,119         100.00%   $ 79,666      8.104%     81.38%        642
=========================================================================================================


16. FICO SCORES



                                                                AVERAGE              WEIGHTED    WEIGHTED
                    NUMBER OF      PRINCIPAL  PERCENTAGE OF   PRINCIPAL   WA GROSS    AVERAGE     AVERAGE
FICO SCORES    MORTGAGE LOANS        BALANCE    GROUP LOANS     BALANCE        CPN        LTV        FICO
---------------------------------------------------------------------------------------------------------

500 - 519                  35   $  3,137,073           1.65%   $ 89,631      9.531%     69.90%        509
520 - 539                  56      4,882,508           2.57      87,188      8.752      71.96         530
540 - 559                  73      7,427,333           3.91     101,744      8.578      75.23         550
560 - 579                 108      8,990,803           4.73      83,248      8.679      79.69         570
580 - 599                 484     23,781,865          12.52      49,136      9.365      87.02         589
600 - 619                 399     22,019,567          11.59      55,187      8.932      84.53         609
620 - 639                 316     25,319,139          13.33      80,124      8.011      82.36         630
640 - 659                 306     23,891,289          12.57      78,076      8.254      84.95         649
660 - 679                 216     20,427,698          10.75      94,573      7.816      81.63         669
680 - 699                 144     16,927,758           8.91     117,554      7.364      78.44         688
700 - 719                  91      9,927,671           5.23     109,095      6.982      78.51         710
720 - 739                  64     10,477,974           5.51     163,718      6.543      77.94         729
740 - 759                  43      6,106,750           3.21     142,017      6.816      79.75         750
760 - 779                  30      4,368,271           2.30     145,609      6.379      76.34         768
780 - 799                  16      1,960,946           1.03     122,559      6.262      70.58         789
800 - 819                   4        356,474           0.19      89,119      5.881      56.39         805
---------------------------------------------------------------------------------------------------------
TOTAL:                  2,385   $190,003,119         100.00%   $ 79,666      8.104%     81.38%        642
=========================================================================================================


17. STATE



                                                                   AVERAGE
                      NUMBER OF      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   WA GROSS      WEIGHTED       WEIGHTED
STATE            MORTGAGE LOANS        BALANCE     GROUP LOANS     BALANCE        CPN   AVERAGE LTV   AVERAGE FICO
------------------------------------------------------------------------------------------------------------------

Alabama                      37   $  1,731,529            0.91%   $ 46,798      9.557%        90.47%           602
Arizona                      64      5,300,330            2.79      82,818      7.825         85.53            674
Arkansas                      6        435,026            0.23      72,504      8.353         80.98            652
California                  126     18,851,083            9.92     149,612      7.449         76.50            666
Colorado                     83      4,447,181            2.34      53,580      9.241         92.04            626
Connecticut                  38      3,349,439            1.76      88,143      7.762         74.46            671
Delaware                      3        335,355            0.18     111,785      8.038         74.33            616
Florida                     208     15,620,219            8.22      75,097      8.624         84.62            643
Georgia                      88      3,455,677            1.82      39,269      9.975         95.21            621
Idaho                         2         50,972            0.03      25,486     11.700        100.00            608
Illinois                     96      5,244,692            2.76      54,632      9.417         92.58            633
Indiana                      35      1,242,670            0.65      35,505      9.378         92.67            605
Iowa                         11        251,258            0.13      22,842     11.152         99.97            632
Kansas                        8        347,294            0.18      43,412      9.716         86.91            600
Kentucky                     23        805,065            0.42      35,003      9.383         88.72            588
Louisiana                    68      3,327,510            1.75      48,934      8.389         85.29            617
Maine                        79      9,246,325            4.87     117,042      7.341         75.75            641
Maryland                     23      2,975,693            1.57     129,378      8.109         82.43            630
Massachusetts                64      8,263,557            4.35     129,118      7.419         78.53            682
Michigan                    124      5,877,864            3.09      47,402      9.498         86.64            625
Minnesota                    19      2,510,780            1.32     132,146      7.443         81.61            659
Mississippi                  24      1,025,876            0.54      42,745      9.066         87.20            593
Missouri                     40      1,547,867            0.81      38,697      9.543         87.18            596
Nebraska                      5        108,492            0.06      21,698     12.183         99.98            647
Nevada                       66      9,081,792            4.78     137,603      7.259         77.62            675
New Hampshire                44      5,953,504            3.13     135,307      6.896         70.09            661
New Jersey                   20      2,997,982            1.58     149,899      8.309         75.18            635
New Mexico                   10        516,383            0.27      51,638      8.401         90.23            643
New York                    105     17,443,075            9.18     166,125      7.269         75.26            639
North Carolina               86      3,601,632            1.90      41,879      9.429         88.91            621
Ohio                        218     11,799,044            6.21      54,124      8.648         86.23            607
Oklahoma                      7        218,997            0.12      31,285      9.862         90.12            593
Oregon                        8        783,903            0.41      97,988      8.407         89.43            644
Pennsylvania                 42      3,866,167            2.03      92,052      7.884         81.32            636
Rhode Island                 36      3,884,562            2.04     107,905      7.206         74.79            676
South Carolina               33      1,205,680            0.63      36,536      9.823         88.52            617
South Dakota                  1         23,200            0.01      23,200     12.500         99.23            606
Tennessee                    41      2,539,466            1.34      61,938      8.242         86.17            644
Texas                       251     16,176,745            8.51      64,449      8.375         83.66            616
Utah                         15        622,265            0.33      41,484      9.047         93.08            629
Vermont                      10        959,960            0.51      95,996      8.365         65.11            642
Washington                   35      2,852,092            1.50      81,488      8.120         88.91            669
Virginia                     53      6,895,524            3.63     130,104      7.248         72.08            655
West Virginia                 1         41,000            0.02      41,000     10.540         89.13            587
Wisconsin                    26      2,042,063            1.07      78,541      9.309         83.64            650
Wyoming                       3        146,329            0.08      48,776      8.789         92.08            601
------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,385   $190,003,119          100.00%   $ 79,666      8.104%        81.38%           642
==================================================================================================================


18. DOCUMENTATION



                            NUMBER OF                                    AVERAGE      WA                 WEIGHTED
                             MORTGAGE      PRINCIPAL   PERCENTAGE OF   PRINCIPAL   GROSS      WEIGHTED    AVERAGE
DOCUMENTATION                   LOANS        BALANCE     GROUP LOANS     BALANCE     CPN   AVERAGE LTV       FICO
-----------------------------------------------------------------------------------------------------------------

Alternative Documentation          60   $  7,207,904            3.79%   $120,132   7.484%        81.70%       671
Full Documentation              1,847    133,874,162           70.46      72,482   8.151         81.96        636
Stated Documentation              475     48,266,852           25.40     101,614   8.098         79.85        656
NINA                                3        654,200            0.34     218,067   5.850         70.80        686
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          2,385   $190,003,119          100.00%   $ 79,666   8.104%        81.38%       642
=================================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 10:52

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   957 RECORDS
                                    IO LOANS
                              BALANCE: 198,288,235

SELECTION CRITERIA: IO LOANS

1. FICO SCORES
2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

1. FICO SCORES



                                              % OF
            NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
FICO         MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING          WA
SCORES          LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM   SEASONING
-----------------------------------------------------------------------------------------------------------

550 - 574           1       378,000.00        0.19   378,000.00    6.400        360         358           2
575 - 599         209    38,166,605.99       19.25   182,615.34    7.265        360         359           1
600 - 624         245    45,178,651.80       22.78   184,402.66    7.089        360         359           1
625 - 649         196    44,300,800.67       22.34   226,024.49    6.832        360         359           1
650 - 674         135    30,134,713.46       15.20   223,220.10    6.967        360         359           1
675 - 699          70    16,768,191.76        8.46   239,545.60    6.645        360         359           1
700 - 724          49    11,610,900.82        5.86   236,957.16    6.651        360         359           1
725 - 749          21     4,944,750.20        2.49   235,464.30    6.554        360         359           1
750 - 774          15     3,490,219.99        1.76   232,681.33    6.456        360         359           1
775 - 799          15     3,035,400.00        1.53   202,360.00    6.040        360         359           1
800 - 824           1       280,000.00        0.14   280,000.00    5.990        360         360           0
-----------------------------------------------------------------------------------------------------------
TOTAL:            957   198,288,234.69      100.00   207,197.74    6.940        360         359           1
===========================================================================================================

                                  WA         %          %       WA
FICO                   WA   COMBINED   CASHOUT      OWNER     FICO
SCORES      LOAN-TO-VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------

550 - 574           90.00      90.00      0.00     100.00   571.00
575 - 599           79.40      90.14     46.93     100.00   589.12
600 - 624           80.52      90.16     47.78      99.52   611.34
625 - 649           80.12      90.23     46.47     100.00   637.17
650 - 674           79.44      91.85     43.61      97.12   660.60
675 - 699           78.93      89.92     42.82     100.00   686.13
700 - 724           79.16      91.05     40.27     100.00   710.11
725 - 749           74.59      86.68     40.06     100.00   738.24
750 - 774           81.03      95.16     21.16     100.00   761.19
775 - 799           70.81      77.71     55.78     100.00   785.28
800 - 824           80.00      80.00      0.00     100.00   806.00
------------------------------------------------------------------
TOTAL:              79.57      90.26     45.13      99.45   641.09
==================================================================


Minimum: 571
Maximum: 806
Weighted Average: 641.1

2. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES



GEOGRAPHIC                                           % OF
DISTRIBUTION       NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
OF THE MORTGAGED    MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING          WA
PROPERTIES             LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM   SEASONING
------------------------------------------------------------------------------------------------------------------

California               159    48,461,152.67       24.44   304,787.12    6.667        360         359           1
Florida                  101    21,773,711.02       10.98   215,581.30    7.375        360         359           1
Colorado                  96    16,299,900.00        8.22   169,790.63    6.587        360         360           0
Nevada                    59    13,208,640.00        6.66   223,875.25    6.960        360         359           1
Arizona                   60    12,690,473.25        6.40   211,507.89    6.679        360         359           1
New York                  23     8,373,400.00        4.22   364,060.87    6.629        360         360           0
Massachusetts             30     8,059,500.00        4.06   268,650.00    6.927        360         359           1
Maryland                  27     7,258,591.76        3.66   268,836.73    7.078        360         359           1
Illinois                  37     7,226,120.00        3.64   195,300.54    6.932        360         359           1
Michigan                  44     7,036,335.32        3.55   159,916.71    7.240        360         359           1
Other                    321    47,900,410.67       24.16   149,222.46    7.197        360         359           1
------------------------------------------------------------------------------------------------------------------
TOTAL:                   957   198,288,234.69      100.00   207,197.74    6.940        360         359           1
==================================================================================================================

GEOGRAPHIC
DISTRIBUTION                             WA         %          %       WA
OF THE MORTGAGED              WA   COMBINED   CASHOUT      OWNER     FICO
PROPERTIES         LOAN-TO-VALUE        LTV      REFI   OCCUPIED    SCORE
-------------------------------------------------------------------------

California                 76.57      83.80     58.75     100.00   651.16
Florida                    79.79      91.43     31.09      95.02   642.47
Colorado                   80.87      95.37     33.41     100.00   631.04
Nevada                     80.07      91.44     49.93     100.00   651.02
Arizona                    80.04      88.64     44.75     100.00   651.53
New York                   82.35      84.90     83.69     100.00   635.28
Massachusetts              79.57      93.78     43.72     100.00   650.80
Maryland                   80.53      91.26     43.81     100.00   629.19
Illinois                   81.20      94.35     51.98     100.00   638.33
Michigan                   80.55      94.34     39.21     100.00   643.10
Other                      80.76      93.60     34.05     100.00   629.50
-------------------------------------------------------------------------
TOTAL:                     79.57      90.26     45.13      99.45   641.09
=========================================================================


Number of States Represented: 41

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 17:54

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. Lien

1. LIEN



                                              % OF
            NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA
             MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL
LIEN            LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM
-----------------------------------------------------------------------------------

1               6,245   938,852,969.77       95.02   150,336.74    7.570        357
2               1,377    49,173,168.52        4.98    35,710.36   10.731        311
-----------------------------------------------------------------------------------
TOTAL:          7,622   988,026,138.29      100.00   129,628.20    7.728        354
===================================================================================

                  WA                                     WA                              WA
           REMAINING          WA              WA   COMBINED   % CASHOUT    % OWNER     FICO
LIEN            TERM   SEASONING   LOAN-TO-VALUE        LTV        REFI   OCCUPIED    SCORE
-------------------------------------------------------------------------------------------

1                356           1           78.35      84.12       62.79      95.90   614.50
2                310           1           99.82      99.82        6.69     100.00   635.37
-------------------------------------------------------------------------------------------
TOTAL:           354           1           79.42      84.90       60.00      96.11   615.54
===========================================================================================


Minimum: 500
Maximum: 811
Weighted Average: 615.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 23:13

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  4,213 RECORDS
                                 CONFORMING POOL
                              BALANCE: 494,420,590

SELECTION CRITERIA: CONFORMING POOL

1. Lien

1. LIEN



                                                % OF
                               AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
              NUMBER OF        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
LIEN     MORTGAGE LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------

1                 3,634   477,640,861.54       96.61   131,436.67    7.628        356         355
2                   579    16,779,728.06        3.39    28,980.53   10.836        309         308
-------------------------------------------------------------------------------------------------
TOTAL:            4,213   494,420,589.60      100.00   117,355.94    7.737        354         354
=================================================================================================

                        WA
                     LOAN-         WA         %          %       WA
                WA     TO-   COMBINED   CASHOUT      OWNER     FICO
LIEN     SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-------------------------------------------------------------------

1                1   77.46      81.94     75.80      95.35   609.36
2                1   99.76      99.76      9.88     100.00   628.43
-------------------------------------------------------------------
TOTAL:           1   78.22      82.54     73.56      95.51   610.01
===================================================================


Minimum: 500
Maximum: 811
Weighted Average: 610.0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 23:13

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  5,237 RECORDS
                               RATE_TYPE EQ 'ARM'
                              BALANCE: 798,023,019

SELECTION CRITERIA: RATE_TYPE EQ 'ARM'

1. LOAN-TO-VALUE RATIO

1. LOAN-TO-VALUE RATIO



                                                         % OF
                       NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                        MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
LOAN-TO-VALUE RATIO        LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------------------

50.000 <=                    159    22,410,903.17        2.81   140,949.08    7.588        360         359
50.001 - 60.000              151    23,149,701.16        2.90   153,309.28    7.542        360         359
60.001 - 70.000              466    78,977,944.94        9.90   169,480.57    7.703        360         359
70.001 - 75.000              381    62,143,958.19        7.79   163,107.50    7.841        360         359
75.001 - 80.000            2,584   383,129,583.52       48.01   148,269.96    7.201        360         359
80.001 - 85.000              551    83,787,627.46       10.50   152,064.66    8.309        360         359
85.001 - 90.000              606    95,808,261.95       12.01   158,099.44    8.207        360         359
90.001 - 95.000              300    42,896,651.16        5.38   142,988.84    8.581        360         359
95.001 - 100.000              39     5,718,387.73        0.72   146,625.33    7.979        360         359
----------------------------------------------------------------------------------------------------------
TOTAL:                     5,237   798,023,019.28      100.00   152,381.71    7.638        360         359
==========================================================================================================

                                         WA         WA         %          %       WA
                              WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
LOAN-TO-VALUE RATIO    SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------------------

50.000 <=                      1      41.28      41.28     93.05      94.91   591.90
50.001 - 60.000                1      56.33      56.33     95.42      94.44   586.57
60.001 - 70.000                1      66.60      66.62     94.20      95.76   575.53
70.001 - 75.000                1      74.21      74.27     92.99      93.30   575.86
75.001 - 80.000                1      79.85      92.95     33.68      98.75   625.84
80.001 - 85.000                1      84.52      84.56     82.92      92.51   582.85
85.001 - 90.000                1      89.68      89.68     70.25      89.50   615.94
90.001 - 95.000                1      94.77      94.77     61.68      97.25   618.05
95.001 - 100.000               1      99.83      99.83     65.15     100.00   681.38
------------------------------------------------------------------------------------
TOTAL:                         1      78.95      85.25     59.04      95.96   609.16
====================================================================================


Weighted Average LTV: 78.95
Minimum LTV: 10.98
Maximum LTV: 100.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 09:47

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1.   LTV

1. LTV



                   PCT RPRIN       PCT RPRIN       PCT RPRIN       PCT RPRIN       PCT RPRIN       PCT RPRIN       PCT RPRIN
                 (FICO RCC 0   (FICO RCC 500   (FICO RCC 520   (FICO RCC 540   (FICO RCC 560   (FICO RCC 580   (FICO RCC 600
LTV                     499)            519)            539)            559)            579)            599)            619)
----------------------------------------------------------------------------------------------------------------------------

0.01 - 65.00            0.00           14.51           10.04            8.98            8.57           10.58           11.78
65.01 - 70.00           0.00           14.59           14.63           16.39            7.17            9.70            9.75
70.01 - 75.00           0.00           11.53           13.10           16.63           10.47           12.01            8.13
75.01 - 80.00           0.00            1.36            3.05            3.22            5.31           18.12           15.83
80.01 - 85.00           0.00            9.12           14.00           13.26           13.69           10.37           10.55
85.01 - 90.00           0.00            1.26            2.35            9.77           12.97           14.22           12.72
90.01 - 95.00           0.00            0.00            0.00            5.36            7.44           19.22           24.71
95.01 - 100.00          0.00            0.00            0.00            0.00            3.19           19.80           15.75
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0.00            4.99            5.94            7.29            7.84           15.28           14.02
============================================================================================================================

                 PCT RPRIN (FICO       PCT RPRIN       PCT RPRIN   PCT RPRIN (FICO       PCT RPRIN   PCT RPRIN
                         RCC 620   (FICO RCC 640   (FICO RCC 660           RCC 680   (FICO RCC 700   (FICO GE
LTV                         639)            659)            679)              699)            719)        720)
--------------------------------------------------------------------------------------------------------------

0.01 - 65.00                7.33            6.35            4.64              6.26            2.17        8.80
65.01 - 70.00               6.88            4.40            5.64              3.41            1.71        5.74
70.01 - 75.00              11.78            5.16            3.84              2.05            3.33        1.97
75.01 - 80.00              14.20           14.88            8.31              6.23            3.95        5.53
80.01 - 85.00               8.57            8.48            4.14              2.65            1.68        3.47
85.01 - 90.00              11.90           10.14            8.56              6.26            4.28        5.56
90.01 - 95.00              12.66           12.57            6.60              3.39            3.51        4.53
95.01 - 100.00             11.47           16.89           14.59              7.15            4.59        6.56
--------------------------------------------------------------------------------------------------------------
TOTAL:                     11.79           11.42            7.28              5.31            3.40        5.45
==============================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 14:17

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  2,385 RECORDS
                                    FRM LOANS
                              BALANCE: 190,003,119

SELECTION CRITERIA: FRM LOANS

1. LOAN-TO-VALUE RATIO

1. LOAN-TO-VALUE RATIO



                                                            % OF
                                            AGGREGATE  AGGREGATE     AVERAGE                WA
                           NUMBER OF        PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL
LOAN-TO-VALUE RATIO   MORTGAGE LOANS          BALANCE    BALANCE     BALANCE  COUPON      TERM
----------------------------------------------------------------------------------------------

50.000 <=                         82     7,817,815.04       4.11   95,339.21   7.044       299
50.001 - 60.000                   78    10,652,524.28       5.61  136,570.82   6.784       312
60.001 - 70.000                  150    24,728,746.58      13.01  164,858.31   6.890       338
70.001 - 75.000                   94    14,072,598.17       7.41  149,708.49   7.091       342
75.001 - 80.000                  332    48,775,756.11      25.67  146,914.93   7.113       341
80.001 - 85.000                  100    13,085,045.79       6.89  130,850.46   7.313       351
85.001 - 90.000                  101    13,158,479.32       6.93  130,281.97   7.671       348
90.001 - 95.000                   85     7,909,815.95       4.16   93,056.66   8.847       344
95.001 - 100.000               1,363    49,802,337.77      26.21   36,538.77  10.618       312
----------------------------------------------------------------------------------------------
TOTAL:                         2,385   190,003,119.01     100.00   79,665.88   8.104       331
==============================================================================================

                            WA                   WA        WA                           WA
                     REMAINING         WA  LOAN-TO-  COMBINED  % CASHOUT   % OWNER    FICO
LOAN-TO-VALUE RATIO       TERM  SEASONING     VALUE       LTV       REFI  OCCUPIED   SCORE
------------------------------------------------------------------------------------------

50.000 <=                  298          1     40.88     40.88      97.64     95.98  646.99
50.001 - 60.000            311          1     55.90     55.90      96.62     92.71  660.07
60.001 - 70.000            338          1     65.76     65.76      88.51     91.29  642.57
70.001 - 75.000            342          1     73.59     74.19      94.86     97.83  626.13
75.001 - 80.000            340          1     79.54     87.34      72.26     96.44  645.38
80.001 - 85.000            350          1     84.23     84.23      89.39     95.33  636.58
85.001 - 90.000            347          1     89.59     89.59      84.88     97.63  653.18
90.001 - 95.000            343          0     94.46     94.46      77.59    100.00  648.76
95.001 - 100.000           311          1     99.94     99.94       8.52    100.00  636.91
------------------------------------------------------------------------------------------
TOTAL:                     330          1     81.38     83.42      64.03     96.73  642.33
==========================================================================================


Weighted Average LTV: 81.38
Minimum LTV: 10.70
Maximum LTV: 100.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 09:47

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. Loan Type

1. LOAN TYPE



                                                % OF
              NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
               MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
LOAN TYPE         LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------

2/28 ARM          4,192   586,175,898.40       59.33   139,832.04    7.882        360         359
2/28 ARM-IO         883   179,251,731.43       18.14   203,003.09    6.988        360         359
3/27 ARM             96    14,799,218.31        1.50   154,158.52    7.287        360         359
3/27 ARM-IO          40    11,543,880.68        1.17   288,597.02    6.510        360         359
5/25 ARM             20     3,969,490.46        0.40   198,474.52    6.102        360         359
5/25 ARM-IO           6     2,282,800.00        0.23   380,466.67    6.644        360         358
BALLOON             196     8,048,252.15        0.81    41,062.51   10.420        180         179
FIXED             2,161   176,745,044.28       17.89    81,788.54    8.049        337         336
FIXED-IO             28     5,209,822.58        0.53   186,065.09    6.401        360         359
-------------------------------------------------------------------------------------------------
TOTAL:            7,622   988,026,138.29      100.00   129,628.20    7.728        354         354
=================================================================================================

                             WA
                          LOAN-         WA         %          %       WA
                     WA     TO-   COMBINED   CASHOUT      OWNER     FICO
LOAN TYPE     SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------

2/28 ARM              1   78.79      83.68     63.30      94.79   597.79
2/28 ARM-IO           1   80.24      91.65     41.32      99.39   638.32
3/27 ARM              1   76.61      81.17     77.38      98.35   624.26
3/27 ARM-IO           1   73.05      75.43     86.58     100.00   666.27
5/25 ARM              1   75.61      75.61     96.66      91.09   707.63
5/25 ARM-IO           2   68.29      77.45     33.73     100.00   679.28
BALLOON               1   97.94      97.94      5.12     100.00   643.86
FIXED                 1   80.79      82.85     65.95      96.49   641.63
FIXED-IO              1   75.72      80.66     89.66     100.00   663.93
------------------------------------------------------------------------
TOTAL:                1   79.42      84.90     60.00      96.11   615.54
========================================================================


Minimum: 500
Maximum: 811
Weighted Average: 615.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 16, 2005 23:15

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  4,213 RECORDS
                                 CONFORMING POOL
                              BALANCE: 494,420,590

SELECTION CRITERIA: CONFORMING POOL

1. Loan Type

1. LOAN TYPE



                NUMBER                         % OF
                    OF        AGGREGATE   AGGREGATE    AGGREGATE                  WA          WA
              MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
LOAN TYPE        LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------

2/28 ARM         2,451   308,926,821.98       62.48   126,041.14    7.898        360         359
2/28 ARM-IO        483    72,245,893.32       14.61   149,577.42    7.114        360         359
3/27 ARM            61     9,864,613.07        2.00   161,714.97    7.186        360         359
3/27 ARM-IO         24     4,815,880.68        0.97   200,661.70    6.323        360         359
5/25 ARM            13     2,576,176.60        0.52   198,167.43    5.836        360         359
BALLOON             83     2,674,367.88        0.54    32,221.30   10.234        180         179
FIXED            1,073    89,111,513.49       18.02    83,048.94    7.863        335         334
FIXED-IO            25     4,205,322.58        0.85   168,212.90    6.415        360         359
------------------------------------------------------------------------------------------------
TOTAL:           4,213   494,420,589.60      100.00   117,355.94    7.737        354         354
================================================================================================

                             WA
                          LOAN-         WA         %          %       WA
                     WA     TO-   COMBINED   CASHOUT      OWNER     FICO
LOAN TYPE     SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------

2/28 ARM              1   77.93      81.82     74.03      94.09   594.43
2/28 ARM-IO           1   79.76      89.33     64.71      99.43   627.86
3/27 ARM              1   75.66      79.51     87.40      98.03   627.78
3/27 ARM-IO           1   70.17      73.34     92.21     100.00   672.02
5/25 ARM              1   74.15      74.15    100.00      90.30   712.65
BALLOON               1   96.28      96.28     15.40     100.00   631.35
FIXED                 1   78.38      80.27     76.85      96.52   638.10
FIXED-IO              1   75.74      81.57     88.67     100.00   663.27
------------------------------------------------------------------------
TOTAL:                1   78.22      82.54     73.56      95.51   610.01
========================================================================


Minimum: 500
Maximum: 811
Weighted Average: 610.0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com

Aug 16, 2005 23:15

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

 1. Remaining Principal
 2. Mortgage Rate
 3. FICO SCORES
 4. LOAN-TO-VALUE RATIO
 5. COMBINED LOAN-TO-VALUE RATIO
 6. Documenation
 7. Loan Purpose
 8. Occupancy
 9. Property Type
10. Geographic Distribution By Balance
11. Remaining Term
12. Loan Type
13. Gross Margin
14. Silent Second

1. REMAINING PRINCIPAL



                                     PRINCIPAL        REMAINING        % OF                   WA
                        NO OF       BALANCE AT        PRINCIPAL   REMAINING            REMAINING
REMAINING PRINCIPAL     LOANS      ORIGINATION          BALANCE     BALANCE      WAC        TERM
------------------------------------------------------------------------------------------------

0.01 - 25000.00           527    10,382,473.00    10,377,344.45        1.05   10.899         309
25000.01 - 50000.00       931    35,646,302.00    35,632,181.61        3.61   10.144         327
50000.01 - 75000.00     1,222    77,566,968.00    77,525,828.44        7.85    8.739         345
75000.01 - 100000.00    1,118    98,089,467.00    98,037,357.22        9.92    8.097         352
100000.01 - 125000.00     829    93,132,885.58    93,091,376.10        9.42    7.848         355
125000.01 - 150000.00     699    95,969,472.00    95,927,438.69        9.71    7.763         357
150000.01 - 175000.00     481    78,053,831.00    78,019,974.35        7.90    7.571         358
175000.01 - 200000.00     442    82,824,564.01    82,787,770.50        8.38    7.472         357
200000.01 - 250000.00     557   124,340,353.00   124,286,494.22       12.58    7.398         356
250000.01 - 300000.00     301    81,940,210.00    81,902,828.72        8.29    7.284         357
300000.01 - 400000.00     317   109,153,336.00   109,104,829.43       11.04    7.146         356
400000.01 - 500000.00     133    59,247,467.00    59,227,474.31        5.99    6.928         358
500000.01 >=               65    42,117,800.00    42,105,240.25        4.26    7.097         356
------------------------------------------------------------------------------------------------
TOTAL:                  7,622   988,465,128.59   988,026,138.29      100.00    7.728         354
================================================================================================

                               % FULL            % OWNER   % FIXED
REMAINING PRINCIPAL     FICO     DOC      LTV   OCCUPIED      RATE   WA DTI
---------------------------------------------------------------------------

0.01 - 25000.00          617    90.73   99.76     100.00    100.00    40.09
25000.01 - 50000.00      608    79.59   89.54      94.48     70.02    37.62
50000.01 - 75000.00      601    76.07   81.92      93.97     30.43    37.86
75000.01 - 100000.00     603    79.13   79.67      96.29     21.39    38.66
100000.01 - 125000.00    607    73.66   78.58      97.56     14.09    39.85
125000.01 - 150000.00    611    68.73   79.10      97.34     14.20    40.19
150000.01 - 175000.00    616    63.02   78.15      97.07     14.99    40.08
175000.01 - 200000.00    614    65.62   76.96      97.27     13.84    41.60
200000.01 - 250000.00    618    58.37   77.96      95.03     15.80    41.05
250000.01 - 300000.00    620    56.73   78.29      96.99     13.25    42.23
300000.01 - 400000.00    625    50.12   79.02      95.87     14.21    41.99
400000.01 - 500000.00    642    48.77   79.68      97.67     12.00    42.82
500000.01 >=             631    38.08   77.51      89.84     16.94    40.50
---------------------------------------------------------------------------
TOTAL:                   616    63.86   79.42      96.11     19.23    40.49
===========================================================================


2. MORTGAGE RATE



                  NO OF   PRINCIPAL BALANCE AT   REMAINING PRINCIPAL   % OF REMAINING            WA REMAINING
MORTGAGE RATE     LOANS            ORIGINATION               BALANCE          BALANCE      WAC           TERM
-------------------------------------------------------------------------------------------------------------

<= 5.000              7           1,643,700.00          1,643,004.70             0.17    4.905            359
5.001 - 5.500        74          18,011,600.00         18,003,563.85             1.82    5.243            357
5.501 - 6.000       349          79,916,820.00         79,881,490.79             8.08    5.829            352
6.001 - 6.500       474          95,163,584.00         95,116,937.65             9.63    6.309            354
6.501 - 7.000       924         162,792,809.58        162,708,994.44            16.47    6.801            356
7.001 - 7.500       899         142,008,261.01        141,932,675.64            14.37    7.272            356
7.501 - 8.000     1,006         143,900,503.00        143,837,961.48            14.56    7.776            357
8.001 - 8.500       609          80,845,408.00         80,812,764.82             8.18    8.266            357
8.501 - 9.000       649          76,743,984.00         76,713,650.22             7.76    8.754            356
9.001 - 9.500       489          54,356,904.00         54,340,577.95             5.50    9.260            355
9.501 - 10.000      659          63,342,172.00         63,322,055.01             6.41    9.792            355
10.001 - 10.500     594          38,701,194.00         38,686,604.56             3.92   10.317            350
10.501 - 11.000     517          18,208,331.00         18,200,277.52             1.84   10.800            324
11.001 - 11.500     179           5,630,768.00          5,628,072.88             0.57   11.272            287
11.501 - 12.000      65           2,637,590.00          2,636,461.51             0.27   11.809            277
12.001 - 12.500     128           4,561,500.00          4,561,045.27             0.46   12.462            246
-------------------------------------------------------------------------------------------------------------
TOTAL:            7,622         988,465,128.59        988,026,138.29           100.00    7.728            354
=============================================================================================================

                         % FULL            % OWNER   % FIXED
MORTGAGE RATE     FICO      DOC     LTV   OCCUPIED      RATE   WA DTI
---------------------------------------------------------------------

<= 5.000           677    80.55   76.86     100.00      0.00    43.35
5.001 - 5.500      705    72.50   71.00      96.07     11.24    38.01
5.501 - 6.000      672    72.55   73.83      98.92     42.97    40.47
6.001 - 6.500      645    63.53   77.16      97.38     20.84    39.79
6.501 - 7.000      633    66.54   77.89      95.60     12.66    41.42
7.001 - 7.500      618    62.86   78.22      97.92     10.63    40.47
7.501 - 8.000      605    59.89   78.89      95.53     12.07    40.93
8.001 - 8.500      594    60.53   79.79      93.43     11.51    40.23
8.501 - 9.000      581    59.61   81.10      95.01     11.03    39.87
9.001 - 9.500      573    60.53   81.09      92.36      9.64    40.27
9.501 - 10.000     570    62.28   82.14      96.31     19.13    39.91
10.001 - 10.500    594    63.57   89.56      97.70     47.88    40.39
10.501 - 11.000    601    75.14   94.91      95.45     81.92    40.52
11.001 - 11.500    611    73.99   95.72      93.98     94.71    39.50
11.501 - 12.000    606    67.16   94.30      96.52     92.77    40.63
12.001 - 12.500    635    74.14   97.36      98.09     97.58    44.19
---------------------------------------------------------------------
TOTAL:             616    63.86   79.42      96.11     19.23    40.49
====================================================================


Minimum Rate: 4.562
Maximum Rate: 12.500
WA Rate: 7.728

3. FICO SCORES



                       PRINCIPAL       REMAINING       % OF                WA            %                       %
FICO       NO OF      BALANCE AT       PRINCIPAL  REMAINING         REMAINING         FULL          % OWNER  FIXED     WA
SCORES     LOANS     ORIGINATION         BALANCE    BALANCE    WAC       TERM  FICO    DOC    LTV  OCCUPIED   RATE    DTI
-------------------------------------------------------------------------------------------------------------------------

<= 500        15    1,388,000.00    1,387,327.58       0.14  9.155        355   500  75.45  74.78    100.00  25.65  39.77
501 - 525    476   62,311,430.00   62,284,336.94       6.30  8.814        358   513  70.83  71.36     97.46   6.59  41.13
526 - 550    589   78,936,067.00   78,902,783.50       7.99  8.564        356   538  68.95  74.59     98.17   9.25  40.17
551 - 575    774  100,039,794.00   99,994,402.36      10.12  8.436        357   563  67.52  79.12     96.67  10.54  39.42
576 - 600  1,652  179,885,144.01  179,804,730.78      18.20  7.977        355   589  74.04  80.88     97.50  15.58  40.97
601 - 625  1,338  157,969,100.00  157,902,230.65      15.98  7.656        354   612  73.87  80.83     96.71  17.21  41.34
626 - 650  1,075  146,342,974.00  146,281,032.66      14.81  7.381        352   638  60.82  81.00     95.52  21.84  40.68
651 - 675    790  109,636,785.58  109,585,814.45      11.09  7.316        352   662  49.15  81.66     95.03  23.94  40.76
676 - 700    412   66,415,836.00   66,380,385.16       6.72  7.001        350   687  43.33  79.63     92.82  32.55  40.57
701 - 725    237   39,951,965.00   39,935,579.61       4.04  6.733        349   712  46.96  80.85     95.56  34.02  38.62
726 - 750    136   23,012,463.00   23,001,115.29       2.33  6.618        349   738  42.41  76.78     92.27  43.62  38.56
751 - 775     74   13,765,250.00   13,759,551.59       1.39  6.366        349   763  62.00  79.75     93.91  45.78  38.25
776 - 800     48    8,063,720.00    8,060,373.40       0.82  6.393        347   786  59.77  73.05     84.60  30.34  36.33
801 - 825      6      746,600.00      746,474.32       0.08  6.018        335   806  85.26  65.47    100.00  47.75  26.16
-------------------------------------------------------------------------------------------------------------------------
TOTAL:     7,622  988,465,128.59  988,026,138.29     100.00  7.728        354   616  63.86  79.42     96.11  19.23  40.49
=========================================================================================================================


4. LOAN-TO-VALUE RATIO



LOAN-TO-                    PRINCIPAL       REMAINING       % OF                 WA            %                %      %
VALUE           NO OF      BALANCE AT       PRINCIPAL  REMAINING          REMAINING         FULL            OWNER  FIXED     WA
RATIO           LOANS     ORIGINATION         BALANCE    BALANCE     WAC       TERM  FICO    DOC    LTV  OCCUPIED   RATE    DTI
-------------------------------------------------------------------------------------------------------------------------------

50.00 <=          241   30,250,250.00   30,228,718.21       3.06   7.447        343   606  63.97  41.18     95.18  25.86  38.03
50.01 - 60.00     229   33,823,575.00   33,802,225.44       3.42   7.303        344   610  61.87  56.19     93.90  31.51  38.84
60.01 - 70.00     616  103,759,434.00  103,706,691.52      10.50   7.509        354   592  54.26  66.40     94.69  23.84  40.18
70.01 - 75.00     475   76,253,012.00   76,216,556.36       7.71   7.702        356   585  53.93  74.10     94.14  18.46  40.82
75.01 - 80.00   2,916  432,097,607.00  431,905,339.63      43.71   7.191        357   628  66.55  79.81     98.49  11.29  40.75
80.01 - 85.00     651   96,908,083.58   96,872,673.25       9.80   8.174        358   590  64.82  84.48     92.89  13.51  40.06
85.01 - 90.00     707  109,005,283.00  108,966,741.27      11.03   8.142        358   620  58.57  89.67     90.48  12.08  40.63
90.01 - 95.00     385   50,823,350.01   50,806,467.11       5.14   8.622        357   623  71.95  94.72     97.67  15.57  40.25
95.01 - 100.00  1,402   55,544,534.00   55,520,725.50       5.62  10.346        316   641  76.90  99.93    100.00  89.70  41.55
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7,622  988,465,128.59  988,026,138.29     100.00   7.728        354   616  63.86  79.42     96.11  19.23  40.49
===============================================================================================================================


5. COMBINED LOAN-TO-VALUE RATIO



COMBINED
LOAN-TO-                     PRINCIPAL       REMAINING       % OF                WA            %                %      %
VALUE            NO OF      BALANCE AT       PRINCIPAL  REMAINING         REMAINING         FULL            OWNER  FIXED     WA
RATIO            LOANS     ORIGINATION         BALANCE    BALANCE    WAC       TERM  FICO    DOC    LTV  OCCUPIED   RATE    DTI
-------------------------------------------------------------------------------------------------------------------------------

50.00 <=           241   30,250,250.00   30,228,718.21       3.06  7.447        343   606  63.97  41.18     95.18  25.86  38.03
50.01 - 60.00      229   33,823,575.00   33,802,225.44       3.42  7.303        344   610  61.87  56.19     93.90  31.51  38.84
60.01 - 70.00      615  103,685,834.00  103,633,091.52      10.49  7.509        354   591  54.23  66.41     94.69  23.86  40.17
70.01 - 75.00      471   75,677,012.00   75,641,145.03       7.66  7.709        356   585  54.21  74.09     94.09  18.16  40.84
75.01 - 80.00    1,022  159,100,869.00  159,003,295.24      16.09  7.425        354   616  55.59  79.51     95.90  18.40  39.31
80.01 - 85.00      650   96,849,383.58   96,813,909.53       9.80  8.175        358   590  64.72  84.47     92.89  13.52  40.07
85.01 - 90.00      711  109,937,083.00  109,898,143.22      11.12  8.131        358   621  58.53  89.58     90.56  12.07  40.58
90.01 - 95.00      417   58,180,950.01   58,162,184.91       5.89  8.392        357   627  69.03  92.84     97.97  16.25  40.19
95.01 - 100.00   3,261  320,108,572.00  319,992,359.67      32.39  7.632        351   636  74.25  83.44    100.00  21.25  41.64
100.01 - 110.00      5      851,600.00      851,065.52       0.09  6.768        359   639  42.24  80.03    100.00   0.00  39.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:           7,622  988,465,128.59  988,026,138.29     100.00  7.728        354   616  63.86  79.42     96.11  19.23  40.49
===============================================================================================================================


6. DOCUMENATION



                                         PRINCIPAL        REMAINING        % OF
                            NO OF       BALANCE AT        PRINCIPAL   REMAINING
DOCUMENATION                LOANS      ORIGINATION          BALANCE     BALANCE     WAC
---------------------------------------------------------------------------------------

Alternative Documentation     180    29,508,993.00    29,495,264.48        2.99   7.683
Full Documentation          5,467   631,221,568.01   630,942,615.42       63.86   7.692
Stated Documentation        1,969   326,353,067.58   326,206,758.39       33.02   7.806
NINA                            6     1,381,500.00     1,381,500.00        0.14   6.439
---------------------------------------------------------------------------------------
TOTAL:                      7,622   988,465,128.59   988,026,138.29      100.00   7.728
=======================================================================================

                                   WA                                  %       %
                            REMAINING          % FULL              OWNER   FIXED      WA
DOCUMENATION                     TERM   FICO      DOC     LTV   OCCUPIED    RATE     DTI
----------------------------------------------------------------------------------------

Alternative Documentation         353    624     0.00   82.05      95.73   24.44   36.67
Full Documentation                353    608   100.00   79.93      97.16   21.22   40.56
Stated Documentation              355    629     0.00   78.21      94.10   14.80   40.69
NINA                              352    675     0.00   73.19     100.00   47.35    0.00
----------------------------------------------------------------------------------------
TOTAL:                            354    616    63.86   79.42      96.11   19.23   40.49
========================================================================================


7. LOAN PURPOSE



                                         PRINCIPAL        REMAINING        % OF
                            NO OF       BALANCE AT        PRINCIPAL   REMAINING
LOAN PURPOSE                LOANS      ORIGINATION          BALANCE     BALANCE     WAC
---------------------------------------------------------------------------------------

Purchase                    3,740   385,162,379.00   384,997,938.04       38.97   7.737
Cash Out Refinance          3,680   593,072,449.59   592,801,815.66       60.00   7.690
Rate/Term Refinance           202    10,230,300.00    10,226,384.59        1.04   9.541
---------------------------------------------------------------------------------------
TOTAL:                      7,622   988,465,128.59   988,026,138.29      100.00   7.728
=======================================================================================

                                   WA                                  %       %
                            REMAINING          % FULL              OWNER   FIXED      WA
LOAN PURPOSE                     TERM   FICO      DOC     LTV   OCCUPIED    RATE     DTI
----------------------------------------------------------------------------------------

Purchase                          354    626    65.30   83.23      97.01   15.55   40.71
Cash Out Refinance                354    608    62.81   76.72      95.50   20.52   40.33
Rate/Term Refinance               327    640    70.70   92.17      97.54   82.87   40.75
----------------------------------------------------------------------------------------
TOTAL:                            354    616    63.86   79.42      96.11   19.23   40.49
========================================================================================


8. OCCUPANCY



                                         PRINCIPAL        REMAINING        % OF
                            NO OF       BALANCE AT        PRINCIPAL   REMAINING
OCCUPANCY                   LOANS      ORIGINATION          BALANCE     BALANCE     WAC
---------------------------------------------------------------------------------------

Owner Occupied              7,335   949,999,958.59   949,577,279.46       96.11   7.717
Non-Owner Occupied            237    29,042,950.00    29,030,477.12        2.94   7.971
Vacation                       50     9,422,220.00     9,418,381.71        0.95   8.050
---------------------------------------------------------------------------------------
TOTAL:                      7,622   988,465,128.59   988,026,138.29      100.00   7.728
=======================================================================================

                                   WA                                  %       %
                            REMAINING          % FULL              OWNER   FIXED      WA
OCCUPANCY                        TERM   FICO      DOC     LTV   OCCUPIED    RATE     DTI
----------------------------------------------------------------------------------------

Owner Occupied                    354    615    64.56   79.45     100.00   19.36   40.42
Non-Owner Occupied                355    639    50.34   76.61       0.00   18.97   42.48
Vacation                          359    635    35.23   84.95       0.00    7.48   41.11
----------------------------------------------------------------------------------------
TOTAL:                            354    616    63.86   79.42      96.11   19.23   40.49
========================================================================================


9. PROPERTY TYPE



                                      PRINCIPAL        REMAINING        % OF                  WA
                         NO OF       BALANCE AT        PRINCIPAL   REMAINING           REMAINING
PROPERTY TYPE            LOANS      ORIGINATION          BALANCE     BALANCE     WAC        TERM
------------------------------------------------------------------------------------------------

2-4 Family                 314    55,917,055.00    55,892,800.28        5.66   7.564         356
Condo                      326    41,024,965.00    41,009,789.27        4.15   7.887         356
Modular Home                 9     1,208,500.00     1,207,927.42        0.12   8.494         359
PUD                        775   128,546,787.00   128,491,581.08       13.00   7.508         354
Single Family            6,150   756,108,086.59   755,765,825.32       76.49   7.767         353
Townhouse                   48     5,659,735.00     5,658,214.92        0.57   7.712         353
------------------------------------------------------------------------------------------------
TOTAL:                   7,622   988,465,128.59   988,026,138.29      100.00   7.728         354
================================================================================================

                                    %                  %       %
                                 FULL              OWNER   FIXED      WA
PROPERTY TYPE            FICO     DOC     LTV   OCCUPIED    RATE     DTI
------------------------------------------------------------------------

2-4 Family                628   49.62   76.40      87.60   18.73   44.08
Condo                     635   58.84   80.20      95.14   15.87   42.49
Modular Home              609   43.72   76.42     100.00   23.91   35.18
PUD                       621   61.33   80.89      95.76   17.20   40.72
Single Family             613   65.58   79.33      96.84   19.81   40.08
Townhouse                 606   72.43   82.20      96.14   15.72   39.74
------------------------------------------------------------------------
TOTAL:                    616   63.86   79.42      96.11   19.23   40.49
========================================================================


10. GEOGRAPHIC DISTRIBUTION BY BALANCE



GEOGRAPHIC                            PRINCIPAL        REMAINING        % OF                  WA
DISTRIBUTION             NO OF       BALANCE AT        PRINCIPAL   REMAINING           REMAINING
BY BALANCE               LOANS      ORIGINATION          BALANCE     BALANCE     WAC        TERM
------------------------------------------------------------------------------------------------

California                 505   122,922,270.00   122,869,966.39       12.44   7.040         355
Florida                    758   109,616,767.00   109,567,237.52       11.09   7.892         354
Texas                      564    53,258,420.59    53,226,560.91        5.39   7.809         346
New York                   246    52,352,570.00    52,332,068.21        5.30   7.427         352
Arizona                    321    49,610,711.00    49,592,083.42        5.02   7.304         357
Ohio                       605    47,626,406.00    47,608,272.09        4.82   8.377         355
Massachusetts              227    45,488,250.00    45,471,568.36        4.60   7.548         356
Illinois                   356    45,447,800.00    45,429,297.52        4.60   7.630         357
Michigan                   440    40,328,111.00    40,300,428.06        4.08   8.186         351
Other                    3,600   421,813,823.00   421,628,655.81       42.67   7.875         353
------------------------------------------------------------------------------------------------
TOTAL:                   7,622   988,465,128.59   988,026,138.29      100.00   7.728         354
================================================================================================

GEOGRAPHIC                          %                  %       %
DISTRIBUTION                     FULL              OWNER   FIXED      WA
BY BALANCE               FICO     DOC     LTV   OCCUPIED    RATE     DTI
------------------------------------------------------------------------

California                629   51.44   74.41      96.93   15.34   41.83
Florida                   611   53.80   79.80      94.42   14.26   41.23
Texas                     608   67.10   82.57      94.61   30.39   39.57
New York                  615   46.69   76.55      93.11   33.33   41.55
Arizona                   633   62.73   80.57      95.41   10.69   39.59
Ohio                      597   75.70   83.56      95.69   24.78   39.18
Massachusetts             629   68.41   74.81      96.98   18.17   43.29
Illinois                  618   64.49   82.00      95.26   11.54   41.80
Michigan                  614   66.05   81.54      95.14   14.59   39.18
Other                     612   69.84   80.14      97.09   20.26   39.82
------------------------------------------------------------------------
TOTAL:                    616   63.86   79.42      96.11   19.23   40.49
========================================================================


11. REMAINING TERM



                                      PRINCIPAL        REMAINING        % OF                  WA
                         NO OF       BALANCE AT        PRINCIPAL   REMAINING           REMAINING
REMAINING TERM           LOANS      ORIGINATION          BALANCE     BALANCE     WAC        TERM
------------------------------------------------------------------------------------------------

<= 180                     353    20,818,942.00    20,785,299.72        2.10   8.729         177
181 - 348                  260    15,072,101.00    15,055,822.73        1.52   9.246         243
349 - 360                7,009   952,574,085.59   952,185,015.84       96.37   7.682         359
------------------------------------------------------------------------------------------------
TOTAL:                   7,622   988,465,128.59   988,026,138.29      100.00   7.728         354
================================================================================================

                                    %                  %        %
                                 FULL              OWNER    FIXED      WA
REMAINING TERM           FICO     DOC     LTV   OCCUPIED     RATE     DTI
-------------------------------------------------------------------------

<= 180                    642   69.31   80.34      98.14   100.00   37.51
181 - 348                 646   80.76   84.90      97.68   100.00   41.73
349 - 360                 614   63.47   79.31      96.04    16.19   40.53
-------------------------------------------------------------------------
TOTAL:                    616   63.86   79.42      96.11    19.23   40.49
=========================================================================


Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 354

12. LOAN TYPE



                         PRINCIPAL       REMAINING       % OF                 WA            %                        %
             NO OF      BALANCE AT       PRINCIPAL  REMAINING          REMAINING         FULL          % OWNER   FIXED     WA
LOAN TYPE    LOANS     ORIGINATION         BALANCE    BALANCE     WAC       TERM  FICO    DOC    LTV  OCCUPIED    RATE    DTI
-----------------------------------------------------------------------------------------------------------------------------

2/28 ARM     4,192  586,490,845.01  586,175,898.40      59.33   7.882        359   598  63.30  78.79     94.79    0.00  40.54
2/28 ARM-IO    883  179,252,702.00  179,251,731.43      18.14   6.988        359   638  59.82  80.24     99.39    0.00  41.56
3/27 ARM        96   14,807,494.00   14,799,218.31       1.50   7.287        359   624  60.62  76.61     98.35    0.00  39.32
3/27 ARM-IO     40   11,544,050.00   11,543,880.68       1.17   6.510        359   666  59.15  73.05    100.00    0.00  39.81
5/25 ARM        20    3,972,100.00    3,969,490.46       0.40   6.102        359   708  57.66  75.61     91.09    0.00  35.56
5/25 ARM-IO      6    2,282,800.00    2,282,800.00       0.23   6.644        358   679  31.22  68.29    100.00    0.00  37.11
BALLOON        196    8,052,212.00    8,048,252.15       0.81  10.420        179   644  52.58  97.94    100.00  100.00  40.18
FIXED        2,161  176,852,925.58  176,745,044.28      17.89   8.049        336   642  71.21  80.79     96.49  100.00  39.52
FIXED-IO        28    5,210,000.00    5,209,822.58       0.53   6.401        359   664  72.48  75.72    100.00  100.00  40.01
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:       7,622  988,465,128.59  988,026,138.29     100.00   7.728        354   616  63.86  79.42     96.11   19.23  40.49
=============================================================================================================================


13. GROSS MARGIN



                             PRINCIPAL       REMAINING       % OF                 WA             %                        %
                 NO OF      BALANCE AT       PRINCIPAL  REMAINING          REMAINING          FULL          % OWNER   FIXED     WA
GROSS MARGIN     LOANS     ORIGINATION         BALANCE    BALANCE     WAC       TERM  FICO     DOC    LTV  OCCUPIED    RATE    DTI
----------------------------------------------------------------------------------------------------------------------------------

1.001 - 1.500        2      362,000.00     361,922.24        0.05   7.295        359   647   65.21  81.01    100.00    0.00  37.46
2.001 - 2.500        3      722,000.00     722,000.00        0.09   6.453        359   667  100.00  80.01     71.05    0.00  41.78
3.001 - 3.500        4      809,500.00     808,734.03        0.10   5.975        359   659   60.48  79.66    100.00    0.00  43.27
3.501 - 4.000       42   10,962,500.00  10,957,263.20        1.37   5.170        359   707   67.39  69.74     97.72    0.00  38.08
4.001 - 4.500      104   24,127,380.00  24,117,275.04        3.02   5.771        359   669   71.83  75.53     98.24    0.00  41.49
4.501 - 5.000      250   53,966,935.00  53,947,871.46        6.76   6.098        359   646   68.00  76.97    100.00    0.00  40.55
5.001 - 5.500      491   89,871,316.00  89,836,355.61       11.26   6.578        359   632   73.29  78.41     95.85    0.00  41.85
5.501 - 6.000      751  134,193,167.01 134,142,693.98       16.81   7.019        359   620   66.03  77.75     96.70    0.00  40.84
6.001 - 6.500      830  123,844,029.00 123,789,404.34       15.51   7.390        359   616   63.78  78.78     96.99    0.00  40.91
6.501 - 7.000      797  116,261,564.00 116,203,998.37       14.56   7.823        359   601   53.99  79.47     96.15    0.00  40.63
7.001 - 7.500      619   86,516,945.00  86,474,639.75       10.84   8.322        359   594   51.76  80.94     92.82    0.00  40.33
7.501 - 8.000      476   58,742,211.00  58,722,082.93        7.36   8.936        359   578   59.39  81.09     93.85    0.00  40.39
8.001 - 8.500      429   48,311,696.00  48,297,293.80        6.05   9.484        359   560   56.81  79.65     94.74    0.00  39.39
8.501 - 9.000      337   37,473,173.00  37,462,296.43        4.69   9.943        359   557   64.89  81.06     96.72    0.00  40.71
9.001 - 9.500       83   10,812,975.00  10,807,174.52        1.35  10.390        359   557   56.39  82.84     93.67    0.00  39.80
9.501 - 10.000      13      959,000.00     958,604.56        0.12  10.928        359   563   55.47  80.40     35.04    0.00  40.62
10.001 >=            6      413,600.00     413,409.02        0.05  10.765        359   572   25.71  85.26     76.40    0.00  44.79
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           5,237  798,349,991.01 798,023,019.28      100.00   7.638        359   609   62.29  78.95     95.96    0.00  40.70
==================================================================================================================================


Minimum Gross Margin: 1.050
Maximum Gross Margin: 13.750
WA Gross Margin: 6.440

14. SILENT SECOND



                             PRINCIPAL       REMAINING       % OF                 WA             %                        %
                 NO OF      BALANCE AT       PRINCIPAL  REMAINING          REMAINING          FULL          % OWNER   FIXED     WA
SILENT SECOND    LOANS     ORIGINATION         BALANCE    BALANCE     WAC       TERM  FICO     DOC    LTV  OCCUPIED    RATE    DTI
----------------------------------------------------------------------------------------------------------------------------------

N                5,720  714,543,990.59  714,200,441.84      72.29   7.986        352   608  60.42   79.20     94.62   23.82  40.06
Y                1,902  273,921,138.00  273,825,696.45      27.71   7.054        359   635  72.83   79.97    100.00    7.25  41.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           7,622  988,465,128.59  988,026,138.29     100.00   7.728        354   616  63.86   79.42     96.11   19.23  40.49
==================================================================================================================================


(1) LTV refers to loan to value for first lien and cumulative loan to value for second lien.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 9, 2005 18:58

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                   775 RECORDS
                                       PUD
                              BALANCE: 128,491,581

SELECTION CRITERIA: PUD

1. ZIP

1. ZIP



                                       % OF
       NUMBER OF       AGGREGATE  AGGREGATE       AVERAGE                WA
        MORTGAGE       PRINCIPAL  PRINCIPAL     PRINCIPAL      WA  ORIGINAL
ZIP        LOANS         BALANCE    BALANCE       BALANCE  COUPON      TERM
---------------------------------------------------------------------------

08003          1      239,216.13       0.19    239,216.13   6.600       180
08081          1       77,300.00       0.06     77,300.00  10.100       360
08087          1      229,694.41       0.18    229,694.41   9.822       360
08094          1      129,300.00       0.10    129,300.00   7.363       360
14228          1      167,400.00       0.13    167,400.00   6.258       180
17319          1       74,257.13       0.06     74,257.13   6.840       360
18328          1      105,248.64       0.08    105,248.64   9.540       360
18330          1       67,968.14       0.05     67,968.14   9.730       360
18466          2      120,813.81       0.09     60,406.91   7.850       336
18940          1      313,954.49       0.24    313,954.49   6.900       180
19148          1       89,924.76       0.07     89,924.76   6.900       360
19702          2      152,000.00       0.12     76,000.00   8.239       336
20109          1      220,500.00       0.17    220,500.00   5.612       360
20110          1      336,200.00       0.26    336,200.00   5.625       360
20121          1      290,855.06       0.23    290,855.06   6.867       360
20155          1      468,000.00       0.36    468,000.00   6.375       360
20169          1      548,000.00       0.43    548,000.00   6.990       360
20176          1      332,300.00       0.26    332,300.00   7.990       360
20191          1      278,909.39       0.22    278,909.39   5.766       360
20194          1      355,000.00       0.28    355,000.00   7.580       360
20601          2      374,946.14       0.29    187,473.07   7.998       324
20602          2      395,399.94       0.31    197,699.97   7.064       360
20623          1      315,000.00       0.25    315,000.00   7.230       360
20657          2      367,800.00       0.29    183,900.00   7.138       360
20707          2      243,980.57       0.19    121,990.29   6.850       360
20715          1      394,707.44       0.31    394,707.44   7.510       360
20721          2      455,000.00       0.35    227,500.00   7.846       360
20723          3      840,132.90       0.65    280,044.30   7.291       360
20724          1      430,000.00       0.33    430,000.00   7.590       360
20735          2      458,716.55       0.36    229,358.28   8.514       360
20744          1      370,802.57       0.29    370,802.57   9.125       360
20748          1      161,888.40       0.13    161,888.40   7.870       360
20772          3      899,476.75       0.70    299,825.58   8.421       360
20774          1      260,000.00       0.20    260,000.00   6.995       360
20841          1      642,000.00       0.50    642,000.00   5.037       360
20879          1      192,589.13       0.15    192,589.13   8.750       360
21010          1      124,000.00       0.10    124,000.00   7.800       360
21042          1      146,000.00       0.11    146,000.00   6.066       360
21045          1      248,000.00       0.19    248,000.00   6.900       360
21117          1      149,420.03       0.12    149,420.03   9.100       360
21157          1       87,252.46       0.07     87,252.46   9.015       360
21666          1      224,500.00       0.17    224,500.00   8.773       360
21701          1      323,000.00       0.25    323,000.00   7.200       360
21703          1      197,425.15       0.15    197,425.15   6.610       360
22079          1      340,100.00       0.26    340,100.00   9.830       360
22192          4      913,701.78       0.71    228,425.45   7.369       360
22193          2      320,000.00       0.25    160,000.00   8.056       360
22405          1      170,000.00       0.13    170,000.00   9.067       360
22406          1      339,849.08       0.26    339,849.08   9.984       360
22520          1      151,918.69       0.12    151,918.69   9.100       360
22546          1      185,387.63       0.14    185,387.63   8.500       360
22554          1      359,562.24       0.28    359,562.24   7.095       300
23223          3      372,554.84       0.29    124,184.95   8.302       360
23238          1      132,300.00       0.10    132,300.00   5.356       360
23320          1      161,412.70       0.13    161,412.70   9.050       360
23322          1      131,105.66       0.10    131,105.66   7.658       360
23435          1      232,239.85       0.18    232,239.85   7.140       360
23456          1      121,227.26       0.09    121,227.26   7.490       360
23462          1      117,200.00       0.09    117,200.00   8.189       360
23464          1      199,872.73       0.16    199,872.73   8.260       360
27284          2      158,988.26       0.12     79,494.13   7.924       360
27539          1      141,000.00       0.11    141,000.00   7.000       360
27540          2      229,833.68       0.18    114,916.84   7.808       360
27604          1       82,655.85       0.06     82,655.85   9.110       360
27616          4      371,922.97       0.29     92,980.74   7.209       360
27893          2      127,928.74       0.10     63,964.37   8.404       360
28036          1       86,900.00       0.07     86,900.00   8.510       360
28079          2      261,662.11       0.20    130,831.06   7.859       324
28210          1      264,771.84       0.21    264,771.84   6.750       360
28212          2      136,489.36       0.11     68,244.68   7.950       360
28216          1      110,269.74       0.09    110,269.74   9.990       360
28269          2      211,900.00       0.16    105,950.00   6.750       360
28278          1      107,500.00       0.08    107,500.00   7.530       360
28306          2      131,876.82       0.10     65,938.41   9.022       324
29369          2      199,950.59       0.16     99,975.30   8.217       336
29418          2       79,440.39       0.06     39,720.20   8.728       336
29575          1      102,700.00       0.08    102,700.00  10.000       360
29585          1      179,757.15       0.14    179,757.15   7.990       360
29715          3      460,771.18       0.36    153,590.39   8.574       360
29907          1      432,000.00       0.34    432,000.00   6.150       360
30008          2      183,862.47       0.14     91,931.24   7.730       324
30024          1      183,687.81       0.14    183,687.81   6.840       360
30041          2      476,995.00       0.37    238,497.50   7.498       324
30045          4      341,893.17       0.27     85,473.29   7.774       348
30054          4      239,190.87       0.19     59,797.72   8.044       360
30078          1      265,381.54       0.21    265,381.54   9.960       360
30087          2      184,850.07       0.14     92,425.04   7.206       360
30101          2      218,800.00       0.17    109,400.00   7.517       360
30102          1      104,000.00       0.08    104,000.00   7.700       360
30116          2      113,991.40       0.09     56,995.70   7.876       360
30180          2      141,903.44       0.11     70,951.72   8.076       360
30189          2      296,796.80       0.23    148,398.40   8.026       360
30213          2      177,872.73       0.14     88,936.37   7.826       360
30236          2      183,178.80       0.14     91,589.40   7.665       360
30238          1       88,000.00       0.07     88,000.00   6.840       360
30260          1      130,320.00       0.10    130,320.00   6.540       360
30281          1      437,317.66       0.34    437,317.66   9.500       360
30283          1       97,500.00       0.08     97,500.00   8.100       360
30294          1      259,900.00       0.20    259,900.00   6.700       360
30605          2      214,865.90       0.17    107,432.95   8.486       360
32003          1      129,910.44       0.10    129,910.44   7.870       360
32082          2      292,779.99       0.23    146,390.00   7.654       324
32086          2      212,648.22       0.17    106,324.11   7.837       360
32225          1      120,000.00       0.09    120,000.00   8.000       360
32246          1      149,809.99       0.12    149,809.99   8.300       360
32327          1      110,400.00       0.09    110,400.00   8.845       360
32703          2      445,175.69       0.35    222,587.85   9.397       360
32735          1      170,900.00       0.13    170,900.00   9.090       360
32773          1      112,913.41       0.09    112,913.41   7.340       360
32808          1       90,895.69       0.07     90,895.69   8.570       360
32820          1      216,550.00       0.17    216,550.00   9.350       360
32821          2      439,685.99       0.34    219,843.00   9.659       360
32822          1      139,500.00       0.11    139,500.00   9.310       360
32824          2      364,500.00       0.28    182,250.00   8.123       360
32828          1      225,000.00       0.18    225,000.00  10.250       360
32829          4      883,900.05       0.69    220,975.01   6.822       360
32835          1      138,300.00       0.11    138,300.00   5.383       360
32837          1      260,900.00       0.20    260,900.00   8.296       360
32940          1      571,500.00       0.44    571,500.00   6.431       360
33024          2      248,000.00       0.19    124,000.00   7.468       360
33026          4      661,659.82       0.51    165,414.96   8.368       360
33027          4    1,322,881.81       1.03    330,720.45   7.198       360
33029          1      356,682.16       0.28    356,682.16   9.990       360
33032          1      191,900.00       0.15    191,900.00   6.160       360
33033          1      216,000.00       0.17    216,000.00   6.860       360
33064          3      410,026.33       0.32    136,675.44   8.426       360
33066          2      295,000.00       0.23    147,500.00   7.358       360
33067          1      250,000.00       0.19    250,000.00   7.154       360
33073          1      338,300.00       0.26    338,300.00  10.047       360
33076          1      184,000.00       0.14    184,000.00   6.000       360
33157          1      178,000.00       0.14    178,000.00   8.281       360
33173          1      196,000.00       0.15    196,000.00   5.890       360
33177          1      117,905.92       0.09    117,905.92   7.140       360
33178          1      281,600.00       0.22    281,600.00   6.650       360
33185          2      557,817.89       0.43    278,908.95   7.902       360
33190          2      479,961.77       0.37    239,980.89   8.738       360
33196          3      689,970.55       0.54    229,990.18   7.557       360
33321          1      251,887.32       0.20    251,887.32   9.950       360
33326          1       79,928.76       0.06     79,928.76   9.990       360
33327          1      286,043.68       0.22    286,043.68   6.550       360
33331          2      446,097.21       0.35    223,048.61   8.103       360
33351          2      313,300.00       0.24    156,650.00   7.822       360
33406          2      172,188.38       0.13     86,094.19   8.370       324
33409          1      157,422.52       0.12    157,422.52   9.500       360
33410          1      128,000.00       0.10    128,000.00   7.135       360
33411          2      449,634.96       0.35    224,817.48   7.310       315
33414          2      569,521.82       0.44    284,760.91   8.260       324
33415          3      466,606.03       0.36    155,535.34   7.743       342
33426          1      176,600.00       0.14    176,600.00   7.632       360
33437          2      409,975.09       0.32    204,987.55   8.346       324
33461          1      118,400.00       0.09    118,400.00   7.120       360
33463          1      190,800.00       0.15    190,800.00   9.140       360
33467          2      532,000.00       0.41    266,000.00   9.178       360
33498          1      159,901.06       0.12    159,901.06   8.400       360
33511          1      127,922.46       0.10    127,922.46   8.500       360
33544          2      169,637.48       0.13     84,818.74   8.158       328
33569          2      155,801.17       0.12     77,900.59   8.159       324
33584          1      306,000.00       0.24    306,000.00   9.592       360
33594          2      518,242.91       0.40    259,121.46   5.952       360
33615          1      112,000.00       0.09    112,000.00   7.710       360
33624          1       82,500.00       0.06     82,500.00   7.723       360
33625          4      484,086.66       0.38    121,021.67   7.492       322
33756          1      128,930.32       0.10    128,930.32   9.054       360
33760          1      420,000.00       0.33    420,000.00   6.865       360
33771          4      303,945.51       0.24     75,986.38   8.229       347
33897          1      289,700.00       0.23    289,700.00   8.530       360
33913          1      292,760.00       0.23    292,760.00   7.700       360
33928          1      236,000.00       0.18    236,000.00   7.606       360
34235          2      477,466.65       0.37    238,733.33   8.647       360
34465          2      374,400.00       0.29    187,200.00   6.208       360
34639          1      195,044.92       0.15    195,044.92   8.150       360
34677          1      289,589.20       0.23    289,589.20   7.600       360
34711          5      997,258.79       0.78    199,451.76   7.325       344
34714          1      149,894.13       0.12    149,894.13   7.750       360
34743          5      626,231.90       0.49    125,246.38   8.294       360
34746          1      164,885.18       0.13    164,885.18   7.820       360
34748          1      167,887.05       0.13    167,887.05   7.990       360
34758          4      502,753.22       0.39    125,688.31   8.769       360
34759          5      728,401.07       0.57    145,680.21   7.437       360
34772          1      242,054.18       0.19    242,054.18   8.530       360
34787          1      236,000.00       0.18    236,000.00   7.690       360
34951          2      215,712.34       0.17    107,856.17   7.653       360
34953          1      110,424.01       0.09    110,424.01   7.879       360
34983          1      203,504.27       0.16    203,504.27   7.090       360
35007          2      349,968.97       0.27    174,984.49   7.406       360
36551          1      139,900.00       0.11    139,900.00   7.800       360
37013          1      117,920.00       0.09    117,920.00   7.140       360
38133          2       89,788.93       0.07     44,894.47   7.611       360
39056          2      179,073.65       0.14     89,536.83   7.889       360
39157          2       94,858.67       0.07     47,429.34   7.711       324
41051          1       99,900.00       0.08     99,900.00   6.405       360
43015          2      145,499.58       0.11     72,749.79   8.046       360
43068          1      119,200.00       0.09    119,200.00   9.616       360
43155          1      103,453.73       0.08    103,453.73   9.950       360
45040          1    1,128,000.00       0.88  1,128,000.00   6.250       360
45050          1      184,096.00       0.14    184,096.00   8.740       360
46131          1       17,457.97       0.01     17,457.97  10.740       240
46254          1       94,400.00       0.07     94,400.00   6.890       360
46814          2      146,000.00       0.11     73,000.00   7.824       360
46816          1       72,951.41       0.06     72,951.41   8.040       360
53149          1      487,000.00       0.38    487,000.00   7.650       360
55347          1      364,234.32       0.28    364,234.32   7.590       360
55369          1      161,500.00       0.13    161,500.00   6.895       360
56308          1      172,000.00       0.13    172,000.00   6.834       360
60042          1      107,200.00       0.08    107,200.00   6.800       360
60133          1      195,388.02       0.15    195,388.02   8.450       360
60156          1      139,100.00       0.11    139,100.00   6.270       360
60431          1      154,557.75       0.12    154,557.75   7.250       360
60440          1      120,000.00       0.09    120,000.00   6.580       360
60543          1       29,774.84       0.02     29,774.84  10.240       360
60544          1      140,800.00       0.11    140,800.00   7.005       360
63301          1      100,726.38       0.08    100,726.38   7.580       360
63366          3      559,512.80       0.44    186,504.27   7.465       360
64030          1      135,200.00       0.11    135,200.00   6.690       360
66062          1      185,126.40       0.14    185,126.40  10.500       360
66210          1      183,665.98       0.14    183,665.98   8.540       360
71111          2      279,963.61       0.22    139,981.81   7.020       360
72714          1      129,518.33       0.10    129,518.33   8.308       360
74012          3      230,312.31       0.18     76,770.77   7.480       360
75024          2      290,695.10       0.23    145,347.55   6.884       336
75034          2      405,000.00       0.32    202,500.00   7.258       360
75035          2      209,836.91       0.16    104,918.46   7.502       360
75044          1      151,884.46       0.12    151,884.46   7.380       360
75067          2      177,000.00       0.14     88,500.00   7.498       360
75068          1      187,300.00       0.15    187,300.00   7.110       360
75088          2      182,891.35       0.14     91,445.68   7.998       360
75098          2      185,562.21       0.14     92,781.11   7.657       360
75115          2      271,478.37       0.21    135,739.19   7.790       360
75126          1      105,941.25       0.08    105,941.25   8.930       360
75189          1      150,500.00       0.12    150,500.00   7.160       360
76034          1      820,000.00       0.64    820,000.00   7.350       360
76123          2      120,790.91       0.09     60,395.46   7.282       360
76131          2      139,397.81       0.11     69,698.91   7.740       360
76205          1      136,000.00       0.11    136,000.00   7.495       360
76210          5      535,136.17       0.42    107,027.23   7.652       360
76248          2      166,900.00       0.13     83,450.00   8.397       360
77014          3      326,077.75       0.25    108,692.58   8.653       360
77017          1       59,828.75       0.05     59,828.75   8.140       180
77038          1       57,900.00       0.05     57,900.00   8.700       360
77040          2      188,687.86       0.15     94,343.93   7.183       360
77044          4      361,789.39       0.28     90,447.35   6.991       360
77049          1      201,064.04       0.16    201,064.04   7.965       360
77056          1      328,700.00       0.26    328,700.00   6.540       360
77064          2      170,345.78       0.13     85,172.89   8.175       360
77065          2      143,754.40       0.11     71,877.20   7.103       360
77066          1       79,000.00       0.06     79,000.00   8.760       360
77067          2      101,000.00       0.08     50,500.00   7.988       360
77068          3      277,355.91       0.22     92,451.97   8.337       360
77069          1      242,000.00       0.19    242,000.00   7.165       360
77070          1      106,400.00       0.08    106,400.00   7.240       360
77072          1       64,471.16       0.05     64,471.16   9.950       360
77073          4      240,840.83       0.19     60,210.21   7.870       360
77075          2      172,374.25       0.13     86,187.13   6.570       360
77077          2      448,664.12       0.35    224,332.06   7.049       310
77083         10      781,516.19       0.61     78,151.62   8.070       352
77084          7      426,504.74       0.33     60,929.25   7.835       348
77085          2      109,815.54       0.09     54,907.77   8.128       336
77086          1       59,813.97       0.05     59,813.97   7.200       180
77088          5      290,265.98       0.23     58,053.20   7.360       352
77090          2      114,911.97       0.09     57,455.99   7.492       360
77091          1       84,000.00       0.07     84,000.00   8.250       360
77093          1       95,000.00       0.07     95,000.00   8.760       360
77095          3      503,100.00       0.39    167,700.00   7.604       360
77099          5      292,434.54       0.23     58,486.91   8.289       348
77316          2       95,300.00       0.07     47,650.00   7.302       360
77318          1       60,000.00       0.05     60,000.00   7.985       360
77338          1       73,900.00       0.06     73,900.00   9.090       360
77346          3      506,074.93       0.39    168,691.64   6.739       360
77354          2      306,866.77       0.24    153,433.39   7.927       360
77355          2       84,000.00       0.07     42,000.00   7.820       360
77365          2      200,813.38       0.16    100,406.69   7.542       336
77373          5      328,751.28       0.26     65,750.26   7.384       360
77375          3      260,902.92       0.20     86,967.64   7.398       360
77377          1      140,000.00       0.11    140,000.00   5.685       360
77379          8    1,346,271.80       1.05    168,283.98   7.861       353
77382          1       98,306.45       0.08     98,306.45   6.240       360
77385          4      221,991.34       0.17     55,497.84   7.124       345
77388          1      114,300.00       0.09    114,300.00   6.150       360
77396          3      171,164.81       0.13     57,054.94   7.458       267
77429          5      575,689.41       0.45    115,137.88   7.073       360
77433          1       92,413.18       0.07     92,413.18   7.463       360
77449          1       75,500.00       0.06     75,500.00   8.820       360
77450          2      171,765.14       0.13     85,882.57   8.050       360
77459          6    1,129,552.43       0.88    188,258.74   7.256       360
77469          4      489,206.99       0.38    122,301.75   7.592       360
77477          1      102,375.71       0.08    102,375.71   6.990       180
77479          1      141,500.00       0.11    141,500.00   7.290       360
77489          2      228,478.41       0.18    114,239.21   7.243       360
77493          3      170,396.72       0.13     56,798.91   8.468       360
77520          1       91,100.00       0.07     91,100.00   6.765       360
77521          4      275,005.32       0.21     68,751.33   7.370       330
77532          2      106,221.31       0.08     53,110.66   7.728       360
77536          1      184,287.19       0.14    184,287.19   9.889       360
77545          3      215,912.52       0.17     71,970.84   7.838       360
77546          5      366,801.81       0.29     73,360.36   7.045       352
77554          2      715,569.48       0.56    357,784.74   7.582       360
77571          2      236,200.00       0.18    118,100.00   7.825       360
77573          3      366,821.47       0.29    122,273.82   8.629       360
77581          1       98,936.62       0.08     98,936.62   8.230       360
77584          2      469,114.05       0.37    234,557.03   7.204       360
77801          2      107,685.66       0.08     53,842.83   8.007       324
78148          1      109,926.19       0.09    109,926.19   8.000       360
78250          1       67,031.68       0.05     67,031.68   8.005       120
78412          1       59,957.57       0.05     59,957.57   7.740       360
78748          2      123,712.60       0.10     61,856.30   7.907       360
80003          3      299,202.05       0.23     99,734.02   6.881       360
80012          2      125,000.00       0.10     62,500.00   7.940       360
80013          2      292,000.00       0.23    146,000.00   6.486       360
80016          6    1,067,721.99       0.83    177,953.67   7.233       334
80017          1       78,184.76       0.06     78,184.76   6.750       360
80022          1      179,800.00       0.14    179,800.00   6.410       360
80031          2      166,868.99       0.13     83,434.50   7.440       360
80121          2      123,900.00       0.10     61,950.00   7.749       360
80126          1      226,000.00       0.18    226,000.00   6.810       360
80129          1      200,000.00       0.16    200,000.00   6.000       360
80138          3      530,762.74       0.41    176,920.91   6.846       360
80219          1      116,000.00       0.09    116,000.00   7.340       360
80233          1      280,000.00       0.22    280,000.00   5.990       360
80241          2      230,000.00       0.18    115,000.00   6.610       360
80526          1      172,000.00       0.13    172,000.00   6.840       360
80536          1      255,000.00       0.20    255,000.00   7.685       360
80538          1      190,000.00       0.15    190,000.00   5.940       360
80601          1      175,900.00       0.14    175,900.00   6.460       360
80602          2      255,000.00       0.20    127,500.00   7.334       360
80920          1      209,300.00       0.16    209,300.00   6.740       360
81301          2      269,478.54       0.21    134,739.27   7.050       360
81435          2      275,475.57       0.21    137,737.79   6.950       360
83605          1       92,800.00       0.07     92,800.00   7.160       360
85015          1       64,927.23       0.05     64,927.23   8.900       360
85019          1      142,500.00       0.11    142,500.00   5.525       360
85022          1      217,353.77       0.17    217,353.77   7.990       360
85024          2      249,780.13       0.19    124,890.07   7.249       360
85031          1      127,980.68       0.10    127,980.68   6.840       360
85037          3      449,700.00       0.35    149,900.00   7.558       360
85040          3      364,970.54       0.28    121,656.85   6.817       345
85043          2      261,600.00       0.20    130,800.00   6.397       360
85048          1      345,000.00       0.27    345,000.00   6.750       360
85050          1      332,000.00       0.26    332,000.00   6.990       360
85051          2       80,959.88       0.06     40,479.94   9.216       324
85085          1      399,750.00       0.31    399,750.00   6.390       360
85204          1      164,000.00       0.13    164,000.00   7.190       360
85207          1      400,000.00       0.31    400,000.00   9.481       360
85208          3      573,909.79       0.45    191,303.26   9.318       360
85212          1      400,000.00       0.31    400,000.00   8.050       360
85213          1      522,500.00       0.41    522,500.00   5.761       360
85218          2      391,322.88       0.30    195,661.44   8.116       360
85222          1      149,000.00       0.12    149,000.00   7.100       360
85224          2      500,558.02       0.39    250,279.01   9.026       360
85225          1      178,320.74       0.14    178,320.74   5.954       360
85226          1      230,000.00       0.18    230,000.00   8.490       360
85233          3      564,774.83       0.44    188,258.28   7.223       360
85239          3      543,156.33       0.42    181,052.11   7.723       360
85242          9    1,632,092.06       1.27    181,343.56   7.123       356
85248          3      771,368.20       0.60    257,122.73   6.389       360
85249          1      229,500.00       0.18    229,500.00   6.840       360
85259          1      478,285.71       0.37    478,285.71   5.600       360
85260          1      361,000.00       0.28    361,000.00   4.990       360
85283          1      116,000.00       0.09    116,000.00   6.850       360
85296          1      248,800.00       0.19    248,800.00   5.985       360
85301          2       83,000.00       0.06     41,500.00   8.812       336
85307          1      228,000.00       0.18    228,000.00   7.250       360
85310          1      208,713.93       0.16    208,713.93  10.330       360
85323          7    1,327,580.41       1.03    189,654.34   7.827       360
85335          3      512,800.00       0.40    170,933.33   7.034       360
85338          4      918,248.37       0.71    229,562.09   6.493       360
85339          1      176,000.00       0.14    176,000.00   6.990       360
85340          1      182,400.00       0.14    182,400.00   5.510       360
85345          5      595,823.08       0.46    119,164.62   8.482       337
85353          3      392,882.27       0.31    130,960.76   7.188       344
85373          1      232,900.00       0.18    232,900.00   8.158       360
85379          1      235,600.00       0.18    235,600.00   6.760       360
85382          2      363,014.99       0.28    181,507.50   7.528       360
85614          1      105,300.00       0.08    105,300.00   6.556       360
85706          2      118,000.00       0.09     59,000.00   7.530       324
85742          1      213,600.00       0.17    213,600.00   8.025       360
85746          1      237,351.04       0.18    237,351.04   5.731       360
85747          1      119,057.27       0.09    119,057.27   5.019       360
89005          2      141,435.19       0.11     70,717.60   9.520       336
89015          3      497,100.00       0.39    165,700.00   7.108       360
89030          1      163,000.00       0.13    163,000.00   6.440       360
89052          2      626,663.92       0.49    313,331.96   7.233       360
89061          2      495,700.00       0.39    247,850.00   8.461       360
89074          1      198,390.69       0.15    198,390.69   8.560       360
89081          2      269,978.49       0.21    134,989.25   7.730       360
89084          2      262,000.00       0.20    131,000.00   7.078       360
89110          1       85,926.54       0.07     85,926.54   6.790       360
89113          2      460,902.39       0.36    230,451.20   6.778       360
89117          2      824,700.00       0.64    412,350.00   7.245       360
89120          1       89,889.43       0.07     89,889.43   8.450       360
89121          1       88,898.29       0.07     88,898.29   8.800       360
89122          4      583,399.05       0.45    145,849.76   7.696       360
89123          8    1,992,060.32       1.55    249,007.54   7.029       349
89129          1      332,000.00       0.26    332,000.00   6.615       360
89131          3      945,900.00       0.74    315,300.00   7.351       340
89138          2      405,800.00       0.32    202,900.00   6.797       360
89139          4      626,950.06       0.49    156,737.52   7.949       360
89141          1      318,363.90       0.25    318,363.90   5.697       360
89142          3      441,366.48       0.34    147,122.16   8.058       360
89143          1      248,000.00       0.19    248,000.00   7.165       360
89144          1      256,000.00       0.20    256,000.00   6.382       360
89156          1      169,443.37       0.13    169,443.37   6.390       360
89433          1      204,700.00       0.16    204,700.00   9.875       360
89434          1      209,600.00       0.16    209,600.00   5.820       360
89436          2      498,736.36       0.39    249,368.18   7.296       360
89440          1      369,900.00       0.29    369,900.00   9.834       360
89506          3      415,122.48       0.32    138,374.16   7.149       360
90201          1      249,519.76       0.19    249,519.76   6.200       360
91730          1      512,000.00       0.40    512,000.00   5.500       360
91784          2      769,404.14       0.60    384,702.07   7.466       360
91914          2      815,000.00       0.63    407,500.00   7.666       360
92342          1      229,500.00       0.18    229,500.00   8.293       360
92405          1      192,000.00       0.15    192,000.00   6.180       360
92551          2      398,588.92       0.31    199,294.46   6.147       360
92555          1      274,400.00       0.21    274,400.00   6.200       360
92649          1      986,500.00       0.77    986,500.00   5.875       360
92656          1      610,500.00       0.48    610,500.00   6.990       360
92883          4      920,895.30       0.72    230,223.83   7.537       350
93307          1      178,000.00       0.14    178,000.00   5.810       360
94533          2      245,371.18       0.19    122,685.59   6.321       338
94534          1      749,521.75       0.58    749,521.75   8.250       360
94806          1      360,000.00       0.28    360,000.00   5.318       360
95116          1      559,900.00       0.44    559,900.00   6.330       360
95206          1      433,800.00       0.34    433,800.00   6.500       360
95354          1      219,700.00       0.17    219,700.00   7.477       360
95355          2      589,844.41       0.46    294,922.21   7.317       336
95687          1      405,000.00       0.32    405,000.00   8.000       360
96161          1      391,287.62       0.30    391,287.62   9.033       360
97045          1      307,766.80       0.24    307,766.80   7.400       360
97068          1      170,800.00       0.13    170,800.00   6.880       360
97124          1      144,000.00       0.11    144,000.00   7.030       360
97127          1      148,800.00       0.12    148,800.00   6.780       360
98058          2      349,600.00       0.27    174,800.00   6.999       360
98208          1      242,829.88       0.19    242,829.88   7.790       360
98270          2      307,100.00       0.24    153,550.00   6.827       360
98387          4      469,609.91       0.37    117,402.48   7.153       360
98409          2      265,800.00       0.21    132,900.00   7.565       360
98629          2      284,796.40       0.22    142,398.20   7.878       360
---------------------------------------------------------------------------
TOTAL:       775  128,491,581.08     100.00    165,795.59   7.508       355
===========================================================================

                                 WA
              WA              LOAN-         WA        %                WA
       REMAINING         WA     TO-   COMBINED  CASHOUT   % OWNER    FICO
ZIP         TERM  SEASONING   VALUE        LTV     REFI  OCCUPIED   SCORE
-------------------------------------------------------------------------

08003        179          1   80.00      80.00   100.00    100.00  682.00
08081        360          0   84.95      84.95   100.00    100.00  510.00
08087        359          1   94.96      94.96   100.00    100.00  617.00
08094        360          0   64.65      64.65   100.00    100.00  628.00
14228        180          0   90.00      90.00     0.00    100.00  760.00
17319        359          1   80.00      80.00     0.00    100.00  604.00
18328        359          1   90.00      90.00   100.00    100.00  562.00
18330        359          1   80.00      80.00   100.00    100.00  544.00
18466        334          2   84.00     100.00     0.00    100.00  583.00
18940        177          3   60.38      60.38   100.00    100.00  684.00
19148        359          1   75.00      75.00   100.00    100.00  644.00
19702        336          0   84.00     100.00    80.00    100.00  612.00
20109        360          0   70.00      70.00   100.00    100.00  732.00
20110        360          0   66.57      66.57   100.00    100.00  749.00
20121        359          1   73.51      73.51   100.00    100.00  583.00
20155        356          4   80.00      80.00     0.00    100.00  698.00
20169        360          0   80.00      80.00   100.00    100.00  557.00
20176        360          0   84.99      84.99     0.00    100.00  526.00
20191        359          1   62.04      62.04   100.00    100.00  683.00
20194        360          0   89.87      89.87     0.00    100.00  611.00
20601        322          2   84.00     100.00     0.00    100.00  599.00
20602        360          0   77.70      91.26    32.22    100.00  598.58
20623        360          0   70.00      70.00   100.00    100.00  574.00
20657        360          0   74.14      74.14   100.00    100.00  536.62
20707        359          1   84.00     100.00    80.01    100.00  607.00
20715        359          1   62.70      62.70   100.00    100.00  515.00
20721        360          0   84.00     100.00    80.00    100.00  632.00
20723        358          2   85.98      85.98    68.48    100.00  633.00
20724        359          1   84.31      84.31   100.00    100.00  634.00
20735        359          1   68.64      68.64   100.00     68.63  574.40
20744        359          1   74.95      74.95   100.00    100.00  544.00
20748        359          1   75.00      75.00   100.00    100.00  527.00
20772        359          1   73.21      73.21   100.00     85.45  548.45
20774        360          0   74.93      74.93   100.00    100.00  590.00
20841        360          0   76.89      76.89   100.00    100.00  724.00
20879        359          1   70.00      70.00   100.00    100.00  552.00
21010        360          0   80.00      80.00     0.00    100.00  609.00
21042        360          0   41.71      41.71   100.00    100.00  681.00
21045        360          0   80.00      95.00   100.00    100.00  615.00
21117        359          1   65.00      65.00   100.00    100.00  519.00
21157        359          1   46.68      46.68   100.00    100.00  508.00
21666        360          0   69.94      69.94   100.00    100.00  520.00
21701        360          0   66.60      66.60   100.00    100.00  502.00
21703        359          1   65.00      65.00   100.00    100.00  500.00
22079        359          1   95.00      95.00   100.00    100.00  598.00
22192        359          1   74.46      80.68    61.15    100.00  628.90
22193        360          0   84.00     100.00     0.00    100.00  718.00
22405        360          0   68.00      68.00   100.00    100.00  536.00
22406        359          1   85.00      85.00   100.00    100.00  529.00
22520        359          1   95.00      95.00   100.00    100.00  650.00
22546        359          1   83.18      83.18   100.00    100.00  528.00
22554        299          1   90.00      90.00   100.00    100.00  726.00
23223        359          1   82.57      99.95     0.00    100.00  573.87
23238        360          0   90.00      90.00   100.00    100.00  709.00
23320        359          1   85.00      85.00   100.00    100.00  554.00
23322        359          1   74.97      74.97   100.00    100.00  639.00
23435        357          3   80.00      80.00   100.00    100.00  632.00
23456        357          3   66.76      66.76   100.00    100.00  504.00
23462        360          0   84.93      84.93   100.00    100.00  554.00
23464        359          1   79.37      79.37   100.00    100.00  595.00
27284        359          1   83.98      99.98     0.00    100.00  601.00
27539        360          0  100.00     100.00     0.00    100.00  661.00
27540        359          1   84.00     100.00     0.00    100.00  594.00
27604        359          1   89.99      89.99     0.00    100.00  529.00
27616        360          0   81.20     100.00     0.00    100.00  623.24
27893        359          1   84.00     100.00     0.00    100.00  583.00
28036        360          0   69.97      69.97     0.00    100.00  559.00
28079        322          2   84.01     100.00    79.97    100.00  588.00
28210        359          1   64.63      64.63   100.00    100.00  555.00
28212        359          1   83.94      99.93     0.00    100.00  640.00
28216        358          2   85.00      85.00     0.00    100.00  560.00
28269        360          0   79.96      99.93     0.00    100.00  601.80
28278        360          0   79.99      99.93     0.00    100.00  602.00
28306        323          1   84.00     100.00     0.00    100.00  582.00
29369        334          2   84.00     100.00     0.00    100.00  640.00
29418        335          1   84.00     100.00     0.00    100.00  682.00
29575        360          0   77.22      77.22   100.00    100.00  552.00
29585        358          2   78.26      78.26   100.00    100.00  530.00
29715        359          1   86.99      94.93     0.00    100.00  597.17
29907        360          0   90.00      90.00   100.00    100.00  731.00
30008        323          1   84.00     100.00     0.00    100.00  588.00
30024        358          2   80.00      80.00   100.00    100.00  644.00
30041        322          2   84.00     100.00     0.00    100.00  663.00
30045        347          1   84.00     100.00    51.74    100.00  651.98
30054        359          1   83.97      99.95     0.00    100.00  607.82
30078        359          1   90.00      90.00   100.00    100.00  512.00
30087        359          1   84.00     100.00    79.99    100.00  639.00
30101        360          0   83.94      99.91     0.00    100.00  627.00
30102        360          0   80.00     100.00     0.00    100.00  598.00
30116        359          1   84.00     100.00    80.01    100.00  602.00
30180        359          1   84.00     100.00    79.99    100.00  600.00
30189        359          1   84.00     100.00     0.00    100.00  661.00
30213        359          1   84.00     100.00     0.00    100.00  607.00
30236        359          1   83.98      99.95     0.00    100.00  619.00
30238        359          1   80.00      80.00     0.00    100.00  691.00
30260        359          1   80.00      80.00     0.00    100.00  630.00
30281        358          2   85.00      85.00     0.00    100.00  572.00
30283        360          0   79.98      99.92     0.00    100.00  586.00
30294        360          0   79.99      99.97     0.00    100.00  594.00
30605        359          1   84.00     100.00     0.00    100.00  650.00
32003        359          1   70.00      70.00     0.00    100.00  529.00
32082        323          1   84.00     100.00     0.00    100.00  583.00
32086        359          1   83.95      99.91     0.00    100.00  579.00
32225        360          0   69.36      69.36   100.00    100.00  538.00
32246        358          2   75.00      75.00   100.00    100.00  544.00
32327        360          0   80.00     100.00     0.00    100.00  566.00
32703        359          1   74.98      74.98   100.00    100.00  528.12
32735        360          0   89.95      89.95     0.00      0.00  592.00
32773        359          1   73.38      73.38   100.00    100.00  600.00
32808        359          1   85.00      85.00   100.00    100.00  503.00
32820        355          5   89.99      89.99     0.00      0.00  624.00
32821        359          1   94.99      94.99   100.00    100.00  599.81
32822        359          1   90.00      90.00   100.00    100.00  595.00
32824        360          0   90.00      90.00   100.00    100.00  689.06
32828        360          0   81.82      81.82   100.00    100.00  524.00
32829        359          1   79.59      79.59    41.67    100.00  662.93
32835        360          0   64.93      64.93   100.00    100.00  726.00
32837        360          0   84.98      84.98   100.00    100.00  579.00
32940        360          0   90.00      90.00   100.00    100.00  692.00
33024        360          0   84.00     100.00     0.00    100.00  687.00
33026        359          1   78.07      83.42    30.21    100.00  593.31
33027        358          2   75.62      75.62   100.00    100.00  536.93
33029        358          2   85.00      85.00   100.00    100.00  558.00
33032        360          0   79.99      99.96     0.00    100.00  679.00
33033        360          0   80.00     100.00     0.00    100.00  616.00
33064        360          0   85.28      85.28     0.00    100.00  577.55
33066        359          1   84.00     100.00     0.00    100.00  676.00
33067        360          0   59.52      59.52   100.00    100.00  587.00
33073        360          0   78.67      78.67   100.00    100.00  541.00
33076        360          0   80.00     100.00   100.00    100.00  653.00
33157        360          0   71.20      71.20   100.00    100.00  549.00
33173        359          1   80.00     100.00     0.00    100.00  790.00
33177        359          1   65.56      65.56   100.00    100.00  663.00
33178        360          0   80.00     100.00     0.00    100.00  642.00
33185        359          1   78.15      78.15   100.00    100.00  521.37
33190        359          1   84.00     100.00     0.00    100.00  696.00
33196        359          1   82.07     100.00     0.00    100.00  630.81
33321        359          1   90.00      90.00     0.00    100.00  594.00
33326        358          2  100.00     100.00     0.00    100.00  659.00
33327        359          1   70.00      70.00   100.00    100.00  526.00
33331        359          1   74.35      83.06   100.00    100.00  570.95
33351        360          0   75.11      85.32    48.93    100.00  566.22
33406        323          1   84.00     100.00     0.00    100.00  600.00
33409        359          1   90.00      90.00   100.00    100.00  596.00
33410        360          0   80.00     100.00     0.00    100.00  590.00
33411        314          1   81.25     100.00     0.00    100.00  678.00
33414        323          1   84.00     100.00     0.00    100.00  603.00
33415        340          2   81.98      89.90     0.00    100.00  644.59
33426        360          0   67.92      67.92   100.00    100.00  547.00
33437        323          1   84.00     100.00     0.00    100.00  673.00
33461        360          0   80.00     100.00     0.00    100.00  591.00
33463        360          0   89.98      89.98     0.00    100.00  610.00
33467        360          0   77.18      77.18    56.39    100.00  565.45
33498        359          1   58.82      58.82   100.00    100.00  546.00
33511        359          1   80.00      80.00   100.00    100.00  589.00
33544        327          1   81.58      95.37     0.00    100.00  637.00
33569        322          2   84.00     100.00     0.00    100.00  588.00
33584        360          0   85.00      85.00   100.00    100.00  550.00
33594        360          0   86.18      86.18   100.00    100.00  737.74
33615        360          0   80.00     100.00     0.00    100.00  656.00
33624        360          0   75.00      75.00   100.00    100.00  589.00
33625        321          1   82.74      90.17   100.00    100.00  705.66
33756        359          1   83.23      83.23   100.00    100.00  597.00
33760        360          0   80.00      80.00   100.00    100.00  699.00
33771        345          2   84.00     100.00     0.00    100.00  701.87
33897        360          0   94.98      94.98     0.00    100.00  650.00
33913        357          3   80.00      80.00     0.00    100.00  643.00
33928        360          0   69.25      69.25     0.00    100.00  613.00
34235        360          0   80.00      80.00   100.00    100.00  578.40
34465        360          0   71.66      86.32    26.71    100.00  678.02
34639        358          2   90.00      90.00     0.00    100.00  590.00
34677        359          1   90.00      90.00   100.00    100.00  560.00
34711        342          2   81.86      92.29    26.11    100.00  653.34
34714        359          1   75.00      75.00   100.00    100.00  526.00
34743        359          1   78.65      84.14    46.04    100.00  609.68
34746        359          1   75.00      75.00     0.00    100.00  685.00
34748        359          1   84.00      84.00   100.00    100.00  587.00
34758        359          1   79.97      85.77    23.13     59.46  573.90
34759        358          2   82.72      86.34    18.11     54.73  633.82
34772        359          1   94.98      94.98     0.00    100.00  633.00
34787        357          3   80.00      80.00     0.00    100.00  659.00
34951        358          2   63.62      63.62   100.00     41.63  627.18
34953        359          1   65.00      65.00   100.00    100.00  595.00
34983        357          3   80.00      80.00     0.00    100.00  632.00
35007        359          1   84.00     100.00    80.01    100.00  652.00
36551        360          0   79.99      99.94     0.00    100.00  645.00
37013        359          1   80.00      80.00     0.00    100.00  659.00
38133        359          1   83.95      99.89     0.00    100.00  622.00
39056        359          1   83.98      99.96     0.00    100.00  586.00
39157        322          2   84.00     100.00     0.00    100.00  640.00
41051        360          0   79.98      99.92     0.00    100.00  641.00
43015        359          1   83.96      99.95     0.00    100.00  617.00
43068        360          0   88.96      88.96   100.00    100.00  559.00
43155        359          1   90.00      90.00   100.00    100.00  513.00
45040        360          0   80.00      80.00     0.00    100.00  633.00
45050        360          0   80.00      80.00     0.00    100.00  617.00
46131        238          2   99.89      99.89     0.00    100.00  581.00
46254        360          0   80.00      80.00   100.00    100.00  655.00
46814        360          0   84.00     100.00    80.00    100.00  563.00
46816        359          1   94.93      94.93     0.00    100.00  574.00
53149        359          1   62.84      62.84   100.00    100.00  640.00
55347        359          1   90.00      90.00   100.00    100.00  647.00
55369        360          0   85.00      85.00   100.00    100.00  654.00
56308        360          0   80.00      80.00     0.00    100.00  650.00
60042        360          0   80.00     100.00     0.00    100.00  652.00
60133        357          3   90.00      90.00     0.00    100.00  658.00
60156        360          0   79.99      99.94     0.00    100.00  601.00
60431        358          2   59.54      59.54   100.00    100.00  518.00
60440        360          0   77.67      77.67   100.00    100.00  580.00
60543        358          2  100.00     100.00     0.00    100.00  659.00
60544        360          0   80.00     100.00     0.00    100.00  608.00
63301        359          1   80.00      80.00   100.00    100.00  642.00
63366        359          1   86.63      95.62    43.75    100.00  576.06
64030        357          3   80.00      80.00   100.00    100.00  630.00
66062        359          1   94.97      94.97   100.00    100.00  578.00
66210        357          3   80.00      80.00   100.00    100.00  511.00
71111        359          1   82.36      94.98     0.00    100.00  650.00
72714        359          1   94.95      94.95   100.00    100.00  657.00
74012        359          1   82.08      99.96     0.00    100.00  605.16
75024        335          1   84.00     100.00     0.00    100.00  656.00
75034        360          0   84.00     100.00     0.00    100.00  714.00
75035        359          1   84.00     100.00     0.00    100.00  564.00
75044        359          1   79.58      79.58   100.00      0.00  608.00
75067        360          0   84.00     100.00    80.00    100.00  608.00
75068        360          0   84.98      84.98     0.00    100.00  570.00
75088        359          1   84.00     100.00     0.00    100.00  672.00
75098        359          1   83.95      99.92     0.00    100.00  590.00
75115        359          1   84.00     100.00     0.00    100.00  678.00
75126        359          1   94.97      94.97     0.00    100.00  567.00
75189        360          0   79.97      99.95     0.00    100.00  641.00
76034        360          0   80.00      80.00   100.00    100.00  553.00
76123        359          1   83.89      99.84     0.00    100.00  598.00
76131        359          1   83.97      99.96     0.00    100.00  595.00
76205        360          0   80.00      80.00   100.00    100.00  533.00
76210        359          1   83.21      96.11     0.00    100.00  613.91
76248        360          0   83.98      99.94    80.05    100.00  664.00
77014        359          1   88.92      97.70     0.00    100.00  572.20
77017        179          1   73.17      73.17   100.00    100.00  544.00
77038        360          0   89.08      89.08   100.00    100.00  704.00
77040        358          2   84.00     100.00     0.00    100.00  604.00
77044        359          1   83.95      99.94     0.00    100.00  612.82
77049        359          1   94.98      94.98     0.00    100.00  584.00
77056        360          0   79.99      99.96     0.00    100.00  590.00
77064        360          0   80.00      90.14     0.00    100.00  615.93
77065        360          0   72.65      83.61    45.18    100.00  621.84
77066        360          0   68.70      68.70     0.00    100.00  582.00
77067        360          0   84.00     100.00     0.00    100.00  588.00
77068        359          1   84.46      93.11     0.00    100.00  566.13
77069        360          0   80.00     100.00     0.00    100.00  704.00
77070        360          0   95.00      95.00   100.00    100.00  600.00
77072        359          1   75.00      75.00   100.00    100.00  505.00
77073        358          2   83.90      99.84     0.00    100.00  603.14
77075        358          2   83.96      99.94     0.00    100.00  705.00
77077        310          0   72.87      72.87   100.00    100.00  600.28
77083        352          1   84.44      94.36    10.38     89.62  618.96
77084        347          0   84.68      94.88     0.00    100.00  617.39
77085        334          2   84.00     100.00     0.00    100.00  656.00
77086        179          1   62.50      62.50   100.00    100.00  609.00
77088        351          1   86.64      97.65    31.19    100.00  628.60
77090        359          1   84.00     100.00     0.00    100.00  681.00
77091        360          0   80.00     100.00     0.00    100.00  651.00
77093        360          0   74.80      74.80   100.00    100.00  520.00
77095        360          0   82.25      99.98     0.00    100.00  664.61
77099        347          0   82.71     100.00     0.00    100.00  635.47
77316        360          0   83.95      99.90     0.00    100.00  635.00
77318        360          0   55.56      55.56   100.00    100.00  508.00
77338        360          0   79.98      79.98   100.00    100.00  585.00
77346        359          1   82.75     100.00     0.00    100.00  594.05
77354        359          1   79.97      86.61    66.66    100.00  572.34
77355        360          0   84.00     100.00     0.00    100.00  668.00
77365        335          1   84.00     100.00     0.00    100.00  591.00
77373        359          1   85.81      96.99    30.09     69.91  627.31
77375        360          0   81.72      99.89     0.00    100.00  632.91
77377        360          0   77.78      77.78     0.00    100.00  670.00
77379        352          1   86.82      98.29     6.79    100.00  636.04
77382        359          1   52.22      52.22     0.00    100.00  574.00
77385        344          1   83.97      99.95     0.00    100.00  632.84
77388        360          0   79.94      99.87     0.00    100.00  605.00
77396        266          1   82.42      92.13    39.30    100.00  627.56
77429        360          0   85.03      98.16    30.60    100.00  625.60
77433        358          2   80.00     100.00     0.00    100.00  635.00
77449        360          0   75.50      75.50   100.00    100.00  551.00
77450        358          2   83.96      99.95     0.00    100.00  581.00
77459        359          1   82.76      90.50    58.67    100.00  585.36
77469        360          0   81.12      91.71     0.00    100.00  635.93
77477        179          1   82.82      82.82   100.00    100.00  605.00
77479        360          0   79.99      99.94     0.00    100.00  580.00
77489        359          1   89.89      96.68    66.04    100.00  588.00
77493        359          1   81.83      89.16     0.00    100.00  636.99
77520        360          0   79.92      99.83     0.00    100.00  584.00
77521        329          1   83.96      99.94     0.00    100.00  607.07
77532        359          1   83.91      99.85     0.00    100.00  624.00
77536        358          2   90.00      90.00     0.00    100.00  602.00
77545        359          1   82.59     100.00     0.00    100.00  607.42
77546        352          1   82.95      94.77    26.15    100.00  637.28
77554        359          1   79.18      79.18    53.63      0.00  624.29
77571        360          0   76.48      76.48   100.00     56.82  629.07
77573        359          1   82.73      82.73    19.08    100.00  575.79
77581        359          1   90.00      90.00     0.00    100.00  569.00
77584        358          2   84.46      95.51     0.00    100.00  572.43
77801        323          1   83.95      99.91     0.00    100.00  616.00
78148        359          1   80.00      80.00   100.00    100.00  560.00
78250        119          1   53.37      53.37   100.00    100.00  553.00
78412        359          1   75.95      75.95   100.00    100.00  660.00
78748        359          1   83.95      99.90     0.00    100.00  597.00
80003        359          1   77.80      88.57    32.56    100.00  611.56
80012        360          0   84.00     100.00    80.00    100.00  645.00
80013        360          0   83.98      99.97     0.00    100.00  627.00
80016        333          1   84.00      99.99    39.34    100.00  679.88
80017        358          2   80.00      80.00     0.00    100.00  705.00
80022        360          0   79.99      99.97     0.00    100.00  642.00
80031        359          1   84.00     100.00     0.00    100.00  603.00
80121        360          0   83.92      99.92    79.98    100.00  620.00
80126        360          0   80.00     100.00     0.00    100.00  675.00
80129        360          0   80.00     100.00   100.00    100.00  584.00
80138        359          1   82.22     100.00    44.42    100.00  616.45
80219        359          1   80.00      80.00   100.00    100.00  628.00
80233        360          0   80.00      80.00     0.00    100.00  806.00
80241        360          0   84.00     100.00    80.00    100.00  595.00
80526        359          1   80.00      80.00     0.00    100.00  622.00
80536        360          0   87.93      87.93   100.00    100.00  620.00
80538        360          0   80.00     100.00     0.00    100.00  679.00
80601        360          0   79.99      99.95     0.00    100.00  607.00
80602        360          0   84.00     100.00     0.00    100.00  588.00
80920        360          0   76.95      76.95   100.00      0.00  646.00
81301        359          1   84.00     100.00     0.00    100.00  582.00
81435        359          1   84.00     100.00     0.00    100.00  644.00
83605        359          1   80.00     100.00     0.00    100.00  619.00
85015        358          2   61.90      61.90   100.00    100.00  580.00
85019        360          0   83.82      83.82   100.00    100.00  705.00
85022        359          1   75.00      75.00     0.00      0.00  628.00
85024        359          1   83.98      99.96     0.00    100.00  598.00
85031        357          3   80.00      80.00   100.00    100.00  642.00
85037        360          0   86.26      86.26    62.64    100.00  663.40
85040        343          1   82.58      92.87    64.33    100.00  615.87
85043        359          1   80.00      80.00    55.35    100.00  702.17
85048        358          2   89.61      89.61   100.00    100.00  644.00
85050        357          3   80.00      80.00     0.00    100.00  668.00
85051        323          1   84.00     100.00   100.00    100.00  590.00
85085        359          1   65.00      65.00   100.00    100.00  684.00
85204        357          3   80.00      80.00   100.00    100.00  657.00
85207        360          0   83.68      83.68   100.00      0.00  631.00
85208        359          1   76.51      76.51   100.00    100.00  532.12
85212        360          0   88.69      88.69   100.00    100.00  606.00
85213        359          1   71.58      71.58   100.00    100.00  645.00
85218        359          1   79.15      79.15   100.00    100.00  637.77
85222        360          0   79.95      99.91     0.00    100.00  602.00
85224        360          0   76.76      76.76   100.00    100.00  545.73
85225        359          1   85.00      85.00   100.00    100.00  669.00
85226        360          0   70.12      70.12   100.00    100.00  595.00
85233        360          0   81.21      88.58    63.17    100.00  616.84
85239        359          1   81.80      81.80    35.99    100.00  625.33
85242        356          0   82.31      90.47    47.24     79.43  625.00
85248        359          1   81.41      81.41    37.63     60.96  693.30
85249        360          0   90.00      90.00   100.00    100.00  601.00
85259        359          1   75.40      75.40   100.00    100.00  712.00
85260        359          1   76.00      76.00   100.00    100.00  686.00
85283        360          0   80.00     100.00     0.00    100.00  604.00
85296        360          0   80.00      80.00   100.00    100.00  768.00
85301        336          0   84.00     100.00   100.00    100.00  595.00
85307        360          0   95.00      95.00   100.00    100.00  601.00
85310        359          1   80.00      80.00   100.00    100.00  521.00
85323        359          1   76.79      83.74    47.31     86.68  584.19
85335        360          0   78.58      78.58    60.22    100.00  627.48
85338        359          1   77.25      81.75    71.82    100.00  661.68
85339        360          0   84.21      84.21   100.00    100.00  656.00
85340        360          0   80.00     100.00     0.00    100.00  681.00
85345        336          1   81.79      93.86    91.28    100.00  620.96
85353        342          2   87.33      94.44     0.00    100.00  626.00
85373        360          0   92.79      92.79   100.00    100.00  677.00
85379        360          0   84.60      84.60   100.00    100.00  712.00
85382        360          0   81.44      81.44   100.00    100.00  679.41
85614        360          0   65.00      65.00   100.00    100.00  633.00
85706        324          0   84.00     100.00     0.00    100.00  654.00
85742        360          0   80.00     100.00   100.00    100.00  594.00
85746        359          1   90.00      90.00   100.00    100.00  695.00
85747        359          1   79.95      79.95   100.00    100.00  711.00
89005        335          1   84.00     100.00   100.00    100.00  602.00
89015        360          0   78.14      88.36    36.13    100.00  615.86
89030        360          0   82.74      82.74   100.00    100.00  586.00
89052        359          1   86.75      86.75     0.00    100.00  671.63
89061        360          0   87.04      87.04   100.00    100.00  592.49
89074        357          3   75.00      75.00   100.00    100.00  526.00
89081        359          1   84.00     100.00    80.01    100.00  671.00
89084        360          0   84.00     100.00     0.00    100.00  627.00
89110        359          1   79.63      79.63   100.00    100.00  722.00
89113        359          1   83.44      83.44    52.02     52.02  649.58
89117        359          1   79.99      79.99   100.00    100.00  621.50
89120        358          2   75.00      75.00   100.00    100.00  619.00
89121        358          2   82.95      82.95     0.00      0.00  668.00
89122        359          1   76.81      90.27    51.32    100.00  618.98
89123        349          1   81.65      85.30   100.00     78.92  639.97
89129        360          0   75.45      75.45   100.00    100.00  634.00
89131        340          1   86.74      95.43    45.67    100.00  639.26
89138        360          0   83.99      99.98     0.00    100.00  630.00
89139        359          1   83.98      99.98     0.00    100.00  655.07
89141        359          1   74.99      74.99   100.00    100.00  640.00
89142        360          0   89.44      97.53    49.48    100.00  597.88
89143        360          0   71.88      71.88   100.00    100.00  636.00
89144        359          1   81.27      81.27   100.00    100.00  659.00
89156        359          1   80.00     100.00     0.00    100.00  652.00
89433        360          0   64.98      64.98   100.00    100.00  511.00
89434        360          0   80.00     100.00     0.00    100.00  759.00
89436        359          1   71.85      71.85   100.00    100.00  577.17
89440        360          0   99.97      99.97   100.00    100.00  660.00
89506        360          0   80.78      93.15    84.53    100.00  660.65
90201        358          2   59.52      59.52   100.00    100.00  597.00
91730        360          0   80.00     100.00     0.00    100.00  722.00
91784        359          1   84.00     100.00     0.00    100.00  589.00
91914        360          0   84.00     100.00     0.00    100.00  691.00
92342        359          1   83.45      83.45   100.00    100.00  608.00
92405        360          0   80.00     100.00     0.00    100.00  633.00
92551        359          1   84.00     100.00     0.00    100.00  602.00
92555        358          2   80.00      80.00   100.00    100.00  649.00
92649        360          0   61.66      61.66     0.00    100.00  690.00
92656        360          0   75.00      75.00   100.00      0.00  622.00
92883        349          0   84.00     100.00     0.00    100.00  708.78
93307        360          0   77.39      77.39   100.00    100.00  613.00
94533        337          1   83.46      98.44     0.00    100.00  758.00
94534        359          1   65.22      65.22   100.00    100.00  511.00
94806        359          1   80.00      80.00   100.00    100.00  786.00
95116        360          0   79.99      99.98     0.00    100.00  598.00
95206        360          0   80.00      89.99     0.00    100.00  664.00
95354        360          0   79.89      79.89   100.00    100.00  646.00
95355        335          1   84.00     100.00     0.00    100.00  620.00
95687        359          1   90.00      90.00   100.00    100.00  592.00
96161        359          1   90.00      90.00   100.00    100.00  584.00
97045        359          1   89.93      89.93     0.00    100.00  625.00
97068        360          0   80.00     100.00     0.00    100.00  598.00
97124        360          0   80.00     100.00     0.00    100.00  608.00
97127        360          0   80.00     100.00     0.00    100.00  640.00
98058        360          0   83.89      99.89    79.98    100.00  627.00
98208        359          1   90.00      90.00   100.00    100.00  542.00
98270        360          0   78.39      98.37    56.53    100.00  577.57
98387        359          1   84.00     100.00    41.70    100.00  618.39
98409        360          0   83.98      99.96     0.00    100.00  643.00
98629        359          1   84.00     100.00    79.99    100.00  570.00
-------------------------------------------------------------------------
TOTAL:       354          1   80.89      87.84    49.91     95.76  621.43
=========================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 12:18

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. Occupancy Type

1. OCCUPANCY TYPE



                                                           % OF
                                          AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                          NUMBER OF       PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
OCCUPANCY TYPE       MORTGAGE LOANS         BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------------

Non-Owner Occupied              237   29,030,477.12      100.00   122,491.46    7.971        356         355
------------------------------------------------------------------------------------------------------------
TOTAL:                          237   29,030,477.12      100.00   122,491.46    7.971        356         355
============================================================================================================

                                       WA         WA         %          %       WA
                            WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
OCCUPANCY TYPE       SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------------

Non-Owner Occupied           1      76.61      76.61     77.34       0.00   638.97
----------------------------------------------------------------------------------
TOTAL:                       1      76.61      76.61     77.34       0.00   638.97
==================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 09:13

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  7,622 RECORDS
                                   ALL RECORDS
                              BALANCE: 988,026,138

SELECTION CRITERIA: ALL RECORDS

1. Origination Channel

1. ORIGINATION CHANNEL



                 NUMBER                       % OF
                     OF       AGGREGATE  AGGREGATE     AVERAGE                WA
ORIGINATION    MORTGAGE       PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL
CHANNEL           LOANS         BALANCE    BALANCE     BALANCE  COUPON      TERM
--------------------------------------------------------------------------------

Correspondent     1,570  202,245,230.74      20.47  128,818.62   7.675       349
Funding           4,085  481,051,803.88      48.69  117,760.54   7.678       358
Lending           1,967  304,729,103.67      30.84  154,920.74   7.842       352
--------------------------------------------------------------------------------
TOTAL:            7,622  988,026,138.29     100.00  129,628.20   7.728       354
================================================================================

                                        WA
                      WA             LOAN-        WA        %         %      WA
ORIGINATION    REMAINING         WA    TO-  COMBINED  CASHOUT     OWNER    FICO
CHANNEL             TERM  SEASONING  VALUE       LTV     REFI  OCCUPIED   SCORE
-------------------------------------------------------------------------------

Correspondent        348          2  78.28     82.94    53.60     97.17  615.06
Funding              357          1  81.80     89.99    41.35     95.16  612.10
Lending              352          1  76.40     78.15    93.69     96.90  621.28
-------------------------------------------------------------------------------
TOTAL:               354          1  79.42     84.90    60.00     96.11  615.54
===============================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 17, 2005 11:24

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  1,902 RECORDS
                                  SILENT SECOND
                              BALANCE: 273,825,696

SELECTION CRITERIA: SILENT SECOND

 1.  SUMMARY
 2.  PRODUCT
 3.  Original Prepayment Penalty Term (Years)
 4.  ZIP
 5.  Scheduled Principial Balances
 6.  Mortgage Rates
 7.  Original Terms to Stated Maturity
 8.  Remaining Terms to Stated Maturity
 9.  Loan to Value
10.  Fico Score
11.  Loan Purpose
12.  Property Type
13.  States - Top 30
14.  Documentation Type
15.  Occuancy Status
16.  Gross Margin
17.  Initial Periodic Cap
18.  Periodic Cap
19.  Maximum Rate
20.  Minimum Mortgage Rate
21.  Next Rate Adjustment Date

1. SUMMARY

Total Number of Loans: 1902
Total Outstanding Loan Balance: $273,825,696.45
Average Outstanding Loan Balance: $143,967.24
Fixed Rate: 7.25%
Adjustable Rate: 92.75%
Prepayment Penalty Coverage: 70.31%
Weighted Average Coupon: 7.054
Weighted Average Margin: 5.827
Weighted Average Initial Periodic Cap: 2.983
Weighted Average Periodic Cap: 1.002
Weighted Average Maximum Rate: 13.077
Weighted Average Minimum Rate: 7.023
Weighted Average Original Term (mo.): 360.
Weighted Average Remaining Term (mo.): 359.
Weighted Average Original LTV: 79.97
Weighted Average FICO: 635
Weighted Average DTI: 41.58
First Lien Position: 100.00
Second Lien Position: 0.00

2. PRODUCT



                                                     PERCENTAGE OF
                                         TOTAL      MORTGAGE LOANS
                                     SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                   NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
PRODUCT       MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
---------------------------------------------------------------------------------------------------

2/28 ARM               1,127   $145,098,965.35               52.99%       628      79.96%    7.142%
2/28 ARM-IO              583    103,088,177.88               37.65        643      79.99     6.919
3/27 ARM                  29      3,372,291.30                1.23        632      80.00     6.939
3/27 ARM-IO                9      1,371,900.00                0.50        653      79.99     6.664
5/25 ARM-IO                4      1,044,800.00                0.38        687      80.00     6.509
FIXED                    140     18,559,761.92                6.78        641      79.90     7.231
FIXED-IO                  10      1,289,800.00                0.47        635      79.90     6.594
---------------------------------------------------------------------------------------------------
TOTAL:                 1,902   $273,825,696.45              100.00%       635      79.97%    7.054%
===================================================================================================


3. ORIGINAL PREPAYMENT PENALTY TERM (YEARS)



                                                      PERCENTAGE OF
ORIGINAL                                  TOTAL      MORTGAGE LOANS
PREPAYMENT                            SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
PENALTY             NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
TERM (YEARS)   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
----------------------------------------------------------------------------------------------------

0.00                      575   $ 81,311,365.29               29.69%       633      79.96%    7.230%
1.00                       80     16,275,725.36                5.94        655      79.98     6.878
2.00                    1,108    159,647,097.04               58.30        635      79.97     6.962
2.50                        1        151,300.00                0.06        646      79.97     6.813
3.00                      137     16,324,498.37                5.96        628      79.99     7.256
5.00                        1        115,710.39                0.04        636      80.00     6.990
----------------------------------------------------------------------------------------------------
TOTAL:                  1,902   $273,825,696.45              100.00%       635      79.97%    7.054%
====================================================================================================


4. ZIP



                                                PERCENTAGE OF
                                    TOTAL      MORTGAGE LOANS
                                SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
              NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
ZIP      MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
----------------------------------------------------------------------------------------------

33914                 3   $    976,280.14                0.36%       660      80.00%     7.306%
20744                 2        900,000.00                0.33        626      80.00      7.221
91730                 2        860,000.00                0.31        681      80.00      5.763
80016                 3        854,213.31                0.31        680      80.00      6.559
89142                 4        843,200.00                0.31        641      80.00      7.069
80011                 6        841,500.00                0.31        631      80.00      6.405
89147                 4        837,000.00                0.31        667      80.00      7.034
85345                 5        786,103.56                0.29        639      80.00      6.449
80013                 4        782,300.00                0.29        629      79.99      6.228
80022                 5        773,400.00                0.28        629      80.00      5.911
Other             1,864    265,371,699.44               96.91        634      79.97      7.068
----------------------------------------------------------------------------------------------
TOTAL:            1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
==============================================================================================


5. SCHEDULED PRINCIPIAL BALANCES



                                                                       PERCENTAGE OF
                                                           TOTAL      MORTGAGE LOANS
                                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
SCHEDULED PRINCIPIAL BALANCES   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
---------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                             3   $    145,924.83                0.05%       632      75.96%     8.353%
50,000.01 - 100,000.00                     712     56,005,536.30               20.45        617      79.95      7.481
100,000.01 - 150,000.00                    549     67,315,394.37               24.58        625      79.97      7.153
150,000.01 - 200,000.00                    289     50,289,468.28               18.37        639      79.96      6.923
200,000.01 - 250,000.00                    154     34,350,226.87               12.54        642      80.00      6.895
250,000.01 - 300,000.00                     88     24,035,775.64                8.78        649      80.00      6.694
300,000.01 - 350,000.00                     44     14,331,131.34                5.23        655      79.88      6.726
350,000.01 - 400,000.00                     32     11,998,498.01                4.38        648      80.00      6.904
400,000.01 - 450,000.00                     11      4,700,868.66                1.72        674      79.98      6.747
450,000.01 - 500,000.00                      9      4,201,506.68                1.53        648      80.00      6.374
500,000.01 - 550,000.00                      3      1,552,000.00                0.57        646      80.00      7.177
550,000.01 - 600,000.00                      3      1,719,900.00                0.63        646      80.00      6.956
600,000.01 - 650,000.00                      4      2,527,465.47                0.92        699      80.00      7.367
650,000.01 - 700,000.00                      1        652,000.00                0.24        691      80.00      6.960
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=====================================================================================================================


Minimum Scheduled Principal Balance: $46,454.56
Maximum Scheduled Principal Balance: $652,000.00
Average Scheduled Principal Balance: $143,967.24

6. MORTGAGE RATES



                                                         PERCENTAGE OF
                                             TOTAL      MORTGAGE LOANS
                                         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                       NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MORTGAGE RATES    MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------

4.501 - 5.000                  3   $    865,084.93                0.32%       647      80.00%     4.908%
5.001 - 5.500                 20      3,831,231.94                1.40        666      80.00      5.305
5.501 - 6.000                 94     19,574,672.73                7.15        649      79.99      5.847
6.001 - 6.500                229     40,793,623.58               14.90        646      79.95      6.313
6.501 - 7.000                452     71,738,580.07               26.20        640      79.97      6.773
7.001 - 7.500                478     64,612,335.77               23.60        627      79.95      7.272
7.501 - 8.000                386     45,738,496.39               16.70        626      79.98      7.735
8.001 - 8.500                145     16,885,074.58                6.17        635      79.99      8.231
8.501 - 9.000                 69      7,381,385.00                2.70        609      79.96      8.681
9.001 - 9.500                 19      1,943,760.78                0.71        598      79.99      9.247
9.501 - 10.000                 6        410,450.68                0.15        605      79.43      9.732
10.001 - 10.500                1         51,000.00                0.02        598      79.94     10.354
-------------------------------------------------------------------------------------------------------
TOTAL:                     1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=======================================================================================================


Minimum: 4.750
Maximum: 10.354
Weighted Average: 7.054

7. ORIGINAL TERMS TO STATED MATURITY



                                                                           PERCENTAGE OF
                                                               TOTAL      MORTGAGE LOANS
                                                           SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                         NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
ORIGINAL TERMS TO STATED MATURITY   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-------------------------------------------------------------------------------------------------------------------------

<= 180                                           4   $    532,960.88                0.19%       673      80.00%    7.098%
181 - 240                                        2        192,537.49                0.07        593      79.99     7.778
301 - 360                                    1,896    273,100,198.08               99.74        635      79.97     7.054
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,902   $273,825,696.45              100.00%       635      79.97%    7.054%
=========================================================================================================================


Minimum: 180
Maximum: 360
Weighted Average: 360

8. REMAINING TERMS TO STATED MATURITY



                                                                            PERCENTAGE OF
                                                                TOTAL      MORTGAGE LOANS
                                                            SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                          NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
REMAINING TERMS TO STATED MATURITY   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------------------------------

<= 180                                            4   $    532,960.88                0.19%       673      80.00%    7.098%
181 - 240                                         2        192,537.49                0.07        593      79.99     7.778
301 - 360                                     1,896    273,100,198.08               99.74        635      79.97     7.054
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,902   $273,825,696.45              100.00%       635      79.97%    7.054%
==========================================================================================================================


Minimum: 177
Maximum: 360
Weighted Average: 359

9. LOAN TO VALUE



                                                       PERCENTAGE OF
                                           TOTAL      MORTGAGE LOANS
                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
LOAN TO VALUE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------

60.01 - 70.00                1   $     73,600.00                0.03%       624      61.33%    7.333%
70.01 - 80.00            1,899    273,551,055.72               99.90        635      79.97     7.054
80.01 - 90.00                2        201,040.73                0.07        650      80.19     7.176
-----------------------------------------------------------------------------------------------------
TOTAL:                   1,902   $273,825,696.45              100.00%       635      79.97%    7.054%
=====================================================================================================


Minimum: 61.33
Maximum: 80.24
Weighted Average: 79.97

10. FICO SCORE



                                                    PERCENTAGE OF
                                        TOTAL      MORTGAGE LOANS
                                    SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                  NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
FICO SCORE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------

551 - 600               615   $ 74,542,326.28               27.22%       587      79.98%     7.329%
601 - 620               363     45,744,969.23               16.71        610      79.99      7.088
621 - 640               279     40,798,231.59               14.90        630      79.95      6.916
641 - 660               284     44,727,860.03               16.33        650      79.97      6.936
661 - 680               147     27,036,593.18                9.87        670      79.93      6.959
681 - 700                92     16,959,318.89                6.19        689      79.94      6.786
701 - 720                60     11,348,457.13                4.14        711      80.00      7.013
721 - 750                34      7,105,448.85                2.59        737      80.00      6.914
751 - 800                28      5,562,491.27                2.03        769      79.97      6.599
--------------------------------------------------------------------------------------------------
TOTAL:                1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
==================================================================================================


Minimum: 560
Maximum: 795
Weighted Average: 635

11. LOAN PURPOSE



                                                             PERCENTAGE OF
                                                 TOTAL      MORTGAGE LOANS
                                             SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                           NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
LOAN PURPOSE          MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------

Purchase                       1,554   $216,366,095.11               79.02%       634      79.98%     7.072%
Cash Out Refinance               345     57,117,539.08               20.86        637      79.91      6.991
Rate/Term Refinance                3        342,062.26                0.12        683      80.00      6.085
-----------------------------------------------------------------------------------------------------------
TOTAL:                         1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
===========================================================================================================


12. PROPERTY TYPE



                                                       PERCENTAGE OF
                                           TOTAL      MORTGAGE LOANS
                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
PROPERTY TYPE   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------

2-4 Family                  58   $ 11,713,667.57                4.28%       657      79.94%     7.088%
Condo                      105     15,857,522.94                5.79        650      79.90      7.144
PUD                        251     45,045,592.30               16.45        634      79.94      6.839
Single Family            1,478    199,889,040.78               73.00        633      79.98      7.093
Townhouse                   10      1,319,872.86                0.48        617      79.99      7.122
-----------------------------------------------------------------------------------------------------
TOTAL:                   1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=====================================================================================================


13. STATES - TOP 30



                                                                   PERCENTAGE OF
                                                       TOTAL      MORTGAGE LOANS
                                                   SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                 NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
STATES - TOP 30             MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------------

FL                                     192   $ 31,888,887.15               11.65%       642      79.89%     7.267%
CA                                      88     26,139,386.82                9.55        661      80.00      6.578
TX                                     201     22,167,469.02                8.10        623      79.99      7.023
IL                                     116     17,680,054.46                6.46        638      80.00      6.900
CO                                     106     16,625,908.88                6.07        625      79.98      6.531
GA                                     109     13,551,055.08                4.95        616      80.00      7.278
OH                                     137     12,771,164.48                4.66        616      79.97      7.449
MI                                      94     12,471,817.68                4.55        629      79.91      7.331
AZ                                      73     11,371,934.82                4.15        646      79.98      6.741
NV                                      50     10,100,280.41                3.69        655      80.00      6.986
MA                                      42     10,094,931.59                3.69        647      79.93      6.889
NC                                      94      9,534,167.83                3.48        613      79.99      7.421
WA                                      40      6,885,240.63                2.51        623      79.91      6.658
LA                                      67      6,600,001.57                2.41        616      79.98      7.036
NY                                      26      6,523,139.58                2.38        670      80.00      6.440
MD                                      23      6,275,398.90                2.29        632      80.00      7.030
RI                                      23      4,679,531.60                1.71        657      80.00      7.390
VA                                      26      4,565,137.98                1.67        628      80.00      7.283
IN                                      39      3,975,794.38                1.45        617      79.96      6.904
AL                                      37      3,723,416.72                1.36        629      80.00      7.431
MO                                      38      3,222,393.47                1.18        616      80.00      7.412
CT                                      20      3,076,189.44                1.12        640      80.00      7.176
NJ                                      10      2,895,705.81                1.06        655      80.00      7.881
KY                                      29      2,643,320.39                0.97        614      79.99      7.148
WI                                      18      2,450,675.65                0.89        634      80.00      7.842
PA                                      22      2,422,593.31                0.88        624      79.99      7.383
TN                                      27      2,409,459.90                0.88        624      79.97      7.958
SC                                      26      2,288,968.44                0.84        614      79.72      8.087
UT                                      17      1,926,922.60                0.70        618      79.97      6.959
OR                                      12      1,752,922.27                0.64        633      80.00      6.930
Other                                  100     11,111,825.59                4.06        636      79.99      7.162
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=================================================================================================================


14. DOCUMENTATION TYPE



                                                                   PERCENTAGE OF
                                                       TOTAL      MORTGAGE LOANS
                                                   SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                 NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
DOCUMENTATION TYPE          MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------------

Alternative Documentation               35   $  6,251,958.65                2.28%       653      79.98%     6.565%
Full Documentation                   1,518    199,437,727.98               72.83        619      79.97      7.039
Stated Documentation                   349     68,136,009.82               24.88        681      79.96      7.143
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=================================================================================================================


15. OCCUANCY STATUS



                                                                   PERCENTAGE OF
                                                       TOTAL      MORTGAGE LOANS
                                                   SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                                 NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
OCCUANCY STATUS             MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------------------

Owner Occupied                       1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               1,902   $273,825,696.45              100.00%       635      79.97%     7.054%
=================================================================================================================


16. GROSS MARGIN



                                                       PERCENTAGE OF
                                           TOTAL      MORTGAGE LOANS
                                       SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                     NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
GROSS MARGIN    MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
-----------------------------------------------------------------------------------------------------

1.001 - 1.500                1   $    236,000.00                0.09%       676      80.00%     6.700%
2.001 - 2.500                1        280,000.00                0.11        652      80.00      6.760
3.001 - 3.500                2        503,316.24                0.20        637      80.00      5.706
3.501 - 4.000               12      2,600,125.63                1.02        654      80.00      5.397
4.001 - 4.500               41      8,335,408.99                3.28        663      80.00      5.842
4.501 - 5.000              130     26,399,030.29               10.39        645      80.00      6.136
5.001 - 5.500              308     49,828,228.82               19.62        636      79.99      6.582
5.501 - 6.000              427     61,926,459.85               24.38        633      79.96      6.999
6.001 - 6.500              439     57,065,792.58               22.47        628      79.95      7.410
6.501 - 7.000              238     27,695,366.76               10.90        630      79.99      7.734
7.001 - 7.500              108     14,046,688.87                5.53        635      79.99      8.175
7.501 - 8.000               32      3,753,836.09                1.48        624      79.89      8.586
8.001 - 8.500               10      1,109,680.41                0.44        597      79.78      9.276
8.501 - 9.000                2        145,200.00                0.06        588      80.00      9.883
9.001 - 9.500                1         51,000.00                0.02        598      79.94     10.354
-----------------------------------------------------------------------------------------------------
TOTAL:                   1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
=====================================================================================================


MINIMUM: 1.500
MAXIMUM: 9.104
NON-ZERO WA: 5.827

17. INITIAL PERIODIC CAP



                                                              PERCENTAGE OF
                                                  TOTAL      MORTGAGE LOANS
                                              SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                            NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
INITIAL PERIODIC CAP   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
------------------------------------------------------------------------------------------------------------

1.000                               7   $  1,251,151.18                0.49%       688      80.00%     7.894%
1.500                               4      1,021,600.00                0.40        658      80.00      6.792
2.000                               2        195,866.35                0.08        633      80.00      7.682
3.000                           1,739    251,507,517.00               99.03        634      79.97      7.040
------------------------------------------------------------------------------------------------------------
TOTAL:                          1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
============================================================================================================


Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.983

18. PERIODIC CAP



                                                      PERCENTAGE OF
                                          TOTAL      MORTGAGE LOANS
                                      SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                    NUMBER OF         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
PERIODIC CAP   MORTGAGE LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
----------------------------------------------------------------------------------------------------

1.000                   1,747   $252,887,334.54               99.57%       634      79.97%     7.045%
1.500                       5      1,088,799.99                0.43        640      80.00      6.788
----------------------------------------------------------------------------------------------------
TOTAL:                  1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
====================================================================================================


MINIMUM: 1.000
MAXIMUM: 1.500
NON-ZERO WA: 1.002

19. MAXIMUM RATE



                                                    PERCENTAGE OF
                                        TOTAL      MORTGAGE LOANS
                  NUMBER OF         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
                   MORTGAGE         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MAXIMUM RATE          LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------

9.501 - 10.000            1   $    411,120.00                0.16%       642      80.00%     6.540%
10.501 - 11.000           3        865,084.93                0.34        647      80.00      4.908
11.001 - 11.500          20      3,831,231.94                1.51        666      80.00      5.305
11.501 - 12.000          85     17,319,973.11                6.82        646      79.99      5.838
12.001 - 12.500         214     37,200,624.07               14.65        642      79.99      6.306
12.501 - 13.000         390     61,528,431.07               24.23        639      79.97      6.773
13.001 - 13.500         431     59,445,406.33               23.41        627      79.95      7.251
13.501 - 14.000         370     45,907,766.16               18.08        629      79.98      7.626
14.001 - 14.500         150     18,113,984.30                7.13        635      79.99      8.081
14.501 - 15.000          64      7,122,441.31                2.80        613      79.96      8.559
15.001 - 15.500          17      1,768,620.63                0.70        603      79.98      9.186
15.501 - 16.000           6        410,450.68                0.16        605      79.43      9.732
16.001 - 16.500           1         51,000.00                0.02        598      79.94     10.354
--------------------------------------------------------------------------------------------------
TOTAL:                1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
==================================================================================================


MINIMUM: 9.540
MAXIMUM: 16.354
NON-ZERO WA: 13.077

20. MINIMUM MORTGAGE RATE



                                                    PERCENTAGE OF
                                        TOTAL      MORTGAGE LOANS
                  NUMBER OF         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
MINIMUM            MORTGAGE         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
MORTGAGE RATE         LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------

3.001 - 3.500             1   $    183,718.84                0.07%       588      80.00%     7.370%
4.001 - 4.500             1        243,060.00                0.10        599      80.00      5.650
4.501 - 5.000             6      1,764,438.55                0.69        637      80.00      5.511
5.001 - 5.500            22      4,420,827.94                1.74        666      80.00      5.500
5.501 - 6.000            88     17,360,774.29                6.84        645      79.97      5.874
6.001 - 6.500           223     38,473,330.86               15.15        643      79.99      6.341
6.501 - 7.000           419     66,670,413.59               26.25        640      79.98      6.776
7.001 - 7.500           441     60,250,196.11               23.72        627      79.95      7.268
7.501 - 8.000           340     40,661,562.35               16.01        626      79.98      7.725
8.001 - 8.500           129     15,351,899.27                6.04        636      79.99      8.230
8.501 - 9.000            59      6,476,967.41                2.55        611      79.95      8.680
9.001 - 9.500            16      1,657,494.64                0.65        601      79.98      9.263
9.501 - 10.000            6        410,450.68                0.16        605      79.43      9.732
10.001 - 10.500           1         51,000.00                0.02        598      79.94     10.354
--------------------------------------------------------------------------------------------------
TOTAL:                1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
==================================================================================================


MINIMUM: 3.491
MAXIMUM: 10.354
NON-ZERO WA: 7.023

21. NEXT RATE ADJUSTMENT DATE



                                                    PERCENTAGE OF
                                        TOTAL      MORTGAGE LOANS
                  NUMBER OF         SCHEDULED            BY TOTAL   WEIGHTED   WEIGHTED   WEIGHTED
NEXT RATE          MORTGAGE         PRINCIPAL           SCHEDULED    AVERAGE    AVERAGE    AVERAGE
ADJUSTMENT DATE       LOANS           BALANCE   PRINCIPAL BALANCE       FICO        LTV     COUPON
--------------------------------------------------------------------------------------------------

2007-04                   2   $    234,800.00                0.09%       598      80.00%     6.774%
2007-05                  20      2,744,198.61                1.08        631      80.00      7.066
2007-06                 138     20,931,190.70                8.24        646      79.94      7.239
2007-07                 802    117,775,773.92               46.37        632      79.99      7.055
2007-08                 738    105,287,780.00               41.46        634      79.96      7.009
2007-09                  10      1,213,400.00                0.48        614      80.00      6.722
2008-06                   5        640,228.84                0.25        647      80.00      6.934
2008-07                  16      2,173,162.46                0.86        636      80.00      7.024
2008-08                  17      1,930,800.00                0.76        638      79.99      6.650
2010-06                   3        712,800.00                0.28        672      80.00      6.513
2010-07                   1        332,000.00                0.13        720      80.00      6.500
--------------------------------------------------------------------------------------------------
TOTAL:                1,752   $253,976,134.53              100.00%       634      79.97%     7.044%
==================================================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 10, 2005 12:10

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4
FOR INTERNAL DISTRIBUTION ONLY

                           1             2
                      -----------   -----------
Prepayment Speed
Fixed                    20 HEP        20 HEP
ARM                      28 CPR        28 CPR
Losses                    CDR           CDR
Loss Severity             40%           40%
Lag                        12            12
LIBOR                    Static         FWD
Triggers                  Fail          Fail
Optional Redemption   To Maturity   To Maturity

CLASS M5
WALS                     10.10         10.28
Cum Loss                 15.71%        15.28%
CDR Multiple           17.83 CDR     17.10 CDR

CLASS M6
WALS                     10.77         10.94
Cum Loss                 14.37%        13.89%
CDR Multiple           15.64 CDR     14.89 CDR

THIS INFORMATION IS BEING PROVIDED IN RESPONSE TO YOUR SPECIFIC REQUEST FOR
INFORMATION. THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) AND NOT THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDER-
LYING ASSESTS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFBC. CSFBC IS NOT ACTING
AS AGENT FOR THE ISSUER OR ITS AFFILIIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY, LIMITED IN NATURE
AND SUBJECT TO COMPLETION OR AMENDMENT. CSFBC MAKES NO REPRESENTATION THAT THE
ABOVE REFERENCED SEURITY WILL ACTUALLY PERFORM AS DESCRIBED IN ANY SCENARIO. THE
ABOVE ANALYSIS ALONE IS NOT INTENDED TO BE A PROSPECTUS AND ANY INVESTMENT
DECISION WITH RESPECT TO THE SECURITY SHOULD BE MADE BY YOU BASED SOLELY UPON
THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS. UNDER NO CIRCUMSTANCES SHALL
THE INFORMATION PRESENTED CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BY NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES
MY NOT BE SOLD NOR MAY AN OFFER TO BUY BE ACCEPTED PRIOR TO THE DELIVERY OF A
FINAL PROSPECTUS RELATING TO THE SECURITES.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4
FOR INTERNAL DISTRIBUTION ONLY



                                               BASE CASE
                      ------------------------------------------------------------

Prepayment Speed
Fixed                 2 - 20 CPR for 10mth, 20 CPR until mth 24, 10 CPR thereafter
ARM                               28 CPR for 24mth, 14 CPR thereafter
Losses                            4 CDR for 24 mth, 7 CDR thereafter
Loss Severity                                     30%
Lag                                               12
LIBOR                                      Forward + 100bps
Triggers                                         Fail
Optional Redemption                           To Maturity

CLASS M5
WALS                                             9.43
Cum Loss                                         6.72%

CLASS M6
WALS                                             10.20
Cum Loss                                         6.72%


THIS INFORMATION IS BEING PROVIDED IN RESPONSE TO YOUR SPECIFIC REQUEST FOR
INFORMATION. THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) AND NOT THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDER-
LYING ASSESTS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFBC. CSFBC IS NOT ACTING
AS AGENT FOR THE ISSUER OR ITS AFFILIIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY, LIMITED IN NATURE
AND SUBJECT TO COMPLETION OR AMENDMENT. CSFBC MAKES NO REPRESENTATION THAT THE
ABOVE REFERENCED SEURITY WILL ACTUALLY PERFORM AS DESCRIBED IN ANY SCENARIO. THE
ABOVE ANALYSIS ALONE IS NOT INTENDED TO BE A PROSPECTUS AND ANY INVESTMENT
DECISION WITH RESPECT TO THE SECURITY SHOULD BE MADE BY YOU BASED SOLELY UPON
THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS. UNDER NO CIRCUMSTANCES SHALL
THE INFORMATION PRESENTED CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BY NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES
MY NOT BE SOLD NOR MAY AN OFFER TO BUY BE ACCEPTED PRIOR TO THE DELIVERY OF A
FINAL PROSPECTUS RELATING TO THE SECURITES.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4
LIBOR VECTOR

              Static            Static            Forward           Forward
Period   One-Month LIBOR   Six-Month LIBOR   One-Month LIBOR   Six-Month LIBOR
------   ---------------   ---------------   ---------------   ---------------
     1       3.572000          4.023000          3.572000          4.023000
     2       3.572000          4.023000          3.816639          4.145327
     3       3.572000          4.023000          3.945668          4.235216
     4       3.572000          4.023000          4.071423          4.319077
     5       3.572000          4.023000          4.255109          4.376872
     6       3.572000          4.023000          4.277458          4.416826
     7       3.572000          4.023000          4.293634          4.447538
     8       3.572000          4.023000          4.346701          4.477173
     9       3.572000          4.023000          4.440018          4.503488
    10       3.572000          4.023000          4.412014          4.519181
    11       3.572000          4.023000          4.490532          4.544340
    12       3.572000          4.023000          4.458390          4.560315
    13       3.572000          4.023000          4.468200          4.585295
    14       3.572000          4.023000          4.501694          4.611504
    15       3.572000          4.023000          4.532443          4.634219
    16       3.572000          4.023000          4.560171          4.653161
    17       3.572000          4.023000          4.584606          4.668050
    18       3.572000          4.023000          4.605473          4.678606
    19       3.572000          4.023000          4.622500          4.684551
    20       3.572000          4.023000          4.635414          4.685738
    21       3.572000          4.023000          4.643939          4.682597
    22       3.572000          4.023000          4.647805          4.675810
    23       3.572000          4.023000          4.646736          4.666185
    24       3.572000          4.023000          4.640460          4.654659
    25       3.572000          4.023000          4.629487          4.642295
    26       3.572000          4.023000          4.616932          4.630153
    27       3.572000          4.023000          4.603995          4.618843
    28       3.572000          4.023000          4.591155          4.608854
    29       3.572000          4.023000          4.578892          4.600673
    30       3.572000          4.023000          4.567684          4.594790
    31       3.572000          4.023000          4.558012          4.591691
    32       3.572000          4.023000          4.550353          4.591726
    33       3.572000          4.023000          4.545187          4.594657
    34       3.572000          4.023000          4.542994          4.600022
    35       3.572000          4.023000          4.544252          4.607272
    36       3.572000          4.023000          4.549441          4.615764
    37       3.572000          4.023000          4.558219          4.624768
    38       3.572000          4.023000          4.567608          4.633599
    39       3.572000          4.023000          4.576777          4.642073
    40       3.572000          4.023000          4.585674          4.650135
    41       3.572000          4.023000          4.594247          4.657731
    42       3.572000          4.023000          4.602442          4.664808
    43       3.572000          4.023000          4.610207          4.671311
    44       3.572000          4.023000          4.617488          4.677208
    45       3.572000          4.023000          4.624232          4.682557
    46       3.572000          4.023000          4.630387          4.687445
    47       3.572000          4.023000          4.635900          4.691972
    48       3.572000          4.023000          4.640718          4.696248
    49       3.572000          4.023000          4.644915          4.700393
    50       3.572000          4.023000          4.648966          4.704516
    51       3.572000          4.023000          4.653001          4.708647
    52       3.572000          4.023000          4.657031          4.712796
    53       3.572000          4.023000          4.661064          4.716972
    54       3.572000          4.023000          4.665110          4.721184
    55       3.572000          4.023000          4.669178          4.725442
    56       3.572000          4.023000          4.673277          4.729757
    57       3.572000          4.023000          4.677416          4.734147
    58       3.572000          4.023000          4.681604          4.738631
    59       3.572000          4.023000          4.685852          4.743230
    60       3.572000          4.023000          4.690167          4.747966
    61       3.572000          4.023000          4.694569          4.752859
    62       3.572000          4.023000          4.699106          4.757932
    63       3.572000          4.023000          4.703801          4.763198
    64       3.572000          4.023000          4.708666          4.768671
    65       3.572000          4.023000          4.713715          4.774365
    66       3.572000          4.023000          4.718960          4.780292
    67       3.572000          4.023000          4.724414          4.786465
    68       3.572000          4.023000          4.730091          4.792884
    69       3.572000          4.023000          4.736002          4.799483
    70       3.572000          4.023000          4.742162          4.806178
    71       3.572000          4.023000          4.748584          4.812882
    72       3.572000          4.023000          4.755279          4.819499
    73       3.572000          4.023000          4.762173          4.825931
    74       3.572000          4.023000          4.768911          4.832088
    75       3.572000          4.023000          4.775390          4.837940
    76       3.572000          4.023000          4.781594          4.843470
    77       3.572000          4.023000          4.787506          4.848661
    78       3.572000          4.023000          4.793111          4.853497
    79       3.572000          4.023000          4.798392          4.857960
    80       3.572000          4.023000          4.803332          4.862046
    81       3.572000          4.023000          4.807915          4.865798
    82       3.572000          4.023000          4.812125          4.869275
    83       3.572000          4.023000          4.815945          4.872538
    84       3.572000          4.023000          4.819359          4.875654
    85       3.572000          4.023000          4.822421          4.878690
    86       3.572000          4.023000          4.825398          4.881706
    87       3.572000          4.023000          4.828363          4.884717
    88       3.572000          4.023000          4.831318          4.887727
    89       3.572000          4.023000          4.834266          4.890739
    90       3.572000          4.023000          4.837212          4.893756
    91       3.572000          4.023000          4.840157          4.896782
    92       3.572000          4.023000          4.843107          4.899830
    93       3.572000          4.023000          4.846063          4.902957
    94       3.572000          4.023000          4.849029          4.906230
    95       3.572000          4.023000          4.852008          4.909722
    96       3.572000          4.023000          4.855005          4.913505
    97       3.572000          4.023000          4.858082          4.917656
    98       3.572000          4.023000          4.861491          4.922245
    99       3.572000          4.023000          4.865311          4.927298
   100       3.572000          4.023000          4.869559          4.932836
   101       3.572000          4.023000          4.874254          4.938877
   102       3.572000          4.023000          4.879415          4.945440
   103       3.572000          4.023000          4.885059          4.952543
   104       3.572000          4.023000          4.891205          4.960184
   105       3.572000          4.023000          4.897871          4.968272
   106       3.572000          4.023000          4.905076          4.976692
   107       3.572000          4.023000          4.912837          4.985322
   108       3.572000          4.023000          4.921175          4.994037
   109       3.572000          4.023000          4.929979          5.002707
   110       3.572000          4.023000          4.938754          5.011217
   111       3.572000          4.023000          4.947366          5.019536
   112       3.572000          4.023000          4.955806          5.027656
   113       3.572000          4.023000          4.964064          5.035567
   114       3.572000          4.023000          4.972131          5.043258
   115       3.572000          4.023000          4.979997          5.050720
   116       3.572000          4.023000          4.987653          5.057939
   117       3.572000          4.023000          4.995089          5.064885
   118       3.572000          4.023000          5.002296          5.071523
   119       3.572000          4.023000          5.009264          5.077816
   120       3.572000          4.023000          5.015983          5.083727
   121       3.572000          4.023000          5.022421          5.089220
   122       3.572000          4.023000          5.028470          5.094259
   123       3.572000          4.023000          5.034092          5.098826
   124       3.572000          4.023000          5.039273          5.102906
   125       3.572000          4.023000          5.043999          5.106485
   126       3.572000          4.023000          5.048256          5.109548
   127       3.572000          4.023000          5.052028          5.112081
   128       3.572000          4.023000          5.055303          5.114094
   129       3.572000          4.023000          5.058065          5.115702
   130       3.572000          4.023000          5.060301          5.117049
   131       3.572000          4.023000          5.061996          5.118284
   132       3.572000          4.023000          5.063136          5.119559
   133       3.572000          4.023000          5.063857          5.121033
   134       3.572000          4.023000          5.064751          5.122842
   135       3.572000          4.023000          5.065979          5.125025
   136       3.572000          4.023000          5.067554          5.127594
   137       3.572000          4.023000          5.069488          5.130563
   138       3.572000          4.023000          5.071794          5.133945
   139       3.572000          4.023000          5.074485          5.137753
   140       3.572000          4.023000          5.077574          5.141966
   141       3.572000          4.023000          5.081074          5.146429
   142       3.572000          4.023000          5.084997          5.150946
   143       3.572000          4.023000          5.089355          5.155319
   144       3.572000          4.023000          5.094163          5.159341
   145       3.572000          4.023000          5.099235          5.162802
   146       3.572000          4.023000          5.103789          5.165519
   147       3.572000          4.023000          5.107612          5.167438
   148       3.572000          4.023000          5.110683          5.168538
   149       3.572000          4.023000          5.112983          5.168801
   150       3.572000          4.023000          5.114493          5.168206
   151       3.572000          4.023000          5.115191          5.166732
   152       3.572000          4.023000          5.115060          5.164432
   153       3.572000          4.023000          5.114078          5.161654
   154       3.572000          4.023000          5.112226          5.158828
   155       3.572000          4.023000          5.109485          5.156396
   156       3.572000          4.023000          5.105835          5.154809
   157       3.572000          4.023000          5.101683          5.154533
   158       3.572000          4.023000          5.098742          5.155969
   159       3.572000          4.023000          5.097478          5.159235
   160       3.572000          4.023000          5.097938          5.164378
   161       3.572000          4.023000          5.100168          5.171445
   162       3.572000          4.023000          5.104212          5.180483
   163       3.572000          4.023000          5.110116          5.191538
   164       3.572000          4.023000          5.117927          5.204547
   165       3.572000          4.023000          5.127689          5.219004
   166       3.572000          4.023000          5.139449          5.234276
   167       3.572000          4.023000          5.153251          5.249716
   168       3.572000          4.023000          5.169142          5.264661
   169       3.572000          4.023000          5.186523          5.278431
   170       3.572000          4.023000          5.202827          5.290443
   171       3.572000          4.023000          5.217373          5.300540
   172       3.572000          4.023000          5.230113          5.308674
   173       3.572000          4.023000          5.241002          5.314799
   174       3.572000          4.023000          5.249994          5.318867
   175       3.572000          4.023000          5.257042          5.320832
   176       3.572000          4.023000          5.262102          5.320709
   177       3.572000          4.023000          5.265125          5.318776
   178       3.572000          4.023000          5.266068          5.315380
   179       3.572000          4.023000          5.264884          5.310877
   180       3.572000          4.023000          5.261526          5.305633
   181       3.572000          4.023000          5.256324          5.300020
   182       3.572000          4.023000          5.250754          5.294355
   183       3.572000          4.023000          5.245190          5.288708
   184       3.572000          4.023000          5.239636          5.283080
   185       3.572000          4.023000          5.234095          5.277476
   186       3.572000          4.023000          5.228573          5.271900
   187       3.572000          4.023000          5.223072          5.266356
   188       3.572000          4.023000          5.217596          5.260847
   189       3.572000          4.023000          5.212149          5.255377
   190       3.572000          4.023000          5.206735          5.249951
   191       3.572000          4.023000          5.201357          5.244573
   192       3.572000          4.023000          5.196020          5.239245
   193       3.572000          4.023000          5.190727          5.233973
   194       3.572000          4.023000          5.185482          5.228759
   195       3.572000          4.023000          5.180289          5.223609
   196       3.572000          4.023000          5.175152          5.218525
   197       3.572000          4.023000          5.170074          5.213512
   198       3.572000          4.023000          5.165059          5.208574
   199       3.572000          4.023000          5.160112          5.203714
   200       3.572000          4.023000          5.155236          5.198936
   201       3.572000          4.023000          5.150435          5.194245
   202       3.572000          4.023000          5.145712          5.189643
   203       3.572000          4.023000          5.141071          5.185136
   204       3.572000          4.023000          5.136517          5.180728
   205       3.572000          4.023000          5.132053          5.176421
   206       3.572000          4.023000          5.127683          5.172221
   207       3.572000          4.023000          5.123411          5.168130
   208       3.572000          4.023000          5.119241          5.164153
   209       3.572000          4.023000          5.115177          5.160293
   210       3.572000          4.023000          5.111223          5.156553
   211       3.572000          4.023000          5.107381          5.152937
   212       3.572000          4.023000          5.103656          5.149450
   213       3.572000          4.023000          5.100049          5.146095
   214       3.572000          4.023000          5.096566          5.142878
   215       3.572000          4.023000          5.093210          5.139803
   216       3.572000          4.023000          5.089984          5.136877
   217       3.572000          4.023000          5.086894          5.134104
   218       3.572000          4.023000          5.083948          5.131489
   219       3.572000          4.023000          5.081151          5.129031
   220       3.572000          4.023000          5.078507          5.126731
   221       3.572000          4.023000          5.076020          5.124587
   222       3.572000          4.023000          5.073694          5.122598
   223       3.572000          4.023000          5.071529          5.120765
   224       3.572000          4.023000          5.069510          5.119089
   225       3.572000          4.023000          5.067636          5.117588
   226       3.572000          4.023000          5.065912          5.116284
   227       3.572000          4.023000          5.064340          5.115196
   228       3.572000          4.023000          5.062924          5.114348
   229       3.572000          4.023000          5.061684          5.113762
   230       3.572000          4.023000          5.060692          5.113445
   231       3.572000          4.023000          5.059970          5.113350
   232       3.572000          4.023000          5.059524          5.113417
   233       3.572000          4.023000          5.059358          5.113580
   234       3.572000          4.023000          5.059477          5.113775
   235       3.572000          4.023000          5.059822          5.113938
   236       3.572000          4.023000          5.060138          5.114014
   237       3.572000          4.023000          5.060358          5.114006
   238       3.572000          4.023000          5.060482          5.113929
   239       3.572000          4.023000          5.060507          5.113798
   240       3.572000          4.023000          5.060432          5.113629
   241       3.572000          4.023000          5.060273          5.113438
   242       3.572000          4.023000          5.060091          5.113238
   243       3.572000          4.023000          5.059904          5.113033
   244       3.572000          4.023000          5.059711          5.112823
   245       3.572000          4.023000          5.059513          5.112608
   246       3.572000          4.023000          5.059309          5.112388
   247       3.572000          4.023000          5.059101          5.112163
   248       3.572000          4.023000          5.058887          5.111934
   249       3.572000          4.023000          5.058669          5.111701
   250       3.572000          4.023000          5.058447          5.111463
   251       3.572000          4.023000          5.058220          5.111222
   252       3.572000          4.023000          5.057989          5.110978
   253       3.572000          4.023000          5.057755          5.110730
   254       3.572000          4.023000          5.057517          5.110479
   255       3.572000          4.023000          5.057275          5.110225
   256       3.572000          4.023000          5.057031          5.109968
   257       3.572000          4.023000          5.056783          5.109709
   258       3.572000          4.023000          5.056533          5.109447
   259       3.572000          4.023000          5.056280          5.109184
   260       3.572000          4.023000          5.056024          5.108918
   261       3.572000          4.023000          5.055767          5.108651
   262       3.572000          4.023000          5.055507          5.108382
   263       3.572000          4.023000          5.055246          5.108112
   264       3.572000          4.023000          5.054984          5.107841
   265       3.572000          4.023000          5.054720          5.107570
   266       3.572000          4.023000          5.054454          5.107297
   267       3.572000          4.023000          5.054188          5.107024
   268       3.572000          4.023000          5.053922          5.106751
   269       3.572000          4.023000          5.053654          5.106478
   270       3.572000          4.023000          5.053387          5.106205
   271       3.572000          4.023000          5.053119          5.105933
   272       3.572000          4.023000          5.052852          5.105661
   273       3.572000          4.023000          5.052584          5.105390
   274       3.572000          4.023000          5.052318          5.105121
   275       3.572000          4.023000          5.052052          5.104852
   276       3.572000          4.023000          5.051786          5.104585
   277       3.572000          4.023000          5.051522          5.104319
   278       3.572000          4.023000          5.051260          5.104056
   279       3.572000          4.023000          5.050999          5.103794
   280       3.572000          4.023000          5.050740          5.103535
   281       3.572000          4.023000          5.050482          5.103279
   282       3.572000          4.023000          5.050227          5.103025
   283       3.572000          4.023000          5.049974          5.102774
   284       3.572000          4.023000          5.049724          5.102526
   285       3.572000          4.023000          5.049476          5.102282
   286       3.572000          4.023000          5.049232          5.102041
   287       3.572000          4.023000          5.048991          5.101804
   288       3.572000          4.023000          5.048753          5.101571
   289       3.572000          4.023000          5.048519          5.101342
   290       3.572000          4.023000          5.048288          5.101118
   291       3.572000          4.023000          5.048062          5.100898
   292       3.572000          4.023000          5.047839          5.100683
   293       3.572000          4.023000          5.047622          5.100473
   294       3.572000          4.023000          5.047408          5.100268
   295       3.572000          4.023000          5.047200          5.100069
   296       3.572000          4.023000          5.046997          5.099876
   297       3.572000          4.023000          5.046799          5.099688
   298       3.572000          4.023000          5.046606          5.099506
   299       3.572000          4.023000          5.046419          5.099331
   300       3.572000          4.023000          5.046238          5.099162
   301       3.572000          4.023000          5.046063          5.099000
   302       3.572000          4.023000          5.045894          5.098845
   303       3.572000          4.023000          5.045732          5.098697
   304       3.572000          4.023000          5.045576          5.098557
   305       3.572000          4.023000          5.045428          5.098424
   306       3.572000          4.023000          5.045286          5.098299
   307       3.572000          4.023000          5.045152          5.098181
   308       3.572000          4.023000          5.045025          5.098072
   309       3.572000          4.023000          5.044906          5.097971
   310       3.572000          4.023000          5.044795          5.097879
   311       3.572000          4.023000          5.044692          5.097796
   312       3.572000          4.023000          5.044597          5.097722
   313       3.572000          4.023000          5.044511          5.097657
   314       3.572000          4.023000          5.044433          5.097601
   315       3.572000          4.023000          5.044365          5.097556
   316       3.572000          4.023000          5.044306          5.097520
   317       3.572000          4.023000          5.044256          5.097494
   318       3.572000          4.023000          5.044215          5.097478
   319       3.572000          4.023000          5.044185          5.097473
   320       3.572000          4.023000          5.044164          5.097478
   321       3.572000          4.023000          5.044153          5.097495
   322       3.572000          4.023000          5.044153          5.097522
   323       3.572000          4.023000          5.044164          5.097561
   324       3.572000          4.023000          5.044185          5.097612
   325       3.572000          4.023000          5.044217          5.097674
   326       3.572000          4.023000          5.044260          5.097749
   327       3.572000          4.023000          5.044315          5.097836
   328       3.572000          4.023000          5.044382          5.097935
   329       3.572000          4.023000          5.044461          5.098047
   330       3.572000          4.023000          5.044552          5.098170
   331       3.572000          4.023000          5.044656          5.098307
   332       3.572000          4.023000          5.044771          5.098455
   333       3.572000          4.023000          5.044898          5.098617
   334       3.572000          4.023000          5.045037          5.098793
   335       3.572000          4.023000          5.045188          5.098984
   336       3.572000          4.023000          5.045352          5.099191
   337       3.572000          4.023000          5.045529          5.099415
   338       3.572000          4.023000          5.045722          5.099656
   339       3.572000          4.023000          5.045932          5.099913
   340       3.572000          4.023000          5.046160          5.100182
   341       3.572000          4.023000          5.046405          5.100463
   342       3.572000          4.023000          5.046667          5.100751
   343       3.572000          4.023000          5.046946          5.101045
   344       3.572000          4.023000          5.047229          5.101345
   345       3.572000          4.023000          5.047516          5.101657
   346       3.572000          4.023000          5.047806          5.101993
   347       3.572000          4.023000          5.048099          5.102362
   348       3.572000          4.023000          5.048396          5.102775
   349       3.572000          4.023000          5.048705          5.103242
   350       3.572000          4.023000          5.049066          5.103766
   351       3.572000          4.023000          5.049489          5.104317
   352       3.572000          4.023000          5.049976          5.104859
   353       3.572000          4.023000          5.050525          5.105354
   354       3.572000          4.023000          5.051139          5.105765
   355       3.572000          4.023000          5.051782          5.106051
   356          3.572          4.023000          5.052306          5.106051
   357          3.572          4.023000          5.052674          5.106051
   358          3.572          4.023000          5.052884          5.106051
   359          3.572          4.023000          5.052935          5.106051
   360          3.572          4.023000          5.052824          5.106051

AEGIS ASSET BACKED SECURITIES TRUST 2005-4



                                        1              2              3              4              5
                                  ------------   ------------   ------------   ------------   ------------

Prepayment Speed                     Pricing        Pricing        Pricing        Pricing        Pricing
Losses                               10 CDR         20 CDR         40 CDR         60 CDR         80 CDR
Loss Severity                          60%            60%            60%           60%             60%
Lag                                    12             12             12             12             12
LIBOR                                  FWD            FWD            FWD           FWD             FWD
Triggers                              Fail           Fail           Fail           Fail           Fail
Optional Redemption                To Maturity    To Maturity    To Maturity    To Maturity    To Maturity

CLASS IA1
Yield (%)                             4.40           4.40           4.41           4.41           4.41
WAL for Princ Pmts (Yrs)              1.01           1.03           1.06           1.08           1.10
Principal Window                   09/25/2005     09/25/2005     09/25/2005     09/25/2005     09/25/2005
                                  - 05/25/2007   - 05/25/2007   - 05/25/2007   - 05/25/2007   - 04/25/2007
Principal Writedown (%)               0.00%          0.00%         0.00%           0.00%          0.00%
Total Collat Group Loss (Grp 1)      15.43%         25.90%        39.33%          47.66%         53.39%


THIS INFORMATION IS BEING PROVIDED IN RESPONSE TO YOUR SPECIFIC REQUEST FOR
INFORMATION. THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) AND NOT THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDER-
LYING ASSESTS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFBC. CSFBC IS NOT ACTING
AS AGENT FOR THE ISSUER OR ITS AFFILIIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY, LIMITED IN NATURE
AND SUBJECT TO COMPLETION OR AMENDMENT. CSFBC MAKES NO REPRESENTATION THAT THE
ABOVE REFERENCED SEURITY WILL ACTUALLY PERFORM AS DESCRIBED IN ANY SCENARIO. THE
ABOVE ANALYSIS ALONE IS NOT INTENDED TO BE A PROSPECTUS AND ANY INVESTMENT
DECISION WITH RESPECT TO THE SECURITY SHOULD BE MADE BY YOU BASED SOLELY UPON
THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS. UNDER NO CIRCUMSTANCES SHALL
THE INFORMATION PRESENTED CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BY NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES
MY NOT BE SOLD NOR MAY AN OFFER TO BUY BE ACCEPTED PRIOR TO THE DELIVERY OF A
FINAL PROSPECTUS RELATING TO THE SECURITES.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4 - CASHFLOWS#XSSPREAD

Period      Date     Excess Spread (%)
------   ---------   -----------------
Total
     0   30-Aug-05
     1   25-Sep-05         3.3145
     2   25-Oct-05         2.5826
     3   25-Nov-05         2.5443
     4   25-Dec-05         2.5850
     5   25-Jan-06         2.5472
     6   25-Feb-06         2.5499
     7   25-Mar-06         2.6838
     8   25-Apr-06         2.5602
     9   25-May-06         2.6155
    10   25-Jun-06         2.5787
    11   25-Jul-06         2.6447
    12   25-Aug-06         2.6014
    13   25-Sep-06         2.6088
    14   25-Oct-06         2.6722
    15   25-Nov-06         2.6126
    16   25-Dec-06         2.6772
    17   25-Jan-07         2.6136
    18   25-Feb-07         2.6120
    19   25-Mar-07         2.8110
    20   25-Apr-07         2.6071
    21   25-May-07         2.6755
    22   25-Jun-07         2.6068
    23   25-Jul-07         2.6995
    24   25-Aug-07         4.7243
    25   25-Sep-07         4.7308
    26   25-Oct-07         4.7763
    27   25-Nov-07         4.6514
    28   25-Dec-07         4.7397
    29   25-Jan-08         4.6547
    30   25-Feb-08         4.6539
    31   25-Mar-08         4.8366
    32   25-Apr-08         4.6443
    33   25-May-08         4.7349
    34   25-Jun-08         4.6334
    35   25-Jul-08         4.7310
    36   25-Aug-08         4.6663
    37   25-Sep-08         4.6906
    38   25-Oct-08         4.8475
    39   25-Nov-08         4.7855
    40   25-Dec-08         4.9153
    41   25-Jan-09         4.8229
    42   25-Feb-09         4.8370
    43   25-Mar-09         5.1744
    44   25-Apr-09         4.8561
    45   25-May-09         4.9761
    46   25-Jun-09         4.8746
    47   25-Jul-09         4.9962
    48   25-Aug-09         4.8931
    49   25-Sep-09         4.9029
    50   25-Oct-09         5.0282
    51   25-Nov-09         4.9218
    52   25-Dec-09         5.1860
    53   25-Jan-10         5.0495
    54   25-Feb-10         5.0497
    55   25-Mar-10         5.4588
    56   25-Apr-10         5.0504
    57   25-May-10         5.1884
    58   25-Jun-10         5.0530
    59   25-Jul-10         5.1906
    60   25-Aug-10         5.0661
    61   25-Sep-10         5.0676
    62   25-Oct-10         5.2040
    63   25-Nov-10         5.0699
    64   25-Dec-10         5.2063
    65   25-Jan-11         5.0737
    66   25-Feb-11         5.0761
    67   25-Mar-11         5.4815
    68   25-Apr-11         5.0797
    69   25-May-11         5.2159
    70   25-Jun-11         5.0838
    71   25-Jul-11         5.2201
    72   25-Aug-11         5.0887
    73   25-Sep-11         5.0913
    74   25-Oct-11         5.2274
    75   25-Nov-11         5.0971
    76   25-Dec-11         5.2331
    77   25-Jan-12         5.1036
    78   25-Feb-12         5.1071
    79   25-Mar-12         5.3751
    80   25-Apr-12         5.1147
    81   25-May-12         5.2505
    82   25-Jun-12         5.1232
    83   25-Jul-12         5.2589

AEGIS ASSET BACKED SECURITIES TRUST 2005-4 - CASHFLOWS#XSSPREAD

Period      Date     Excess Spread (%)
------   ---------   -----------------
Total
     0   30-Aug-05
     1   25-Sep-05         3.3145
     2   25-Oct-05         2.5309
     3   25-Nov-05         2.4613
     4   25-Dec-05         2.4757
     5   25-Jan-06         2.3880
     6   25-Feb-06         2.3798
     7   25-Mar-06         2.5197
     8   25-Apr-06         2.3539
     9   25-May-06         2.3771
    10   25-Jun-06         2.3218
    11   25-Jul-06         2.3497
    12   25-Aug-06         2.2869
    13   25-Sep-06         2.2734
    14   25-Oct-06         2.3233
    15   25-Nov-06         2.2316
    16   25-Dec-06         2.2851
    17   25-Jan-07         2.1929
    18   25-Feb-07         2.1753
    19   25-Mar-07         2.3982
    20   25-Apr-07         2.1439
    21   25-May-07         2.2066
    22   25-Jun-07         2.1152
    23   25-Jul-07         2.1823
    24   25-Aug-07         4.2807
    25   25-Sep-07         4.2773
    26   25-Oct-07         4.3421
    27   25-Nov-07         4.2037
    28   25-Dec-07         4.2985
    29   25-Jan-08         4.1818
    30   25-Feb-08         4.4648
    31   25-Mar-08         4.6837
    32   25-Apr-08         4.4454
    33   25-May-08         4.5476
    34   25-Jun-08         4.4138
    35   25-Jul-08         4.5159
    36   25-Aug-08         4.4279
    37   25-Sep-08         4.4343
    38   25-Oct-08         4.5914
    39   25-Nov-08         4.4856
    40   25-Dec-08         4.6201
    41   25-Jan-09         4.4858
    42   25-Feb-09         4.5252
    43   25-Mar-09         4.9286
    44   25-Apr-09         4.5183
    45   25-May-09         4.6501
    46   25-Jun-09         4.5077
    47   25-Jul-09         4.6428
    48   25-Aug-09         4.5211
    49   25-Sep-09         4.5180
    50   25-Oct-09         4.6580
    51   25-Nov-09         4.5086
    52   25-Dec-09         4.6090
    53   25-Jan-10         4.4328
    54   25-Feb-10         4.4461
    55   25-Mar-10         4.9586
    56   25-Apr-10         4.4386
    57   25-May-10         4.6084
    58   25-Jun-10         4.4327
    59   25-Jul-10         4.6021
    60   25-Aug-10         4.4561
    61   25-Sep-10         4.4536
    62   25-Oct-10         4.6219
    63   25-Nov-10         4.4464
    64   25-Dec-10         4.6146
    65   25-Jan-11         4.4401
    66   25-Feb-11         4.4613
    67   25-Mar-11         4.9735
    68   25-Apr-11         4.4545
    69   25-May-11         4.6223
    70   25-Jun-11         4.4467
    71   25-Jul-11         4.6151
    72   25-Aug-11         4.4661
    73   25-Sep-11         4.4628
    74   25-Oct-11         4.6307
    75   25-Nov-11         4.4558
    76   25-Dec-11         4.6246
    77   25-Jan-12         4.4509
    78   25-Feb-12         4.4718
    79   25-Mar-12         4.8138
    80   25-Apr-12         4.4708
    81   25-May-12         4.6418
    82   25-Jun-12         4.4715
    83   25-Jul-12         4.6434
    84   25-Aug-12         4.4895

AEGIS ASSET BACKED SECURITIES TRUST 2005-4 - CASHFLOWS#XSSPREAD

Period      Date     Excess Spread (%)
------   ---------   -----------------
Total
     0   30-Aug-05
     1   25-Sep-05         3.3145
     2   25-Oct-05         2.3226
     3   25-Nov-05         2.2561
     4   25-Dec-05         2.2694
     5   25-Jan-06         2.1862
     6   25-Feb-06         2.1714
     7   25-Mar-06         2.2941
     8   25-Apr-06         2.1253
     9   25-May-06         2.1321
    10   25-Jun-06         2.0587
    11   25-Jul-06         2.0625
    12   25-Aug-06         1.9798
    13   25-Sep-06         1.9485
    14   25-Oct-06         1.9853
    15   25-Nov-06         1.8879
    16   25-Dec-06         1.9312
    17   25-Jan-07         1.8325
    18   25-Feb-07         1.8092
    19   25-Mar-07         2.0232
    20   25-Apr-07         1.7675
    21   25-May-07         1.8237
    22   25-Jun-07         1.7204
    23   25-Jul-07         1.7588
    24   25-Aug-07         3.7549
    25   25-Sep-07         3.7371
    26   25-Oct-07         3.8151
    27   25-Nov-07         3.6585
    28   25-Dec-07         3.7528
    29   25-Jan-08         3.5983
    30   25-Feb-08         4.2855
    31   25-Mar-08         4.5353
    32   25-Apr-08         4.2455
    33   25-May-08         4.3562
    34   25-Jun-08         4.1878
    35   25-Jul-08         4.2953
    36   25-Aug-08         4.4595
    37   25-Sep-08         4.4558
    38   25-Oct-08         4.6191
    39   25-Nov-08         4.4756
    40   25-Dec-08         4.6204
    41   25-Jan-09         4.4508
    42   25-Feb-09         4.4846
    43   25-Mar-09         4.9580
    44   25-Apr-09         4.4638
    45   25-May-09         4.6113
    46   25-Jun-09         4.4342
    47   25-Jul-09         4.5857
    48   25-Aug-09         4.4375
    49   25-Sep-09         4.4291
    50   25-Oct-09         4.5852
    51   25-Nov-09         4.3986
    52   25-Dec-09         4.3510
    53   25-Jan-10         4.1414
    54   25-Feb-10         4.1540
    55   25-Mar-10         4.7636
    56   25-Apr-10         4.1452
    57   25-May-10         4.3473
    58   25-Jun-10         4.1383
    59   25-Jul-10         4.3396
    60   25-Aug-10         4.1605
    61   25-Sep-10         4.1575
    62   25-Oct-10         4.3576
    63   25-Nov-10         4.1491
    64   25-Dec-10         4.3491
    65   25-Jan-11         4.1417
    66   25-Feb-11         4.1639
    67   25-Mar-11         4.7726
    68   25-Apr-11         4.1562
    69   25-May-11         4.3558
    70   25-Jun-11         4.1475
    71   25-Jul-11         4.3480
    72   25-Aug-11         4.1690
    73   25-Sep-11         4.1654
    74   25-Oct-11         4.3651
    75   25-Nov-11         4.1579
    76   25-Dec-11         4.3583
    77   25-Jan-12         4.1529
    78   25-Feb-12         4.1737
    79   25-Mar-12         4.5792
    80   25-Apr-12         4.1723
    81   25-May-12         4.3750
    82   25-Jun-12         4.1729
    83   25-Jul-12         4.3765
    84   25-Aug-12         4.1909

AEGIS ASSET BACKED SECURITIES TRUST 2005-4 - CASHFLOWS#XSSPREAD

Period      Date     Excess Spread (%)
------   ---------   -----------------
Total
     0   30-Aug-05
     1   25-Sep-05         3.3145
     2   25-Oct-05         2.1538
     3   25-Nov-05         2.0916
     4   25-Dec-05         2.1025
     5   25-Jan-06         2.0234
     6   25-Feb-06         2.0024
     7   25-Mar-06         2.1082
     8   25-Apr-06         1.9383
     9   25-May-06         1.9282
    10   25-Jun-06         1.8417
    11   25-Jul-06         1.8174
    12   25-Aug-06         1.7230
    13   25-Sep-06         1.6761
    14   25-Oct-06         1.6928
    15   25-Nov-06         1.6093
    16   25-Dec-06         1.6258
    17   25-Jan-07         1.5511
    18   25-Feb-07         1.5284
    19   25-Mar-07         1.6997
    20   25-Apr-07         1.4879
    21   25-May-07         1.4998
    22   25-Jun-07         1.4308
    23   25-Jul-07         1.3974
    24   25-Aug-07         3.2290
    25   25-Sep-07         3.1969
    26   25-Oct-07         3.2881
    27   25-Nov-07         3.1133
    28   25-Dec-07         3.2072
    29   25-Jan-08         3.0147
    30   25-Feb-08         3.6849
    31   25-Mar-08         3.9607
    32   25-Apr-08         3.6201
    33   25-May-08         3.7400
    34   25-Jun-08         3.5377
    35   25-Jul-08         3.6512
    36   25-Aug-08         4.1837
    37   25-Sep-08         4.1704
    38   25-Oct-08         4.3404
    39   25-Nov-08         4.1598
    40   25-Dec-08         4.3156
    41   25-Jan-09         4.1110
    42   25-Feb-09         4.4329
    43   25-Mar-09         4.9759
    44   25-Apr-09         4.3980
    45   25-May-09         4.5611
    46   25-Jun-09         4.3494
    47   25-Jul-09         4.5174
    48   25-Aug-09         4.3389
    49   25-Sep-09         4.3262
    50   25-Oct-09         4.4985
    51   25-Nov-09         4.2748
    52   25-Dec-09         4.0793
    53   25-Jan-10         3.8365
    54   25-Feb-10         3.8570
    55   25-Mar-10         4.5685
    56   25-Apr-10         3.8517
    57   25-May-10         4.0860
    58   25-Jun-10         3.8439
    59   25-Jul-10         4.0770
    60   25-Aug-10         3.8649
    61   25-Sep-10         3.8613
    62   25-Oct-10         4.0933
    63   25-Nov-10         3.8518
    64   25-Dec-10         4.0837
    65   25-Jan-11         3.8434
    66   25-Feb-11         3.8651
    67   25-Mar-11         4.5702
    68   25-Apr-11         3.8565
    69   25-May-11         4.0880
    70   25-Jun-11         3.8471
    71   25-Jul-11         4.0793
    72   25-Aug-11         3.8692
    73   25-Sep-11         3.8654
    74   25-Oct-11         4.0968
    75   25-Nov-11         3.8573
    76   25-Dec-11         4.0895
    77   25-Jan-12         3.8523
    78   25-Feb-12         3.8756
    79   25-Mar-12         4.3448
    80   25-Apr-12         3.8741
    81   25-May-12         4.1085
    82   25-Jun-12         3.8746
    83   25-Jul-12         4.1102
    84   25-Aug-12         3.8929

--------------------------------------------------------------------------------
DISCLAIMER:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).
This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.
--------------------------------------------------------------------------------

AEGIS ASSET BACKED SECURITIES TRUST 2005-4



                                                    Effective    Effective     Effective
         Pool 1 Net   Pool 2 Net     Aggregate     Pool 1 Net   Pool 2 Net   Aggregate Net
Period    Funds Cap    Funds Cap   Net Funds Cap    Funds Cap    Funds Cap     Funds Cap
------   ----------   ----------   -------------   ----------   ----------   -------------

Total

     1          N/A          N/A             N/A          N/A          N/A             N/A
     2         7.22         7.24            7.23        19.38        19.40           19.39
     3         6.99         7.00            6.99        19.15        19.17           19.16
     4         7.22         7.24            7.23        19.16        19.18           19.17
     5         6.99         7.00            6.99        18.86        18.88           18.87
     6         6.99         7.00            6.99        18.66        18.68           18.67
     7         7.73         7.75            7.74        18.83        18.85           18.84
     8         6.99         7.00            6.99        18.10        18.11           18.11
     9         7.22         7.24            7.23        17.86        17.88           17.87
    10         6.99         7.00            6.99        17.29        17.31           17.30
    11         7.22         7.24            7.23        16.94        16.96           16.95
    12         6.99         7.00            6.99        16.34        16.36           16.35
    13         6.99         7.00            6.99        15.95        15.96           15.96
    14         7.22         7.24            7.23        15.79        15.81           15.80
    15         6.99         7.00            6.99        15.38        15.39           15.38
    16         7.22         7.24            7.23        15.27        15.29           15.28
    17         6.99         7.00            6.99        14.87        14.88           14.88
    18         6.99         7.00            6.99        14.65        14.67           14.66
    19         7.73         7.75            7.74        14.99        15.01           15.00
    20         6.99         7.00            6.99        14.26        14.28           14.27
    21         7.22         7.24            7.23        14.21        14.23           14.22
    22         6.99         7.00            6.99        13.79        13.80           13.80
    23         7.22         7.24            7.23        13.48        13.50           13.49
    24         9.14         9.21            9.17        14.89        14.95           14.92
    25         9.20         9.20            9.20        14.56        14.56           14.56
    26         9.50         9.50            9.50        14.56        14.56           14.56
    27         9.19         9.18            9.19        14.09        14.08           14.09
    28         9.50         9.49            9.49        14.09        14.08           14.08
    29         9.19         9.18            9.19        13.55        13.54           13.55
    30         9.91         9.91            9.91        14.04        14.04           14.04
    31        10.61        10.59           10.60        14.47        14.45           14.46
    32         9.93         9.91            9.92        13.69        13.67           13.68
    33        10.26        10.24           10.25        13.82        13.80           13.81
    34         9.93         9.90            9.92        13.34        13.32           13.33
    35        10.26        10.24           10.25        13.45        13.43           13.44
    36        10.66        10.70           10.68        13.70        13.73           13.72
    37        10.73        10.71           10.72        13.59        13.57           13.58
    38        11.08        11.07           11.08        13.75        13.74           13.75
    39        10.72        10.71           10.72        13.26        13.24           13.25
    40        11.08        11.06           11.07        13.45        13.43           13.44
    41        10.72        10.71           10.71        12.99        12.97           12.98
    42        11.44        11.45           11.45        13.59        13.60           13.60
    43        12.71        12.68           12.70        14.69        14.67           14.68
    44        11.48        11.45           11.46        13.42        13.40           13.41
    45        11.86        11.83           11.84        13.68        13.66           13.67
    46        11.47        11.45           11.46        13.22        13.20           13.21
    47        11.85        11.83           11.84        13.49        13.47           13.48
    48        11.53        11.53           11.53        13.10        13.10           13.10
    49        11.54        11.53           11.54        13.02        13.01           13.01
    50        11.92        11.91           11.92        13.30        13.29           13.29
    51        11.54        11.53           11.53        12.83        12.82           12.83
    52        11.92        11.91           11.91        11.92        11.91           11.91
    53        11.53        11.52           11.53        11.53        11.52           11.53
    54        11.54        11.54           11.54        11.54        11.54           11.54
    55        12.79        12.78           12.79        12.79        12.78           12.79
    56        11.55        11.54           11.55        11.55        11.54           11.55
    57        11.94        11.93           11.93        11.94        11.93           11.93
    58        11.55        11.54           11.55        11.55        11.54           11.55
    59        11.94        11.92           11.93        11.94        11.92           11.93
    60        11.56        11.55           11.56        11.56        11.55           11.56
    61        11.56        11.55           11.55        11.56        11.55           11.55
    62        11.94        11.93           11.94        11.94        11.93           11.94
    63        11.56        11.54           11.55        11.56        11.54           11.55
    64        11.94        11.93           11.93        11.94        11.93           11.93
    65        11.56        11.54           11.55        11.56        11.54           11.55
    66        11.56        11.54           11.55        11.56        11.54           11.55
    67        12.79        12.78           12.79        12.79        12.78           12.79
    68        11.55        11.54           11.55        11.55        11.54           11.55
    69        11.94        11.92           11.93        11.94        11.92           11.93
    70        11.55        11.53           11.54        11.55        11.53           11.54
    71        11.94        11.92           11.93        11.94        11.92           11.93
    72        11.55        11.53           11.54        11.55        11.53           11.54
    73        11.55        11.53           11.54        11.55        11.53           11.54
    74        11.93        11.91           11.92        11.93        11.91           11.92
    75        11.55        11.53           11.54        11.55        11.53           11.54
    76        11.93        11.91           11.92        11.93        11.91           11.92
    77        11.55        11.52           11.53        11.55        11.52           11.53
    78        11.55        11.53           11.54        11.55        11.53           11.54
    79        12.34        12.32           12.33        12.34        12.32           12.33
    80        11.54        11.52           11.53        11.54        11.52           11.53
    81        11.93        11.90           11.92        11.93        11.90           11.92
    82        11.54        11.52           11.53        11.54        11.52           11.53
    83        11.93        11.90           11.91        11.93        11.90           11.91
    84        11.54        11.51           11.53        11.54        11.51           11.53
    85        11.54        11.51           11.53        11.54        11.51           11.53
    86        11.92        11.89           11.91        11.92        11.89           11.91
    87        11.53        11.51           11.52        11.53        11.51           11.52
    88        11.92        11.89           11.90        11.92        11.89           11.90
    89        11.53        11.50           11.52        11.53        11.50           11.52
    90        11.53        11.50           11.52        11.53        11.50           11.52
    91        12.76        12.73           12.75        12.76        12.73           12.75
    92        11.53        11.50           11.51        11.53        11.50           11.51
    93        11.91        11.88           11.89        11.91        11.88           11.89
    94        11.52        11.49           11.51        11.52        11.49           11.51
    95        11.90        11.87           11.89        11.90        11.87           11.89
    96        11.52        11.49           11.50        11.52        11.49           11.50
    97        11.52        11.49           11.50        11.52        11.49           11.50
    98        11.90        11.87           11.88        11.90        11.87           11.88
    99        11.51        11.48           11.50        11.51        11.48           11.50
   100        11.89        11.86           11.88        11.89        11.86           11.88
   101        11.51        11.48           11.49        11.51        11.48           11.49
   102        11.51        11.48           11.49        11.51        11.48           11.49
   103        12.74        12.71           12.72        12.74        12.71           12.72
   104        11.50        11.47           11.49        11.50        11.47           11.49
   105        11.88        11.86           11.87        11.88        11.86           11.87
   106        11.50        11.47           11.49        11.50        11.47           11.49
   107        11.88        11.85           11.87        11.88        11.85           11.87
   108        11.50        11.47           11.48        11.50        11.47           11.48
   109        11.49        11.47           11.48        11.49        11.47           11.48
   110        11.88        11.85           11.86        11.88        11.85           11.86
   111        11.49        11.46           11.48        11.49        11.46           11.48
   112        11.87        11.84           11.86        11.87        11.84           11.86
   113        11.49        11.46           11.47        11.49        11.46           11.47
   114        11.48        11.46           11.47        11.48        11.46           11.47
   115        12.71        12.68           12.70        12.71        12.68           12.70
   116        11.48        11.45           11.47        11.48        11.45           11.47
   117        11.86        11.83           11.85        11.86        11.83           11.85
   118        11.48        11.45           11.46        11.48        11.45           11.46
   119        11.86        11.83           11.84        11.86        11.83           11.84
   120        11.47        11.45           11.46        11.47        11.45           11.46
   121        11.47        11.44           11.46        11.47        11.44           11.46
   122        11.85        11.82           11.84        11.85        11.82           11.84
   123        11.47        11.44           11.46        11.47        11.44           11.46
   124        11.85        11.82           11.84        11.85        11.82           11.84
   125        11.47        11.44           11.45        11.47        11.44           11.45
   126        11.46        11.44           11.45        11.46        11.44           11.45
   127        12.25        12.22           12.24        12.25        12.22           12.24
   128        11.46        11.43           11.45        11.46        11.43           11.45
   129        11.84        11.81           11.83        11.84        11.81           11.83
   130        11.46        11.43           11.44        11.46        11.43           11.44
   131        11.84        11.81           11.82        11.84        11.81           11.82
   132        11.45        11.43           11.44        11.45        11.43           11.44
   133        11.45        11.42           11.44        11.45        11.42           11.44
   134        11.83        11.80           11.82        11.83        11.80           11.82
   135        11.45        11.42           11.43        11.45        11.42           11.43
   136        11.83        11.80           11.81        11.83        11.80           11.81
   137        11.45        11.42           11.43        11.45        11.42           11.43
   138        11.44        11.42           11.43        11.44        11.42           11.43
   139        12.67        12.64           12.65        12.67        12.64           12.65
   140        11.44        11.41           11.43        11.44        11.41           11.43
   141        11.82        11.79           11.81        11.82        11.79           11.81
   142        11.44        11.41           11.42        11.44        11.41           11.42
   143        11.82        11.79           11.80        11.82        11.79           11.80
   144        11.43        11.41           11.42        11.43        11.41           11.42
   145        11.43        11.41           11.42        11.43        11.41           11.42
   146        11.81        11.78           11.80        11.81        11.78           11.80
   147        11.43        11.40           11.42        11.43        11.40           11.42
   148        11.81        11.78           11.80        11.81        11.78           11.80
   149        11.43        11.40           11.41        11.43        11.40           11.41
   150        11.43        11.40           11.41        11.43        11.40           11.41
   151        12.65        12.62           12.63        12.65        12.62           12.63
   152        11.42        11.40           11.41        11.42        11.40           11.41
   153        11.80        11.78           11.79        11.80        11.78           11.79
   154        11.42        11.39           11.41        11.42        11.39           11.41
   155        11.80        11.77           11.79        11.80        11.77           11.79
   156        11.42        11.39           11.40        11.42        11.39           11.40
   157        11.42        11.39           11.40        11.42        11.39           11.40
   158        11.79        11.77           11.78        11.79        11.77           11.78
   159        11.41        11.39           11.40        11.41        11.39           11.40
   160        11.79        11.77           11.78        11.79        11.77           11.78
   161        11.41        11.39           11.40        11.41        11.39           11.40
   162        11.41        11.38           11.40        11.41        11.38           11.40
   163        12.63        12.60           12.62        12.63        12.60           12.62
   164        11.41        11.38           11.39        11.41        11.38           11.39
   165        11.79        11.76           11.77        11.79        11.76           11.77
   166        11.40        11.38           11.39        11.40        11.38           11.39
   167        11.78        11.76           11.77        11.78        11.76           11.77
   168        11.40        11.38           11.39        11.40        11.38           11.39
   169        11.40        11.38           11.39        11.40        11.38           11.39
   170        11.78        11.76           11.77        11.78        11.76           11.77
   171        11.40        11.38           11.39        11.40        11.38           11.39


AEGIS ASSET BACKED SECURITIES TRUST 2005-4



                                                    Effective    Effective     Effective
         Pool 1 Net   Pool 2 Net     Aggregate     Pool 1 Net   Pool 2 Net   Aggregate Net
Period    Funds Cap    Funds Cap   Net Funds Cap    Funds Cap    Funds Cap     Funds Cap
------   ----------   ----------   -------------   ----------   ----------   -------------

Total

     1          N/A          N/A             N/A          N/A          N/A             N/A
     2         7.22         7.24            7.23        19.45        19.47           19.46
     3         6.99         7.00            6.99        19.33        19.34           19.34
     4         7.22         7.24            7.23        19.45        19.47           19.46
     5         6.99         7.00            6.99        19.30        19.32           19.31
     6         6.99         7.00            6.99        19.26        19.28           19.27
     7         7.73         7.75            7.74        19.59        19.61           19.60
     8         6.99         7.00            6.99        19.09        19.11           19.10
     9         7.22         7.24            7.23        19.07        19.08           19.08
    10         6.99         7.00            7.00        18.74        18.76           18.75
    11         7.22         7.24            7.23        18.61        18.62           18.62
    12         6.99         7.00            7.00        18.28        18.29           18.29
    13         6.99         7.00            7.00        18.13        18.14           18.14
    14         7.22         7.24            7.23        18.21        18.22           18.22
    15         6.99         7.00            7.00        18.07        18.08           18.07
    16         7.23         7.24            7.23        18.17        18.19           18.18
    17         6.99         7.00            7.00        18.04        18.05           18.04
    18         6.99         7.00            7.00        18.07        18.08           18.07
    19         7.74         7.75            7.75        18.54        18.55           18.54
    20         7.00         7.00            7.00        18.15        18.15           18.15
    21         7.23         7.24            7.23        18.27        18.28           18.28
    22         7.00         7.00            7.00        18.07        18.07           18.07
    23         7.23         7.24            7.24        17.73        17.74           17.74
    24         9.05         9.09            9.07        19.99        20.04           20.01
    25         9.06         9.02            9.04        20.65        20.60           20.62
    26         9.30         9.23            9.27        21.65        21.58           21.61
    27         8.93         8.85            8.89        22.37        22.29           22.33
    28         9.23         9.14            9.18        22.26        22.17           22.22
    29         8.93         8.83            8.88        21.72        21.63           21.67
    30         9.52         9.43            9.47        22.01        21.93           21.97
    31        10.18        10.07           10.13        22.24        22.13           22.18
    32         9.52         9.41            9.46        21.66        21.55           21.61
    33         9.82         9.71            9.77        21.70        21.59           21.64
    34         9.50         9.39            9.44        21.25        21.14           21.19
    35         9.80         9.69            9.75        21.14        21.02           21.08
    36        10.08        10.00           10.04        21.21        21.14           21.18
    37        10.12        10.00           10.06        20.95        20.84           20.90
    38        10.44        10.32           10.38        20.88        20.76           20.82
    39        10.09         9.98           10.04        20.32        20.20           20.26
    40        10.42        10.29           10.36        20.28        20.16           20.22
    41        10.07         9.95           10.01        19.80        19.68           19.74
    42        10.62        10.52           10.57        20.16        20.06           20.11
    43        11.78        11.63           11.71        20.86        20.71           20.79
    44        10.62        10.49           10.56        19.80        19.66           19.73
    45        10.96        10.82           10.89        19.87        19.73           19.80
    46        10.59        10.45           10.52        19.40        19.26           19.33
    47        10.93        10.78           10.86        19.46        19.31           19.39
    48        10.61        10.48           10.54        19.01        18.88           18.94
    49        10.60        10.47           10.53        18.77        18.63           18.70
    50        10.94        10.80           10.87        18.77        18.62           18.70
    51        10.57        10.43           10.50        18.18        18.04           18.11


                               DEAL SUMMARY REPORT

                                      AEGIS ASSET BACKED SECURITIES TRUST 2005-4



                                          Assumptions                                      Collateral
                           ----------------------------------------   ---------------------------------------------------

Settlement     30-Aug-05   Prepay     100 *Aegis ARM PP|100 PPC|100             Balance     WAC   WAM   Age    WAL    Dur
1st Pay Date   25-Sep-05                      *Aegis ARM PP|100 PPC   $1,000,000,000.00   7.728   353     1   2.88   2.37
                           Default                            0 CDR
                           Recovery                        0 months
                           Severity                              0%




Tranche       Rating                                Principal    Avg          Spread    Disc                 Price
  Name       FT/MD/SP         Balance      Coupon     Window    Life    Dur     bp     Margin     Bench        %
-------   -------------   --------------   ------   ---------   ----   ----   ------   ------   --------   --------

  IA1      AAA/Aaa/AAA    176,603,000.00    3.719     1 - 22    1.00   0.98      11       11    1M LIBOR        100
  IA2      AAA/Aaa/AAA    100,000,000.00    3.789    22 - 30    2.07   1.98      18       18    1M LIBOR        100
  IA3      AAA/Aaa/AAA     63,838,000.00    3.879    30 - 66    3.50   3.24      27       27    1M LIBOR        100
  IA4      AAA/Aaa/AAA     42,992,000.00    3.979    66 - 83    6.60   5.77      37       37    1M LIBOR        100
   A2      AAA/Aaa/AAA    384,067,000.00    3.859     1 - 83    2.32   2.15      25       25    1M LIBOR        100
   M1      AA+/Aa1/AAA     40,000,000.00    4.059    46 - 83    4.95   4.44      45       45    1M LIBOR        100
   M2      AA+/Aa2/AA+     37,000,000.00    4.079    43 - 83    4.83   4.33      47       47    1M LIBOR        100
   M3       AA/Aa3/AA+     21,500,000.00    4.109    42 - 83    4.76   4.27      50       50    1M LIBOR        100
   M4       AA-/A1/AA      19,500,000.00    4.209    41 - 83    4.73   4.23      60       60    1M LIBOR        100
   M5        A+/A2/AA      17,500,000.00    4.249    40 - 83    4.70   4.20      64       64    1M LIBOR        100
   M6        A-/A3/A+      16,500,000.00    4.309    39 - 83    4.68   4.17      70       70    1M LIBOR        100
   B1      BBB+/Baa1/A+    15,000,000.00    4.739    38 - 83    4.67   4.11     113      113    1M LIBOR        100
   B2       BBB/Baa2/A     13,000,000.00    4.939    38 - 83    4.64   4.07     133      133    1M LIBOR        100
   B3     BBB/Baa3/BBB+    11,000,000.00    5.339    38 - 83    4.64   4.02     173      173    1M LIBOR        100
   B4      BBB-/Ba1/BBB     7,500,000.00    6.109    37 - 83    4.64   3.76     250      600    1M LIBOR   87.02912
   B5      BB+/Ba2/BBB-    10,000,000.00    6.109    37 - 83    4.62   3.64     250      800    1M LIBOR   80.61580
   B6       BB/NR/BB+       8,000,000.00    6.109    37 - 81    4.45   3.40     250     1200    1M LIBOR   69.94495
   B7        NR/NR/BB      10,500,000.00    6.109    37 - 67    3.74   2.97     250     1350    1M LIBOR   69.74561


ONE-MONTH LIBOR   3.069
SIX-MONTH LIBOR   4.040

COLLATERAL INFORMATION                ORIGINATORS       % NAME
-----------------------------------   ------------------------
DEAL NAME:               Aegis 05-4          1
BLOOMBERG TICKER: _________________          2
ASSET CLASS:      _________________          3
ISSUER:           _________________
TRUSTEE:          _________________   MASTER SERVICER
LEAD MANAGER(S)   _________________          1
                                             2
ISSUE DATE:       _________________



                       PRINCIPAL              WA LOAN
   FICO:     # LOANS   BALANCE $      %      BALANCE $
---------------------------------------------------------

520 TO 539
540 TO 559
560 TO 579
580 TO 599
600 TO 619
620 TO 639
640 TO 659
660 TO 679
680 TO 699
700 TO 749
  750 PLUS
---------------------------------------------------------
    TOTAL:
=========================================================
---------------------------------------------------------
FICO MEAN:                         MEDIAN:
---------------------------------------------------------

                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             -----------------------------------------------------------------------------------------------------------------
   FICO:        WAC     WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
------------------------------------------------------------------------------------------------------------------------------

520 TO 539
540 TO 559
560 TO 579
580 TO 599
600 TO 619
620 TO 639
640 TO 659
660 TO 679
680 TO 699
700 TO 749
  750 PLUS
------------------------------------------------------------------------------------------------------------------------------
    TOTAL:
==============================================================================================================================
---------------------
FICO MEAN:   STD DEV:
---------------------




                                                 WA LOAN
     LTV:        # LOANS   BALANCE $      %     BALANCE $
------------------------------------------------------------

   BELOW 50.00
50.00 TO 54.99
55.00 TO 59.99
60.00 TO 64.99
65.00 TO 69.99
70.00 TO 74.99
75.00 TO 79.99
80.00 TO 84.99
85.00 TO 89.99
90.00 TO 94.99
95.00 TO 99.99
   100.00 PLUS
------------------------------------------------------------
        TOTAL:
============================================================
------------------------------------------------------------
     LTV MEAN:                         MEDIAN
------------------------------------------------------------

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 ----------------------------------------------------------------------------------------------------------------
     LTV:          WAC     WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
---------------------------------------------------------------------------------------------------------------------------------

   BELOW 50.00
50.00 TO 54.99
55.00 TO 59.99
60.00 TO 64.99
65.00 TO 69.99
70.00 TO 74.99
75.00 TO 79.99
80.00 TO 84.99
85.00 TO 89.99
90.00 TO 94.99
95.00 TO 99.99
   100.00 PLUS
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL:
=================================================================================================================================
------------------------
     LTV MEAN:   STD DEV
------------------------




                                                 WA LOAN
     DTI:        # LOANS   BALANCE $      %     BALANCE $
------------------------------------------------------------

      BELOW 20
20.00 TO 24.99
25.00 TO 29.99
30.00 TO 34.99
35.00 TO 39.99
40.00 TO 44.99
45.00 TO 49.99
50.00 TO 54.99
55.00 TO 59.99
    60.00 PLUS
------------------------------------------------------------
        TOTAL:
============================================================
------------------------------------------------------------
     DTI MEAN:                         MEDIAN
------------------------------------------------------------

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 ----------------------------------------------------------------------------------------------------------------
     DTI:          WAC     WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
---------------------------------------------------------------------------------------------------------------------------------

      BELOW 20
20.00 TO 24.99
25.00 TO 29.99
30.00 TO 34.99
35.00 TO 39.99
40.00 TO 44.99
45.00 TO 49.99
50.00 TO 54.99
55.00 TO 59.99
    60.00 PLUS
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL:
=================================================================================================================================

------------------------
     DTI MEAN:   STD DEV
------------------------




                                                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                                     WA LOAN    ------------------------------------------------
                PURPOSE:                  # LOANS   BALANCE $   %   BALANCE $   WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM
--------------------------------------------------------------------------------------------------------------------------------

                               PURCHASE
                  REFINANCE (RATE TERM)
       CASH OUT REFINANCE BELOW 70% LTV
CASH OUT REFINANCE WITH LTV 70.1% - 75%
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%
--------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL:
================================================================================================================================

                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                          ---------------------------------------------------------
                PURPOSE:                  NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
---------------------------------------------------------------------------------------------------

                               PURCHASE
                  REFINANCE (RATE TERM)
       CASH OUT REFINANCE BELOW 70% LTV
CASH OUT REFINANCE WITH LTV 70.1% - 75%
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%
---------------------------------------------------------------------------------------------------
                                 TOTAL:
===================================================================================================




                                                  WA LOAN
   OCCUPANCY STATUS:    # LOANS  BALANCE $   %   BALANCE $
------------------------------------------------------------

        OWNER OCCUPIED
            INVESTMENT
2ND / VACATION / OTHER
------------------------------------------------------------
                TOTAL:
============================================================

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        ---------------------------------------------------------------------------------------------------
   OCCUPANCY STATUS:    WAC  WA AVE FICO  WA %LTV  % DTI  NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  IO
---------------------------------------------------------------------------------------------------------------------------

        OWNER OCCUPIED
            INVESTMENT
2ND / VACATION / OTHER
---------------------------------------------------------------------------------------------------------------------------
                TOTAL:
===========================================================================================================================




                                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                                     WA LOAN   --------------------------------------------
           DOCUMENTATION TYPE:             # LOANS  BALANCE $  %    BALANCE $  WAC  WA AVE FICO  WA %LTV  % DTI  NON - PRIM
---------------------------------------------------------------------------------------------------------------------------

                       FULL DOCUMENTATION
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%
                                 NO RATIO
                                     NINA
                                    OTHER
---------------------------------------------------------------------------------------------------------------------------
                                   TOTAL:
===========================================================================================================================

                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                           -----------------------------------------------------
           DOCUMENTATION TYPE:             NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  IO
------------------------------------------------------------------------------------------------

                       FULL DOCUMENTATION
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%
                                 NO RATIO
                                     NINA
                                    OTHER
------------------------------------------------------------------------------------------------
                                   TOTAL:
================================================================================================




                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                            WA LOAN    ------------------------------------------------
        PROPERTY TYPE:           # LOANS   BALANCE $   %   BALANCE $   WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM
-----------------------------------------------------------------------------------------------------------------------

                 SINGLE FAMILY
PLANNED UNIT DEVELOPMENT (PUD)
                      2-4 UNIT
                         CONDO
-----------------------------------------------------------------------------------------------------------------------
                        TOTAL:
=======================================================================================================================

                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                 ---------------------------------------------------------
        PROPERTY TYPE:           NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
------------------------------------------------------------------------------------------

                 SINGLE FAMILY
PLANNED UNIT DEVELOPMENT (PUD)
                      2-4 UNIT
                         CONDO
------------------------------------------------------------------------------------------
                        TOTAL:
==========================================================================================




                                                   WA LOAN
          UPB:         # LOANS   BALANCE $    %    BALANCE $
------------------------------------------------------------

       BELOW $50,000
  $50,001 TO $75,000
 $75,001 TO $100,000
$100,001 TO $125,000
$125,001 TO $150,000
$150,001 TO $200,000
$200,001 TO $250,000
$250,001 TO $300,000
$300,001 TO $350,000
$350,001 TO $400,000
$400,001 TO $450,000
$450,000 TO $500,000
$500,001 TO $600,000
$600,001 TO $700,000
       $700 001 PLUS
------------------------------------------------------------
              TOTAL:
============================================================
------------------------------------------------------------
                       MIN                   MAX
------------------------------------------------------------

                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       --------------------------------------------------------------------------------------------------
             UPB:      WAC   FICO   %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
-------------------------------------------------------------------------------------------------------------------------

       BELOW $50,000
  $50,001 TO $75,000
 $75,001 TO $100,000
$100,001 TO $125,000
$125,001 TO $150,000
$150,001 TO $200,000
$200,001 TO $250,000
$250,001 TO $300,000
$300,001 TO $350,000
$350,001 TO $400,000
$400,001 TO $450,000
$450,000 TO $500,000
$500,001 TO $600,000
$600,001 TO $700,000
       $700 001 PLUS
-------------------------------------------------------------------------------------------------------------------------
              TOTAL:
=========================================================================================================================




                                            WA LOAN
    STATE:       # LOANS   BALANCE $   %   BALANCE $
----------------------------------------------------

    CALIFORNIA
    WASHINGTON
      COLORADO
        OREGON
          OHIO
       ARIZONA
       GEORGIA
          UTAH
         IDAHO
     TENNESSEE
      MICHIGAN
      KENTUCKY
       FLORIDA
        NEVADA
NORTH CAROLINA
         OTHER
----------------------------------------------------
        TOTAL:
====================================================

                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 --------------------------------------------------------------------------------------------------
    STATE:       WAC   FICO   %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
-------------------------------------------------------------------------------------------------------------------

    CALIFORNIA
    WASHINGTON
      COLORADO
        OREGON
          OHIO
       ARIZONA
       GEORGIA
          UTAH
         IDAHO
     TENNESSEE
      MICHIGAN
      KENTUCKY
       FLORIDA
        NEVADA
NORTH CAROLINA
         OTHER
-------------------------------------------------------------------------------------------------------------------
        TOTAL:
===================================================================================================================




                                                   WA LOAN
CALIFORNIA BREAKDOWN:   # LOANS   BALANCE $   %   BALANCE $
--------------------------------------------------------------

             CA NORTH
             CA SOUTH
--------------------------------------------------------------
               TOTAL:
==============================================================

                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------
CALIFORNIA BREAKDOWN:   WAC   FICO   %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
--------------------------------------------------------------------------------------------------------------------------

             CA NORTH
             CA SOUTH
--------------------------------------------------------------------------------------------------------------------------
               TOTAL:
==========================================================================================================================




                                             WA LOAN
FIXED/FLOATING:   # LOANS   BALANCE $   %   BALANCE $
-----------------------------------------------------

     2 YEAR ARM
  2 YEAR ARM IO
          FIXED
     3 YEAR ARM
  3 YEAR ARM IO
     5 YEAR ARM
          OTHER
-----------------------------------------------------
         TOTAL:
=====================================================

                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ------------------------------------------------------------------------------------------------------------
FIXED/FLOATING:   WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
------------------------------------------------------------------------------------------------------------------------------

     2 YEAR ARM
  2 YEAR ARM IO
          FIXED
     3 YEAR ARM
  3 YEAR ARM IO
     5 YEAR ARM
          OTHER
------------------------------------------------------------------------------------------------------------------------------
         TOTAL:
==============================================================================================================================




                                                 WA LOAN
MONTHS TO RATE RESET:  # LOANS  BALANCE $  %    BALANCE $
---------------------------------------------------------

              13 - 24
              25 - 36
                49 >=
                  N/A
---------------------------------------------------------
               TOTAL:
=========================================================

                                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       ---------------------------------------------------------------------------------------------------
MONTHS TO RATE RESET:  WAC  WA AVE FICO  WA %LTV  % DTI  NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  IO
--------------------------------------------------------------------------------------------------------------------------

              13 - 24
              25 - 36
                49 >=
                  N/A
--------------------------------------------------------------------------------------------------------------------------
               TOTAL:
==========================================================================================================================




                                      WA LOAN
  LIEN:    # LOANS   BALANCE $   %   BALANCE $
----------------------------------------------

1ST LIEN
----------------------------------------------
  TOTAL:
==============================================

                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           ------------------------------------------------------------------------------------------------------------
  LIEN:    WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
-----------------------------------------------------------------------------------------------------------------------

1ST LIEN
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:
=======================================================================================================================




                                         WA LOAN
PREPAYMENT:   # LOANS   BALANCE $   %   BALANCE $
-------------------------------------------------

       NONE
   6 MONTHS
     1 YEAR
     2 YEAR
     3 YEAR
     5 YEAR
-------------------------------------------------
     TOTAL:
=================================================

                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ------------------------------------------------------------------------------------------------------------
PREPAYMENT:   WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
--------------------------------------------------------------------------------------------------------------------------

       NONE
   6 MONTHS
     1 YEAR
     2 YEAR
     3 YEAR
     5 YEAR
--------------------------------------------------------------------------------------------------------------------------
     TOTAL:
==========================================================================================================================




                                               WA LOAN
     INDEX:       # LOANS   BALANCE $   %     BALANCE $
-------------------------------------------------------

LIBOR - 6 MONTH
     FIXED RATE
-------------------------------------------------------
         TOTAL:
=======================================================

                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ------------------------------------------------------------------------------------------------------------
     INDEX:       WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC   IO
------------------------------------------------------------------------------------------------------------------------------

LIBOR - 6 MONTH
     FIXED RATE
------------------------------------------------------------------------------------------------------------------------------
         TOTAL:
==============================================================================================================================




                                                  WA LOAN
  MORTGAGE INSURANCE:   # LOANS  BALANCE $  %    BALANCE $
----------------------------------------------------------

   80 PLUS LTV WITH MI
80 PLUS LTV WITHOUT MI
     NOT COVERED BY MI
----------------------------------------------------------
                TOTAL:
==========================================================

                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        ---------------------------------------------------------------------------------------------------
  MORTGAGE INSURANCE:   WAC  WA AVE FICO  WA %LTV  % DTI  NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  IO
---------------------------------------------------------------------------------------------------------------------------

   80 PLUS LTV WITH MI
80 PLUS LTV WITHOUT MI
     NOT COVERED BY MI
---------------------------------------------------------------------------------------------------------------------------
                TOTAL:
===========================================================================================================================


COLLATERAL INFORMATION                ORIGINATORS       % NAME
-----------------------------------   ------------------------------------------
DEAL NAME:               Aegis 05-4          1
BLOOMBERG TICKER:   _______________          2
ASSET CLASS:        _______________          3
ISSUER:             _______________
TRUSTEE:            _______________   MASTER SERVICER
LEAD MANAGER(S)     _______________          1
                    _______________          2
ISSUE DATE:         _______________

-----------------------------------   ------------------------------------------



                             PRINCIPAL              WA LOAN
    FICO:       # LOANS      BALANCE $       %     BALANCE $
------------------------------------------------------------

<= 519              378    49,274,670.59    4.99   130356.27
520 - 539           453    58,703,263.92    5.94   129587.78
540 - 559           530    72,006,612.59    7.29   135861.53
560 - 579           610    77,452,073.87    7.84   126970.61
580 - 599          1410   150,958,470.96   15.28   107062.75
600 - 619          1201   138,558,915.84   14.02   115369.62
620 - 639           877   116,446,610.09   11.79   132778.35
640 - 659           829   112,805,811.92   11.42   136074.56
660 - 679           497    71,946,762.90    7.28    144762.1
680 - 699           324    52,454,890.80    5.31   161897.81
700 - 749           374    63,280,131.28     6.4   169198.21
750 >=              139    24,137,923.53    2.44   173654.13
------------------------------------------------------------
TOTAL:             7622   988,026,138.29     100    129628.2
============================================================
------------------------------------------------------------
   FICO MEAN:       616                     HIGH
------------------------------------------------------------

                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -----------------------------------------------------------------------------------------------------------------
    FICO:        WAC    WA AVE FICO   WA %LTV  % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC     IO
---------------------------------------------------------------------------------------------------------------------------------

<= 519          8.828           510     70.53   41.39         2.67        7.409          88.04            0             0       0
520 - 539       8.645           530     74.35   40.08         1.68         6.17          82.77            0             0       0
540 - 559       8.524           550     76.89      40         2.77        8.026          81.68            0             0       0
560 - 579       8.353           569      79.3   39.42         3.76       10.231          70.81            0             0    0.67
580 - 599       7.968           589     80.94   41.06         2.21        9.115          46.98            0             0   25.19
600 - 619       7.734           609     80.78   41.21         2.74       10.966          52.31            0             0   26.74
620 - 639       7.402           629     80.68   40.71         4.56        7.135          57.96            0          0.38   28.63
640 - 659       7.334           649     81.73   40.81            5       11.614          51.57            0           0.3   29.07
660 - 679       7.332           669     81.81   41.16         4.76       14.215          53.27            0          0.26    27.7
680 - 699       6.947           688     79.22   40.33         7.16       18.594          51.96            0             0   25.32
700 - 749       6.657           720     79.25    38.6         6.18       14.515          62.88            0          0.35   26.16
750 >=          6.423           771     77.23   37.38         8.62       13.516          52.75            0          0.78   28.19
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7.728           616     79.42   40.49         3.89       10.503             60            0          0.14   20.07
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
   FICO MEAN:     LOW
---------------------------------------------------------------------------------------------------------------------------------




                                                    WA LOAN
    LTV:        # LOANS      BALANCE $       %     BALANCE $
------------------------------------------------------------

<= 49.99            236    29,774,002.45    3.01   126161.03
50.00 - 54.99        87    11,367,807.45    1.15   130664.45
55.00 - 59.99       129    20,554,802.92    2.08   159339.56
60.00 - 64.99       242    39,437,947.43    3.99   162966.72
65.00 - 69.99       239    43,135,641.64    4.37   180483.86
70.00 - 74.99       449    72,623,172.66    7.35   161744.26
75.00 - 79.99       760   112,604,730.85    11.4   148164.12
80.00 - 84.99      2719   405,502,689.05   41.04    149136.7
85.00 - 89.99       495    75,922,151.71    7.68   153378.08
90.00 - 94.99       711   100,518,634.42   10.17   141376.42
95.00 - 99.99       428    32,497,301.78    3.29    75928.28
100.00 >=          1127    44,087,255.93    4.46    39119.13
------------------------------------------------------------
TOTAL:             7622   988,026,138.29     100    129628.2
============================================================
------------------------------------------------------------
    LTV MEAN:     79.42                     HIGH
------------------------------------------------------------

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                ------------------------------------------------------------------------------------------------------------------
    LTV:         WAC     WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC     IO
----------------------------------------------------------------------------------------------------------------------------------

<= 49.99         7.437           607     41.04   37.91         4.89       13.738          94.14            0             0   11.29
50.00 - 54.99    7.312           618     52.69    38.5         4.07        14.29          97.54            0             0     5.6
55.00 - 59.99    7.237           609     57.56    38.9         6.01       16.453          95.82            0             0   10.81
60.00 - 64.99    7.419           595     63.03    39.4         5.45       11.048          92.67            0          0.62   10.02
65.00 - 69.99    7.325           598     67.18   40.12         4.72       10.679          94.74            0             0   11.82
70.00 - 74.99    7.695           586     72.44   40.94         4.91       12.034          93.69            0          0.56    9.03
75.00 - 79.99     7.35           608     78.08   40.47         3.43        7.879          58.38            0          0.56   23.54
80.00 - 84.99    7.326           625      80.6   40.78         2.23       10.453          42.93            0          0.02   29.68
85.00 - 89.99    8.192           603     87.04   40.61         8.41       10.192          79.61            0             0   16.01
90.00 - 94.99     8.31           620     91.34   40.25         7.92        10.53          66.61            0             0    14.9
95.00 - 99.99    9.121           631     96.64   40.86          0.9        7.654          52.07            0             0    7.57
100.00 >=       10.494           640       100   41.42            0       11.113          10.01            0             0       0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           7.728           616     79.42   40.49         3.89       10.503             60            0          0.14   20.07
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
    LTV MEAN:      LOW
----------------------------------------------------------------------------------------------------------------------------------




                                                    WA LOAN
     DTI:       # LOANS      BALANCE $       %     BALANCE $
------------------------------------------------------------

<= 19.99            258    27,034,253.18    2.74   104783.93
20.00 - 24.99       370    39,354,237.87    3.98   106362.81
25.00 - 29.99       600    65,317,500.76    6.61    108862.5
30.00 - 34.99       948   110,603,703.32   11.19   116670.57
35.00 - 39.99      1239   157,704,928.28   15.96   127284.04
40.00 - 44.99      1514   207,299,602.68   20.98    136921.8
45.00 - 49.99      1937   271,184,794.71   27.45   140002.48
50.00 - 54.99       680    97,476,491.46    9.87   143347.78
55.00 - 59.99        76    12,050,626.03    1.22   158560.87
------------------------------------------------------------
TOTAL:             7622   988,026,138.29     100    129628.2
============================================================
------------------------------------------------------------
       TOTAL:
------------------------------------------------------------
    DTI MEAN:     40.49                     HIGH
------------------------------------------------------------

                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -----------------------------------------------------------------------------------------------------------------
     DTI:        WAC    WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC     IO
---------------------------------------------------------------------------------------------------------------------------------

<= 19.99        7.748           622      76.4   15.15         2.36        5.344          70.94            0          5.11    9.33
20.00 - 24.99   7.715           617     77.69    22.7          2.9        4.109          66.45            0             0   13.33
25.00 - 29.99   7.878           613     78.14   27.49         3.31        7.818          66.13            0             0   14.12
30.00 - 34.99   7.714           617     78.59    32.4         3.51        6.183          61.64            0             0   19.12
35.00 - 39.99    7.68           618     79.47    37.4         3.31        9.514          54.68            0             0   21.24
40.00 - 44.99   7.702           617     80.03   42.43         3.15        10.46          56.98            0             0   23.23
45.00 - 49.99   7.701           616     80.49   47.49         4.56       13.355             56            0             0   23.82
50.00 - 54.99   7.805           606     78.73   51.69         5.89       13.331          70.49            0             0   13.73
55.00 - 59.99   8.081           596     76.46   55.44         6.37       23.739          92.78            0             0    4.35
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          7.728           616     79.42   40.49         3.89       10.503             60            0          0.14   20.07
=================================================================================================================================
       TOTAL:
---------------------------------------------------------------------------------------------------------------------------------
    DTI MEAN:     LOW
---------------------------------------------------------------------------------------------------------------------------------




                                                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                                       WA LOAN    ------------------------------------------------
                PURPOSE:                  # LOANS   BALANCE $     %   BALANCE $   WAC   WA AVE FICO   WA %LTV   % DTI   NON - PRIM
----------------------------------------------------------------------------------------------------------------------------------

Purchase
Rate/Term Refinance
       CASH OUT REFINANCE BELOW 70% LTV
CASH OUT REFINANCE WITH LTV 70.1% - 75%
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%
----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL:
==================================================================================================================================

                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                          ----------------------------------------------------------
                PURPOSE:                  NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC    IO
----------------------------------------------------------------------------------------------------

Purchase
Rate/Term Refinance
       CASH OUT REFINANCE BELOW 70% LTV
CASH OUT REFINANCE WITH LTV 70.1% - 75%
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%
----------------------------------------------------------------------------------------------------
                                 TOTAL:
====================================================================================================




                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                         WA LOAN    --------------------------------------------------
OCCUPANCY STATUS:    # LOANS   BALANCE $          %     BALANCE $    WAC    WA AVE FICO   WA %LTV   % DTI   NON - PRIM
----------------------------------------------------------------------------------------------------------------------

Owner Occupied          7335   949,577,279.46   96.11   129458.39   7.717           615     79.45   40.42            0
Non-Owner Occupied       237    29,030,477.12    2.94   122491.46   7.971           639     76.61   42.48          100
Vacation                  50     9,418,381.71    0.95   188367.63    8.05           635     84.95   41.11          100
----------------------------------------------------------------------------------------------------------------------
TOTAL:                  7622   988,026,138.29     100    129628.2   7.728           616     79.42   40.49         3.89
======================================================================================================================

                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------
OCCUPANCY STATUS:    NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC      IO
---------------------------------------------------------------------------------

Owner Occupied            9.965          59.62            0          0.15   20.77
Non-Owner Occupied       27.318          77.34            0             0       0
Vacation                 12.883          44.77            0             0   11.52
---------------------------------------------------------------------------------
TOTAL:                   10.503             60            0          0.14   20.07
=================================================================================




                                                                         WA LOAN
DOCUMENTATION TYPE:                         # LOANS   BALANCE $    %    BALANCE $   WAC
---------------------------------------------------------------------------------------

                       FULL DOCUMENTATION
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%
      STATED DOCUMENTATION WITH LTV > 90%
NINA
Alternative Documentation
---------------------------------------------------------------------------------------
TOTAL:
=======================================================================================

                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                            -------------------------------------------
DOCUMENTATION TYPE:                          WA AVE FICO   WA %LTV   % DTI   NON - PRIM
---------------------------------------------------------------------------------------

                       FULL DOCUMENTATION
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%
      STATED DOCUMENTATION WITH LTV > 90%
NINA
Alternative Documentation
---------------------------------------------------------------------------------------
TOTAL:
=======================================================================================

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                            ----------------------------------------------------------
DOCUMENTATION TYPE:                         NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC    IO
------------------------------------------------------------------------------------------------------

                       FULL DOCUMENTATION
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%
      STATED DOCUMENTATION WITH LTV > 90%
NINA
Alternative Documentation
------------------------------------------------------------------------------------------------------
TOTAL:
======================================================================================================




                                                      WA LOAN
PROPERTY TYPE:    # LOANS      BALANCE $       %     BALANCE $
--------------------------------------------------------------

2-4 Family            314    55,892,800.28    5.66   178002.55
Condo                 326    41,009,789.27    4.15    125796.9
Modular Home            9     1,207,927.42    0.12   134214.16
PUD                   775   128,491,581.08      13   165795.59
Single Family        6150   755,765,825.32   76.49   122888.75
Townhouse              48     5,658,214.92    0.57   117879.48
--------------------------------------------------------------
TOTAL:               7622   988,026,138.29     100    129628.2
==============================================================

                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -----------------------------------------------------------------------------------------------------------------
PROPERTY TYPE:     WAC    WA AVE FICO   WA %LTV   % DTI   NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED   NINA/NO DOC      IO
-----------------------------------------------------------------------------------------------------------------------------------

2-4 Family        7.564           628      76.4   44.08         12.4          100          69.18            0             0    17.6
Condo             7.887           635      80.2   42.49         4.86          100          48.08            0             0   29.84
Modular Home      8.494           609     76.42   35.18            0          100            100            0             0       0
PUD               7.508           621     80.89   40.72         4.24            0          49.91            0          0.17      27
Single Family     7.767           613     79.33   40.08         3.16            0          61.57            0          0.15   18.57
Townhouse         7.712           606      82.2   39.74         3.86          100          67.03            0             0   20.22
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            7.728           616     79.42   40.49         3.89       10.503             60            0          0.14   20.07
===================================================================================================================================




                                                             WA LOAN
        UPB:            # Loans      Balance $       %      Balance $
---------------------------------------------------------------------

<= 50000.00                1458    46,009,526.06    4.66      31556.6
50000.01 - 75000.00        1222    77,525,828.44    7.85     63441.76
75000.01 - 100000.00       1118    98,037,357.22    9.92     87689.94
100000.01 - 125000.00       829    93,091,376.10    9.42    112293.58
125000.01 - 150000.00       699    95,927,438.69    9.71    137235.25
150000.01 - 175000.00       481    78,019,974.35     7.9    162203.69
175000.01 - 200000.00       442    82,787,770.50    8.38    187302.65
200000.01 - 250000.00       557   124,286,494.22   12.58    223135.54
250000.01 - 300000.00       301    81,902,828.72    8.29    272102.42
300000.01 - 350000.00       192    62,281,437.08     6.3    324382.48
350000.01 - 400000.00       125    46,823,392.35    4.74    374587.14
400000.01 - 450000.00        82    34,860,382.04    3.53    425126.61
450000.01 - 500000.00        51    24,367,092.27    2.47    477786.12
500000.01 - 600000.00        37    20,333,158.34    2.06    549544.82
600000.01 - 700000.00        16    10,267,518.62    1.04    641719.91
700000.01 >=                 12    11,504,563.29    1.16    958713.61
---------------------------------------------------------------------
TOTAL:                     7622   988,026,138.29     100     129628.2
=====================================================================
                            MIN         12495.02     MAX      1300000

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        ---------------------------------------------------------------------------------------------------------
        UPB:              WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
---------------------------------------------------------------------------------------------------------------------------------

<= 50000.00             10.314    610   91.84   38.18         4.27        7.982          25.77            0             0     0.2
50000.01 - 75000.00      8.739    601   81.92   37.86         6.03        8.563          38.98            0             0    4.67
75000.01 - 100000.00     8.097    603   79.67   38.66         3.71        7.859          44.96            0           0.1    9.43
100000.01 - 125000.00    7.848    607   78.58   39.85         2.44        8.338          51.76            0             0   13.76
125000.01 - 150000.00    7.763    611    79.1   40.19         2.66        8.281          58.13            0             0   16.81
150000.01 - 175000.00    7.571    616   78.15   40.08         2.93       11.016          63.24            0             0   18.15
175000.01 - 200000.00    7.472    614   76.96    41.6         2.73        9.985          66.95            0          0.46   19.59
200000.01 - 250000.00    7.398    618   77.96   41.05         4.97       10.509           68.1            0          0.37   23.88
250000.01 - 300000.00    7.284    620   78.29   42.23         3.01       10.306          70.23            0             0   29.09
300000.01 - 350000.00    7.164    625   79.53   41.75         4.19       10.281          69.28            0             0   25.73
350000.01 - 400000.00    7.121    624   78.34   42.32         4.06       18.432          77.49            0             0   35.46
400000.01 - 450000.00    6.936    646   80.42   42.29         2.53       20.674          76.74            0          1.27   46.31
450000.01 - 500000.00    6.915    636   78.62   43.56         2.05        7.882          80.62            0             0   37.39
500000.01 - 600000.00     7.16    621   79.36   42.37         8.64       27.507          69.97            0             0   43.27
600000.01 - 700000.00    7.374    648   81.38   40.51        24.53        6.122          68.69            0             0   25.62
700000.01 >=              6.74    635    70.8    37.2            0         11.3          75.22            0             0    27.8
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   7.728    616   79.42   40.49         3.89       10.503             60            0          0.14   20.07
=================================================================================================================================




                                                            WA LOAN
      STATE:            # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

California                  505   122,869,966.39   12.44   243306.86
Florida                     758   109,567,237.52   11.09   144547.81
Texas                       564    53,226,560.91    5.39    94373.33
New York                    246    52,332,068.21     5.3   212731.98
Arizona                     321    49,592,083.42    5.02   154492.47
Ohio                        605    47,608,272.09    4.82    78691.36
Massachusetts               227    45,471,568.36     4.6   200315.28
Illinois                    356    45,429,297.52     4.6   127610.39
Michigan                    440    40,300,428.06    4.08    91591.88
Nevada                      209    39,718,470.81    4.02   190040.53
Maryland                    145    29,458,618.41    2.98   203162.89
Virginia                    183    29,178,788.97    2.95   159446.93
Colorado                    215    27,323,547.77    2.77   127086.27
New Jersey                  128    25,962,016.01    2.63   202828.25
Georgia                     241    22,492,285.76    2.28    93328.99
Other                      2479   247,494,928.08   25.05     99836.6
--------------------------------------------------------------------
TOTAL:                     7622   988,026,138.29     100    129628.2
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
      STATE:             WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
--------------------------------------------------------------------------------------------------------------------------------

California               7.04    629   74.41   41.83         3.07         8.71          72.48            0          0.36   39.44
Florida                 7.892    611    79.8   41.23         5.58       11.063          51.13            0             0   19.87
Texas                   7.809    608   82.57   39.57         5.39        2.765          30.41            0             0    4.35
New York                7.427    615   76.55   41.55         6.89       28.887          86.42            0             0      16
Arizona                 7.304    633   80.57   39.59         4.59        2.839          66.25            0             0   25.59
Ohio                    8.377    597   83.56   39.18         4.31        5.104          46.65            0           0.2   10.56
Massachusetts           7.548    629   74.81   43.29         3.02       29.718          71.91            0             0   17.72
Illinois                 7.63    618      82    41.8         4.74       25.443          55.59            0             0   15.91
Michigan                8.186    614   81.54   39.18         4.86        3.418          50.38            0             0   17.46
Nevada                  7.422    636   79.57   40.57         4.92        5.754          68.32            0             0   33.26
Maryland                7.592    601   78.86   39.41         3.68        5.222          74.61            0             0   24.64
Virginia                7.741    609   77.47   39.45         1.85        9.665           76.5            0          0.76   13.47
Colorado                7.092    632   82.98    40.7         3.85        6.444          32.68            0             0   59.66
New Jersey              8.198    602   74.45   41.69         3.45       17.056          88.05            0             0    6.76
Georgia                 8.032    610   82.95   37.76          0.4        2.136           18.4            0             0   26.94
Other                   8.035    609   80.73   39.68         2.69        8.387          58.84            0          0.25   11.64
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  7.728    616   79.42   40.49         3.89       10.503             60            0          0.14   20.07
================================================================================================================================




                                                            WA LOAN
CALIFORNIA BREAKDOWN:   # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

CA-N                        184    44,067,189.75    4.46    239495.6
CA-S                        321    78,802,776.64    7.98   245491.52
--------------------------------------------------------------------
TOTAL:                      505   122,869,966.39   12.44   243306.86
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
CALIFORNIA BREAKDOWN:    WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc     IO
--------------------------------------------------------------------------------------------------------------------------------

CA-N                     7.03    623    73.1   40.71         2.21        3.591          85.72            0             0   38.56
CA-S                    7.046    633   75.14   42.46         3.56       11.573          65.08            0          0.56   39.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   7.04    629   74.41   41.83         3.07         8.71          72.48            0          0.36   39.44
================================================================================================================================




                                                            WA LOAN
FIXED/FLOATING:         # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

2/28 ARM                   4192   586,175,898.40   59.33   139832.04
2/28 ARM-IO                 883   179,251,731.43   18.14   203003.09
3/27 ARM                     96    14,799,218.31     1.5   154158.52
3/27 ARM-IO                  40    11,543,880.68    1.17   288597.02
5/25 ARM                     20     3,969,490.46     0.4   198474.52
5/25 ARM-IO                   6     2,282,800.00    0.23   380466.67
BALLOON                     196     8,048,252.15    0.81    41062.51
FIXED                      2161   176,745,044.28   17.89    81788.54
FIXED-IO                     28     5,209,822.58    0.53   186065.09
--------------------------------------------------------------------
TOTAL:                     7622   988,026,138.29     100    129628.2
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
                                 WA
                                 AVE     WA
FIXED/FLOATING:          WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
--------------------------------------------------------------------------------------------------------------------------------

2/28 ARM                7.882    598   78.79   40.54         5.21       10.429           63.3            0          0.09       0
2/28 ARM-IO             6.988    638   80.24   41.56         0.61       11.328          41.32            0             0     100
3/27 ARM                7.287    624   76.61   39.32         1.65       12.842          77.38            0             0       0
3/27 ARM-IO              6.51    666   73.05   39.81            0       18.853          86.58            0             0     100
5/25 ARM                6.102    708   75.61   35.56         8.91        2.607          96.66            0          4.74       0
5/25 ARM-IO             6.644    679   68.29   37.11            0            0          33.73            0             0     100
BALLOON                 10.42    644   97.94   40.18            0        7.679           5.12            0             0       0
FIXED                   8.049    642   80.79   39.52         3.51        9.503          65.95            0          0.37       0
FIXED-IO                6.401    664   75.72   40.01            0       14.185          89.66            0             0     100
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  7.728    616   79.42   40.49         3.89       10.503             60            0          0.14   20.07
================================================================================================================================




                                                   WA LOAN
MONTHS TO RATE RESET:   # Loans   Balance $   %   Balance $
-----------------------------------------------------------

<= 12
13 - 24
25 - 48
49 >=
-----------------------------------------------------------
TOTAL:
===========================================================

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------
                               WA
                               AVE    WA
MONTHS TO RATE RESET:   WAC   FICO   %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc   IO
--------------------------------------------------------------------------------------------------------------------------

<= 12
13 - 24
25 - 48
49 >=
--------------------------------------------------------------------------------------------------------------------------
TOTAL:
==========================================================================================================================




                                                            WA LOAN
       LIEN:            # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

1                          6245   938,852,969.77   95.02   150336.74
--------------------------------------------------------------------
TOTAL:                     6245   938,852,969.77   95.02   150336.74
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
                                 WA
                                 AVE     WA
       LIEN:             WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
--------------------------------------------------------------------------------------------------------------------------------

1                        7.57    614   78.35   40.43          4.1       10.468          62.79            0          0.15   21.12
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   7.57    614   78.35   40.43          4.1       10.468          62.79            0          0.15   21.12
================================================================================================================================




                                                            WA LOAN
    PREPAYMENT:         # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

0                          2590   298,131,447.09   30.17   115108.67
1                           452    89,866,412.94     9.1    198819.5
2                          3539   479,726,443.43   48.55   135554.24
2.5                           4       552,432.81    0.06    138108.2
3                          1035   119,604,759.04   12.11   115560.15
5                             2       144,642.98    0.01    72321.49
--------------------------------------------------------------------
TOTAL:                     7622   988,026,138.29     100    129628.2
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
                                 WA
                                 AVE     WA
    PREPAYMENT:          WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
--------------------------------------------------------------------------------------------------------------------------------

0                       8.079    611   79.86   40.46         3.32       13.081          57.98            0          0.06   16.81
1                       7.493    620   77.97   41.26         5.77       24.621          78.13            0             0   21.37
2                        7.66    609   79.88   40.78         3.87        6.878          53.84            0          0.11   24.44
2.5                     8.025    638   81.29   36.64            0            0          31.86            0             0       0
3                         7.3    651   77.53   38.78         3.99        8.066          76.22            0          0.55    9.82
5                        7.79    636      84      48            0            0             80            0             0       0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  7.728    616   79.42   40.49         3.89       10.503             60            0          0.14   20.07
================================================================================================================================




                                                            WA LOAN
      INDEX:            # Loans      Balance $       %     Balance $
--------------------------------------------------------------------

6 Month Libor              5237   798,023,019.28   80.77   152381.71
           FIXED RATE      2385   190,003,119.01   19.23    79665.88
--------------------------------------------------------------------
               TOTAL:      7622   988,026,138.29     100    129628.2
====================================================================

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------------
                                 WA
                                 AVE     WA
      INDEX:             WAC    FICO    %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
--------------------------------------------------------------------------------------------------------------------------------

6 Month Libor           7.638    609   78.95    40.7         4.04       10.728          59.04            0          0.09   24.19
           FIXED RATE   8.104    642   81.38   39.56         3.27        9.554          64.03            0          0.34    2.74
--------------------------------------------------------------------------------------------------------------------------------
               TOTAL:   7.728    616   79.42   40.49         3.89       10.503             60            0          0.14   20.07
================================================================================================================================




                                                   WA LOAN
MORTGAGE INSURANCE:     # Loans   Balance $   %   Balance $
-----------------------------------------------------------

80 plus LTV with MI
80 PLUS LTV
   WITHOUT MI
NOT COVERED BY MI
-----------------------------------------------------------
TOTAL:
===========================================================

                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        --------------------------------------------------------------------------------------------------
                               WA
                               AVE    WA
MORTGAGE INSURANCE:     WAC   FICO   %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc   IO
--------------------------------------------------------------------------------------------------------------------------

80 plus LTV with MI
80 PLUS LTV
   WITHOUT MI
NOT COVERED BY MI
--------------------------------------------------------------------------------------------------------------------------
TOTAL:
==========================================================================================================================


--------------------------------------------------------------------------------
DISCLAIMER:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).
This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.
--------------------------------------------------------------------------------

AEGIS ASSET BACKED SECURITIES TRUST 2005-4

Prepayment Speed      100% Pricing   100% Pricing
Losses                     CDR           CDR
Loss Severity              60%           60%
Lag                         6             6
LIBOR                      FWD        FWD + 200
Triggers                  Fail           Fail
Optional Redemption    To Maturity    To Maturity

CLASS M1
WAL                       7.46           7.57
Cum Loss                 24.95%         24.19%
Cum Liquidations         41.42%         40.17%
CDR Multiple              18.96         18.13
Writedown                 0.00%         0.00%

CLASS M2
WAL                       8.24           8.40
Cum Loss                 21.72%         20.84%
Cum Liquidations         36.05%         34.60%
CDR Multiple              15.60         14.74
Writedown                 0.00%         0.00%

CLASS M3
WAL                       9.70           9.92
Cum Loss                 19.83%         18.88%
Cum Liquidations         32.91%         31.35%
CDR Multiple              13.80         12.93
Writedown                 0.00%         0.00%

CLASS M4
WAL                       10.29         10.52
Cum Loss                 18.10%         17.09%
Cum Liquidations         30.05%         28.37%
CDR Multiple              12.25         11.37
Writedown                 0.00%         0.00%

CLASS M5
WAL                       10.92         11.12
Cum Loss                 16.55%         15.48%
Cum Liquidations         27.48%         25.70%
CDR Multiple              10.93         10.04
Writedown                 0.00%         0.00%

CLASS M6
WAL                       11.36         11.61
Cum Loss                 15.05%         13.93%
Cum Liquidations         24.99%         23.12%
CDR Multiple              9.71           8.82
Writedown                 0.00%         0.00%

CLASS B1
WAL                       11.91         12.17
Cum Loss                 13.63%         12.45%
Cum Liquidations         22.62%         20.66%
CDR Multiple              8.60           7.71
Writedown                 0.00%         0.00%

CLASS B2
WAL                       12.58         12.78
Cum Loss                 12.38%         11.14%
Cum Liquidations         20.55%         18.50%
CDR Multiple              7.67           6.77
Writedown                 0.00%         0.00%

CLASS B3
WAL                       13.13         13.44
Cum Loss                 11.26%         9.99%
Cum Liquidations         18.69%         16.58%
CDR Multiple              6.86           5.97
Writedown                 0.00%         0.00%

CLASS B4
WAL                       14.22         14.69
Cum Loss                 10.47%         9.21%
Cum Liquidations         17.38%         15.28%
CDR Multiple              6.31           5.44
Writedown                 0.00%         0.00%

CLASS B5
WAL                       13.78         14.10
Cum Loss                  9.48%         8.24%
Cum Liquidations         15.73%         13.67%
CDR Multiple              5.63           4.80
Writedown                 0.00%         0.00%

THIS INFORMATION IS BEING PROVIDED IN RESPONSE TO YOUR SPECIFIC REQUEST FOR
INFORMATION. THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) AND NOT THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDER-
LYING ASSESTS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFBC. CSFBC IS NOT ACTING
AS AGENT FOR THE ISSUER OR ITS AFFILIIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. ALL INFORMATION CONTAINED HEREIN IS PRELIMINARY, LIMITED IN NATURE
AND SUBJECT TO COMPLETION OR AMENDMENT. CSFBC MAKES NO REPRESENTATION THAT THE
ABOVE REFERENCED SEURITY WILL ACTUALLY PERFORM AS DESCRIBED IN ANY SCENARIO. THE
ABOVE ANALYSIS ALONE IS NOT INTENDED TO BE A PROSPECTUS AND ANY INVESTMENT
DECISION WITH RESPECT TO THE SECURITY SHOULD BE MADE BY YOU BASED SOLELY UPON
THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS. UNDER NO CIRCUMSTANCES SHALL
THE INFORMATION PRESENTED CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BY NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES
MY NOT BE SOLD NOR MAY AN OFFER TO BUY BE ACCEPTED PRIOR TO THE DELIVERY OF A
FINAL PROSPECTUS RELATING TO THE SECURITES.



------------------------------------------------------------------------------------------------------------------------------------
                                 |
                                 |                              www.AegisFunding.com
                                 |   FOCUS+                                                           Call 877.584.7424 today
[Aegis FUNDING CORPORATION LOGO] |      PROGRAM        CORE CREDIT MATRIX EFFECTIVE 05-23-05
                                 |
------------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY PRICING
AVAILABLE FOR A+ , A, A-,
& B MIN. FICO OF 580,
OWNER OCCUPIED                          A+                       A                       A-                      B
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY               0x30                     1x30                    3x30                   1x60
(12 month lookback period)
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE (Use
the middle of three or                                                     500
lower of two credit scores                                     580 - 1 x 60 Interest Only
on the primary wage earner)
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT HISTORY                           All loans with LTVs > 85% and > 620 score, must have a
                                                 two year credit history and a minimum of 3 tradelines.
                                                       One must be 12 mos. installment or 24 mos.
                                                       revolving or Price & LTV limit at 600 score.
                            ------------------------------------------------------------------------------------------------
                                            Credit Scores less than 620 - No minimum credit history required.
----------------------------------------------------------------------------------------------------------------------------
LOAN TERMS                                         10/10, 15/15, 20/20, 25/25/30/15, 30/30, 2/28, 3/27
----------------------------------------------------------------------------------------------------------------------------
MINIMUM LOAN AMOUNT                                                      $40,000
----------------------------------------------------------------------------------------------------------------------------
DEBT TO INCOME                                          50% (DTI limited to 40% if asterisked*.)
                                                              55% - 75% LTV and < $500,000
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                                     Chapter 7 > 2 years from Discharge                      Chapter 7 > 18 months
                                                                                                          from Discharge
                            ------------------------------------------------------------------------------------------------
                                           Chapter 13 > 2 years                 Chapter 13 > 2 years  Chapter 13 > 18 months
                                                from Filing                          from Filing            from Filing
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                                                  3 years                                          2 years
----------------------------------------------------------------------------------------------------------------------------
                                Items up to $1,000       Items up to $1,500         Items up to $2,500 need not be paid
                            ------------------------------------------------------------------------------------------------
CUMULATIVE CHARGEOFFS,      o > 1 year need not be paid
COLLECTIONS & JUDGEMENTS
                            o Item affecting title may have to be paid - see quides for details

                            o If CLTV = < 75% Derogs are ignored unless on title

                            o Medical collections not considered in grading

----------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOCUMENTATION      620 95% LTV = $  600,000
MINIMUM CREDIT SCORE, LTV & 580 95% LTV = $  500,000
MAX LOAN AMOUNTS            550 90% LTV = $  600,000
                            600 85% LTV = $  850,000  580 95% LTV = $500,000
(DTI limited to 40% if      580 85% LTV = $  750,000* 550 90% LTV = $600,000  600 95% LTV = $500,000
asterisked*.)               500 85% LTV = $  650,000  620 85% LTV = $750,000* 550 90% LTV = $600,000
                            640 80% LTV = $1,000,000  500 85% LTV = $650,000  525 85% LTV = $600,000  580 90% LTV = $550,000
                            500 80% LTV = $  700,000  600 80% LTV = $850,000  600 80% LTV = $750,000* 550 85% LTV = $550,000
                            620 75% LTV = $1,000,000  500 80% LTV = $700,000  620 75% LTV = $750,000  525 80% LTV = $550,000
                            500 75% LTV = $  750,000  500 75% LTV = $750,000  500 75% LTV = $600,000  500 75% LTV = $550,000
----------------------------------------------------------------------------------------------------------------------------
STATED DOCUMENTATION (SELF  580 90% LTV = $  500,000                          600 90% LTV = $500,000  620 90% LTV = $550,000
EMPLOYED & WAGE EARNER)     620 85% LTV = $  750,000  600 90% LTV = $500,000  580 85% LTV = $500,000  600 85% LTV = $500,000
MINIMUM CREDIT SCORE, LTV & 550 85% LTV = $  550,000  550 85% LTV = $550,000  550 80% LTV = $500,000  580 80% LTV = $500,000
MAX LOAN AMOUNTS            640 80% LTV = $  850,000  620 80% LTV = $750,000* 640 75% LTV = $750,000  550 75% LTV = $450,000
                            550 80% LTV = $  600,000  550 80% LTV = $600,000  525 75% LTV = $500,000  525 70% LTV = $450,000
(DTI limited to 40% if      500 75% LTV = $  650,000  500 75% LTV = $650,000  500 70% LTV = $500,000  500 65% LTV = $450,000
asterisked*.)
----------------------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTMENTS TO                                       No reduction for 2 Units
LTV UPTO A 20% MAXIMUM                                          No reduction for Condos
                                  5% for Modular Homes (Manufactured Homes not allowed), (Not allowed on Interest Only)
                                                                      5% for Rural
                              5% for Attached Housing Purchase Money loans, excluding Townhomes; No reduction for Attached
                                                                 Housing Refinance loans
                                                    10% for 3-4 Units (Not allowed on Interest Only)
                                10% for Non-owner (Not allowed on Interest Only) 5% for borrowers with 600+ Score and no other adjustments allowed.
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM CLTV                                                 100% CLTV - Max. 80% LTV on 1st
                                                      95% CLTV - if 1st is > 80% or if NOO property
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM CASHOUT                                                         $150,000
----------------------------------------------------------------------------------------------------------------------------
*SEASONING                                                              12 Months
----------------------------------------------------------------------------------------------------------------------------
DOWN PAYMENT                                                          Sourced Only
                            ------------------------------------------------------------------------------------------------
                                              Non-owner Occupied requires 5% Sourced & Seasoned for 60 days
----------------------------------------------------------------------------------------------------------------------------
SELLER CONCESSIONS                                                         6%
----------------------------------------------------------------------------------------------------------------------------
DISPOSABLE INCOME                         $550 for 1 person / $750 for 2 persons / $1,000 for 3 or more persons
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 |
                                 |                              www.AegisFunding.com
                                 |   FOCUS+                                                           Call 877.584.7424 today
[Aegis FUNDING CORPORATION LOGO] |      PROGRAM        Core Credit Matrix Effective 05-23-05
                                 |
------------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY PRICING
AVAILABLE FOR A+ , A, A-,
& B MIN. FICO OF 580,
OWNER OCCUPIED                        C+                      C
-------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY             1x90               2x90 or 1x120
(12 month lookback period)
-------------------------------------------------------------------------
MINIMUM CREDIT SCORE (Use
the middle of three or                 500                    500
lower of two credit scores    580 - 1 x 60 Interest
on the primary wage earner)            Only
-------------------------------------------------------------------------
MINIMUM CREDIT HISTORY        All loans with LTVs > 85% and > 620 score,
                              must have a two year credit history and a
                                       minimum of 3 tradelines.
                              One must be 12 mos. installment or 24 mos.
                             revolving or Price & LTV limit at 600 score.
                            ---------------------------------------------
                               Credit Scores less than 620 - No minimum
                                       credit history required.
-------------------------------------------------------------------------
LOAN TERMS                     10/10, 15/15, 20/20, 25/25/30/15, 30/30,
                                              2/28, 3/27
-------------------------------------------------------------------------
MINIMUM LOAN AMOUNT                            $40,000
-------------------------------------------------------------------------
DEBT TO INCOME                                   55%
-------------------------------------------------------------------------
BANKRUPTCY                    Chapter 7 > 1 year         Chapter 7 -
                                from Discharge           Discharged
                              Chapter 13 > 1 year       Chapter 13 -
                                  from Filing          Filed < 1 year
-------------------------------------------------------------------------
FORECLOSURE                        12 months           No current NOD
-------------------------------------------------------------------------
                                 Items up to $5,000 need not be paid
                            ---------------------------------------------
CUMULATIVE CHARGEOFFS,      o > 1 year need not be paid
COLLECTIONS & JUDGEMENTS
                            o Item affecting title may have to be paid -
                              see quides for details

                            o If CLTV = < 75% Derogs are ignored unless
                              on title

                            o Medical collections not considered in
                              grading
-------------------------------------------------------------------------
FULL/ALT DOCUMENTATION
MINIMUM CREDIT SCORE, LTV &
MAX LOAN AMOUNTS

(DTI limited to 40% if
asterisked*.)
                            580 85% LTV = $550,000
                            550 80% LTV = $550,000
                            525 75% LTV = $550,000 525 70% LTV = $550,000
                            500 70% LTV = $550,000 500 65% LTV = $550,000
-------------------------------------------------------------------------
STATED DOCUMENTATION (SELF
EMPLOYED & WAGE EARNER)
MINIMUM CREDIT SCORE, LTV &                                  N/A
MAX LOAN AMOUNTS

(DTI limited to 40% if
asterisked*.)               580 75% LTV = $500,000
                            525 70% LTV = $450,000
                            500 65% LTV = $450,000
-------------------------------------------------------------------------
CUMULATIVE ADJUSTMENTS TO              No reduction for 2 Units
LTV UPTO A 20% MAXIMUM                 No reduction for Condos
                             5% for Modular Homes (Manufactured Homes not
                               allowed), (Not allowed on Interest Only)
                                             5% for Rural
                            5% for Attached Housing Purchase Money loans,
                                excluding Townhomes; No reduction for
                                               Attached
                                       Housing Refinance loans
                              10% for 3-4 Units (Not allowed on Interest
                                                Only)
                              10% for Non-owner (Not allowed on Interest
                                                Only)
                                5% for borrowers with 600+ Score and no
                                       other adjustments allowed.
-------------------------------------------------------------------------
MAXIMUM CLTV                85% CLTV Purchase      80% CLTV Purchase
                            85% CLTV Refinance     80% CLTV Refinance
-------------------------------------------------------------------------
MAXIMUM CASHOUT                                $50,000
-------------------------------------------------------------------------
*SEASONING                                    12 Months
-------------------------------------------------------------------------
DOWN PAYMENT                      5% Sourced & Seasoned for 60 days
                            ---------------------------------------------
                               Non-owner Occupied requires 5% Sourced &
                                         Seasoned for 60 days
-------------------------------------------------------------------------
SELLER CONCESSIONS                                6%
-------------------------------------------------------------------------
DISPOSABLE INCOME              $550 for 1 person / $750 for 2 persons /
                                     $1,000 for 3 or more persons
-------------------------------------------------------------------------


[GRAPHIC]

Aegis Funding Corporation is an Equal Housing Lender.

Intended for use only by mortgage professionals. Not for distribution to the general public. Unauthorized distribution is prohibited. Other terms and conditions may apply. All rates, fees and programs are subject to change without notice.

APPENDIX A

Note Cells in red font are calculations        COLLATERAL CUTS FOR SUBPRIME POOL

FICO DISTRIBUTION



-------------------------------------------------------------------------------------------------------------------------
                                                                                                             % Covered by
                              Total Balance                     Adjusted Balance[1]        WA Loan               Mortgage
FICO                          Amount      %[2]     LTV                  Amount    %[2]     Balance     WAC           Ins.
-------------------------------------------------------------------------------------------------------------------------

FICO NA                                   0.00% > 65.0                            0.00%
0 - 500                  1,387,327.58     0.14% > 65.0              912,878.17    0.09%   92488.51   9.155              0
500.01 - 550           141,187,120.44    14.29% > 70.0           88,146,356.98    8.92%  132570.07   8.674              0
551 - 575               99,994,402.36    10.12% > 70.0           80,002,100.29    8.10%  129191.73   8.436              0
576 - 600              179,804,730.78    18.20% > 70.0          158,576,907.94   16.05%  108840.64   7.977              0
601 - 620              130,040,237.34    13.16% > 70.0          112,191,520.53   11.36%  116107.35   7.718              0
621 - 650              174,143,025.97    17.63% > 80.0           49,576,667.74    5.02%  134681.38   7.379              0
651 - 680              123,747,885.42    12.52% > 80.0           42,585,016.55    4.31%   139986.3   7.322              0
681 - 700               52,218,314.19     5.29% > 85.0           12,608,567.91    1.28%  164208.54     6.9              0
701 - 750               62,936,694.90     6.37% > 85.0           16,117,179.20    1.63%  168731.09   6.691              0
751 - 800               21,819,924.99     2.21% > 85.0            4,427,213.88    0.45%  178851.84   6.376              0
801 >=                     746,474.32     0.08% > 85.0                      --    0.00%  124412.39   6.018              0
-------------------------------------------------------------------------------------------------------------------------
TOTAL                  988,026,138.29   100.00%                    565,144,409   57.20%    29628.2   7.728              0
=========================================================================================================================
   FICO: AVERAGE(WA)            615.5                    MIN:              500    MAX:         811

---------------------------------------------------------------------------------------------------------------------------
                                                                   % W/       CLTV w/
                                                              Piggyback     piggyback   % SFD/   % Owner   % Full         %
FICO                   WA FICO   WA LTV   WA DTI    % IO   second liens   second lien      PUD      Occ.      Doc   Cashout
---------------------------------------------------------------------------------------------------------------------------

FICO NA
0 - 500                    500    74.78    39.77       0              0         74.78    84.77       100    75.45     91.63
500.01 - 550               527    73.17    40.59       0              0         73.17    93.32     97.86    69.78     85.25
551 - 575                  563    79.12    39.42    0.38          1.377         80.48    90.05     96.67    67.52     73.71
576 - 600                  589    80.88    40.97    22.6          6.311         88.37    90.95      97.5    74.04     48.55
601 - 620                  610    80.71    41.37   28.38          6.009         87.67    88.89     96.94    75.31     53.01
621 - 650                  635    81.06    40.76    29.4          5.775         88.35    91.78     95.54    61.83     56.21
651 - 680                  663    81.64     40.8   26.97          7.222         89.32    86.09     95.07    48.55     52.02
681 - 700                  689    79.12    40.42    24.8          5.782         85.56    81.83     92.12    43.18     53.32
701 - 750                  722    79.36     38.6   26.95          5.038         85.19    85.24     94.36     45.3     61.59
751 - 800                  771    77.28    37.54   25.67          4.208         82.13    86.03     90.47    61.18     54.65
801 >=                     806    65.47    26.16   37.51              0         65.47    85.26       100    85.26     62.49
---------------------------------------------------------------------------------------------------------------------------
TOTAL                      616    79.42    40.49   20.07          4.721          84.9     89.5     96.11    63.86        60
===========================================================================================================================
   FICO: AVERAGE(WA)


DEBT-TO INCOME (DTI) DISTRIBUTION



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       % Covered by
                             Total Balance                Adjusted Balance[1]        WA Loan               Mortgage
DTI                            Amount     %[2]    FICO            Amount    %[2]     Balance     WAC           Ins.   WA FICO
-----------------------------------------------------------------------------------------------------------------------------

<= 0.00                  1,549,400.00     0.16%  < 550                      0.00%  221342.86   6.387              0       677
0.01 - 20.00            26,955,899.15     2.73%  < 550      4,881,166.59    0.49%  101337.97   7.825              0       620
20.01 - 25.00           41,683,598.02     4.22%  < 575     11,924,466.42    1.21%  106881.02   7.779              0       616
25.01 - 30.00           69,218,866.66     7.01%  < 575     20,226,081.55    2.05%  111643.33   7.782              0       618
30.01 - 35.00          110,491,845.92    11.18%  < 600     46,577,395.82    4.71%  116675.66   7.714              0       616
35.01 - 40.00          161,883,243.31    16.38%  < 625     92,960,918.59    9.41%  126570.17   7.725              0       617
40.01 - 45.00          207,717,219.76    21.02%  < 650    153,824,362.77   15.57%  137470.03   7.713              0       617
45.01 - 50.00          280,859,871.08    28.43%  < 675    239,749,841.17   24.27%  141705.28   7.698              0       616
50.01 - 55.00           83,427,018.06     8.44%  < 700     78,133,834.87    7.91%  141162.47   7.781              0       604
55.01 >=                 4,239,176.33     0.43%  < 700      4,039,576.33           146178.49   8.276              0       593
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                  988,026,138.29   100.00%              652,317,644   65.61%   129628.2   7.728              0       616
=============================================================================================================================
   DTI: AVERAGE                 40.42                 MIN:             0    MAX:        58.4

-----------------------------------------------------------------------------------------------------------------
                                                         % W/       CLTV w/
                                                    Piggyback     piggyback   % SFD/   % Owner   % Full         %
DTI                    WA LTV   WA DTI    % IO   second liens   second lien      PUD      Occ.      Doc   Cashout
-----------------------------------------------------------------------------------------------------------------

<= 0.00                 73.93        0       0              0         76.08      100       100        0     89.16
0.01 - 20.00            76.37    15.42    9.35          3.233         78.96    93.92     97.09     65.8     70.84
20.01 - 25.00            77.3       23   13.21          3.392         81.23    96.59      97.6    69.14     67.82
25.01 - 30.00           78.25    27.91   13.87          2.975         82.08    92.31     96.42    65.77     67.64
30.01 - 35.00           78.52    32.74   19.23          4.168         82.91    93.76     96.64    65.32     61.19
35.01 - 40.00           79.68     37.7   20.64          5.229         85.66    90.67     96.87    62.38     54.56
40.01 - 45.00           79.98    42.72   23.69          4.839         86.12     88.9     96.36    60.34     57.49
45.01 - 50.00           80.52    47.79    23.1          5.614         86.92    86.86      95.6     61.5     56.44
50.01 - 55.00           78.39    52.45   13.89          4.024         82.99    85.02     94.14    77.66     71.23
55.01 >=                73.31    56.25    8.02          1.103         74.42    78.58     85.95    67.17     92.81
-----------------------------------------------------------------------------------------------------------------
TOTAL                   79.42    40.49   20.07          4.721          84.9     89.5     96.11    63.86        60
=================================================================================================================
   DTI: AVERAGE


LOAN-TO- VALUE (LTV) DISTIBUTION



--------------------------------------------------------------------------------------------------------------------------
                                                                                                    % Covered by
                              Total Balance              Adjusted Balance[1]     WA Loan                Mortgage
LTV                           Amount      %[2]    DTI          Amount   %[2]     Balance      WAC           Ins.   WA FICO
--------------------------------------------------------------------------------------------------------------------------

0.00 - 59.99            61,696,612.82     6.24%  > 50    5,908,493.54   0.60%  136496.93    7.347              0       610
60.00 - 69.99           82,573,589.07     8.36%  > 50   10,653,401.35   1.08%  171670.66     7.37              0       596
70.00 - 79.99          185,227,903.51    18.75%  > 50   21,560,717.58   2.18%  153207.53    7.485              0       600
80.00 - 80.00          346,361,425.76    35.06%  > 50   21,753,150.51   2.20%  148334.66    7.204              0       630
80.01 - 85.00           96,872,673.25     9.80%  > 50    5,235,673.41   0.53%  148805.95    8.174              0       590
85.01 - 90.00          108,966,741.27    11.03%  > 50    5,209,860.28   0.53%  154125.52    8.142              0       620
90.01 - 95.00           50,806,467.11     5.14%  > 50    2,696,816.06   0.27%  131964.85    8.622              0       623
95.01 - 99.99           11,433,469.57     1.16%  > 50    1,352,895.01   0.14%   41576.25    9.776              0       646
100.00 - 100.00         44,087,255.93     4.46%  > 50    2,985,135.62   0.30%   39119.13   10.494              0       640
--------------------------------------------------------------------------------------------------------------------------
TOTAL                  988,026,138.29   100.00%         77,356,143.36   7.83%   129628.2    7.728              0       616
==========================================================================================================================
   LTV: AVERAGE                 79.42      MIN:  10.7            MAX:   100

-----------------------------------------------------------------------------------------------------------------
                                                         % W/       CLTV w/                                     %
                                                    Piggyback     piggyback   % SFD/   % Owner   % Full   Cashout
LTV                    WA LTV   WA DTI    % IO   second liens   second lien      PUD      Occ.      Doc      Refi
-----------------------------------------------------------------------------------------------------------------

0.00 - 59.99            48.69    38.35   10.08              0         48.69    85.26     94.89     62.9    95.33
60.00 - 69.99            65.2    39.78   10.96              0         65.21    89.14     94.93    55.22    93.75
70.00 - 79.99           75.87    40.65   17.85           0.01         80.51    90.49     95.99     63.3    72.23
80.00 - 80.00              80    40.88    32.4              0         93.14    89.22     98.49    64.51    35.39
80.01 - 85.00           84.48    40.06    12.7           0.02         84.52    90.19     92.89    64.82    83.79
85.01 - 90.00           89.67    40.63   18.54          0.058         89.67     90.1     90.48    58.57    72.02
90.01 - 95.00           94.72    40.25   10.29           1.84         94.72    90.35     97.67    71.95    64.16
95.01 - 99.99           99.66    42.08       0         65.313         99.66    94.25       100    89.01     31.1
100.00 - 100.00           100    41.42       0         86.506           100    88.89       100    73.76    10.01
-----------------------------------------------------------------------------------------------------------------
TOTAL                   79.42    40.49   20.07          4.721          84.9     89.5     96.11    63.86       60
=================================================================================================================
   LTV: AVERAGE


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV),
FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

TOP 10 ORIGINATORS

----------------------------------------
Originator                          %[2]
----------------------------------------

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TOP 10 SERVICERS

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Servicer                            %[2]
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TOP 10 MSA

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MSA                                 %[2]
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TOP 10 INVESTOR MSA

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Investor MSA                        %[2]
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APPENDIX A

GEOGRAPHIC CONCENTRATION - TOP 5 STATES



                                                                                               % W/
                   Total Balance        WA Loan                                           Piggyback
STATE                Amount     %[2]    Balance    WA FICO   WA LTV   WA DTI    % IO   second liens   % Owner Occ   % NINA/Stated
---------------------------------------------------------------------------------------------------------------------------------

California   122,869,966.39    12.44%  243306.86       629    74.41    41.83   39.44           3.82         96.93           45.98
Florida      109,567,237.52    11.09%  144547.81       611     79.8    41.23   19.87            5.3         94.42           44.02
Texas         53,226,560.91     5.39%   94373.33       608    82.57    39.57    4.35           6.76         94.61           29.99
New York      52,332,068.21     5.30%  212731.98       615    76.55    41.55      16           1.51         93.11           48.23
Arizona       49,592,083.42     5.02%  154492.47       633    80.57    39.59   25.59           3.61         95.41           32.51
Other        600,438,221.84    60.77%  114850.46       613    80.24    40.14   17.43           4.99          96.7           27.57
---------------------------------------------------------------------------------------------------------------------------------
TOTAL           988,026,138   100.00%   129628.2       616    79.42    40.49   20.07           4.72         96.11           33.16
=================================================================================================================================


PRINCIPAL BALANCE



                                                                                           % W/
Scheduled Principal         Total Balance                                             Piggyback             %
Balance                       Amount    %[2]   WA FICO   WA LTV   WA DTI    % IO   second liens   NINA/Stated
-------------------------------------------------------------------------------------------------------------

0 - $50K               46,009,526.06    4.66       610    91.84    38.18     0.2          64.53         16.25
$50 - $100K           175,563,185.66   17.77       602    80.66    38.31    7.33           8.39         20.62
$100 - $300K          556,015,882.58   56.28       614    78.19    40.82   20.29            0.4         32.84
$300 - $500K          168,332,303.74   17.04       631    79.25    42.28   34.39              0         46.54
$500 - $800K           34,412,069.52    3.48       629    78.91    41.95   35.45              0         56.78
$800 - $1M              2,755,642.85    0.28       619    62.66    33.97       0              0          35.8
$1M+                    4,937,527.88     0.5       656    76.05    34.07   49.17              0         49.17
-------------------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29     100       616    79.42    40.49   20.07           4.72         33.16
=============================================================================================================
   PRINCIPAL BALANCE: AVERAGE                     MIN:            MAX:
                             ---------------           --------        ---------


DOCUMENTATION TYPE



                                                                                                                      % W/
                                 Total Balance                  WA Loan                                          Piggyback
Doc Type                            Amount     %[2]     WAC     Balance   WA FICO   WA LTV   WA DTI    % IO   second liens
--------------------------------------------------------------------------------------------------------------------------

Alternative Documentation    29,495,264.48     2.99%  7.683   163862.58       624    82.05    36.67   18.49           4.03
Full Documentation          630,942,615.42    63.86%  7.692   115409.29       608    79.93    40.56   18.79           5.42
Stated Documentation        326,206,758.39    33.02%  7.806   165671.28       629    78.21    40.69   22.77           3.45
NINA                          1,381,500.00     0.14%  6.439      230250       675    73.19        0       0              0
--------------------------------------------------------------------------------------------------------------------------
TOTAL                       988,026,138.29   100.00%  7.728    129628.2       616    79.42    40.49   20.07           4.72
==========================================================================================================================

                                    %   % Cashout
Doc Type                    Owner Occ        Refi
-------------------------------------------------

Alternative Documentation       95.73       62.07
Full Documentation              97.16       59.01
Stated Documentation             94.1       61.55
NINA                              100         100
-------------------------------------------------
TOTAL                           96.11          60
=================================================


Appendix A

PROPERTY TYPE



                                                                                             % W/
                          Total Balance                                                 Piggyback
                      --------------------     WA Loan                                     second  % Owner  % Cashout            %
Property Type                 Amount  %[2]     Balance  WA FICO  WA LTV  WA DTI   % IO      liens      Occ       Refi  NINA/Stated
----------------------------------------------------------------------------------------------------------------------------------

2-4 Family             55,892,800.28     6%  178002.55      628    76.4   44.08   17.6       3.67     87.6      69.18        48.98
Condo                  41,009,789.27     4%   125796.9      635    80.2   42.49  29.84       6.99    95.14      48.08        39.15
Modular Home            1,207,927.42     0%  134214.16      609   76.42   35.18      0          0      100        100        30.42
PUD                   128,491,581.08    13%  165795.59      621   80.89   40.72     27       5.74    95.76      49.91         35.4
Single Family         755,765,825.32    76%  122888.75      613   79.33   40.08  18.57        4.5    96.84      61.57        31.32
Townhouse               5,658,214.92     1%  117879.48      606    82.2   39.74  20.22       6.03    96.14      67.03        27.57
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29   100%   129628.2      616   79.42   40.49  20.07       4.72    96.11         60        33.16
==================================================================================================================================


PMI - PRIMARY MORTGAGE INSURANCE

                           Total Balance
                      ----------------------   Is MI down
Mortgage Insurance            Amount    %[2]    to 60 LTV
---------------------------------------------------------
Loans >80 LTV w/MI                      0.00%
Loans >80 LTV w/o MI  312,166,607.13   31.59%
Other                 675,859,531.16   68.41%
---------------------------------------------------------
TOTAL                    988,026,138  100.00%
=========================================================

LOAN PURPOSE



                                                                                      % W/
                           Total Balance                                         Piggyback
                      ----------------------                                        second  % Owner
Loan Purpose                  Amount    %[2]   WA. FICO  WA. LTV  WA DTI   % IO      liens      Occ
---------------------------------------------------------------------------------------------------

Purchase              384,997,938.04   38.97%       626    83.23   40.71  28.26        9.5    97.01
Cash Out Refinance    592,801,815.66   60.00%       608    76.72   40.33   15.1       0.54     95.5
Rate/Term Refinance    10,226,384.59    1.04%       640    92.17   40.75      0      67.14    97.54
---------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29  100.00%       616    79.42   40.49  20.07       4.72    96.11
===================================================================================================


COLLATERAL TYPE - FIXED/FLOATING



                                                                                    % W/
                           Total Balance                                       Piggyback
                      ----------------------                                      second  % Owner  % Cashout
Product                       Amount    %[2]   WA FICO  WA LTV  WA DTI   % IO      liens      Occ       Refi
------------------------------------------------------------------------------------------------------------

2/28 ARM              586,175,898.40   59.33%      598   78.79   40.54      0          0    94.79       63.3
2/28 ARM-IO           179,251,731.43   18.14%      638   80.24   41.56    100          0    99.39      41.32
3/27 ARM               14,799,218.31    1.50%      624   76.61   39.32      0          0    98.35      77.38
3/27 ARM-IO            11,543,880.68    1.17%      666   73.05   39.81    100          0      100      86.58
5/25 ARM                3,969,490.46    0.40%      708   75.61   35.56      0          0    91.09      96.66
5/25 ARM-IO             2,282,800.00    0.23%      679   68.29   37.11    100          0      100      33.73
BALLOON                 8,048,252.15    0.81%      644   97.94   40.18      0      86.72      100       5.12
FIXED                 176,745,044.28   17.89%      642   80.79   39.52      0      22.44    96.49      65.95
FIXED-IO                5,209,822.58    0.53%      664   75.72   40.01    100          0      100      89.66
------------------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29  100.00%      616   79.42   40.49  20.07       4.72    96.11         60
============================================================================================================


* Fill out complete list of mortgage loans including IO's

Appendix A

LIEN STATUS



                                                                                               % W/
                           Total Balance                                                  Piggyback
                      ----------------------     WA Loan                                     second  % Owner
Lien Status                   Amount    %[2]     Balance  WA FICO  WA LTV  WA DTI   % IO      liens      Occ
------------------------------------------------------------------------------------------------------------

1                     938,852,969.77   95.02%  150336.74      614   78.35   40.43  21.12          0     95.9
2                      49,173,168.52    4.98%   35710.36      635   99.82   41.46      0      94.85      100
------------------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29  100.00%   129628.2      616   79.42   40.49  20.07       4.72    96.11
============================================================================================================


OCCUPANCY TYPE



                                                                                                            % W/
                           Total Balance                                                               Piggyback
                      ----------------------           % Covered by                                       second  % Cashout
Occupancy Type                Amount    %[2]     WAC  Mortgage Ins.  WA. FICO  WA  LTV  WA DTI   % IO      liens       Refi
---------------------------------------------------------------------------------------------------------------------------

Owner Occupied        949,577,279.46   96.11%  7.717              0       615    79.45   40.42  20.77       4.91      59.62
Non-Owner Occupied     29,030,477.12    2.94%  7.971              0       639    76.61   42.48      0          0      77.34
Vacation                9,418,381.71    0.95%   8.05              0       635    84.95   41.11  11.52          0      44.77
---------------------------------------------------------------------------------------------------------------------------
TOTAL                 988,026,138.29  100.00%  7.728              0       616    79.42   40.49  20.07       4.72         60
===========================================================================================================================


PREPAYMENT PENALTY

                                                           % W/
                           Total Balance              Piggyback
Prepayment Charges    ----------------------             second
Term at Origination        Amount       %[2]    % IO      liens
---------------------------------------------------------------
0 Months              298,131,447.09   30.17%  16.81       8.78
6 Months               89,866,412.94    9.10%  21.37       2.14
12 Months             479,726,443.43   48.55%  24.44       2.03
24 Months                 552,432.81    0.06%      0       6.84
36 Months             119,604,759.04   12.11%   9.82       7.31
60 Months                 144,642.98    0.01%      0         20
---------------------------------------------------------------
TOTAL                 988,026,138.29  100.00%  20.07       4.72
===============================================================

COLLATERAL DESCRIPTION BY LOAN GROUP



                                        % OF  GROSS  NET   WAM               GROSS     NET  RATE   MAX
LOAN GROUP            LOAN TYPE  INDEX  POOL    WAC  WAC  (MOS)  SEASONING  MARGIN  MARGIN  CAPS  RATE  MOS TO ROLL  % FIXED
----------------------------------------------------------------------------------------------------------------------------

Group 1
Group 2
Group 3
Group 4
Group 5
Group 6
----------------------------------------------------------------------------------------------------------------------------
TOTAL
============================================================================================================================


SECTION 32 LOANS

                           Total Balance
                      ----------------------
                           Amount       %[2]  WA FICO  WA LTV  WA DTI
---------------------------------------------------------------------
Section 32 Loans                           0
---------------------------------------------------------------------
Total                 988,026,138
=====================================================================

Note: Cells in red font are calculations            COLLATERAL CUTS FOR IO LOANS

FICO DISTRIBUTION



                                                                                                 % Covered
                   Total Balance                  Adjusted Balance[1]            WA Loan          Mortgage
FICO                      Amount    %[2]   LTV                 Amount   %[2]     Balance    WAC       Ins.
----------------------------------------------------------------------------------------------------------

FICO NA                             0.00% > 65.0                        0.00%
0 - 500                             0.00% > 65.0                        0.00%
500.01 - 550                        0.00% > 70.0                        0.00%
551 - 575             378,000.00    0.19% > 70.0           378,000.00   0.19%     378000    6.4          0
576 - 600          40,636,385.74   20.49% > 70.0        36,758,785.99  18.54%  179807.02  7.246          0
601 - 620          36,907,202.72   18.61% > 70.0        32,469,202.72  16.37%  184536.01  7.113          0
621 - 650          51,192,470.00   25.82% > 80.0         8,302,449.99   4.19%   223547.9  6.855          0
651 - 680          33,379,813.46   16.83% > 80.0         5,941,322.58   3.00%  221058.37  6.969          0
681 - 700          12,949,791.76    6.53% > 85.0         1,406,800.00   0.71%  253917.49  6.481          0
701 - 750          16,962,951.02    8.55% > 85.0         1,321,600.00   0.67%  235596.54  6.676          0
751 - 800           5,601,619.99    2.82% > 85.0           315,000.00   0.16%  215446.92  6.144          0
801 >=                280,000.00    0.14% > 85.0                    0   0.00%     280000   5.99          0
----------------------------------------------------------------------------------------------------------
TOTAL             198,288,234.69  100.00%                  86,893,161  43.82%  207197.74   6.94          0
==========================================================================================================
   FICO: AVERAGE           641.1            MIN:                  571    MAX:        806

                                                      % W/
                                                 Piggyback  % SFD/  % Owner  % Full  % Cashout
FICO              WA FICO  WA LTV  WA DTI  % IO     second     PUD     Occ.     Doc       Refi
----------------------------------------------------------------------------------------------

FICO NA
0 - 500
500.01 - 550
551 - 575             571      90    40.6   100          0     100      100       0          0
576 - 600             590   79.42   42.69   100          0   88.41      100   72.63      46.34
601 - 620             610   80.21   42.39   100          0   84.58      100    77.8      50.15
621 - 650             636   80.42   40.87   100          0   91.71    99.58   64.34       45.6
651 - 680             663   79.67    41.3   100          0   86.49     97.4   40.81      40.87
681 - 700             690   78.18   40.28   100          0   84.82      100   41.09      46.94
701 - 750             721   77.85   40.34   100          0   89.86      100   32.58      39.24
751 - 800             776   75.66   36.04   100          0   93.17      100   47.06      43.41
801 >=                806      80    33.4   100          0     100      100     100          0
----------------------------------------------------------------------------------------------
TOTAL                 641   79.57   41.37   100          0   88.29    99.45   59.79      45.13
==============================================================================================
   FICO: AVERAGE


DEBT-TO INCOME (DTI) DISTRIBUTION



                                                                                             % Covered
                Total Balance                  Adjusted Balance[1]           WA Loan          Mortgage
DTI                    Amount    %[2]   FICO                Amount   %[2]    Balance   WAC        Ins.
------------------------------------------------------------------------------------------------------

0.01 - 20.00     2,521,700.00    1.27% < 550                         0.00% 210141.67  7.152          0
20.01 - 25.00    5,505,150.00    2.78% < 550                         0.00% 203894.44  6.731          0
25.01 - 30.00    9,599,910.00    4.84% < 575                         0.00% 195916.53   6.96          0
30.01 - 35.00   21,242,715.99   10.71% < 575                         0.00%  194887.3  6.672          0
35.01 - 40.00   33,407,310.98   16.85% < 600          6,475,820.00   3.27% 204952.83  6.962          0
40.01 - 45.00   49,201,773.73   24.81% < 625         21,438,612.91  10.81% 212994.69  7.006          0
45.01 - 50.00   64,881,474.09   32.72% < 650         44,289,009.75  22.34% 211340.31  6.948          0
50.01 - 55.00   11,588,099.90    5.84% < 675          9,268,199.90   4.67% 199794.83  6.997          0
55.01 >=           340,100.00    0.17% < 700            340,100.00   0.17%    340100   9.83          0
------------------------------------------------------------------------------------------------------
TOTAL:         198,288,234.69  100.00%                  81,811,743  41.26%  207197.7   6.94          0
======================================================================================================
DTI: AVERAGE            41.37           MIN:                   7.6   MAX:       58.4

                                                  % W/
                                              Piggyback  % SFD/  % Owner  % Full  % Cashout
DTI            WA FICO  WA LTV  WA DTI  % IO     second     PUD     Occ.     Doc       Refi
-------------------------------------------------------------------------------------------

0.01 - 20.00       646   82.93   15.52   100          0     100      100   40.87      46.11
20.01 - 25.00      644   76.02   22.85   100          0   98.62      100   62.06      67.47
25.01 - 30.00      661   79.32   27.89   100          0   88.11      100   51.34      49.23
30.01 - 35.00      652   78.79    32.7   100          0   97.14      100   52.23      55.11
35.01 - 40.00      643   78.68   37.64   100          0    89.4      100   59.39      42.54
40.01 - 45.00      640   79.96   42.59   100          0   86.52    99.61   54.75      41.95
45.01 - 50.00      635   80.06   47.79   100          0   85.62    98.63   63.01      42.78
50.01 - 55.00      636   79.79   51.94   100          0   83.64      100      87      45.15
55.01 >=           598      95    58.4   100          0     100      100     100        100
-------------------------------------------------------------------------------------------
TOTAL:             641   79.57   41.37   100          0   88.29    99.45   59.79      45.13
===========================================================================================
   DTI: AVERAGE


LOAN-TO- VALUE (LTV) DISTRIBUTION



                                                                                              % Covered
                Total Balance                  Adjusted Balance[1]            WA Loan          Mortgage
LTV                    Amount    %[2]   DTI                 Amount   %[2]     Balance    WAC       Ins.
-------------------------------------------------------------------------------------------------------

0.00 - 59.99     6,218,450.00    3.14% > 40           2,878,950.00   1.45%   222087.5  6.387          0
60.00 - 69.99    9,049,249.75    4.56% > 40           5,382,099.75   2.71%  274219.69  6.423          0
70.00 - 79.99   33,061,270.00   16.67% > 40          15,702,570.00   7.92%   190007.3  6.742          0
80.00 - 80.00  112,222,049.45   56.60% > 40          73,049,112.47  36.84%  193153.27  6.877          0
80.01 - 85.00   12,304,032.57    6.21% > 40           4,104,382.58   2.07%   279637.1  7.236          0
85.01 - 90.00   20,203,450.00   10.19% > 40           5,713,450.00   2.88%  276759.59  7.542          0
90.01 - 95.00    5,229,732.92    2.64% > 40           2,053,200.00   1.04%  217905.54  8.077          0
-------------------------------------------------------------------------------------------------------
TOTAL          198,288,234.69  100.00%              108,883,764.80  54.91%  207197.74   6.94          0
=======================================================================================================
LTV: AVERAGE            79.57     MIN: 22.24                  MAX:     95

                                                  % W/
                                              Piggyback  % SFD/  % Owner          % Cashout
LTV            WA FICO  WA LTV  WA DTI  % IO     second     PUD     Occ   % Full       Refi
-------------------------------------------------------------------------------------------

0.00 - 59.99       656   48.31   39.05   100          0    94.5      100   49.73      98.55
60.00 - 69.99      637   64.93   40.49   100          0   85.63      100   47.98      90.76
70.00 - 79.99      629    77.7      41   100          0   91.14      100   71.62      52.68
80.00 - 80.00      648      80    41.6   100          0    88.2      100   61.86      22.99
80.01 - 85.00      625   84.03   40.52   100          0   90.62      100   50.13      93.71
85.01 - 90.00      635   89.75   42.07   100          0   83.96    94.63   39.41      80.93
90.01 - 95.00      623   94.71   42.21   100          0   80.68      100   74.34      77.54
-------------------------------------------------------------------------------------------
TOTAL              641   79.57   41.37   100          0   88.29    99.45   59.79      45.13
===========================================================================================
LTV: AVERAGE


OCCUPANCY TYPE



                     Total Balance
                ----------------------    WA Loan           % Covered by                                        % Owner  % Cashout
Occupancy Type      Amount       %[2]     Balance    WAC   Mortgage Ins.  WA. FICO  WA  LTV  WA DTI  % SFD/PUD      Occ       Refi
----------------------------------------------------------------------------------------------------------------------------------

Owner Occupied  197,203,684.69   99.45%  206712.46  6.936              0       641    79.51   41.33      88.23      100      45.28
Vacation          1,084,550.00    0.55%  361516.67  7.771              0       655    89.96   48.53        100        0       17.8
----------------------------------------------------------------------------------------------------------------------------------
TOTAL           198,288,234.69  100.00%  207197.74   6.94              0       641    79.57   41.37      88.29    99.45      45.13
==================================================================================================================================


DOCUMENTATION TYPE



                                 Total Balance
                           ------------------------     WA Loan           % Covered by
Doc Type                       Amount       %[2]        Balance    WAC   Mortgage Ins.
--------------------------------------------------------------------------------------

Alternative Documentation    5,452,700.00  0.02749886  227195.83  6.858              0
Full Documentation         118,551,392.11  0.59787406  181548.84  6.773              0
Stated Documentation        74,284,142.58  0.37462708  265300.51  7.213              0
-------------------------------------------            ------------------
TOTAL                      198,288,234.69      100.00% 207197.74   6.94              0
=========================================================================

                                                                % Owner  % Cashout
Doc Type                   WA FICO  WA  LTV  WA DTI  % SFD/PUD      Occ       Refi
----------------------------------------------------------------------------------

Alternative Documentation      634    84.27   37.03      95.45      100      26.73
Full Documentation             631    79.56   42.16      90.23    99.84       40.6
Stated Documentation           658    79.22   40.41      84.67     98.8      53.72
-----------------------------------------------------         --------------------
TOTAL                          641    79.57   41.37      88.29    99.45      45.13
==================================================================================


NOTE: CELLS IN RED FONT ARE CALCULATIONS        COLLATERAL CUTS FOR SECOND LIENS

FICO DISTRIBUTION



                                                                                              % Covered by
                       Total Balance                 Adjusted Balance[1]     WA Loan            Mortgage
FICO                     Amount     %[2]     LTV            Amount   %[2]    Balance     WAC       Ins.
----------------------------------------------------------------------------------------------------------

FICO NA                            0.00%  > 65.0                     0.00%
0 - 500                            0.00%  > 65.0                     0.00%
551 - 575          1,403,225.85    2.85%  > 70.0      1,403,225.85   2.85%  40092.17  10.938             0
576 - 600         12,248,919.02   24.91%  > 70.0     12,248,919.02  24.91%  30095.62  10.848             0
601 - 620          8,415,445.68   17.11%  > 70.0      8,415,445.68  17.11%  31284.18  10.848             0
621 - 650         10,222,211.01   20.79%  > 70.0     10,203,811.01  20.75%  35007.57  10.614             0
651 - 680          9,380,758.91   19.08%  > 80.0      9,380,758.91  19.08%     43031  10.743             0
681 - 700          3,166,651.45    6.44%  > 80.0      3,166,651.45   6.44%  49478.93   10.49             0
701 - 750          3,417,754.25    6.95%  > 85.0      3,417,754.25   6.95%  47468.81  10.611             0
751 - 800            918,202.35    1.87%  > 85.0        918,202.35   1.87%  45910.12  10.247             0
----------------------------------------------------------------------------------------------------------
TOTAL             49,173,168.52  100.00%                49,154,769  99.96%  35710.36  10.731             0
==========================================================================================================
   FICO: AVERAGE          635.4             MIN:               560   MAX:        795

                                                                                 % Cashout
FICO              WA FICO  WA LTV  WA DTI  % SFD/PUD   % Owner Occ.  % Full Doc       Refi
------------------------------------------------------------------------------------------

FICO NA
0 - 500
551 - 575             568   99.99   39.88       97.86           100         100          0
576 - 600             589    99.9   42.23        93.9           100         100       3.79
601 - 620             610   99.83   41.52       89.53           100         100          8
621 - 650             636   99.72   41.13       88.12           100       75.38       8.29
651 - 680             664    99.8   41.19        89.4           100       43.27       9.69
681 - 700             689    99.8   42.29       71.28           100       33.95       6.52
701 - 750             722   99.88   40.89       84.11           100       25.46          4
751 - 800             772   99.51   38.62       81.27           100       44.83       5.45
------------------------------------------------------------------------------------------
TOTAL                 635   99.82   41.46       88.83           100       73.59       6.69
==========================================================================================
   FICO: AVERAGE


DEBT-TO INCOME (DTI) DISTRIBUTION



                                                                                                % Covered by
                       Total Balance                    Adjusted Balance[1]    WA Loan            Mortgage
DTI                      Amount     %[2]   FICO               Amount   %[2]    Balance     WAC       Ins.
------------------------------------------------------------------------------------------------------------

0.01 - 20.00         871,528.52    1.77%  < 550                        0.00%  33520.33   10.43             0
20.01 - 25.00      1,455,071.83    2.96%  < 550                        0.00%  33838.88  10.781             0
25.01 - 30.00      2,209,500.75    4.49%  < 575                        0.00%  28694.81  10.728             0
30.01 - 35.00      4,816,318.84    9.79%  < 575           209,336.54   0.43%  31073.02  10.673             0
35.01 - 40.00      9,096,392.65   18.50%  < 600         2,203,448.56   4.48%  35812.57  10.712             0
40.01 - 45.00     10,382,386.43   21.11%  < 625         4,837,664.79   9.84%  35801.33  10.754             0
45.01 - 50.00     16,691,135.63   33.94%  < 650        10,683,881.74  21.73%  39089.31  10.731             0
50.01 - 55.00      3,604,083.68    7.33%  < 675         3,270,601.47   6.65%   34991.1  10.834             0
55.01 >=              46,750.19    0.10%  < 700            21,550.19   0.04%   23375.1  11.573             0
------------------------------------------------------------------------------------------------------------
TOTAL             49,173,168.52  100.00%                  21,226,483  43.17%  35710.36  10.731             0
============================================================================================================
   DTI: AVERAGE           41.46            MIN:                  6.8    MAX:        57

                                                                                % Cashout
DTI               WA FICO  WA LTV  WA DTI  % SFD/PUD  % Owner Occ.  % Full Doc       Refi
-----------------------------------------------------------------------------------------

0.01 - 20.00          643   99.98   14.71        100           100       62.17       2.38
20.01 - 25.00         635   99.55   22.71        100           100       76.29       5.35
25.01 - 30.00         640   99.63   27.94      93.06           100        66.9       2.96
30.01 - 35.00         631   99.79   32.78      92.14           100       77.25       4.47
35.01 - 40.00         634   99.84   37.82      87.06           100       74.46       7.05
40.01 - 45.00         639   99.88   42.69         90           100       69.77       3.92
45.01 - 50.00         637   99.82    47.7      86.97           100       72.37       6.93
50.01 - 55.00         624   99.81   51.91      84.24           100       88.67      18.85
55.01 >=              658     100   56.91        100           100         100       53.9
-----------------------------------------------------------------------------------------
TOTAL                 635   99.82   41.46      88.83           100       73.59       6.69
=========================================================================================
   DTI: AVERAGE


LOAN-TO- VALUE (LTV) DISTIBUTION



                                                                                         % Covered by
                       Total Balance             Adjusted Balance[1]   WA Loan           Mortgage
LTV                      Amount    %[2]    DTI         Amount   %[2]   Balance     WAC       Ins.
-----------------------------------------------------------------------------------------------------

*60.00                             0.00%  > 40                  0.00%
60.01 - 70.00                      0.00%  > 40                  0.00%
70.00 - 79.99         18,400.00    0.04%  > 40      18,400.00   0.04%    18400    12.5             0
80.01 - 85.00         18,982.08    0.04%  > 40                  0.00% 18982.08    11.5             0
85.01 - 90.00         62,994.34    0.13%  > 40                  0.00% 20998.11  11.956             0
90.01 - 95.00        934,978.62    1.90%  > 40     271,452.13   0.55% 40651.24   10.82             0
95.01 - 99.99      7,893,144.63   16.05%  > 40   4,757,951.67   9.68%  31198.2  10.641             0
100.00 - 100.00   40,244,668.85   81.84%  > 40  25,521,898.41  51.90% 36719.59  10.744             0
-----------------------------------------------------------------------------------------------------
TOTAL             49,173,168.52  100.00%        30,569,702.21  62.17% 35710.36  10.731             0
=====================================================================================================
   LTV: AVERAGE           99.82    MIN:  76.67                 MAX:    100

                                                                            % Cashout
LTV               WA FICO  WA LTV  WA DTI  % SFD/PUD  % Owner Occ.  % Full       Refi
-------------------------------------------------------------------------------------

*60.00
60.01 - 70.00
70.00 - 79.99         624   76.67    51.7          0           100     100        100
80.01 - 85.00         658      85   44.43        100           100       0          0
85.01 - 90.00         609   89.77   32.01        100           100     100       76.2
90.01 - 95.00         652   94.73   38.88      74.39           100   46.04       21.6
95.01 - 99.99         625   99.67   41.77      93.36           100   87.81       4.96
100.00 - 100.00       637     100   41.46       88.3           100   71.43       6.53
-------------------------------------------------------------------------------------
TOTAL                 635   99.82   41.46      88.83           100   73.59       6.69
=====================================================================================
   LTV: AVERAGE


OCCUPANCY TYPE



                    Total Balance       WA Loan           % Covered by                                                    % Cashout
Occupancy Type         Amount    %[2]   Balance     WAC  Mortgage Ins.  WA. FICO  WA LTV  WA DTI  % SFD/PUD  % Owner Occ       Refi
-----------------------------------------------------------------------------------------------------------------------------------

Owner Occupied  49,173,168.52  100.00% 35710.36  10.731              0       635   99.82   41.46      88.83          100       6.69
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           49,173,168.52  100.00% 35710.36  10.731              0       635   99.82   41.46      88.83          100       6.69
===================================================================================================================================


DOCUMENTATION TYPE



                                 Total Balance        WA Loan           % Covered by
Doc Type                          Amount       %[2]   Balance     WAC  Mortgage Ins.  WA FICO
---------------------------------------------------------------------------------------------

Alternative Documentation   1,189,634.61  0.0241928  41021.88  10.303              0      654
Full Documentation         36,188,993.31    0.73595   32809.6  10.738              0      620
Stated Documentation       11,794,540.60  0.2398572  48140.98  10.753              0      682
---------------------------------------------------------------------------------------------
TOTAL                      49,173,168.52    100.00%  35710.36  10.731              0      635
=============================================================================================

                                                      % Owner  % Cashout
Doc Type                   WA LTV  WA DTI  % SFD/PUD      Occ       Refi
------------------------------------------------------------------------

Alternative Documentation   99.75   36.64      79.37      100       8.07
Full Documentation          99.85   41.71      91.13      100       7.54
Stated Documentation        99.72   41.17      82.73      100       3.94
------------------------------------------------------------------------
TOTAL                       99.82   41.46      88.83      100       6.69
========================================================================


PLEASE PROVIDE LOAN LEVEL DATA FOR THE FOLLOWING ATTRIBUTES

FICO   LTV   WAC   DTI   PRINCIPAL BALANCE
----   ---   ---   ---   -----------------

--------------------------------------------------------------------------------
WE NEED THESE MATRICES IN ADDITION TO STRATS
--------------------------------------------------------------------------------

AGGREGATE LOANS (FIRST LIEN ONLY)



FICO          % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ  % IO  WAC  MARGIN  % Second Lien (Simultaneous or Silent)
------------  ---------------  -------  -------  ----------  -----------  ----  ---  ------  --------------------------------------

520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


AGGREGATE LOANS (SECOND LIEN ONLY)



FICO          % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ  % IO  WAC  MARGIN  % Second Lien (Simultaneous or Silent)
------------  ---------------  -------  -------  ----------  -----------  ----  ---  ------  --------------------------------------

520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


Second Lien Loans
-----------------------------
FRM %
-----------------------------
ARM %
-----------------------------

IO LOANS



FICO          % of total deal  Avg LTV  Max LTV  % Full Doc  % Owner Occ  WAC  MARGIN  % Second Lien (Simultaneous or Silent)
------------  ---------------  -------  -------  ----------  -----------  ---  ------  --------------------------------------

520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:

For Non-MI
Loans-only



By LTV Bucket   % of total deal   Avg FICO   %<550 FICO   % full doc   % non owner
-------------   ---------------   --------   ----------   ----------   -----------

<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%


--------------------------------------------------------------------------------
WE NEEDS STRATS BROKEN OUT IN THIS FORMAT FOR TOTAL ARMS, TOTAL FIXED, TOTAL IO
LOANS SEPERATELY

WE ALSO NEED THIS FOR THE TOTAL POOL COMBINED
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS



                                                              % OF AGGREGATE
                             NUMBER    AGGREGATE ORIGINAL    PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
RANGE ($)                   OF LOANS    PRINCIPAL BALANCE   AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
-------------------------------------------------------------------------------------------------------------------------------

0 - 24,999.01                    36      $  1,800,000.00            0.66         $ 50,000.00     8.849     57.03            596
25,000.01 - 50,000.00            36      $  1,800,000.00            0.66         $ 50,000.00     8.849     57.03            596
50,000.01 - 75,000.00           373      $ 22,975,905.00            8.41         $ 61,597.60     9.066     81.92            618
75,000.01 - 100,000.00          255      $ 22,344,636.00            8.18         $ 87,626.02     8.221     79.66            618
100,000.01 - 125,000.00         193      $ 21,782,368.00            7.97         $112,862.01     7.776     78.43            620
125,000.01 - 150,000.00         210      $ 29,014,790.00           10.62         $138,165.67     7.590     77.06            621
150,000.01 - 175,000.00         141      $ 22,848,717.00            8.36         $162,047.64     7.422     76.23            620
175,000.01 - 200,000.00         105      $ 19,644,514.00            7.19         $187,090.61     7.172     75.19            628
200,000.01 - 225,000.00          87      $ 18,678,128.40            6.84         $214,691.13     7.236     76.48            629
225,000.01 - 250,000.00          62      $ 14,707,805.00            5.38         $237,222.66     6.952     73.97            629
250,000.01 - 275,000.00          72      $ 18,932,995.26            6.93         $262,958.27     7.056     78.12            629
275,000.01 - 300,000.00          51      $ 14,707,088.00            5.38         $288,374.27     7.180     77.12            629
300,000.01 - 333,700.00          39      $ 12,315,920.00            4.51         $315,792.82     7.077     82.13            645
333,700.01 - 350,000.00          15      $  5,148,250.00            1.88         $343,216.67     6.859     73.59            645
350,000.01 - 600,000.00          84      $ 34,724,610.00           12.71         $413,388.21     6.837     78.81            663
600,000.01 - 1,000,000.00        22      $ 13,542,869.00            4.96         $615,584.95     6.417     76.20            676
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,745      $273,168,595.66          100.00         $156,543.61     7.436     77.67            632


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE



                                       AGGREGATE PRINCIPAL     % OF AGGREGATE
                             NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
RANGE ($)                   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
--------------------------------------------------------------------------------------------------------------------------------

0 - 24,999.01                    37      $  1,845,472.41             0.68         $ 49,877.63     8.849     57.03            593
25,000.01 - 50,000.00            37      $  1,845,472.41             0.68         $ 49,877.63     8.849     57.03            593
50,000.01 - 75,000.00           372      $ 22,882,875.51             8.39         $ 61,513.11     9.067     81.98            618
75,000.01 - 100,000.00          255      $ 22,303,650.66             8.18         $ 87,465.30     8.221     79.66            618
100,000.01 - 125,000.00         194      $ 21,860,642.96             8.02         $112,683.73     7.772     78.42            620
125,000.01 - 150,000.00         209      $ 28,837,119.18            10.58         $137,976.65     7.594     77.07            620
150,000.01 - 175,000.00         141      $ 22,807,941.45             8.36         $161,758.45     7.423     76.23            620
175,000.01 - 200,000.00         105      $ 19,608,427.78             7.19         $186,746.93     7.172     75.20            628
200,000.01 - 225,000.00          87      $ 18,646,606.99             6.84         $214,328.82     7.236     76.48            629
225,000.01 - 250,000.00          62      $ 14,678,013.92             5.38         $236,742.16     6.952     73.97            629
250,000.01 - 275,000.00          72      $ 18,897,670.02             6.93         $262,467.64     7.056     78.12            629
275,000.01 - 300,000.00          52      $ 14,978,653.63             5.49         $288,051.03     7.165     77.58            629
300,000.01 - 333,700.00          38      $ 11,995,166.18             4.40         $315,662.27     7.093     81.68            644
333,700.01 - 350,000.00          15      $  5,139,504.08             1.88         $342,633.61     6.860     73.59            645
350,000.01 - 600,000.00          84      $ 34,663,282.56            12.71         $412,658.13     6.837     78.81            663
600,000.01 - 1,000,000.00        22      $ 13,521,050.35             4.96         $614,593.20     6.417     76.19            676
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632


CURRENT MORTGAGE RATES OF MORTGAGE LOANS



                                AGGREGATE PRINCIPAL     % OF AGGREGATE
                      NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
MORTGAGE RATES (%)   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
-------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499              3      $    938,918.20             0.34         $312,972.73     5.425     65.70            664
5.500 - 5.999             88      $ 24,867,818.63             9.12         $282,588.85     5.869     70.16            692
6.000 - 6.499            170      $ 37,128,390.03            13.62         $218,402.29     6.322     75.94            659
6.500 - 6.999            322      $ 64,045,724.89            23.49         $198,899.77     6.784     76.15            638
7.000 - 7.499            200      $ 32,800,963.37            12.03         $164,004.82     7.253     77.94            628
7.500 - 7.999            285      $ 44,431,311.37            16.30         $155,899.34     7.755     78.99            616
8.000 - 8.499            143      $ 17,289,838.49             6.34         $120,907.96     8.265     82.11            618
8.500 - 8.999            205      $ 23,286,356.47             8.54         $113,591.98     8.735     81.37            607
9.000 - 9.499             83      $  7,641,237.40             2.80         $ 92,063.10     9.249     80.90            589
9.500 - 9.999            106      $  9,795,876.00             3.59         $ 92,413.92     9.718     82.21            583
10.000 - 10.499           54      $  4,233,110.37             1.55         $ 78,390.93    10.249     81.44            596
10.500 - 10.999           40      $  2,894,360.72             1.06         $ 72,359.02    10.756     82.72            585
11.000 - 11.499           17      $  1,223,573.69             0.45         $ 71,974.92    11.155     83.73            605
11.500 - 11.999           24      $  1,703,891.01             0.62         $ 70,995.46    11.592     89.95            601
12.000 - 12.499            3      $    177,896.75             0.07         $ 59,298.92    12.000     91.51            595
12.500 - 12.999            1      $     59,945.59             0.02         $ 59,945.59    12.800     68.18            524
13.000 - 13.499            1      $    146,864.70             0.05         $146,864.70    13.150     70.00            516
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS



                                 AGGREGATE PRINCIPAL     % OF AGGREGATE
                       NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
ORIGINAL TERM (MOS)   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
--------------------------------------------------------------------------------------------------------------------------

000 - 180                  98      $  8,680,591.00             3.18         $ 88,577.46    8.006      71.13            610
181 - 240                  79      $  8,651,013.12             3.17         $109,506.50    7.579      69.84            621
241 - 360               1,568      $255,334,473.56            93.64         $162,840.86    7.412      78.16            633
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,745      $272,666,077.68           100.00         $156,255.63    7.437      77.67            632


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS



                                  AGGREGATE PRINCIPAL     % OF AGGREGATE
                        NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
REMAINING TERM (MOS)   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
---------------------------------------------------------------------------------------------------------------------------

061 - 120                    4      $    329,335.35             0.12         $ 82,333.84     8.080     78.64            633
121 - 180                   94      $  8,351,255.65             3.06         $ 88,843.15     8.003     70.84            609
181 - 240                   79      $  8,651,013.12             3.17         $109,506.50     7.579     69.84            621
301 - 360                1,568      $255,334,473.56            93.64         $162,840.86     7.412     78.16            633
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632




                                AGGREGATE PRINCIPAL     % OF AGGREGATE
                      NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
MORTGAGE INSURANCE   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
-------------------------------------------------------------------------------------------------------------------------

YES                    1,200      $272,666,077.68               69%        $156,255.63     7.437     77.67            632
NO                       545      $272,666,077.68               31%        $156,255.63     7.437     77.67            632
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632




                    AGGREGATE PRINCIPAL     % OF AGGREGATE
          NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
LIEN     OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
-------------------------------------------------------------------------------------------------------------

1          1,200      $272,666,077.68               69%        $156,255.63     7.437     77.67            632
2            545      $272,666,077.68               31%        $156,255.63     7.437     77.67            632
-------------------------------------------------------------------------------------------------------------
TOTAL:     1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632




                            AGGREGATE PRINCIPAL     % OF AGGREGATE
                  NUMBER       BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT   WA GROSS      WA             WA
SEASONING(MOS)   OF LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE        CPN     COMBLTV   GWAC   FICO
---------------------------------------------------------------------------------------------------------------------

1                  1,200      $272,666,077.68               69%        $156,255.63     7.437     77.67            632
2                    545      $272,666,077.68               31%        $156,255.63     7.437     77.67            632
---------------------------------------------------------------------------------------------------------------------
TOTAL:             1,745      $272,666,077.68           100.00         $156,255.63     7.437     77.67            632


COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS



                                   AGGREGATE   % OF AGGREGATE
                                   PRINCIPAL        PRINCIPAL
                 NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
COMBINED LTVS        LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------

0.01 - 25.00             8   $    494,260.04             0.18   $ 61,782.51      7.645        18.59              585
25.01 - 30.00            7   $    649,175.02             0.24   $ 92,739.29      7.243        26.79              676
30.01 - 35.00            4   $    528,681.96             0.19   $132,170.49      7.034        32.30              599
35.01 - 40.00           17   $  1,924,793.28             0.71   $113,223.13      7.012        37.70              638
40.01 - 45.00           17   $  2,519,239.15             0.92   $148,190.54      6.589        43.15              625
45.01 - 50.00           34   $  5,325,694.65             1.95   $156,638.08      6.932        48.37              626
50.01 - 55.00           42   $  7,342,351.97             2.69   $174,817.90      6.882        53.09              608
55.01 - 60.00           80   $ 12,415,461.96             4.55   $155,193.27      7.131        57.82              613
60.01 - 65.00          115   $ 18,625,286.40             6.83   $161,959.01      7.199        63.39              604
65.01 - 70.00          141   $ 24,571,588.46             9.01   $174,266.58      7.252        68.65              619
70.01 - 75.00          202   $ 34,009,753.02            12.47   $168,365.11      7.283        73.85              624
75.01 - 80.00          371   $ 59,185,319.73            21.71   $159,529.16      7.454        79.51              628
80.01 - 85.00          208   $ 33,894,983.91            12.43   $162,956.65      7.531        84.44              636
85.01 - 90.00          224   $ 38,786,385.48            14.22   $173,153.51      7.512        89.63              651
90.01 - 95.00           89   $ 13,578,232.03             4.98   $152,564.40      7.830        94.73              654
95.01 - 100.00         186   $ 18,814,870.62             6.90   $101,155.22      8.257        99.83              664
--------------------------------------------------------------------------------------------------------------------
TOTAL:               1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
====================================================================================================================


OWNER OCCUPANCY OF MORTGAGE LOANS



                                    AGGREGATE   % OF AGGREGATE
                                    PRINCIPAL        PRINCIPAL
                  NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
OWNER OCCUPANCY       LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
---------------------------------------------------------------------------------------------------------------------

OWNER                 1,546   $241,090,891.77            88.42   $155,944.95      7.386        77.88              627
INVESTMENT              173   $ 27,166,510.37             9.96   $157,031.85      7.923        76.31              670
SECOND HOME              26   $  4,408,675.54             1.62   $169,564.44      7.209        74.38              653
---------------------------------------------------------------------------------------------------------------------
TOTAL:                1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
=====================================================================================================================


PROPERTY TYPE OF MORTGAGE LOANS



                                               AGGREGATE   % OF AGGREGATE
                                               PRINCIPAL        PRINCIPAL
                             NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
PROPERTY TYPES                   LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------------

SINGLE FAMILY DETACHED           1,265   $191,953,110.31            70.40   $151,741.59      7.420        77.74              628
2-4 FAMILY DETACHED                153   $ 30,187,647.67            11.07   $197,304.89      7.472        77.02              658
2-4 FAMILY ATTACHED                 59   $ 14,296,631.98             5.24   $242,315.80      7.181        76.71              656
PUD DETACHED                        73   $ 11,608,639.01             4.26   $159,022.45      7.417        77.92              624
SINGLE FAMILY ATTACHED              64   $  8,715,650.33             3.20   $136,182.04      7.548        77.66              607
CONDO 1-4 STORIES ATTACHED          56   $  7,734,909.64             2.84   $138,123.39      7.585        75.41              630
MANUFACTURED HOME DETACHED          56   $  5,402,801.24             1.98   $ 96,478.59      7.879        80.86              650
PUD ATTACHED                        13   $  2,007,984.61             0.74   $154,460.35      8.043        86.92              606
CONDO 5 STORIES+                     6   $    758,702.89             0.28   $126,450.48      7.847        76.88              649
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
================================================================================================================================


LOAN PURPOSE OF MORTGAGE LOANS



                                   AGGREGATE   % OF AGGREGATE
                                   PRINCIPAL        PRINCIPAL
                 NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
LOAN PURPOSE         LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------

CASH OUT             1,223   $198,281,838.51            72.72   $162,127.42      7.373        75.01              622
PURCHASE               383   $ 53,754,892.31            19.71   $140,352.20      7.698        87.46              668
RATE/TERM REFI         139   $ 20,629,346.86             7.57   $148,412.57      7.367        77.69              631
--------------------------------------------------------------------------------------------------------------------
TOTAL:               1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
====================================================================================================================


DOCUMENT TYPE OF MORTGAGE LOANS



                                       AGGREGATE   % OF AGGREGATE
                                       PRINCIPAL        PRINCIPAL
                     NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
DOCUMENT TYPE            LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
------------------------------------------------------------------------------------------------------------------------

FULL                     1,185   $173,589,569.35            63.66   $146,489.09      7.386        78.64              624
STATED INCOME              548   $ 97,126,767.34            35.62   $177,238.63      7.524        75.88              645
NO INCOME/NO ASSET           8   $  1,419,783.99             0.52   $177,473.00      7.660        81.27              699
LIMITED INCOME               4   $    529,957.00             0.19   $132,489.25      7.266        78.90              631
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
========================================================================================================================


PRODUCT TYPE OF MORTGAGE LOANS



                                 AGGREGATE   % OF AGGREGATE
                                 PRINCIPAL        PRINCIPAL
               NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
PRODUCT TYPE       LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
------------------------------------------------------------------------------------------------------------------

FIX                1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
------------------------------------------------------------------------------------------------------------------
TOTAL:             1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
==================================================================================================================


**   FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

**   FOR IO LOANS PLEASE INCLUDE LENGTH OF AMMORTIZATION TERM AND FIXED RATE
     TERM ( 2YR, 3YR, 5YR, 10YR)

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS



                                  AGGREGATE   % OF AGGREGATE
                                  PRINCIPAL        PRINCIPAL
                NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
STATE               LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
-------------------------------------------------------------------------------------------------------------------

NEW YORK              263   $ 60,545,771.54            22.21   $230,212.06      7.071        75.44              646
CALIFORNIA            248   $ 53,637,623.73            19.67   $216,280.74      6.915        74.44              636
MASSACHUSETTS         119   $ 22,677,824.69             8.32   $190,569.96      7.309        76.96              644
OTHER                 232   $ 25,958,379.18             9.52   $111,889.57      7.769        84.20              624
-------------------------------------------------------------------------------------------------------------------
TOTAL:              1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
===================================================================================================================


PREPAY PENALTY FOR MORTGAGE LOANS



                                       AGGREGATE   % OF AGGREGATE
                                       PRINCIPAL        PRINCIPAL
                     NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
PREPAY PENALTY           LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
------------------------------------------------------------------------------------------------------------------------

HAS PREPAY PENALTY       1,313   $222,455,552.22            81.59   $169,425.40      7.286        77.43              636
NONE                       432   $ 50,210,525.46            18.41   $116,228.07      8.104        78.72              617
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
========================================================================================================================


PREPAY TERM FOR MORTGAGE LOANS



                                      AGGREGATE   % OF AGGREGATE
                                      PRINCIPAL        PRINCIPAL
                    NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
PREPAY TERM             LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
-----------------------------------------------------------------------------------------------------------------------

12                        280   $ 65,443,616.94            24.00   $233,727.20      7.024        75.18              645
24                         73   $  6,647,308.69             2.44   $ 91,059.02      8.866        87.30              645
30                          4   $    876,271.01             0.32   $219,067.75      8.796        86.38              606
36                        956   $149,488,355.58            54.82   $156,368.57      7.321        77.93              631
NO PREPAY PENALTY         432   $ 50,210,525.46            18.41   $116,228.07      8.104        78.72              617
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67              632
=======================================================================================================================


FICO SCORES OF MORTGAGE LOANS



                                  AGGREGATE   % OF AGGREGATE
                                  PRINCIPAL        PRINCIPAL
                NUMBER OF     BALANCE AS OF    BALANCE AS OF   AVG CURRENT   WA GROSS
FICO SCORES         LOANS      CUT-OFF DATE     CUT-OFF DATE       BALANCE        CPN   WA COMBLTV   GWAC   WA FICO
-------------------------------------------------------------------------------------------------------------------

520-539               116   $ 13,996,311.29             5.13   $120,657.86      8.724        73.65            514
540-559               142   $ 18,954,708.94             6.95   $133,483.87      8.195        71.53            538
560-579               144   $ 21,324,425.54             7.82   $148,086.29      7.865        72.41            563
580-599               178   $ 25,662,624.34             9.41   $144,172.05      7.722        74.69            588
600-619               306   $ 47,599,255.14            17.46   $155,553.12      7.426        77.14            613
ETC.                    2   $    694,810.19             0.25   $347,405.10      5.655        76.66            812
NOT AVAILABLE          10   $    806,064.68             0.30   $ 80,606.47      9.128        66.01          NO DATA
-------------------------------------------------------------------------------------------------------------------
TOTAL:              1,745   $272,666,077.68           100.00   $156,255.63      7.437        77.67            632
===================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                 |
                                 |                              www.AegisFunding.com
                                 |   FOCUS+                                                           Call 877.584.7424 today
[Aegis FUNDING CORPORATION LOGO] |      PROGRAM      Interest Only Credit Matrix Effective 06.21.05
                                 |
------------------------------------------------------------------------------------------------------------------------------------

                                       A+             A             A-             B           *80/20 Combo (80% First Mortgage)
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY
(12 mo. lookback period)             0x30           1x30           3x30          1x60     1x30 Full Doc / 0x30 Alt Doc / 0x30 Stated
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                                                  580 - 0x30 Full Doc
(Use the middle of three                                            580                               600 - 1x30 Full Doc
or lower of two credit                                                                                     620 Alt Doc
scores on the primary                                                                                      640 Stated
wage earner)
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT HISTORY                  All loans with LTVs > 85% and > 620 score, must have a two year credit history with a minimum of 3 tradelines.
                      One must be 12 mos. installment or 24 mos. revolving reporting 0x30 or Price & LTV & 600 score
------------------------------------------------------------------------------------------------------------------------------------
LOAN TERMS                                   30/15, 30/30, 2/28, 3/27                              30/15, 30/30, 2/28, 3/27
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM LOAN AMOUNT                                   $40,000                                               $60,000
------------------------------------------------------------------------------------------------------------------------------------
DEBT TO INCOME                                          50%                                                    50%
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                Chapter 7 > 2 years                           Chapter 7 > 18 months
                             from Discharge                                 from Discharge
                          --------------------------------------------------------------------
                                                                                                 Chapter 7 > 2 months from Discharge
                          Chapter 13 > 2 years   Chapter 13 > 2 years   Chapter 13 > 18 months   Chapter 13 > 2 years from Discharge
                             from Discharge           from Filing             from Filing
------------------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                            3 years                                  2 years                        3 years
------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE CHARGEOFFS,    Items up to $1000   Items up to $1500   Items up to $2500 need not be paid   Items up to $1000 need not be
COLLECTIONS & JUDGEMENTS  ----------------------------------------------------------------------------------------------------------
                                                                                                      paid > 1 year need not be paid
                          o > 1 year need                         o If CLTV =/<75% Derogs ignored         Stated Wage Earner - No
                            not be paid                             if not affecting title            judgments or tax liens past 24
                          o Any item affecting                    o Medical collections not                      months
                            title must be paid                      considered in grading                 Medical collections not
                                                                                                           considered in grading
------------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOCUMENTATION    600 95% LTV = $500,000  600 95% LTV = $500,000  580 90% LTV = $600,000  580 85% LTV = $550,000
MINIMUM CREDIT SCORE,     580 90% LTV = $600,000  580 90% LTV = $600,000
LTV & MAX LOAN AMOUNTS    580 85% LTV = $650,000  580 85% LTV = $650,000                                580 Full 80% LTV=$600,000
                          580 80% LTV = $700,000  580 80% LTV = $700,000                                 620 Alt 80% LTV=$600,000
                          580 75% LTV = $750,000  580 75% LTV = $750,000
------------------------------------------------------------------------------------------------------------------------------------
STATED DOCUMENTATION      580 90% LTV = $500,000  620 90% LTV = $500,000  580 80% LTV = $500,000  580 75% LTV = $450,000
(SELF EMPLOYED & WAGE     580 85% LTV = $550,000  580 85% LTV = $550,000
EARNER) MINIMUM CREDIT    580 80% LTV = $600,000  580 80% LTV = $600,000                                640 Stated 80% LTV=$520,000
SCORE, LTV & MAX LOAN     580 75% LTV = $650,000  580 75% LTV = $650,000
AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTMENTS                         No reduction for 2 Units                              No reduction for 2 Units
TO LTV UP TO A 20%                              No reduction for Condos                               No reduction for Condos
MAXIMUM                                              5% for Rural                                       Rural - Not allowed
                          5% for Attached Housing Purchase Money loans, excluding Townhomes;        Second homes - Not allowed
                                   No reduction for Attached Housing Refinance loans            Manufactured and/or Modular homes-
                                    Manufactured and/or Modular homes- Not allowed                         Not allowed
                                                3-4 Units - Not allowed                       Attached Housing, excluding Townhomes-
                                                Non-owner - Not allowed                                    Not allowed
                                                                                                      3-4 Units - Not allowed
                                                                                                      Non-owner - Not allowed
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CLTV                                           95% CLTV                                   100% CLTV - Max 80% LTV on 1st
                                           100% CLTV - Max 80% LTV on 1st
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CASHOUT                                        $150,000                           $50,000 for the combined 1st and 2nd liens
------------------------------------------------------------------------------------------------------------------------------------
SEASONING                                             12 Months                                            12 months
------------------------------------------------------------------------------------------------------------------------------------
DOWN PAYMENT                                        Sourced Only                                  Sourced Only, 2 months PITI
                          ----------------------------------------------------------------------------------------------------------
SELLER CONCESSIONS                                       6%                                                    6%
------------------------------------------------------------------------------------------------------------------------------------
DISPOSABLE INCOME                   $550 for 1 person / $750 for 2 persons / $1000           $550 for 1 person / $750 for 2 persons
                                                 for 3 or more persons                            / $1000 for 3 or more persons
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC]

*Note: The 80/20 Combo product is not available in the following states: AR, MN,
NJ, TN   **Nonrecurring Closing Costs

Aegis Funding Corporation is an Equal Housing Lender. Intended for use only by mortgage professionals. Not for distribution to the general public. Unauthorized distribution is prohibited. Other terms and conditions may apply. All rates, fees and programs are subject to change without notice.

AEGIS ASSET BACKED SECURITIES TRUST 2005-4

NO PREAY STRESS



                                                              CLASS M2
                                        ---------------------------------------------------
                                             MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP              200 BP
PREPAY                                  1.00x Base Case   1.00x Base Case   1.00x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       20.40%            20.16%            19.53%
CDR - YIELD BREAK                            25.88             25.36             24.12
% CUM LOSS 1ST $ PRINCIPAL LOSS              20.38%            20.12%            19.49%
CDR - 1ST $ PRINCIPAL LOSS                   25.83             25.29             24.05

Loss Severity: 60%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       21.80%            21.36%            20.46%
CDR - YIELD BREAK                            15.70             15.25             14.38
% CUM LOSS 1ST $ PRINCIPAL LOSS              21.76%            21.31%            20.41%
CDR - 1ST $ PRINCIPAL LOSS                   15.66             15.20             14.33

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       18.05%            17.53%            16.75%
CDR - YIELD BREAK                            21.41             20.48             19.15
% CUM LOSS 1ST $ PRINCIPAL LOSS              18.02%            17.50%            16.71%
CDR - 1ST $ PRINCIPAL LOSS                   21.36             20.42             19.07

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       19.86%            19.21%            18.23%
CDR - YIELD BREAK                            13.85             13.24             12.35
% CUM LOSS 1ST $ PRINCIPAL LOSS              19.82%            19.17%            18.17%
CDR - 1ST $ PRINCIPAL LOSS                   13.81             13.20             12.30

                                                              CLASS M5
                                        ---------------------------------------------------
                                             MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP              200 BP
PREPAY                                  1.00x Base Case   1.00x Base Case   1.00x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       15.56%            15.18%            14.36%
CDR - YIELD BREAK                            17.27             16.65             15.42
% CUM LOSS 1ST $ PRINCIPAL LOSS              15.53%            15.14%            14.31%
CDR - 1ST $ PRINCIPAL LOSS                   17.22             16.59             15.35

Loss Severity: 60%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       16.62%            16.07%            15.04%
CDR - YIELD BREAK                            11.00             10.53              9.69
% CUM LOSS 1ST $ PRINCIPAL LOSS              16.57%            16.02%            14.99%
CDR - 1ST $ PRINCIPAL LOSS                   10.96             10.49              9.65

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       13.69%            13.11%            12.20%
CDR - YIELD BREAK                            14.48             13.65             12.42
% CUM LOSS 1ST $ PRINCIPAL LOSS              13.66%            13.07%            12.16%
CDR - 1ST $ PRINCIPAL LOSS                   14.44             13.60             12.36

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       15.10%            14.42%            13.35%
CDR - YIELD BREAK                             9.76              9.21              8.38
% CUM LOSS 1ST $ PRINCIPAL LOSS              15.06%            14.37%            13.29%
CDR - 1ST $ PRINCIPAL LOSS                    9.73              9.17              8.34

                                                              CLASS B3
                                        ---------------------------------------------------
                                               MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP              200 BP
PREPAY                                  1.00x Base Case   1.00x Base Case   1.00x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       10.69%            10.16%            9.14%
CDR - YIELD BREAK                            10.52              9.86             8.66
% CUM LOSS 1ST $ PRINCIPAL LOSS              10.61%            10.06%            9.03%
CDR - 1ST $ PRINCIPAL LOSS                   10.42              9.74             8.53

Loss Severity: 60%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       11.37%            10.72%            9.55%
CDR - YIELD BREAK                             6.95              6.48             5.67
% CUM LOSS 1ST $ PRINCIPAL LOSS              11.27%            10.60%            9.41%
CDR - 1ST $ PRINCIPAL LOSS                    6.88              6.40             5.58

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                        9.35%             8.71%            7.72%
CDR - YIELD BREAK                             8.92              8.18             7.08
% CUM LOSS 1ST $ PRINCIPAL LOSS               9.27%             8.62%            7.62%
CDR - 1ST $ PRINCIPAL LOSS                    8.83              8.08             6.98

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       10.30%             9.58%            8.43%
CDR - YIELD BREAK                             6.20              5.70             4.93
% CUM LOSS 1ST $ PRINCIPAL LOSS              10.21%             9.47%            8.33%
CDR - 1ST $ PRINCIPAL LOSS                    6.14              5.62             4.86


PREPAY STRESS



                                             MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP              200 BP
PREPAY                                  2.00x Base Case   1.00x Base Case   0.50x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                      17.20%             20.86%            25.24%
CDR - YIELD BREAK                           25.47              19.05             14.22
% CUM LOSS 1ST $ PRINCIPAL LOSS             17.19%             20.82%            25.16%
CDR - 1ST $ PRINCIPAL LOSS                  25.46              19.00             14.14

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                      12.63%             18.49%            22.18%
CDR - YIELD BREAK                           17.75              16.07             11.41
% CUM LOSS 1ST $ PRINCIPAL LOSS             15.73%             18.46%            22.10%
CDR - 1ST $ PRINCIPAL LOSS                  22.90              16.03             11.35

                                             MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP              200 BP
PREPAY                                  2.00x Base Case   1.00x Base Case   0.50x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       11.48%            15.70%            20.87%
CDR - YIELD BREAK                            15.92             12.90             10.36
% CUM LOSS 1ST $ PRINCIPAL LOSS              11.47%            15.66%            20.80%
CDR - 1ST $ PRINCIPAL LOSS                   15.91             12.86             10.30

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       10.38%            13.86%            18.25%
CDR - YIELD BREAK                            14.22             10.99              8.46
% CUM LOSS 1ST $ PRINCIPAL LOSS              10.37%            13.82%            18.18%
CDR - 1ST $ PRINCIPAL LOSS                   14.20             10.95              8.41

                                             MIN 0
FWD LIBOR/SWAP SHIFT                        -200 BP              BP             200 BP
PREPAY                                  2.00x Base Case   1.00x Base Case   0.50x Base Case
-------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% CUM LOSS YIELD BREAK                       5.91%             10.49%            16.23%
CDR - YIELD BREAK                            7.72               7.82              7.16
% CUM LOSS 1ST $ PRINCIPAL LOSS              5.88%             10.37%            16.05%
CDR - 1ST $ PRINCIPAL LOSS                   7.68               7.72              7.05

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% CUM LOSS YIELD BREAK                       5.32%              9.22%            14.12%
CDR - YIELD BREAK                            6.90               6.72              5.93
% CUM LOSS 1ST $ PRINCIPAL LOSS              5.30%              9.11%            13.96%
CDR - 1ST $ PRINCIPAL LOSS                   6.87               6.63              5.84


THIS INFORMATION IS BEING PROVIDED IN RESPONSE TO YOUR SPECIFIC REQUEST FOR
INFORMATION. THE INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU SOLELY BY
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) AND NOT THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. THE PRELIMINARY DESCRIPTION OF THE UNDER-
LYING ASSESTS HAS NOT BEEN INDEPENDENTLY VERIFIED BY CSFBC. CSFBC IS NOT ACTING
AS AGENT FOR THE ISSUER OR ITS AFFILIIATES IN CONNECTION WITH THE PROPOSED
transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any INVESTMENT
DECISION WITH RESPECT TO THE SECURITY SHOULD BE MADE BY YOU BASED SOLELY UPON
THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS. UNDER NO CIRCUMSTANCES SHALL
THE INFORMATION PRESENTED CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BY NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION. THE SECURITIES
MY NOT BE SOLD NOR MAY AN OFFER TO BUY BE ACCEPTED PRIOR TO THE DELIVERY OF A
FINAL PROSPECTUS RELATING TO THE SECURITES.

1 M5   Scenario 1    First Principal Writedown    10
1 M5   Scenario 2    First Principal Writedown    10
1 M5   Scenario 3    First Principal Writedown    10
1 m6   Scenario 4    First Principal Writedown    10
1 m6   Scenario 5    First Principal Writedown    10
1 m6   Scenario 6    First Principal Writedown    10
1 b1   Scenario 7    First Principal Writedown    10
1 b1   Scenario 8    First Principal Writedown    10
1 b1   Scenario 9    First Principal Writedown    10
1 b2   Scenario 10   First Principal Writedown    10
1 b2   Scenario 11   First Principal Writedown    10
1 b2   Scenario 12   First Principal Writedown    10

0 M5   Scenario 1    Discount Margin              61 Price   100
0 M5   Scenario 2    Discount Margin              61 Price   100
0 M5   Scenario 3    Discount Margin              61 Price   100
0 m6   Scenario 4    Discount Margin              65 Price   100
0 m6   Scenario 5    Discount Margin              65 Price   100
0 m6   Scenario 6    Discount Margin              65 Price   100
0 b1   Scenario 7    Discount Margin             115 Price   100
0 b1   Scenario 8    Discount Margin             115 Price   100
0 b1   Scenario 9    Discount Margin             115 Price   100
0 b2   Scenario 10   Discount Margin             125 Price   100
1 b2   Scenario 11   Discount Margin             125 Price   100
1 b2   Scenario 12   Discount Margin             125 Price   100

DISCLAIMER:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors.
Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

I: FICO-LTV



                                         Total         Average    Percent of
                                        Current        Current       total     Wtg Avg   Wtd Avg   Wtd Avg
Grouping                    Count       Balance        Balance      Balance      GWAC      DTI       LTV     % SFD   % PUD
-------------------------   -----   --------------   ----------   ----------   -------   -------   -------   -----   -----

FICO 500-524 and LTV > 65     338    42,785,492.50   126,584.30       4.33      8.887     41.04     77.63    83.74   10.68
FICO 525-549 and LTV > 65     471    63,632,119.70   135,100.04       6.44      8.594     40.33     78.74     80.3    14.4
FICO 550-574 and LTV > 65     684    89,350,451.93   130,629.32       9.04      8.503     39.53     82.39    80.88   10.49
FICO 575-599 and LTV > 70   1,412   147,349,217.69   104,354.97      14.91      8.041      41.3     83.67    77.25    13.6
FICO 600-624 and LTV > 70   1,311   147,220,635.99   112,296.44       14.9      7.772     41.45     84.05    77.18   13.28
FICO 625-649 and LTV > 70     968   130,573,609.28   134,890.09      13.22      7.426     41.16     82.99       76   15.86
FICO 650-674 and LTV > 80     370    39,179,390.85   105,890.25       3.97      8.258     40.84     92.11     76.2    11.8
FICO 675-699 and LTV > 80     171    20,316,235.57   118,808.40       2.06      8.016     40.33     92.55    69.04   14.52
FICO 700-724 and LTV > 80     104    12,722,246.02   122,329.29       1.29      7.379     38.09     92.18     71.5   11.22
FICO 725-749 and LTV > 85      45     5,278,843.04   117,307.62       0.53      7.548     41.06     93.06     66.6   16.23
FICO 750-774 and LTV > 85      29     3,484,437.38   120,153.01       0.35      7.607      34.7      94.4     68.3   16.06
FICO 775-799 and LTV > 85      13     1,248,799.41    96,061.49       0.13      7.893      38.6     94.04    87.99       0

                             % Owner   % Full   % Alt   % Stated                                             WA
Grouping                    Occupied    Doc      Doc       Doc     % NINA    % IO   % CA    % NY    % FL    FICO
-------------------------   --------   ------   -----   --------   ------   -----   -----   -----   -----   ----

FICO 500-524 and LTV > 65     98.13      76.7    1.68     21.62         0       0    7.98    4.25   15.68    513
FICO 525-549 and LTV > 65     98.34      72.4    2.81      24.8         0       0    8.05    5.44   15.43    537
FICO 550-574 and LTV > 65     97.22     66.73    5.07      28.2         0    0.42    8.04    5.15   12.77    562
FICO 575-599 and LTV > 70     98.18     79.01    1.07     19.92         0   23.42    6.88    4.26    9.17    588
FICO 600-624 and LTV > 70     96.73     74.01    2.87     23.12         0   27.52   10.53    2.95   10.81    611
FICO 625-649 and LTV > 70     95.52     62.86    2.98     33.74      0.41   32.31   12.48    4.57    8.25    637
FICO 650-674 and LTV > 80     92.45     57.87    3.18     38.96         0   13.24    9.86     7.3   10.06    660
FICO 675-699 and LTV > 80     87.79     51.48    4.43     44.08         0   12.73    11.6   11.53   15.54    685
FICO 700-724 and LTV > 80     87.08     57.11     2.1     40.79         0    9.53    11.5    7.49    5.12    711
FICO 725-749 and LTV > 85     88.36     59.48    4.24     36.28         0    8.18    6.31    5.47    8.26    734
FICO 750-774 and LTV > 85     89.02     69.98    5.82      24.2         0    9.04   13.96     4.8    8.77    763
FICO 775-799 and LTV > 85     50.71     92.57       0      7.43         0       0    3.19   35.67   10.79    781


II: LTV-DTI



                                               Total         Average     Percent
                                              Current        Current    of total   Wtg Avg   Wtd Avg   Wtd Avg
Grouping                           Count      Balance        Balance     Balance     GWAC      DTI       LTV     % SFD   % PUD
--------------------------------   -----   -------------   ----------   --------   -------   -------   -------   -----   -----

LTV 60.00 64.99 and DTI gt 50         34    5,772,179.13   169,769.97     0.58      7.406     53.11     62.92    62.45    8.11
LTV 65.00 to 69.99 and DTI gt 50      27    5,337,722.22   197,693.42     0.54      7.302     52.99     67.91    68.98   17.51
LTV 70.00 74.99 and DTI gt 50         63   10,796,938.61   171,379.98     1.09      7.776      53.5     72.41    62.07   12.02
LTV 75.00 79.99 and DTI gt 50         75   11,668,188.04   155,575.84     1.18      7.569     52.05     77.78    79.67   15.87
LTV 80.00 84.99 and DTI gt 50        171   26,988,823.92   157,829.38     2.73      7.405     52.16     80.82       69   14.88
LTV 85.00 89.99 and DTI gt 50         45    7,815,161.77   173,670.26     0.79      7.977     52.67     87.56    83.51    2.83
LTV 90.00 94.99 and DTI gt 50         48    7,253,282.37   151,110.05     0.73      8.445      52.4     91.58    74.25   20.47
LTV 95.00 99.99 and DTI gt 50         37    3,140,269.17    84,872.14     0.32      9.406     53.61     97.04    78.07   20.06
LTV >= 100 and DTI gt 50              81    2,985,135.62    36,853.53      0.3      10.69     51.96       100    67.64   15.93
TOTAL:                               581   81,757,700.85   140,718.93     8.27      7.814     52.56     80.09     71.3   13.92

                                    % Owner   % Full   % Alt   % Stated                                             WA
Grouping                           Occupied     Doc      Doc       Doc    % NINA    % IO   % CA    % NY    % FL    FICO
--------------------------------   --------   ------   -----   --------   ------   -----   -----   -----   -----   ----

LTV 60.00 64.99 and DTI gt 50        87.51      67.1       0      32.9         0   10.27   29.24    8.93    6.15    596
LTV 65.00 to 69.99 and DTI gt 50     92.81     75.89       0     24.11         0       0   21.14       0    5.81    586
LTV 70.00 74.99 and DTI gt 50        93.77     62.53    2.35     35.12         0    6.01   17.25   15.34   12.31    571
LTV 75.00 79.99 and DTI gt 50        89.29     74.59    2.14     23.27         0   16.16   13.17   10.35    7.29    607
LTV 80.00 84.99 and DTI gt 50        95.91     84.93    3.17     11.89         0   23.13   11.81    4.78    8.84    616
LTV 85.00 89.99 and DTI gt 50        94.81     69.89    6.89     23.22         0   12.01    7.45   15.72    5.16    617
LTV 90.00 94.99 and DTI gt 50        92.47     76.57     8.9     14.53         0   12.47       0    0.91   12.41    606
LTV 95.00 99.99 and DTI gt 50          100     82.16   13.66      4.17         0   10.83    3.98    4.05       0    626
LTV >= 100 and DTI gt 50               100     90.71    2.68      6.61         0       0    3.96    2.68    6.69    627
TOTAL:                               93.79     76.57    3.74     19.69         0   14.13   12.51    7.55    8.23    605


III: DTI-FICO



                                              Total         Average     Percent
                                             Current        Current    of total   Wtg Avg   Wtd Avg   Wtd Avg
Grouping                         Count       Balance        Balance     Balance     GWAC      DTI       LTV     % SFD   % PUD
------------------------------   -----   --------------   ----------   --------   -------   -------   -------   -----   -----

DTI 20.00 24.99 and FICO < 525      28     2,237,163.39    79,898.69      0.23     8.831     22.84     70.06    94.38       0
DTI 25.00 29.99 and FICO < 550     101    10,254,466.52   101,529.37      1.04     8.711     27.63      71.4    83.26    12.1
DTI 30.00 34.99 and FICO < 575     252    28,108,410.86   111,541.31      2.84     8.767     32.48     77.06    81.59   13.31
DTI 35.00 39.99 and FICO < 600     522    60,832,327.09   116,537.03      6.16     8.308     37.38     78.07    80.22    11.9
DTI 40.00 44.99 and FICO < 625     929   119,871,049.28   129,032.35     12.13     8.093     42.46     79.17    79.68   12.11
DTI 45.00 49.99 and FICO < 650   1,478   197,862,679.68   133,871.91     20.03     7.891     47.51     80.08    75.78   12.84
DTI 50.00 54.99 and FICO < 675     613    85,719,927.93   139,836.75      8.68     7.965     51.66     78.67    74.87   12.62
DTI >= 55.00 and FICO < 700         72    11,687,194.84   162,322.15      1.18     8.126     55.41     76.37    67.33    8.19

                                  % Owner   % Full   % Alt   % Stated                                            WA
Grouping                         Occupied     Doc     Doc       Doc     % NINA    % IO    % CA   % NY   % FL    FICO
------------------------------   --------   ------   -----   --------   ------   -----   -----   ----   -----   ----

DTI 20.00 24.99 and FICO < 525     96.58     81.85       0     18.15         0       0    6.62      0   14.29    514
DTI 25.00 29.99 and FICO < 550     96.71     71.78       0     28.22         0       0    7.87   4.99     8.9    528
DTI 30.00 34.99 and FICO < 575     96.04     75.07    4.28     20.65         0       0    6.17   5.05   15.23    541
DTI 35.00 39.99 and FICO < 600      98.1      71.8    0.95     27.25         0   10.13    7.47   5.89    12.9    562
DTI 40.00 44.99 and FICO < 625     98.37     69.07     1.2     29.72         0   17.03   11.22   4.62   14.89    577
DTI 45.00 49.99 and FICO < 650     96.05     66.81    2.46     30.72         0   22.38   13.48   4.68   12.33    590
DTI 50.00 54.99 and FICO < 675     94.33     76.96    3.63     19.41         0    12.9   12.19   7.17    8.52    591
DTI >= 55.00 and FICO < 700        93.43     82.04    5.17     12.79         0    4.48   16.39   5.08    3.04    592


IV: STATED DOC



                           Total         Average     Percent
                          Current        Current    of total   Wtg Avg   Wtd Avg   Wtd Avg                    % Owner   % Full
Grouping       Count      Balance        Balance     Balance     GWAC      DTI       LTV     % SFD   % PUD   Occupied     Doc
------------   -----   -------------   ----------   --------   -------   -------   -------   -----   -----   --------   ------

FICO 500 524     104   16,108,590.88   154,890.30     1.63      8.982      41.8     67.49    80.79    13.2     97.12         0
FICO 525 549     132   21,983,532.97   166,541.92     2.22      8.422     41.06     68.45    80.85   13.16     98.73         0
FICO 550 574     190   29,255,301.46   153,975.27     2.96      8.521     41.08     76.22    77.66     8.1     94.11         0
FICO 575 599     226   39,925,427.91   176,661.19     4.04      8.122     41.43     77.06    74.05    7.74      94.4         0
FICO 600 625     218   40,716,470.63   186,772.80     4.12      7.993     40.39     80.87     76.7   11.78     92.27         0
FICO 625 649     297   50,507,466.65   170,058.81     5.11      7.568     40.77     80.21    75.18   17.07     92.14         0
FICO 650 674     363   51,710,148.23   142,452.20     5.23      7.588     40.42     81.69    71.64   12.23     95.36         0
FICO 675 699     216   35,953,392.90   166,450.89     3.64      7.266     40.19     79.39    55.05   23.89     93.58         0
FICO 700 725     112   20,301,442.64   181,262.88     2.05      7.236     40.06     81.63    65.11   17.26      97.3         0
FICO 725 749      60   10,576,170.68   176,269.51     1.07      6.877     40.78     77.54    66.26   14.49     85.36         0
FICO 750 774      31    5,816,351.68   187,624.25     0.59      6.906     39.75     81.93    73.76   18.32      99.1         0
FICO 775 799      19    3,242,461.76   170,655.88     0.33      6.502     38.52     71.51    60.31    11.1     81.99         0
FICO >= 800        1      110,000.00   110,000.00     0.01      6.537        30     57.89        0       0       100         0

               % Alt   % Stated
Grouping        Doc         Doc   % NINA    % IO    % CA   % NY     % FL   WA FICO
------------   -----   --------   ------   -----   -----   -----   -----   -------

FICO 500 524       0        100        0       0   18.24    8.21   21.84     513
FICO 525 549       0        100        0       0   15.59   11.26    17.7     538
FICO 550 574       0        100        0       0   12.72    7.67   17.05     562
FICO 575 599       0        100        0   26.31   21.67   10.92   11.04     588
FICO 600 625       0        100        0   21.35   15.26    4.36    16.3     611
FICO 625 649       0        100        0   27.75   14.47    8.62    9.69     638
FICO 650 674       0        100        0   32.45   16.14    5.67   15.66     660
FICO 675 699       0        100        0   27.66   15.23   10.33   20.06     686
FICO 700 725       0        100        0   38.48   18.06    4.65   12.02     711
FICO 725 749       0        100        0   28.63   28.78       0   11.32     737
FICO 750 774       0        100        0   33.41   33.41   19.21    9.76     759
FICO 775 799       0        100        0   48.43   40.46       0   11.62     785
FICO >= 800        0        100        0       0       0       0       0     809


V: IO LOANS



                             Total         Average     Percent
                            Current        Current    of total   Wtg Avg   Wtd Avg   Wtd Avg                    % Owner   % Full
Grouping         Count      Balance        Balance     Balance     GWAC      DTI       LTV     % SFD   % PUD   Occupied     Doc
--------------   -----   -------------   ----------   --------   -------   -------   -------   -----   -----   --------   ------

FICO 550 - 574       1      378,000.00   378,000.00     0.04        6.4      40.6        90      100       0       100         0
FICO 575 - 599     209   38,166,605.99   182,615.34     3.86      7.265     42.76      79.4    74.17   13.94       100     71.49
FICO 600 - 624     245   45,178,651.80   184,402.66     4.57      7.089     42.11     80.52    72.73   12.78     99.52     76.68
FICO 625 - 649     196   44,300,800.67   226,024.49     4.48      6.832     41.03     80.12    68.31   24.73       100     65.22
FICO 650 - 674     135   30,134,713.46   223,220.10     3.05      6.967      40.7     79.44    70.29   14.06     97.12     41.33
FICO 675 - 699      70   16,768,191.76   239,545.60      1.7      6.645     41.33     78.93    61.24   25.45       100     38.57
FICO 700 - 724      49   11,610,900.82   236,957.16     1.18      6.651     39.36     79.16    73.37   16.77       100     32.72
FICO 725 - 749      21    4,944,750.20   235,464.30      0.5      6.554     42.16     74.59    76.25   12.08       100     38.76
FICO 750 - 774      15    3,490,219.99   232,681.33     0.35      6.456     38.41     81.03    78.21   21.79       100     38.58
FICO 775 - 799      15    3,035,400.00   202,360.00     0.31       6.04     35.13     70.81    69.07   18.32       100     48.27
FICO 800 >=          1      280,000.00   280,000.00     0.03       5.99      33.4        80        0     100       100       100

                 % Alt   % Stated                                           WA
Grouping          Doc       Doc     % NINA   % IO   % CA    % NY   % FL    FICO
--------------   -----   --------   ------   ----   -----   ----   -----   ----

FICO 550 - 574     100         0         0    100     100      0       0    571
FICO 575 - 599       1     27.52         0    100   19.58   5.67   10.24    589
FICO 600 - 624    4.08     19.24         0    100   20.11    4.6   11.91    611
FICO 625 - 649    3.14     31.63         0    100   24.35   3.03    7.14    637
FICO 650 - 674    2.99     55.68         0    100   25.17   2.79   15.37    661
FICO 675 - 699    2.13      59.3         0    100   31.52   7.08   13.08    686
FICO 700 - 724       0     67.28         0    100    18.7   6.58   15.14    710
FICO 725 - 749       0     61.24         0    100   46.17      0    5.63    738
FICO 750 - 774    5.73     55.68         0    100   37.89      0    3.77    761
FICO 775 - 799       0     51.73         0    100   68.95      0   10.91    785
FICO 800 >=          0         0         0    100       0      0       0    806


VI: MANUFACTURED HOUSING



                            Total       Average     Percent
                           Current      Current    of total   Wtg Avg   Wtd Avg   Wtd Avg                    % Owner   % Full
Grouping         Count     Balance      Balance     Balance     GWAC      DTI       LTV     % SFD   % PUD   Occupied     Doc
--------------   -----   ----------   ----------   --------   -------   -------   -------   -----   -----   --------   ------

FICO 550 - 574       2   277,885.82   138,942.91       0.03     8.908      38.1     78.38       0       0        100    30.95
FICO 575 - 599       5   662,265.89   132,453.18       0.07       9.4      35.8     71.87       0       0        100    56.94
FICO 600 - 624       1    65,000.00    65,000.00       0.01     6.987        40        65       0       0        100      100
FICO 750 - 774       1   202,775.71   202,775.71       0.02      5.45      27.6     92.27       0       0        100        0

                 % Alt   % Stated                                          WA
Grouping          Doc       Doc     % NINA   % IO   % CA   % NY    % FL   FICO
--------------   -----   --------   ------   ----   ----   -----   ----   ----

FICO 550 - 574       0      69.05        0      0      0   30.95      0    559
FICO 575 - 599   16.54      26.52        0      0      0   16.54      0    583
FICO 600 - 624       0          0        0      0      0       0      0    610
FICO 750 - 774     100          0        0      0      0       0      0    765


                                        FOCUS CORE RATES | CALIFORNIA | 08.15.05

[AEGIS FUNDING CORPORATION LOGO]   www.aegisfunding.com   FOCUS+



                  CREDIT                                          FULL & ALT DOC - LTV
------------------------------------------  ----------------------------------------------------------------
                                                2-28 LIBOR ARM FIRST LIENS Amortization Maximum: 30 Years
 CREDIT           MORTGAGE          CREDIT  ----------------------------------------------------------------
HISTORY           HISTORY            SCORE   65%   70%   75%   80%   85%   90%   95%           100%
-------  -------------------------  ------  ----  ----  ----  ----  ----  ----  ----  ----------------------

                                      700   5.49  5.54  5.70  5.74  5.93  6.53  6.98   7.48
                   0 x 30             680   5.55  5.59  5.75  5.79  5.99  6.64  7.02   7.52
                CH 7 > 1 day          650   5.65  5.69  5.80  5.85  6.04  6.73  7.22   7.72
   A+          from discharge         620   5.70  5.75  5.85  5.94  6.48  7.12  7.41   7.91
         CH 13 > 2 yrs from filing    600   5.75  5.79  5.95  6.04  6.63  7.21  7.97  +8.47
            Foreclosure > 3 yrs       580   5.80  6.10  6.34  6.43  6.67  7.46  8.05   8.55
               from file date         550   5.94  6.19  6.39  6.44  6.87  7.61
                                      525   6.50  6.79  6.98  7.03  7.21              100% Specialty Product
                                      500   6.99  7.34  7.54  7.56  7.95

                                      680   5.65  5.75  5.85  5.95  6.14  6.74  7.51
                   1 x 30             650   5.85  5.95  5.99  6.05  6.34  6.83  7.66
                Ch 7 > 1 day          620   5.95  6.00  6.05  6.09  6.53  7.17  7.71
               from discharge         600   6.00  6.05  6.10  6.19  6.83  7.41  8.12
   A        CH 13 > 2 yrs from        580   6.21  6.50  6.55  6.63  7.12  7.71  8.21
            filing Foreclosure >      550   6.33  6.51  6.64  6.68  7.13  7.85
            3 yrs from file date      525   6.89  6.99  7.23  7.33  7.61
                                      500   7.25  7.50  7.74  7.96  8.46

                                      680   5.67  5.77  5.87  5.96  6.16  6.76  7.54
                   3 x 30             650   5.88  5.97  6.03  6.13  6.36  6.85  7.67
                CH 7 > 1 day          620   5.97  6.03  6.18  6.33  6.60  7.20  7.72
  A-          from discharge          600   6.08  6.18  6.22  6.37  6.91  7.43  8.24
         CH 13 > 2 yrs from filing    580   6.23  6.52  6.58  6.66  7.19  7.72
            Foreclosure > 3 yrs       550   6.35  6.53  6.66  6.96  7.20  7.87
               from file date         525   6.90  7.00  7.25  7.46  7.64
                                      500   7.32  7.53  7.86

                                      680   5.68  5.88  6.03  6.13  6.58  7.18
                   1 x 60             650   5.98  6.08  6.12  6.22  6.62  7.26
                CH 7 > 1 day          620   6.03  6.13  6.22  6.43  6.86  7.35
   B           from discharge         600   6.13  6.33  6.42  6.51  6.96  7.44
              CH 13 > 18 mos          580   6.63  6.73  6.83  6.92  7.40  7.90
                from filing           550   6.72  6.78  6.87  6.97  7.41
                                      525   7.16  7.27  7.37  7.66
                                      500   7.37  7.86  8.37

                                      680   6.22  6.43  6.53  6.83  7.43
                  1 x 90              650   6.43  6.52  6.63  6.88  7.53
                CH 7 > 1 day          620   6.68  6.82  7.03  7.13  7.61
  C+           from discharge         600   6.82  6.92  7.08  7.21  7.76
         CH 13 > 1 yr from filing     580   7.03  7.07  7.18  7.77  8.18
          Foreclosure > 12 months     550   7.04  7.17  7.22  7.81
                                      525   7.37  7.62  7.72
                                      500   7.78  7.97

                 2 x 90 OR            680   8.48  8.62
                  1 x 120             650   8.58  9.03
                CH 7 > 1 day          620   8.63  9.22
   C           from discharge         600   8.72  9.58
            CH 13 discharge at        580   8.88  9.62
           funding CH 13 filed >      550   8.89  9.63
            1 yr No current NOD       525   9.28  9.86
                                      500   9.86
------------------------------------------------------------------------------------------------------------
MAX DEBT RATIO                               55%   55%   55%   50%   50%   50%   50%    50%
------------------------------------------------------------------------------------------------------------

                  CREDIT                                                         STATED DOC LTV
------------------------------------------  ----------------------------------------------------------------------------------------
                                                            2-28 LIBOR ARM FIRST LIENS Amortization Maximum: 30 Years
 CREDIT           MORTGAGE          CREDIT  ----------------------------------------------------------------------------------------
HISTORY           HISTORY            SCORE   65%   70%   75%   80%   85%   90%           95%                        100%
-------  -------------------------  ------  ----  ----  ----  ----  ----  ----  ---------------------  -----------------------------

                   0 x 30             700   6.00  6.10  6.35  6.39  6.62  7.23  7.72                   8.22
                CH 7 > 1 day          680   6.05  6.14  6.40  6.45  6.68  7.33  7.76                   8.26
   A+          from discharge         650   6.24  6.30  6.50  6.55  6.79  7.47  7.97                   8.47
         CH 13 > 2 yrs from filing    620   6.35  6.45  6.54  6.70  7.22  7.86  8.15                   8.65
            Foreclosure > 3 yrs       600   6.45  6.49  6.65  6.78  7.37  7.96  8.72
               from file date         580   6.50  6.79  7.08  7.19  7.42  8.21
                                      550   6.68  6.94  7.15  7.20  7.62
                                      525   7.25  7.54  7.73                    95% Specialty Self     100% Specialty Self Employed
                                      500   7.73  8.08  8.29                    Employed

                   1 x 30             680   6.15  6.30  6.50  6.60  6.84  7.43  8.26
                Ch 7 > 1 day          650   6.45  6.54  6.70  6.75  7.09  7.57  8.40
               from discharge         620   6.59  6.69  6.75  6.85  7.27  7.92  8.45
   A        CH 13 > 2 yrs from        600   6.70  6.75  6.80  6.93  7.57  8.16  8.86
            filing Foreclosure >      580   6.91  7.19  7.29  7.39  7.87
            3 yrs from file date      550   7.09  7.25  7.39  7.43  7.88        95% Specialty Self
                                      525   7.63  7.74  7.99                    Employed
                                      500   7.99  8.24  8.49

                                      680   6.17  6.32  6.52  6.61  6.86  7.45  8.29
                   3 x 30             650   6.48  6.57  6.73  6.82  7.11  7.59  8.42
                CH 7 > 1 day          620   6.61  6.72  6.87  7.07  7.35  7.95  8.47
  A-           from discharge         600   6.78  6.88  6.92  7.11  7.65  8.18
         CH 13 > 2 yrs from filing    580   6.93  7.22  7.33  7.41  7.93
            Foreclosure > 3 yrs       550   7.10  7.27  7.41  7.70              95% Specialty Self
               from file date         525   7.65  7.75  8.01                    Employed
                                      500   8.07  8.27

                                      680   6.18  6.42  6.68  6.78  7.28  7.87
                   1 x 60             650   6.58  6.68  6.83  6.91  7.38  8.00
                CH 7 > 1 day          620   6.68  6.83  6.92  7.18  7.59  8.09
   B           from discharge         600   6.83  7.02  7.13  7.26  7.70
              CH 13 > 18 mos          580   7.33  7.43  7.57  7.67
                from filing           550   7.48  7.53  7.61
                                      525   7.91  8.02
                                      500   8.12

                                      680   6.97  7.18  7.28
                  1 x 90              650   7.18  7.27  7.38
              CH 7 > 1 day            620   7.43  7.58  7.78
  C+          from discharge          600   7.58  7.68  7.82
         CH 13 > 1 yr from filing     580   7.77  7.82  7.92
          Foreclosure > 12 months     550   7.78  7.91
                                      525   8.12  8.37
                                      500   8.52

                 2 x 90 OR            680
                  1 x 120             650
                CH 7 > 1 day          620
   C           from discharge         600
            CH 13 discharge at        580
           funding CH 13 filed >      550
            1 yr No current NOD       525
                                      500
------------------------------------------------------------------------------------------------------------------------------------
MAX DEBT RATIO                               55%   55%   55%   50%   50%   50%   50%                    50%
------------------------------------------------------------------------------------------------------------------------------------


C+ and C 55% DTI regardless of LTV

--------------------------------------------------------------------------------
                                   LIEN FEES
--------------------------------------------------------------------------------

AEGIS 1ST LIEN FEE - $799.
(if allowed by state law)
AEGIS 1ST LIEN FEE - 80/20 - $1,099
(if allowed by state law)

--------------------------------------------------------------------------------
                              SPECIFIC RESTRICTIONS
--------------------------------------------------------------------------------

o    No Section 32 loans allowed

o    Minimum first lien loan amount is $40,000

o    Maximum first lien loan amount is $1,000,000

o    Loan amounts > $500k - max, premium = 1 pt

o    No rebates paid without a pre-pay penalty

o    Max. deductions to rate are subject to program minimum rates

[EQUAL HOUSING LENDER LOGO]
An Equal Housing Lender
Aegis Funding Corporation
3250 Briarpark, Suite 400
Houston, TX 77042

Intended for use only by mortgage professionals. Unauthorized distribution is prohibited. Other terms and conditions may apply. All rates, fees and programs are subject to change without notice.

Licensed by the Department of Corporations under the California Residential
Mortgage Lending Act. Georgia Residential Mortgage Licensee # 17881 - Aegis
Funding Corporation - 3250 Briarpark Drive, 4th Floor, Houston, TX 77042.
Illinois Residential Mortgage Licensee # 06740, Aegis Funding Corporation, 3250
Briarpark Drive, 4th Floor, Houston, TX 77042. This advertisement is not an offer to enter into a rate lock-in agreement under Minnesota law. Massachusetts
Licensed Mortgage Lender - License #ML2674. Mississippi Registered Mortgage
Company. Licensed by the New Hampshire Banking Department. Licensed Mortgage
Banker - NJ Department of Banking - Aegis Funding Corporation, 2150 Highway 35,
Suite 250, Sea Girt, NJ 07850 - 732-359-0247. Licensed Mortgage Banker - NYS
Banking Department - Aegis Funding Corporation - 25 Melville Park Road, Suite
200, Melville, NY 11747. Licensed by the Pennsylvania Department of Banking.
Licensed in Pennsylvania pursuant to the Secondary Mortgage Loan Act. Rhode
Island Licensed Lender.

--------------------------------------------------------------------------------
                                RATE ADJUSTMENTS
--------------------------------------------------------------------------------

PRODUCT TYPE     3/27                        0.25
                 15 Year Fixed               0.50
                 30 Year Fixed               0.75
                 Interest Only               0.25
---------------------------------------------------
LOAN PURPOSE     Refinance                   0.00
---------------------------------------------------
BROKER RATE      1/2 pt                      0.25
BUY UP*          1 pt                        0.50
                 1.5 pts                     0.875
                 2 pts                       1.25
---------------------------------------------------
BORROWER RATE    1 pt cost                  -0.50
BUY DOWN         2 pts cost                 -1.00
---------------------------------------------------
PROPERTY TYPES   N/O/O, 3-4 Units, Rural     0.50
                 Condominiums                0.25
---------------------------------------------------
DOCUMENTATION    Alt Doc                     0.25
TYPE             Private VOM / VOR           0.35
                 W2 Stated Wage Earner
                 $40k to < $100k             0.50
                 $100k to Max                0.25
---------------------------------------------------
LOAN SIZE        $40k to < $70k              0.75
                 $70k to < $150k             0.25
                 $150k to < $500k            0.00
                 $500k to < $650k            0.25
                 $650k to max                0.50
---------------------------------------------------
PREPAY                                       1.00/
BUY OUT/DOWN**                               0.50**
---------------------------------------------------

*    If the prepayment penalty is reduced to two years on Fixed and 3/27 products or reduced to one year on 2/28 products, max spread premium is 1
     pt. If the prepayment penalty is waived or bought out completely, yield spread premium is not allowed.

     SUBJECT TO STATE RESTRICTIONS, standard prepayment period is 3 YEARS - If in any 12 month period prepayments exceeds 20% of the original balance, charge 6 months interest on the amount prepaid in excess of 20% subject to state restrictions EXCEPT 2/28 LOANS. Standard prepayment period for all
     2/28 loans is 2 years.

**   See Prepayment Penalty Matrix For Details

o    A+ TO A- 95% STATED (SELF EMPLOYED ONLY)

o    A+ 100% STATED (SELF EMPLOYED ONLY)

+    A+ 100% ALT DOC - MINIMUM CREDIT SCORE = 600

--------------------------------------------------------------------------------
                                  80/20 PROGRAM
--------------------------------------------------------------------------------
                   80/20 Special - 2nd with 620+ FICO at 9.99%
2nd Mortgage Rates                                                        10.49%

                             (2ND LIEN ADJUSTMENTS)

Loan Amounts $15k - $29,999                                                0.25
Stated Self Employed                                                       0.50
W2 Stated Wage Earner                                                      0.50
Waive                                                                      1.00
Prepay buydown                                                             0.50
Private VOM / VOR                                                          0.00
30/15                                                                      0.00
30/30                                                                      0.00
No Premium Paid on 2nds
No Aegis fee apply to 2nds

--------------------------------------------------------------------------------
                                  ARM FEATURES
--------------------------------------------------------------------------------
                       ARM Margins = Note Rate Less 1.25%

INITIAL CAP                                                                3.00%
PERIODIC CAP                                                               1.00%
LIFETIME CAP                                                               6.00%

--------------------------------------------------------------------------------
                                  MINIMUM RATES
--------------------------------------------------------------------------------
2/3 YEAR                                                                   5.00
FIXED/BALLOONS                                                             5.75

                                    [GRAPHIC]
           NO SEASONING REQUIREMENTS ON CH 7 BK JUST 1 DAY DISCHARGED

                               *NEW 100% PROGRAMS*

                      CONTACT YOUR AE FOR MORE INFORMATION.

--------------------------------------------------------------------------------
                               CONTACT INFORMATION
--------------------------------------------------------------------------------

Click here to customize type.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                            MORTGAGE PORTFOLIO 2005-4



                                                                                                           NON ZERO
             % OF TOTAL           CLTV ABOVE  CLTV ABOVE  % FULL  % OWNER         % BELOW  % ABOVE         WEIGHTED  % DTI GT
FICO            DEAL     AVG LTV      80%         90%       DOC     OCC      WAC    100K     500K    % IO   AVE DTI     45%
-----------------------------------------------------------------------------------------------------------------------------

FICO lt 560       18.22    74.32        29.2        1.51   69.44    97.61  8.647    23.78     3.71      0      40.4     38.57
FICO lt 580        7.84     79.3       53.76       18.38   66.65    96.24  8.353    25.81     2.27   0.67     39.42     31.18
FICO lt 600       15.28    80.94        71.3       54.19   75.88    97.79  7.968    29.71     2.97  25.19     41.06      40.3
-----------------------------------------------------------------------------------------------------------------------------




            % OF                                                                                   NON ZERO             CLTV   CLTV
           TOTAL   AVG                           % FULL  % OWNER    AVE   % BELOW  % ABOVE         WEIGHTED  % DTI GT  ABOVE  ABOVE
LTV         DEAL   LTV   FICO < 600  FICO < 575    DOC     OCC      WAC     100K     500K    % IO   AVE DTI     45%     80%    90%
-----------------------------------------------------------------------------------------------------------------------------------

LTV gt 95   5.62  99.93       22.99        2.36    76.9      100  10.346    85.89        0      0     41.55     42.21    100    100
LTV gt 90   5.14  94.72       32.02       10.93   71.95    97.67   8.622    22.08     4.74  10.29     40.25     31.78    100    100
LTV gt 85  11.03  89.67       40.57        24.2   58.57    90.48   8.142     18.2     3.78  18.54     40.63     41.03    100      0
-----------------------------------------------------------------------------------------------------------------------------------




              % OF                                                                                  NON ZERO             CLTV   CLTV
             TOTAL   AVG                           % FULL  % OWNER   AVE   % BELOW  % ABOVE         WEIGHTED  % DTI GT  ABOVE  ABOVE
C DTI         DEAL   LTV   FICO < 600  FICO < 575    DOC     OCC     WAC     100K     500K   % IO    AVE DTI     45%     80%    90%
  ----------------------------------------------------------------------------------------------------------------------------------

  DTI gt 50   8.87  78.14       47.55       32.88   77.16    93.74  7.805     18.7     2.64   13.6     52.63       100  52.35  32.15
  DTI gt 45  28.43  80.52       40.13       21.09    61.5     95.6  7.698    17.84     5.79   23.1     47.79       100  64.94  43.26
  DTI gt 40  21.02  79.98       40.29       22.66   60.34    96.36  7.713       19      4.6  23.69     42.72         0  62.79  42.76
------------------------------------------------------------------------------------------------------------------------------------




                       % of  average   FICO    FICO  % full  % owner    ave  % below  % above          ave   DTI >  LTV >  CLTV >
D                      pool    LTV     <600   < 575    doc       occ    wac    100k     500k   % IO    DTI     45%   80%     90%
  -------------------------------------------------------------------------------------------------------------------------------

  Non-Owner Occupied   2.94    76.61  25.99   16.34   50.34        0  7.971    31.64     8.17      0  42.48  49.21  38.58    0.44
       Stated Docs    33.02    78.21  32.88   20.65       0     94.1  7.806    13.21     7.04  22.77  40.69  35.95  49.94   27.84
    Loans below 100k  22.21    83.08  49.04   26.71    78.7    95.36  8.794      100        0   5.63  38.27   30.3  69.46   52.03
        IO Loans      20.07    79.57  19.44    0.19   59.79    99.45   6.94     6.23     7.38    100  41.37  38.74  72.89   56.28
  -------------------------------------------------------------------------------------------------------------------------------


E When do IOs reset



                                                                     % OF                 REMAINING
  MONTHS TO NEXT RESET (ARMS ONLY)     COUNT        BALANCE ($)     BALANCE       WAC        TERM        WA CLTV      WA FICO
  ---------------------------------------------------------------------------------------------------------------------------
                                                                                           WEIGHTED
                                                                     % OF                  AVERAGE      WEIGHTED
                                     NUMBER OF       AGGREGATE     AGGREGATE   WEIGHTED     STATED        AVERAGE
                                      MORTGAGE       PRINCIPAL     PRINCIPAL    AVERAGE   REMAINING     COMBINED        FICO
  REMAINING MONTHS TO ROLL             LOANS          BALANCE       BALANCE     COUPON      TERM      LOAN-TO-VALUE    SCORE
  ---------------------------------------------------------------------------------------------------------------------------

  <= 0                                   2,385   $190,003,119.01       19.23%      8.10%        330           83.42%      642
  16 - 20                                   11      1,676,030.83        0.17      7.774         356           83.53       619
  21 - 25                                5,064    763,751,599.00        77.3      7.673         359           85.55       607
  31 - 35                                   74     14,356,702.99        1.45      7.013         359              79       643
  36 - 40                                   62     11,986,396.00        1.21      6.867         360           78.23       642
  56 - 60                                   26      6,252,290.46        0.63        6.3         359           76.28       697
  ---------------------------------------------------------------------------------------------------------------------------
  TOTAL:                                 7,622   $988,026,138.29      100.00%      7.73%        354           84.90%      616
  ===========================================================================================================================


Is DTI off current mortgage rate for IO   ???

--
F
--

  Summary of pool per grades



                                                 % OF                 REMAINING
  CREDIT GRADE    COUNT        BALANCE ($)     BALANCE       WAC        TERM        WA LTV       WA FICO
  -------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED
                                                 % OF                  AVERAGE      WEIGHTED
                 NUMBER OF       AGGREGATE     AGGREGATE   WEIGHTED     STATED        AVERAGE
                  MORTGAGE       PRINCIPAL     PRINCIPAL    AVERAGE   REMAINING     COMBINED       FICO
G CREDIT GRADE     LOANS          BALANCE       BALANCE     COUPON      TERM      LOAN-TO-VALUE   SCORE
  ------------------------------------------------------------------------------------------------------

  80/20 1st          1,894   $272,781,771.77       27.61%       7.05%       359           99.75%     635
  80/20 2nd           1377     49,173,168.52        4.98      10.731        310           99.82      635
  A                    530     89,565,618.54        9.07       8.098        357           78.66      584
  A-                   266     43,571,858.59        4.41       8.362        355           75.42      565
  A+                  3046    460,165,788.63       46.57       7.526        354           78.99      621
  B                    229     35,062,934.26        3.55       8.439        358           73.88      573
  C                     73      9,553,410.58        0.97       9.131        355           60.61      551
  C+                   207     28,151,587.40        2.85       8.786        359           67.98      556
  ------------------------------------------------------------------------------------------------------
  TOTAL:             7,622   $988,026,138.29      100.00%       7.73%       354           84.90%     616
  ======================================================================================================


  What are top 10 cities and average strats for each



                                                                       WEIGHTED
                                                 % OF                  AVERAGE      WEIGHTED
                 NUMBER OF       AGGREGATE     AGGREGATE   WEIGHTED     STATED        AVERAGE
                  MORTGAGE       PRINCIPAL     PRINCIPAL    AVERAGE   REMAINING     COMBINED       FICO
H CITY             LOANS          BALANCE       BALANCE     COUPON      TERM      LOAN-TO-VALUE   SCORE
  ------------------------------------------------------------------------------------------------------

  LAS VEGAS            113    $22,277,188.13        2.25%      7.38%        353           85.69%     643
  CHICAGO               95     13,625,049.91        1.38      7.445         358           89.72      633
  PHOENIX              104     12,776,145.83        1.29      7.347         358           85.85      633
  MIAMI                 71     11,562,358.00        1.17      7.915         358           90.43      615
  HOUSTON              111     10,189,738.57        1.03      7.771         349           90.92      621
  DETROIT              117      7,557,351.16        0.76      8.967         354            86.3      593
  CLEVELAND             91      5,939,449.04         0.6      8.335         354           89.32      594
  ORLANDO               42      5,936,592.30         0.6      8.293         358           88.76      610
  BROOKLYN              16      5,648,966.02        0.57      6.743         346           72.01      609
  DENVER                42      5,329,044.40        0.54      7.209         358           96.95      634


What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?



                                                                                 % STATED                % NON-OWNER   % FICO LESS
                               LOANS    BALANCE ($)    % OF BALANCE   RATE (%)    DOCTYPE   % IO LOANS     OCCUPIED     THAN 600
  --------------------------------------------------------------------------------------------------------------------------------

I IO AND LTV > 90                 24   $5,229,732.92           0.53%     8.077%     14.77%      100.00%         0.00%        12.84%
  FICO * 600 AND LTV ** 90       543     29031331.95           2.94      9.895        1.8         2.31             0           100
  NOO AND LTV > 90                 1       128111.69           0.01       7.87          0            0           100             0
  LTV > 90 AND STATED INCOME     308     23265538.38           2.35      9.771        100         3.32             0          2.24
  --------------------------------------------------------------------------------------------------------------------------------


  What is max LTv fo stated income and minimum FICO for stated income?
                                                100
J MIN FICO, STATED INC.                         500

  What is min FICO for loans above 90% LTV   550.00

K
  Seasoning history - any over 3m? YES

L Excess spread? ????

M what is available funds cap schedule at forwards +200, fixed prepay at 50%
  CPR, ARM pay at 125% CPR

N

--------------------------------------------------------------------------------
DISCLAIMER:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors.
Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                 |
                                 |                              www.AegisFunding.com
                                 |   FOCUS +                                                         Call 877.584.7424 today
[Aegis FUNDING CORPORATION LOGO] |      PROGRAM        Speciality Credit Matrix 05-23-05
                                 |
-----------------------------------------------------------------------------------------------------------------------------------




                              *80/20 COMBO                   *80/20 COMBO                    95% STATED              A+ 100%
                            (80% FIRST MORTGAGE)          (20% SECOND MORTGAGE)         (SELF EMPLOYED ONLY)        (FULL DOC)
                     --------------------------------------------------------------------------------------------------------------

MORTGAGE/HOUSING
HISTORY (12 month
lookback period)               1x30 Full Doc / 0x30 Alt Doc / 0x30 Stated                0x30 / 1x30 / 3x30             0x30
-----------------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE   560 - 0x30 Full Doc Web Portal Only, No 1st Time Homebuyer      600 - 0x30 Stated Doc            640
(Use the middle of                         580 - 0x30 Full Doc                         600 - 1x30 Stated Doc
three or lower of                          600 - 1x30 Full Doc                         620 - 3x30 Stated Doc
two credit scores on                       620 - 0x30 Alt Doc
the primary wage                          640 - 0x30 Stated Doc
earner)
-----------------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT        80/20 Loans with FICOs greater than 620, must have a two year
HISTORY               credit history with a minimum of 3 tradelines. One must be 12
                           mos. installment or 24 mos. revolving reporting 0x30       Must have a two year credit history with a
                     --------------------------------------------------------------   minimum of 3 tradelines. One must be 12 mos.
                        Credit scores less than 620 - No minimum credit history     installment or 24 mos. revolving reporting 0x30
                                                required.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN TERMS             10/10, 15/15, 20/20, 25,25,         10/10, 15/15, 20/20                10/10, 15/15, 20/20, 25,25,
                         30/15, 30/30, 2/28, 3/27             (Fixed Only)                      30/15, 30/30, 2/28, 3/27
                       $60,000 (560 Score $80,000)     $15,000 (560 Score $20,000)                       $60,000
-----------------------------------------------------------------------------------------------------------------------------------
DEBT TO INCOME                             (560 Score 45%) 50%                                   45%                    50%
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                                                 Chapter 7 > 2 years from Discharge
                                                           Chapter 13 > 2 years from Discharge
-----------------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                                                              3 years
-----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE                                                Items up to $1000 need not be paid
CHARGEOFFS,                                               > 1 year need not be paid
COLLECTIONS &                                 Stated Wage Earner - No judgments or tax liens past 24 months
JUDGEMENTS                                            Medical collections not considered in grading
                                                         Any item affecting title must be paid
-----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOCUMENTA-     Stated: 80% LTV = $520,000     Stated: 20% LTV = $130,000
TION MAX LOAN          Full/Alt: 80% LTV = $600,000   Full/Alt: 20% LTV = $150,000
AMOUNTS & LTV STATED 560 Full Doc: 80% LTV =$400,000 560 Full Doc 20% LTV =$100,000      95% LTV= $500,000      100% LTV = $500,000
DOCUMENTATION (SELF  -------------------------------------------------------------- (Self Employed Stated Only)     (Full Doc)
EMPLOYED & WAGE              Stated: Maximum Combined Loan Amount = $650,000
EARNER) MAX LOAN            Full/Alt: Maximum Combined Loan Amount = $750,000
AMOUNTS & LTV             560 Full Doc: Maximum Combined Loan Amount = $500,000
-----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE                                                       No reduction for 2 Units
ADJUSTMENTS TO LTV                                                No reduction for Condos
                                                                    Rural - Not allowed
                                                                Second homes - Not allowed
                                                      Manufactured and/or Modular homes- Not allowed
                                                    Attached Housing, excluding Townhomes - Not allowed
                                                   (2 units not allowed on 100% program) 3-4 Units - Not allowed
                                                                  Non-owner - Not allowed
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CLTV                                    100% CLTV                                     95% CLTV               100% CLTV
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CASHOUT                $50,000 for the combined 1st and 2nd liens                               $100,000
-----------------------------------------------------------------------------------------------------------------------------------
SEASONING                                                               12 months
-----------------------------------------------------------------------------------------------------------------------------------
RESERVES                     2 months PITI must be documented on purchases;
                          refinances only if cash out is less than 2 months PITI                          N/A
-----------------------------------------------------------------------------------------------------------------------------------
DOWN PAYMENT                           Sourced Closing Costs Only                                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
SELLER CONCESSIONS                              6% NRCC**                                                  6%
-----------------------------------------------------------------------------------------------------------------------------------
DISPOSABLE INCOME                            $550 for 1 person/$750 for 2 persons/$1000 for 3 or more persons
-----------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC]

*Note: The 80/20 Combo product is not available in the following states: AR

**Nonrecurring Closing Costs

Aegis Funding Corporation is an Equal Housing Lender.

Intended for use only by mortgage professionals. Not for distribution to the general public. Unauthorized distribution is prohibited. Other terms and conditions may apply. All rates, fees and programs are subject to change without notice.

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                      MORTGAGE PORTFOLIO 2005-4 (TERMSHEET)
                                  1,969 RECORDS
                                   STATED DOC
                              BALANCE: 326,206,758

SELECTION CRITERIA: STATED DOC

1.  Loan Type
2.  PRINCIPAL BALANCES OF THE LOANS
3.  FICO SCORES
4.  ORIGINAL TERM
5.  REMAINING TERM
6.  PROPERTY TYPE
7.  OCCUPANCY STATUS
8.  PURPOSE OF THE LOANS
9.  LOAN-TO-VALUE RATIO
10. COMBINED LOAN-TO-VALUE RATIO
11. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
12. DOCUMENTATION
13. CURRENT MORTGAGE RATES
14. MAXIMUM RATES (ARMS ONLY)
15. GROSS MARGINS (ARMS ONLY)
16. INITIAL CAP (ARMS ONLY)
17. PERIODIC CAP (ARMS ONLY)
18. Min Rate (ARMS ONLY)
19. (ARMS ONLY)
20. INDEX (ARMS ONLY)
21. ARM FIX
22. CREDIT GRADE
23. LIEN POSITION
24. Silent Second
25. IO Original Term
26. Prepayment Term

1. LOAN TYPE



                                             % OF
             NUMBER OF       AGGREGATE  AGGREGATE     AVERAGE                WA
              MORTGAGE       PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL
LOAN TYPE        LOANS         BALANCE    BALANCE     BALANCE  COUPON      TERM
-------------------------------------------------------------------------------

2/28 ARM         1,178  197,825,508.40      60.64  167,933.37   7.970       360
2/28 ARM-IO        263   67,508,042.58      20.69  256,684.57   7.265       360
3/27 ARM            33    5,503,014.19       1.69  166,758.01   7.493       360
3/27 ARM-IO         10    4,040,600.00       1.24  404,060.00   6.737       360
5/25 ARM             7    1,492,740.95       0.46  213,248.71   6.202       360
5/25 ARM-IO          3    1,570,000.00       0.48  523,333.33   6.703       360
BALLOON             65    3,330,426.01       1.02   51,237.32  10.425       180
FIXED              406   43,770,926.26      13.42  107,810.16   7.962       345
FIXED-IO             4    1,165,500.00       0.36  291,375.00   6.566       360
-------------------------------------------------------------------------------
TOTAL:           1,969  326,206,758.39     100.00  165,671.28   7.806       356
===============================================================================

                    WA                   WA        WA                           WA
             REMAINING         WA     LOAN-  COMBINED  % CASHOUT   % OWNER    FICO
LOAN TYPE         TERM  SEASONING  TO-VALUE       LTV       REFI  OCCUPIED   SCORE
----------------------------------------------------------------------------------

2/28 ARM           359          1     77.54     80.84      64.01     92.42  611.44
2/28 ARM-IO        359          1     80.24     88.64      50.76     98.68  657.14
3/27 ARM           359          1     75.04     76.51      75.91     96.47  621.53
3/27 ARM-IO        359          1     68.42     69.68      93.72    100.00  658.85
5/25 ARM           359          1     76.97     76.97      91.12     83.25  692.34
5/25 ARM-IO        358          2     62.98     67.21      49.04    100.00  682.54
BALLOON            179          1     98.05     98.05       6.24    100.00  673.96
FIXED              344          1     78.46     80.45      65.14     93.31  654.71
FIXED-IO           360          0     79.99     87.67      92.86    100.00  666.15
----------------------------------------------------------------------------------
TOTAL:             355          1     78.21     82.31      61.55     94.10  629.01
==================================================================================


2. PRINCIPAL BALANCES OF THE LOANS



                                                     % OF
                     NUMBER OF       AGGREGATE  AGGREGATE       AVERAGE                WA
PRINCIPAL BALANCES    MORTGAGE       PRINCIPAL  PRINCIPAL     PRINCIPAL      WA  ORIGINAL
OF THE LOANS             LOANS         BALANCE    BALANCE       BALANCE  COUPON      TERM
-----------------------------------------------------------------------------------------

1 - 25,000                  43      859,368.39       0.26     19,985.31  10.920       296
25,001 - 50,000            167    6,619,287.27       2.03     39,636.45  10.407       312
50,001 - 75,000            271   16,952,708.96       5.20     62,556.12   9.287       340
75,001 - 100,000           217   19,156,110.87       5.87     88,277.01   8.434       352
100,001 - 125,000          198   22,302,970.94       6.84    112,641.27   8.234       354
125,001 - 150,000          195   26,795,038.90       8.21    137,410.46   7.955       359
150,001 - 175,000          168   27,216,879.06       8.34    162,005.23   7.927       358
175,001 - 200,000          137   25,600,224.29       7.85    186,862.95   7.813       360
200,001 - 250,000          208   46,594,496.81      14.28    224,012.00   7.670       358
250,001 - 300,000          121   33,264,311.36      10.20    274,911.66   7.552       360
300,001 - 400,000          145   49,883,286.60      15.29    344,022.67   7.349       358
400,001 - 500,000           63   28,007,791.46       8.59    444,568.12   6.972       360
500,001 - 600,000           21   11,501,422.21       3.53    547,686.77   7.449       360
600,001 - 700,000            9    5,713,114.23       1.75    634,790.47   7.518       360
700,001 - 800,000            3    2,325,247.04       0.71    775,082.35   6.568       360
900,001 - 1,000,000          1      986,500.00       0.30    986,500.00   5.875       360
1,000,001 >=                 2    2,428,000.00       0.74  1,214,000.00   6.710       360
-----------------------------------------------------------------------------------------
TOTAL:                   1,969  326,206,758.39     100.00    165,671.28   7.806       356
=========================================================================================

                            WA                   WA        WA                           WA
PRINCIPAL BALANCES   REMAINING         WA     LOAN-  COMBINED  % CASHOUT   % OWNER    FICO
OF THE LOANS              TERM  SEASONING  TO-VALUE       LTV       REFI  OCCUPIED   SCORE
------------------------------------------------------------------------------------------

1 - 25,000                 295         1      99.37     99.37       3.87    100.00  669.99
25,001 - 50,000            312         1      87.99     88.14      32.84     90.76  636.67
50,001 - 75,000            339         1      82.30     84.07      39.99     93.13  621.34
75,001 - 100,000           351         1      78.74     82.08      44.98     91.60  627.32
100,001 - 125,000          353         1      77.70     81.38      57.13     93.90  624.38
125,001 - 150,000          358         1      78.20     82.87      55.59     95.42  629.44
150,001 - 175,000          357         1      78.29     82.79      61.29     95.23  628.98
175,001 - 200,000          359         1      76.23     81.22      58.85     94.92  620.99
200,001 - 250,000          357         1      76.83     81.92      60.42     94.30  622.85
250,001 - 300,000          359         1      78.63     83.34      73.55     95.81  626.67
300,001 - 400,000          358         1      78.42     83.01      70.71     93.95  626.65
400,001 - 500,000          359         1      77.41     80.66      74.96     98.22  646.19
500,001 - 600,000          360         0      78.64     80.52      71.19     94.78  628.59
600,001 - 700,000          360         0      82.04     90.46      54.51     55.91  683.67
700,001 - 800,000          359         1      63.43     63.43     100.00    100.00  641.90
900,001 - 1,000,000        360         0      61.66     61.66       0.00    100.00  690.00
1,000,001 >=               360         0      71.97     71.97      53.54    100.00  619.61
------------------------------------------------------------------------------------------
TOTAL:                     355         1      78.21     82.31      61.55     94.10  629.01
==========================================================================================


Minimum: 12,495
Maximum: 1,300,000
Average: 165,671
Total: 326,206,758.39

3. FICO SCORES



                                           % OF
           NUMBER OF       AGGREGATE  AGGREGATE     AVERAGE                WA         WA
FICO        MORTGAGE       PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL  REMAINING
SCORES         LOANS         BALANCE    BALANCE     BALANCE  COUPON      TERM       TERM
----------------------------------------------------------------------------------------

500 <=             3      306,124.26       0.09  102,041.42   9.591       360        359
501 - 525        105   17,033,332.24       5.22  162,222.21   8.890       360        359
526 - 550        134   21,785,989.63       6.68  162,582.01   8.451       358        357
551 - 575        187   28,583,879.25       8.76  152,854.97   8.521       358        357
576 - 600        248   44,363,646.86      13.60  178,885.67   8.106       359        358
601 - 625        197   36,628,419.72      11.23  185,931.06   7.984       358        357
626 - 650        314   52,630,963.72      16.13  167,614.53   7.602       355        354
651 - 675        353   50,425,040.51      15.46  142,847.14   7.548       355        354
676 - 700        208   34,782,316.71      10.66  167,222.68   7.255       352        352
701 - 725        110   20,106,871.61       6.16  182,789.74   7.236       356        355
726 - 750         65   11,369,904.17       3.49  174,921.60   6.930       351        350
751 - 775         25    4,837,807.95       1.48  193,512.32   6.826       348        347
776 - 800         19    3,242,461.76       0.99  170,655.88   6.502       356        355
801 - 825          1      110,000.00       0.03  110,000.00   6.537       360        360
----------------------------------------------------------------------------------------
TOTAL:         1,969  326,206,758.39     100.00  165,671.28   7.806       356        355
========================================================================================

                            WA        WA        %         %      WA
FICO              WA  LOAN-TO-  COMBINED  CASHOUT     OWNER    FICO
SCORES     SEASONING     VALUE       LTV     REFI  OCCUPIED   SCORE
-------------------------------------------------------------------

500 <=             1     66.93     66.93   100.00    100.00  500.00
501 - 525          1     67.55     67.55    92.82     97.27  513.71
526 - 550          1     68.88     68.88    89.53     98.72  538.81
551 - 575          1     76.04     76.04    77.78     93.97  562.53
576 - 600          1     77.89     77.89    76.92     94.26  589.29
601 - 625          1     80.25     80.37    74.28     92.25  613.05
626 - 650          1     80.69     85.44    56.73     92.46  638.77
651 - 675          1     81.29     90.32    42.60     94.88  661.33
676 - 700          1     79.35     87.79    38.99     93.90  686.72
701 - 725          1     81.93     90.82    38.48     97.27  711.11
726 - 750          1     78.00     85.07    51.07     86.38  738.64
751 - 775          0     81.67     93.07    29.82     98.92  761.26
776 - 800          1     71.51     77.12    49.61     81.99  785.22
801 - 825          0     57.89     57.89   100.00    100.00  809.00
-------------------------------------------------------------------
TOTAL:             1     78.21     82.31    61.55     94.10  629.01
===================================================================


Minimum: 500
Maximum: 809
Weighted Average: 629.0

4. ORIGINAL TERM



                                           % OF
           NUMBER OF       AGGREGATE  AGGREGATE     AVERAGE                WA         WA
ORIGINAL    MORTGAGE       PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL  REMAINING
TERM           LOANS         BALANCE    BALANCE     BALANCE  COUPON      TERM       TERM
----------------------------------------------------------------------------------------

120                4      256,475.56       0.08   64,118.89   7.549       120        119
180               89    5,396,885.04       1.65   60,639.16   9.584       180        179
240               33    1,776,200.20       0.54   53,824.25  10.123       240        239
300                1      359,562.24       0.11  359,562.24   7.095       300        299
360            1,842  318,417,635.35      97.61  172,865.17   7.764       360        359
----------------------------------------------------------------------------------------
TOTAL:         1,969  326,206,758.39     100.00  165,671.28   7.806       356        355
========================================================================================

                            WA        WA        %         %      WA
ORIGINAL          WA  LOAN-TO-  COMBINED  CASHOUT     OWNER    FICO
TERM       SEASONING     VALUE       LTV     REFI  OCCUPIED   SCORE
-------------------------------------------------------------------

120                1     52.37     52.37   100.00    100.00  617.17
180                1     87.22     87.22    33.30     98.15  659.76
240                1     88.69     88.69    62.17     95.46  675.88
300                1     90.00     90.00   100.00    100.00  726.00
360                1     78.01     82.21    61.96     94.01  628.12
-------------------------------------------------------------------
TOTAL:             1     78.21     82.31    61.55     94.10  629.01
===================================================================


Minimum: 120
Maximum: 360
Weighted Average: 356.1

5. REMAINING TERM



                                           % OF
           NUMBER OF       AGGREGATE  AGGREGATE     AVERAGE                WA         WA
REMAINING   MORTGAGE       PRINCIPAL  PRINCIPAL   PRINCIPAL      WA  ORIGINAL  REMAINING
TERM           LOANS         BALANCE    BALANCE     BALANCE  COUPON      TERM       TERM
----------------------------------------------------------------------------------------

<= 180            93    5,653,360.60       1.73   60,788.82   9.492       177        176
181 - 348         34    2,135,762.44       0.65   62,816.54   9.613       250        249
349 >=         1,842  318,417,635.35      97.61  172,865.17   7.764       360        359
----------------------------------------------------------------------------------------
TOTAL:         1,969  326,206,758.39     100.00  165,671.28   7.806       356        355
========================================================================================

                            WA        WA        %         %      WA
REMAINING         WA  LOAN-TO-  COMBINED  CASHOUT     OWNER    FICO
TERM       SEASONING     VALUE       LTV     REFI  OCCUPIED   SCORE
-------------------------------------------------------------------

<= 180             1     85.64     85.64    36.33     98.24  657.82
181 - 348          1     88.91     88.91    68.54     96.22  684.32
349 >=             1     78.01     82.21    61.96     94.01  628.12
-------------------------------------------------------------------
TOTAL:             1     78.21     82.31    61.55     94.10  629.01
===================================================================


Minimum: 119
Maximum: 360
Weighted Average: 355.4

6. PROPERTY TYPE



                                                  % OF
                NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                 MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
PROPERTY TYPE       LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------

Single Family       1,488   235,580,151.41       72.22   158,319.99    7.831        356         356
PUD                   234    45,268,610.30       13.88   193,455.60    7.621        353         352
2-4 Family            134    27,373,905.17        8.39   204,282.87    7.679        358         358
Condo                  99    16,056,527.74        4.92   162,187.15    8.123        357         356
Townhouse              12     1,560,066.21        0.48   130,005.52    7.958        360         360
Modular Home            2       367,497.56        0.11   183,748.78    8.977        360         359
---------------------------------------------------------------------------------------------------
TOTAL:              1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
===================================================================================================

                               WA
                            LOAN-         WA         %          %       WA
                       WA     TO-   COMBINED   CASHOUT      OWNER     FICO
PROPERTY TYPE   SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------

Single Family           1   77.88      81.66     64.94      95.17   624.18
PUD                     1   80.11      84.90     45.26      93.29   641.89
2-4 Family              1   76.66      80.89     65.67      88.17   636.82
Condo                   1   80.28      87.19     47.19      90.51   654.80
Townhouse               0   79.89      81.63     89.17      94.83   595.21
Modular Home            1   75.22      75.22    100.00     100.00   568.29
--------------------------------------------------------------------------
TOTAL:                  1   78.21      82.31     61.55      94.10   629.01
==========================================================================


7. OCCUPANCY STATUS



                                                        % OF
                      NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
OCCUPANCY              MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
STATUS                    LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------

Owner Occupied            1,850   306,948,322.50       94.10   165,918.01    7.796        356         355
Non-Owner Occupied           94    13,157,778.22        4.03   139,976.36    7.931        358         357
Vacation                     25     6,100,657.67        1.87   244,026.31    8.016        360         359
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
=========================================================================================================

                                    WA
                                 LOAN-         WA         %          %       WA
OCCUPANCY                   WA     TO-   COMBINED   CASHOUT      OWNER     FICO
STATUS               SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-------------------------------------------------------------------------------

Owner Occupied               1   78.21      82.57     61.06     100.00   628.37
Non-Owner Occupied           1   75.02      75.02     79.46       0.00   634.65
Vacation                     1   84.99      84.99     47.86       0.00   649.08
-------------------------------------------------------------------------------
TOTAL:                       1   78.21      82.31     61.55      94.10   629.01
===============================================================================


8. PURPOSE OF THE LOANS



                                                        % OF
                      NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
PURPOSE OF THE         MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
LOANS                     LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
---------------------------------------------------------------------------------------------------------

Cash Out Refinance        1,049   200,794,490.53       61.55   191,415.15    7.776        357         357
Purchase                    874   122,812,802.20       37.65   140,518.08    7.813        355         354
Rate/Term Refinance          46     2,599,465.66        0.80    56,510.12    9.729        321         320
---------------------------------------------------------------------------------------------------------
TOTAL:                    1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
=========================================================================================================

                                     WA
                                  LOAN-         WA         %          %       WA
PURPOSE OF THE               WA     TO-   COMBINED   CASHOUT      OWNER     FICO
LOANS                 SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
--------------------------------------------------------------------------------

Cash Out Refinance            1   75.28      76.56    100.00      93.34   611.71
Purchase                      1   82.70      91.47      0.00      95.41   656.65
Rate/Term Refinance           1   93.07      93.07      0.00      90.32   659.07
--------------------------------------------------------------------------------
TOTAL:                        1   78.21      82.31     61.55      94.10   629.01
================================================================================


9. LOAN-TO-VALUE RATIO



                                                     % OF
                   NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA
LOAN-TO-            MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL
VALUE RATIO            LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM
------------------------------------------------------------------------------------------

50.000 <=                 69    10,305,385.60        3.16   149,353.41    7.485        349
50.001 - 60.000           72    12,455,877.76        3.82   172,998.30    7.404        357
60.001 - 70.000          231    45,415,083.16       13.92   196,602.09    7.657        357
70.001 - 75.000          189    33,611,373.98       10.30   177,837.96    7.875        359
75.001 - 80.000          708   129,574,063.86       39.72   183,014.21    7.300        359
80.001 - 85.000          175    31,021,354.96        9.51   177,264.89    8.171        359
85.001 - 90.000          217    40,558,080.69       12.43   186,903.60    8.329        359
90.001 - 95.000           71    11,872,588.55        3.64   167,219.56    8.820        358
95.001 - 100.000         237    11,392,949.83        3.49    48,071.52   10.762        299
------------------------------------------------------------------------------------------
TOTAL:                 1,969   326,206,758.39      100.00   165,671.28    7.806        356
==========================================================================================

                                               WA
                          WA                LOAN-         WA         %           %       WA
LOAN-TO-           REMAINING          WA      TO-   COMBINED    CASHOUT      OWNER     FICO
VALUE RATIO             TERM   SEASONING    VALUE        LTV       REFI   OCCUPIED    SCORE
-------------------------------------------------------------------------------------------

50.000 <=                348           1    40.92      40.92      95.34      92.63   612.70
50.001 - 60.000          356           1    56.79      56.79      94.98      94.61   606.66
60.001 - 70.000          357           1    66.45      66.45      91.41      94.44   589.04
70.001 - 75.000          358           1    74.37      74.66      88.86      90.73   579.53
75.001 - 80.000          358           1    79.79      90.02      38.07      96.93   657.20
80.001 - 85.000          359           1    84.52      84.57      82.16      90.19   609.84
85.001 - 90.000          358           1    89.75      89.75      64.44      87.28   633.68
90.001 - 95.000          357           1    94.90      94.90      53.37     100.00   634.70
95.001 - 100.000         298           1    99.94      99.94       4.08     100.00   682.40
-------------------------------------------------------------------------------------------
TOTAL:                   355           1    78.21      82.31      61.55      94.10   629.01
===========================================================================================


Weighted Average LTV: 78.21
Minimum LTV: 10.70
Maximum LTV: 100.00

10. COMBINED LOAN-TO-VALUE RATIO



                                                      % OF
COMBINED            NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA
LOAN-TO-             MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL
VALUE RATIO             LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM
-------------------------------------------------------------------------------------------

50.000 <=                  69    10,305,385.60        3.16   149,353.41    7.485        349
50.001 - 60.000            72    12,455,877.76        3.82   172,998.30    7.404        357
60.001 - 70.000           231    45,415,083.16       13.92   196,602.09    7.657        357
70.001 - 75.000           187    33,131,917.21       10.16   177,176.03    7.895        359
75.001 - 80.000           362    61,986,256.68       19.00   171,232.75    7.466        358
80.001 - 85.000           175    31,094,886.10        9.53   177,685.06    8.169        359
85.001 - 90.000           218    40,991,880.69       12.57   188,036.15    8.309        359
90.001 - 95.000            82    15,354,892.25        4.71   187,254.78    8.313        358
95.001 - 100.000          571    74,979,008.28       22.99   131,311.75    7.725        351
100.001 - 110.000           2       491,570.66        0.15   245,785.33    6.690        360
-------------------------------------------------------------------------------------------
TOTAL:                  1,969   326,206,758.39      100.00   165,671.28    7.806        356
===========================================================================================

                                               WA
COMBINED                   WA               LOAN-         WA         %          %       WA
LOAN-TO-            REMAINING          WA     TO-   COMBINED   CASHOUT      OWNER     FICO
VALUE RATIO              TERM   SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------------------------

50.000 <=                 348           1   40.92      40.92     95.34      92.63   612.70
50.001 - 60.000           356           1   56.79      56.79     94.98      94.61   606.66
60.001 - 70.000           357           1   66.45      66.45     91.41      94.44   589.04
70.001 - 75.000           358           1   74.36      74.36     89.71      90.59   578.19
75.001 - 80.000           357           1   79.58      79.58     57.78      93.57   631.23
80.001 - 85.000           359           1   84.49      84.54     82.42      90.21   609.79
85.001 - 90.000           358           1   89.65      89.75     63.76      87.42   634.00
90.001 - 95.000           358           1   91.52      94.92     54.44     100.00   647.17
95.001 - 100.000          350           1   83.00      99.92     15.95     100.00   681.09
100.001 - 110.000         359           1   80.00     100.18      0.00     100.00   660.93
------------------------------------------------------------------------------------------
TOTAL:                    355           1   78.21      82.31     61.55      94.10   629.01
==========================================================================================


Weighted Average CLTV: 82.31
Minimum CLTV: 10.70
Maximum CLTV: 100.20

THE CSFB METHOD DOES NOT INCLUDE SILENT SECOND INFORMATION. THE CSFB METHOD IS
WHAT IS USED IN THE PROSPECTUS. THE RULE OF THUMB IS THAT FOR FIRST LIENS THE
LTV IS SHOWN (NO SILENT SECONDS INCLUDED) WHILE THE CLTV IS SHOWN FOR SECOND
LIENS.

IT IS IMPORTANT TO NOTE THAT FOR RATING AGENCY TAPES LTV'S AND CLTV'S THAT ARE
PROVIDED BY ISSUERS MIGHT NEED TO BE MANIPULATED BY CSFB IN ORDER TO SATISFY THE
RATING AGENCY REQUIREMENTS. THIS INCLUDES AND IS NOT LIMITED TO SHARING SILENT
SECOND INFORMATION.

11. GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES



GEOGRAPHIC
DISTRIBUTION                                      % OF
OF THE          NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA
MORTGAGED        MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL
PROPERTIES          LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM
---------------------------------------------------------------------------------------

California            216    56,048,709.70       17.18   259,484.77    7.286        357
Florida               291    48,231,596.23       14.79   165,744.32    8.052        356
New York               99    25,241,592.96        7.74   254,965.59    7.187        356
Arizona               102    16,124,795.47        4.94   158,086.23    7.435        357
Texas                 145    15,961,904.44        4.89   110,082.10    8.114        352
Illinois               88    15,178,275.42        4.65   172,480.40    7.908        359
Nevada                 76    15,146,111.61        4.64   199,290.94    7.481        356
Massachusetts          66    14,081,844.75        4.32   213,361.28    7.837        359
Michigan              128    13,020,650.04        3.99   101,723.83    8.094        352
New Jersey             50    12,214,235.75        3.74   244,284.72    8.154        355
Other                 708    94,957,042.02       29.11   134,120.12    8.109        356
---------------------------------------------------------------------------------------
TOTAL:              1,969   326,206,758.39      100.00   165,671.28    7.806        356
=======================================================================================

GEOGRAPHIC
DISTRIBUTION                               WA
OF THE                 WA               LOAN-         WA          %          %       WA
MORTGAGED       REMAINING          WA     TO-   COMBINED    CASHOUT      OWNER     FICO
PROPERTIES           TERM   SEASONING   VALUE        LTV       REFI   OCCUPIED    SCORE
---------------------------------------------------------------------------------------

California            356           1   74.99      79.19      68.04      95.95   635.33
Florida               356           1   78.87      83.21      50.35      92.21   624.89
New York              356           1   75.19      78.21      81.12      93.67   622.44
Arizona               356           1   80.37      84.98      54.82      89.65   653.71
Texas                 351           1   82.92      88.97      34.12      89.47   628.93
Illinois              358           1   82.18      88.56      59.00      91.77   645.06
Nevada                355           1   79.42      85.23      60.97      95.95   643.77
Massachusetts         359           1   76.16      80.73      71.86      97.39   633.94
Michigan              351           1   79.21      83.63      52.33      93.09   638.81
New Jersey            354           1   73.55      76.03      86.15      97.26   605.85
Other                 355           1   79.36      82.61      61.04      94.92   620.91
---------------------------------------------------------------------------------------
TOTAL:                355           1   78.21      82.31      61.55      94.10   629.01
=======================================================================================


Number of States Represented: 43

12. DOCUMENTATION



                                                         % OF
                       NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                        MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
DOCUMENTATION              LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------------------

Stated Documentation       1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
----------------------------------------------------------------------------------------------------------
TOTAL:                     1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
==========================================================================================================

                                      WA
                                   LOAN-         WA         %          %       WA
                              WA     TO-   COMBINED   CASHOUT      OWNER     FICO
DOCUMENTATION          SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
---------------------------------------------------------------------------------

Stated Documentation           1   78.21      82.31     61.55      94.10   629.01
---------------------------------------------------------------------------------
TOTAL:                         1   78.21      82.31     61.55      94.10   629.01
=================================================================================


13. CURRENT MORTGAGE RATES



                                                           % OF
                         NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                          MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
CURRENT MORTGAGE RATES       LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------------------

5.001 - 5.500                   18     4,747,551.36        1.46   263,752.85    5.220        358         357
5.501 - 6.000                   66    19,165,326.49        5.88   290,383.73    5.846        356         356
6.001 - 6.500                  112    29,235,779.71        8.96   261,033.75    6.333        358         357
6.501 - 7.000                  236    49,806,751.99       15.27   211,045.56    6.820        359         358
7.001 - 7.500                  243    49,607,334.47       15.21   204,145.41    7.269        358         357
7.501 - 8.000                  288    53,920,756.03       16.53   187,224.85    7.790        358         357
8.001 - 8.500                  170    29,953,442.95        9.18   176,196.72    8.275        360         359
8.501 - 9.000                  189    28,912,866.88        8.86   152,978.13    8.754        358         357
9.001 - 9.500                  156    19,399,520.96        5.95   124,355.90    9.266        354         354
9.501 - 10.000                 180    21,224,514.77        6.51   117,913.97    9.759        357         357
10.001 - 10.500                166    12,770,820.93        3.91    76,932.66   10.342        349         349
10.501 - 11.000                 79     4,178,663.38        1.28    52,894.47   10.813        311         310
11.001 - 11.500                 26     1,405,489.64        0.43    54,057.29   11.367        304         303
11.501 - 12.000                 17       839,645.45        0.26    49,390.91   11.832        235         234
12.001 - 12.500                 23     1,038,293.38        0.32    45,143.19   12.434        258         257
------------------------------------------------------------------------------------------------------------
TOTAL:                       1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
============================================================================================================

                                        WA
                                     LOAN-         WA         %          %       WA
                                WA     TO-   COMBINED   CASHOUT      OWNER     FICO
CURRENT MORTGAGE RATES   SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------------------

5.001 - 5.500                    1   68.07      69.99     96.29      89.37   714.97
5.501 - 6.000                    1   72.06      75.73     79.59     100.00   675.97
6.001 - 6.500                    1   75.39      81.62     57.18      95.61   660.61
6.501 - 7.000                    1   76.84      84.02     53.64      92.11   654.42
7.001 - 7.500                    1   76.81      82.97     57.63      96.30   640.09
7.501 - 8.000                    1   77.69      82.14     62.64      95.28   619.67
8.001 - 8.500                    1   79.07      83.52     56.38      90.10   610.31
8.501 - 9.000                    1   81.20      82.44     66.66      92.95   598.18
9.001 - 9.500                    1   81.12      81.27     72.77      90.34   587.28
9.501 - 10.000                   1   79.09      79.09     78.89      94.17   570.77
10.001 - 10.500                  1   87.67      87.67     45.44      95.88   618.64
10.501 - 11.000                  1   91.18      91.18     27.84      91.34   631.30
11.001 - 11.500                  1   93.01      93.01     22.57      91.54   652.47
11.501 - 12.000                  1   95.63      95.63     19.82     100.00   637.84
12.001 - 12.500                  1   94.36      94.36     66.72      96.49   662.52
-----------------------------------------------------------------------------------
TOTAL:                           1   78.21      82.31     61.55      94.10   629.01
===================================================================================


Minimum: 5.0120
Maximum: 12.5000
Weighted Average: 7.8057

14. MAXIMUM RATES (ARMS ONLY)



                                                           % OF
                         NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                              WA          WA
MAXIMUM RATES             MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA         WA    ORIGINAL   REMAINING
(ARMS ONLY)                  LOANS          BALANCE     BALANCE      BALANCE   COUPON     MARGIN        TERM        TERM
------------------------------------------------------------------------------------------------------------------------

9.501 - 10.000                   2       671,473.16        0.24   335,736.58    6.714      5.924        360.        359.
10.501 - 11.000                  1       142,400.00        0.05   142,400.00    7.940      6.840        360.        358.
11.001 - 11.500                 17     4,520,216.05        1.63   265,895.06    5.274      4.123        360.        359.
11.501 - 12.000                 40    11,005,488.87        3.96   275,137.22    5.857      4.705        360.        359.
12.001 - 12.500                 80    21,303,941.98        7.66   266,299.27    6.331      5.179        360.        359.
12.501 - 13.000                133    31,611,832.66       11.37   237,682.95    6.807      5.701        360.        359.
13.001 - 13.500                163    37,904,062.16       13.64   232,540.26    7.225      6.148        360.        359.
13.501 - 14.000                301    57,114,136.67       20.55   189,747.96    7.592      6.506        360.        359.
14.001 - 14.500                208    36,853,152.15       13.26   177,178.62    7.995      6.899        360.        359.
14.501 - 15.000                179    29,519,718.05       10.62   164,914.63    8.620      7.365        360.        359.
15.001 - 15.500                138    18,168,781.10        6.54   131,657.83    9.220      7.910        360.        359.
15.501 - 16.000                160    20,328,867.11        7.31   127,055.42    9.676      8.379        360.        359.
16.001 - 16.500                 58     6,840,755.59        2.46   117,944.06   10.198      8.842        360.        359.
16.501 - 17.000                 11     1,674,823.56        0.60   152,256.69   10.531      8.869        360.        358.
17.001 - 17.500                  1       136,325.00        0.05   136,325.00   11.170      9.500        360.        360.
17.501 - 18.000                  2       143,932.01        0.05    71,966.01   11.659     10.409        360.        358.
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,494   277,939,906.12      100.00   186,037.42    7.755      6.600        360.        359.
========================================================================================================================

                                         WA
                                      LOAN-         WA         %          %      WA
MAXIMUM RATES                   WA      TO-   COMBINED   CASHOUT      OWNER    FICO       WA
(ARMS ONLY)              SEASONING    VALUE        LTV      REFI   OCCUPIED   SCORE   MARGIN
--------------------------------------------------------------------------------------------

9.501 - 10.000                  1.    79.37      91.62     38.77      *****     626    5.924
10.501 - 11.000                 2.    80.00      80.00      0.00      *****     668    6.840
11.001 - 11.500                 1.    68.42      70.43     93.72      94.47     714    4.123
11.501 - 12.000                 1.    72.89      77.46     79.91      *****     666    4.705
12.001 - 12.500                 1.    77.31      84.07     52.02      99.48     654    5.179
12.501 - 13.000                 1.    76.98      85.44     56.06      89.83     651    5.701
13.001 - 13.500                 1.    76.38      83.62     58.47      95.85     642    6.148
13.501 - 14.000                 1.    78.02      83.02     56.69      95.18     628    6.506
14.001 - 14.500                 1.    79.19      83.53     51.96      92.50     621    6.899
14.501 - 15.000                 1.    81.17      82.43     64.25      93.56     600    7.365
15.001 - 15.500                 1.    79.88      80.17     72.21      89.68     582    7.910
15.501 - 16.000                 1.    77.91      77.91     78.45      95.05     566    8.379
16.001 - 16.500                 1.    78.25      78.25     83.34      92.31     567    8.842
16.501 - 17.000                 2.    84.03      84.03     83.83      78.40     581    8.869
17.001 - 17.500                 0.    95.00      95.00      0.00      *****     639    9.500
17.501 - 18.000                 2.    87.92      87.92     47.23      *****     579   10.409
--------------------------------------------------------------------------------------------
TOTAL:                          1.    77.93      82.39     61.52      94.12     624    6.600
============================================================================================


Minimum: 9.5400
Maximum: 17.6850
Weighted Average: 13.8587

15. GROSS MARGINS (ARMS ONLY)



                                                    % OF
GROSS             NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
MARGINS            MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
(ARMS ONLY)           LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-----------------------------------------------------------------------------------------------------

3.501 - 4.000            13     3,572,909.75        1.29   274,839.21    5.232        360         359
4.001 - 4.500            20     5,610,698.09        2.02   280,534.90    5.868        360         359
4.501 - 5.000            57    15,819,581.34        5.69   277,536.51    6.246        360         359
5.001 - 5.500            98    21,495,283.45        7.73   219,339.63    6.618        360         359
5.501 - 6.000           163    42,558,558.94       15.31   261,095.45    7.031        360         359
6.001 - 6.500           215    41,406,621.34       14.90   192,588.94    7.320        360         359
6.501 - 7.000           275    50,849,849.54       18.30   184,908.54    7.767        360         359
7.001 - 7.500           222    39,542,555.77       14.23   178,119.62    8.247        360         359
7.501 - 8.000           145    21,830,039.91        7.85   150,552.00    8.958        360         359
8.001 - 8.500           152    19,165,357.02        6.90   126,087.88    9.487        360         359
8.501 - 9.000           105    12,064,622.98        4.34   114,901.17    9.945        360         359
9.001 - 9.500            23     3,470,810.17        1.25   150,904.79   10.426        360         359
9.501 - 10.000            3       296,664.58        0.11    98,888.19   10.870        360         359
10.001 - 10.500           2       143,932.01        0.05    71,966.01   11.659        360         358
13.501 - 14.000           1       112,421.23        0.04   112,421.23    7.790        360         359
-----------------------------------------------------------------------------------------------------
TOTAL:                1,494   277,939,906.12      100.00   186,037.42    7.755        360         359
=====================================================================================================

                                 WA
GROSS                         LOAN-         WA         %          %       WA
MARGINS                  WA     TO-   COMBINED   CASHOUT      OWNER     FICO
(ARMS ONLY)       SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------

3.501 - 4.000             1   66.17      69.10    100.00      93.00   720.55
4.001 - 4.500             1   74.29      77.55     65.80     100.00   671.96
4.501 - 5.000             1   74.61      81.77     68.70     100.00   665.93
5.001 - 5.500             1   77.41      85.29     54.48      89.60   651.36
5.501 - 6.000             1   75.21      81.66     61.52      94.95   643.12
6.001 - 6.500             1   78.26      85.35     54.56      96.23   639.43
6.501 - 7.000             1   78.23      82.03     57.20      95.14   618.95
7.001 - 7.500             1   80.51      84.26     52.78      90.54   612.68
7.501 - 8.000             1   81.30      82.17     68.59      93.21   595.71
8.001 - 8.500             1   78.29      78.29     76.23      94.25   568.61
8.501 - 9.000             1   79.81      79.81     81.25      92.87   570.14
9.001 - 9.500             1   78.71      78.71     79.00      89.17   569.17
9.501 - 10.000            1   83.04      83.04     76.32      64.25   585.11
10.001 - 10.500           2   87.92      87.92     47.23     100.00   578.55
13.501 - 14.000           1   94.94      94.94      0.00     100.00   596.00
----------------------------------------------------------------------------
TOTAL:                    1   77.93      82.39     61.52      94.12   624.26
============================================================================


Minimum: 3.7620
Maximum: 13.7500
Weighted Average: 6.6001

16. INITIAL CAP (ARMS ONLY)



INITIAL                                             % OF
CAP               NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
(ARMS              MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
ONLY)                 LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-----------------------------------------------------------------------------------------------------

1.000                    16     2,479,932.00        0.89   154,995.75    8.794        360         359
1.500                     5     2,356,239.31        0.85   471,247.86    6.873        360         359
2.000                     1       132,000.00        0.05   132,000.00    7.600        360         357
3.000                 1,471   272,503,734.81       98.04   185,250.67    7.755        360         359
6.000                     1       468,000.00        0.17   468,000.00    6.375        360         356
-----------------------------------------------------------------------------------------------------
TOTAL:                1,494   277,939,906.12      100.00   186,037.42    7.755        360         359
=====================================================================================================

INITIAL                          WA
CAP                           LOAN-         WA         %          %       WA
(ARMS                    WA     TO-   COMBINED   CASHOUT      OWNER     FICO
ONLY)             SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------

1.000                     1   78.53      83.63     66.42     100.00   629.36
1.500                     1   63.61      66.43     85.91     100.00   645.46
2.000                     3   80.00     100.00      0.00     100.00   655.00
3.000                     1   78.04      82.51     61.40      94.01   623.89
6.000                     4   80.00      80.00      0.00     100.00   698.00
----------------------------------------------------------------------------
TOTAL:                    1   77.93      82.39     61.52      94.12   624.26
============================================================================


Minimum: 1.0000
Maximum: 6.0000
Weighted Average: 2.9740

17. PERIODIC CAP (ARMS ONLY)



PERIODIC                                            % OF
CAP               NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
(ARMS              MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
ONLY)                 LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
-----------------------------------------------------------------------------------------------------

1.000                 1,487   274,786,301.83       98.87   184,792.40    7.764        360         359
1.500                     6     2,685,604.29        0.97   447,600.72    7.112        360         358
2.000                     1       468,000.00        0.17   468,000.00    6.375        360         356
-----------------------------------------------------------------------------------------------------
TOTAL:                1,494   277,939,906.12      100.00   186,037.42    7.755        360         359
=====================================================================================================

PERIODIC                         WA
CAP                           LOAN-         WA         %          %       WA
(ARMS                    WA     TO-   COMBINED   CASHOUT      OWNER     FICO
ONLY)             SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------

1.000                     1   78.09      82.61     61.25      94.20   624.17
1.500                     2   60.87      60.87    100.00      85.87   620.70
2.000                     4   80.00      80.00      0.00     100.00   698.00
----------------------------------------------------------------------------
TOTAL:                    1   77.93      82.39     61.52      94.12   624.26
============================================================================


Minimum: 1.0000
Maximum: 2.0000
Weighted Average: 1.0065

18. MIN RATE (ARMS ONLY)



                                                    % OF
                  NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                    WA          WA
MIN RATE           MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL         WA   ORIGINAL   REMAINING
(ARMS ONLY)           LOANS          BALANCE     BALANCE      BALANCE     COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------------

5.001 - 5.500            18     4,928,233.95        1.77   273,790.78      5.338        360         359
5.501 - 6.000            47    13,413,378.46        4.83   285,391.03      6.062        360         359
6.001 - 6.500            93    24,386,887.85        8.77   262,224.60      6.405        360         359
6.501 - 7.000           211    44,356,797.77       15.96   210,221.79      6.847        360         359
7.001 - 7.500           221    45,052,341.35       16.21   203,856.75      7.296        360         359
7.501 - 8.000           247    47,940,427.45       17.25   194,090.80      7.814        360         359
8.001 - 8.500           145    27,048,392.23        9.73   186,540.64      8.284        360         359
8.501 - 9.000           158    26,201,362.39        9.43   165,831.41      8.755        360         359
9.001 - 9.500           139    17,944,985.18        6.46   129,100.61      9.273        360         359
9.501 - 10.000          152    19,060,648.73        6.86   125,399.00      9.752        360         359
10.001 - 10.500          51     6,073,022.60        2.19   119,078.87     10.244        360         359
10.501 - 11.000           9     1,253,171.15        0.45   139,241.24     10.720        360         358
11.001 - 11.500           1       136,325.00        0.05   136,325.00     11.170        360         360
11.501 - 12.000           2       143,932.01        0.05    71,966.01     11.659        360         358
-------------------------------------------------------------------------------------------------------
TOTAL:                1,494   277,939,906.12      100.00   186,037.42      7.755        360         359
=======================================================================================================

                                   WA         WA         %          %       WA
MIN RATE                 WA   LOAN-TO   COMBINED   CASHOUT      OWNER     FICO
(ARMS ONLY)       SEASONING    -VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------------

5.001 - 5.500             1     69.12      70.97     85.96      94.93   702.83
5.501 - 6.000             1     70.99      74.73     82.94     100.00   646.04
6.001 - 6.500             1     76.79      83.31     52.68      99.55   654.16
6.501 - 7.000             1     76.93      84.67     49.34      91.16   654.87
7.001 - 7.500             1     77.37      83.80     54.61      96.51   641.73
7.501 - 8.000             1     78.85      83.51     60.71      95.74   620.75
8.001 - 8.500             1     79.14      83.93     54.01      89.78   610.47
8.501 - 9.000             1     81.56      82.82     67.39      92.75   597.38
9.001 - 9.500             1     80.37      80.54     74.54      89.55   583.07
9.501 - 10.000            1     78.50      78.50     80.18      94.72   564.77
10.001 - 10.500           1     77.02      77.02     85.86      91.33   560.41
10.501 - 11.000           2     84.74      84.74     78.39      71.13   591.56
11.001 - 11.500           0     95.00      95.00      0.00     100.00   639.00
11.501 - 12.000           2     87.92      87.92     47.23     100.00   578.55
------------------------------------------------------------------------------
TOTAL:                    1     77.93      82.39     61.52      94.12   624.26
==============================================================================


Minimum: 5.0120
Maximum: 11.6850
Weighted Average: 7.7201

19. (ARMS ONLY)

20. INDEX (ARMS ONLY)



                                                    % OF
                  NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                    WA          WA
INDEX              MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL         WA   ORIGINAL   REMAINING
(ARMS ONLY)           LOANS          BALANCE     BALANCE      BALANCE     COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------------

6 Month Libor         1,494   277,939,906.12      100.00   186,037.42      7.755        360         359
-------------------------------------------------------------------------------------------------------
TOTAL:                1,494   277,939,906.12      100.00   186,037.42      7.755        360         359
=======================================================================================================

                                   WA         WA         %          %       WA
INDEX                    WA   LOAN-TO   COMBINED   CASHOUT      OWNER     FICO
(ARMS ONLY)       SEASONING    -VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------------

6 Month Libor             1     77.93      82.39     61.52      94.12   624.26
------------------------------------------------------------------------------
TOTAL:                    1     77.93      82.39     61.52      94.12   624.26
==============================================================================


21. ARM FIX



                                                    % OF
                  NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                    WA          WA
                   MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL         WA   ORIGINAL   REMAINING
ARMS                  LOANS          BALANCE     BALANCE      BALANCE     COUPON       TERM        TERM
-------------------------------------------------------------------------------------------------------

ARM                   1,494   277,939,906.12       85.20   186,037.42      7.755        360         359
Fixed Rate              475    48,266,852.27       14.80   101,614.43      8.098        334         333
-------------------------------------------------------------------------------------------------------
TOTAL:                1,969   326,206,758.39      100.00   165,671.28      7.806        356         355
=======================================================================================================

                                   WA         WA         %          %       WA
                         WA   LOAN-TO   COMBINED   CASHOUT      OWNER     FICO
ARMS              SEASONING    -VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------------

ARM                       1     77.93      82.39     61.52      94.12   624.26
Fixed Rate                1     79.85      81.83     61.75      93.93   656.31
------------------------------------------------------------------------------
TOTAL:                    1     78.21      82.31     61.55      94.10   629.01
==============================================================================


22. CREDIT GRADE



                                                 % OF
               NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
                MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
CREDIT GRADE       LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
--------------------------------------------------------------------------------------------------

A+                 1,007   175,327,505.38       53.75   174,108.74    7.658        357         356
80/20 1st            347    67,707,226.29       20.76   195,121.69    7.141        360         359
A                    180    37,295,430.94       11.43   207,196.84    8.071        359         358
A-                    72    13,020,969.76        3.99   180,846.80    8.420        360         359
80/20 2nd            245    11,794,540.60        3.62    48,140.98   10.753        298         297
B                     58    11,652,785.17        3.57   200,910.09    8.400        359         358
C+                    60     9,408,300.25        2.88   156,805.00    9.009        359         358
--------------------------------------------------------------------------------------------------
TOTAL:             1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
==================================================================================================

                                 WA         WA         %          %       WA
                      WA      LOAN-   COMBINED   CASHOUT      OWNER     FICO
CREDIT GRADE   SEASONING   TO-VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------

A+                     1      77.85      77.89     70.46      91.86   625.15
80/20 1st              1      79.96      99.57     20.18     100.00   681.35
A                      1      77.17      77.17     87.31      91.15   591.88
A-                     1      72.72      72.72     87.29      91.23   563.85
80/20 2nd              1      99.72      99.72      3.94     100.00   682.07
B                      1      71.24      71.24     90.60      97.53   583.62
C+                     1      65.90      65.90     91.86      97.19   551.17
----------------------------------------------------------------------------
TOTAL:                 1      78.21      82.31     61.55      94.10   629.01
============================================================================


23. LIEN POSITION



                                                 % OF
               NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
LIEN            MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
POSITION           LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
--------------------------------------------------------------------------------------------------

First Lien         1,724   314,412,217.79       96.38   182,373.68    7.695        358         358
Second Lien          245    11,794,540.60        3.62    48,140.98   10.753        298         297
--------------------------------------------------------------------------------------------------
TOTAL:             1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
==================================================================================================

                                 WA         WA         %          %       WA
LIEN                  WA      LOAN-   COMBINED   CASHOUT      OWNER     FICO
POSITION       SEASONING   TO-VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------------

First Lien             1      77.41      81.66     63.72      93.87   627.02
Second Lien            1      99.72      99.72      3.94     100.00   682.07
----------------------------------------------------------------------------
TOTAL:                 1      78.21      82.31     61.55      94.10   629.01
============================================================================


24. SILENT SECOND



                                           % OF
         NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
SILENT    MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
SECOND       LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
--------------------------------------------------------------------------------------------

N            1,620   258,070,748.57       79.11   159,302.93    7.981        355         354
Y              349    68,136,009.82       20.89   195,232.12    7.143        360         359
--------------------------------------------------------------------------------------------
TOTAL:       1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
============================================================================================

                           WA         WA         %          %       WA
SILENT          WA      LOAN-   COMBINED   CASHOUT      OWNER     FICO
SECOND   SEASONING   TO-VALUE        LTV      REFI   OCCUPIED    SCORE
----------------------------------------------------------------------

N                1      77.75      77.75     72.51      92.54   615.28
Y                1      79.96      99.57     20.05     100.00   681.01
----------------------------------------------------------------------
TOTAL:           1      78.21      82.31     61.55      94.10   629.01
======================================================================


25. IO ORIGINAL TERM



                                             % OF
IO         NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
ORIGINAL    MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
TERM           LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
----------------------------------------------------------------------------------------------

0              1,689   251,922,615.81       77.23   149,154.89    7.980        355         354
60               279    73,816,142.58       22.63   264,573.99    7.218        360         359
120                1       468,000.00        0.14   468,000.00    6.375        360         356
----------------------------------------------------------------------------------------------
TOTAL:         1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
==============================================================================================

IO                           WA         WA         %          %       WA
ORIGINAL          WA   LOAN-TO-   COMBINED   CASHOUT      OWNER     FICO
TERM       SEASONING      VALUE        LTV      REFI   OCCUPIED    SCORE
------------------------------------------------------------------------

0                  1      77.91      80.88     63.86      92.71   620.48
60                 1      79.22      87.19     54.06      98.79   657.66
120                4      80.00      80.00      0.00     100.00   698.00
------------------------------------------------------------------------
TOTAL:             1      78.21      82.31     61.55      94.10   629.01
========================================================================


26. PREPAYMENT TERM



                                               % OF
             NUMBER OF        AGGREGATE   AGGREGATE      AVERAGE                  WA          WA
PREPAYMENT    MORTGAGE        PRINCIPAL   PRINCIPAL    PRINCIPAL       WA   ORIGINAL   REMAINING
TERM             LOANS          BALANCE     BALANCE      BALANCE   COUPON       TERM        TERM
------------------------------------------------------------------------------------------------

0                  617    96,175,144.65       29.48   155,875.44    8.177        353         352
12                 170    39,491,941.64       12.11   232,305.54    7.465        357         357
24                 965   161,997,581.63       49.66   167,873.14    7.731        360         359
30                   2       363,332.81        0.11   181,666.41    8.065        360         359
36                 215    28,178,757.66        8.64   131,063.99    7.445        347         347
------------------------------------------------------------------------------------------------
TOTAL:           1,969   326,206,758.39      100.00   165,671.28    7.806        356         355
================================================================================================

                            WA
                         LOAN-         WA         %          %       WA
PREPAYMENT          WA     TO-   COMBINED   CASHOUT      OWNER     FICO
TERM         SEASONING   VALUE        LTV      REFI   OCCUPIED    SCORE
-----------------------------------------------------------------------

0                    1   78.65      82.41     60.49      94.51   629.40
12                   1   78.00      81.67     76.87      94.10   626.45
24                   1   78.36      83.18     56.28      94.34   624.83
30                   1   79.89      79.89     48.44     100.00   633.20
36                   1   76.14      77.87     74.25      91.21   655.19
-----------------------------------------------------------------------
TOTAL:               1   78.21      82.31     61.55      94.10   629.01
=======================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Aug 18, 2005 10:56

--------------------------------------------------------------------------------
Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient)
understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

100   LOAN ELIGIBILITY.........................................................1
101   LOAN SEASONING...........................................................1
102   OCCUPANCY................................................................1
      A. PRIMARY RESIDENCE
      B. SECOND VACATION HOME
      C. NON-OWNER OCCUPIED PROPERTY
103   BORROWER ELIGIBILITY.....................................................1
      A. U.S. CITIZEN
      B. NON-OCCUPANT CO-BORROWER
      C. PERMANENT RESIDENT ALIEN
      D. NON-PERMANENT RESIDENT ALIEN
      E. FOREIGN NATIONALS

      A. TITLE VESTING
         1. INDIVIDUAL
         2. JOINT TENANTS
         3. TENANTS IN COMMON
         4. FAMILY TRUSTS
      B. RIGHTS OF OWNERSHIP
         1. FEE SIMPLE
         2. LEASEHOLD
108   TRANSACTION TYPES........................................................4
      A. PURCHASE MORTGAGES
      B. RATE/TERM REFINANCE MORTGAGES
      C. CASH-OUT REFINANCE MORTGAGE
      D. CONSTRUCTION/PERMANENT MORTGAGES
      E. CONTRACT FOR DEED/LAND CONTRACTS/BOND FOR DEED
      F. LEASE WITH OPTION TO PURCHASE TRANSACTIONS

      A. DEFINITION OF LTV
      B. DEFINITION OF VALUE
         1. PURCHASE MORTGAGE VALUE
         2. CONSTRUCTION/PERMANENT LOAN VALUE

      A. FIRST MORTGAGES
         1. CREDIT DOCUMENTATION
         2. APPRAISAL DOCUMENTATION
117   ELIGIBLE PROPERTY TYPES..................................................8
      A. SINGLE-FAMILY RESIDENCE
      B. MULTI-FAMILY
      C. ATTACHED HOUSING
      D. PLANNED UNIT DEVELOPMENT (PUD)
      E. PUD WARRANTIES
      F. MODULAR, PANELIZED, PRE-CUT HOMES
      G. CONDO UNIT WITHIN A BUILDING
         1. WARRANTIES FOR CONDOMINIUM PROJECTS
         2. CONDOMINIUM WARRANTIES FOR SITE
            CONDOMINIUMS
118   INELIGIBLE PROPERTY TYPES...............................................10
119   REMOVED
120   SECTION 32..............................................................10
121   ESCROW/IMPOUNDS.........................................................10
122   INELIGIBLE PROPERTY LOCATIONS...........................................10
123   MINIMUM LOAN TERMS......................................................10

--------------------------------------------------------------------------------
1                                                                  Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

      A. HOUSING PAYMENT HISTORY
      B. BANKRUPTCY
      C. FORECLOSURE AND FORBEARANCE
      D. CONSUMER CREDIT COUNSELING
      E. MAJOR DEROGATORY CREDIT

      A. HOUSING TO INCOME RATIOS
      B. TOTAL DEBT-TO-INCOME RATIOS
217 EMPLOYMENT AND INCOME ANALYSIS............................................15
218 DOCUMENTATION STANDARDS...................................................15
      A. FULL INCOME DOCUMENTATION
      B. ALT INCOME DOCUMENTATION
      C. STATED INCOME DOCUMENTATION
219 INCOME TYPES..............................................................15
220 WAGE EARNERS..............................................................15
      A. WAGE EARNER
      B. WAGE EARNER - BONUS OR OVERTIME
      C. WAGE EARNER - TIPS OR GRATUITY
      D. WAGE EARNER - COMMISSION
      E. REQUIRED DOCUMENTATION FOR WAGE EARNERS
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
221 SELF-EMPLOYED INCOME......................................................17
      A. REQUIRED DOCUMENTATION FOR SELF-EMPLOYED INCOME EARNERS
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
222 SECOND JOB/PART TIME INCOME...............................................18
223 FIXED INCOME..............................................................18
      A. NON-TAXABLE INCOME
      B. FIXED INCOME TYPES
         1. ALIMONY, CHILD SUPPORT AND SEPARATE MAINTENANCE INCOME
         2. DISABILITY OR WORKERS' COMPENSATION INCOME
         3. PERMANENT DISABILITY
         4. PENSION INCOME
         5. SOCIAL SECURITY INCOME
      C. REQUIRED DOCUMENTATION FOR FIXED INCOME EARNERS
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
224 RENTAL INCOME.............................................................19
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION

--------------------------------------------------------------------------------
2                                                                  Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

225 OTHER INCOME..............................................................19
      A. INTEREST AND DIVIDEND INCOME
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
      B. TRUST INCOME
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
      C. NOTE INCOME
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
      D. INHERITED AND GUARANTEED INCOME
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
      E. TEMPORARY DISABILITY INCOME
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
      F. SEASONAL UNEMPLOYMENT COMPENSATION OR INCONSISTENT WAGE PERIODS
         1. FULL INCOME DOCUMENTATION
         2. ALT INCOME DOCUMENTATION
         3. STATED INCOME DOCUMENTATION
226   RESIDUAL INCOME.........................................................21
227   PAYMENT SHOCK...........................................................21
228   CASH TO CLOSE...........................................................21
      A. DEPOSIT VERIFICATION
      B. MINIMUM DOWN PAYMENT
      C. DEFINITION OF CASH
      D. DEFINITION OF OTHER EQUITY
      E. UNACCEPTABLE SOURCES OF DOWN PAYMENT
      F. SELLER CONTRIBUTIONS

      A. REQUIRED APPRAISAL FORMS
      B. FIELD REVIEW
      C. REQUIRED APPRAISAL ATTACHMENTS
      D. COMPLETION OF APPRAISAL REPORTS
      E. CONDITIONS OF APPRAISAL
      F. AGE OF APPRAISAL
      G. NON-DISCRIMINATION
232 APPRAISAL EVALUATION......................................................24
      A. NEIGHBORHOOD ANALYSIS
      B. SITE ANALYSIS
      C. IMPROVEMENT ANALYSIS
      D. COST APPROACH
      E. SALES COMPARISON ANALYSIS APPROACH
      F. SALES HISTORY
233 ADDITIONAL REVIEW CONSIDERATIONS..........................................29
      A. TWO TO FOUR UNIT PROPERTIES
         1. NEIGHBORHOOD
         2. COMPARABLE RENTAL DATA
         3. COMPARABLE MARKET DATA
      B. CONDOMINIUMS
         1. NEIGHBORHOOD
         2. PROJECT IMPROVEMENTS
         3. LEASEHOLD PROPERTIES
ALPHABETICAL INDEX............................................................30

--------------------------------------------------------------------------------
3                                                                  Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

--------------------------------------------------------------------------------
100 LOAN ELIGIBILITY
--------------------------------------------------------------------------------

Our purpose is to originate loans based on sound underwriting principles, adherence to underwriting guidelines, and sound risk classification practices.
Each loan is reviewed on an individual basis, based on its own merits. Credit history, capacity, stability, assets, and the collateral property are all reviewed and analyzed prior to a decision being made. Underwriters use their experience and common sense judgment in evaluating the overall qualifications of each borrower and in determining when exceptions to the guidelines and/or documentation are warranted. The net benefit of the loan to the borrower is also very closely analyzed and considered.

--------------------------------------------------------------------------------
101 LOAN SEASONING
--------------------------------------------------------------------------------

12 months' seasoning is required if using the appraised value to determine LTV.
Otherwise, the lesser of the appraised value or the original purchase price of the home plus any documented costs of improvements is used to determine the LTV.
A minimum of 6 months seasoning is acceptable for borrowers with minimum scores of 640 and who can document a minimum of 12 months mortgage/rental history at 0
x 30. Six-month seasoning is available on all products with the exception of construction to perm loans.

There is no seller's seasoning for purchases; increase must be reasonable and addressed by the appraiser. Aegis will not accept a loan with recent multiple transfers of title within the last 12 months.

--------------------------------------------------------------------------------
102 OCCUPANCY
--------------------------------------------------------------------------------

Occupancy types are:

o Primary residence

o Second vacation home

o Non-owner occupied

A.   PRIMARY RESIDENCE

     A primary residence is a one to four family property that is physically occupied by the Borrower as his or her principal residence. The following criteria define residency:

     1.   Borrower occupies the property as his or her principal residence

     2.   Property is occupied by the Borrower for the major part of the year

     3.   Property location is convenient to the Borrower's principal place of employment

     4.   Property address is on record for federal income tax reporting, voter registration, driver's license, occupational licensing, etc.

     5.   Property possesses physical characteristics to accommodate the
          Borrower's immediate family (physical characteristics are considered those typical to both the owner and the neighborhood)

     6.   Multi-family purchases cannot be considered as owner occupied if the borrower owns other real estate.

B.   SECOND VACATION HOME

     A second vacation home is a one-unit property owned and occupied by the
     Borrower for his or her exclusive use and enjoyment. This property should be located at a sufficient distance or time of travel from the primary residence.

     The following criteria define a second vacation home:

     1.   Property is suitable for year-round occupancy

     2.   Property is for the Borrower's exclusive use and enjoyment

     3.   Property is not subject to any rental pools, agreements requiring the property to be rented

     4.   Property occupancy is not controlled by a management firm

     5.   A second home is generally in a recognized resort type area.

     Two to four family unit properties are not eligible as second vacation homes. Timesharing or rental agreement ownership is not eligible under this definition.

     Second/Vacation Homes have the same LTV as Primary Residences on core products only. They are not allowed on special products.

C.   NON-OWNER OCCUPIED PROPERTY

     Any Loan that is secured by property that is neither the Borrower's primary residence nor his or her second vacation home is a non-owner occupied
     (investment) property. "Investment property" is defined as property owned for the purpose of generating a positive net cash flow.

     Aegis accepts non-owner occupied (investment) property for U.S. citizens only.

A Loan for investment property generating a negative cash flow will be closely scrutinized and must make sense for the Borrower's circumstances.

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103 BORROWER ELIGIBILITY
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Any regard to the Borrower's race, color, religion, national origin, age, sex or marital status must be avoided during the origination and underwriting process.

A.   U.S. CITIZEN

     A United States citizen may be eligible as a Borrower for all Loan
     Programs. Citizens with unverifiable foreign income are ineligible.

B.   NON-OCCUPANT CO-BORROWER

     The occupant borrower must contribute at least 50% of the total monthly income to be treated as OO. If the non-occupant borrower contributes the most income, the loan will be considered as NOO for purposes of determining rate and LTV. The non-occupant co-borrower must be a close family member-parent, child, sibling, grandchild, or

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     grandparent. Refinances require non-occupying co-borrower to be on title 3 months. Non-occupying co-borrower's are not allowed on Specialty products.

C.   PERMANENT RESIDENT ALIEN

     A permanent resident alien is a non-U.S. citizen who is legally able to maintain permanent residency in the United States. For all Loan Programs, a resident alien may be eligible as a Borrower on owner occupied properties only if there is acceptable evidence of lawful permanent residency.
     Borrower must meet all other Borrower eligibility requirements.

     Acceptable evidence includes:

          o    Alien registration card (green card) with 10-year expiration date printed on the front of the card but no expiration date on the back.

          o    Alien registration receipt card (I-551) with expiration date and copy of unexpired Bureau of Citizenship and Immigration Services
               (BCIS) Form I-751.

          o    Unexpired foreign passport with unexpired stamp reading,
               processed for I-551

          o    Temporary evidence of Lawful Admission for Permanent Residence.
               Valid until (MM-DD-YY).

          o    Any other BCIS-issued evidence.

D.   NON-PERMANENT RESIDENT ALIEN

     A non-permanent resident alien is a non-U.S. citizen who resides in the
     United States under the terms of a Visa. A non-permanent resident alien is eligible for financing on owner occupied property under the same terms and conditions offered to U.S. citizens and permanent resident aliens.
     Applications for Visas are not accepted. Borrower must meet all other
     Borrower eligibility requirements. The borrower must be employed in the
     U.S. and income must be likely to continue for at least three years.
     Borrowers with diplomatic immunity are not eligible. Borrowers with one of the following Visa Statuses are generally considered lawful non-permanent resident aliens: H-1; H-2A; H-3; L-1; E-1; and G.

E.   FOREIGN NATIONALS

     A foreign national is a non-U.S. citizen who lives and works outside the
     United States. Foreign nationals are ineligible as Borrowers under all Loan programs.

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104 REQUIRED SIGNATURES
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Any individual(s) whose income or financial strength is needed to meet the credit underwriting guidelines must sign the Note. The Borrower's name and signature must be consistent on all Loan Documents and must correspond with the name of the Borrower as it appears on the title insurance policy and/or Warranty
Deed. The Borrower must sign all documents in ink.

Each owner of the property, as required under applicable law, must sign the
Security Instrument. At least one individual should sign both the Note and the
Security Instrument.

Once executed, delivered and recorded, the Security Instrument must create a valid first or second lien on the property even if the Borrower's marital status is not indicated on, or if the Borrower's spouse did not execute, the Security
Instrument. Notwithstanding the foregoing, as allowed by and in compliance with all applicable law, the Borrower may use electronic means to execute the documents.

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105 POWER OF ATTORNEY
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Use of a POA greatly increases the risk of fraud. Therefore, as a general rule,
POAs should be used only as a last resort and never merely as a convenience for the borrowers. We expect and require that the borrowers will show up, in person, to sign the loan documents.

Nevertheless, Aegis Funding recognizes that circumstances may arise unexpectedly, compelling use of a POA. ONLY THE CENTER MANAGER OR UNDERWRITING
MANAGER CAN AUTHORIZE USE OF A POA TO CLOSE A LOAN. Prior to authorizing the use of a POA, it must be confirmed with either the notary or the party executing the
POA the validity of the document. Contact numbers for this must be located through a third party source, i.e. directory assistance, internet, etc.
Operations can contact the Legal Department for help at any time.

If a POA is to be used, it must be a "specific POA" and not a "general POA." A specific POA refers to the specific loan transaction to be consummated under the
POA. It might say, for example, that the principal authorizes the attorney-in-fact to "make, execute, acknowledge, amend, modify and deliver in my name any and all instruments and documents, including but not limited to written applications, authorizations, disclosures, notices, rescission notices, notes, agreements, promises to pay, affidavits, closing statements, contracts, instruments of conveyance, mortgage (including without limitation deeds of trust) or lease, as my said attorney may deem appropriate, that are in any way related to the consummation of a loan with Aegis (Funding or Lending) in the amount of not more than $60,000, providing for repayment over a term not exceeding 180 months, to be secured by a lien, mortgage or security interest in or upon the property commonly known as 123 Oak Street, Smallville, OH 12345, which is more fully described in Exhibit "A" attached hereto."

Because the use of a POA should only be permitted when circumstances arise unexpectedly to prevent a signer from attending closing, a specific POA normally will be executed only a couple of days, or a week at most, before closing. It must be executed before a notary public, who cannot be anyone otherwise involved in the transaction in any way. Preferably, the notary will be an employee of the settlement agent closing the loan, and not someone identified by the attorney-in-fact.

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Additionally, the person named as attorney-in-fact in an acceptable POA must be a party to the loan transaction. In other words, the attorney-in-fact must be either a co-borrower or a non-borrower who has an interest in the collateral property (on title) and therefore will be required to sign certain portions of the loan documents. This means that Aegis will not allow a POA to be used to close a loan for which there is an individual sole borrower.

Aegis will not take an initial application from an attorney-in-fact under a POA.
At the initial application stage, information must be taken only from a borrower or co-borrower.

The title company, which will insure Aegis's lien against the collateral property, also must approve the form of any POA that will be used to close a loan. Aegis requires that the POA be recorded with the deed of trust or mortgage, and the title company therefore may impose additional requirements to allow the POA to be recorded in the jurisdiction where the collateral property is located. Completion of any such additional requirements is required.

We are promulgating a standard form of POA for use in closing loans where use of a POA has been approved by the proper authorization. Aegis has attempted to make its standard POA acceptable in every state where we make loans. This means that some of our requirements (for example, that the POA also be signed by two witnesses) may not be required in every state. Additional witness signatures should not render the POA unacceptable in any state, but if a local title agent finds the standard POA unacceptable for a particular transaction, the Legal
Department will assist in revising our standard POA for the transaction and in revising the form to be acceptable for subsequent transaction in the state in question. EXCEPT AS REQUIRED BY A LOCAL TITLE AGENT AND AS APPROVED BY THE LEGAL
DEPARTMENT, NO CHANGES MAY BE MADE TO AEGIS' STANDARD POA.

To ensure that these procedures are followed, and to address other issues affecting certain loans originated by Aegis, the following verbiage is being added to the closing instructions delivered with each loan package:

Additionally, because even a durable specific POA is terminated by the death of the principal, Aegis will require the closing or settlement agent to confirm that the principal is alive shortly before the loan is closed.

If a POA is to be used to close a loan, the following signature blocks will appear on the loan documents:

     -------------------------------------------------
     John Q. Smith by Sally A. Smith, Attorney-in-Fact

     -------------------------------------------------
     Sally A. Smith

In this case, Sally Smith would sign "John Q. Smith by Sally A. Smith,
Attorney-in-Fact" above line 1 and "Sally A. Smith" on line 2. Sally also would sign "John Q. Smith by Sally A. Smith, Attorney-in-Fact" in every signature block prepared in this way throughout the loan documents. If Sally were signing as co-owner and not as co-borrower, she would sign individually only as required by the loan documents. Abbreviations for Attorney-in-Fact are not allowed. These words must be spelled out completely.

No compensation will be paid to any Aegis employee for any loan closed in a way that is inconsistent with these procedures.

Points of Reference for Power-of -Attorney Use:

     1.   POA's are always to be treated as the exception and never the rule.

     2.   All POA's must be specific and not general

     3.   When a POA is required, the Center Manager or Underwriting Manager must grant approval.

     4.   The POA must be faxed to the Operations center for approval.

     5.   The POA must be specific

     6.   The reason for the need of the POA must be appropriate.

     7.   The attorney-in-fact must be a party to the loan transaction.

     8.   The validity of the document must be confirmed by the use of contact numbers derived through third party sources.

     9.   All documents must be executed at closing exactly as the signature lines appear, to include the attorney in fact language.

     10.  A certified copy of the executed POA must be included in the booking package.

     11.  The original POA must be recorded with the security instrument.

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106 LOANS TO ONE BORROWER
--------------------------------------------------------------------------------

Aegis will not accept any Loan to a Borrower to whom it has previously made either four open Loans or Loans having an aggregate current outstanding principal balance of $750,000. A borrower cannot have over 2 loans originated in
a 6 months period. Joint ownership is considered the same as total ownership of an individual, regardless of type or amount of property and will count as one
Loan for purposes of this limitation.

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107 OWNERSHIP INTERESTS
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A.   TITLE VESTING

     The types of Title Vesting are:

     1.   INDIVIDUAL - Individual vesting is an individual Borrower taking sole-ownership (title) to a property.

     2.   JOINT TENANTS - A joint tenant is defined as a form of co-ownership giving each tenant equal interest and equal rights in a property, including the right of survivorship.

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     3.   TENANTS IN COMMON - Tenants in common is a form of individual ownership interest by two or more persons that provides for no right of survivorship. The interest need not be of equal percentage.

     4.   FAMILY TRUSTS - Note that trust Loans are NOT allowed, including revocable and irrevocable inter vivos trusts.

NOTE: Commitments must be dated within 90 days of funding.

B.   RIGHTS OF OWNERSHIP

     The rights associated with ownership are given to an individual who acquires an interest in real estate.

     1.   FEE SIMPLE - The term "Fee Simple" describes the greatest possible interest a person can have in real estate, including the right to dispose of the property or pass it on to one's heirs.

     2.   LEASEHOLD - Leasehold is defined as an estate or interest in real property held by virtue of a lease. In other words, Leasehold refers to land that is leased to the individual(s) who owns the structure.
          Loans on properties in Leasehold estates must comply with the warranties and other provisions outlined below:

          a.   GROUND LEASE ANALYSIS - For Loans on property in Leasehold estates, you should analyze the ground lease. Underwriting may decline to approve a particular Leasehold Loan based on
               underwriting considerations from a ground lease analysis.

          b.   GENERAL WARRANTIES - For each Loan on properties in a Leasehold estate sent for approval, you must ensure:

               o    The lease is of a fee or a sublease executed by the fee
                    owner and the sublessor

               o    The use of the Leasehold or ground rent estates for
                    residential properties is an accepted practice in the
                    property's area

               o    Residential properties in this area and of this type are
                    readily marketable

               o    The lease, sublease or conveyance reserving ground rents and their provisions are in a format commonly accepted by
                    private institutional mortgage investors in the property's area

               o    The lease and sublease, if any, are recorded as required,
                    and no party is in breach of any provision

               o    The Leasehold is in full force and effect and is not subject to any prior lien or encumbrance that could terminate it or subject it to any charge or penalty

               o    The remaining term or exercised renewal of the lease and
                    sublease with any renewals enforceable by the mortgagee must not terminate earlier than 5 years after the Loan's maturity date

               o    The sublease payments are at least equal to the lease
                    payments. The sublease payments are due no less frequently than the lease payments

          c.   PROVISIONS EXCLUDED FROM THE LEASE - You must prove that the lease and sublease, if any, do not:

               o    Permit increases in the rent (lease payment) other than at a specified date or time interval, unless the rent increase
                    provision becomes operative more than five years after the
                    Loan's maturity date. Increases based on cost of living or other economic indicators or reappraisals are not acceptable within the term of the Loan plus five years after its
                    maturity date, unless they have the effect of limiting
                    increased payment amounts to the lesser of the specific rate or the amount resulting from a new index or reappraisal

               o    Provide for termination of the Loan for the lessee's default unless the Leasehold mortgagee receives written notice of, and an opportunity to cure, the default

               o    Provide for Loan's termination in the event of damage or
                    destruction as long as the Leasehold mortgage is in
                    existence

               o    Prohibit the Leasehold mortgagee to be insured under hazard insurance policies

               o    Prohibit the payment of hazard insurance proceeds to the
                    Leasehold mortgagee or insurance trustee

               o    Prohibit the payment to the Leasehold mortgagee of any
                    condemnation award to which the mortgagee is entitled or

               o    Prohibit the Leasehold mortgagee from exercising renewal
                    options

          d.   PROVISIONS INCLUDED IN THE LEASE - You must prove that the lease or sublease:

               o    Permits the mortgaging of the Leasehold estate

               o    Permits assignment without the lessor's consent

               o    Grants to the Leasehold mortgagee the right to acquire in
                    its own name (or in the name of its nominee) the rights of the lessee upon foreclosure or assignment in lieu of
                    foreclosure

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108 TRANSACTION TYPES
--------------------------------------------------------------------------------

Aegis will make Loans made for the purposes defined in this Section. Transaction types include:

o    Purchase

o    Rate/term refinance

o    Cash-out Refinance

o    Construction/permanent

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A.   PURCHASE MORTGAGES

     A purchase mortgage Loan involves the purchase of a property, as defined by a sale and purchase agreement executed by the Borrower and home-seller that represents a first lien on the property. Twelve months chain-of-title is required on all purchase transactions to verify all conveyances and encumbrances affecting title for the last 12 months.

B.   RATE/TERM REFINANCE MORTGAGES

     A rate/term refinance mortgage Loan represents a first lien and is used to pay off an existing mortgage(s) or lien(s) with a new Loan. This Loan secures the property in order to acquire a different interest rate or Loan term. Cash removal, or debt consolidation other than incidental cash, is not permitted.

C.   CASH-OUT REFINANCE MORTGAGE

     Cash-out Refinance Mortgage Loans are distributed for purposes such as:

     o    Debt consolidation

     o    Cash back (over and above 1% incidental amount allowed)

     o    Payoff of non-seasoned (less than 12 months) closed-end subordinate mortgages

     o    Payoff of lines of credit with cash advances in excess of 1% of the new Loan amount or a maximum of $2,000 within the past 12 months

     o    Payoff of Federal and State tax liens

     o    See credit matrix for maximum cash in hand amounts for each credit grade, which is subject to underwriting exception.

D.   CONSTRUCTION/PERMANENT MORTGAGES

     A construction-to-perm Loan is a Loan obtained to pay off an interim (short term) Loan used to finance the construction of the subject property. 12 months' seasoning is required in all circumstances. Seasoning begins when lot purchased. The Loan-to-Value (LTV) will be based on the lower of the documented acquisition cost or the appraised Value.

E.   CONTRACT FOR DEED/LAND CONTRACTS/BOND FOR DEED

     A mortgage Loan paying off a contract for deed should be handled as a refinance, therefore rescission is required.

     LTV is based on appraised value with 12 months' seasoning required. Debt consolidation and cash out is allowed. Owner occupied require a written VOM and executed contract. Non-owner occupied transactions require 12 months cancelled checks, no exceptions are allowed. For contracts with less than
     12months seasoning, the LTV will be based on the lessor of the appraised value or purchase price.

     Note: Some States do not recognize the Borrower as having an equitable position in the property until they have made their last payment under the contract for deed, and therefore, would consider our transaction to be a purchase. However, we have elected to handle all Loans paying off a contract for deed as a refinance.

F.   LEASE WITH OPTION TO PURCHASE TRANSACTIONS

     Lease with option to purchase transactions require an LTV which is determined as follows:

     o    If contract is less than one year old, use the lesser of the purchase price or the appraised Value

     o    If Borrower has occupied the subject property and paid on the contract for over one year, use the appraised Value to determine the LTV.

Rent credit towards down payment will be accepted only for the portion of rent paid over and above established market rents per the appraiser or by a market rent analysis from a licensed real estate agent. Typically, rent credits are applicable only when the lease is <12 months old.

If contract is seasoned less than 12 months, transaction is treated as a purchase and rescission does not apply.

Eligible for rate/term refinance to payoff contract only if seasoned 12 months.
Not eligible for equity cash-out transactions. Executed lease along with a VOR to verify rent payment history is required. Non-owner occupied transactions require 12 months cancelled checks, no exceptions are allowed.

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109 ARM'S LENGTH TRANSACTIONS
--------------------------------------------------------------------------------
An arm's length transaction occurs when the parties involved are entirely independent of one another. That is, all parties deal with one another as strangers and have no reason to collude.

If a direct relationship exists between any of the parties to a transaction, then the transaction will be considered non-arm's length. Typically, non-arm's length transactions are unacceptable.

In some cases, non-arm's length transactions between relatives may be acceptable, such as when a parent sells a house to a child or when a relative inherits a home. In this case, we must fully and sufficiently document the property's Value. In cases where there is a gift of equity, if the gift is 20%
or more, the borrower does not have to provide any down payment funds. In addition to the 20% gift of equity, the seller/relative may pay all the closing cost.

Such intra-family transfers are treated as purchases and are allowed on full doc loans only. A sales contract must be provided. The borrower must occupy the property. Must prove by evidence of current mortgage history that the transaction is not a foreclosure bailout (mortgage currently due 90+ days).

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For situations where Spouse A is on title but is not a loan applicant and Spouse
B is the applicant but currently is not on title, the following applies:
borrowing spouse must be full doc; mortgage history must be provided and will affect grade; Spouse A must be seasoned 12 months on title and must remain on title; treat as a refinance.

In general, Non-Arms Length (NAL) Transactions are not allowed. We say this to make it clear that accepting NAL transactions is our option and not a requirement. However, we also know there are many legitimate NAL transactions we do want to take. NAL transactions will be viewed on a case-by-case basis. The loan must be full doc, subject to full Quality Assurance review, max financing may be reduced, and there must be no other risk factors present. The transaction requires approval by an Underwriting Manager.

Non-Arm Length (NAL) Clarifications/Scenarios



-----------------------------------------------------------------------------------------------------------------
EXAMPLE                                           ACCEPTANCE
-----------------------------------------------------------------------------------------------------------------

Realtor buying a home and representing            Acceptable
self in transaction
-----------------------------------------------------------------------------------------------------------------
Realtor buying a home and                         Considered NAL
representing seller and self
-----------------------------------------------------------------------------------------------------------------
Realtor is relative of applicant                  Acceptable
-----------------------------------------------------------------------------------------------------------------
Realtor is relative of applicant and represents   Considered NAL
seller
-----------------------------------------------------------------------------------------------------------------
Realtor related buyer and wants to gift           Acceptable.  Must be treated as gift funds.
commission
-----------------------------------------------------------------------------------------------------------------
Realtor is unrelated to anyone, but represents    Acceptable
seller and buyer
-----------------------------------------------------------------------------------------------------------------
Realtor and Broker are same person                Acceptable with broker being either buyer's or seller's
                                                  realtor.  Cannot represent both parties.
-----------------------------------------------------------------------------------------------------------------
Employed by family member;                        Full application with tax returns is required. However, this is intended for the small shops, not large corporations.
-----------------------------------------------------------------------------------------------------------------
Mortgage company employees; Builder firm          Similarly, aimed at small shops where the applicant may control
employees                                         or influence any of the process or outcomes
-----------------------------------------------------------------------------------------------------------------
Broker applies through another Approved Broker    Acceptable however the applicant broker can have nothing to do with the loan processing or origination.  Full doc only.
-----------------------------------------------------------------------------------------------------------------
Renter buying from landlord;                      All considered NAL.  Acceptance is discretionary
Buyer is family/employee of property seller;
Gift of equity transactions
-----------------------------------------------------------------------------------------------------------------
Builder/Developer is applicant for property       Acceptable on Owner Occupied properties only
owned by own company
-----------------------------------------------------------------------------------------------------------------
Appraiser affiliations                            The appraiser or its shop cannot be related to any party in the transaction including the broker without our prior written acceptance.
-----------------------------------------------------------------------------------------------------------------


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110 INHERITED OR GIFTED PROPERTIES
--------------------------------------------------------------------------------

If a property was inherited within the past 12 months, the following limitations apply:

o    Must have clear title

o    If paying existing mortgages & heirs with no debt consolidation or cash out, the max LTV is 80%. The payment history for the existing mortgage does not impact the grading unless the applicant is on that loan.

o    Maximum LTV on Cash-out Refinances is 70% or the maximum allowed by the property, whichever is less

If a free & clear property is gifted < 12 months ago, the max LTV is 60%.

Buying out additional heirs identified in the Will is allowed. A copy of the will must be provided, along with the buyout agreement signed by all beneficiaries identified in the Will.

For inherited or gifted properties, there is no restriction for occupancy.

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111 CALCULATING LTV RATIOS
--------------------------------------------------------------------------------

Note that all Loan Programs offered limit the maximum LTV ratio allowed when underwriting the Loan.

A.   DEFINITION OF LTV

     To calculate the LTV (Loan-To-Value) ratio, divide the Loan amount by the
     Value of the property.

B.   DEFINITION OF VALUE

     The Value of the property may vary depending on the type of financing; the length of time the Borrower has owned the property and the property's location.

FIRST MORTGAGE TRANSACTIONS

The following definitions of Value will apply:

     1.   PURCHASE MORTGAGE VALUE

          The Value of the property is the lesser of:

          o    The appraised Value or

          o    The sale price

          The appraisal determines the appraised Value. The executed purchase agreement or HUD-1 determines the sales price.

          Prior sales occurring within the last 12-month period with a substantially lower sales price than the current sales price may require additional documentation or may result in a decline if the increase is deemed unreasonable.

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          If the Borrower has owned the property less than 12 months, the Value is the lesser of:

          o    The purchase price, plus the added hard cost of any documented improvements OR

          o    The appraised Value determined by the appraisal

          Document the purchase price using the closing statement from the original financing. The Hard cost of improvements must be documented specifically for each improvement by cancelled checks and/or paid receipts. In addition the appraiser must confirm improvements made to the subject property. If the borrower has owned the property more than
          12 months, the Value will be based on the estimate of Value as determined by the appraisal.

     2.   CONSTRUCTION/PERMANENT LOAN VALUE

          o    If the construction loan is in the borrower's name and the loan has been opened > 12 months treat as a refinance transaction.

          o    If the construction loan is in the builder's name (or in any name other than the borrower), treat as purchase. Use contract price from builder plus value of lot (length of ownership to dictate either original price or current value) to determine sales price.

          Please note that newly constructed properties located in new subdivisions must be supported by comparables both in and out of the subdivision unless resales are available for comparison.

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112 FINANCING CLOSING COSTS
--------------------------------------------------------------------------------
There is no limit on the amount of closing costs (including prepaid items) that may be financed on Refinance Mortgages.

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113 SECONDARY OR SUBORDINATE FINANCING
--------------------------------------------------------------------------------
Aegis will permit secondary or subordinate financing, including Home Equity
Lines of Credit, under Loan Programs that permit their use, as long as the following minimum criteria have been met:

1.   The combined LTV (CLTV) may not exceed the program maximum. The CLTV is calculated by adding the principal balance of the first mortgage with the current principal balance of subordinated closed-end second liens and the maximum available credit line of subordinated open-end second liens and then dividing the sum by the appraised Value of the subject property.

2.   The secondary or subordinate financing must have a minimum original term of no less than five years, unless the financing fully amortizes prior to that time.

3.   The financing must not permit the Note holder to call the financing within the first five years after the Loan closing.

4.   The secondary or subordinate financing must not have a negative amortization feature.

5.   You must include the monthly payments on the secondary or subordinate financing when calculating the Borrower's housing and debt ratios.

6.   Payments may be graduated or variable, as long as:

     o    The total amount of secondary or subordinate financing fully amortizes during its term

     o    The combined annual payment adjustments of the Loan and the secondary or subordinate financing does not exceed the lesser of a 2% interest rate increase or an 8.5% payment increase

When secondary or subordinate financing is a Home Equity Line of Credit, the additional criteria must be met:

1.   The property being financed should be owner occupied or second/vacation home.

2.   The calculation of the CLTV should include the total usable Home Equity
     Line of Credit.

3.   For qualification purposes, the monthly housing payment is calculated as follows:

     o    For an existing subordinate lien, calculate the housing payment by multiplying the total usable line of credit by the interest rate in effect at the time the Loan application is underwritten

     o    For a simultaneous Home Equity Line of Credit (originated with a new first mortgage) calculate the housing payment by multiplying the total usable line of credit by 1.00%

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114 SALES CONCESSIONS OR HOME-SELLER SUBSIDY
--------------------------------------------------------------------------------
Any costs that are normally the Borrower's responsibility are considered sales concessions if the home-seller pays them.

Sales concessions may include either:

o    Payments in any form that are related to the financing (i.e., discount points, Commitment fees, appraisal fees, origination fees, interest shortfall, etc.)

o    The portion of the costs of any other items related to the transaction that are traditionally paid by the Borrower (i.e.,

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     transfer taxes, stamps, attorneys' fees, surveys, title insurance, fees for the use of a real estate tax service, prepaid interest, taxes, or insurance, etc.)

The cost of any sales concessions in the form of furniture, decorator allowances, moving costs or other "giveaways" must always be deducted from the property's sale price. Note that the appraisal must reflect the effect any subsidies, contributions or sales concessions have on the market Value of the property.

The maximum allowable sales concession for each Loan Program is 6%.

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115 DOCUMENTATION
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The following Sections describe and outline the various documents and documentation requirements needed for Aegis transactions.

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116 AGE OF DOCUMENTS
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A.   FIRST MORTGAGES

     1.   CREDIT DOCUMENTATION - For all credit grades, all credit documents must be dated no more than 60 days prior to the note date. Paystubs must be dated within 30 days of funding. AUS Findings reports are valid until credit documents or rate expires.

     2.   APPRAISAL DOCUMENTATION - The appraisal report should be dated within
          120 days of the date of the Note. If the appraisal report is dated more than 120 days but less than 180 days from the date of the Note, we must obtain from the original appraiser an Update of Value. The appraiser must certify that the Value of the property has not declined since the date of the original appraisal, and supply new subject photos of the exterior. The Aegis Appraisal Update must be dated within 60 days of the date of the funding.

          If the appraisal is dated more than 180 days from the date of the funding a new appraisal is required.

     3.   The title commitment must be dated within 90 days of funding.

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117 ELIGIBLE PROPERTY TYPES
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Eligible properties are listed below:

A.   SINGLE-FAMILY RESIDENCE

     A detached, semi-detached or attached single-family dwelling.

B.   MULTI-FAMILY

     A type of residential structure with more than one dwelling unit.
     Multi-family dwellings with more than 4 units are not eligible.

     Multi-family purchases cannot be considered as owner-occupied if the borrower owns other real estate.

C.   ATTACHED HOUSING

     Attached housing is a single-family or multi-family dwelling unit constructed in a group of attached units separated by property lines in which each unit extends from foundation to roof and with open space on at least two sides. Aegis defines a townhome as an attached housing unit that is located in a development that maintains a homeowners association.

     For Attached Housing, such as row homes, excluding Townhouses and semi-attached properties, the following additional requirements must be met:

     1.   Minimum property value of $100,000

     2.   A 24-month chain of title is required

     3.   Board ups are not allowed for subject property or on subject's street

     4.   Appraisals must be reviewed by the Appraisal Department

     5.   Specialty products are not available

     6.   Note that semi-attached/semi-detached properties are not considered row homes.

D.   PLANNED UNIT DEVELOPMENT (PUD)

     Aegis will approve investment quality Loans in condominium and PUD projects. We may limit the number and/or aggregate dollar amount of Loans purchased in any one subdivision, condominium or PUD project or may declare
     Loans in any project ineligible for purchase.

     All condominiums and PUD properties must comply with the requirements set forth in this Section. A condominium unit located within a PUD must comply with both the condominium and PUD requirements

     A Planned Unit Development (PUD) is a development that has all the following characteristics:

     o    The individual unit owners own a parcel of land improved with a dwelling. This ownership is NOT in common with other unit owners

     o    The development is administered by a homeowners' association that owns and is obligated to maintain property and improvements within the development for the common use and benefit of the unit owners

     o    The unit owners have an automatic, non-severable interest in the homeowners' association and pay mandatory assessment

     Classification of a PUD is not based on its zoning. While there are many styles of homes that can be within a PUD (i.e., townhouse, single-family, detached, quads, etc.), this is not the basis of determination. The development must meet the above definitions. Aegis reserves the right to limit the

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     number and/or aggregate dollar amount of Loans approved in any one subdivision, condominium, or PUD project or to declare Loans in any project ineligible for approval. The project cannot be involved in any type of adverse litigation.

     PUD WARRANTIES

     You must insure the following requirements are met for each Mortgage secured by a PUD unit:

     1.   The property meets the definition of a PUD as described above

     2.   One entity does not own more than 10% of the subject project (applies only to attached PUDs)

E.   MODULAR, PANELIZED, PRE-CUT HOMES

     Modular Homes are factory-built homes constructed to building codes. Like manufactured homes, modular homes are multi-sectioned units that are transported to the site and installed. However, a modular home does not have nor has it ever had a steel undercarriage or VIN number. Other ways to determine if modular:

     a.   Modulars have attics, manufactured do not

     b.   Modulars have no floor insulation

     c.   Modulars have no HUD seal

     d.   Modulars have never had a title

     Modular Homes, Panelized Homes, and Pre-cut Homes will be treated the same as a site-built home as long as there are similar modular comparables. A minimum of two of the three comparables provided must be modular. A stick-built of similar design and market appeal may be substituted if a third modular comparable is not available. It the appraiser cannot find two comparable sales of similar modular homes, the property is not eligible since the market value of the subject property cannot be adequately measured and supported.

     The use of combining vacant land sales with the contract purchase price of the modular home to create a comparable is not acceptable.

F.   CONDOMINIUM UNIT WITHIN A BUILDING

     All condominiums and PUD properties must comply with the requirements set forth in this Section. A condominium unit located within a PUD must comply with both the condominium and PUD requirements.

     A condominium unit is a single-family dwelling located in a condominium project. A condominium project is real estate that includes the separate ownership in fee, or an acceptable Leasehold estate (see the Leasehold
     Section for requirements), of a specified residential unit with an undivided interest in the real estate designated for common ownership solely by unit owners.

     A condominium project is created according to local and State statutes. The structure is generally two or more units with the interior airspace individually owned. The balance of the property (land and building) is owned in common by the individual unit owners.

     Condominiums create additional risk because the homeowners' association has legal rights that could adversely impact the mortgagee's rights.

     Depending on the financial management of the homeowners' associations, the
     Value of the project (unit) can be adversely affected.

     Aegis will approve Loans in condominium projects, relying primarily on warranties. The Condominium Warranty Certification must be completed whenever submitting a Loan secured by a property, which is a condominium.

     Condominium projects that contain less than ten units may be eligible for purchase as long as small projects are common to the area and the association bylaws contain an arbitration clause.

     At times a condominium development has commercial space. If this is the case, there should be no more than 15% commercial space in the building.

     Aegis maximum exposure in existing projects is not to exceed 25%. New construction (HOA is in control of builder and / or subject to additional phasing) may be allowed on case-by-case; exposure is not to exceed 10%.

     1.   WARRANTIES FOR CONDOMINIUM PROJECTS

          If the property is a unit in a condominium, you must prove that:

          o    Project has:

               1.   Demonstrated marketability;

               2.   90% of the units are sold to purchasers other than the
                    developer;

               3.   If the LTV is > 80%, at least 60% of the units are owner
                    occupied

          o    Insurance has been obtained in such forms and amounts as are required

          o    Units are owned in fee simple

          o    One entity does not own more than 10% of the subject project

          o    The Homeowner's Association is in the unit owner's control typically for a minimum of one year.

          o    Property is covered by blanket hazard insurance policy.

     2.   CONDOMINIUM WARRANTIES FOR SITE CONDOMINIUMS

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          Condominium projects composed of only detached one unit dwellings that meet the following conditions will be treated the same as
          single-family residences:

          o    The condominium project consists solely of detached one-unit dwellings (Manufactured Homes not permitted)

          o    The subject property is owner occupied.

          o    The mortgage on the subject property is covered by a title insurance policy that includes ALTA Form 4, Condominium
               endorsement

          o    The property is covered by hazard, flood, liability and fidelity insurances as required

          o    If the condominium is on a Leasehold estate, the condominium unit lease is a lease or sublease of the Fee Simple estate, and the provisions of the lease comply with requirements

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118 INELIGIBLE PROPERTY TYPES
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The following property types are ineligible:

o    Time Share Units/Projects

o    Unimproved Land

o    Cooperatives

o    Modular Homes purchased from a Modular Home dealer

o    Property does not have full utilities installed to meet all local health and safety standards including:

     o    Continuing supply of potable water

     o    Public sewer or certified septic system

     o    Public electricity

     o    Natural or LP gas

o    Properties zoned commercial, industrial and business where highest and best use is commercial, industrial, or business

o    Properties zoned for heavy industrial use

o    Vacant land

o    "Subject to" values without a 442

o    Square footage < 700 sq. ft. is only acceptable on a case by case basis when comparable sales are within 100 sq. ft. of the subject in size

o    Earth sheltered, earth berm or dome homes

o    Any property in below average condition

o    Dwellings with more than 4 units

o    Single or Doublewide mobile homes

o    Working farms or ranches

o    Mixed use including storefronts and/or multi-family properties, except when single family dwelling, which has not been, altered structurally, i.e. in home office, daycare, etc.

o    Properties listed for sale within the last 6 months.

o    Adult Care Facilities, elderly homes or group homes

o    Parcel in excess of 20 acres

o    Vacant properties (in case of refinance)

o    Condominiums in litigation

o    Properties currently in litigation

o    Properties without safety releases on burglar bars

o    Properties on Indian reservations

o    Boarded properties

o    Properties rented on a weekly basis

o    Multiple properties under one mortgage (blanket mtg)

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120 SECTION 32
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Section 32 loans are not allowed.

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121 ESCROW/IMPOUNDS
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Although Aegis does not escrow for taxes and insurance, these amounts are included in the debt to income calculation.

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122 INELIGIBLE PROPERTY LOCATIONS
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Aegis does not mortgage property in the states of Alaska, Hawaii, Montana, North
Dakota, or Washington, D.C.

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123 MINIMUM LOAN TERMS
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The minimum first mortgage loan amount for all core products A+ through C products is $40,000. The minimum loan amount on an 80/20 first mortgage is
$60,000 and $15,000 for the second mortgage piece of the 80/20 products.

The minimum term is 120 months.

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124 COMMUNITY ASSISTANCE LOANS
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As part of our corporate Fair Lending policy, Aegis does not make loans to pay off below market interest rate loans made by non-profit buyer assistance or other type programs. These loans are typically made by organizations that provide special concessions or assistance to first time, low income, or minority homebuyers or provide financing for home improvements in designated, usually urban areas.

If the loan will be forgiven without payment at some future point in time, we will not refinance it if the balance is over $5,000. If the balance is less than
$5,000, we will consider refinancing the loan, if there is Reasonable Tangible
Net Benefit.

If the loan is interest free and/or has no payments, but must be repaid if the home is sold, refinanced, or if the mortgagor dies, we will consider refinancing the loan if the cash to the borrower exceeds the balance of the loan being refinanced plus the cost of refinancing, and there is Reasonable Tangible Net
Benefit.

In all cases, the Underwriting Manager must approve these requests.

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125 REASONABLE NET TANGIBLE BENEFIT
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Regardless of the purpose of the loan, there must be a reasonable net tangible benefit to the borrower. Net benefit can be demonstrated by a new home purchase or on a refinance lowering rate, lowering payment, improved monthly budget curing delinquency, better loan terms and cash to the borrower.

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The cost of the refinance must be in line with any net benefit. In some cases, a letter from the borrower stating what he sees as benefit may be required. All loans require a Net Tangible Benefit form to be completed prior to approval.

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200 UNDERWRITING
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The purpose of credit and property underwriting is to ensure that each Loan meets Aegis's quality standards. A Loan meets Aegis's underwriting quality standards if the credit, character, capacity and collateral are consistent with the program and grade. The likelihood of timely repayment is expected to be commensurate with the credit quality of the program and the represented Value of the property is expected to accurately reflect its market Value.

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201 LOAN APPLICATION ANALYSIS
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The initial loan application must be signed and dated by the borrower and loan agent with all information completed accurately. The Loan application assists in determining the Borrower's eligibility for the Loan. During the completion and review of the application, you must analyze this eligibility in the following manner:

o    Verify and substantiate the quantity, quality and durability of the
     Borrower's primary income and other income (not applicable to Stated Income
     Documentation)

o    Verify and analyze the Borrower's assets to determine if adequate funds are available to meet the equity requirements of the Loan transaction with liquid reserve requirements

o    Verify and substantiate the Borrower's liabilities and credit history and relate those liabilities to the Borrower's assets and income

o    Evaluate the Borrower's net worth in relation to his or her ability to manage financial affairs

o    Verify that the declarations are consistent with program eligibility

o    Insure that two years' residency and employment history are notated and verified

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202 CREDIT REPORT REQUIREMENTS
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The Loan file must contain, for each Borrower whose income or assets are required to qualify for the Loan, one of the following types of credit reports:

o    In-File credit report that accesses at least two or three credit repositories (three sources are preferred)

o    Full Residential Mortgage Credit Report (RMCR), which must conform in all respects to all applicable Fannie Mae and Freddie Mac requirements

The credit report must contain complete information provided by all repositories used and must be issued by an independent credit reporting agency from acceptable repositories.

Credit Supplements must provide the creditor name, contact person, and phone number for reverification purposes.

The credit report must be in Aegis' name. You may not use a credit report pulled by another entity. Currently, our primary credit report provider is Credco.

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203 CREDIT SCORE REQUIREMENTS
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Each credit report must contain a Fair Isaac Credit Score ("Empirica" on
TransUnion; "Beacon" on Equifax; and "FICO" on Experian, f.k.a. TRW) for all
Borrowers. The Credit Score will be used as a component in evaluating the credit grade of the Loan.

Applicants with no scores are eligible if they are not the primary borrower.
However, if scored, must have a score minimum credit score of 500. Scores of
9002 or 9003 are considered no-score.

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204 SELECTING CREDIT SCORE
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You should select the Credit Score for each Borrower by using one of the following methods:

o    The lower score of two repositories or

o    The middle score of three repositories or

o    One (1) score for one repository

Once the score is selected for each Borrower, it is used for Loan qualification as follows:

o    For Stated Income Documentation, the lowest selected score among all
     Borrowers is used

o    For Full Income Documentation Loans, the Primary Borrower's score is used

Primary Borrower is defined as the Borrower with the highest verified income, or
51% of verified income. However, the secondary wage earner's mid score may be used in lieu of the primary wage earner's mid score if 1) the secondary wage earner's income is no more that 10% different from the primary wage earner; and
2) the score is no more that 40 points higher than the primary wage earner's score. The Primary Borrower must have at least one score.

Due to the inability to determine a Primary Borrower for No Income Loans such as
Stated Income Documentation or a joint application with self-employed borrowers, or using joint bank statements, the lowest selected score among all Borrowers is used.

If more than one Credit Score is supplied from the same repository, Aegis will use the first score in all cases. This score has been determined to be the "best fit" by the credit repository.

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205 MINIMUM CREDIT HISTORY
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All loans with LTV's > 85% (including all 80/20 loans) AND SCORES >= 620 REQUIRE the following minimum credit requirements:

1.   The applicant must have been in the bureau a minimum of two years.

2.   There must be a minimum of three rated tradelines on the bureau. Accounts may be open, closed, or with a zero balance. Collections and charge offs are not considered rated tradelines.

3.   At least one tradeline must be an installment debt with a minimum of 12 months' history OR a revolving debt with a minimum of 24 months' history.
     There is no requirement on maximum delinquencies.

At least one tradeline must have had activity (been utilized) in the past 12 months, but does not have to have current balance.

Occasionally, Underwriting may determine that an exception to minimum credit is warranted, such as when the mortgage is not being reported on the bureau. For
620 or greater scores not meeting minimum requirements, you may elect to price and grade as 600 score. On scores <620, there is no minimum credit history requirement.

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206 CREDIT EVALUATION OVERVIEW
--------------------------------------------------------------------------------

The manner in which the Borrower has managed his/her previous credit is a strong indicator of future performance. In a subjective evaluation of credit, many factors are considered when evaluating a Borrower's credit history. These include:

o    Credit repayment history

o    Line utilization

o    Proportion of balances to limits on revolving accounts

o    Proportion of current balances to original balances on installment accounts

o    Patterns of debt pyramiding

o    Recent inquiries and newly opened accounts

o    Number of open accounts and length of credit history

o    Public record information

There is compelling evidence that the Credit Score of the Borrower, based on empirically derived statistical models, provides an accurate objective evaluation of these same factors. Aegis will use the Credit Score, along with other credit information such as previous mortgage/rental payment, bankruptcy, foreclosure, and major derogatory account history to properly classify the credit quality of the Loan. Credit quality together with the Borrower's capacity to handle the subject Loan, as measured by the total debt ratio, will drive the
Loans credit grade. Separate rules for grading apply based on credit grade.

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207 CREDIT EVALUATION COMPONENTS
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A.   HOUSING PAYMENT HISTORY

Mortgage history (or prior rental history) must be verified for the previous 12 months. If the report date in the bureau is more than 1 month stale, the mortgage history must be updated in the bureau, unless a demand/payoff letter is received showing the account is still eligible for the current credit grade. The mortgage may not be > 90 days delinquent at time of closing. Properties owned free & clear are considered to have a 0x30 mortgage history. Borrowers living with relatives rent-free are graded as an "A" and treated as 1x30 providing they have a minimum score of 580. If score is below 580, downgrade to C+ with max ltv of 85%. Rent-free letters are not available on Specialty products. Specialty products require previous housing history.

If a housing history exists but is through a private party and not an institutional lender, a written VOM/VOR is required to verify payment history.
If the loan is for investment purposes or is a non-arms length transaction, 12 months' cancelled checks must also be provided. If cancelled checks cannot be provided on non-arms length VOR/VOMs, loan must be graded "A" with a minimum credit score of 580. If score is below 580, downgrade to C+. The option of no cancelled checks is not available on specialty products. For land contracts and leases with option, you must provide a copy of the contract/lease with option, along with VOM/VOR.

A written VOR, VOM, or land contract is acceptable to verify rental history if it comes from an institutional landlord.

Housing payment history is determined as follows:

o    Progressive Cumulative Lates--Delinquencies that increase in severity. The most severe Delinquency reached is considered one event. For example, a mortgage rating with a three-month history with a 30, 60, 90 day
     Delinquency is considered 1x90 for grading purposes.

o    Intermittent Lates--A pattern of late payments that is not consecutive, but is broken into intervals. For example, a mortgage rating with a three-month history reflecting the following is considered 2x30 for grading purposes:

        First Month: 30-day Delinquency
        Second Month: Current
        Third Month: 30-day Delinquency

o    Rolling Lates--Consecutive, identical Delinquencies. There is no limit to the number of months rolling 30 delinquencies can occur to be counted as one event. For example, a mortgage rating with a three-month history with
     30, 30, 30 day Delinquencies is considered 1x30 for grading purposes. No rolling or consecutive 60, 90 or 120-day delinquency is allowed on any product.

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     o    Mortgage delinquencies occurring on the same property in the same month will be counted as one incident. For example, one property has a
          1st and 2nd lien, both were late March of 2005, count as 1x30 in lieu of 2x30.

     o    Any payments on a Manufactured Home are considered to be mortgage debt, even if reported as an installment Loan. Additionally, any repossession or payment >=120 days late on a Manufactured Home, even if shown as an installment Loan, will be considered a foreclosure.

     o    For owner occupied properties, lates are counted on the subject property and primary residence only. This includes all mortgage lates, regardless of lien position.

     o    For non-owner occupied transactions all mortgage lates are counted.

     o    Timeshares are not considered in the mortgage grading.

     o    Consumer Finance or Installment Loans noted as a lien on title will not be considered a mortgage if the lien is less than $10,000.
          Therefore, a derogatory rating will not impact eligibility and charge off accounts will not be considered a foreclosure.

B.   BANKRUPTCY

     Chapter 7 Bankruptcy

     o    For all credit grades Chapter 7 bankruptcy is measured from discharge date

     Chapter 13 Bankruptcy

     o    Chapter 13 bankruptcy is measured from filing date. All products and grades require open Chapter 13s must be paid in full at closing.

     Bankruptcy dismissal dates are considered as a bankruptcy. See individual
     Loan programs for grading criteria. Multiple bankruptcies are unacceptable.
     Converting a 13 to a 7 is not considered a multiple bankruptcy.

A Chapter 13 buyout is acceptable for all grades as long as minimum time frame from file date has been met; the trustee pay history is provided and is paid as agreed (last 12 months). If the mortgage is paid outside the bankruptcy and is not reporting accurately on the bureau, a transaction history from the mortgage lender or cancelled checks must be provided showing 0x30 as well.

A Chapter 11 is included as a multiple bankruptcy when other bankruptcies are present

C.   FORECLOSURE AND FORBEARANCE

     Foreclosures reflected in the public records section of the credit report will be graded according to the filing date.

     Foreclosures reflected as a comment under a tradeline (i.e. foreclosure started, now current) will be graded according to the date brought current.
     Foreclosure proceedings cannot be currently underway. Foreclosure is evidenced by the existence of the following:

     o    Notice of Sale

     o    Deed-in-lieu

     o    Foreclosure Filing

     o    Lis Pendens

     Foreclosures on all properties are counted.

     Multiple foreclosures are unacceptable.

     We may consider refinancing a mortgage that is currently in forbearance as long as the forbearance amount has been paid 0 x 30 for the past 12 months.

D.   CONSUMER CREDIT COUNSELING

     Consumer credit counseling does not affect the grade and does not have to be paid. Use the payment amount listed on the bureau to calculate the DTI.

E.   MAJOR DEROGATORY CREDIT

     Collection accounts, charge-off accounts, judgments, liens, delinquent property taxes, repossessions, and garnishments.

     o    Medical accounts will not be required to be paid and are ignored in the credit grading.

     o    All IRS and property tax liens are not required to be paid whether or not they currently affect title as long as there is an existing payment plan reporting 0x30 for six months and the monthly payments are included in the DTI and the CLTV maximums are not surpassed. If on title a subordination agreement is required. State tax liens are not required to be paid if they are not from the state where the subject property is located.

     o    Derogatory accounts over 12 months old that do not affect title will not be considered in grade determination and are not required to be paid.

     o    If CLTV is less than 75%, all derogatory will be ignored as long as they do not affect title (this excludes child support and alimony).

     o    State tax liens are not required to be paid if from a state other than the subject property's location.

     o    See individual Loan Programs for treatment of cumulative derogatory accounts < 12 months.

     o    Collection accounts are allowed to be paid down within the appropriate tolerances. However a single account cannot be paid down to meet tolerances, the individual account must be paid in full.

     o    All past due child support payments must be paid in full. Exceptions will be considered on case-by-case basis if there is an existing formal plan, reporting 0x30 for the past 12 months.

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     o    See credit matrix for differences in Specialty Products.

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208 BORROWER'S INCOME
--------------------------------------------------------------------------------

You must determine if the Borrower's income is adequately verified, is sufficient to repay the debt in a timely manner and is likely to continue and is stable.

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209 BORROWER'S LIABILITIES
--------------------------------------------------------------------------------

You must verify all outstanding liabilities of the Borrower.

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210 DEBT PAYOFF  (DEBT CONSOLIDATION)
--------------------------------------------------------------------------------

When the Borrower indicates debt will be paid at the closing of the new mortgage
Loan, You need not include the payment in the Debt-To-Income Ratio. The paid bill(s), canceled check(s) or a settlement statement (HUD-1) evidencing payment must be submitted.

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211 CO-SIGNED DEBT
--------------------------------------------------------------------------------

If the Borrower is a co-signer or guarantor on any Loans, those liabilities must be indicated on the Loan application. The payments for these Loans will be included in the Borrower's total monthly debt unless satisfactory documentation is provided to prove that the primary debtor has been making the payments on a regular basis. At least three consecutive months canceled checks from the primary debtor are required, and the account must be 0x30 last 12 months.
Mortgages require 12 months cancelled checks to omit from debt. Mortgage delinquencies will be considered in grading.

Authorized signers should not be confused with co-signers. An authorized signer is simply authorized to use the account, typically a revolving account. These accounts will be designated with an "A" and should not be included in the dti or used to meet minimum credit requirements.

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212 DIVORCE DEBT
--------------------------------------------------------------------------------

Debts opened jointly with a former spouse will be considered as an obligation of the Borrower unless a legal separation agreement or divorce decree with a property settlement is provided to prove the former spouse is responsible for the debt.

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213 BUSINESS DEBT
--------------------------------------------------------------------------------

Debts paid by the Borrower's business will not be considered in the Borrower ratios if canceled checks drawn on the business account indicating they have been paid on a regular basis for a minimum of six months are provided.

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214 BORROWER CAPACITY
--------------------------------------------------------------------------------

The Borrower's ability to repay mortgage debt is critical in evaluating the asset quality. You must assess the Borrower's liabilities for the number of active accounts, usage and repayment history. Evaluation of the Borrower's capacity includes an assessment of the Borrower's financial obligations in relation to income. The credit quality, coupled with the Borrower's financial obligations, determines the acceptable grade of the Loan.

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215 STUDENT LOANS
--------------------------------------------------------------------------------

If the Borrower has a student Loan that is currently deferred, the payment can be excluded from the debt ratio.

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216 QUALIFYING RATIOS
--------------------------------------------------------------------------------

A.   HOUSING TO INCOME RATIOS

     The Borrower's income must support the total housing expense on an ongoing basis. Aegis will give consideration to Borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period.

     MONTHLY HOUSING EXPENSES INCLUDE:

     o    Principal and interest payments on the first mortgage Loan

     o    Hazard insurance premiums

     o    Real estate taxes

     ADDITIONAL HOUSING EXPENSES INCLUDE:

     o    Principal and interest on subordinate financing

     o    Flood insurance premiums

     o    Leasehold payments

     o    Homeowners' association dues or condominium maintenance

     o    Fees (excluding unit utility charges)

     Fixed Rate and Adjustable Rate Loans will be qualified using the (initial)
     Note rate.

B.   TOTAL DEBT-TO-INCOME RATIOS

     In evaluating the total Debt-To-Income Ratio (DTI), you should be aware of the degree and frequency of credit usage and its impact on the Borrower's ability to repay the Loan. Borrowers who lower their total obligations will receive favorable consideration. Borrowers with a history of heavy credit usage and a pattern of slow or late payments will receive less flexibility.

     o    The following items are considered:

     o    Monthly housing expenses

     o    Revolving charges (If no payment is showing, use 3% of the outstanding balance.)

     o    Installment debt (Paying down to fewer than 11 payments is allowed for qualification purposes.) Paying down more than 1 account is discouraged and will be closely reviewed.

     o    Real estate Loans

     o    Automobile Loans

     o    Automobile leases (Must be included in the DTI even if fewer than 11 payments are remaining.)

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     o    Net rental losses from real estate owned

     o    Alimony, child support or maintenance payments with 11 or more remaining payments

     o    Divorced and separated Borrower's joint obligations will be considered in accordance with Co-Signed and Divorce Debt Section of this Guide

     o    Student Loans (unless deferred)

     Loans secured by 401(k) may be excluded from dti. Life insurance or other liquid asset accounts may be excluded in the calculation of DTI unless the funds are used to meet program requirements for reserves and/or liquid assets.

     Check stubs should always be analyzed for garnishments, child support, credit union loans, etc. for additional debt.

     The Borrower's Debt-To-Income Ratios is a component of the credit grade.
     Refer to the Credit Matrix for restrictions.

     Underwriting has the flexibility to accept slightly higher DTIs if the overall credit profile of the borrower warrants a higher DTI. Examples of factors that could suggest such flexibility include extremely high savings per month and exceptionally high residual income. Such flexibility will be used on full doc borrowers only.

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217 EMPLOYMENT AND INCOME ANALYSIS
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Stable income may come from many sources. Other income, such as bonus, commission, overtime, part-time or unemployment compensation will be considered if the Borrower has received income for the previous 12 months. This income will be averaged over the last year and year to date unless declining. Borrowers, who have made job changes for advancement and maintained a stable earning capacity and good credit history, as well as Borrowers with demonstrated job stability, will be eligible. Education or training to enhance job opportunities and income will receive favorable consideration. The Borrower must explain employment gaps greater than two months in writing. Income derived from a family-owned business must be documented along with the Borrower's prior two years federal tax returns in addition to a verification of employment. Employment and income analysis is an area that demands case-by-case attention and underwriters can use their judgment on the best ways to document and calculate income.

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218 DOCUMENTATION STANDARDS
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A.   FULL INCOME DOCUMENTATION

     Company policy requires full documentation on large property investors, brokers, loan officers, and borrowers employed by family members (which requires 2 years 1040s). We do not offer financing to borrowers where rental income constitutes > 50% of their income.

B.   ALT INCOME DOCUMENTATION

     One-year income history required.

C.   STATED INCOME DOCUMENTATION

     Stated Income Documentation requires that the Borrower's income be stated
     on the application, which must be signed by the borrower. Although no documentation of income is required, verification of employment is required.

     For self-employed Borrowers, a business license and confirmation of the existence of the business through business directory listing is required.
     If a license is not required for the business, a signed confirmation of business is required by Borrower's accountant or CPA. Other forms of verification for business ownership allowable are: Proof of commercial liability insurance, website, yellow page listing or Invoice from suppliers. Additionally, signed IRS Forms 4506 or 8821 or an equivalent document, authorizing us or our investors to obtain income information is required at closing.

     Due to the lack of income verification, we require a lower LTV. Other factors in the file must demonstrate the reasonableness of the income stated.

     Company policy prohibits a full or alt doc loan being resubmitted as stated
     income.

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219 INCOME TYPES
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Aegis defines income types as follows:

o    Wage Earners

o    Self Employed Income

o    Fixed Income

o    Rental Income

o    Other Income

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220 WAGE EARNERS
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A.   WAGE EARNER

     Wage earners receive a wage or salary from an employer in return for a service rendered and has less than 25% ownership interest in a business.
     Compensation may be based on an hourly, weekly, monthly or semi-monthly basis. For employees paid on an hourly basis, and a written VOE is obtained, the verification must state the hourly wages, including the number of hours worked each week. The employer must list the hourly income earned for the previous two years and year-to-date income. If the number of hours is omitted from the employment verification, we will use income figures for the past two years to arrive at an average.

B.   WAGE EARNER - BONUS OR OVERTIME

     Bonus or overtime income is compensation in addition to an employee's straight salary or hourly wage. We will accept stable bonus or overtime income with a verified one-year history. This income will be averaged over the past one year unless declining.

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C.   WAGE EARNER - TIPS OR GRATUITY

     Tips or Gratuity income is compensation in addition to an employee's straight salary or hourly wage. Aegis will accept stable tips or gratuity income with a verified one-year history. This income will be averaged over the past one year unless declining.

D.   WAGE EARNER, COMMISSION OR ALLOWANCES (HOUSING/AUTO)

     Commission income is defined as a fee or percentage paid to an employee for performing a service. For Full Income Documentation Loans, you must provide evidence the Borrower has received commission income for the one year.
     Commissioned wage earners do not qualify under the "self-employed"
     definition. Allowances will be considered income providing it is documented for the past year.

E.   REQUIRED DOCUMENTATION FOR WAGE EARNERS

     1.   Full Income Documentation

          Option 1

          o    Written verification of employment covering most recent two years and current pay stub. VOE must include the following:

                    o    Dates of employment

                    o    Position

                    o    Prospect of continued employment

                    o    Base pay amount and frequency

                    o    Additional salary information, itemizing overtime,
                         bonus income and allowances, if applicable. If the
                         bonus or commission income represents 25% or more of
                         the Borrower's income, one years of personal tax
                         returns are required OR

          Option 2

          o    Pay stubs for the most recent 30-day period showing year-to-date income, verbal VOE, and W-2 forms as follows:

                    o    When the Borrower has had different employers over the
                         past two years, W-2 forms for past two years are
                         required

                    o    When the Borrower has been with their current employer
                         for the past two years, the most recent year W-2 form
                         is acceptable OR

          Option 3

          o    24 months' personal bank statements and verbal VOE.

                    o    The average of the deposits will be used to determine
                         income stream

                    o    Atypical deposits may not be included to calculate
                         average balances

     The following are not acceptable:

          o    Co-mingled funds

          o    Multiple accounts

          o    Excessive NSF checks

          o    Transfer of funds from one account to another

          o    Account owner on statement who is not on note/loan

     Verbal verification of employment is required five days prior to closing to ensure that no change in employment status has occurred (Verbal
     Reverification of Employment.) Third party originations must be re-verified within 30 days of funding.

     Written documentation of this verbal verification must be included with the
     Loan delivery package. This documentation must include:

     o    Date of verification

     o    Employment status

     o    Name, phone number and title of verifier

     o    Name and title of the person making the call

     Under certain circumstances, such as handwritten pay stubs or conflicting or incomplete information, we may require additional documentation.

2.   ALT INCOME DOCUMENTATION

     o    12 months personal bank statements and

     o    Verbal verification of employment

          o    The average of the deposits will be used to determine income stream

          o    Atypical deposits may not be included to calculate average balances

     The following are not acceptable:

          o    Co-mingled funds

          o    Multiple accounts

          o    Excessive NSF checks

          o    Transfer of funds from one account to another

          o    Account owner on statement who is not on note/loan

3.   STATED INCOME DOCUMENTATION

     Not available for all grades. Stated Income Documentation requires that the
     Borrower's income be stated on the application. Although no verification of income is required, verification of employment is required. Borrower must be with the same employer one year or the same profession a minimum of 2 years. Income must be reasonable for the profession.

     Verbal verification of employment should confirm:

     o    Borrower's date of employment

     o    Borrower's employment status and job title

     o    Name, phone number and title of verifier

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     o    Name and title of person making the call

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221 SELF-EMPLOYED INCOME
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We define business for self (BFS) and self-employed Borrowers as those who are principals of a corporation, controlling partners or sole proprietors.

Self-Employed income is received directly from a business in which the Borrower holds a 25% interest (25%+ stock ownership). At least two consecutive years of self-employment and evidence of on-going stable income are required. Business income must be reported as a sole proprietorship, partnership or corporation.
Proof that business exists is required by third party source verification.

Employment history for at least two years must be documented.

Borrowers who rely on investments for income (i.e., interest, dividends, capital gains or real estate) will be treated as self-employed. Borrowers who derive >
50% of their income from property investments are not allowed. To determine a self-employed Borrower's income, you should complete an Income Analysis
Worksheet. The individual tax return worksheet utilizes a cash flow analysis of the Borrower's wages and other income. You may also use Fannie Mae's
Self-Employed Income Analysis Form 1084A or 1084B. We will consider other income if tax returns indicate it has been received for at least two years at a consistent level. Interest and dividend income is eligible after deducting that portion listed on Schedule B that is derived from a partnership or S corporation. 1099 income will most often be considered as self-employed and should be treated as such. On case-by-case Aegis will consider treating as wage earner. Examples of when to treat as wage earner: If the borrower does not own his own equipment; maintain an office; has no employees or does not have a business listing or phone number we may consider wage earner. If considering as self-employed 25% of the income must be deducted for qualifying purposes, if wage earner no deduction is required.

A.   REQUIRED DOCUMENTATION FOR SELF-EMPLOYED INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          OPTION 1

          Available under all Loan Programs:

          o    Two years personal tax returns with all schedules and

          o    Two years business tax returns with all schedules, if applicable

     Also available:

          OPTION 2

          o    24 months personal bank statements.

               o    The average of the deposits will be used to determine income stream

               o    Atypical deposits may not be included to calculate average balances

          OPTION 3

          o    24 months' business or dba bank statements, using 50% of the deposits.

          The following are not acceptable on either personal or business accounts:

               o    Co-mingled funds

               o    Multiple accounts

               o    Excessive NSF checks

               o    Transfer of funds from one account to another

               o    Account owner on statement who is not on note/loan

               o    Proof of the existence of the business for two years
                    (business license, CPA letter, business credit report, etc.)
                    is required

     2.   ALT INCOME DOCUMENTATION

          o    Proof of the existence of the business for one year (business license, business credit report, etc.) is required AND

          o    Twelve months personal & business tax return and all schedules OR
               12 months personal bank statements are required OR 12 months'
               business or dba bank statements, using 50% of deposits.

          o    The following is not acceptable:

               o    Atypical deposits may not be included to calculate average balances

               o    Account owner on statement who is not on note/loan

               o    Co-mingled funds

     3.   STATED INCOME DOCUMENTATION

          The following documentation is required:

          o    Income must be stated on Form 1003 and signed by the borrower

          o    Verification of the existence of the Borrower's business for two years is required through evidence of a business license and confirmation of a phone directory listing. If a license is not required for the business, a signed confirmation of business is required by Borrower's accountant or CPA. Confirmation must include verification borrower is self employed; length of time of self employment; percentage of ownership and that the provider has completed the borrower's tax returns for the most recent two years. Other acceptable confirmations may include websites, commercial insurance policies, etc. Internal re-verification is required.

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          o    IRS Forms 4506T or 8821 authorizing the Aegis and/or its assigns to obtain income information is required at closing.

          o    Income Stated must be reasonable for the profession.

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222 SECOND JOB/PART TIME INCOME
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Income from second or part time jobs may be considered if applicant has been employed in concurrent jobs for at least one year.

     1.   Full Income Documentation

          Option 1

          o    Written verification of employment covering most recent one year and current pay stub. VOE must include the following:

                    o    Dates of employment

                    o    Position

                    o    Prospect of continued employment

                    o    Base pay amount and frequency

                    o    OR

          Option 2

                    Pay stubs for the most recent 30-day period showing
                    year-to-date income, verbal VOE, and W-2 form for the most recent year.

     Alt Doc and Stated Income are not available for seasonal or part time income.

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223 FIXED INCOME
--------------------------------------------------------------------------------

We define fixed income as income derived from sources such as alimony and child support, Social Security, pension or disability. If a type of fixed income is used to qualify the Borrower, you must document a history of regular receipt.

A.   NON-TAXABLE INCOME

     Verified non-taxable income will be given special consideration if it is determined that such income will remain untaxed. Examples of non-taxable income may include:

     o    Certain military allowances - BAS, BAH, VHA

     o    Disability retirement payments

     o    Workers compensation benefits

     o    Child support payments

     o    Social security distributions

     Non-taxable trust and inheritance income will be considered provided supporting documentation is verified.

     In order to evaluate a Borrower with non-taxable income in the same manner as a Borrower who has a higher-taxable income, the underwriter will adjust, or gross-up, the non-taxable income by 125%. Income cannot be grossed up for the purposes of qualifying for the minimum disposable as dictated by number of persons in the household.

B.   FIXED INCOME TYPES

     1.   ALIMONY, CHILD SUPPORT AND SEPARATE MAINTENANCE INCOME

          Alimony, child support and separate maintenance income will be considered, but must be based on a court order, and verification must include:

          o    A copy of the divorce decree or the court order showing that payments are obligated for a minimum of three years beyond the date of the Note and satisfactory proof of regular receipt of monthly payments for the past 3 months.

          o    Documentation for alimony, child support and household
               maintenance income need not be included in the file if the
               Borrower chooses not to have these sources of income considered.

     2.   DISABILITY OR WORKERS' COMPENSATION INCOME

          Workers receiving this income must be qualified using this income rather than the potential income when returning to work.

     3.   PERMANENT DISABILITY

          Income verification must include a copy of the insurance award letter showing the percent or dollar amount for the permanent disability.

     4.   PENSION INCOME

          Pension income verification must include a copy of either one-year of checks, one year W-2P form, or a letter indicating the yearly pension amount.

     5.   SOCIAL SECURITY INCOME

          Social security income verification must include a copy of the current award letter (within 30 days) or bank statements showing automatic deposit and prior 1099. For children's social security income or social security disability income, verification that the income will continue for a minimum of three years is required. Borrower's Social security income being paid to a third party that is not on the loan will not be accepted for qualifying purposes. Likewise, income received by the borrower on behalf of a third party not on the loan will not be used for qualifying purposes, except in the case of legal dependents (i.e. minor children, disabled major child).

C.   REQUIRED DOCUMENTATION FOR FIXED INCOME EARNERS

     1.   Full Income Documentation

          Available under all Loan Programs. Documentation includes any of the following:

          o    W-2P Forms for the past two years - Social Security requires 1 year

          o    Current Award letter or Court Order and evidence of receipt

          o    Two years 1099 forms - Social Security requires 1 year & evidence of receipt

          o    Two years personal tax returns with all schedules

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          o    Certified, signed copies of divorce stipulation and decree or
               Court Order, if applicable.

     2.   ALT INCOME DOCUMENTATION

          Not available.

     3.   STATED INCOME DOCUMENTATION

          Not available.

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224 RENTAL INCOME
--------------------------------------------------------------------------------

When considering income received from the subject property the following method is used:

          o    Take 75% of total rents and add to income for qualification purposes.

          o    For property owned less than one complete tax year; cash flow must be based on 75% of the lesser of actual rents or market rents indicated by the appraiser.

When considering income received from rental properties owned by the Borrower that is NOT the subject property, you must calculate cash flow for rental property by one of the following methods:

1.   For N/O/O properties, cash flow can be calculated in the following method:

     o    75% of actual rents then subtract total mortgage payment to arrive at net rental income. Positive net rental income is added to income and
          Negative net rental income is added to the liabilities.

     o    If > 6 rental properties are owned, 1040 tax returns & schedule E are required to calculate rental income. Use net income adding back depreciation for the income calculation (no need to deduct the mortgage payment as it is already accounted for.) Positive net rental income is added to income and Negative net rental income is added to liabilities.

     o    For property owned less than one complete tax year; cash flow must be based on 75% of the actual rents documented with a current annual lease. For properties owned free & clear, evidence of ownership must be provided.

2.   For properties leased by family members, cancelled checks must be provided to verify receipt.

3.   Boarder income is not allowed unless reported on Schedule E.

4.   We will not lend to borrowers who have > 50% rental income based on net rental income.

Proposed rental income is acceptable on the purchase of investment property with an executed lease regardless of its previous use (owner occupied or nonowner occupied). Transfers of an existing list to the purchaser are also acceptable.
Proposed rental from a related party is not allowed

REQUIRED DOCUMENTATION FOR RENTAL INCOME EARNERS

1.   FULL INCOME DOCUMENTATION

     o    Two years 1040s & Schedule E if > 6 properties owned and

     o    Current lease if < 6 properties are owned -

     o    Operating Income Statement is required if subject is investment

2.   ALT INCOME DOCUMENTATION

     o    One year 1040s & Schedule E if > 6 properties are owned and

     o    Current lease(s) if 6 or fewer properties are owned.

     o    Operating Income Statement is required if subject is investment

3.   STATED INCOME DOCUMENTATION

     o    Not Available

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225 OTHER INCOME
--------------------------------------------------------------------------------

When the Borrower discloses income from an alternate source (i.e., interest, dividend, capital gains, trust, rental or Note income) and chooses to use the income to qualify for the Loan, you must document stability of income. We consider the following types of other income:

o    Interest and dividend income

o    Trust income

o    Note income

o    Inheritance and guaranteed income, such as lottery or prize earnings

o    Temporary disability income

o    Seasonal unemployment compensation

o    Foster Care Income

A.   INTEREST AND DIVIDEND INCOME

     REQUIRED DOCUMENTATION FOR INTEREST AND DIVIDEND INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          o    Two years IRS Forms 1040 with Schedule B and

          o    Proof of assets to support the interest or dividend income

     2.   ALT INCOME DOCUMENTATION

          o    One year IRS Form 1040 with Schedule B and

          o    Proof of assets to support the interest or dividend income for at least two years

     3.   STATED INCOME DOCUMENTATION

          o    Not Available.

B.   TRUST INCOME

     A Borrower's trust income may be taxed at a lower rate or it may be part of a partnership that writes off losses resulting in no tax liability. Trust income is reported on the 1041 fiduciary income tax return that includes a
     K-1 schedule. All beneficiaries of trust income receive K-1s from the trust.

     REQUIRED DOCUMENTATION FOR TRUST INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          o    Trust agreement or Trustee's statement outlining:

               o    Total income paid to Borrower as beneficiary

               o    Method of payment

               o    Duration of trust (minimum three years)

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               o    What portion, if any, of income to Borrower is not taxable
                    and

          o    Two year personal tax returns with all schedules or

          o    K-1 schedule (2 year) or

          o    Two-year 1041 fiduciary tax returns

     2.   ALT INCOME DOCUMENTATION

          o    Trust agreement or Trustee's statement outlining:

               o    Total income paid to Borrower as beneficiary

               o    Method of payment

               o    Duration of trust (minimum 3 yrs remaining)

               o    What portion, if any, of income to Borrower is not taxable
                    and

          o    One year personal tax returns with all schedules or

          o    K-1 schedule (1 year) or

          o    One-year 1041 fiduciary tax returns

          o    Less than one year receipt will be considered on a case-by-case basis.

     3.   STATED INCOME DOCUMENTATION

          Not available.

C.   NOTE INCOME

     We recognize ongoing Note income as eligible for Loan qualification. You must submit a copy of the Note outlining the amount and terms of payment.
     The repayment period should extend at least three years from the date of the new mortgage Loan.

     REQUIRED DOCUMENTATION FOR NOTE INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          o    Copy of Note and evidence of receipt by either of the following:

               o    Two years tax returns with all schedules

               o    Bank statements showing Note income deposited for past two years

     2.   ALT INCOME DOCUMENTATION

          o    Copy of Note and evidence of receipt by either of the following:

               o    Prior one-year tax return with all schedules

               o    Bank statements showing Note income deposited for past year

     3.   STATED INCOME DOCUMENTATION

          Not available.

D.   INHERITED AND GUARANTEED INCOME

     We recognize ongoing income received from inheritance or other guaranteed sources, such as prize earnings or lottery winnings as eligible for Loan qualification. You must document receipt of this income and determine the probability of continuance for at least three years.

     REQUIRED DOCUMENTATION FOR GUARANTEED INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          THE FOLLOWING DOCUMENTATION IS REQUIRED:

          o    Award Letter and proof of receipt outlining:

               o    Total income paid to Borrower as beneficiary

               o    Method of payment

               o    Duration of income

               o    What portion, if any, of income to Borrower is not taxable

               o    Two years personal tax returns with all schedules

     2.   ALT INCOME DOCUMENTATION

          THE FOLLOWING DOCUMENTATION IS REQUIRED:

          o    Award Letter and proof of receipt outlining:

               o    Total income paid to Borrower as beneficiary

               o    Method of payment

               o    Duration of income

               o    What portion, if any, of income to Borrower is not taxable

          o    One-year personal tax return with all schedules

          o    Less than one year receipt will be considered on a case-by-case basis.

     3.   STATED INCOME DOCUMENTATION

          Not available

E.   TEMPORARY DISABILITY INCOME

     Temporary disability income may be eligible.

     REQUIRED DOCUMENTATION FOR TEMPORARY DISABILITY INCOME EARNERS

     1.   FULL INCOME DOCUMENTATION

          o    INSURANCE AWARD LETTER

     2.   ALT INCOME DOCUMENTATION

          o    Not available

     3.   STATED INCOME DOCUMENTATION

          o    Not available.

F.   SEASONAL UNEMPLOYMENT COMPENSATION/ INCONSISTENT WAGE PERIODS

     Seasonal unemployment compensation may be eligible although Stated Income is not allowed.

     REQUIRED DOCUMENTATION FOR SEASONAL UNEMPLOYMENT COMPENSATION INCOME
     EARNERS

     1.   FULL INCOME DOCUMENTATION

          o    Two years personal tax returns with all schedules

          o    Borrower must be currently employed

     2.   ALT INCOME DOCUMENTATION

          o    Most recent personal tax return and all schedules

          o    Must be currently employed

     3.   STATED INCOME DOCUMENTATION

          Not Available

     REQUIRED DOCUMENTATION FOR FOSTER CARE INCOME EARNERS

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     1.   FULL INCOME DOCUMENTATION

          o    2 years' tax returns or

          o    Letter from agency stating length of time in program & earnings for past 2 years and year to date earnings.

     2.   ALT INCOME DOCUMENTATION

          Not Available

     3.   STATED INCOME DOCUMENTATION

          Not Available

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226 RESIDUAL INCOME
--------------------------------------------------------------------------------

Residual/disposable income of $550 is required for single person households;
$750 is required for two (2) person households & $1000 is required for (3) three or more person households. Fixed income is not grossed up to calculate residual.

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227 PAYMENT SHOCK
--------------------------------------------------------------------------------

Payment shock is a factor in the underwriting decision process, especially when the borrower is a first time homebuyer. Percentage of payment increase is considered, along with debt ratio, residual income, and the ability to accumulate assets. Although payment shock is analyzed on all loan requests, proposed payments greater than 150% of current payment are considered payment shock and are analyzed very carefully. Certain loan attributes must be evident in such cases, i.e. demonstrated ability to handle the increased payment. There should be accumulated assets or large residual to offset the added risk. The underwriter must determine the borrower's tolerance for payment shock based on the overall merits of the file.

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228 CASH TO CLOSE
--------------------------------------------------------------------------------

You must determine and provide evidence that the Borrower has sufficient cash to pay the down payment, prepaid items and closing costs.

A.   DEPOSIT VERIFICATION

     For A+ through B O/O loans, cash to close must be sourced. O/O C+ & C credit grades and all N/O/O loans require all the funds sourced and 5%
     sourced & seasoned for 60 days.

     Requirements for sourcing of cash to close are as follows:

     o    Most current bank statement OR

     o    Fannie Mae Verification of Deposit (VOD) (Fannie Mae Form 1006)

     o    Internet printout of bank account

     Note: Business bank accounts may be used if borrower is sole proprietor and bank statements have not been used to determine income. It is recommended that bank statements not be provided as sourcing for stated loans. For all
     Loan programs that require the monies be sourced and/or seasoned, if the verification of cash to close reveals a significant recent increase in the average balance of an existing account, recent large deposits or a newly opened account with a significant balance, the Borrower must explain the increase and you must document this explanation.

     We encourage you to verify all sources of liquid assets beyond the amount needed to meet the requirement of the transaction so that, if necessary, these assets may be considered as a compensating factor in underwriting the
     Loan.

B.   MINIMUM DOWN PAYMENT

     For most Loan Programs, we require the Borrower to make a minimum down payment from his or her own cash or other equity. (A 100% gift fund is allowed if our LTV is 80% or below and there is no secondary financing.)
     Gifts on 80/20 loans are not acceptable and are not allowed on stated
     loans. For all NOO and C+ and C loans, we require a minimum of 5% of the borrower's own funds, which must be sourced and seasoned for 60 days. The balance may be paid from gift funds, secondary financing, or other equity, and must be sourced.

     Community assistance type loans or grants may be considered only after the borrower's required 5% which is required regardless of LTV, and must be considered in the CLTV. We will review each provider on a case-by-case basis to determine eligibility. To be considered, the seller cannot fund programs in any way.

C.   DEFINITION OF CASH

     Cash is defined to be any of the following:

     1.   Funds on deposit in the Borrower's checking, money market, savings account or marketable securities.

     2.   Cash Value life insurance

          a.   You must verify the cash Value of life insurance with a letter from the insurance company.

     3.   Proceeds of a Loan fully secured by the Borrower's assets

          BORROWER ASSETS

          Borrower assets are proceeds of a Loan fully secured by a Borrower's assets. This includes funds such as those borrowed against a certificate of deposit, marketable securities, insurance policies, qualified retirement plans or a bridge Loan. You must verify the
          Loan's terms in writing. Loans secured by 401(k) may be excluded from dti. Life insurance or other liquid asset accounts may be excluded in the calculation of DTI unless the funds are used to meet program requirements for reserves and/or liquid assets or as a compensating factor. A Loan secured by the account may be used for down payment on the subject property or any other purpose. The unsecured portion of the account may be liquidated for the down payment of the subject property or for any other use. You may use 70% of the vested balance less any loans.

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     4.   Proceeds from the sale of the Borrower's assets. The verification of the sale of real estate must include a copy of a HUD-1 form.

     5.   Cash deposit toward the purchase of the property or the lot on which the improvements were constructed, the source of which is verifiable.

D.   DEFINITION OF OTHER EQUITY

     Other equity includes:

     1.   The current appraised Value of the lot owned by the Borrower on which the subject improvement was constructed, less any lien. However, if the lot was purchased less than 12 months prior to the Loan's application date, the other equity must be based on the lesser of the purchase price or current appraised Value of the lot.

     2.   Gift funds or a gift of equity in the subject property from the
          Borrower's immediate family that does not have to be repaid. Gift funds must be verified by a gift letter and one of the following:

          o    Receipt of funds

          o    Donor's ability to provide gift

          o    Certified funds at closing

          Verification of a gift of equity must be reflected on the purchase agreement or HUD-1.

          Immediate family is defined as follows:

          o    Parents

          o    Siblings

          o    Children

          o    Spouse

          o    Grandparents

          o    Aunts

          o    Uncles

E.   UNACCEPTABLE SOURCES OF DOWN PAYMENT

     None of the following is considered to be cash or other equity for the purpose of meeting down payment requirements:

     1.   Proceeds of a personal or unsecured Loan, such as a cash advance on a revolving charge account or an unsecured line of credit.

     2.   A gift that must be repaid in full or in part.

     3.   Labor performed or material furnished by the Borrower that is not a part of a pre-closing agreement with the builder.

     4.   Any payment received as a result of being a party to the sales transaction (i.e., real estate commission payments).

F.   SELLER CONTRIBUTIONS

     We allow the seller to contribute a maximum of 6% towards the borrowers closing costs.

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229 COLLATERAL PROPERTY UNDERWRITING
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The purpose of property underwriting is to determine if a Loan is secured by property that provides sufficient Value to recover the investment if Loan default occurs. Establishing the adequacy of the collateral for an investment quality Loan requires an accurate assessment of the current fair market Value of the property and the factors, which are likely to affect the property's future
Value. You must perform this function or must ensure that it is adequately performed.

A.   YOU MUST REVIEW EACH APPRAISAL IN DETAIL TO EVALUATE THE FOLLOWING:

     o    Adequate support for the Value of the property by the appraiser

     o    Present and future marketability of the property

     o    Completeness and correctness of the appraisal forms and exhibits

     o    Applicability and timeliness of data used to determine marketability

     o    Consistency, logic and accuracy of the appraisal

B.   NATURAL DISASTERS

     In the event the subject property is located in an area, that is declared a federal disaster area, after the appraisal has been issued, we must ensure that the property meets the collateral requirements set forth above by a recertification of value and new photos.

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The appraiser must:

1.   Be a State licensed or certified appraiser in the state where the collateral is located.

2.   Meet the independent appraiser requirements for staff appraisers or, as appropriate, fee appraisers specified by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the
     FDIC and the Office of Thrift Supervision with their respective real estate appraisal regulations adopted in accordance with Title XI of the Financial
     Institutions Reform, Recovery and Enforcement Act of 1989 (regardless of whether the Client is subject to those regulations).

3.   Be experienced in the appraisal of properties similar to the type being appraised.

4.   Be actively engaged in appraisal work.

5.   Subscribe to a code of ethics that is at least as strict as the code of the
     Institute or the National Association of Independent Fee Appraisers.

6.   Not be on our published ineligible list.

     DISCONTINUANCE OF APPRAISER SERVICES

     We may at any time notify you that we will no longer approve Loans secured by properties that were appraised by a particular appraiser.

     APPRAISAL REVIEW POLICY

     Underwriting and Appraisal Review Department's Policies and Procedures:

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     1.   Two valuation models will be used by Underwriting to support value prior to submitting an appraisal to Appraisal Review.

     2.   Appraisal Review Selection Criteria is outlined below:

          o    BOTH VALUATION MODELS GIVE VALUES THAT ARE GREATER THAN 15% BUT
               LESS THAN 30% VARIANCE AND LTV IS GREATER THAN 75%.

          o    BOTH VALUATION MODELS GIVE VALUES THAT HAVE GREATER THAN 30%
               VARIANCE, REGARDLESS OF THE FNIS SCORE, FICO SCORE, OR LTV.

          o    INTEREST ONLY LOANS WITH A HANSEN QUALITY RATING OF  *3 OR AVM**
               -5%

          o    LOANS WITH CLTV GREATER THAN 95% AND HQ RATING OF *3 OR AVM** -5%

          o    APPRAISED VALUE GREATER THAN $500,000

          o    ATTACHED HOUSING UNLESS A PUD OR CONDO

          o    ALL 3-FAMILY OR 4-FAMILY DWELLINGS

          o    2-FAMILY DWELLINGS WITH LTV >80%

          o    APPRAISER ON "WATCH"

          o    UNDERWRITING TEAM LEAD CONCERNS

     3.   In the event the original comparable sales are deemed insufficient to support value, limit the number of additional comparable sales requested to two (2). If the review appraiser or underwriter is asking for more than two (2) additional sales, a supplemental valuation product (full or drive-by appraisal or field review) should be requested, instead.

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231 APPRAISAL REQUIREMENTS
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All appraisals shall be in writing. You must ensure that all appraisals are performed in strict accordance with all applicable local, State and federal laws, regulations and orders. In addition, all appraisals shall conform to the current Uniform Standards of Professional Appraisal Practice adopted by the
Appraisal Standards Board of the Appraisal Foundation.

You must review each appraisal in detail for completeness, accuracy and appraising logic. Also, you assume sole responsibility for the quality of the appraisal report as well as its execution in strict accordance with all applicable local, State and federal laws, regulations and orders.

Loan Amounts > $500,000 requires 2 full appraisals except in designated geographic areas where the median property values are higher.

A.   REQUIRED APPRAISAL FORMS

     The appraisal form must be prepared and signed by a state licensed or certified appraiser. We require you to submit the appraisal report on the current version of the appropriate appraisal forms listed below:

     1.   For all single-family properties and detached PUD units, use the
          Uniform Residential Appraisal Report (Fannie Mae Form 1004/ Freddie
          Mac Form 70) and Statement of Limiting Conditions and Appraiser's
          Certification (Fannie Mae Form 1004B/Freddie Mac Form 439). For
          single-family investment properties, if the income is necessary for qualifying purposes, the following forms are required: Single-Family
          Comparable Rent Schedule (Fannie Mae Form 1007) and the Operating
          Income Statement (Fannie Mae 216).

     2.   For condominium units, use the Appraisal Report - Individual
          Condominium or PUD Unit (Fannie Mae Form 1073/Freddie Mac Form 465)
          with Statement of Limiting Conditions and Appraiser's Certification
          (Fannie Mae Form 1004B/Freddie Mac Form 439) and Condo Certification
          Form.

     3.   The Small Residential Income Property Appraisal Report (Fannie Mae
          Form 1025) must be used for all appraisals of two to four unit properties with Statement of Limiting Conditions and Appraiser's
          Certification (Fannie Mae Form 1004B/Freddie Mac Form 439). Operating
          Income Statement (Fannie Mae 216) must be completed unless income is not being used to qualify.

     4.   If the estimate of Value is defined as "subject to repairs, alterations or conditions" or "subject to completion per plans and specifications," the original appraiser must complete and submit the
          Satisfactory Completion Certificate (Form 442) with a photo of the completed property prior to approval.

B.   REQUIRED APPRAISAL ATTACHMENTS

     Each full appraisal must have the following attachments:

     1.   Original descriptive color photographs of the subject property (front, rear, street scene, and all accessory improvements - pools, detached garages, outbuildings, etc.) Interior may be requested at
          underwriter's discretion.

     2.   One original descriptive color photographs of each comparable used on the Residential Appraisal Report. When access to photograph a comparable is not possible, appraiser must provide an MLS listing photograph or public records photograph. Appraiser must also include photographs of the comparable listings and comparable rentals in multi-family appraisal reports.

     3.   Location map showing the subject property, comparables and neighborhood boundaries defined in the appraisal report.

     4.   Comment addendum explaining unusual items not adequately addressed in the appraisal report

     5.   Sketch of subject dwelling detailing room layout and exterior dimensions

C.   COMPLETION OF APPRAISAL REPORTS

     The appraisal report must support the appraiser's opinion of the properties' market Value, and it must present to the reader a visual picture of the neighborhood, site and improvements. The appraiser should use the Comments

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     Section of the report to achieve this goal and attach additional documentation if necessary. An appraisal signed/completed by an apprentice or trainee does not require the Supervisory Appraiser to physically inspect the property.

D.   CONDITIONS OF APPRAISAL

     1.   For appraisals submitted subject to repairs, alterations or conditions, or subject to completion per plans and specifications, you must submit a Satisfactory Completion Certificate (Form 442) and photo depicting that repairs/construction is complete to underwriting. The original appraiser should prepare this certificate.

     2.   For appraisals reflecting evidence of dampness, termites or abnormal settlement, you must submit evidence of corrective action (i.e., an exterminator's certificate or an engineer's report) to underwriting.
          If corrective action is not a condition of the appraisal, the appraiser should comment on the effects of the adverse conditions on
          Value and marketability.

E.   AGE OF APPRAISAL

     The appraisal report should be dated within 120 days of the date of the
     Note. If the appraisal report is dated more than 120 days but less than 180 days from the date of the Note, the original appraiser must certify that the Value of the property has not declined since the date of the original appraisal. The certification must be dated within 60 days of the date of the Note. If the appraisal is dated more than 180 days from the date of the
     Note, a new appraisal is required.

     For new construction, if appraisal is dated more than 360 days from the date of the note, a new appraisal is required. An Update of Appraisal is required after 180 days from date of appraisal including 2 comps and photos.

     An Update of Appraisal is defined as an extension of an original appraisal report relied upon by a lender for prior business decision. The update must met three conditions before being accepted:

          1.   The original appraiser and lender client must be involved;

          2.   The real estate has undergone no significant changes since the original appraisal;

          3.   The time period between the effective date of the original appraisal and the effective date of the pending update is not unreasonably long for the type of real estate involved.

In an update the appraiser addresses any changes in market conditions and the status of the subject property since the effective date of the original appraisal, then analyzes the effect of these changes in arriving at a current value opinion for the property. To support the conclusions in an update report, the appraiser should inspect the exterior of the property, provide a new front photograph of the subject, and provide a sales grid and photographs of up to three new comparable sales that occurred after the original date of appraisal.

F.   NON-DISCRIMINATION

     We will reject any Loan supported by an appraisal report that makes reference to race or the racial composition of the neighborhood.

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232 APPRAISAL EVALUATION
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The appraisal information must provide a logical basis for evaluation. The appraiser should present a concise picture of the neighborhood, site and improvements to support an indicated Value by the cost approach and market data approach that adequately support the estimate of market Value. You must determine that the appraiser has adequately supported his or her opinion of the property's Value.

When working with varying levels of credit quality, property valuation takes on increased importance. While the adequacy of the appraisal is always a critical component in assessing the Loan's overall risk, the property becomes more important when working with the non-conforming credit Borrower or with a property that deviates from typical market standards. Therefore, the appraisal report must strongly demonstrate the acceptability of the collateral.

The Loan Program under which the Loan is submitted determines differences in acceptable property types and characteristics. Refer to the Eligible and
Ineligible Properties list in Sections 117 and 118 for specific details.

We use the components discussed below to assess the adequacy of appraisal reports:

A.   NEIGHBORHOOD ANALYSIS

     The neighborhood in which a property is located is a critical determinant of its marketability and Value. You should analyze all factors presented in the appraisal's Neighborhood Section. The appraiser must address favorable or unfavorable factors and any changes that have occurred in the past year that affect marketability of the properties within the neighborhood.

     In a neighborhood analysis, we consider all elements of the property's location including:

     o    Neighborhood property Values

     o    Composition of the neighborhood

     o    Marketing time

     o    Present land use of the neighborhood

     o    Price range and predominant Value

     1.   NEIGHBORHOOD PROPERTY VALUES

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          Property Values should be stable or increasing. The appraiser must substantiate this by showing comparable sales within six months of the appraisal date.

          Declining Values are a concern due to the potential for equity erosion. When a property is located in an area described as declining in Value, we may consider the transaction when there is a substantial reduction in the Loan-to-Value (LTV) ratio.

     2.   NEIGHBORHOOD COMPOSITION

          The degree to which a neighborhood is built up and its location within a metropolitan area or rural area is used to assess the reasonableness of the comparable sales. In other words, an appraisal for a property in an urban area that is highly built up should provide sales data available within one mile of the subject property.

          Rural properties are generally more difficult to assess. Marketing times may be affected by their remote location. Therefore, proximity of the comparable sales will be critical in determining the Rural
          Property's marketability. Maximum financing is not recommended when securing a Loan by a Rural Property. If any one of the following criteria exists, the property will be classified as rural:

          o    Appraiser classifies the property as rural

          o    Two of three comparable properties used by the appraiser exceed a distance of five miles from the subject property

          o    Property > 5 acres if 2 of 3 comparables are not located within a
               3-mile radius of the subject

          o    Less than 25% of the surrounding market area is developed

               Loans must meet the maximum acreage requirements of each Loan program.

     3.   MARKETING TIME

          Marketing time of properties in the subject's neighborhood should be less than six months to assure no loss of equity.

     4.   PRESENT LAND USE OF THE NEIGHBORHOOD

          A likely change in the neighborhood's land use would be of concern if the change negatively affects the property's future Value.

     5.   PRICE RANGE AND PREDOMINANT VALUE

          A comparison of the predominant Value for the neighborhood should favorably reflect the property's' Value. If the subject property sets the top Value for the neighborhood, it may be an indication that the property represents an over-improvement. Future purchasers may be less willing to pay for features that are not common to the area.
          Therefore, its appeal may be limited at its current Value. Again, we must carefully consider whether the property is appropriate for financing at the maximum Loan limits. Likewise, a property at the low end of the market's Value may also be cause for concern. You should consider whether the property in its current form is likely to continue to be its highest and best use.

B.   SITE ANALYSIS

     For maximum market appeal, a property site should be of a size, shape and topography generally acceptable in its market area. It should have utilities, street improvements and other amenities normally expected in the area.

     1.   LAND VALUES

          You must always address land Values and Land-to-Value ratios. In areas that are 25% or more built up, the property's Land-to- Value ratio should be consistent with other properties in the area but should not exceed 40%.

     2.   MAXIMUM ACCEPTABLE ACREAGE

          All mortgaged acreage must be valued in the appraisal. Value adjustments for excess acreage are calculated and documented in
          Underwriting. In all cases, the acreage of the property must be supported by comparable market activity of like-sized parcels. Working farms, ranches, orchards and/or commercial operations of any type are not permitted. Lot sizes greater than twenty (20) acres are considered excess acreage. Up to 20 acres may be valued & mortgaged.

     3.   LOTS WITH MORE THAN ONE CONTIGUOUS LOT

          We will recognize Value only for the lot upon which the subject property is located.

     4.   ZONING

          We expect the zoning of the property's' area to be residential in nature.

          A.   LEGAL NON-CONFORMING PROPERTIES

               If an appraisal indicates a property is of a legal non-conforming nature, one of the following must be obtained:

               o    Appraiser must address the issue within the body of the
                    appraisal and specifically state the property may be rebuilt
                    "as is" in the event of a loss of >= 50% of the
                    improvements. The appraiser must also indicate the source of information (name and phone number of - zoning official or include a copy of specific zoning regulation).

               o    Letter of addendum from the appraiser must address the issue and specifically state the property may be rebuilt "as is"
                    in the event of a loss of >= 50% of the improvements. The
                    appraiser must also indicate the source of information (name and phone number of zoning

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                    official or include a copy of specific zoning regulation).

               o    Letter from the zoning official stating the property may be rebuilt "as is" in the event of a loss of >= 50% of the
                    improvements.

          1.   PENDING ZONE CHANGES

               Recent or pending zoning changes that would have a negative impact on residential market Values are not acceptable.

          2.   AGRICULTURALLY ZONED PROPERTY

               Agriculturally zoned properties may be acceptable when their use is primarily residential. In addition, they should adhere to the maximum acreage standards established by the Loan Program. Value given to any auxiliary buildings should be either disallowed or supported by market sales of properties with similar amenities.

     5.   MIXED USE PROPERTIES

          We define mixed-use properties as those that are primarily used as a residence but are also being used for a small business purpose when the structure of the residence has not been altered.

     6.   FLOOD ZONES

          We do not accept properties that are uninsurable because they are located in a flood hazard area that is not eligible for the National
          Flood Insurance Program.

     7.   HIGHEST AND BEST USE

          Properties should represent the "highest and best use" for the site.
          If current improvements do not represent the highest and best use of the property, we consider the property unacceptable.

C.   IMPROVEMENT ANALYSIS

     We do not provide minimum specifications for the materials and construction of properties. Improvements should conform to the neighborhood in terms of age, design and materials used for construction. The appraiser should describe any unacceptable or unusual items that affect marketability; and
     make appropriate adjustments for these items when estimating the market
     Value. Improvements in below average condition will not be financed.

     The property-rating grid summarizes the main factors that are pertinent to the property's condition and marketability. Acceptable marketability is reflected by at least average ratings for construction, quality, condition and appeal. Fair or poor ratings are unacceptable.

     1.   DESIGN AND APPEAL

          The appraiser should assess the design of the subject property, evaluate whether similarly designed properties exist within the areas and if they support a reasonable marketing time.

     2.   UNIQUELY DESIGNED PROPERTIES

          Log cabins are an example of uniquely designed properties. These properties will only be considered on a case-by-case basis and only when similar sales in close proximity are used for comparison.

     3.   MINIMUM IMPROVEMENT

          We expect the living area of the subject property to be typical within its marketing area. The appraisal should contain comparables of similar size to demonstrate the marketability of the property.

          We critically analyze properties with less than 700 square feet to determine that their size is typical and readily marketable for the subject and Comparables must be within 100 sq.ft. of the subject in size.

     4.   PROPERTY CONDITIONS

          We expect the property to be maintained in at least average condition.
          The Client must consider all factors negatively affecting the property's condition when assessing the risk of the overall Loan.
          These factors may include:

          A.   EFFECTIVE AGE

               Effective age is a reliable indication of the overall condition of the improvements. The appraiser, in narrative commentary, should satisfactorily address high effective age ratings (over 30 years).

          B.   DEFERRED MAINTENANCE

               Appraisals on property with deferred maintenance must include a realistic cost to cure. Deferred maintenance that exceeds 3% up to a max of $3,000 of the property Value or affects its basic habitability will require a Satisfactory Completion Certificate
               (Form 442). Deferred maintenance is allowed for cosmetic only. No structural, environmental, or safety hazards allowed.

          C.   DEBRIS, GRAFFITI OR TRASH

               Properties showing an excessive amount of debris, graffiti or trash may require cleanup. If cleanup is necessary, we require a
               Satisfactory Completion Certificate (Form 442) with photos depicting that repairs/construction is complete.

          D.   INFESTATION

               If there is any indication of termites or other infestation, you must ensure that the termite issue has been investigated, treated and repaired.

          E.   NON-PERMITTED ADDITIONS

               Properties with non-permitted additions are acceptable, per program LTV and guidelines, provided:

               o    Value is not given to these additions

               o    A cost-to-cure adjustment is used, either by the appraiser or the reviewer, to bring the property back to its original utility

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               o    Retroactive final permits for these additions allowing Value without a cost to cure

          F.   ROOF DAMAGE

               You must address properties with visible worn roof surface, evidence of roof leaks and/or interior water damage (i.e., ceiling stains), even if the appraisal does not list them. If any of these conditions exist, you must obtain a roof certification, indicating a remaining useful and physical life of at least three years.

          G.   SECURITY BARS

               When a home is equipped with security/safety/burglar bars on doors and/or windows, the appraiser must verify that the bars have "quick releases". Every room with bars must have at least one unobstructed exit - either an exit with no bars or a "quick release".

     5.   OTHER UNACCEPTABLE PROPERTY CONDITIONS

          A.   IMMINENT THREAT

               Properties defined as imminent threat are those that pose an imminent threat to the health or safety of the occupant.

          B.   INADEQUATE FOUNDATION

               Inadequate foundations are those that do not meet current code requirements.

          C.   INADEQUATE HEATING

               Properties defined as having inadequate heating are those without permanently affixed legal heating systems (i.e., the property uses space heaters or fireplaces to heat the premises). Wood burning stoves will be acceptable if appraiser identifies as a typical heat source and provides like comparables.

          D.   INADEQUATE MAINTENANCE OR SERVICES

               These are properties that lack city or county maintenance
               services.

          E.   INADEQUATE UTILITIES

               These are properties without water or public electricity
               connections to the site. This term also includes improperly vented water heaters.

          F.   BOARDED UP PROPERTIES

          G.   CANTILEVERED PROPERTIES ON STILTS, POSTS OR PIERS

     6.   ENVIRONMENTAL HAZARDS OR NUISANCES

          You must disclose to the appraiser any nuisances or environmental hazards that it knows or suspects may exist that could adversely affect the Value of the property. The appraiser must note these in the appraisal and document any other nuisances or environmental hazards.

          Prior to considering any Loan, underwriting may require an environmental study of the property, if they suspects nuisance or environmental hazard(s). In this case, you must hire a nationally recognized and reputable environmental engineering firm to perform this written report. The report must include an analysis and detailed list of clean up costs, if any.

          Before approving the Loan, underwriting must be convinced that any known or suspected environmental hazards will not have an adverse effect upon the appraised Value of the property, and the results of the analysis must be Satisfactory.

D.   COST APPROACH

     The cost approach is important when appraising newer or substantially rehabilitated properties as a check for the market data approach. If the appraiser believes that the cost approach is not applicable (i.e. turn of the century homes) and if sufficient sales of comparable properties are available in the market, the cost approach may be omitted with comments explaining this belief. Whether or not the cost approach is used, the appraiser must show an "Estimated Land Value." The appraiser should base this figure on the Value of the land as though it were developed to its highest and best use consistent with its present zoning classification. You should use the land Value when calculating the property's LTV ratio.

     1.   EXTERNAL OBSOLESCENCE

          External obsolescence is a devaluation of property Value due to an undesirable or unnecessary condition outside the property. The appraiser should address the impact on marketability external obsolescence has upon the subject property. In addition, the appraiser must provide evidence of comparable market sales that are similarly affected. Examples: Subject is adjacent to an arterial street, highway or active railroad.

     2.   FUNCTIONAL OBSOLESCENCE

          Functional obsolescence is defined as features of a property that have become unfashionable or unnecessary in the eyes of potential purchasers. The appraiser should describe the functional obsolescence, and provide similar comparables to demonstrate its marketability or provide the cost to cure, if applicable. Examples: Inadequacy -
          Subject contains a dated room layout (lack of hallways). Superadequacy
          - Subject contains an inground pool or outbuilding that is uncommon for the market area.

          Remaining Economic Life should be equal to or exceed the term of the loan.

E.   SALES COMPARISON ANALYSIS APPROACH

     In our analysis, we place the greatest weight and reliance on the sales comparison analysis approach. The Value indicated by this approach must be supported by an analysis of recently closed sales of at least three comparables located near the property.

--------------------------------------------------------------------------------
27                                                                 Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

     We consider the following key items in our review and analysis of the market data approach:

     1.   PROXIMITY OF COMPARABLES TO THE SUBJECT

          Comparable properties should be located in the same neighborhood and/or school district. Comparable sales should be located within one mile of the subject in urban and suburban areas. If two of three comparable properties used by the appraiser exceed a distance of five miles from the subject property, the property will be considered rural. The appraiser must explain the necessity of using any comparable property located outside the neighborhood.

     2.   COMPARABLES INSIDE AND OUTSIDE NEW PROJECTS

          The appraiser must demonstrate the marketability of homes built within new subdivisions or condominium projects through the use of at least one comparable from inside the subdivision or project and one comparable from a competing subdivision or project.

     3.   AGE OF COMPARABLE SALES

          Comparables must have a recent date of sale, preferably within six months of the subject's Sale Date. If any of the comparables are over six months old, the appraiser should comment on the market conditions.
          If it is necessary to use older comparables, the appraiser should supplement them with pending sales and/or current listings in the neighborhood.

     4.   SIMILARITY OF COMPARABLES TO SUBJECT

          The comparables used by the appraiser must represent the best market data available to support the property's estimated Value. Comparable sales should be as similar to the subject property as possible in physical attributes, rights of ownership, zoning and other amenities.
          When similar to the subject, comparables establish that it is typical to the area and that the need for adjustments will be minimal.

     5.   ADJUSTMENTS TO COMPARABLES

          This subsection discusses acceptable adjustments to comparables.

          A.   NUMBER OF ADJUSTMENTS

               The need for numerous adjustments indicates the comparable is not similar to the subject. This decreases the validity of the comparable.

          B.   DOLLAR AMOUNT OF ADJUSTMENTS

               The dollar amount of adjustments should reflect the market reaction to the difference between the subject and the
               comparables, not the cost of a particular difference. The amount should be realistic and consistent among the comparables.

          C.   ADJUSTED PROPERTY CHARACTERISTICS

               Adjustments of certain items (such as quality, location,
               condition and age) are more difficult to justify with direct market evidence than other items (such as garages, fireplaces and finished basements). If a comparable contains an increasing number of adjustments for "difficult items," its accuracy as a
               Value indicator decreases.

          D.   TIME ADJUSTMENTS

               The appraiser should keep to a minimum those adjustments made due to the difference in time at which the comparable sold compared to the subject property. If used, these comparables should be supported by documents showing that they are warranted. For example, positive adjustments for time of sale must have a correlating rating in the Neighborhood Section showing
               "increasing property Values." Additionally, the appraiser should explain the amount of appreciation taking place, how long it has been experienced and whether it can be expected to continue. The appraiser must also describe the conditions causing it.

          E.   SQUARE FOOTAGE ADJUSTMENTS

               Adjustments for differences in square footage should be realistic for the marketplace.

          F.   TOTAL ADJUSTMENTS

               Total net adjustments should be minimal if the comparable is truly similar. As a guideline, net adjustments should not exceed
               15% of the sales price of the comparable. Gross adjustments should not exceed 25%

          G.   BRACKETING

               Rather than using a comparable that will require sizable
               adjustments in the same direction, the appraiser should use the bracketing technique during the selection of comparables. This essentially involves choosing one comparable that is superior to the subject, one that is inferior and one that is most similar.
               Through the adjustment process, the superior comparable adjusts downward to the subject, the inferior one adjusts upward and the most similar comparable requires few, if any, adjustments.

          H.   DESCRIPTIVE LANGUAGE

               The appraiser should describe property characteristics using specific, factual and detailed language. The appraiser should use numerals whenever applicable (i.e., for lot size, age of
               improvements, etc.). Clear descriptions (such as "good,"
               "average," "fair" or "poor") should be used to provide
               consistency between the property and the comparable.

          I.   SALES OR FINANCING CONCESSIONS

               The subject and all comparables must show the form of financing and as many of its details as possible (financing Addenda are helpful). Adjustments should be considered for different types of financing or special marketing concessions, such as buy downs, furniture, dollar refunds, allowances over a specified number of months, apportionment of rent payments toward down payments or decorating and other miscellaneous credits. You should carefully

--------------------------------------------------------------------------------
28                                                                 Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

               review the appraisal to determine if the appraiser has adequately demonstrated the effects of such financing or sales concessions on the property's Value.

F.   SALES HISTORY

     We will review the sales history of the subject and comparables to determine if any substantial appreciation or property churning has occurred. Large increases in Value must be supported by market data or documented improvements to the property.

     1.   INCOME APPROACH

          The Value indicated by the income approach, if considered applicable by the appraiser, MUST be derived by the gross rent multiplier technique using economic market rent.

          The income approach is required for all two to four unit properties, non-owner occupied, single-family properties. In general, due to the
          Value dependence on rental income for investment or two to four unit properties, We may require additional substantiation if the Value for such properties exceeds a reasonable multiple gross annual economic market rent.

     2.   RECONCILIATION OF VALUATION ANALYSIS

          The Value indicated by each of the applicable approaches, together with the final reconciliation, must support the appraiser's estimate of market Value. This reconciliation is not an averaging technique;
          rather, it is a process by which the appraiser explains the reasonableness of each approach and its applicability to the final estimate of Value.

--------------------------------------------------------------------------------
233  ADDITIONAL REVIEW CONSIDERATIONS
--------------------------------------------------------------------------------

Attached housing and multiple units add another level of complexity when analyzing the collateral securing the Loan. In addition to the neighborhood, site, improvement and market analysis already discussed above, you should note these additional components when appraising two to four unit properties, condominiums and PUDs.

A.   TWO TO FOUR UNIT PROPERTIES

     Two to four unit properties present another level of property risk. Their marketability is tied to their level of rent commanded by the property and its compatibility with the neighborhood.

     1.   NEIGHBORHOOD

          The extent to which other small residential income properties are located in the area will influence the marketability of the subject.
          Market rents should be stable or increasing. The appraiser's statement of market rents will be assessed by the comparable rental properties used for comparison. The appraiser should also consider rent controls and the amount of vacancies when assessing the property's appeal.
          Excessive vacancies may reflect a lack of marketability and should be considered when making a decision to lend on the property.

     2.   COMPARABLE RENTAL DATA

          Market rent is an estimate of the property's potential to generate income from its units. Rental data should be supplied from other small income producing properties that are similar in number of units, room count and living area. Rental comparables should be readily available and in close proximity to the subject. Going out of the immediate neighborhood to obtain rental comparables might suggest a lack of rental activity and therefore, lack of marketability.

     3.   COMPARABLE MARKET DATA

          We will analyze the adequacy of the comparable sales by the date of sale, proximity to the subject and number and amount of adjustments.
          As in the rental comps, the appraiser should assess the similarity of the sales comps to the subject in terms of gross building area, unit count and room count.

B.   CONDOMINIUMS

     1.   NEIGHBORHOOD

          The presence of other condominium projects in the subject's market area indicates the appeal and marketability of the Condominium under review. Marketability of a single Condominium project will be difficult to demonstrate if the neighborhood lacks competing projects.

     2.   PROJECT IMPROVEMENTS

          Condominium units are affected by the improvements and amenities of the overall project. As amenities increase, required maintenance and related association fees increase.

          A.   NUMBER OF STORIES

               The selection of comparable sales should be from projects that are similar in height to the subject's building.

          B.   CONDOMINIUM CONVERSIONS

               Projects that were not originally built for use as a condominium are considered conversions (i.e., a project originally built for use as an apartment or hotel). As a result, their market appeal may be impaired. You should consider how recently the project has been converted and the number of units that have actually sold.

          C.   AGE OF THE PROJECT

               A project's age, construction status and amount of time the homeowner's association has been in control will determine the warranties that are made.

          D.   STAGE OF COMPLETION

               You should consider whether the amenities are complete.
               Under-funded budgets may affect the developer's ability to complete all expected

--------------------------------------------------------------------------------
29                                                                 Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

               improvements, which may in turn affect the project's future marketability.

          E.   NUMBER OF UNITS SOLD OR RENTED

               The appraiser should provide information on the number of units sold and rented. You should analyze the percentage of units sold and rented to determine whether the project meets the warranties published in this Guide.

C.   LEASEHOLD PROPERTIES

     In addition to meeting leasehold Loan eligibility requirements, at least one comparable must be leasehold.

--------------------------------------------------------------------------------
30                                                                 Rev. 06/09/05

[Aegis FUNDING CORPORATION LOGO] | Focus +
                                 | Underwriting Guidelines

INDEX

Topic:

Additional Review Considerations, 29
Age of Documents, 8
Appraisal Evaluation, 24
Appraisal Requirements, 23
Appraiser Requirements, 22
Arm's Length Transaction, 5
Borrower Capacity, 14
Borrower Eligibility, 1
Borrower's Income, 13
Borrower's Liabilities, 14
Business Debt, 14
Calculating LTV Ratios, 6
Cash to Close, 21
Collateral Property Underwriting, 22
Community Assistance Loans, 10
Co-Signed Debt, 14
Credit Evaluation Components, 12
Credit Evaluation Overview, 12
Credit Report Requirements, 11
Credit Score Requirements, 11
Debt Payoff (Debt Consolidation), 14
Divorce Debt, 14
Documentation, 8
Documentation Standards, 15
Eligible Property Types, 8
Employment and Income Analysis, 15
Escrow/Impounds, 10
Financing Closing Costs, 7
Fixed Income, 18
Income Types, 15
Ineligible Property Locations, 10
Ineligible Property Types, 10
Inherited or Gifted Properties, 6
Loan Application Analysis, 10
Loan Eligibility, 1
Loan Seasoning, 1
Loans to One Borrower, 3
Minimum Credit History, 11
Minimum Loan Terms, 10
Occupancy, 1
Other Income, 19
Ownership Interests, 3
Payment Shock, 21
Power of Attorney, 2
Qualifying Ratios, 14
Reasonable Net Tangible Benefits, 10
Rental Income, 19
Required Signatures, 2
Residual Income, 21
Sales Concessions or Home-Seller Subsidy, 7
Secondary or Subordinate Financing, 7
Second Job/Part-time Income, 18
Section 32, 10
Selecting Credit Score, 11
Self-Employed Income, 17
Student Loans, 14
Transaction Types, 4
Underwriting, 10
Wage Earners, 15

--------------------------------------------------------------------------------
31                                                                 Rev. 06/09/05

                   ASSET BACKED SECURITIES PORTFOLIO ANALYSIS
                           AEGIS MORTGAGE CORPORATION
                            MORTGAGE PORTFOLIO 2005-4

                                                                     988026138.3

ARM AND NOO AND CASHOUT REFI AND ALTDOC DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'NOO')
                                                                                                     AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')
                                                                                                     AND
                                                                                                     (DOCSTAT SS
                                                                                                     'ALT DOC')       TOTAL
                                                                                                     AND (LIEN EQ    CURBAL
                                                                                                     1) AND (FICO    (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  GT 575) AND    OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO LE 700)    0 55)
----------------------------------------------------------------------------------------------------------------------------

576 - 600        0        0     0.02        0        0        0     0.01        0        0        0  576 - 600             0
601 - 625        0        0        0        0        0        0        0     0.02        0        0  601 - 625             0
651 - 675        0        0        0        0        0     0.02        0        0        0        0  651 - 675             0
676 - 700        0        0        0        0        0        0        0     0.02        0        0  676 - 700             0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0        0     0.02        0        0     0.02     0.01     0.04        0        0  TOTAL:                0
============================================================================================================================
                                                                                                    total CURBAL: 955,544.14

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR  (LTV_PR    (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND NOO AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'NOO')
                                                                                                     AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')
                                                                                                     AND
                                                                                                     (DOCSTAT SS
                                                                                                     'FULL') AND
                                                                                                     (LIEN EQ 1)      TOTAL
                                                                                                     AND (FICO GE    CURBAL
                                                                                                     501) AND        (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  (FICO GE       OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  701)             0 55)
----------------------------------------------------------------------------------------------------------------------------

501 - 525        0     0.04        0        0     0.03        0        0        0        0        0  501 - 525             0
526 - 550        0        0     0.01     0.03     0.02        0        0        0        0        0  526 - 550             0
551 - 575     0.01        0     0.02     0.01     0.01     0.03     0.01        0        0        0  551 - 575             0
576 - 600        0        0     0.01     0.04        0     0.01        0     0.01        0        0  576 - 600             0
601 - 625     0.03     0.01        0     0.01        0     0.01     0.06     0.01        0        0  601 - 625             0
626 - 650        0        0     0.01        0        0        0     0.13     0.04        0        0  626 - 650             0
651 - 675        0        0        0        0     0.02     0.02     0.07     0.02        0        0  651 - 675             0
676 - 700     0.03        0        0        0        0     0.01        0     0.03        0        0  676 - 700             0
701 >=        0.02        0        0        0        0        0        0     0.06        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:         0.1     0.05     0.04     0.09     0.08     0.07     0.26     0.16        0        0  TOTAL:                0
============================================================================================================================
                                                                                                 total CURBAL: 11,041,978.00

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR  (LTV_PR    (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

501 - 525         0         0         0         0         0         0         0         0         0
526 - 550         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND NOO AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'NOO')
                                                                                                     AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')
                                                                                                     AND
                                                                                                     (DOCSTAT
                                                                                                     SS 'STATED')     TOTAL
                                                                                                     AND (LIEN EQ    CURBAL
                                                                                                     1) AND (FICO    (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  GE 526) AND    OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO LE 700)    0 55)
----------------------------------------------------------------------------------------------------------------------------

501 - 525        0     0.02     0.01     0.01        0        0        0        0        0        0  501 - 525             0
526 - 550        0        0     0.02        0        0        0        0        0        0        0  526 - 550             0
551 - 575     0.01     0.02        0     0.03     0.05        0        0        0        0        0  551 - 575             0
576 - 600     0.04        0     0.01        0     0.03     0.01        0        0        0        0  576 - 600             0
601 - 625        0        0        0        0     0.09     0.05     0.04        0        0        0  601 - 625             0
626 - 650        0        0        0        0        0     0.05     0.04     0.06        0        0  626 - 650             0
651 - 675        0        0     0.01        0     0.04        0        0        0        0        0  651 - 675             0
676 - 700        0        0     0.01        0        0     0.01     0.01     0.03        0        0  676 - 700             0
701 >=           0        0     0.03        0        0     0.03     0.02     0.04        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:        0.05     0.04     0.09     0.04     0.22     0.16      0.1     0.13        0        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 8,197,126.30

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR  (LTV_PR    (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

501 - 525         0         0         0         0         0         0         0         0         0
526 - 550         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND NOO AND PURCHASE AND ALTDOC DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'NOO')
                                                                                                     AND
                                                                                                     (LOANPURP
                                                                                                     SS
                                                                                                     'PURCHASE')
                                                                                                     AND
                                                                                                     (DOCSTAT
                                                                                                     SS 'ALT') AND    TOTAL
                                                                                                     (LIEN EQ 1)     CURBAL
                                                                                                     AND (FICO GE    (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  526) AND       OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO LE 700)    0 55)
----------------------------------------------------------------------------------------------------------------------------

526 - 550        0        0        0        0        0     0.01        0        0        0        0  526 - 550             0
601 - 625        0        0        0        0        0        0        0     0.01        0        0  601 - 625             0
676 - 700        0        0        0        0        0        0        0     0.02        0        0  676 - 700             0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0        0        0        0        0     0.01        0     0.03        0        0  TOTAL:                0
============================================================================================================================
                                                                                                    total CURBAL: 304,415.00

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR  (LTV_PR    (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

526 - 550         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND NOO AND PURCHASE AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT SS
                                                                                                       'NOO') AND
                                                                                                       (LOANPURP SS
                                                                                                       'PURCHASE') AND
                                                                                                       (DOCSTAT SS
                                                                                                       'FULL') AND        TOTAL
                                                                                                       (LIEN EQ 1) AND    CURBAL
                                                                                                       (FICO GE 501)    (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND (FICO GE         RCC
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00   100.00  701)                0 55)
-----------------------------------------------------------------------------------------------------------------------------------

501 - 525          0        0        0     0.01        0        0        0        0        0        0  501 - 525                  0
526 - 550          0        0        0        0     0.01        0        0        0        0        0  526 - 550                  0
551 - 575          0        0        0        0        0     0.01        0        0        0        0  551 - 575                  0
576 - 600          0        0        0        0        0     0.01     0.01        0        0        0  576 - 600                  0
601 - 625          0        0        0        0        0     0.01        0     0.03        0        0  601 - 625                  0
626 - 650          0        0        0        0        0        0     0.02     0.01        0        0  626 - 650                  0
651 - 675          0        0        0        0        0     0.01     0.01     0.01        0        0  651 - 675                  0
676 - 700          0        0        0        0        0     0.01        0     0.04     0.01        0  676 - 700                  0
701 >=             0        0        0        0        0        0        0     0.11        0        0  701 >=                     0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0     0.01     0.02     0.05     0.04      0.2     0.01        0  TOTAL:                     0
===================================================================================================================================
                                                                                                         total CURBAL: 3,281,261.76

               TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL       TOTAL        TOTAL        TOTAL
               CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC         ROC          ROC
FICO BY LTV     55 60)       60 65        65 70)       70 75)       75 80)       80 85)      85 90)        90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


 ARM AND NOO AND PURCHASE AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT SS
                                                                                                       'NOO') AND
                                                                                                       (LOANPURP SS
                                                                                                       'PURCHASE') AND
                                                                                                       (DOCSTAT SS
                                                                                                       'STATED') AND        TOTAL
                                                                                                       (LIEN EQ 1) AND    CURBAL
                                                                                                       (FICO GE 551)    (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND (FICO GE         RCC
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00   100.00  701)                0 55)
-----------------------------------------------------------------------------------------------------------------------------------

551 - 575          0        0        0        0     0.01        0        0        0        0        0  551 - 575                  0
576 - 600          0        0        0        0     0.02     0.03        0        0        0        0  576 - 600                  0
601 - 625          0        0        0        0     0.01        0     0.01     0.02        0        0  601 - 625                  0
626 - 650          0        0        0        0     0.02     0.01     0.01     0.04        0        0  626 - 650                  0
651 - 675          0        0        0        0        0     0.01        0        0        0        0  651 - 675                  0
701 >=             0        0        0        0        0     0.05        0        0        0        0  701 >=                     0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0     0.06     0.11     0.02     0.06        0        0  TOTAL:                     0
===================================================================================================================================
                                                                                                       total CURBAL: 2,450,757.18

                 TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL       TOTAL        TOTAL        TOTAL
               CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC         ROC          ROC
FICO BY LTV     55 60)       60 65        65 70)       70 75)       75 80)       80 85)      85 90)        90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================



ARM AND NOO AND RATE TERM REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT SS
                                                                                                       'NOO') AND
                                                                                                       (LOANPURP
                                                                                                       SS 'RATE') AND
                                                                                                       (DOCSTAT
                                                                                                       SS 'STATED')
                                                                                                       AND (LIEN EQ
                                                                                                       1) AND (FICO       TOTAL
                                                                                                       GE 551) AND        CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  (FICO GE        (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00   100.00  701)             RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

576 - 600          0        0        0     0.01        0        0        0        0        0       0   576 - 600                 0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0     0.01        0        0        0        0        0       0   TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 90,300.00

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL      CURBAL        CURBAL      CURBAL        CURBAL       CURBAL        CURBAL      CURBAL        CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)    ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
---------------------------------------------------------------------------------------------------------------------------------

576 - 600              0            0            0            0            0             0            0            0            0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0             0            0            0            0
=================================================================================================================================


ARM AND OOC AND CASHOUT REFI AND ALTDOC DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT SS
                                                                                                       'OOC') AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND               TOTAL
                                                                                                       (DOCSTAT          CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'ALT') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00   100.00   (LIEN EQ 1)     RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

<= 500             0        0        0        0        0        0        0        0        0        0  <= 500                   0
501 - 525       0.01        0     0.03        0     0.01        0     0.05        0        0        0  501 - 525                0
526 - 550          0     0.02        0        0        0     0.12     0.12        0        0        0  526 - 550                0
551 - 575          0        0        0        0     0.02     0.13        0     0.13        0        0  551 - 575                0
576 - 600          0        0     0.02     0.02        0     0.02     0.02     0.01     0.03        0  576 - 600                0
601 - 625          0        0        0     0.03        0     0.03        0     0.04     0.06        0  601 - 625                0
626 - 650       0.01        0        0        0     0.02     0.09        0        0        0        0  626 - 650                0
651 - 675          0        0        0        0        0     0.07     0.01        0     0.01     0.03  651 - 675                0
676 - 700          0        0        0        0        0        0     0.02        0     0.02        0  676 - 700                0
701 >=             0        0        0        0        0     0.02        0        0        0        0  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.02     0.02     0.05     0.05     0.05     0.47     0.22     0.18     0.12     0.03  TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 11,981,139.21

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL      CURBAL        CURBAL      CURBAL        CURBAL      CURBAL        CURBAL      CURBAL        CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

<= 500                 0            0            0            0            0            0            0            0            0
501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


ARM AND OOC AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND
                                                                                                       (DOCSTAT          TOTAL
                                                                                                       SS 'FULL')        CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00   100.00  (LIEN EQ 1)     RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

<= 500             0        0     0.02        0        0        0     0.04        0        0        0  <= 500                   0
501 - 525       0.37     0.13     0.39     0.52     0.63     0.46     0.72     0.19        0        0  501 - 525                0
526 - 550        0.3     0.08      0.3     0.46     0.55     0.78     1.11     0.36     0.03        0  526 - 550                0
551 - 575       0.24     0.11     0.22     0.36     0.42     0.96     0.63     0.98     0.32        0  551 - 575                0
576 - 600       0.21      0.1     0.22     0.13     0.48     1.51     0.51      0.5      0.6     0.02  576 - 600                0
601 - 625       0.23     0.15     0.25     0.17     0.39     1.78     0.38     0.52     0.41        0  601 - 625                0
626 - 650       0.08     0.07     0.13     0.13     0.27     1.63     0.26      0.5     0.33     0.02  626 - 650                0
651 - 675       0.08     0.03     0.08     0.12     0.14     0.74     0.32     0.34     0.21     0.16  651 - 675                0
676 - 700       0.07        0     0.03     0.04     0.05     0.26     0.07     0.34     0.05     0.04  676 - 700                0
701 >=          0.09     0.04     0.06     0.15     0.05     0.37     0.08     0.25     0.07     0.11  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          1.67     0.71     1.68     2.08     2.97     8.49     4.11     3.98     2.02     0.35  TOTAL:                   0
=================================================================================================================================

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

<= 500                 0            0            0            0            0            0            0            0            0
501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


ARM AND OOC AND CASHOUT REFI AND NINA DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'NOO')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND
                                                                                                       (DOCSTAT
                                                                                                       SS 'NINA')
                                                                                                       AND
                                                                                                       (LIEN EQ 1)
                                                                                                       AND               TOTAL
                                                                                                       (FICO GE 551)     CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00   80.00    85.00    90.00    95.00    100.00  (FICO GE 701)    RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

626 - 650          0        0        0        0     0.04     0.01        0        0        0        0  626 - 650                0
701 >=             0        0        0        0     0.02        0        0        0        0        0  651 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0     0.06     0.01        0        0        0        0  TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 727,300.00

                TOTAL        TOTAL        TOTAL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL        CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)    ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
---------------------------------------------------------------------------------------------------------------------------------

626 - 650              0            0            0             0            0            0            0            0            0
701 >=                 0            0            0             0            0            0            0            0            0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0             0            0            0            0            0            0
=================================================================================================================================


ARM AND OOC AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND (DOCSTAT
                                                                                                       SS 'STATED')
                                                                                                       AND
                                                                                                       (LIEN EQ 1)
                                                                                                       AND               TOTAL
                                                                                                       (FICO GE 551)     CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)   RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

<= 500             0        0     0.02     0.01        0        0        0        0        0        0  <= 500                   0
501 - 525       0.15     0.09     0.36     0.31     0.41     0.08     0.06        0        0        0  501 - 525                0
526 - 550       0.19     0.12     0.21     0.41     0.63      0.2     0.04        0        0        0  526 - 550                0
551 - 575        0.1     0.06     0.12      0.3     0.43     0.32     0.47     0.16        0        0  551 - 575                0
576 - 600       0.14     0.15     0.23     0.37     0.33     0.84     0.51     0.45     0.07        0  576 - 600                0
601 - 625       0.04     0.09     0.23     0.11     0.21     0.31     0.56     0.41     0.21        0  601 - 625                0
626 - 650       0.04     0.06     0.17     0.14     0.22     0.77     0.17     0.45     0.18        0  626 - 650                0
651 - 675       0.12     0.04     0.07     0.04     0.03      0.7     0.27     0.37     0.03        0  651 - 675                0
676 - 700        0.1        0     0.08     0.08     0.07     0.26     0.05     0.26        0        0  676 - 700                0
701 >=           0.1     0.08     0.06     0.03     0.08     0.34     0.07     0.13     0.05        0  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.98      0.7     1.55     1.81     2.42     3.81     2.19     2.23     0.54        0  TOTAL:                   0
=================================================================================================================================
                                                                                                      total CURBAL: 160,206,504.61

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

<= 500                 0            0            0            0            0            0            0            0            0
501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


ARM AND OOC AND PURCHASE AND ALTDOC DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS
                                                                                                       'PURCHASE')
                                                                                                       AND
                                                                                                       (DOCSTAT
                                                                                                       SS 'ALT')
                                                                                                       AND
                                                                                                       (LIEN EQ 1)
                                                                                                       AND               TOTAL
                                                                                                       (FICO GE 551)     CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)   RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

501 - 525          0        0        0        0        0        0     0.01        0        0        0  501 - 525                0
526 - 550       0.01        0        0        0        0        0        0        0        0        0  526 - 550                0
551 - 575          0        0        0        0        0        0     0.04     0.06        0        0  551 - 575                0
576 - 600          0        0        0        0        0     0.02        0     0.03        0        0  576 - 600                0
601 - 625          0        0        0        0        0     0.07        0     0.08     0.03        0  601 - 625                0
626 - 650          0        0        0        0        0     0.17        0        0        0        0  626 - 650                0
651 - 675          0        0        0        0        0     0.21        0        0     0.01        0  651 - 675                0
676 - 700          0        0        0        0        0     0.09        0        0        0        0  676 - 700                0
701 >=             0        0        0        0        0     0.05        0        0     0.02        0  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.01        0        0        0        0     0.61     0.06     0.18     0.06        0  TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 8,952,399.79

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


ARM AND OOC AND PURCHASE AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                        (OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                       AND (LOAN
                                                                                                         PURP SS
                                                                                                       'PURCHASE')
                                                                                                        AND (DOCS-
                                                                                                         TAT SS
                                                                                                         'FULL')
                                                                                                        AND (LIEN
                                                                                                        EQ 1) AND
                                                                                                         (FICO GE      TOTAL
                                                                                                         551) AND      CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -     (FICO      (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0     GE 701)      RCC 0 55)
--------------------------------------------------------------------------------------------------------------------------------

<= 500             0        0        0        0        0        0     0.01        0        0        0  <= 500                  0
501 - 525       0.01     0.04        0     0.07     0.02     0.24     0.23     0.01        0        0  501 - 525               0
526 - 550       0.01        0     0.02     0.02     0.01     0.35     0.35     0.09     0.01        0  526 - 550               0
551 - 575       0.03        0        0     0.02     0.04     0.75      0.1     0.51     0.15        0  551 - 575               0
576 - 600       0.02        0        0        0     0.01     5.86     0.03     0.28     0.37        0  576 - 600               0
601 - 625       0.03        0        0     0.06     0.01     4.66     0.05     0.07     0.22        0  601 - 625               0
626 - 650       0.01     0.01        0     0.03        0     2.94        0     0.01     0.08     0.01  626 - 650               0
651 - 675       0.02        0        0        0     0.02     1.21        0     0.02      0.1      0.1  651 - 675               0
676 - 700          0        0        0        0        0     0.55        0     0.01     0.04     0.05  676 - 700               0
701 >=             0        0        0        0        0     0.63        0     0.01     0.01     0.03  701 >=                  0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.13     0.04     0.02      0.2     0.11     17.2     0.77        1     0.99      0.2  TOTAL:                  0
================================================================================================================================
                                                                                                    total CURBAL: 204,184,290.40

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
---------------------------------------------------------------------------------------------------------------------------------

<= 500                 0            0            0            0            0            0            0            0             0
501 - 525              0            0            0            0            0            0            0            0             0
526 - 550              0            0            0            0            0            0            0            0             0
551 - 575              0            0            0            0            0            0            0            0             0
576 - 600              0            0            0            0            0            0            0            0             0
601 - 625              0            0            0            0            0            0            0            0             0
626 - 650              0            0            0            0            0            0            0            0             0
651 - 675              0            0            0            0            0            0            0            0             0
676 - 700              0            0            0            0            0            0            0            0             0
701 >=                 0            0            0            0            0            0            0            0             0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0             0
=================================================================================================================================


ARM AND OOC AND PURCHASE AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                        (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOAN
                                                                                                        PURP SS
                                                                                                      'PURCHASE')
                                                                                                       AND (DOCS-
                                                                                                         TAT SS
                                                                                                        'STATED')
                                                                                                       AND (LIEN
                                                                                                       EQ 1) AND
                                                                                                        (FICO GE       TOTAL
                                                                                                        551) AND      CURBAL
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -       (FICO     (LTV_PROSUP
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00      GE 701)     RCC 0 55)
-------------------------------------------------------------------------------------------------------------------------------

501 - 525        0        0     0.02        0     0.06     0.01        0        0        0        0  501 - 525               0
526 - 550        0        0        0     0.03      0.1     0.08        0        0        0        0  526 - 550               0
551 - 575        0     0.03     0.04     0.03        0     0.17     0.26     0.01        0        0  551 - 575               0
576 - 600        0        0        0     0.04     0.01     0.24      0.1      0.4     0.08        0  576 - 600               0
601 - 625     0.02        0     0.01     0.02        0     0.28     0.05     0.26      0.2        0  601 - 625               0
626 - 650     0.01        0        0        0     0.05     1.56     0.02     0.18     0.14        0  626 - 650               0
651 - 675        0        0        0        0     0.01     2.07        0     0.15     0.01        0  651 - 675               0
676 - 700     0.02        0        0        0     0.02     1.46        0     0.06     0.02        0  676 - 700               0
701 >=           0        0        0        0        0     1.75     0.04     0.03     0.06        0  701 >=                  0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:        0.05     0.03     0.07     0.13     0.25     7.62     0.48     1.09      0.5        0  TOTAL:                  0
===============================================================================================================================
                                                                                                   total CURBAL: 100,924,341.27

               TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL
               CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL
FICO BY     (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV          ROC 55 60)    ROC 60 65)    ROC 65 70)    ROC 70 75)    ROC 75 80)    ROC 80 85)
---------------------------------------------------------------------------------------------

501 - 525             0             0             0             0             0             0
526 - 550             0             0             0             0             0             0
551 - 575             0             0             0             0             0             0
576 - 600             0             0             0             0             0             0
601 - 625             0             0             0             0             0             0
626 - 650             0             0             0             0             0             0
651 - 675             0             0             0             0             0             0
676 - 700             0             0             0             0             0             0
701 >=                0             0             0             0             0             0
---------------------------------------------------------------------------------------------
TOTAL:                0             0             0             0             0             0
=============================================================================================

               TOTAL         TOTAL         TOTAL
               CURBAL        CURBAL        CURBAL
FICO BY     (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV          ROC 85 90)    ROC 90 95)    ROC 95 100)
----------------------------------------------------

501 - 525             0             0              0
526 - 550             0             0              0
551 - 575             0             0              0
576 - 600             0             0              0
601 - 625             0             0              0
626 - 650             0             0              0
651 - 675             0             0              0
676 - 700             0             0              0
701 >=                0             0              0
----------------------------------------------------
TOTAL:                0             0              0
====================================================


ARM AND OOC AND RATE TERM REFI AND ALTDOC DOCUMENTATION AND FIRST LIEN



FICO BY               55.01 -   60.01 -   65.01 -   70.01 -   75.01 -   80.01 -   85.01 -   90.01 -   95.01 -
LTV         <=55.00    60.00     65.00     70.00     75.00     80.00     85.00     90.00     95.00     100.0
-------------------------------------------------------------------------------------------------------------

626 - 650         0         0         0         0         0      0.02         0         0         0         0
-------------------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0      0.02         0         0         0         0
=============================================================================================================

            (OCCSTAT
            SS 'OOC')
            AND (LOAN
            PURP SS
            'PURCHASE'
            AND (DOCS-
            TAT SS
            'ALT')
            AND (LIEN
            EQ 1) AND
            (FICO GE        TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL
            551) AND        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL
FICO BY     (FICO        (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV         GE 701)       RCC 0 55)     ROC 55 60)    ROC 60 65)    ROC 65 70)    ROC 70 75)    ROC 75 80)    ROC 80 85)
------------------------------------------------------------------------------------------------------------------------

626 - 650   626 - 650              0             0             0             0             0             0             0
------------------------------------------------------------------------------------------------------------------------
TOTAL:      TOTAL:                 0             0             0             0             0             0             0
------------------------------------------------------------------------------------------------------------------------
            total CURBAL: 172,000.00

               TOTAL         TOTAL         TOTAL
               CURBAL        CURBAL        CURBAL
FICO BY     (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV          ROC 85 90)    ROC 90 95)    ROC 95 100)
----------------------------------------------------

626 - 650             0             0              0
----------------------------------------------------
TOTAL:                0             0              0
----------------------------------------------------


ARM AND OOC AND RATE TERM REFI AND FULL DOCUMENTATION AND FIRST LIEN



FICO BY               55.01 -   60.01 -   65.01 -   70.01 -   75.01 -   80.01 -   85.01 -   90.01 -   95.01 -
LTV         <=55.00    60.00     65.00     70.00     75.00     80.00     85.00     90.00     95.00     100.00
-------------------------------------------------------------------------------------------------------------

501 - 525         0         0         0     0.02          0         0      0.01         0         0         0
526 - 550         0         0         0        0          0         0      0.01      0.02         0         0
576 - 600         0         0         0        0          0      0.01         0         0         0         0
651 - 675         0         0         0        0          0      0.01         0         0         0         0
676 - 700         0         0         0        0          0      0.02         0         0         0         0
-------------------------------------------------------------------------------------------------------------
TOTAL:            0         0         0     0.02          0      0.04      0.02      0.02         0         0
=============================================================================================================

            (OCCSTAT
            SS 'OOC')
            AND (LOAN
            PURP SS
            'PURCHASE'
            AND (DOCS-
            TAT SS
            'FULL')
            AND (LIEN
            EQ 1) AND
            (FICO GE        TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL
            551) AND        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL
FICO BY     (FICO        (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV         GE 701)       RCC 0 55)     ROC 55 60)    ROC 60 65)    ROC 65 70)    ROC 70 75)    ROC 75 80)    ROC 80 85)
------------------------------------------------------------------------------------------------------------------------

501 - 525   501 - 525              0             0             0             0             0             0             0
526 - 550   526 - 550              0             0             0             0             0             0             0
576 - 600   576 - 600              0             0             0             0             0             0             0
651 - 675   651 - 675              0             0             0             0             0             0             0
676 - 700   676 - 700              0             0             0             0             0             0             0
------------------------------------------------------------------------------------------------------------------------
TOTAL:      TOTAL:                 0             0             0             0             0             0             0
========================================================================================================================
            total CURBAL: 1,010,247.17

               TOTAL         TOTAL         TOTAL
               CURBAL        CURBAL        CURBAL
FICO BY     (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV          ROC 85 90)    ROC 90 95)    ROC 95 100)
----------------------------------------------------

501 - 525             0             0              0
526 - 550             0             0              0
576 - 600             0             0              0
651 - 675             0             0              0
676 - 700             0             0              0
----------------------------------------------------
TOTAL:                0             0              0
====================================================


ARM AND OOC AND RATE TERM REFI AND STATED DOCUMENTATION AND FIRST LIEN



FICO BY               55.01 -   60.01 -   65.01 -   70.01 -   75.01 -   80.01 -   85.01 -   90.01 -   95.01 -
LTV         <=55.00    60.00     65.00     70.00     75.00     80.00     85.00     90.00     95.00     100.0
-------------------------------------------------------------------------------------------------------------

551 - 575         0         0         0         0         0         0         0      0.01         0         0
601 - 625         0         0         0         0         0         0      0.02         0         0         0
626 - 650         0         0         0         0         0         0      0.01         0         0         0
651 - 675         0         0         0         0         0         0      0.02         0         0         0
-------------------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0      0.04      0.01         0         0
=============================================================================================================

            (OCCSTAT
            SS 'OOC')
            AND (LOAN
            PURP SS
            'PURCHASE')
            AND (DOCS-
            TAT SS
            'FULL')
            AND (LIEN
            EQ 1) AND
            (FICO GE         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL         TOTAL
            551) AND         CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL        CURBAL
FICO BY     (FICO         (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV         GE 701)        RCC 0 55)     ROC 55 60)    ROC 60 65)    ROC 65 70)    ROC 70 75)    ROC 75 80)    ROC 80 85)
-------------------------------------------------------------------------------------------------------------------------

551 - 575   551 - 575               0             0             0             0             0             0             0
601 - 625   601 - 625               0             0             0             0             0             0             0
626 - 650   626 - 650               0             0             0             0             0             0             0
651 - 675   651 - 675               0             0             0             0             0             0             0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:      TOTAL:                  0             0             0             0             0             0             0
=========================================================================================================================
            total CURBAL: 479,341.43

               TOTAL         TOTAL         TOTAL
               CURBAL        CURBAL        CURBAL
FICO BY     (LTV_PROSUP   (LTV_PROSUP   (LTV_PROSUP
LTV          ROC 85 90)    ROC 90 95)    ROC 95 100)
----------------------------------------------------

551 - 575             0             0             0
601 - 625             0             0             0
626 - 650             0             0             0
651 - 675             0             0             0
----------------------------------------------------
TOTAL:                0             0             0
====================================================


ARM AND VAC AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'VAC') AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')
                                                                                                     AND
                                                                                                     (DOCSTAT SS
                                                                                                     'FULL') AND      TOTAL
                                                                                                     (LIEN EQ 1)     CURBAL
                                                                                                     AND (FICO GE    (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  551) AND       OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)    0 55)
----------------------------------------------------------------------------------------------------------------------------

501 - 525        0        0        0     0.01        0        0     0.02        0        0        0  501 - 525             0
551 - 575        0        0        0        0     0.02        0        0        0        0        0  551 - 575             0
576 - 600        0        0     0.01        0        0        0        0        0        0        0  576 - 600             0
626 - 650        0        0        0     0.02        0        0     0.01        0        0        0  626 - 650             0
651 - 675        0        0        0        0        0        0        0     0.02        0        0  651 - 675             0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0        0     0.01     0.03     0.02        0     0.03     0.02        0        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 1,101,039.02

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

501 - 525         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND VAC AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                     OCCSTAT SS
                                                                                                     'VAC') AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')
                                                                                                     AND (DOCSTAT
                                                                                                     SS 'STATED')     TOTAL
                                                                                                     AND (LIEN EQ    CURBAL
                                                                                                     1) AND (FICO    (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  GE 551) AND    OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)    0 55)
----------------------------------------------------------------------------------------------------------------------------

501 - 525        0     0.01        0        0        0        0        0        0        0        0  501 - 525             0
551 - 575        0        0        0        0     0.01        0        0        0        0        0  551 - 575             0
576 - 600        0        0        0        0     0.01     0.01        0     0.02        0        0  576 - 600             0
626 - 650        0        0        0        0        0        0        0     0.06        0        0  626 - 650             0
651 - 675        0        0        0        0        0     0.02        0        0        0        0  651 - 675             0
676 - 700        0        0        0        0        0        0     0.06        0        0        0  676 - 700             0
701 >=           0        0        0        0        0        0     0.05        0        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0     0.01        0        0     0.02     0.04     0.11     0.08        0        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 2,587,728.84

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

501 - 525         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND VAC AND PURCHASE AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'VAC') AND
                                                                                                     (LOANPURP SS
                                                                                                     'PURCHASE')
                                                                                                     AND
                                                                                                     (DOCSTAT SS
                                                                                                     'FULL') AND      TOTAL
                                                                                                     (LIEN EQ 1)     CURBAL
                                                                                                     AND (FICO       (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  GE 551) AND    OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)    0 55)
----------------------------------------------------------------------------------------------------------------------------

526 - 550        0        0        0        0        0        0     0.03        0        0        0  526 - 550             0
551 - 575        0        0        0        0        0        0        0        0        0        0  551 - 575             0
576 - 600        0        0        0        0        0        0        0     0.04        0        0  576 - 600             0
601 - 625        0        0        0        0        0     0.01        0        0     0.04        0  601 - 625             0
626 - 650        0        0        0        0        0        0        0        0     0.01        0  626 - 650             0
651 - 675        0        0        0        0        0     0.01        0        0     0.02        0  651 - 675             0
701 >=           0        0        0        0        0        0        0        0     0.03        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0        0        0        0        0     0.02     0.03     0.05     0.11        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 2,021,465.93

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

526 - 550         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


ARM AND VAC AND PURCHASE AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'VAC') AND
                                                                                                     (LOANPURP SS
                                                                                                     'PURCHASE')
                                                                                                     AND (DOCSTAT
                                                                                                     SS 'STATED')
                                                                                                     AND (LIEN        TOTAL
                                                                                                     EQ 1) AND       CURBAL
                                                                                                     (FICO GE        (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  551) AND       OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (FICO GE 701)    0 55)
----------------------------------------------------------------------------------------------------------------------------

551 - 575        0        0        0        0        0        0     0.03        0        0        0  551 - 575             0
576 - 600        0        0        0        0        0     0.01        0     0.04        0        0  576 - 600             0
601 - 625        0        0        0        0        0        0        0     0.03        0        0  601 - 625             0
651 - 675        0        0        0        0        0        0        0     0.11        0        0  651 - 675             0
676 - 700        0        0        0        0        0        0        0     0.03        0        0  676 - 700             0
701 >=           0        0        0        0        0        0        0     0.04        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           0        0        0        0        0     0.01     0.03     0.26        0        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 3,003,806.49

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


FIXED RATE AND NOO AND CASHOUT REFI AND ALTDOC DOCUMENTATION AND FIRST LIEN



FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00
---------------------------------------------------------------------------------------------------

651 - 675        0        0        0        0        0        0     0.01        0        0        0
---------------------------------------------------------------------------------------------------
TOTAL:           0        0        0        0        0        0     0.01        0        0        0
===================================================================================================


FIXED RATE AND NOO AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                     (OCCSTAT
                                                                                                     SS 'NOO')
                                                                                                     AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')    TOTAL
                                                                                                     AND (DOCSTAT    CURBAL
                                                                                                     SS 'FULL')      (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND (LIEN      OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  EQ 1)            0 55)
----------------------------------------------------------------------------------------------------------------------------

501 - 525        0        0        0     0.01        0        0        0        0        0        0  501 - 525             0
551 - 575        0     0.02        0        0     0.01        0        0        0        0        0  551 - 575             0
576 - 600        0        0        0     0.01     0.01     0.02        0        0        0        0  576 - 600             0
626 - 650        0        0        0        0        0     0.01        0        0        0        0  626 - 650             0
651 - 675     0.01        0        0     0.01        0        0        0     0.01        0        0  651 - 675             0
676 - 700     0.01     0.01        0        0        0     0.06        0     0.02        0        0  676 - 700             0
701 >=           0        0     0.04     0.02        0        0     0.01        0        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:        0.02     0.03     0.04     0.05     0.01     0.09     0.01     0.03        0        0  TOTAL:                0
============================================================================================================================

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

501 - 525         0         0         0         0         0         0         0         0         0
551 - 575         0         0         0         0         0         0         0         0         0
576 - 600         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


FIXED RATE AND NOO AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                     OCCSTAT SS
                                                                                                     'NOO') AND
                                                                                                     (LOANPURP
                                                                                                     SS 'CASHOUT')    TOTAL
                                                                                                     AND (DOCSTAT    CURBAL
                                                                                                     SS 'CASHOUT')   (LTV_PR
FICO BY             55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND (LIEN EQ   OSUP RCC
LTV        <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  1)               0 55)
----------------------------------------------------------------------------------------------------------------------------

576 - 600     0.02        0        0        0        0        0        0        0        0        0  576 - 600             0
601 - 625     0.01        0        0        0        0        0     0.02        0        0        0  601 - 625             0
626 - 650        0        0     0.02        0        0     0.07        0        0        0        0  626 - 650             0
651 - 675        0        0     0.02        0        0        0     0.01        0        0        0  651 - 675             0
676 - 700     0.01        0        0     0.03        0        0        0        0        0        0  676 - 700             0
701 >=           0        0        0        0        0     0.01     0.01        0        0        0  701 >=                0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:        0.04        0     0.05     0.03        0     0.08     0.03        0        0        0  TOTAL:                0
============================================================================================================================
                                                                                                  total CURBAL: 2,258,242.97

             TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL     TOTAL
            CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL    CURBAL
            (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR   (LTV_PR
FICO BY    OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC  OSUP ROC
LTV         55 60)    60 65)    65 70)    70 75)    75 80)    80 85)    85 90)    90 95)    95 100)
---------------------------------------------------------------------------------------------------

576 - 600         0         0         0         0         0         0         0         0         0
601 - 625         0         0         0         0         0         0         0         0         0
626 - 650         0         0         0         0         0         0         0         0         0
651 - 675         0         0         0         0         0         0         0         0         0
676 - 700         0         0         0         0         0         0         0         0         0
701 >=            0         0         0         0         0         0         0         0         0
---------------------------------------------------------------------------------------------------
TOTAL:            0         0         0         0         0         0         0         0         0
===================================================================================================


FIXED RATE AND NOO AND PURCHASE AND FULL DOCUMENTATION AND FIRST LIEN



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'NOO')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS      TOTAL CURBAL
                                                                                                        'STATED')    (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND          RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)     0 55)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600       0        0        0          0      0       0.01      0          0      0        0     576 - 600              0
601 - 625       0        0        0          0      0          0      0       0.01      0        0     601 - 625              0
651 - 675       0        0        0       0.02      0          0      0          0      0        0     651 - 675              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0        0        0       0.02      0       0.01      0       0.01      0        0     TOTAL:                 0
================================================================================================================================
                                                                                                       total CURBAL: 289,500.00

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600           0            0            0            0            0            0            0            0              0
601 - 625           0            0            0            0            0            0            0            0              0
651 - 675           0            0            0            0            0            0            0            0              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:              0            0            0            0            0            0            0            0              0
================================================================================================================================


FIXED RATE AND NOO AND RATE TERM REFI AND STATED DOCUMENTATION AND FIRST LIEN



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'NOO')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                         'RATE')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS      TOTAL CURBAL
                                                                                                        'STATED')    (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND          RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)     0 55)
--------------------------------------------------------------------------------------------------------------------------------

651 - 675         0        0        0        0       0.02      0        0        0        0        0   651 - 675              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:            0        0        0        0       0.02      0        0        0        0        0   TOTAL:                 0
================================================================================================================================
                                                                                                       total CURBAL: 161,351.77

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

651 - 675           0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:              0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND ALTDOC DOCUMENTATION AND FIRST LIEN



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS      TOTAL CURBAL
                                                                                                          'ALT')     (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND          RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)     0 55)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600         0        0        0      0          0     0.02        0        0     0.02        0   576 - 600               0
601 - 625         0        0     0.02      0          0     0.05     0.02        0        0        0   601 - 625               0
626 - 650         0        0        0      0          0     0.02        0     0.02     0.01        0   626 - 650               0
651 - 675      0.03        0        0      0       0.03        0        0        0        0        0   651 - 675               0
676 - 700      0.01     0.01        0      0          0     0.07        0        0        0        0   676 - 700               0
701 >=            0        0        0      0          0     0.15        0     0.02     0.02        0   701 >=                  0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:         0.04     0.01     0.02      0       0.03     0.32     0.02     0.04     0.05        0     TOTAL:                0
================================================================================================================================
                                                                                                      total CURBAL: 5,276,312.26

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600            0            0            0            0            0            0            0            0            0
601 - 625            0            0            0            0            0            0            0            0            0
626 - 650            0            0            0            0            0            0            0            0            0
651 - 675            0            0            0            0            0            0            0            0            0
676 - 700            0            0            0            0            0            0            0            0            0
701 >=               0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND ALTDOC DOCUMENTATION AND SECOND LIEN



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS      TOTAL CURBAL
                                                                                                          'ALT')     (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND          RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)     0 55)
--------------------------------------------------------------------------------------------------------------------------------

626 - 650        0         0        0        0        0        0        0        0        0          0 626 - 650              0
651 - 675        0         0        0        0        0        0        0        0        0       0.01 651 - 675              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:           0         0        0        0        0        0        0        0        0       0.01 TOTAL:                 0
================================================================================================================================
                                                                                                         total CURBAL: 96,000.00

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

626 - 650           0            0            0            0            0            0            0            0              0
651 - 675           0            0            0            0            0            0            0            0              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:              0            0            0            0            0            0            0            0              0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS       TOTAL CURBAL
                                                                                                         'FULL')     (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND            RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)       0 55)
----------------------------------------------------------------------------------------------------------------------------------

<= 500             0        0     0.01        0     0.02        0     0.01        0        0        0  <= 500                    0
501 - 525       0.03     0.01     0.07     0.02     0.01      0.1     0.03        0        0        0  501 - 525                 0
526 - 550       0.06     0.02     0.05     0.03     0.07     0.07      0.1     0.04        0        0  526 - 550                 0
551 - 575       0.03     0.08     0.01     0.02     0.13     0.13     0.04     0.08     0.04        0  551 - 575                 0
576 - 600        0.1     0.04     0.09     0.04     0.06     0.24     0.07     0.06     0.08        0  576 - 600                 0
601 - 625       0.04     0.07     0.08     0.16     0.09     0.25     0.07     0.12     0.06     0.02  601 - 625                 0
626 - 650       0.07     0.02     0.13     0.09     0.18     0.65     0.11     0.16     0.06     0.01  626 - 650                 0
651 - 675       0.13     0.06     0.03     0.09      0.1      0.1     0.27     0.11     0.03     0.05  651 - 675                 0
676 - 700       0.11        0     0.14     0.11     0.04     0.24     0.07     0.04     0.05     0.01  676 - 700                 0
701 >=          0.28     0.13     0.07      0.1     0.24     0.36     0.21     0.24     0.13     0.04  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.86     0.42     0.67     0.66     0.94     2.16     0.97     0.84     0.45     0.12  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 80,103,598.22

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

<= 500               0            0            0            0            0            0            0            0            0
501 - 525            0            0            0            0            0            0            0            0            0
526 - 550            0            0            0            0            0            0            0            0            0
551 - 575            0            0            0            0            0            0            0            0            0
576 - 600            0            0            0            0            0            0            0            0            0
601 - 625            0            0            0            0            0            0            0            0            0
626 - 650            0            0            0            0            0            0            0            0            0
651 - 675            0            0            0            0            0            0            0            0            0
676 - 700            0            0            0            0            0            0            0            0            0
701 >=               0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND FULL DOCUMENTATION AND SECOND LIEN



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS       TOTAL CURBAL
                                                                                                         'FULL')     (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND            RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)       0 55)
---------------------------------------------------------------------------------------------------------------------------------

576 - 600         0        0        0        0        0        0        0        0        0     0.04   576 - 600                0
601 - 625         0        0        0        0        0        0        0        0     0.01     0.08   601 - 625                0
626 - 650         0        0        0        0        0        0        0        0        0     0.06   626 - 650                0
651 - 675         0        0        0        0        0        0        0        0     0.01     0.03   651 - 675                0
676 - 700         0        0        0        0        0        0        0        0        0     0.03   676 - 700                0
701 >=            0        0        0        0        0        0        0        0        0     0.01   701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:            0        0        0        0        0        0        0        0     0.02     0.25   TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 2,727,200.00

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600           0            0            0            0            0            0            0            0              0
601 - 625           0            0            0            0            0            0            0            0              0
626 - 650           0            0            0            0            0            0            0            0              0
651 - 675           0            0            0            0            0            0            0            0              0
676 - 700           0            0            0            0            0            0            0            0              0
701 >=              0            0            0            0            0            0            0            0              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:              0            0            0            0            0            0            0            0              0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND NINA DOCUMENTATION AND FIRST LIEN



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         OCCSTAT
                                                                                                        SS 'OOC')
                                                                                                           AND
                                                                                                        (LOANPURP
                                                                                                            SS
                                                                                                        'CASHOUT')
                                                                                                           AND
                                                                                                        (DOCSTAT
                                                                                                            SS      TOTAL CURBAL
                                                                                                         'NINA')     (LTV_PROSUP
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -      AND           RCC
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)      0 55)
--------------------------------------------------------------------------------------------------------------------------------

651 - 675          0        0     0.02        0       0         0      0         0        0        0   651 - 675              0
676 - 700          0        0        0        0       0      0.02      0         0        0        0   676 - 700              0
701 >=             0        0        0     0.02       0         0      0         0        0        0   701 >=                 0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0     0.02     0.02      0       0.02      0        0        0        0    TOTAL:                 0
================================================================================================================================
                                                                                                       total CURBAL: 654,200.00

--------------------------------------------------------------------------------------------------------------------------------
                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
                 ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC          ROC
FICO BY LTV     55 60)       60 65)       65 70)       70 75)       75 80)       80 85)       85 90)       90 95)      95 100)
--------------------------------------------------------------------------------------------------------------------------------

651 - 675            0            0            0            0            0            0            0            0            0
676 - 700            0            0            0            0            0            0            0            0            0
701 >=               0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND
                                                                                                       (DOCSTAT          TOTAL
                                                                                                       SS 'STATED')      CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0  (LIEN eq 1)      rcc 0 55)
---------------------------------------------------------------------------------------------------------------------------------

501 - 525          0        0     0.05        0     0.02        0        0        0        0        0  501 - 525                0
526 - 550       0.01        0     0.01     0.07     0.05        0        0        0        0        0  526 - 550                0
551 - 575       0.01        0     0.03     0.05     0.03     0.03     0.01     0.01        0        0  551 - 575                0
576 - 600       0.01     0.04     0.01        0      0.1     0.02     0.01     0.03     0.01        0  576 - 600                0
601 - 625       0.04        0     0.08     0.03     0.01     0.13     0.04     0.02     0.02        0  601 - 625                0
626 - 650       0.05        0     0.04     0.05     0.13     0.14     0.03     0.04     0.01        0  626 - 650                0
651 - 675       0.01        0     0.03     0.06     0.01     0.18     0.02        0     0.03        0  651 - 675                0
676 - 700       0.05     0.03     0.02     0.02        0     0.13     0.03     0.01     0.03        0  676 - 700                0
701 >=          0.03     0.08     0.06     0.03     0.02     0.27        0     0.09        0        0  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.22     0.15     0.32      0.3     0.36      0.9     0.13     0.21      0.1        0  TOTAL:                   0
=================================================================================================================================
                                                                                                      total CURBAL: 26,747,443.29

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL        CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP
FICO BY LTV   ROC 55 60)  ROC 60 65)    ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
---------------------------------------------------------------------------------------------------------------------------------

501 - 525              0            0            0            0            0            0            0            0             0
526 - 550              0            0            0            0            0            0            0            0             0
551 - 575              0            0            0            0            0            0            0            0             0
576 - 600              0            0            0            0            0            0            0            0             0
601 - 625              0            0            0            0            0            0            0            0             0
626 - 650              0            0            0            0            0            0            0            0             0
651 - 675              0            0            0            0            0            0            0            0             0
676 - 700              0            0            0            0            0            0            0            0             0
701 >=                 0            0            0            0            0            0            0            0             0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0             0
=================================================================================================================================


FIXED RATE AND OOC AND CASHOUT REFI AND STATED DOCUMENTATION AND SECOND LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND
                                                                                                       (DOCSTAT          TOTAL
                                                                                                       SS 'STATED')      CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND (LIEN EQ   (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0  2)              rcc 0 55)
---------------------------------------------------------------------------------------------------------------------------------

626 - 650          0        0        0        0        0        0        0        0        0        0  626 - 650                0
651 - 675          0        0        0        0        0        0        0        0        0     0.03  651 - 675                0
676 - 700          0        0        0        0        0        0        0        0        0        0  676 - 700                0
701 >=             0        0        0        0        0        0        0        0        0     0.01  701 >=                   0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0        0     0.05  TOTAL:                   0
=================================================================================================================================
                                                                                                         total CURBAL: 465,100.00

                TOTAL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL
                CURBAL        CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL        CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
----------------------------------------------------------------------------------------------------------------------------------

626 - 650              0             0            0            0            0            0            0            0             0
651 - 675              0             0            0            0            0            0            0            0             0
676 - 700              0             0            0            0            0            0            0            0             0
701 >=                 0             0            0            0            0            0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0             0            0            0            0            0            0            0             0
==================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND ALTDOC DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'PURCHASE')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT           CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'ALT') AND   (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0  (LIEN eq 1)      rcc 0 55)
----------------------------------------------------------------------------------------------------------------------------------

526 - 550          0        0        0        0        0        0        0        0        0        0  526 - 550                 0
551 - 575          0        0        0     0.01        0        0        0        0        0        0  551 - 575                 0
601 - 625          0        0        0        0        0        0        0        0     0.01        0  601 - 625                 0
626 - 650          0        0        0        0        0     0.02        0        0        0        0  626 - 650                 0
651 - 675          0        0        0        0        0     0.02        0        0        0        0  651 - 675                 0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0     0.01        0     0.04        0        0     0.01        0  TOTAL:                    0
==================================================================================================================================
                                                                                                          total CURBAL: 663,819.47

                TOTAL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL
                CURBAL        CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL        CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
----------------------------------------------------------------------------------------------------------------------------------

526 - 550              0             0            0            0            0            0            0            0             0
551 - 575              0             0            0            0            0            0            0            0             0
601 - 625              0             0            0            0            0            0            0            0             0
626 - 650              0             0            0            0            0            0            0            0             0
651 - 675              0             0            0            0            0            0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0             0            0            0            0            0            0            0             0
==================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND ALTDOC DOCUMENTATION AND SECOND LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'PURCHASE')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT           CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'ALT') AND   (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0  (LIEN eq 1)      rcc 0 55)
----------------------------------------------------------------------------------------------------------------------------------

601 - 625          0        0        0        0        0        0        0        0        0     0.01  601 - 625                 0
626 - 650          0        0        0        0        0        0        0        0        0     0.02  626 - 650                 0
651 - 675          0        0        0        0        0        0        0        0        0     0.04  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0        0     0.01  676 - 700                 0
701 >=             0        0        0        0        0        0        0        0        0     0.01  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0        0     0.09  TOTAL:                    0
==================================================================================================================================
                                                                                                          total CURBAL: 868,683.94

                TOTAL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL
                CURBAL        CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL        CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
----------------------------------------------------------------------------------------------------------------------------------

601 - 625              0             0            0            0            0            0            0            0             0
626 - 650              0             0            0            0            0            0            0            0             0
651 - 675              0             0            0            0            0            0            0            0             0
676 - 700              0             0            0            0            0            0            0            0             0
701 >=                 0             0            0            0            0            0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0             0            0            0            0            0            0            0             0
==================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND
                                                                                                       (LOANPURP
                                                                                                       SS 'PURCHASE')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT           CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00    60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.0  (LIEN eq 1)      rcc 0 55)
----------------------------------------------------------------------------------------------------------------------------------

501 - 525          0        0        0        0        0        0     0.02        0        0        0  501 - 525                 0
526 - 550       0.01        0     0.01        0        0     0.05     0.04        0        0        0  526 - 550                 0
551 - 575       0.01        0        0        0        0     0.02     0.03     0.06     0.01        0  551 - 575                 0
576 - 600          0        0        0        0        0     0.37     0.01     0.02     0.02        0  576 - 600                 0
601 - 625       0.01        0        0        0        0     0.22        0     0.04     0.01        0  601 - 625                 0
626 - 650          0        0        0        0        0     0.11        0        0        0        0  626 - 650                 0
651 - 675          0        0        0        0        0     0.05        0        0     0.03     0.01  651 - 675                 0
676 - 700          0        0        0        0        0      0.1        0        0        0        0  676 - 700                 0
701 >=             0        0        0        0        0     0.02        0     0.02     0.01     0.01  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          0.02        0     0.01        0        0     0.94     0.11     0.13     0.08     0.03  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 13,018,494.60

                TOTAL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL         TOTAL
                CURBAL        CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL        CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)   ROC 95 100)
----------------------------------------------------------------------------------------------------------------------------------

501 - 525              0             0            0            0            0            0            0            0             0
526 - 550              0             0            0            0            0            0            0            0             0
551 - 575              0             0            0            0            0            0            0            0             0
576 - 600              0             0            0            0            0            0            0            0             0
601 - 625              0             0            0            0            0            0            0            0             0
626 - 650              0             0            0            0            0            0            0            0             0
651 - 675              0             0            0            0            0            0            0            0             0
676 - 700              0             0            0            0            0            0            0            0             0
701 >=                 0             0            0            0            0            0            0            0             0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0             0            0            0            0            0            0            0             0
==================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND FULL DOCUMENTATION AND SECOND LIEN



                                                                                                       OCCSTAT SS
                                                                                                       'OOC') AND
                                                                                                       (LOANPURP
                                                                                                       SS
                                                                                                       'PURCHASE')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT           CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

551 - 575          0        0        0        0        0        0        0        0        0      0.1  551 - 575                 0
576 - 600          0        0        0        0        0        0        0        0        0     1.08  576 - 600                 0
601 - 625          0        0        0        0        0        0        0        0        0     0.79  601 - 625                 0
626 - 650          0        0        0        0        0        0        0        0        0     0.46  626 - 650                 0
651 - 675          0        0        0        0        0        0        0        0        0     0.25  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0        0      0.1  676 - 700                 0
701 >=             0        0        0        0        0        0        0        0        0      0.1  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0     0.01     2.89  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 28,600,804.95

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV  ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOANPURP
                                                                                                       SS 'PURCHASE')     TOTAL
                                                                                                       AND (DOCSTAT       CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

501 - 525          0        0     0.02        0     0.01        0        0        0        0        0  501 - 525                 0
526 - 550          0        0        0        0     0.01     0.01        0        0        0        0  526 - 550                 0
551 - 575          0        0        0        0        0     0.03     0.01        0        0        0  551 - 575                 0
576 - 600          0        0        0     0.02        0        0     0.01     0.02        0        0  576 - 600                 0
601 - 625          0     0.01        0        0        0        0        0        0        0        0  601 - 625                 0
626 - 650          0        0        0        0        0     0.06        0        0     0.01        0  626 - 650                 0
651 - 675          0     0.02        0        0        0     0.12        0     0.01     0.01        0  651 - 675                 0
676 - 700          0        0      0.1        0     0.03     0.11        0        0        0     0.01  676 - 700                 0
701 >=             0        0        0     0.02        0     0.02        0     0.02        0        0  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0     0.03     0.12     0.04     0.05     0.34     0.03     0.05     0.02     0.01  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 13,018,494.60

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

501 - 525              0            0            0            0            0            0            0            0            0
526 - 550              0            0            0            0            0            0            0            0            0
551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND PURCHASE AND STATED DOCUMENTATION AND SECOND LIEN



                                                                                                       OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOANPURP
                                                                                                       SS 'PURCHASE')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT SS        CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  'STATED') AND   (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

626 - 650          0        0        0        0        0        0        0        0     0.01     0.15  626 - 650                 0
651 - 675          0        0        0        0        0        0        0        0     0.01     0.28  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0     0.01     0.23  676 - 700                 0
701 >=             0        0        0        0        0        0        0        0     0.01     0.26  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0     0.03     0.92  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 9,460,968.14

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)    ROC 60 65)   ROC 65 70)  ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND RATE TERM REFI AND ALTDOC DOCUMENTATION AND SECOND LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOANPURP
                                                                                                       SS 'RATE')         TOTAL
                                                                                                       AND (DOCSTAT       CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'ALT') AND   (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

601 - 625          0        0        0        0        0        0        0        0        0        0  601 - 625                 0
626 - 650          0        0        0        0        0        0        0        0        0     0.02  626 - 650                 0
676 - 700          0        0        0        0        0        0        0        0        0        0  676 - 700                 0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0        0     0.02  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 224,950.67

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND RATE TERM REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                       OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOANPURP
                                                                                                       SS 'RATE')         TOTAL
                                                                                                       AND (DOCSTAT       CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

576 - 600          0        0        0        0        0     0.01        0        0        0        0  576 - 600                 0
651 - 675          0        0        0        0        0     0.03        0     0.01        0        0  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0        0     0.01  676 - 700                 0
701 >=             0     0.01     0.04     0.03        0        0        0        0        0        0  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0     0.01     0.04     0.03        0     0.04        0     0.01        0     0.01  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 1,358,732.73

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

576 - 600              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND RATE TERM REFI AND FULL DOCUMENTATION AND SECOND LIEN



                                                                                                       OCCSTAT
                                                                                                       SS 'OOC')
                                                                                                       AND (LOANPURP
                                                                                                       SS 'RATE')         TOTAL
                                                                                                       AND (DOCSTAT       CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)      RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

551 - 575          0        0        0        0        0        0        0        0        0     0.04  551 - 575                 0
576 - 600          0        0        0        0        0        0        0        0        0     0.11  576 - 600                 0
601 - 625          0        0        0        0        0        0        0        0     0.01      0.1  601 - 625                 0
626 - 650          0        0        0        0        0        0        0        0        0     0.12  626 - 650                 0
651 - 675          0        0        0        0        0        0        0        0        0     0.07  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0        0     0.02  676 - 700                 0
701 >=             0        0        0        0        0        0        0        0        0     0.02  701 >=                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0     0.02     0.47  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 4,860,988.36

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL       CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)   ROC 60 65)   ROC 65 70)   ROC 70 75)   ROC 75 80)   ROC 80 85)   ROC 85 90)   ROC 90 95)  ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

551 - 575              0            0            0            0            0            0            0            0            0
576 - 600              0            0            0            0            0            0            0            0            0
601 - 625              0            0            0            0            0            0            0            0            0
626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND OOC AND RATE TERM REFI AND STATED DOCUMENTATION AND SECOND LIEN



                                                                                                       OCCSTAT SS 'OOC')
                                                                                                       AND (LOANPURP SS
                                                                                                       'RATE') AND          TOTAL
                                                                                                       (DOCSTAT SS          CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  'STATED') AND     (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 2)        RCC 0 55)
------------------------------------------------------------------------------------------------------------------------------------

626 - 650          0        0        0        0        0        0        0        0     0.01     0.02  626 - 650                 0
651 - 675          0        0        0        0        0        0        0        0     0.01     0.08  651 - 675                 0
676 - 700          0        0        0        0        0        0        0        0        0     0.04  676 - 700                 0
701 >=             0        0        0        0        0        0        0        0        0     0.02  701 >=                    0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0        0        0        0        0        0     0.02     0.17  TOTAL:                    0
====================================================================================================================================
                                                                                                       total CURBAL: 1,868,472.46

                TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                CURBAL      CURBAL        CURBAL      CURBAL        CURBAL      CURBAL        CURBAL      CURBAL        CURBAL
             (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV   ROC 55 60)  ROC 60 65)    ROC 65 70)  ROC 70 75)    ROC 75 80)  ROC 80 85)    ROC 85 90)  ROC 90 95)   ROC 95 100)
--------------------------------------------------------------------------------------------------------------------------------

626 - 650              0            0            0            0            0            0            0            0            0
651 - 675              0            0            0            0            0            0            0            0            0
676 - 700              0            0            0            0            0            0            0            0            0
701 >=                 0            0            0            0            0            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0            0            0            0            0            0            0            0            0
================================================================================================================================


FIXED RATE AND VAC AND CASHOUT REFI AND FULL DOCUMENTATION AND FIRST LIEN



                                                                                                       (OCCSTAT
                                                                                                       SS 'VAC') AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND                TOTAL
                                                                                                       (DOCSTAT           CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  SS 'FULL') AND  (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)       RCC 0 55)
----------------------------------------------------------------------------------------------------------------------------------

526 - 550          0     0.02        0        0        0        0        0        0        0        0  526 - 550                 0
551 - 575          0        0        0        0        0        0        0        0        0        0  551 - 575                 0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0     0.02        0        0        0        0        0        0        0        0  TOTAL:                    0
==================================================================================================================================
                                                                                                       total CURBAL: 195,219.09

                 TOTAL         TOTAL        TOTAL         TOTAL        TOTAL         TOTAL        TOTAL         TOTAL       TOTAL
                 CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL       CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV    ROC 55 60)   ROC 60 65)    ROC 65 70)   ROC 70 75)    ROC 75 80)   ROC 80 85)    ROC 85 90)   ROC 90 95)  ROC 95 100)
------------------------------------------------------------------------------------------------------------------------------------

526 - 550               0            0             0            0             0            0             0            0          0
551 - 575               0            0             0            0             0            0             0            0          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0            0             0            0             0            0             0            0          0
====================================================================================================================================


FIXED RATE AND VAC AND CASHOUT REFI AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                        OCCSTAT
                                                                                                       SS 'VAC') AND
                                                                                                       (LOANPURP
                                                                                                       SS 'CASHOUT')
                                                                                                       AND (DOCSTAT      TOTAL
                                                                                                       SS 'STATED')      CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)      RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

626 - 650          0        0        0     0.02        0        0        0        0        0        0  626 - 650                0
651 - 675          0        0        0        0        0        0     0.01        0        0        0  651 - 675                0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0     0.02        0        0     0.01        0        0        0  TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 332,344.52

                 TOTAL        TOTAL         TOTAL        TOTAL         TOTAL        TOTAL         TOTAL        TOTAL        TOTAL
                CURBAL        CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV    ROC 55 60)   ROC 60 65)    ROC 65 70)   ROC 70 75)    ROC 75 80)   ROC 80 85)    ROC 85 90)   ROC 90 95)  ROC 95 100)
------------------------------------------------------------------------------------------------------------------------------------

626 - 650               0            0             0            0             0            0             0            0          0
651 - 675               0            0             0            0             0            0             0            0          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0            0             0            0             0            0             0            0          0
====================================================================================================================================


FIXED RATE AND VAC AND PURCHASE AND STATED DOCUMENTATION AND FIRST LIEN



                                                                                                       ((OCCSTAT
                                                                                                       SS 'VAC') AND
                                                                                                       (LOANPURP
                                                                                                       SS 'PURCHASE')
                                                                                                       AND (DOCSTAT      TOTAL
                                                                                                       SS 'STATED')      CURBAL
                      55.01 -  60.01 -  65.01 -  70.01 -  75.01 -  80.01 -  85.01 -  90.01 -  95.01 -  AND            (LTV_PROSUP
FICO BY LTV  <=55.00   60.00    65.00    70.00    75.00    80.00    85.00    90.00    95.00    100.00  (LIEN EQ 1)      RCC 0 55)
---------------------------------------------------------------------------------------------------------------------------------

676 - 700          0        0        0     0.02        0        0        0        0        0        0  676 - 700                0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0        0        0     0.02        0        0        0        0        0        0  TOTAL:                   0
=================================================================================================================================
                                                                                                       total CURBAL: 176,777.82

                 TOTAL        TOTAL         TOTAL        TOTAL         TOTAL        TOTAL         TOTAL        TOTAL        TOTAL
                CURBAL        CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL        CURBAL       CURBAL
             (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP   (LTV_PROSUP  (LTV_PROSUP
FICO BY LTV    ROC 55 60)   ROC 60 65)    ROC 65 70)   ROC 70 75)    ROC 75 80)   ROC 80 85)    ROC 85 90)   ROC 90 95)  ROC 95 100)
------------------------------------------------------------------------------------------------------------------------------------

676 - 700               0            0             0            0             0            0             0            0          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0            0             0            0             0            0             0            0          0
====================================================================================================================================


Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
8/9/2005 4:51:00 PM

--------------------------------------------------------------------------------
Disclaimer:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors.
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represented to be accurate or complete. This document may not be reproduced in
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from time to time have a long or short position in any contract or security discussed.
--------------------------------------------------------------------------------